UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2009 through August 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Arizona Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
    (formerly JPMorgan Short Term Municipal Bond Fund)
JPMorgan Tax Free Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Michigan Municipal Bond Fund	4
JPMorgan Municipal Income Fund	6
JPMorgan Ohio Municipal Bond Fund	8
JPMorgan Short-Intermediate Municipal Bond Fund	10
JPMorgan Tax Free Bond Fund	13
Schedules of Portfolio Investments	16
Financial Statements	54
Financial Highlights	66
Notes to Financial Statements	78
Schedule of Shareholder Expenses	102
Board Approval of Investment Advisory Agreements	105
Special Shareholder Meeting Results	109

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$160,597
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal,* returned 2.97%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 3.71% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed its benchmark. In contrast to the periods of heightened volatility, forced selling into illiquid markets and spread widening that occurred in calendar year 2008, conditions in the municipal market significantly improved over the six months ended August 31, 2009. During that time, the once frozen credit markets started to thaw, liquidity improved, the economy showed signs of stabilizing and it appeared that investor risk aversion abated. Collectively, this helped municipal spreads to narrow. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In addition, attractive valuations, solid demand and falling supply of tax-exempt securities supported municipal bond prices, especially longer-term, lower rated issues.

A number of strategies that helped the Fund’s performance during last year’s credit crisis detracted from results during the reporting period. For example, the Fund maintained a higher quality portfolio, with an overweight to AAA-rated securities and an underweight to BBB-rated issues. This was not rewarded, as lower-quality municipal bonds generally outperformed their higher quality counterparts.

The Fund’s positioning from a sector perspective produced mixed results. Detracting from results was the Fund’s lack of exposure to the strong performing corporate-backed and tobacco sectors. The Fund’s modest overweight to pre-refunded securities (bonds that are secured with U.S. government securities) also detracted from performance given the lower-quality rally. Aiding the Fund was its housing and hospital overweights, two of the best performing sectors in the benchmark. Also enhancing the Fund’s results was its gas purchase holding, which is a bond used by municipalities to finance prepayments of future gas purchases. We received an optional tender offer for the security, which we accepted, as the price to repurchase the security was at a significant premium.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) and positioning on the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) also hurt its results. The Fund had a short duration versus the benchmark, which detracted as municipal yields declined during the reporting period. Overall, having an overweight to the 4–6 year part of the curve and underweight to the 12–17 year portion of the curve negatively impacted the Fund as longer-term securities outperformed their short-term counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	As always, we actively managed the Fund amid changing economic and market conditions. For example, we pared our exposure to shorter-terms bonds and used the proceeds to increase the Fund’s exposure to securities in the 12–17 year portion of the yield curve. Given the budget challenges in Arizona, as was the case in most states, we continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit quality securities. In addition, given the low-quality rally during the reporting period, we did not find those securities to be as attractively valued. To enhance the Fund’s geographic diversification, we maintained a position, within its prospectus guidelines, in securities issued outside Arizona. These positions are generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	41.6%
AA	31.1
A	24.4
BAA	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.89%	5.80%	3.35%	4.32%
With Sales Charge*		(0.94)	1.82	2.56	3.93
CLASS B SHARES	1/20/97
Without CDSC		2.52	5.14	2.72	3.79
With CDSC**		(2.48)	0.14	2.36	3.79
CLASS C SHARES	2/19/05
Without CDSC		2.46	5.13	2.69	3.65
With CDSC***		1.46	4.13	2.69	3.65
SELECT CLASS SHARES	1/20/97	2.97	6.09	3.61	4.57

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$177,584
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal,* returned 3.03%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 3.71% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed its benchmark. In contrast to the periods of heightened volatility, forced selling into illiquid markets and spread widening that occurred in calendar year 2008, conditions in the municipal market significantly improved over the six months ended August 31, 2009. During that time, the once frozen credit markets started to thaw, liquidity improved, the economy showed signs of stabilizing and it appeared that investor risk aversion abated. Collectively, this helped municipal spreads to narrow. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In addition, attractive valuations, solid demand and falling supply of tax-exempt securities supported municipal bond prices, especially longer-term, lower rated issues.

A number of strategies that helped the Fund’s performance during last year’s credit crisis detracted from results during the reporting period. For example, the Fund maintained a higher quality portfolio, with an overweight to AAA-rated securities and an underweight to BBB-rated issues. This was not rewarded, as lower-quality municipal bonds generally outperformed their higher quality counterparts. However, the Fund did benefit from its overweight to A-rated municipal bonds.

The Fund’s positioning from a sector perspective produced mixed results. Detracting from results was the Fund’s lack of exposure to the strong performing corporate-backed sector. In addition, the Fund’s exposure to pre-refunded securities (bonds that are secured with U.S. government securities) also detracted from performance given the lower-quality rally. Aiding the Fund was its zero coupon bond and hospital overweights. Also enhancing the Fund’s results was its gas purchase holdings, which are bonds used by municipalities to finance prepayments of future gas purchases.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) and positioning on the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) also hurt its results. The Fund had a short duration versus the benchmark, which detracted as municipal yields declined during the reporting period. Overall, having an overweight to the intermediate part (4–12 years) of the curve and underweight to the longer portion of the curve (12–17 years) negatively impacted the Fund as longer-term securities outperformed their short-term counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	As always, we actively managed the Fund amid changing economic and market conditions. For example, we pared our exposure to shorter-terms bonds and used the proceeds to increase the Fund’s exposure to securities in longer portion of the yield curve. We also continued to maintain a diversified portfolio by sector and individual securities. Given the budget challenges in Michigan, as was the case in most states, we managed the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit quality securities. In addition, given the low-quality rally during the reporting period, we did not find those securities to be as attractively valued. To enhance the Fund’s geographic diversification, we maintained a position, within its prospectus guidelines, in securities issued outside Michigan. These positions are generally high-grade, liquid securities and they positively contributed to performance during the reporting period.

CREDIT QUALITY ALLOCATIONS***

AAA	41.1%
AA	24.6
A	25.5
BAA	8.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

4   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		2.80%	4.40%	3.04%	4.29%
With Sales Charge*		(1.06)	0.50	2.26	3.89
CLASS B SHARES	9/23/96
Without CDSC		2.51	3.78	2.41	3.78
With CDSC**		(2.49)	(1.22)	2.04	3.78
CLASS C SHARES	2/19/05
Without CDSC		2.56	3.83	2.43	3.67
With CDSC***		1.56	2.83	2.43	3.67
SELECT CLASS SHARES	2/1/93	3.03	4.68	3.31	4.56

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS
Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,206,946
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes,* returned 4.02%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 3.71% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve. While the fundamentals in the municipal market were stressed during the reporting period — due to the lagging effect of falling tax revenues — municipal bond prices performed well over the six months ended August 31, 2009. During that time, it appeared that risk aversion abated as the economy appeared to bottom and investors were drawn to the attractive valuations in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Many of the strategies that detracted from the Fund’s performance in 2008 were positive contributors to performance during the reporting period. For example, the Fund’s overweight positions in the housing and healthcare sectors were beneficial, as their spreads narrowed versus last year’s elevated levels. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

Also from a sector perspective, the Fund’s underweight exposure to pre-refunded securities (bonds that are secured with U.S. government securities) and general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders.) helped the Fund’s performance. Elsewhere, maintaining an overweight to lower weighted A– and BBB-rated securities was a positive contributor to performance, as these securities outperformed their higher rated counterparts.

Detracting from performance was the Fund’s overweight to the shorter portion of the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). During the reporting period, longer-term municipal rates fell more than shorter-term rates. We maintained a relatively neutral duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) compared to the benchmark, which did not materially impact the Fund’s performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we maintained its sector overweights in areas such as municipal-related housing and healthcare and continued to hold certain lower quality municipal securities. While the conditions in the municipal market were extremely challenging in 2008, we believed spreads had widened to unsustainable levels. Therefore, we maintained our disciplined, value-oriented approach throughout the reporting period. This stance was rewarded as the sectors we emphasized saw their spreads narrow during the six months ended August 31, 2009

CREDIT QUALITY ALLOCATIONS***

AAA	36.5%
AA	29.1
A	20.8
BAA	11.5
BA & NR	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

6   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		3.97%	4.83%	3.15%	4.01%
With Sales Charge*		0.10	0.86	2.37	3.61
CLASS B SHARES	1/14/94
Without CDSC		3.57	4.14	2.53	3.49
With CDSC**		(1.43)	(0.86)	2.16	3.49
CLASS C SHARES	11/4/97
Without CDSC		3.59	4.17	2.55	3.37
With CDSC***		2.59	3.17	2.55	3.37
SELECT CLASS SHARES	2/9/93	4.02	5.00	3.38	4.26

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$285,714
Primary Benchmark	Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index
Average Credit Quality	AA2/AA3
Duration	5.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal,* returned 3.16%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 3.71% return for the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	During the reporting period, the Fund underperformed its benchmark. The economy remained weak throughout the period, as gross domestic product (GDP) contracted, consumer spending was strained and unemployment moved higher. In the municipal market, conditions generally improved over the reporting period, in contrast to the periods of heightened volatility, forced selling into illiquid markets and spread widening that occurred in calendar year 2008. The government’s low interest rate monetary policy and fiscal stimulus programs appeared to gain traction over the period, as the strained credit markets started to function more normally, liquidity improved and the economy showed signs of stabilizing. Collectively, this helped municipal spreads to narrow. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. In addition, it appeared that less investor risk aversion, as well as solid demand and falling issuance of tax-exempt securities, supported municipal bond prices, especially longer-term, lower rated issues.

During the reporting period, the Fund’s assets grew primarily due to strong inflows from investors. However, the falling supply of municipal issuance from the state of Ohio made it difficult for the Fund to rapidly deploy these assets. As a result, the Fund’s cash position increased from 2.5% to more than 7% of total assets during the reporting period. This detracted from performance, given the low yields paid by cash investments.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) declined during the reporting period and remained shorter than that of the benchmark. This detracted from performance, as municipal yields declined during the period. The Fund’s positioning (excluding cash) along the municipal yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was similar to that of the benchmark and did not materially impact its performance.

On the positive side, the Fund’s exposure to higher yielding tobacco and port authority municipal securities enhanced its results. Elsewhere, the Fund’s overweight positions in the strong performing housing and hospital sectors also rewarded performance. However, this was partially offset by having shorter-maturity securities in those sectors.

Q:	HOW WAS THE FUND MANAGED?

A:	Given the budget challenges in Ohio, as was the case in most states we continued to favor high-quality securities. Within the Fund’s single-state nature, the portfolio was diversified across most market sectors. However, we remained very cautious about the corporate-related sector in this difficult environment and typically avoided these more economically-sensitive securities. In terms of the Fund’s yield curve positioning, we sought to invest a major portion of new assets in the 15-year portion of the curve, as we looked to move the Fund’s duration to a more neutral position versus the benchmark.

CREDIT QUALITY ALLOCATIONS***

AAA	36.3%
AA	36.1
A	21.7
BAA	5.3
BA & NR	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		3.02%	6.06%	3.44%	4.38%
With Sales Charge*		(0.81)	2.07	2.65	3.99
CLASS B SHARES	1/14/94
Without CDSC		2.77	5.35	2.82	3.84
With CDSC**		(2.23)	0.35	2.46	3.84
CLASS C SHARES	2/19/05
Without CDSC		2.81	5.42	2.83	3.71
With CDSC***		1.81	4.42	2.83	3.71
SELECT CLASS SHARES	7/2/91	3.16	6.27	3.71	4.63

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Short-Intermediate Municipal Bond Fund*

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$815,323
Primary Benchmark	Barclays Capital 1–5 Year Municipal Blend Index
Average Credit Quality	AA2/AA3
Duration	2.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short-Intermediate Municipal Bond Fund (previously the JPMorgan Short Term Municipal Bond Fund), which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 2.30%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 2.48% return for the Barclays Capital 1–5 Year Municipal Blend Index and the 2.28% return of its previous benchmark, the Barclays Capital Short Municipal Bond Index, for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, poorly functioning credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in calendar year 2008 and into 2009, as there were signs that the government’s aggressive initiatives to normalize conditions in the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve. While the fundamentals in the municipal market were stressed during the reporting period—due to the lagging effect of falling tax revenues—municipal bond prices performed well over the six months ended August 31, 2009. During that time, it appeared that risk aversion abated as the economy appeared to bottom and investors were drawn to the attractive valuations in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices, especially lower quality issues.

The main detractor from the Fund’s results during the reporting period was its underweight in New York, as these securities outperformed the benchmark. The Fund’s modest exposure to taxable municipal securities was also a detractor from performance, as they lagged their tax-free counterparts. Elsewhere, the Fund’s variable rate demand notes (VRNDs: short term tax exempt instruments whose rate resets daily or weekly) were a detractor from performance. A combination of strong demand from money market funds and significantly decreased new issuance of VRDNs drove their yields down to extremely low levels.

On the positive side, the Fund’s exposure to the lower-quality healthcare, tobacco and housing sectors contributed to its performance. Also enhancing the Fund’s results was its positioning in California. At the beginning of the period, the Fund had an overweight to municipal bonds issued by the state. This exposure was later pared to capture profits, as the Fund’s holdings rallied following the passage of the state’s budget.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was similar to that of the benchmark and did not materially impact performance during the reporting period. From a yield curve perspective (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund was positioned for a steepening curve. This benefited performance as the yield curve did steepen.

Q:	HOW WAS THE FUND MANAGED?

A:	During the reporting period, the Fund’s benchmark was changed from the Barclays Capital Short Municipal Bond Index to the Barclays Capital 1–5 Year Municipal Blend Index. As a result, we made several adjustments to the Fund’s portfolio. For example, the Fund’s overall credit quality, which was previously lower than the new benchmark, was increased to move to a more neutral position. We also paid close attention to individual position sizes in the portfolio and modified its exposure to certain positions in order to maintain a well diversified portfolio.

10   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

CREDIT QUALITY ALLOCATIONS****

AAA	50.0%
AA	22.5
A	17.4
BAA	8.4
BA & NR	1.7

*	The Fund’s name was changed from JPMorgan Short Term Municipal Bond Fund to JPMorgan Short-Intermediate Municipal Bond Fund on April 30, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Short-Intermediate Municipal Bond Fund*

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		2.17%	3.81%	2.84%	3.36%
With Sales Charge*		(0.16)	1.44	2.36	3.13
CLASS B SHARES	5/4/98
Without CDSC		1.87	3.25	2.30	3.05
With CDSC**		(1.13)	0.25	2.30	3.05
CLASS C SHARES	11/1/01	1.81	3.19	2.30	2.83
INSTITUTIONAL CLASS SHARES	6/19/09	2.37	4.16	3.11	3.63
SELECT CLASS SHARES	5/4/98	2.30	4.08	3.09	3.62

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays Capital 1–5 Year Municipal Blend Index, the Barclays Capital Short Municipal Bond Index, the Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year Municipal Blend Index and the Barclays Capital Short Municipal Bond Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital 1–5 Year Municipal Blend Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Barclays Capital Short Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with short-term maturities. The benchmark index for the Fund has changed from the Barclays Capital Short Municipal Bond Index to the Barclays Capital 1–5 Year Municipal Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Short-Intermediate Municipal Debt Funds Index and the Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$785,375
Primary Benchmark	Barclays Capital Municipal Bond Index
Average Credit Quality	AA2/AA3
Duration	6.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,* returned 4.32%** (Select Class Shares) for the six months ended August 31, 2009, compared to the 5.61% return for the Barclays Capital Municipal Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The reporting period was characterized by a return to more normal credit and liquidity conditions and a rally in the municipal bond market. Looking back, municipal bond prices fell in 2008, in particular during September and October 2008. This was triggered by turmoil in the financial markets, a rapidly weakening economy, frozen credit markets, downgrades of monoline insurers and forced selling by leveraged investors. (Monoline insurers guarantee the timely repayment of bond principal and interest when an issuer defaults.) Collectively, this led to an extreme “flight to quality,” as investors flocked to short-term Treasuries and sold securities that were perceived to be risky.

The backdrop started to gradually improve late in the calendar 2008 year and into 2009, as there were signs that the government’s aggressive initiatives to unfreeze the credit markets and stabilize the financial system were beginning to gain some traction. In addition, during the reporting period, there were signs that economic conditions were beginning to improve. While the fundamentals in the municipal market were stressed during the reporting period — due to the lagging effect of falling tax revenues — municipal bond prices performed well over the six months ended August 31, 2009. During that time, it appeared that risk aversion abated as the economy appeared to bottom and investors were drawn to the attractive valuations in the overall municipal market. Strong demand and falling supply of tax-exempt securities further supported municipal bond prices.

Many of the strategies that helped the Fund’s performance in 2008 detracted from performance during the reporting period. For example, the Fund maintained a higher quality portfolio than the benchmark, both from an average quality and sector perspective. This detracted from performance, as lower-quality municipal bonds outperformed their higher quality counterparts during the six months ended August 31, 2009.

In terms of sectors, the Fund held overweight positions in high quality pre-refunded securities (bonds that are secured with U.S. government securities), general obligation bonds (municipal securities that are secured by a state or local government’s pledge to use legally available resources, including tax revenues, to repay bond holders) and essential service revenue bonds (securities that are issued by municipal enterprises such as water, public power and sewer utilities). The performance of these sectors lagged the benchmark during the reporting period. In contrast, the Fund had underweights in the lower quality housing, healthcare and tobacco sectors. This was not rewarded as these sectors outperformed the benchmark during the period.

The Fund emphasized securities issued by states that we viewed as being more fiscally responsible and states we believed were relatively better equipped to handle the weak economic environment. This led to overweights in Georgia, Maryland, Texas and South Carolina and an underweight in New Jersey. The Fund also had overweights in California and New York, both of which were experiencing fiscal challenges. However, in both cases many of the Fund’s holdings were high quality pre-refunded securities. Again, this stance was not rewarded as these securities underperformed while low quality securities rallied during the reporting period.

The Fund’s duration and yield curve strategies also detracted somewhat from performance. (Duration measures the price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time). During the reporting period, we maintained a short duration and an underweight to longer-term municipal securities. This positioning detracted as municipal yields, overall, declined during the period and longer-term yields fell more than their short-term counterparts. The Fund had a small Treasury futures position, which did not materially impact its results.

Q:	HOW WAS THE FUND MANAGED?

A:	We did not significantly adjust the Fund’s portfolio during the reporting period, as we continued to emphasize higher quality sectors and securities. However, we did make several minor adjustments. Early in the reporting period, we increased the Fund’s exposure to certain California general

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

obligation bonds that we found to be attractively valued. These securities rallied after the state’s budget was approved. We also increased the Fund’s exposure to higher coupon municipal securities. This positively contributed to the Fund’s performance, as there was strong demand for these securities given their attractive yields. In addition, they provide a hedge in the event that interest rates rise once the economy is on more solid footing. As is consistent with our tax-advantaged strategy, we maintained a very minimal exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS***

AAA	33.3%
AA	30.8
A	25.9
BAA	10.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		4.12%	4.78%	3.35%	4.71%
With Sales Charge*		0.24	0.85	2.57	4.31
CLASS B SHARES	4/4/95
Without CDSC		3.76	3.98	2.62	4.16
With CDSC**		(1.24)	(1.02)	2.26	4.16
CLASS C SHARES	7/1/08
Without CDSC		3.85	4.08	2.56	3.57
With CDSC***		2.85	3.08	2.56	3.57
SELECT CLASS SHARES	2/1/95	4.32	5.00	3.54	4.94

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date is based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Barclays Capital Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.2%
	Arizona — 84.3%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.000%, 01/01/12	1,248
1,225	Series A, Rev., 5.000%, 01/01/14	1,312
470	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.700%, 08/01/10 (p)	498
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.250%, 10/01/17	2,887
	Arizona School Facilities Board,
1,000	COP, 5.250%, 09/01/18	1,070
1,500	Series A, COP, NATL-RE, 5.000%, 09/01/12	1,631
3,000	Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	3,393
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.250%, 07/01/12 (p)	3,176
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	2,775
	Arizona State Transportation Board Highway,
2,000	Series A, Rev., 5.250%, 07/01/12	2,232
3,000	Series B, Rev., 5.250%, 07/01/12	3,178
	Arizona State University,
1,500	Rev., FSA, 5.250%, 07/01/12	1,668
2,000	Rev., FSA, 5.250%, 07/01/12	2,208
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,195
1,000	COP, NATL-RE, 5.000%, 07/01/17	1,085
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD Student Loans, 5.400%, 11/01/09	1,049
1,000	Series A-1, Rev., GTD Student Loans, 5.875%, 11/01/09	1,012
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,500	Series A, Rev., 5.000%, 10/01/18	1,646
1,000	Series A, Rev., 5.375%, 10/01/09 (p)	1,014
2,250	Series A, Rev., 5.375%, 10/01/11 (p)	2,457
1,600	Series A, Rev., 5.500%, 10/01/09 (p)	1,623
1,110	Series A, Rev., 5.625%, 10/01/09 (p)	1,126
2,000	Series A, Rev., 5.750%, 10/01/09 (p)	2,029
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.000%, 04/01/14	1,768
3,000	City of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	3,448
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,621
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,233
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., NATL-RE, 5.625%, 01/01/10 (p)	3,080
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.000%, 07/01/12	1,099
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,253
2,000	City of Phoenix, GO, 5.875%, 07/01/10 (p)	2,091
105	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.350%, 09/23/09	105
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/12	2,341
655	City of Scottsdale, GO, 5.250%, 07/01/11 (p)	715
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.250%, 07/01/11	1,417
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,714
1,875	Rev., 5.250%, 07/01/23	2,200
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,278
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,700
1,000	Greater Arizona Development Authority, Series A, Rev., NATL-RE, 5.000%, 08/01/15	1,036
6,450	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	5,638
2,000	Maricopa County, Community College District, Series C, GO, 5.000%, 07/01/19	2,293
1,000	Maricopa County, High School District No. 210-Phoenix, GO, FSA, 5.250%, 07/01/19	1,153
2,000	Maricopa County, School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, NATL-RE, FGIC, Zero Coupon, 01/01/11	1,950
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/15	1,370
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, NATL-RE, FGIC, 4.750%, 07/01/11	1,058
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, FSA, 5.000%, 07/01/11	1,316
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, GO, NATL-RE, 6.350%, 07/01/10	1,047

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,131
1,905	Navajo County, Unified School District No. 20, Project of 2005, Series A, Rev., NATL-RE, 5.000%, 07/01/18	2,112
1,500	Northern Arizona University, Research Projects, COP, AMBAC, 5.000%, 09/01/15	1,540
2,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/19	2,184
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,334
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/18	2,272
60	Pima County IDA, Single Family Mortgage, Series A, Rev., 6.400%, 10/05/09	60
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.000%, 07/01/16	1,144
1,000	Series A, COP, AMBAC, 5.000%, 07/01/17	1,067
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, FSA, 5.000%, 07/01/14	1,780
	Salt River Project Agricultural Improvement & Power District,
1,600	Series A, Rev., 5.000%, 01/01/18	1,748
1,550	Series A, Rev., 5.000%, 01/01/18	1,721
1,500	Series A, Rev., 5.000%, 01/01/19	1,683
	Scottsdale IDA, Healthcare,
1,000	Series A, Rev., 5.000%, 09/01/15	1,035
1,200	Series A, Rev., 5.000%, 09/01/18	1,184
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.000%, 07/01/14	2,852
3,000	Rev., 5.000%, 07/01/17	3,473
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.500%, 10/05/09	988
2,630	State of Arizona, Series A, COP, FSA, 5.000%, 11/01/11	2,801
1,525	Tucson & Prima Counties IDA, Single Family Mortgage, Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	1,500
1,000	Tucson Airport Authority, Inc., Rev., FSA, 5.000%, 06/01/12	1,093
1,670	Tucson Airport Authority, Inc., Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/16	1,632
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/15	1,445
1,555	Series A, COP, AMBAC, 5.500%, 06/01/12 (p)	1,735
1,000	Series B, COP, AMBAC, 5.000%, 06/01/15	1,047
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.500%, 06/01/12	159
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.125%, 10/05/09	1,102
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., GNMA COLL, 6.100%, 09/20/09	3,181
		135,439
	Georgia — 0.7%
1,000	Municipal Electric Authority of Georgia, Project No. 1, Sub Series A, Rev., 5.000%, 01/01/12	1,071
	Illinois — 1.3%
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	1,062
1,000	State of Illinois, GO, 5.000%, 01/01/16	1,064
		2,126
	Michigan — 2.1%
3,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	3,407
	Nevada — 1.5%
2,000	Clark County School District, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	2,308
	North Carolina — 1.4%
2,000	Wake County, Public Improvement, GO, 5.000%, 03/01/19	2,272
	Pennsylvania — 0.7%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14	1,101
	South Carolina — 1.9%
1,760	Charleston County, Series A, GO, 5.000%, 08/01/19	1,965
1,000	South Carolina State Public Service Authority, Santee Cooper, Series A, Rev., 5.375%, 01/01/19	1,087
		3,052
	Texas — 3.3%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/17	1,896
3,000	Texas State Transportation Commission, Series A, Rev., 5.250%, 04/01/14	3,415
		5,311
	Total Municipal Bonds (Cost $149,230)	156,087

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   17

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
4,504	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $4,504)	4,504
	Total Investments — 100.0% (Cost $153,734)	160,591
	Other Assets in Excess of Liabilities — 0.0% (g)	6
	NET ASSETS — 100.0%	$160,597

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 98.2%
	Arizona — 0.6%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/18	1,092
	Colorado — 1.5%
1,000	Denver City & County School District No. 1, Series A, GO, 5.250%, 06/01/19	1,117
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/19	1,560
		2,677
	Michigan — 88.6%
2,300	Caledonia Community Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	2,461
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/15	1,803
	Chelsea Economic Development Corp., United Methodist Retirement,
2,000	Rev., 5.400%, 10/05/09 (i)	1,710
1,075	Rev., 5.400%, 10/05/09 (i)	1,039
2,840	Chippewa Valley Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/13	3,131
2,500	City of Battle Creek, Tax Allocation, Rev., NATL-RE, 5.000%, 11/01/09	2,514
4,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/17	4,309
	City of Detroit,
2,570	Series A, GO, FSA, 5.250%, 10/05/09	2,597
1,500	Series A-1, GO, NATL-RE, 5.375%, 10/01/11	1,376
2,000	Series B, Rev., NATL-RE, 6.000%, 07/01/10	2,055
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,407
1,500	Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/17	1,062
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.000%, 07/01/16	3,230
1,800	City of Detroit, Wayne County Stadium Authority, Rev., NATL-RE, FGIC, 5.500%, 10/05/09	1,800
1,500	City of Grand Rapids, Water Supply , Rev., NATL-RE, FGIC, 5.750%, 01/01/11	1,581
	City of Jackson, Capital Appreciation, Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,291
1,710	GO, FSA, Zero Coupon, 06/01/17	1,285
2,060	GO, FSA, Zero Coupon, 06/01/18	1,462
1,200	GO, FSA, Zero Coupon, 06/01/19	801
1,500	City of Wyandotte, Electric, Rev., NATL-RE, 4.000%, 04/01/10	1,518
2,075	East Grand Rapids Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/14	2,237
1,000	Ecorse Public School District, GO, FSA, Q-SBLF, 5.250%, 05/01/15	1,087
1,105	Emmet County Building Authority, GO, AMBAC, 5.000%, 05/01/13	1,207
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.000%, 11/01/14 (p)	1,153
1,000	Grand Blanc Community Schools, School Building & Site, GO, FSA, Q-SBLF, 5.000%, 05/01/14	1,105
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.375%, 05/01/11	2,743
1,515	Healthsource Saginaw, Inc., GO, NATL-RE, 5.000%, 05/01/15	1,598
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.000%, 11/01/13	1,763
1,620	Jackson Public Schools, School Building & Site, GO, FSA, Q-SBLF, 5.000%, 05/01/14	1,746
1,250	Lansing Community College, Building & Site, GO, NATL-RE, 5.000%, 05/01/13	1,344
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14	4,325
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,118
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.500%, 09/01/11 (i)	1,283
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.300%, 09/01/10	1,167
1,000	Series XVII-A, Rev., AMBAC, 5.750%, 12/01/09	919
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.000%, 10/01/14	1,376
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/14	1,101
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.250%, 01/01/12	1,331
	Michigan State Building Authority, Facilities Program,
2,675	Series 1, Rev., 5.250%, 10/15/09 (p)	2,690
1,250	Series I, Rev., FSA, 5.250%, 10/15/13	1,334

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.375%, 10/05/09 (p)	1,003
3,795	Series U, Rev., 5.625%, 10/05/09 (p)	3,810
6,875	Series W, Rev., FSA, 5.250%, 10/05/09 (p)	6,895
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.000%, 07/15/14	1,988
1,030	Series A, Rev., 5.000%, 07/15/17	986
1,395	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., FSA, 5.375%, 10/05/09	1,398
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,000	Rev., 5.000%, 11/15/15	1,020
1,000	Rev., 5.000%, 11/15/17	993
1,500	Rev., NATL-RE, 5.000%, 05/15/15	1,500
	Michigan State Housing Development Authority, Weston, Limited Obligation,
915	Series A, Rev., GNMA COLL, 4.100%, 12/20/14	895
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/14	1,743
1,000	Michigan State Trunk Line, Rev., FSA, 5.250%, 11/01/20	1,107
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,330
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., Assured Guaranty, Ltd., 5.250%, 10/15/18	1,657
1,055	Midland County Building Authority, Rev., FSA, 5.000%, 10/01/15	1,192
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,268
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/16	1,076
150	Northwestern Michigan College, Improvement, Unrefunded Balance, GO, FGIC, 5.600%, 10/01/09	151
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.000%, 11/01/09	2,509
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/14	1,793
1,070	Otsego Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/17	1,190
1,000	Otsego Public School District, School Building & Site, GO, FSA, Q-SBLF, 5.000%, 05/01/14 (p)	1,142
1,910	Pinckney Community Schools, GO, FSA, Q-SBLF, 5.000%, 05/01/14	2,043
	Rochester Community School District,
3,000	GO, FSA, Q-SBLF, 5.000%, 05/01/14	3,289
1,000	GO, NATL-RE, Q-SBLF, 5.000%, 05/01/19	1,094
1,000	Rockford Public School District, GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,070
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/15	2,033
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,577
1,450	Southfield Library Building Authority, GO, NATL-RE, 5.000%, 05/01/15	1,580
	Southfield Public Schools, School Building & Site,
3,100	Series B, GO, FSA, Q-SBLF, 5.125%, 05/01/14 (p)	3,542
	State of Michigan,
3,000	Rev., FSA, 5.250%, 11/01/16	3,356
4,500	Rev., FSA, 5.250%, 11/01/17 (p)	5,024
3,130	Rev., FSA, 5.250%, 05/15/18	3,565
1,000	Rev., FSA, 5.250%, 05/15/21	1,136
	State of Michigan, Environmental Program,
1,345	Series A, GO, 5.000%, 05/01/13	1,464
2,690	Series A, GO, 5.250%, 05/01/13 (p)	3,055
735	Tawas City Hospital Finance Authority, St. Joseph, Series A, Rev., AGC, RADIAN-IBCC, 5.600%, 10/05/09 (p)	780
1,000	University of Michigan, Hospital, Series D, Rev., 5.000%, 12/01/10	1,044
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.250%, 05/01/11	2,089
1,500	Wayne Charter County, Airport, Series D, Rev., NATL-RE, FGIC, 5.250%, 12/01/09	1,508
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, NATL-RE, 5.125%, 11/01/09	1,182
	Wayne State University,
2,000	Rev., NATL-RE, FGIC, 5.250%, 11/15/09	2,033
2,000	Rev., NATL-RE, FGIC, 5.375%, 11/15/09	2,033
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/13	1,058
1,000	Willow Run Community Schools, GO, FSA, Q-SBLF, 5.000%, 05/01/15	1,070
		157,330
	New Jersey — 1.9%
3,000	New Jersey Transportation Trust Fund Authority, Grant Anticipation Bonds, Series A, Rev., NATL-RE, FGIC, 5.000%, 06/15/15	3,312

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Puerto Rico — 1.3%
2,195	Commonwealth of Puerto Rico, GO, NATL-RE, 6.250%, 07/01/12	2,345
	Tennessee — 1.9%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/14	3,289
	Texas — 1.5%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/15	1,612
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.000%, 02/15/15	1,086
		2,698
	Washington — 0.9%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/15	1,612
	Total Municipal Bonds (Cost $168,680)	174,355

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
1,427	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $1,427)	1,427
	Total Investments — 99.0% (Cost $170,107)	175,782
	Other Assets in Excess of Liabilities — 1.0%	1,802
	NET ASSETS — 100.0%	$177,584

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 96.9%
	Alabama — 0.6%
	Alabama 21st Century Authority, Tobacco Settlement,
1,790	Rev., 5.750%, 06/01/10	1,832
2,000	Rev., 5.750%, 12/01/11	1,905
2,290	Rev., 5.850%, 06/01/10	2,332
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., VAR, 5.400%, 11/01/11	1,326
		7,395
	Alaska — 2.4%
3,410	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/15	3,438
	Alaska Student Loan Corp.,
4,500	Series A, Rev., GTD Student Loans, 5.000%, 06/01/11	4,639
3,000	Series A-2, Rev., AMT, 5.000%, 12/01/16	2,967
3,000	Series A-3, Rev., AMT, 5.000%, 06/01/13	3,102
	City of North Slope Boro,
1,000	Series A, GO, NATL-RE, Zero Coupon, 06/30/10	989
6,350	Series A, GO, NATL-RE, Zero Coupon, 06/30/13	5,789
	Four Dam Pool Power Agency, Electrical,
4,805	Series A, Rev., LOC: Dexia Credit Local, 5.000%, 07/01/14 (p)	5,400
2,500	Northern TOB Securitization Corp., Series A, Rev., 4.625%, 06/01/14	2,347
		28,671
	Arizona — 2.5%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.000%, 01/01/13	2,152
415	Arizona Housing Finance Authority, Series 2A, Rev., GNMA/FNMA/FHLMC, 5.625%, 07/01/12	422
2,100	Arizona State University, Board of Regents, COP, NATL-RE, 5.000%, 07/01/15	2,311
3,595	City of Phoenix, Series B, GO, 5.000%, 07/01/12 (p)	3,919
2,645	City of Scottsdale, Rev., 5.250%, 07/01/22	3,105
1,395	Gila County, COP, 6.400%, 06/01/14 (i)	1,396
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.000%, 12/01/10	847
	Maricopa County IDA, Single Family Mortgage,
3,649	Series 1B, Rev., VAR, GNMA/FNMA, 5.650%, 05/01/16	3,719
490	Series 2B, Rev., GNMA/FNMA/FHLMC, 5.950%, 09/01/12	499
470	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., AMT, GNMA/FNMA/FHLMC, 5.950%, 09/01/12	479
	Pinal County,
3,065	COP, 5.250%, 12/01/14	3,135
2,910	COP, 5.250%, 12/01/14	3,000
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,086
	Tucson & Prima Counties IDA, Single Family Mortgage,
750	Series 1A, Rev., GNMA COLL, 5.625%, 07/01/12	754
1,010	Series B, Rev., GNMA/FNMA/FHLMC, 4.600%, 06/01/17	994
65	Tucson & Prima Counties IDA, Single Family Mortgage, Mortgage-Backed Securities Program,
	Series 1A, Rev., GNMA/FNMA, 5.700%, 01/01/10	67
40	Series 1A, Rev., GNMA/FNMA, 6.100%, 01/01/10	41
		29,926
	Arkansas — 1.0%
910	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/17	920
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.600%, 10/05/09	4,806
	City of Fayetteville, Sales & Use Tax,
140	Rev., FSA, 4.125%, 11/01/15	142
330	Rev., FSA, 4.250%, 11/01/15	344
1,045	Series A, Rev., FSA, 4.000%, 11/01/16	1,043
3,000	City of Springdale, Sales & Use Tax, Rev., FSA, 4.250%, 07/01/13	2,996
4	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.900%, 04/01/11	4
1,530	Rogers Arkansas Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.250%, 03/01/17	1,577
3	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.900%, 10/05/09	3
		11,835
	California — 4.9%
1,350	California Home Mortgage Finance Authority, Mortgage-Backed Securities Program, Series E, Rev., GNMA/FNMA/FHLMC, 4.350%, 02/01/17	1,334

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 09/18/09	1,347
	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
1,835	Series A, Rev., FNMA/GNMA/FHLMC, 4.200%, 02/01/17	1,732
55	Series A, Rev., GNMA/FNMA, 5.000%, 06/01/11	56
2,280	Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 06/01/16	2,288
1,665	Series C, Rev., GNMA/FNMA/FHLMC, 4.100%, 02/01/17	1,641
5,230	Series FH-1, Rev., 5.500%, 02/01/16 (i)	3,119
3,000	California Statewide Communities Development Authority, Inland Regional Center, Rev., 5.000%, 12/01/17	2,623
4,635	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.750%, 06/15/11	4,746
3,000	Escondido Union High School District, Capital Appreciation, Series A, GO, Assured Guaranty, Zero Coupon, 08/01/23	1,331
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	966
4,375	Kaweah Delta Health Care District, Rev., 5.000%, 08/01/12	4,143
3,400	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	3,016
60	Redondo Beach, Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.250%, 10/05/09 (i)	60
5,000	Sacramento City Financing Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/15	5,123
4,000	San Francisco City & County Airports Commission, Series 34E, Rev., AMT, FSA, 5.750%, 05/01/18	4,196
	State of California,
5,000	GO, 5.000%, 10/01/15	5,526
5,000	GO, 5.125%, 04/01/14	5,105
	State of California, Various Purpose,
5,000	GO, 5.000%, 03/01/14	5,493
5,000	GO, 5.000%, 12/01/17	5,037
		58,882
	Colorado — 4.5%
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., VAR, 5.375%, 10/05/09	1,922
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,517
405	City of Erie, Unrefunded Balance, Rev., ACA, 5.125%, 10/05/09 (i)	404
	Colorado Health Facilities Authority, Adventist Health,
135	Series E, Rev., 5.000%, 11/15/13 (p)	154
2,365	Series E, Rev., 5.000%, 11/15/13	2,542
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.000%, 09/01/17	2,339
1,280	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 10/05/09	392
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Series C-3, Class I, Rev., AMT, 4.450%, 04/01/11	660
985	Series C-3, Class I, Rev., AMT, 4.550%, 10/01/12	1,007
975	Series C-3, Class I, Rev., AMT, 4.650%, 10/01/12	998
	Colorado Housing & Facilities Finance Authority, Single Family Program,
135	Series B-2, Rev., NATL-RE-IBC, 6.800%, 04/01/10	137
1,030	Series C-2, Rev., AMT, FHA/VA MTGS, 7.050%, 10/05/09	1,098
	Denver City & County, Airport,
2,410	Series D, Rev., FSA, 5.500%, 11/15/11	2,517
1,000	Series D, Rev., FSA, 5.500%, 11/15/11	1,031
2,500	Series D, Rev., FSA, 5.500%, 11/15/11	2,566
	Denver City & County, Capital Appreciation, Single Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 09/18/09	957
9,850	Series A, Rev., MGIC, Zero Coupon, 09/18/09	7,653
3,611	Denver City & County, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 08/01/16	3,654
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
175	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/12	177

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
410	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 05/01/12	420
150	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/10	152
675	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., NATL-RE, 6.000%, 10/05/09	683
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
5,320	GO, NATL-RE, 5.000%, 12/15/11 (p)	5,814
6,000	GO, NATL-RE-IBC, 5.000%, 12/15/11	6,525
2,520	El Paso County, Single Family Mortgage, Series A, Rev., VAR, GNMA/FNMA, 5.350%, 03/01/16	2,532
1,380	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 10/01/17	1,424
161	IDK Partners III Trust, Pass-Through Certificates, Class A, 5.100%, 08/01/23 (i)	161
3,500	Mesa County, Compound Interest, Rev., Zero Coupon, 12/01/11 (p)	3,397
		54,833
	Delaware — 0.8%
	Delaware State Housing Authority, Single Family Mortgage,
1,105	Series A, Rev., 4.350%, 01/01/17	1,092
860	Series A-1, Rev., AMBAC, 5.170%, 10/05/09	833
2,190	Series B, Rev., 4.350%, 07/01/17	1,998
4,575	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/17	4,582
980	Series D-1, Rev., AMT, 4.625%, 07/01/17	966
		9,471
	District of Columbia — 1.6%
11,840	District of Columbia, COP, AMBAC, 5.250%, 01/01/13	12,575
2,090	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.625%, 06/01/15	2,127
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/19	4,282
		18,984
	Florida — 7.1%
1,670	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/17	1,619
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,434
2,880	Series F-1, Rev., NATL-RE, 5.500%, 08/01/11	2,866
4,000	Collier County School Board, COP, FSA, 5.250%, 02/15/21	4,300
	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program,
2,855	Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.800%, 04/01/15	2,756
1,135	Series A-1, Rev., GNMA/FNMA/FHLMC, 4.150%, 04/01/16	1,102
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.000%, 10/01/12	3,985
2,330	Rev., AMBAC, 5.000%, 10/01/13	2,518
4,640	Rev., AMBAC, 5.000%, 10/01/13	4,970
	Highlands County Health Facilities Authority, Adventist Health,
1,000	Series A, Rev., VAR, 5.000%, 11/15/15	1,034
500	Series A, Rev., VAR, 5.000%, 11/15/15	518
2,500	Highlands County Health Facilities Authority, Adventist Health Sunbelt, Rev., VAR, 3.950%, 09/01/12	2,526
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., NATL-RE, 5.375%, 10/01/13	8,138
5,000	Series A, Rev., NATL-RE, 5.500%, 10/01/13	5,217
	Hillsborough County Housing Finance Authority,
1,820	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/15	1,823
1,325	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/16	1,191
	Lee County, Solid Waste System,
1,135	Rev., NATL-RE, 5.625%, 10/01/11	1,167
6,850	Series A, Rev., AMBAC, 5.000%, 10/01/16	6,276
2,900	Miami-Dade County, Sub Series A, Rev., NATL-RE, Zero Coupon, 10/05/09	2,013
985	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 04/01/15	967
2,000	Miami-Dade County School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/15	2,149
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, CIFG/FSA-CR, 5.000%, 10/01/15	3,051
	Orange County, Housing Finance Authority,
2,440	Series A, Rev., AMT, GNMA, 5.125%, 03/01/17	2,401
600	Series B, Rev., AMT, GNMA/FNMA, 5.400%, 09/01/12	599

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
	Pinellas County Housing Finance Authority, Multi-County Program,
1,990	Series A-2, Rev., AMT, GNMA/ FNMA/FHLMC, 4.900%, 03/01/17	1,894
1,815	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/15	1,796
5,000	Port St. Lucie, Rev., NATL-RE, 5.250%, 09/01/24	5,141
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.000%, 08/15/17	5,133
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	5,761
		85,345
	Georgia — 1.2%
2,660	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 10/01/17	2,654
5,000	Fulton County School District, GO, 5.500%, 01/01/21	5,996
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	5,614
		14,264
	Hawaii — 0.0% (g)
360	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.000%, 07/20/10	371
	Idaho — 0.1%
840	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.550%, 07/01/11	858
	Idaho Housing & Finance Association, Single Family Mortgage,
70	Series D, Rev., FHA/VA MTGS, 6.450%, 10/05/09	70
130	Series E-2, Rev., 5.950%, 10/05/09	130
145	Series H, Rev., FHA/VA MTGS, 6.050%, 10/05/09	145
60	Sub Series A, Rev., FHA/VA MTGS, 5.350%, 10/05/09	61
		1,264
	Illinois — 5.9%
3,000	Chicago Board of Education, Series C, GO, 5.250%, 12/01/18	3,162
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, NATL-RE, 5.250%, 01/01/15	5,774
5,000	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.250%, 06/01/13	5,468
	City of Aurora, Single Family Mortgage,
2,556	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.500%, 12/01/39	2,614
2,600	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	2,653
7,580	City of Chicago, Series A, GO, FSA, 5.250%, 01/01/14	8,220
350	City of Chicago Heights, Series A, GO, NATL-RE, FGIC, 5.650%, 12/01/09 (p)	354
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.125%, 01/01/11	98
3,485	City of Chicago, Peoples Gas Light & Coke, Series B, Rev., VAR, 4.750%, 10/05/09	3,543
	City of Chicago, Single Family Mortgage,
1,540	Series B, Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 04/01/12	1,572
3,110	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/15	3,241
855	Series C, Rev., GNMA/FNMA/FHLMC, 4.200%, 12/01/16	852
160	Series C, Rev., NATL-RE-IBC, GNMA/FNMA/FHLMC, 7.000%, 09/01/10	165
5,195	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/16	5,354
3,485	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 12/01/16	3,538
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
3,035	Series A, Rev., GNMA COLL, 6.500%, 07/20/10	3,262
4,465	Series A, Rev., GNMA COLL, 6.600%, 07/20/10	4,764
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.250%, 05/15/14	1,443
45	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL, FHA/VA MTGS, 7.600%, 10/05/09	46
8,680	State of Illinois, Series 1, GO, NATL-RE, FGIC, 6.000%, 11/01/26	10,234
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.000%, 03/15/12	3,181
1,750	Series A, COP, AMBAC, 5.000%, 03/15/13	1,886
		71,424

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — 2.0%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
45	Series A, Rev., GNMA COLL, FHA, 3.400%, 12/20/09	45
550	Series A, Rev., GNMA COLL, FHA, 4.150%, 12/20/09	551
700	Series A, Rev., GNMA COLL, FHA, 4.375%, 12/20/09	674
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.000%, 11/15/12	812
1,095	Rev., 5.000%, 11/15/15	1,061
1,000	Rev., 5.250%, 11/15/15	862
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A-1, Rev., 5.000%, 05/01/13	1,878
	Indiana Housing & Community Development Authority,
3,585	Series B-2, Rev., GNMA/FNMA, 5.000%, 07/01/14	3,571
2,440	Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/15	2,452
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.000%, 02/01/18	5,087
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.250%, 01/01/14	3,103
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 01/01/16	4,242
		24,338
	Iowa — 0.4%
4,795	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.300%, 06/01/11 (p)	5,132
	Kansas — 1.6%
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.750%, 11/15/09	1,942
	Sedgwick & Shawnee Counties, Single Family Mortgage,
3,195	Series A, Rev., GNMA/FNMA, 5.400%, 12/01/15	3,246
1,285	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/15	1,285
680	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/15	684
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
810	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/13	835
4,490	Series A, Rev., GNMA/FNMA/FHLMC, 5.450%, 06/01/16	4,577
3,085	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 06/01/16	3,164
935	Series B-3, Rev., GNMA/FNMA, 5.750%, 12/01/12	975
1,830	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.250%, 12/01/16	1,815
1,030	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.100%, 12/01/16	1,009
		19,532
	Louisiana — 2.4%
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
265	Series B, Rev., GNMA/FNMA, 5.000%, 04/01/13	269
2,960	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/16	2,966
	Jefferson Parish Home Mortgage Authority, Single Family Mortgage,
590	Series B-1, Rev., GNMA/FNMA COLL, 6.650%, 06/01/11	621
2,975	Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13	2,901
205	Series C-1, Rev., GNMA/FNMA, 7.000%, 06/01/10	207
1,190	Jefferson Parish School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 12/01/16	1,198
	Louisiana Energy & Power Authority,
4,320	Rev., FSA, 5.750%, 01/01/12	4,734
2,290	Rev., FSA, 5.750%, 01/01/13	2,571
75	Louisiana Housing Finance Agency, Single Family Access Program, Series D-2, Rev., AMT, GNMA/FNMA COLL, 7.050%, 06/01/10	77
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., FSA, 5.750%, 07/01/18	5,574
1,000	Louisiana State Military Department, CR, Rev., 5.000%, 08/01/15	1,074
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.250%, 03/01/11	552
515	Series B, GO, RADIAN, 5.250%, 03/01/12	531
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.700%, 10/05/09	427

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Louisiana — Continued
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
1,805	Series A, Rev., 5.000%, 02/01/12	1,787
2,000	Series A, Rev., 5.375%, 02/01/13	1,996
1,190	Series A, Rev., 5.375%, 02/01/13	1,161
		28,646
	Maryland — 2.4%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 10/05/09	284
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 08/01/18	5,883
760	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	793
120	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 06/01/12	122
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.000%, 03/15/17	6,721
7,675	Series 2, GO, 5.000%, 08/01/13	8,593
5,450	Series 2, GO, 5.000%, 08/01/13	6,187
		28,583
	Massachusetts — 2.4%
3,725	Boston Housing Authority, Rev., FSA, 5.000%, 04/01/16	4,187
	Commonwealth of Massachusetts,
5,250	Series A, GO, 5.000%, 08/01/18	5,768
2,500	Series B, GO, FSA, 5.250%, 09/01/21	2,944
3,920	Series D, GO, NATL-RE, 5.375%, 08/01/12 (p)	4,354
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.600%, 01/01/10	1,806
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., VAR, AMT, 4.900%, 12/01/15	998
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.250%, 08/01/24	5,832
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.400%, 10/01/11	700
700	Series A, Rev., 3.600%, 10/01/12	735
725	Series A, Rev., 3.750%, 10/01/13	766
750	Series A, Rev., 3.900%, 10/01/14	792
		28,882
	Michigan — 2.2%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.000%, 07/01/16	5,846
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	2,147
2,500	Michigan Municipal Bond Authority, Local Government Loan Program, Series B, Rev., AMBAC, 5.000%, 12/01/09	2,521
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
5,000	Rev., 5.500%, 11/01/13	4,945
2,500	Series A, Rev., 5.000%, 07/15/15	2,449
	Michigan State Housing Development Authority,
3,780	Series A, Rev., AMT, 5.000%, 12/01/15	3,798
2,030	Series D, Rev., AMT, FSA, 4.950%, 07/01/15	2,036
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/14	2,336
		26,078
	Minnesota — 1.7%
6,350	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 02/01/17	6,362
4,654	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 02/01/17	4,694
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 10/05/09	1,633
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,655	Series D, Rev., VAR, AMT, 5.500%, 07/01/16	1,675
5,770	Series L, Class L, Rev., AMT, 5.500%, 01/01/17	5,838
890	Minnesota Housing Finance Agency, Single Family Mortgage, Series A, Rev., GO, 5.750%, 10/05/09	891
		21,093
	Mississippi — 1.2%
970	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., 5.000%, 03/01/11	1,002
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD Student Loans, 5.450%, 03/01/10	5,843

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Mississippi — Continued
6,780	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/17	7,089
		13,934
	Missouri — 1.2%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.250%, 12/01/10 (p)	980
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, FSA, 5.000%, 07/01/17	2,045
	Missouri Housing Development Commission, Home Ownership Loan Program,
2,805	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/14	2,874
1,040	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 09/01/16	1,040
4,525	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 03/01/17	4,543
2,640	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/16	2,712
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
130	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.150%, 03/01/10	133
180	Series B-1, Rev., AMT, NATL-RE-IBC, 7.450%, 03/01/10	182
		14,509
	Montana — 0.4%
	Montana Board of Housing, Single Family Mortgage,
3,885	Series A, Rev., 5.250%, 06/01/15	3,901
970	Series B-2, Rev., AMT, 6.000%, 06/01/10	981
		4,882
	Nebraska — 0.4%
	Nebraska Investment Finance Authority,
2,485	Series C, Rev., 5.500%, 03/01/15	2,531
2,870	Series C, Rev., GNMA/FNMA/FHLMC, 5.250%, 03/01/14	2,896
		5,427
	Nevada — 2.3%
14,575	Clark County School District, Series B, GO, FSA, 5.000%, 06/15/14	15,321
1,745	Las Vegas Special Improvement District No. 707, Series A, Special Assessment, FSA, 5.400%, 12/01/09	1,758
985	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/10	996
	Nevada Housing Division, Single Family Mortgage,
10	Series B-1, Rev., AMT, 6.000%, 10/05/09	10
50	Sub Series A-1, Rev., AMT, 5.200%, 10/05/09	50
3,454	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 03/01/17	3,479
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 01/01/16	5,728
		27,342
	New Hampshire — 0.6%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,185
900	Rev., NATL-RE, 5.500%, 06/01/27	1,063
1,940	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 01/01/18	2,132
		7,380
	New Jersey — 3.7%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.000%, 01/01/15	2,392
1,215	Egg Harbor Township School District, GO, FSA, 5.750%, 07/15/24	1,477
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.250%, 03/01/14	3,353
3,000	Series P, Rev., 5.250%, 09/01/15	3,356
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.000%, 07/01/10	1,313
1,355	Rev., RADIAN, 5.000%, 07/01/11	1,380
	New Jersey Transportation Trust Fund Authority,
5,000	Series A, Rev., 5.250%, 12/15/20	5,531
2,000	Series A, Rev., 5.500%, 12/15/21	2,236
5,000	Series A, Rev., AMBAC, 5.500%, 12/15/15	5,673
8,690	Series B, Rev., AMBAC, 5.250%, 12/15/22	9,474
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.000%, 06/01/14	4,902
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,101
2,550	Series 1A, Rev., 5.000%, 06/01/19	2,308
		44,496

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Mexico — 1.3%
590	New Mexico Educational Assistance Foundation, Student Loan Program, 1st Sub., Series A-2, Rev., GTD Student Loans, 6.300%, 09/16/09	591
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
3,500	Series B-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.250%, 01/01/17	3,200
3,460	Series B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 01/01/17	3,420
3,205	Series C-2, Rev., AMT, FNMA/GNMA, 4.700%, 09/01/12	3,152
3,010	Series D-1, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 07/01/15	3,053
700	Series E-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.800%, 10/05/09	710
1,125	Taos County, Gross Receipts, Rev., RADIAN, 4.000%, 10/01/11	1,119
		15,245
	New York — 8.6%
2,140	Islip Resource Recovery Agency, 1985 Facility, Series F, Rev., FSA, 5.000%, 07/01/13	2,238
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.250%, 11/15/14	1,110
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., NATL-RE, 5.250%, 01/01/12	1,394
	New York City,
5,000	Series C, GO, 5.500%, 02/01/13	5,538
7,500	Series D, GO, 5.000%, 11/01/14	7,836
5,270	Series G, GO, 5.000%, 08/01/13	5,826
5,000	Series G, GO, 5.000%, 08/01/14	5,581
4,000	Series G, GO, 5.250%, 02/01/14	4,405
5,000	New York City Transitional Finance Authority, Future Tax Secured, Series A, Rev., VAR, 5.500%, 11/01/11	5,421
3,985	New York City, Unrefunded Balance, Series J, GO, 5.500%, 06/01/13	4,342
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.000%, 06/01/13	2,052
	New York State Dormitory Authority,
5,000	Series A, Rev., 5.000%, 03/15/17	5,482
2,000	Series A, Rev., 5.250%, 02/15/19	2,213
1,295	Series B, Rev., VAR, 5.250%, 05/15/12	1,398
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.500%, 05/15/20	5,535
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.000%, 07/01/11	1,135
1,150	Rev., AMBAC, 5.000%, 07/01/12	1,195
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.000%, 08/15/16	3,101
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., NATL-RE, FGIC, 5.000%, 10/01/15	5,555
5,000	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., VAR, 5.500%, 01/01/11	5,215
5,000	Port Authority of New York & New Jersey, CONS-117, Rev., NATL-RE, FGIC, 5.125%, 10/05/09	5,057
3,370	Port Authority of New York & New Jersey, CONS-124, Rev., GO, 5.000%, 10/05/09	3,389
4,000	Port Authority of New York & New Jersey, CONS-131, Rev., CIFG-TCRS, 5.000%, 06/15/13	4,167
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., 5.000%, 06/01/12	4,351
1,675	Series B-1, Rev., XLCA-ICR, 4.000%, 06/01/12	1,780
8,000	Series B-1C, Rev., 5.500%, 06/01/11	8,334
		103,650
	North Carolina — 3.6%
635	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA COLL, 3.900%, 08/20/14	659
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/19	3,835
	Mecklenburg County,
2,000	Series A, GO, 5.000%, 08/01/19	2,354
4,000	Series C, GO, 5.000%, 03/01/15 (w)	4,618
4,075	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.500%, 01/01/17	4,150
	North Carolina Housing Finance Agency, Home Ownership,
2,200	Series 23-A, Rev., VAR, AMT, 5.000%, 07/01/15	2,218
2,135	Series 26-A, Rev., VAR, AMT, 5.500%, 01/01/16	2,160
5,000	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.250%, 01/01/16	5,517
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 03/01/15	12,476
3,250	Union County, Series B, GO, 5.000%, 03/01/17	3,770

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 3.6%
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/19	1,518
		43,275
	Ohio — 2.7%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	5,814
1,305	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 10/05/09	1,132
385	Cleveland-Cuyahoga County Port Authority, Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/11	364
720	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Tax Allocation, 4.500%, 05/15/14	475
	Cuyahoga County, Multi-Family Housing, Carter Manor,
55	Rev., GNMA COLL, 3.250%, 09/20/09	55
550	Rev., GNMA COLL, 4.000%, 09/20/14	567
	Dublin City School District, Capital Appreciation,
2,885	GO, NATL-RE, FGIC, Zero Coupon, 12/01/13	2,598
3,580	GO, NATL-RE, FGIC, Zero Coupon, 12/01/14	3,076
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.950%, 12/20/10	1,103
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
145	Series B, Rev., AMT, GNMA COLL, 4.650%, 10/05/09	145
905	Series C, Rev., GNMA COLL, 4.625%, 01/01/11	871
2,430	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,725
5,000	State of Ohio, Series A, GO, 5.500%, 02/01/20	5,955
	Summit County Port Authority, Eastland Woods Project,
35	Series A, Rev., FHA, GNMA COLL, 3.250%, 12/20/09	35
425	Series A, Rev., FHA, GNMA COLL, 4.000%, 06/20/14	427
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 06/20/14	565
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 06/20/14	1,013
4,000	Summit County Port Authority, Edgewood Apartments Project, Rev., 4.250%, 05/01/10	4,012
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,155	Series C, Rev., 5.350%, 11/15/12 (p)	1,216
305	Series C, Rev., 6.000%, 05/15/11 (p)	319
380	Series E, Rev., 6.100%, 11/15/10	373
		32,840
	Oklahoma — 0.7%
705	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA COLL, 6.700%, 09/01/10	718
2,000	City of Enid, Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.500%, 10/05/09	2,003
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
4,605	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 04/01/16	4,566
1,692	Series A-2, Rev., GNMA, 5.700%, 04/01/15	1,724
		9,011
	Oregon — 0.4%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.250%, 06/15/16	2,135
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.100%, 05/01/13	2,639
		4,774
	Other Territories — 0.5%
2,055	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., VAR, 5.850%, 06/01/12	1,732
1,255	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 12/01/12	1,033
2,460	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.800%, 12/01/11	2,305
1,570	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.850%, 06/01/11	1,462
		6,532
	Pennsylvania — 2.5%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/17	2,037
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Series A, Tax Allocation, 5.000%, 12/15/11	1,264

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
1,805	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.750%, 05/01/16	1,845
2,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., VAR, 3.900%, 02/01/10	2,000
	City of Philadelphia,
3,000	Series A, GO, FSA, 5.000%, 08/01/14	3,278
1,700	Series A, GO, XLCA, 5.000%, 02/15/12	1,767
6,925	Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., VAR, FSA, 5.000%, 12/01/13	7,153
5,000	Montgomery County IDA, Montenay Project, Series A, Rev., NATL-RE, 5.000%, 11/01/09	5,022
2,500	Pennsylvania Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., NATL-RE, 5.700%, 11/15/11 (i)	2,425
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.000%, 05/01/12	2,064
800	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, 5.250%, 10/05/09	787
200	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.700%, 07/01/13	191
165	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.700%, 07/01/13	157
160	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.700%, 07/01/13	152
		30,142
	South Carolina — 2.1%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., 5.250%, 12/01/15	3,681
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/13	2,724
	Lexington County, Health Services District,
925	Rev., 6.000%, 05/01/11	972
1,090	Rev., 6.000%, 05/01/14	1,193
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., NATL-RE, FHA, 5.250%, 08/15/14	4,231
3,735	South Carolina Jobs - EDA, Hospital Facilities, Rev., CIFG, 5.000%, 05/01/16	3,472
2,175	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 10/05/09	2,175
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/19 (w)	6,580
		25,028
	South Dakota — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
245	Series D, Rev., 4.800%, 05/01/11	256
305	Series D, Rev., 4.900%, 11/01/11	321
2,920	Series E, Rev., 6.000%, 05/01/18	2,980
		3,557
	Tennessee — 3.0%
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health, 1st Mortgage, Series A, Rev., NATL-RE, 6.000%, 07/01/10 (p)	3,134
3,270	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., VAR, LIQ: FNMA, 4.900%, 06/01/11	3,444
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.000%, 09/13/11	2,069
5,000	Metropolitan Government Nashville & Davidson County, Series A, Rev., FSA, 5.250%, 01/01/21	5,797
	Tennessee Energy Acquisition Corp.,
3,000	Series A, Rev., 5.000%, 09/01/09	3,000
10,000	Series A, Rev., 5.250%, 09/01/21	9,725
	Tennessee Housing Development Agency, Home Ownership Program,
1,485	Series 3, Rev., AMT, 5.300%, 10/01/09	1,496
5,805	Series 2006-2, Rev., AMT, 5.750%, 01/01/16	5,923
2,145	Series 2007-1, Rev., AMT, 5.500%, 01/01/17	2,170
		36,758
	Texas — 5.9%
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., NATL-RE, 5.250%, 11/15/13	3,153
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/16	2,220
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FSA, 5.500%, 11/01/13	6,076
25	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.500%, 10/05/09	25

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
950	Harris County Cultural Education Facilities Finance Corp., Teco Project, Series A, Rev., 5.000%, 11/15/15	1,057
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.250%, 12/01/13	1,541
	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien,
3,345	Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	2,990
4,950	Series B, Rev., NATL-RE, Zero Coupon, 10/05/09	3,750
2,525	Harris County, Tax & Sub Lien, Series B, Rev., VAR, FSA, 5.000%, 08/15/12	2,744
435	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.250%, 11/01/12	432
	Little Elm Independent School District, Capital Appreciation,
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	544
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	430
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	478
3,000	Lower Colorado River Authority, Transmission Service, Rev., FSA, 5.250%, 05/15/12	3,134
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.000%, 02/15/13	97
3,040	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program,Class A, Rev., GNMA/FNMA/FHLMC, 5.500%, 01/01/16	3,078
3,000	North Central Texas Health Facility Development Corp., Baylor Health Care System, Rev., 5.000%, 10/05/09	3,020
1,900	Northside Independent School District, School Building, Series C, GO, VAR, PSF-GTD, 4.100%, 12/01/09	2,013
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.655%, 10/05/09	4,823
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/18	1,981
1,695	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.400%, 03/01/16	1,651
2,465	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/16	2,497
5,073	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/15	5,158
795	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA COLL, 6.200%, 09/01/12	809
	Texas State Transportation Commission, First Tier,
5,000	Series A, Rev., 5.000%, 04/01/16	5,649
6,000	Series A, Rev., 5.000%, 04/01/16	6,457
4,500	Trinity River Authority, Regional Wastewater System, Rev., 5.000%, 08/01/11	4,835
870	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 02/01/17	874
		71,516
	Utah — 0.6%
3,300	Utah County, Marathon Oil Project, Rev., VAR, 5.050%, 11/01/11	3,378
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	3,657
	Utah State Housing Finance Agency, Single Family Mortgage,
315	Series D-2, Rev., FHA/VA MTGS, 5.350%, 10/05/09	316
5	Series F, Class II, Rev., 6.300%, 10/05/09	5
		7,356
	Virginia — 1.9%
1,000	Chesterfield County EDA, Virginia Electric & Power, Series A, Rev., 5.000%, 05/01/19	1,029
5,045	Chesterfield County, Public Improvement, GO, 5.000%, 01/01/17	5,701
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58, Corridor Development, Rev., 5.000%, 05/15/16	4,314
2,050	Virginia Public Building Authority, Public Facilities, Series 2008 B, Class B, Rev., 5.250%, 08/01/18	2,346
	Virginia Public School Authority, School Financing,
4,000	Series B-1, Rev., 5.000%, 08/01/19	4,501
3,205	Series B-1, Rev.., 5.000%, 08/01/17	3,724
1,110	Virginia Resources Authority, Series A, Rev., 5.000%, 11/01/17	1,296
		22,911

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — 2.7%
5,000	City of Seattle, Light & Power, Rev., FSA, 5.000%, 08/01/14	5,494
10,675	Energy Northwest, Electric, Project No. 3, Series B, Rev., NATL-RE, 5.500%, 07/01/10	11,014
1,800	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., VAR, FSA, 10.269%, 01/04/10	2,004
4,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.300%, 07/01/12	5,092
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.850%, 10/05/09 (i)	1,514
4,765	State of Washington, Motor Vehicle Fuel Tax, Series B, GO, 5.000%, 07/01/18	5,194
2,245	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.000%, 01/01/11	2,406
		32,718
	Wisconsin — 2.6%
5,525	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.000%, 06/01/12 (p)	6,165
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	4,170
6,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/18	6,906
5,000	State of Wisconsin, Health & Education, Rev., 4.780%, 05/01/29 (i)	5,033
3,000	Wisconsin Health & Education Facilities, Rev., 4.420%, 10/01/27 (i)	2,995
	Wisconsin Housing & EDA, Home Ownership,
5,555	Series E, Rev., AMT, 5.500%, 09/01/17	5,558
255	Series E, Rev., AMT, 5.750%, 07/01/10	261
		31,088
	Total Municipal Bonds (Cost $1,162,892)	1,169,320

Investment Company — 0.4%
SHARES	SECURITY DESCRIPTION	VALUE($)
389	Nuveen Premium Income Municipal Fund (Cost $5,430)	4,953
Short-Term Investment — 2.8%
	Investment Company — 2.8%
33,574	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $33,574)	33,574
	Total Investments — 100.1% (Cost $1,201,896)	1,207,847
	Liabilities in Excess of Other Assets — (0.1)%	(901)
	NET ASSETS — 100.0%	$1,206,946

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 90.8%
	California — 0.8%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/17	845
1,500	State of California, GO, 5.000%, 03/01/16	1,562
		2,407
	Colorado — 1.6%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,076
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,403
		4,479
	Florida — 0.3%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, FSA-CR, XLCA, 5.000%, 10/01/15	993
	Hawaii — 0.5%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/16	1,501
	Illinois — 1.9%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/16	2,126
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/16	1,599
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.000%, 03/15/16	1,584
		5,309
	Kansas — 0.7%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	877
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,164
		2,041
	Louisiana — 0.4%
1,685	Jefferson Parish Home Mortgage Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,288
	Missouri — 0.4%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., NATL-RE, 6.400%, 06/01/10 (p)	1,045
	New York — 0.6%
1,500	New York City, Series E, GO, FSA, 5.000%, 11/01/14	1,632
	Ohio — 81.8%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/19	1,031
1,000	Avon Lake City School District, GO, FGIC, 5.500%, 12/01/09 (p)	1,033
1,530	Beavercreek City School District, School Improvement, Rev., 5.000%, 06/01/19	1,662
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,414
1,000	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,146
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/13	1,068
	City of Akron, Sanitation Sewer System,
1,030	Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,090
1,070	Rev., NATL-RE, FGIC, 5.500%, 12/01/12	1,136
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/18	1,074
1,000	Series B, GO, 5.000%, 12/01/18	1,081
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.000%, 12/01/15	1,329
1,105	Series A, GO, 5.000%, 06/01/19	1,221
1,500	Series C, GO, 5.000%, 06/01/17	1,706
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/16	1,694
1,000	Sub Series B, Rev., VAR, NATL-RE, 5.000%, 06/01/17	1,096
	City of Cleveland,
1,015	GO, AMBAC, 5.250%, 12/01/14 (p)	1,183
1,000	GO, FGIC, 5.600%, 12/01/10 (p)	1,073
1,000	GO, NATL-RE, 5.750%, 08/01/11	1,079
1,500	Series T, Rev., 5.000%, 01/01/19	1,654
	City of Cleveland, Airport System,
2,000	Series A, Rev., FSA-CR, AMBAC, 5.250%, 01/01/20	2,176
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,548
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,089
1,500	Series C, Rev., VAR, FSA, 5.000%, 01/01/17	1,593

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage,
935	Series A, Rev., NATL-RE, Zero Coupon, 11/15/09 (p)	934
320	Series A, Rev., NATL-RE, Zero Coupon, 11/15/11 (p)	311
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance,
1,065	Series A, Rev., NATL-RE, Zero Coupon, 11/15/09	1,062
2,680	Series A, Rev., NATL-RE, Zero Coupon, 11/15/11	2,564
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	5,022
	City of Cleveland, Parking Facilities,
1,000	Rev., FSA, 5.000%, 09/15/14	1,088
1,370	Rev., FSA, 5.250%, 09/15/21	1,555
	City of Cleveland, Public Power Systems,
1,220	Rev., AMBAC, 5.500%, 11/15/11	1,298
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,408
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/16	1,051
2,200	City of Cleveland, Various Purpose, Series A, GO, AGC, 5.000%, 06/01/17	2,335
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/17	1,345
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., NATL-RE, 5.500%, 01/01/13	2,301
	City of Columbus School District, School Facilities Construction & Improvement,
1,000	GO, 5.000%, 06/01/19	1,084
2,000	GO, FSA, 5.250%, 12/01/14 (p)	2,327
500	City of Columbus, Clintonville II Street Light Assessment, GO, 4.400%, 09/01/15	521
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,287
1,495	City of Newark, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 12/01/11	1,429
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.650%, 02/01/10	1,169
1,000	Rev., RADIAN, 5.700%, 02/01/10	1,008
70	City of Strongsville, Unrefunded Balance, GO, 6.700%, 10/05/09	70
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/18	1,077
1,000	GO, 5.000%, 12/01/18	1,075
1,000	City of Toledo, Sewer System, Rev., NATL-RE, 5.250%, 11/15/09	1,026
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,688
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/13	3,281
705	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 10/05/09	611
900	Cleveland-Cuyahoga County Port Authority, Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank, 6.500%, 11/15/11	807
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/17	2,139
	Cuyahoga County,
2,500	Series A, Rev., 5.500%, 01/01/13	2,754
1,400	Series A, Rev., 6.000%, 07/01/13	1,558
1,000	Series A, Rev., 6.000%, 07/01/13	1,085
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,371
1,000	Cuyahoga County, Economic Development, University School Project, Series B, Rev., VAR, LOC: Keybank N.A., 5.300%, 12/01/09	1,011
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., NATL-RE, 5.125%, 10/05/09	1,002
1,045	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.900%, 08/20/17	1,104
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	558
1,000	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.250%, 10/05/09	1,005
1,205	Delaware County, Sanitation Sewer Systems, Rev., FSA, 4.500%, 06/01/17	1,286
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	819
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/18	1,094
1,000	GO, NATL-RE, 5.000%, 06/01/16	1,118
1,000	GO, NATL-RE, 5.000%, 12/01/17	1,141
1,250	Franklin County, American Chemical Society Project, Rev., 5.500%, 10/05/09	1,266
1,260	Franklin County, Children’s Hospital Improvement Project, Rev., AMBAC, 5.500%, 05/01/11 (p)	1,370
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/17	1,098

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.500%, 10/05/09	883
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.000%, 12/01/16	1,055
1,410	Hamilton County, Sewer Systems, GTR Cincinnati, Series A, Rev., 5.000%, 12/01/18	1,607
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 06/01/15	1,078
1,060	GO, NATL-RE, 5.000%, 06/01/15	1,125
1,400	Lake Local School District/Stark County, School Improvement, GO, FSA, 5.000%, 06/01/15	1,520
2,450	Lakewood City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/17	1,836
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	2,879
1,120	Lebanon City School District, School Construction, GO, FSA, 5.000%, 06/01/15	1,195
1,930	London City School District, School Facilities, Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/11	2,088
	Lorain County Hospital, Catholic Healthcare Partners,
1,000	Series B, Rev., NATL-RE, 5.625%, 10/05/09	1,002
1,000	Series B, Rev., NATL-RE, 5.625%, 10/05/09	1,002
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.625%, 11/15/09	1,015
1,000	Rev., AMBAC, 5.625%, 11/15/09	1,014
2,005	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.200%, 10/05/09	2,029
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.125%, 10/05/09	2,734
1,430	Marysville Exempt Village School District, GO, FSA, 5.000%, 12/01/15	1,526
875	Middleburg Heights, Southwest General Health Center, Rev., FSA, 5.700%, 10/05/09	886
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.500%, 12/01/10 (p)	1,072
1,575	Montgomery County, Grandview Hospital & Medical Center, Rev., 5.650%, 10/05/09 (p)	1,595
695	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/13	731
285	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 10/05/09	286
	Ohio Housing Finance Agency,
880	Series A, Rev., FSA, 4.500%, 04/01/12	948
1,000	Series A, Rev., FSA, 5.000%, 04/01/17	1,076
500	Series A, Rev., FSA, 5.000%, 04/01/17	523
	Ohio Housing Finance Agency, Mortgage-Backed Securities Program,
990	Series A, Rev., AMT, GNMA/FNMA, 5.150%, 09/01/17	990
1,495	Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	1,550
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/16	1,392
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
850	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	844
10	Series D, Rev., 4.200%, 09/01/10	10
1,995	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 03/01/18	2,143
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,138
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	803
1,745	Ohio State Building Authority, Adult Correctional Facilities, Series A, Rev., 5.000%, 04/01/19	1,913
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,835	Series A, Rev., 5.000%, 04/01/19	1,988
4,000	Series A, Rev., FSA, 5.000%, 10/01/20	4,536
1,000	Ohio State Building Authority, State Facilities, Adult Correction Building, Series A, Rev., FSA, 5.500%, 10/01/11	1,085
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	2,014
	Ohio State Turnpike Commission,
1,500	Rev., 5.500%, 02/15/11 (p)	1,602
1,185	Series A, 5.000%, 02/15/19	1,289
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,865
2,000	Ohio State Turnpike Commission , Series A, Rev., 5.000%, 02/15/19	2,190
1,000	Ohio State University, Series B, Rev., 5.250%, 06/01/13	1,099

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,531
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/18	2,201
	Ohio State Water Development Authority, Fresh Water,
2,000	Rev., 5.500%, 12/01/21	2,405
2,510	Rev., AMBAC, 5.800%, 10/05/09 (p)	2,515
150	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.000%, 09/18/09 (p)	152
1,250	Ohio State Water Development Authority, State Match, Rev., 5.000%, 06/01/14	1,383
	Olentangy Local School District,
2,000	GO, FSA, 5.000%, 06/01/16	2,176
500	GO, NATL-RE, 7.750%, 12/01/11	574
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 06/01/18	1,550
1,000	Plain Local School District, GO, NATL-RE, FGIC, 5.800%, 06/01/11	1,067
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/16	2,437
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.000%, 12/01/15	2,826
285	Shaker Heights City School District, Series A, GO, 7.100%, 12/15/10	298
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,442
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,565
	State of Ohio,
1,750	Series A, GO, 5.375%, 03/01/18	1,964
1,000	Series A, Rev., 5.000%, 04/01/18	1,087
1,500	Series A, Rev., 5.000%, 04/01/18	1,662
1,000	Series A, Rev., 5.000%, 04/01/18	1,097
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.250%, 09/15/12	1,347
1,250	Series B, GO, 5.000%, 03/15/14	1,348
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.000%, 09/01/16	3,133
2,000	State of Ohio, Higher Education Capital Facilities , Series II-A, Rev., 5.375%, 12/01/12	2,244
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 06/01/14	1,034
1,150	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	1,352
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/18	2,066
1,500	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/17	1,677
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/18	2,323
1,000	State of Ohio, Higher Educational Facility, University of Dayton 2001, Rev., AMBAC, 5.375%, 06/01/11	1,073
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health , Rev., 5.000%, 01/01/19	1,514
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.750%, 02/01/10 (p)	1,998
1,500	Series D, GO, 5.000%, 03/01/14	1,607
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., FSA, 5.000%, 06/15/17	1,420
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., 5.000%, 12/01/20	1,354
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	2,914
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.125%, 05/15/15	644
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 06/01/17	1,478
275	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund, Series E, Rev., 6.100%, 11/15/10	269
	Toledo-Lucas County Port Authority, Northwest Ohio Bond Fund,
800	Series A, Rev., 5.100%, 10/05/09	753
100	Series B, Rev., LOC: Fifth Third Bank, 6.125%, 11/15/09	100
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA, GNMA COLL, 4.800%, 05/20/17	1,255
1,500	University of Akron, Series A, Rev., FSA, 5.000%, 01/01/18	1,662
	University of Cincinnati,
1,960	Series A, Rev., NATL-RE, 5.000%, 06/01/17	2,067

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
1,500	Series G, Rev., NATL-RE, 5.000%, 12/01/17	1,627
2,000	University of Toledo, Series A, Rev., 4.000%, 06/01/13	2,107
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.000%, 11/01/10	1,046
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,539
		233,728
	Texas — 1.6%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/16	1,124
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	1,915
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/16	1,669
		4,708
	Washington — 0.2%
435	State of Washington, Series A & AT-6, GO, 6.250%, 02/01/11	452
	Total Municipal Bonds (Cost $248,795)	259,583

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.7%
	Investment Company — 7.7%
21,973	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $21,973)	21,973
	Total Investments — 98.5% (Cost $270,768)	281,556
	Other Assets in Excess of Liabilities — 1.5%	4,158
	NET ASSETS — 100.0%	$285,714

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Collateralized Mortgage Obligations — 0.2%
	Agency CMO — 0.2%
1,392	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.766%, 09/25/09	1,367
219	Government National Mortgage Association, Series 2000-38, Class F, VAR, 0.673%, 09/20/09	215
	Total Collateralized Mortgage Obligations (Cost $1,610)	1,582
Municipal Bonds — 95.4%
	Alabama — 1.7%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.500%, 01/01/10	252
3,000	Alabama Public School & College Authority, Capital Improvement, Series D, Rev., 5.750%, 10/05/09	3,056
5,000	Alabama State Dock Authority, Series B, Rev., NATL-RE, 5.000%, 10/01/10	5,183
	Huntsville Madison County Airport Authority,
2,330	Rev., FSA, 5.000%, 07/01/12	2,438
1,450	Rev., FSA, 5.000%, 07/01/13	1,517
1,570	Rev., FSA, 5.000%, 07/01/14	1,638
		14,084
	Arizona — 1.3%
5,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VRDO, 1.390%, 09/03/09	4,330
3,300	Arizona School Facilities Board, COP, 5.500%, 09/01/13	3,697
2,000	Arizona State Transportation Board, Maricopa County Regional Area Roads, Rev., 5.000%, 07/01/11	2,143
335	Tucson & Prima Counties IDA, Mortgage-Backed Securities Program, Series 1A, Rev., GNMA/FNMA, 7.450%, 01/01/10	344
		10,514
	California — 2.7%
1,000	California Health Facilities Financing Authority, Stanford Hospital, Series A-3, Rev., VAR, 3.450%, 06/15/11	1,030
3,000	California Statewide Communities Development Authority, Kaiser Permanente, Series E, Rev., VAR, 4.000%, 05/02/11	3,057
3,880	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 4.500%, 06/01/17	3,517
2,110	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.000%, 11/15/09	2,117
1,000	Riverside County Transportation Commission, Sales Tax Revenue, Series A-1, Rev., VAR, 5.000%, 12/01/09	1,010
	State of California, Economic Recovery,
3,375	Series A, GO, NATL-RE, 5.250%, 07/01/13	3,724
3,750	Series B, GO, VAR, 5.000%, 03/01/10	3,807
1,000	State of California, Stem Cell Research and Cures, Series A, GO, VAR, 5.168%, 09/18/09	1,000
2,500	State of California, Various Purpose, GO, 5.125%, 11/01/11	2,676
		21,938
	Colorado — 0.9%
2,000	City of Colorado Springs, Utilities Systems, Sub Lien, Series A, Rev., 5.000%, 11/15/11	2,171
1,155	Delta County, Memorial Hospital District, Enterprise, Rev., 4.450%, 09/01/09	1,155
2,500	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.250%, 11/15/09	2,553
1,000	El Paso County School District No. 12, Cheyenne Mountain, GO, 5.700%, 09/15/09 (p)	1,002
330	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 05/01/12	337
		7,218
	Connecticut — 1.9%
2,570	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,581
	State of Connecticut,
5,000	GO, 5.000%, 03/15/12	5,480
1,495	Series B, GO, 5.750%, 11/01/09 (p)	1,523
5,000	Series E, GO, FSA, 5.500%, 11/15/12	5,663
		15,247
	Delaware — 1.5%
3,740	Delaware Transportation Authority, Series B, Rev., AMBAC, 5.250%, 07/01/11	4,036
7,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.250%, 07/01/12	8,332
		12,368
	District of Columbia — 0.2%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,935

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — 9.3%
5,120	Broward County, Series A, GO, 5.250%, 01/01/11 (p)	5,475
5,000	Citizens Property Insurance Corp., High Risk Account, Series A, Rev., NATL-RE, 5.000%, 03/01/12	5,134
2,195	Collier County School Board, COP, FSA, 5.375%, 02/15/12 (p)	2,421
205	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 2.625%, 10/01/09	205
270	Florida Housing Finance Corp., Multi-Family Mortgage, Briarwood Apartments, Series E, Rev., 4.000%, 10/01/10	272
5,930	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.000%, 10/01/10	5,972
10,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A, Rev., 5.000%, 07/01/11	10,437
4,575	Florida State Turnpike Authority, Department of Transportation, Series A, Rev., 5.000%, 07/01/12	4,964
6,500	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.000%, 11/16/09	6,551
9,440	Hillsborough County School Board, Rev., AMBAC, 5.375%, 10/01/11 (p)	10,318
6,250	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.000%, 04/01/12	6,658
1,785	Miami-Dade County, Capital Asset Acquisition, Series A, Rev., AMBAC, 5.000%, 04/01/14	1,916
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., FSA, 5.000%, 10/01/13	1,824
5,000	Series B, Rev., FSA, 5.000%, 10/01/14	5,575
2,750	Orange County, Tourist Development, Senior Lien, Rev., AMBAC, 5.500%, 04/01/12 (p)	3,052
4,875	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.000%, 08/01/11	5,019
		75,793
	Georgia — 3.0%
2,000	Carroll County, Sales Tax, GO, AGC, 5.000%, 07/01/11	2,143
6,870	Georgia State Road & Tollway Authority, Rev., 5.250%, 10/01/12	7,706
500	Monroe County Development Authority, Pollution Control, Oglethorpe Power Corp., Series A, Rev., NATL-RE-IBC, 6.750%, 01/01/10	509
	State of Georgia,
2,000	Series B, GO, 5.500%, 07/01/14	2,336
3,500	Series G, GO, 5.000%, 10/01/10	3,667
7,415	Series G, GO, 5.000%, 10/01/12	8,281
		24,642
	Hawaii — 1.1%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,612
2,750	State of Hawaii, Series CZ, GO, FSA, 5.000%, 07/01/12 (p)	3,044
		8,656
	Idaho — 0.8%
6,045	Idaho Housing & Finance Association, Federal Highway, Series A, Rev., AGC, 5.250%, 07/15/14	6,874
	Illinois — 3.0%
5,000	Chicago Board of Education, Series C, GO, FSA, 5.000%, 12/01/11 (p)	5,454
5,000	Chicago Metropolitan Water Reclamation District-Greater Chicago, Capital Improvement, GO, 5.500%, 12/01/12 (p)	5,512
2,845	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Section 5309, Rev., AGC, 5.000%, 06/01/14	3,159
2,770	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.350%, 06/01/13	2,688
1,000	City of Chicago, Wastewater Transmission, Second Lien, Rev., NATL-RE, 6.000%, 01/01/10 (p)	1,029
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,838
	Illinois Finance Authority, Advocate Health Care,
2,500	Series A-3, Rev., VAR, 3.875%, 05/01/12	2,537
1,010	Sub Series C3B, Rev., VAR, 4.375%, 07/01/14	1,010
1,000	Lake County Forest Preservation District, Land Acquisition and Development, GO, 5.000%, 12/15/10 (p)	1,056
		24,283
	Indiana — 1.3%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.000%, 07/01/11	1,836
5,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	5,779

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
1,305	New Albany Floyd County School Building Corp., First Mortgage, Rev., NATL-RE, FGIC , 5.000%, 01/15/10	1,327
	Purdue University, Student Fee,
750	Series X, Rev., 5.000%, 07/01/10	778
1,000	Series X, Rev., 5.000%, 07/01/11	1,074
		10,794
	Kansas — 0.3%
2,400	City of Olathe, Series 211, GO, 5.000%, 10/01/12	2,673
	Kentucky — 1.9%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., FSA, 5.000%, 08/01/15 (p)	6,149
	Kentucky State Property & Buildings Commission, Project 95,
3,820	Series A, Rev., 5.000%, 08/01/13	4,233
2,220	Series A, Rev., 5.000%, 08/01/14	2,478
2,585	Kentucky State Property & Buildings Commission, Refunding Project 72, Rev., NATL-RE, 5.375%, 10/01/11 (p)	2,819
		15,679
	Louisiana — 0.2%
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project,
635	Series B, Rev., 5.000%, 05/15/10	639
510	Series B, Rev., 5.000%, 05/15/11	515
	Parish of St. Mary, Solid Waste,
295	Rev., 5.400%, 03/01/10	298
310	Rev., 5.400%, 03/01/11	317
		1,769
	Maine — 0.3%
2,500	State of Maine, General Purpose, GO, 5.000%, 01/15/10	2,543
	Maryland — 1.8%
2,475	Anne Arundel County, General Improvement, GO, 4.000%, 04/01/12	2,658
3,190	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 11/01/12	3,567
3,000	Prince George’s County, Public Improvement, Series A, GO, 5.000%, 07/15/13	3,407
5,000	State of Maryland, State and Local Facilities Capital Improvement, Series A, GO, 5.500%, 03/01/11	5,356
		14,988
	Massachusetts — 2.7%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,455
4,305	Series A, Rev., GAN, 5.750%, 12/15/10	4,585
5,500	Series B, GO, 5.000%, 08/01/14 (p)	6,218
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,665
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,699
	New Bedford Housing Authority, Capital Funding Program,
635	Series A, Rev., 3.000%, 10/01/09	636
375	Series A, Rev., 3.200%, 10/01/10	383
		21,641
	Michigan — 3.4%
5,000	City of Detroit, Senior Lien, Series A, Rev., FGIC, 5.125%, 07/01/11 (p)	5,381
10,905	City of Detroit, Sewer Disposal, Series D, Rev., VAR, FSA, 1.000%, 10/01/09	8,165
4,420	Delta County Economic Development Corp., Mead Westvaco-Escanaba, Series A, Rev., 6.250%, 04/15/12 (p)	4,983
1,470	Kentwood Public Schools, GO, 5.000%, 05/01/12	1,600
1,470	Van Buren Township Local Development Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,662
2,855	Wayne County, GO, 4.000%, 12/01/09	2,859
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	3,000
		27,650
	Minnesota — 2.3%
5,000	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/12 (p)	5,481
5,000	Northern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/12	5,354
1,565	South Washington County Independent School District No. 833, Series A, GO, NATL-RE, 5.600%, 02/01/10	1,596
5,555	State of Minnesota, GO, 5.000%, 10/01/15	6,458
		18,889
	Mississippi — 0.4%
	Mississippi Development Bank Special Obligation, Marshall County Correctional Facility,
750	Series C, Rev., 5.000%, 08/01/10	773
1,060	Series C, Rev., 5.000%, 08/01/11	1,117

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Mississippi — Continued
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., 5.000%, 08/01/11	1,101
		2,991
	Missouri — 1.8%
	City of St. Louis, Lambert-St. Louis International Airport,
4,000	Series A-2, Rev., 4.000%, 07/01/11	4,096
1,000	Series A-2, Rev., 4.250%, 07/01/11	1,009
5,000	Kansas City, Streetlight Project, Series A, GO, NATL-RE, 5.000%, 02/01/13	5,595
3,085	Missouri State Board of Public Buildings, Series A, Rev., 5.500%, 10/15/10	3,252
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	650
		14,602
	Nebraska — 0.2%
1,160	Nebraska Public Power District, Series B, Rev., 5.000%, 01/01/12	1,248
	Nevada — 2.4%
5,000	Clark County School District, GO, FSA, 5.500%, 06/15/13	5,587
13,185	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.250%, 07/01/11 (p)	14,248
		19,835
	New Jersey — 9.2%
4,675	Garden State Preservation Trust, Series A, Rev., FSA, 5.250%, 11/01/13 (p)	5,374
8,000	New Jersey EDA, Cigarette Tax, Rev., FGIC, 5.000%, 06/15/13	8,035
	New Jersey EDA, School Facilities Construction,
10,000	Series A, Rev., AMBAC, 5.250%, 06/15/11 (p)	10,783
2,475	Series J3, Rev., VAR, FSA, 5.000%, 09/01/14	2,697
4,500	Series J4, Rev., VAR, FSA, 5.000%, 09/01/14	4,904
5,095	Series L, Rev., FSA, 5.250%, 03/01/15	5,812
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,615
10,015	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., NATL-RE, 5.250%, 12/15/13	11,166
	State of New Jersey,
5,000	Series D, GO, FGIC-TCRS, 6.000%, 02/15/13	5,730
370	Series N, GO, NATL-RE, FGIC, 5.500%, 07/15/13	423
2,250	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.000%, 06/15/10	2,313
14,000	Tobacco Settlement Financing Authority, Rev., 6.250%, 06/01/13 (p)	16,382
		75,234
	New York — 3.4%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., FSA, 5.000%, 05/01/12	2,223
2,000	Metropolitan Transportation Authority, Series A, Rev., NATL-RE, FGIC, 5.250%, 11/15/11	2,167
2,000	Nassau Health Care Corp., Series B, Rev., FSA, 5.000%, 08/01/10	2,076
1,000	New York City, Series F, GO, 5.500%, 12/15/12	1,114
3,000	New York State Dormitory Authority, Series B, Rev., VAR, 5.250%, 05/15/12	3,239
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., NATL-RE, FGIC, FHA, 5.000%, 02/01/10	859
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/11	3,716
2,740	Suffolk County, Public Improvement, Series B, GO, 4.500%, 11/01/11	2,950
	Tobacco Settlement Financing Authority, Asset-Backed,
4,025	Series A, Rev., 5.000%, 06/01/10	4,145
5,000	Series A-1, Rev., 5.000%, 06/01/11	5,311
		27,800
	North Carolina — 3.0%
	Mecklenburg County, Public Improvement,
2,385	Series B, GO, 5.000%, 02/01/14	2,713
5,000	Series C, GO, 5.000%, 02/01/13	5,605
2,215	New Hanover County, GO, 5.000%, 12/01/12	2,481
4,550	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.000%, 01/01/13	4,890
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.125%, 11/01/09	998
1,500	Series A, Rev., 3.375%, 11/01/10	1,488
	North Carolina Municipal Power Agency, No. 1 - Catawba,
1,900	Rev., NATL-RE, 6.000%, 01/01/10	1,930
3,930	Series A, Rev., 5.250%, 01/01/13	4,267
		24,372

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — 1.9%
1,000	American Municipal Power-Ohio, Inc., Series A, Rev., 5.000%, 02/01/11	1,030
3,130	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.125%, 06/01/17	2,807
435	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	442
4,325	Milford Exempt Village School District, School Improvement, GO, FSA, 5.125%, 12/01/11 (p)	4,725
5,000	Ohio State Building Authority, State Facilities Administration Building Fund, Project B, Series B, Rev., FSA, 5.000%, 10/01/10	5,233
1,000	University of Cincinnati, Series T, Rev., 5.500%, 06/01/10	1,030
		15,267
	Oklahoma — 0.8%
6,185	Oklahoma Agricultural & Mechanical Colleges, Rev., 2.553%, 08/01/10	6,224
130	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.800%, 10/05/09	133
		6,357
	Oregon — 0.7%
5,570	City of Portland, First Lien, Series A, Rev., FSA, 5.000%, 06/15/10	5,774
	Pennsylvania — 11.0%
500	City of Philadelphia, Gas Works, Fifth, Series A-1, Rev., FSA, 5.000%, 09/01/09	500
3,625	City of Philadelphia, Water & Wastewater Systems, Series A, Rev., AMBAC, 5.000%, 08/01/13	3,954
	Commonwealth of Pennsylvania, First Series,
3,500	GO, NATL-RE, 5.000%, 01/01/13 (p)	3,914
5,000	GO, NATL-RE, 5.250%, 02/01/12	5,480
1,125	Exeter Township, GO, AMBAC, 5.000%, 07/15/10	1,169
10,000	Harrisburg Authority, Resource Recovery Improvements, Series D-2, Rev., VAR, FSA, 5.000%, 12/01/13	10,329
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	3,087
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., VAR, AMBAC, 3.600%, 12/01/09	3,000
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., NATL-RE, 5.600%, 11/15/09	400
	Pennsylvania State Higher Educational Facilities Authority, LaSalle University,
1,000	Series A, Rev., 4.125%, 05/01/13	999
1,125	Series A, Rev., 5.000%, 05/01/10	1,138
1,875	Series A, Rev., 5.000%, 05/01/11	1,918
	Philadelphia Authority for Industrial Development,
7,455	Series B, Rev., FSA, 5.500%, 10/01/11 (p)	8,223
2,450	Philadelphia Parking Authority, Airport, Rev., 5.000%, 09/01/11	2,593
	Philadelphia School District,
4,000	2.500%, 06/30/10	4,059
2,005	Series A, GO, FSA, 5.500%, 02/01/12 (p)	2,210
5,805	Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/10	5,994
27,120	State Public School Building Authority, Philadelphia School District Project, Rev., FSA, 5.000%, 06/01/13 (p)	30,589
		89,556
	Puerto Rico — 0.6%
1,425	Children’s Trust Fund, Rev., 5.750%, 07/01/10 (p)	1,487
3,000	Puerto Rico Public Finance Corp., Commonwealth Appropriations, Series A, Rev., NATL-RE, 5.375%, 08/01/11 (p)	3,242
		4,729
	Rhode Island — 1.4%
3,975	Rhode Island Refunding Bond Authority, Series A, Rev., AMBAC, 5.250%, 10/05/09	3,989
6,925	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	7,037
		11,026
	South Carolina — 3.4%
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.000%, 02/01/10	1,182
6,000	South Carolina State Public Service Authority, Series D, Rev., FSA, 5.250%, 01/01/12	6,544
6,000	South Carolina Transportation Infrastructure Bank, Junior Lien, Series B, Rev., AMBAC, 5.250%, 10/01/11 (p)	6,531
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,832

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Carolina — 3.4%
6,815	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 10/05/09	6,816
500	York County, Pollution Control, Series B1, Rev., VAR, 1.000%, 03/01/10	498
		27,403
	Tennessee — 1.4%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,886
2,750	Sevier County Public Building Authority, Local Government Public Improvement, Series V-K-1, Rev., AGC, 5.000%, 03/01/11	2,901
3,000	Shelby County, Public Improvement, Series A, GO, 5.625%, 04/01/10 (p)	3,092
2,195	Tennessee State School Bond Authority, Higher Educational Facilities, Series A, Rev., FSA, 5.000%, 05/01/12 (p)	2,420
		11,299
	Texas — 8.7%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,238
	Austin Independent School District, Capital Appreciation,
1,035	GO, NATL-RE, FGIC, Zero Coupon, 08/01/10	1,022
1,205	GO, NATL-RE, FGIC, Zero Coupon, 08/01/11	1,166
5,130	City of Austin, GO, 5.125%, 09/01/11 (p)	5,559
2,685	City of Beaumont, Waterworks & Sewer Systems, Rev., FGIC, 6.250%, 09/01/10 (p)	2,841
1,000	City of Denton, GO, 5.000%, 02/15/11	1,054
2,615	City of Frisco, Certificates Obligation, Series A, GO, FGIC, 5.250%, 02/15/11 (p)	2,783
3,125	City of Houston, Water & Sewer Systems, Junior Lien, Series B, Rev., FGIC, 5.250%, 12/01/10 (p)	3,298
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.000%, 02/01/12	3,023
2,395	City of San Antonio, Water System, Series A, Rev., FSA, 5.250%, 05/15/10	2,476
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.000%, 11/01/09	5,018
7,000	Gulf Coast Waste Disposal Authority, Rev., VAR, 1.000%, 09/03/13	7,000
6,375	Harris County Hospital District, Series B, Rev., VAR, NATL-RE, 4.799%, 08/16/10	6,369
2,205	Houston Community College System, Junior Lien, Series A, Rev., NATL-RE, 5.375%, 04/15/11 (p)	2,369
2,385	Houston Community College System, Junior Lien, Unrefunded Balance, Series A, Rev., NATL-RE, 5.375%, 04/15/11	2,531
1,000	Lower Colorado River Authority, Rev., 5.000%, 05/15/11	1,055
1,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.000%, 08/01/10	1,026
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
210	Rev., 4.250%, 06/01/10	213
285	Rev., 4.500%, 06/01/11	293
685	Rev., 4.500%, 06/01/12	708
	State of Texas, Public Financing Authority,
2,390	GO, 5.000%, 10/01/11	2,590
3,515	Series A, GO, 5.000%, 10/01/14	4,019
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/13	1,610
1,500	Texas Municipal Gas Acquisition & Supply Corp. I, Senior Lien, Series D, Rev., 5.000%, 12/15/09	1,506
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	5,015
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	3,078
2,335	Williamson County, General Tax, GO, FSA, 5.500%, 02/15/11 (p)	2,496
		71,356
	Virginia — 3.1%
5,280	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/11	5,638
345	Stafford County Economic Development Authority, Public Facilities Project, Rev., AGC, 5.000%, 04/01/10	354
	Virginia Beach Development Authority, Sentara Health Systems,
2,985	Rev., 5.250%, 10/05/09	3,004
5,100	Series A, Rev., 5.000%, 12/01/11	5,544
4,500	Virginia Commonwealth Transportation Board, Federal Highway, Reimbursement Notes, Rev., 5.000%, 09/27/12	5,011
4,000	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.000%, 08/01/12	4,434
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,294
		25,279

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — 0.4%
500	City of Seattle, Limited Tax, Unrefunded Balance, GO, 5.000%, 08/01/10	520
1,000	Energy Northwest Wind Project, Rev., NATL-RE, 5.000%, 07/01/10	1,029
1,050	Port of Olympia, Limited Tax, Series B, GO, AMT, FSA, 5.000%, 12/01/10	1,088
1,000	Port of Seattle, Sub Lien, Series B, Rev., AMT, VAR, NATL-RE, FGIC, 5.500%, 09/01/09	1,000
		3,637
	Total Municipal Bonds (Cost $768,606)	777,943

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
39,788	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $39,788)	39,788
	Total Investments — 100.5% (Cost $810,004)	819,313
	Liabilities in Excess of Other Assets — (0.5)%	(3,990)
	NET ASSETS — 100.0%	$815,323

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 96.7%
	Alabama — 1.0%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.750%, 10/05/09 (m)	8,149
	Alaska — 1.8%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., FSA, 6.000%, 07/01/17	3,940
3,915	Rev., FSA, 6.000%, 07/01/19	4,417
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/18	2,614
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., AGC, 6.000%, 09/01/19	3,063
		14,034
	Arizona — 2.6%
5,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.500%, 01/01/18	4,964
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 01/01/14	15,650
		20,614
	California — 18.4%
3,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/18	3,072
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., 5.000%, 11/01/14	2,069
2,000	Series A, Rev., 5.000%, 11/01/14	1,822
2,000	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.500%, 10/01/18	2,170
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.500%, 12/01/13	2,778
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/14	3,044
	California State University, Systemwide,
5,915	Series A, Rev., NATL-RE, FGIC, 5.000%, 05/01/13	5,863
2,850	Series C, Rev., NATL-RE, 5.000%, 11/01/15	2,923
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.250%, 11/15/13	3,900
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, NATL-RE, 5.000%, 04/01/10	342
2,555	City of Oakland, Sewer System, Series A, Rev., FSA, 5.000%, 06/15/14	2,594
1,000	Fullerton University Foundation, Series A, Rev., NATL-RE, 5.750%, 07/01/10	1,006
8,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.750%, 06/01/17	6,208
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	365
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	1,914
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/18	2,573
3,080	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	3,754
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 07/01/19	5,034
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, NATL-RE, 5.125%, 07/01/12 (p)	11,117
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/17	6,172
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
1,265	AMBAC, 5.250%, 09/01/13	1,296
2,120	AMBAC, 5.250%, 09/01/13	2,132
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.250%, 02/01/13	1,923
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	55
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, FSA, 5.750%, 10/01/25	2,733
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/19	7,558
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	181
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., NATL-RE, 6.250%, 07/01/24	4,961
6,765	Saugus Union School District, Capital Appreciation, GO, NATL-RE, FGIC, Zero Coupon, 08/01/22	3,219

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
	South Orange County Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	4,803
3,880	Series A, NATL-RE, FGIC, 5.250%, 08/15/14	3,859
	State of California,
5,000	GO, 5.000%, 08/01/13	4,836
3,000	GO, 5.250%, 02/01/13	3,137
20	GO, XLCA-ICR, 5.000%, 02/01/12 (p)	22
5,500	State of California, Economic Recovery, Series A, GO, 5.000%, 07/01/11	5,636
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.000%, 02/01/12	5,099
	State of California, Various Purpose,
5,000	GO, 6.000%, 04/01/19	5,276
5,000	GO, 6.500%, 04/01/19	5,529
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.000%, 09/01/15	4,471
2,060	University of California, Series G, Rev., NATL-RE, FGIC, 5.000%, 05/15/13	2,141
6,710	University of California, Multiple Purpose Project, Series Q, Rev., FSA, 5.000%, 09/01/11 (p)	7,335
		144,922
	Colorado — 3.3%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (m) (p)	2,891
5,000	Arapahoe County School District No. 6-Littleton, GO, NATL-RE, FGIC, 5.250%, 12/01/12	5,392
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/18	1,035
1,000	Series A, Rev., AGC, 5.250%, 12/01/18	1,027
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.000%, 11/15/10	1,626
5,295	Series D, Rev., AMBAC-TCRS, 7.750%, 11/15/13	5,707
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14	2,285
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., NATL-RE, Zero Coupon, 09/01/22	4,160
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/19	1,571
		25,694
	Connecticut — 0.0% (g)
80	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.375%, 07/01/10 (p)	85
	Delaware — 0.8%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	6,232
	District of Columbia — 1.5%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	4,603
6,950	District of Columbia, George Washington University, Series A, Rev., NATL-RE, 6.000%, 10/05/09	7,047
		11,650
	Florida — 3.6%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.050%, 10/01/14	4,325
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,576
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,577
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	2,816
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., NATL-RE, 6.250%, 10/01/12 (p)	4,242
1,580	Series C, Rev., NATL-RE, 6.250%, 10/01/12 (p)	1,822
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., NATL-RE, 6.250%, 10/01/12	731
5,000	Port of St. Lucie, Rev., AGC, 5.000%, 09/01/18	5,063
		28,152
	Georgia — 4.5%
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26 (k)	9,193
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,498
	Municipal Electric Authority of Georgia,
4,500	Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	4,698
2,490	Series C, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,599
5,500	State of Georgia, Series B, GO, 6.000%, 03/01/12	6,161
		35,149

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — 5.1%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,279
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,985
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,254
3,940	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.500%, 08/01/11	4,121
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., NATL-RE, FGIC, 5.500%, 12/15/09	7,123
	Regional Transportation Authority,
2,425	Rev., NATL-RE, 6.250%, 07/01/15	2,894
6,000	Rev., NATL-RE, 6.500%, 07/01/30	7,506
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	5,074
4,725	State of Illinois, Series P, Rev., 6.500%, 06/15/22	5,537
		39,773
	Indiana — 2.5%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., NATL-RE, 6.250%, 07/05/16	1,790
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., NATL-RE, 5.500%, 01/01/16	3,363
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.800%, 12/01/16	10,140
590	Series A, Rev., 7.250%, 06/01/15	634
2,950	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	3,435
		19,362
	Kansas — 0.4%
3,050	Johnson County Unified School District 232, Series A, GO, FSA, 5.250%, 09/01/15	3,262
	Kentucky — 0.5%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., NATL-RE, FGIC, 5.625%, 11/15/09	4,158
	Louisiana — 2.1%
	St. Bernard Parish, Sales & Use Tax,
2,535	Rev., FSA, 5.000%, 03/01/14	2,776
2,445	Rev., FSA, 5.000%, 03/01/14	2,652
2,760	Rev., FSA, 5.000%, 03/01/14	2,969
1,505	Rev., FSA, 5.000%, 03/01/14	1,607
2,885	Rev., FSA, 5.000%, 03/01/14	3,069
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.375%, 06/01/12	2,099
1,040	Series A, Rev., AMBAC, 5.375%, 06/01/12	1,086
		16,258
	Maine — 0.8%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/19	3,269
2,680	Rev., 6.000%, 07/01/19	2,903
		6,172
	Massachusetts — 0.8%
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.500%, 10/05/09	2,276
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/17	1,532
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.500%, 05/01/14	2,315
		6,123
	Minnesota — 0.1%
505	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., NATL-RE, 5.900%, 10/05/09	507
	Mississippi — 1.2%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.000%, 07/01/12 (p)	9,171
	Missouri — 0.5%
1,105	City of Sikeston, Electric, Rev., NATL-RE, 6.000%, 06/01/16	1,176
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.000%, 12/01/13	1,545
1,000	University of Missouri, Curators University, Series B, Rev., 5.000%, 11/01/13	1,102
		3,823
	Montana — 0.9%
	City of Helena,
400	COP, 5.000%, 01/01/19	419
500	COP, 5.150%, 01/01/19	518
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.000%, 11/15/14	957

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Montana — Continued
	Montana State Board of Regents, Higher Education, Montana State University,
1,215	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,271
2,500	Series I, Rev., AMBAC, 5.000%, 11/15/14	2,673
1,210	Series I, Rev., AMBAC, 5.000%, 11/15/14	1,277
		7,115
	Nevada — 1.5%
5,000	Clark County School District, Series A, GO, NATL-RE, 7.000%, 06/01/11	5,492
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.000%, 07/01/11 (p)	6,457
		11,949
	New Jersey — 2.5%
5,000	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/18	5,453
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	4,662
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.750%, 06/15/15 (p)	1,203
5,000	Series C, Rev., NATL-RE, 5.250%, 06/15/15 (p)	5,879
2,500	State of New Jersey, GO, 5.250%, 08/01/20	2,925
		20,122
	New Mexico — 0.4%
3,030	Los Alamos County, Utilities, Series A, Rev., FSA, 5.000%, 07/01/13	3,309
	New York — 17.7%
4,895	Long Island Power Authority, Series A, Rev., 5.500%, 04/01/19	5,327
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.125%, 07/01/12	3,047
	New York City,
6,040	Series A, GO, 6.000%, 05/15/10 (p)	6,341
7,885	Series F, GO, 6.000%, 01/15/13 (p)	9,098
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.000%, 06/15/12	2,010
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.000%, 06/15/10	593
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/18	5,455
	New York City Transitional Finance Authority, Future Tax Secured,
640	Series B, Rev., 5.500%, 02/01/11 (p)	690
17,000	Series C, Rev., 5.500%, 05/01/10 (p)	17,754
890	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.500%, 02/01/11	950
	New York City, Unrefunded Balance,
9,255	GO, 6.000%, 01/15/13	10,349
745	Series A, GO, 6.000%, 05/15/10	776
	New York Municipal Bond Bank Agency,
1,900	Series C, Rev., 5.250%, 06/01/13	1,988
2,000	Series C, Rev., 5.250%, 06/01/13	2,091
5,000	New York State Dormitory Authority, City University System, CONS, Series A, Rev., FSA-CR, 5.750%, 07/01/13	5,326
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.375%, 06/15/12	10,123
7,270	Series E, Rev., 5.375%, 06/15/12	7,966
7,135	Series E, Rev., 5.375%, 06/15/12	7,715
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/24	29,698
10	Rome City School District, GO, NATL-RE, FGIC, 5.000%, 06/15/12	11
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,177
3,000	Series B-1C, Rev., 5.500%, 06/01/13	3,163
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/13	3,190
2,000	Triborough Bridge and Tunnel Authority, Series C, Rev., 5.000%, 11/15/18	2,050
		138,888
	North Carolina — 0.0% (g)
25	North Carolina Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.250%, 10/05/09	26
	North Dakota — 1.2%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.250%, 10/05/09	4,377
4,615	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.200%, 06/30/13	5,101
		9,478

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — 1.7%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.250%, 12/01/14 (p)	1,751
3,000	Lucas County Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.625%, 11/15/09	3,043
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/18	558
400	GO, AGC, 6.000%, 12/01/18	444
250	GO, AGC, 6.125%, 12/01/18	274
400	GO, AGC, 6.125%, 12/01/18	435
	RiverSouth Authority, Riverfront Area Redevelopment,
1,255	Series A, Rev., 5.250%, 06/01/14	1,348
1,000	Series A, Rev., 5.250%, 06/01/14	1,067
1,025	Series A, Rev., 5.250%, 06/01/14	1,089
2,080	Series A, Rev., 5.250%, 06/01/14	2,243
665	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Series A, Rev., 6.000%, 05/15/11 (p)	662
630	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Woodsage Project, Series B, Rev., 5.400%, 05/15/14	576
		13,490
	Oklahoma — 0.0% (g)
75	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.800%, 10/05/09	77
	Pennsylvania — 1.5%
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.625%, 01/01/10	2,406
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.500%, 07/01/12	6,904
	Pennsylvania State University,
1,700	Series A, Rev., 5.000%, 03/01/19	1,871
1,000	Series A, Rev., 5.000%, 03/01/19	1,087
		12,268
	Puerto Rico — 1.4%
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., NATL-RE, 5.500%, 07/01/15	10,727
	South Carolina — 4.6%
4,100	Georgetown County School District, GO, SCSDE, 5.750%, 03/01/11 (p)	4,406
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/19	10,613
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	5,162
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	5,489
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.875%, 08/01/13 (p)	10,629
		36,299
	South Dakota — 0.9%
2,651	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	3,020
	Heartland Consumers Power District, Electric,
1,285	Rev., 7.000%, 01/01/16 (p)	1,476
2,500	Rev., FSA, 6.000%, 01/01/17	2,869
		7,365
	Texas — 8.0%
	Canyon Regional Water Authority, Wells Ranch Project,
4,435	Rev., AMBAC, 5.125%, 08/01/17	4,594
7,540	Rev., AMBAC, 5.125%, 08/01/17	7,684
445	City of Austin, Certificates of Obligation, GO, NATL-RE, 5.000%, 09/01/14	490
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., NATL-RE, 6.250%, 09/01/14 (p)	6,649
	City of Carrollton,
520	GO, 4.000%, 08/15/19	535
1,170	GO, 5.000%, 08/15/19	1,297
535	GO, 5.000%, 08/15/19	577
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/18	2,418
4,250	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	4,689
1,550	Clear Creek Independent School District, School Improvement, GO, 5.250%, 02/15/18	1,668
5,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.250%, 12/01/18	5,147
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	3,037
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,756
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/18	3,833

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
5,000	Lower Colorado River Authority, Rev., 5.750%, 05/15/15	5,219
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.000%, 01/01/15	1,608
1,650	AMBAC, 5.000%, 01/01/15	1,680
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,074
5,000	San Jacinto Community College District, GO, 5.000%, 02/15/19	5,045
		63,000
	Virginia — 0.5%
	City of Lynchburg Public Improvement,
1,105	GO, 5.000%, 06/01/14	1,235
1,035	GO, 5.000%, 06/01/14	1,159
1,205	GO, 5.000%, 06/01/14	1,330
		3,724
	Washington — 2.3%
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., NATL-RE, 5.500%, 07/01/12	5,487
6,500	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., FSA, 5.000%, 08/15/18	6,355
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,101
		17,943
	Wisconsin — 0.1%
330	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.625%, 10/01/11 (p)	364
	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance,
250	Rev., 5.625%, 10/01/11	273
120	Rev., 5.625%, 10/01/11	131
		768
	Total Municipal Bonds (Cost $718,766)	759,838

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
17,660	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (m) (Cost $17,660)	17,660
	Total Investments — 99.0% (Cost $736,426)	777,498
	Other Assets in Excess of Liabilities — 1.0%	7,877
	NET ASSETS — 100.0%	$785,375

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(173)	30 Year U.S. Treasury Bond	12/21/09	$(20,717)	$(62)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   51

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

ACA—	Insured by American Capital Access
AGC—	Insured by Assured Guaranty Corp.
AMBAC—	Insured by American Municipal Bond Assurance Corp.
AMT—	Alternative Minimum Tax
BIG—	Bond Investment Guarantee
CIFG—	Insured by CDC IXIS Financial Guaranty
CMO—	Collateralized Mortgage Obilgation
COLL—	Collateral
CONS—	Consolidated Bonds
COP—	Certificate of Participation
CR—	Custodial Receipts
EDA—	Economic Development Authority
FGIC—	Insured by Financial Guaranty Insurance Co.
FHA—	Federal Housing Administration
FHLMC—	Federal Home Loan Mortgage Corp.
FNMA—	Federal National Mortgage Association
FSA—	Insured by Financial Security Assurance, Inc.
GAN—	Grant Anticipation Notes
GNMA—	Government National Mortgage Association
GO—	General Obligation
GTD—	Guaranteed
IBC—	Insured Bond Certificates
IBCC—	Insured Bond Custodial Certificate
ICR—	Insured Custodial Receipts
IDA—	Industrial Development Authority
LIQ—	Liquidity Agreement
LOC—	Letter of Credit
MGIC—	Insured by Mortgage Guaranty Insurance Corp.
MTGS—	Mortgages
NATL—	Insured by National Public Finance Guarantee Corp.
PRIV—	Private
PSF—	Permanent School Fund
Q-SBLF—	Qualified School Bond Loan Fund
RADIAN—	Insured by Radian Asset Assurance
RE—	Reinsured
REMICS—	Real Estate Mortgage Investment Conduits
Rev.—	Revenue
SCSDE—	South Carolina School District Enhancement
SO—	Special Obligation
TAN—	Tax Anticipation Note
TCRS—	Transferable Custodial Receipts
VA—	Veterans Administration
VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.
VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2009.
XLCA—	Insured by XL Capital Assurance
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)—	Amount rounds to less than 0.1%.
(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)—	The rate shown is the current yield as of August 31, 2009.
(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(p)—	Security is prerefunded or escrowed to maturity.
(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.
(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$156,087		$174,355		$1,174,273
Investments in affiliates, at value	4,504		1,427		33,574
Total investment securities, at value	160,591		175,782		1,207,847
Cash	—		—		—	(a)
Receivables:
Fund shares sold	764		252		1,737
Interest and dividends	1,772		2,217		14,304
Due from Advisor (See Note 3)	1		33		—
Total Assets	163,128		178,284		1,223,888

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Dividends	224		241		3,170
Investment securities purchased	—		—		12,198
Fund shares redeemed	2,154		285		751
Accrued liabilities:
Investment advisory fees	41		45		306
Administration fees	15		17		111
Shareholder servicing fees	20		22		195
Distribution fees	24		23		43
Custodian and accounting fees	8		7		27
Trustees’ and Chief Compliance Officer’s fees	1		1		9
Other	44		59		132
Total Liabilities	2,531		700		16,942
Net Assets	$160,597		$177,584		$1,206,946

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid in capital	$154,095	$171,804	$1,222,229
Accumulated undistributed (distributions in excess of) net investment income	(20)	(10)	(42)
Accumulated net realized gains (losses)	(335)	115	(21,192)
Net unrealized appreciation (depreciation)	6,857	5,675	5,951
Total Net Assets	$160,597	$177,584	$1,206,946

Net Assets:
Class A	$49,204	$55,144	$92,196
Class B	1,159	9,958	11,300
Class C	20,282	8,264	27,313
Select Class	89,952	104,218	1,076,137
Total	$160,597	$177,584	$1,206,946

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,080	5,192	9,430
Class B	118	986	1,162
Class C	2,080	820	2,813
Select Class	9,186	9,826	110,661

Net Asset Value:
Class A — Redemption price per share	$9.69	$10.62	$9.78
Class B — Offering price per share (b)	9.80	10.10	9.72
Class C — Offering price per share (b)	9.75	10.08	9.71
Select Class—Offering and redemption price per share	9.79	10.61	9.72
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.07	$11.03	$10.16

Cost of investments in non-affiliates	$149,230	$168,680	$1,168,322
Cost of investments in affiliates	4,504	1,427	33,574

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund		Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$259,583		$779,525	$759,838
Investments in affiliates, at value	21,973		39,788	17,660
Total investment securities, at value	281,556		819,313	777,498
Receivables:
Fund shares sold	2,075		5,750	1,929
Interest and dividends	2,920		9,331	9,701
Total Assets	286,551		834,394	789,128

LIABILITIES:
Payables:
Due to custodian	—	(a)	1	55
Dividends	271		1,104	2,240
Investment securities purchased	—		16,051	—
Fund shares redeemed	289		1,332	811
Variation margin on futures contracts	—		—	114
Accrued liabilities:
Investment advisory fees	72		68	199
Administration fees	25		67	70
Shareholder servicing fees	42		139	83
Distribution fees	64		54	56
Custodian and accounting fees	8		11	10
Trustees’ and Chief Compliance Officer’s fees	2		9	22
Other	64		235	93
Total Liabilities	837		19,071	3,753
Net Assets	$285,714		$815,323	$785,375

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid in capital	$274,928	$809,083	$750,199
Accumulated undistributed (distributions in excess of) net investment income	24	(27)	(91)
Accumulated net realized gains (losses)	(26)	(3,042)	(5,743)
Net unrealized appreciation (depreciation)	10,788	9,309	41,010
Total Net Assets	$285,714	$815,323	$785,375

Net Assets:
Class A	$118,541	$129,066	$186,323
Class B	12,592	1,597	6,889
Class C	50,388	41,266	23,082
Institutional Class	—	124,949	—
Select Class	104,193	518,445	569,081
Total	$285,714	$815,323	$785,375

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,764	12,392	15,048
Class B	1,134	152	558
Class C	4,557	3,930	1,874
Institutional Class	—	11,939	—
Select Class	9,512	49,627	46,097

Net Asset Value:
Class A — Redemption price per share	$11.01	$10.42	$12.38
Class B — Offering price per share (b)	11.10	10.51	12.34
Class C — Offering price per share (b)	11.06	10.50	12.32
Institutional Class — Offering and redemption price per share	—	10.47	—
Select Class — Offering and redemption price per share	10.95	10.45	12.35
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.44	$10.66	$12.86

Cost of investments in non-affiliates	$248,795	$770,216	$718,766
Cost of investments in affiliates	21,973	39,788	17,660

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund	Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,328		$4,142	$25,867
Dividend income from non-affiliates	—		—	223
Dividend income from affiliates (a)	10		2	64
Total investment income	3,338		4,144	26,154

EXPENSES:
Investment advisory fees	238		279	1,828
Administration fees	84		98	644
Distribution fees:
Class A	61		67	115
Class B	5		43	48
Class C	60		26	85
Shareholder servicing fees:
Class A	61		67	115
Class B	2		14	16
Class C	20		9	28
Select Class	116		142	1,365
Custodian and accounting fees	19		18	61
Imputed interest expense on floating rate note	—		—	27
Interest expense to affiliates	—	(b)	1	—
Professional fees	29		32	35
Trustees’ and Chief Compliance Officer’s fees	1		1	8
Printing and mailing costs	3		6	21
Registration and filing fees	7		2	37
Transfer agent fees	20		27	45
Other	6		10	45
Total expenses	732		842	4,523
Less amounts waived	(95)		(105)	(441)
Less earnings credits	—	(b)	—	— (b)
Less expense reimbursements	(2)		(3)	(17)
Net expenses	635		734	4,065
Net investment income (loss)	2,703		3,410	22,089

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	289		82	23
Payments by Advisor (See Note 3)	1		33	—
Net realized gain (loss)	290		115	23
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	1,540		1,554	25,911
Net realized/unrealized gains (losses)	1,830		1,669	25,934
Change in net assets resulting from operations	$4,533		$5,079	$48,023

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ohio Municipal Bond Fund	Short- Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,577	$6,220	$19,942
Dividend income from affiliates (a)	28	90	24
Total investment income	5,605	6,310	19,966

EXPENSES:
Investment advisory fees	390	604	1,185
Administration fees	137	251	417
Distribution fees:
Class A	132	135	212
Class B	54	9	28
Class C	138	116	48
Shareholder servicing fees:
Class A	132	135	212
Class B	18	3	9
Class C	46	39	16
Institutional Class	—	18	—
Select Class	129	383	750
Custodian and accounting fees	25	26	36
Professional fees	31	35	37
Trustees’ and Chief Compliance Officer’s fees	2	2	—
Printing and mailing costs	6	1	20
Registration and filing fees	5	69	32
Transfer agent fees	37	40	48
Other	11	27	30
Total expenses	1,293	1,893	3,080
Less amounts waived	(120)	(406)	(548)
Less earnings credits	— (b)	— (b)	— (b)
Less expense reimbursements	(3)	(14)	(10)
Net expenses	1,170	1,473	2,522
Net investment income (loss)	4,435	4,837	17,444

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7)	(520)	(1,055)
Futures	—	—	1,083
Net realized gain (loss)	(7)	(520)	28
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,543	7,350	15,821
Futures	—	—	(857)
Change in net unrealized appreciation (depreciation)	3,543	7,350	14,964
Net realized/unrealized gains (losses)	3,536	6,830	14,992
Change in net assets resulting from operations	$7,971	$11,667	$32,436

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,703	$5,514	$3,410	$8,469	$22,089	$54,566
Net realized gain (loss)	290	(523)	115	990	23	(7,987)
Change in net unrealized appreciation (depreciation)	1,540	4,610	1,554	2,131	25,911	2,770
Change in net assets resulting from operations	4,533	9,601	5,079	11,590	48,023	49,349

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(822)	(1,384)	(964)	(1,967)	(1,570)	(3,386)
Class B
From net investment income	(16)	(36)	(181)	(438)	(180)	(490)
Class C
From net investment income	(235)	(213)	(115)	(142)	(331)	(558)
Select Class
From net investment income	(1,648)	(3,879)	(2,161)	(5,916)	(20,094)	(50,042)
Total distributions to shareholders	(2,721)	(5,512)	(3,421)	(8,463)	(22,175)	(54,476)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,701	(3,323)	(24,999)	(44,197)	(53,947)	(410,978)

NET ASSETS:
Change in net assets	7,513	766	(23,341)	(41,070)	(28,099)	(416,105)
Beginning of period	153,084	152,318	200,925	241,995	1,235,045	1,651,150
End of period	$160,597	$153,084	$177,584	$200,925	$1,206,946	$1,235,045
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(2)	$(10)	$1	$(42)	$44

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,435	$8,704	$4,837	$6,815	$17,444	$37,022
Net realized gain (loss)	(7)	860	(520)	568	28	(5,154)
Change in net unrealized appreciation (depreciation)	3,543	4,315	7,350	2,172	14,964	8,649
Change in net assets resulting from operations	7,971	13,879	11,667	9,555	32,436	40,517

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,807)	(2,938)	(981)	(1,405)	(3,702)	(5,952)
Class B
From net investment income	(193)	(529)	(14)	(95)	(134)	(304)
Class C
From net investment income	(534)	(560)	(204)	(341)	(265)	(45	)(a)
Institutional Class (b)
From net investment income	—	—	(332)	—	—	—
Select Class
From net investment income	(1,881)	(4,668)	(3,237)	(5,060)	(13,379)	(30,720)
Total distributions to shareholders	(4,415)	(8,695)	(4,768)	(6,901)	(17,480)	(37,021)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	48,197	13,836	540,107	38,382	(23,248)	(97,714)

NET ASSETS:
Change in net assets	51,753	19,020	547,006	41,036	(8,292)	(94,218)
Beginning of period	233,961	214,941	268,317	227,281	793,667	887,885
End of period	$285,714	$233,961	$815,323	$268,317	$785,375	$793,667
Accumulated undistributed (distributions in excess of) net investment income	$24	$4	$(27)	$(96)	$(91)	$(55)

(a)	Commencement of offering of class of shares effective July 1, 2008.

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,154	$17,009	$8,629	$17,587	$10,883	$11,033
Dividends and distributions reinvested	606	1,072	740	1,509	1,079	2,356
Cost of shares redeemed	(11,134)	(11,398)	(6,044)	(17,749)	(12,785)	(23,588)
Change in net assets from Class A capital transactions	$3,626	$6,683	$3,325	$1,347	$(823)	$(10,199)
Class B
Proceeds from shares issued	$64	$93	$145	$502	$123	$294
Dividends and distributions reinvested	12	29	124	306	144	387
Cost of shares redeemed	(174)	(327)	(2,847)	(4,146)	(3,322)	(6,133)
Change in net assets from Class B capital transactions	$(98)	$(205)	$(2,578)	$(3,338)	$(3,055)	$(5,452)
Class C
Proceeds from shares issued	$10,328	$9,184	$4,265	$2,933	$9,504	$6,159
Dividends and distributions reinvested	189	176	96	122	239	381
Cost of shares redeemed	(1,668)	(1,588)	(1,277)	(1,422)	(1,815)	(5,273)
Change in net assets from Class C capital transactions	$8,849	$7,772	$3,084	$1,633	$7,928	$1,267
Select Class
Proceeds from shares issued	$6,998	$40,062	$2,931	$15,607	$116,548	$425,491
Dividends and distributions reinvested	658	1,300	893	2,295	857	6,233
Cost of shares redeemed	(14,332)	(58,935)	(32,654)	(61,741)	(175,402)	(828,318)
Change in net assets from Select Class capital transactions	$(6,676)	$(17,573)	$(28,830)	$(43,839)	$(57,997)	$(396,594)

Total change in net assets from capital transactions	$5,701	$(3,323)	$(24,999)	$(44,197)	$(53,947)	$(410,978)

SHARE TRANSACTIONS:
Class A
Issued	1,473	1,796	820	1,676	1,124	1,154
Reinvested	63	114	70	145	112	248
Redeemed	(1,157)	(1,212)	(574)	(1,692)	(1,322)	(2,493)
Change in Class A Shares	379	698	316	129	(86)	(1,091)
Class B
Issued	7	10	15	51	13	32
Reinvested	1	3	12	31	15	41
Redeemed	(18)	(35)	(284)	(415)	(346)	(649)
Change in Class B Shares	(10)	(22)	(257)	(333)	(318)	(576)
Class C
Issued	1,066	965	426	294	988	648
Reinvested	19	19	9	12	25	40
Redeemed	(172)	(170)	(128)	(144)	(189)	(561)
Change in Class C Shares	913	814	307	162	824	127
Select Class
Issued	720	4,223	279	1,491	12,101	44,983
Reinvested	68	137	85	220	89	655
Redeemed	(1,471)	(6,239)	(3,113)	(5,935)	(18,219)	(88,210)
Change in Select Class Shares	(683)	(1,879)	(2,749)	(4,224)	(6,029)	(42,572)

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,022	$33,177	$83,673	$73,125	$50,697	$57,054
Net assets acquired in Fund reorganization (Note 9)	—	—	1,989	—	—	—
Dividends and distributions reinvested	1,367	2,134	817	1,139	2,537	4,205
Cost of shares redeemed	(7,852)	(15,011)	(31,779)	(28,136)	(22,022)	(37,155)
Change in net assets from Class A capital transactions	$25,537	$20,300	$54,700	$46,128	$31,212	$24,104
Class B
Proceeds from shares issued	$714	$907	$25	$151	$504	$936
Dividends and distributions reinvested	144	392	10	72	102	231
Cost of shares redeemed	(4,342)	(4,181)	(1,771)	(2,706)	(1,685)	(2,571)
Change in net assets from Class B capital transactions	$(3,484)	$(2,882)	$(1,736)	$(2,483)	$(1,079)	$(1,404)
Class C
Proceeds from shares issued	$27,827	$17,212	$29,507	$11,601	$18,712	$5,601	(a)
Dividends and distributions reinvested	436	437	189	302	225	32	(a)
Cost of shares redeemed	(2,866)	(2,467)	(10,425)	(5,524)	(1,739)	(115	)(a)
Change in net assets from Class C capital transactions	$25,397	$15,182	$19,271	$6,379	$17,198	$5,518
Institutional Class (b)
Proceeds from shares issued	$—	$—	$44,453	$—	$—	$—
Net assets acquired in Fund reorganization (Note 9)	—	—	84,058	—	—	—
Dividends and distributions reinvested	—	—	24	—	—	—
Cost of shares redeemed	—	—	(4,352)	—	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$124,183	$—	$—	$—
Select Class
Proceeds from shares issued	$14,887	$32,547	$237,433	$55,643	$20,784	$64,454
Net assets acquired in Fund reorganization (Note 9)	—	—	181,090	—	—	—
Dividends and distributions reinvested	771	1,812	454	1,164	1,298	3,167
Cost of shares redeemed	(14,911)	(53,123)	(75,288)	(68,449)	(92,661)	(193,553)
Change in net assets from Select Class capital transactions	$747	$(18,764)	$343,689	$(11,642)	$(70,579)	$(125,932)

Total change in net assets from capital transactions	$48,197	$13,836	$540,107	$38,382	$(23,248)	$(97,714)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009

SHARE TRANSACTIONS:
Class A
Issued	2,931	3,103	8,082	7,159	4,150	4,697
Shares issued in connection with Fund reorganization (Note 9)	—	—	192	—	—	—
Reinvested	125	200	79	112	208	347
Redeemed	(720)	(1,411)	(3,066)	(2,760)	(1,803)	(3,087)
Change in Class A Shares	2,336	1,892	5,287	4,511	2,555	1,957
Class B
Issued	65	84	2	15	42	78
Reinvested	13	36	1	7	8	19
Redeemed	(395)	(388)	(169)	(263)	(139)	(215)
Change in Class B Shares	(317)	(268)	(166)	(241)	(89)	(118)
Class C
Issued	2,535	1,591	2,826	1,120	1,538	468	(a)
Reinvested	40	41	18	29	18	3	(a)
Redeemed	(262)	(231)	(998)	(537)	(144)	(9	)(a)
Change in Class C Shares	2,313	1,401	1,846	612	1,412	462
Institutional Class (b)
Issued	—	—	4,249	—	—	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	8,105	—	—	—
Reinvested	—	—	2	—	—	—
Redeemed	—	—	(417)	—	—	—
Change in Institutional Class Shares	—	—	11,939	—	—	—
Select Class
Issued	1,372	3,042	22,851	5,424	1,707	5,336
Shares issued in connection with Fund reorganization (Note 9)	—	—	17,474	—	—	—
Reinvested	71	171	44	114	107	262
Redeemed	(1,370)	(5,035)	(7,244)	(6,692)	(7,615)	(16,082)
Change in Select Class Shares	73	(1,822)	33,125	(1,154)	(5,801)	(10,484)

(a)	Commencement of offering of class of shares effective July 1, 2008.

(b)	Commencement of offering of class of shares effective June 19, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$9.58	$0.16	$0.11 (e)	$0.27	$(0.16)	$—	$(0.16)
Year Ended February 28, 2009	9.30	0.33	0.28	0.61	(0.33)	—	(0.33)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 through February 28, 2006 (g)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)

Class B
Six Months Ended August 31, 2009 (Unaudited)	9.69	0.13	0.11 (e)	0.24	(0.13)	—	(0.13)
Year Ended February 28, 2009	9.39	0.26	0.30	0.56	(0.26)	—	(0.26)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.65	0.13	0.11 (e)	0.24	(0.14)	—	(0.14)
Year Ended February 28, 2009	9.37	0.27	0.28	0.55	(0.27)	—	(0.27)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (g)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (h) through June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.68	0.18	0.11 (e)	0.29	(0.18)	—	(0.18)
Year Ended February 28, 2009	9.39	0.35	0.29	0.64	(0.35)	—	(0.35)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 through February 28, 2006 (g)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.69	2.89%	(e)	$49,204	0.88%	3.33%	1.02%	4%
9.58	6.64		45,037	0.88	3.42	1.02	25
9.30	1.30	(f)	37,232	0.88	3.55	1.02	19
9.54	3.61		32,842	0.88	3.77	1.01	30
9.60	0.37		32,964	0.88	3.82	1.01	4
9.84	4.87		26,429	0.86	3.86	0.99	5
9.76	(0.34)		16,352	0.84	3.76	0.99	11

9.80	2.52	(e)	1,159	1.51	2.70	1.52	4
9.69	6.09		1,243	1.51	2.79	1.52	25
9.39	0.72	(f)	1,410	1.52	2.92	1.52	19
9.62	2.83		1,477	1.51	3.16	1.51	30
9.69	0.05		2,387	1.51	3.18	1.51	4
9.92	4.10		2,158	1.48	3.24	1.59	5
9.85	(1.18)		1,831	1.49	3.11	1.64	11

9.75	2.46	(e)	20,282	1.51	2.72	1.52	4
9.65	5.98		11,258	1.52	2.78	1.52	25
9.37	0.78	(f)	3,309	1.52	2.91	1.52	19
9.60	2.85		2,456	1.51	3.14	1.51	30
9.67	(0.09)		1,826	1.51	3.20	1.51	4
9.92	1.07		422	1.48	3.20	1.50	5

9.79	2.97	(e)	89,952	0.63	3.58	0.77	4
9.68	6.94		95,546	0.63	3.68	0.77	25
9.39	1.52	(f)	110,367	0.63	3.81	0.77	19
9.63	3.83		102,553	0.63	4.02	0.76	30
9.69	0.53		103,022	0.63	4.06	0.76	4
9.93	5.18		109,776	0.60	4.12	0.67	5
9.84	(0.16)		128,048	0.59	4.01	0.64	11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Michigan Municipal Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.52	$0.19	(e)	$0.10 (f)	$0.29	$(0.19)	$10.62
Year Ended February 28, 2009	10.36	0.38	(e)	0.16	0.54	(0.38)	10.52
Year Ended February 29, 2008	10.65	0.39	(e)	(0.29)	0.10	(0.39)	10.36
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	10.65
July 1, 2005 through February 28, 2006 (h)	10.90	0.29		(0.21)	0.08	(0.29)	10.69
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	10.90
Year Ended June 30, 2004	11.30	0.45		(0.48)	(0.03)	(0.44)	10.83

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.01	0.15	(e)	0.10 (f)	0.25	(0.16)	10.10
Year Ended February 28, 2009	9.88	0.30	(e)	0.15	0.45	(0.32)	10.01
Year Ended February 29, 2008	10.17	0.31	(e)	(0.27)	0.04	(0.33)	9.88
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	10.17
July 1, 2005 through February 28, 2006 (h)	10.45	0.22		(0.20)	0.02	(0.24)	10.23
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	10.45
Year Ended June 30, 2004	10.87	0.35		(0.45)	(0.10)	(0.37)	10.40

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.99	0.15	(e)	0.10 (f)	0.25	(0.16)	10.08
Year Ended February 28, 2009	9.86	0.30	(e)	0.15	0.45	(0.32)	9.99
Year Ended February 29, 2008	10.15	0.31	(e)	(0.27)	0.04	(0.33)	9.86
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	10.15
July 1, 2005 through February 28, 2006 (h)	10.44	0.24		(0.21)	0.03	(0.25)	10.22
February 19, 2005 (i) through June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	10.44

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.50	0.20	(e)	0.12 (f)	0.32	(0.21)	10.61
Year Ended February 28, 2009	10.35	0.40	(e)	0.15	0.55	(0.40)	10.50
Year Ended February 29, 2008	10.63	0.42	(e)	(0.28)	0.14	(0.42)	10.35
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	10.63
July 1, 2005 through February 28, 2006 (h)	10.89	0.30		(0.21)	0.09	(0.30)	10.68
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	10.89
Year Ended June 30, 2004	11.29	0.47		(0.47)	—	(0.47)	10.82

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Advisor will reimburse the Fund for losses incurred from an operational error. Without this payment, the total return for Class C and Select Class would have been 2.46% and 2.94%, respectively and the net realized and unrealized gain (losses) on investments per share for Class C Select Class would have been $0.09 and $0.10, respectively. There was no impact to total return or net realized and unrealized gain (losses) on investments per share for Class A and Class B.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio Turnover rate (b)

2.80%	(f)	$55,144	0.88%	3.58%	1.01%	1%
5.30		51,278	0.88	3.60	1.00	12
0.93	(g)	49,175	0.88	3.68	0.99	4
3.53		60,941	0.86	3.89	0.97	21
0.71		71,898	0.86	3.99	0.97	4
4.69		78,000	0.86	3.93	1.01	12
(0.28)		77,774	0.85	3.96	1.00	10

2.51	(f)	9,958	1.50	2.96	1.51	1
4.59		12,444	1.50	2.98	1.50	12
0.37	(g)	15,563	1.49	3.07	1.49	4
2.88		22,644	1.47	3.28	1.47	21
0.23		26,334	1.47	3.37	1.47	4
4.12		30,233	1.49	3.30	1.60	12
(0.93)		33,018	1.50	3.32	1.65	10

2.56	(f)	8,264	1.50	2.95	1.51	1
4.64		5,121	1.50	2.98	1.50	12
0.37	(g)	3,457	1.49	3.07	1.49	4
2.84		4,381	1.47	3.26	1.47	21
0.27		2,325	1.47	3.38	1.47	4
0.98		1,133	1.48	3.31	1.55	12

3.03	(f)	104,218	0.63	3.83	0.76	1
5.46		132,082	0.63	3.85	0.75	12
1.29	(g)	173,800	0.63	3.93	0.74	4
3.72		210,128	0.61	4.13	0.72	21
0.87		182,938	0.61	4.24	0.72	4
4.97		171,727	0.61	4.18	0.69	12
(0.04)		172,951	0.60	4.22	0.65	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Municipal Income Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$9.57	$0.17	(f)	$0.21	$0.38	$(0.17)	$9.78	3.97%
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)	9.57	3.81
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	9.55	0.73	(g)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	9.81	3.76
July 1, 2005 through February 28, 2006 (h)	9.92	0.24		(0.14)	0.10	(0.23)	9.79	1.04
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	9.92	5.25
Year Ended June 30, 2004	10.13	0.39		(0.35)	0.04	(0.38)	9.79	0.39

Class B
Six Months Ended August 31, 2009 (Unaudited)	9.52	0.14	(f)	0.20	0.34	(0.14)	9.72	3.57
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)	9.52	3.23
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	9.50	0.10	(g)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	9.76	3.29
July 1, 2005 through February 28, 2006 (h)	9.86	0.20		(0.14)	0.06	(0.19)	9.73	0.62
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	9.86	4.53
Year Ended June 30, 2004	10.08	0.32		(0.35)	(0.03)	(0.31)	9.74	(0.27)

Class C
Six Months Ended August 31, 2009 (Unaudited)	9.51	0.14	(f)	0.20	0.34	(0.14)	9.71	3.59
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)	9.51	3.36
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	9.48	0.02	(g)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	9.75	3.29
July 1, 2005 through February 28, 2006 (h)	9.85	0.20		(0.14)	0.06	(0.19)	9.72	0.62
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	9.85	4.55
Year Ended June 30, 2004	10.07	0.33		(0.35)	(0.02)	(0.32)	9.73	(0.26)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	9.52	0.18	(f)	0.20	0.38	(0.18)	9.72	4.02
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)	9.52	4.08
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	9.50	0.89	(g)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	9.77	4.14
July 1, 2005 through February 28, 2006 (h)	9.87	0.25		(0.13)	0.12	(0.25)	9.74	1.20
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	9.87	5.55
Year Ended June 30, 2004	10.09	0.41		(0.35)	0.06	(0.41)	9.74	0.57

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	See Note 2.H.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (excluding imputed interest) (d)	Net expenses (including imputed interest) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (excluding imputed interest)	Expenses without waivers, reimbursements and earning credits (including imputed interest) (e)	Portfolio turnover rate (b)

$92,196	0.87%	0.87%	3.42%	0.95%	0.95%	9%
91,082	0.87	0.88	3.49	0.94	0.95	12
101,274	0.85	0.88	3.44	0.94	0.97	29
106,260	0.84	0.91	3.53	0.93	1.00	39
116,863	0.84	0.99	3.68	0.94	1.09	28
126,834	0.85	0.96	3.66	0.98	1.09	39
131,692	0.84	0.90	3.84	0.99	1.05	48

11,300	1.45	1.45	2.85	1.45	1.45	9
14,094	1.44	1.45	2.91	1.44	1.45	12
19,530	1.44	1.47	2.86	1.44	1.47	29
34,456	1.43	1.50	2.95	1.43	1.50	39
55,914	1.44	1.59	3.09	1.44	1.59	28
69,964	1.47	1.58	3.05	1.58	1.69	39
89,997	1.49	1.55	3.19	1.64	1.70	48

27,313	1.44	1.44	2.83	1.45	1.45	9
18,906	1.44	1.45	2.92	1.44	1.45	12
17,655	1.44	1.47	2.86	1.44	1.47	29
19,137	1.43	1.50	2.94	1.43	1.50	39
26,635	1.44	1.59	3.09	1.44	1.59	28
33,941	1.47	1.58	3.05	1.58	1.69	39
41,703	1.49	1.55	3.19	1.64	1.70	48

1,076,137	0.62	0.62	3.67	0.70	0.70	9
1,110,963	0.62	0.63	3.73	0.69	0.70	12
1,512,691	0.60	0.63	3.69	0.69	0.72	29
1,372,743	0.59	0.66	3.77	0.68	0.75	39
1,041,847	0.59	0.74	3.91	0.69	0.84	28
680,707	0.60	0.71	3.91	0.66	0.77	39
763,172	0.59	0.65	4.08	0.64	0.70	48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.87	$0.19	(h)	$0.14	$0.33	$(0.19)	$11.01
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	10.87
Year Ended February 29, 2008	10.86	0.41		(0.28)	0.13	(0.41)	10.58
Year Ended February 28, 2007	10.88	0.42		(0.02)	0.40	(0.42)	10.86
July 1, 2005 through February 28, 2006 (f)	11.09	0.28		(0.21)	0.07	(0.28)	10.88
Year Ended June 30, 2005	10.98	0.41		0.12	0.53	(0.42)	11.09
Year Ended June 30, 2004	11.41	0.41		(0.43)	(0.02)	(0.41)	10.98

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.95	0.16	(h)	0.14	0.30	(0.15)	11.10
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	10.95
Year Ended February 29, 2008	10.93	0.37		(0.30)	0.07	(0.34)	10.66
Year Ended February 28, 2007	10.96	0.37		(0.05)	0.32	(0.35)	10.93
July 1, 2005 through February 28, 2006 (f)	11.16	0.24		(0.21)	0.03	(0.23)	10.96
Year Ended June 30, 2005	11.05	0.35		0.11	0.46	(0.35)	11.16
Year Ended June 30, 2004	11.49	0.34		(0.44)	(0.10)	(0.34)	11.05

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.91	0.16	(h)	0.14	0.30	(0.15)	11.06
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	10.91
Year Ended February 29, 2008	10.90	0.35		(0.28)	0.07	(0.34)	10.63
Year Ended February 28, 2007	10.93	0.36		(0.03)	0.33	(0.36)	10.90
July 1, 2005 through February 28, 2006 (f)	11.15	0.25		(0.23)	0.02	(0.24)	10.93
February 18, 2005 (g) through June 30, 2005	11.22	0.14		(0.04)	0.10	(0.17)	11.15

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.81	0.20	(h)	0.14	0.34	(0.20)	10.95
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	10.81
Year Ended February 29, 2008	10.80	0.43		(0.28)	0.15	(0.43)	10.52
Year Ended February 28, 2007	10.83	0.44		(0.02)	0.42	(0.45)	10.80
July 1, 2005 through February 28, 2006 (f)	11.04	0.30		(0.21)	0.09	(0.30)	10.83
Year Ended June 30, 2005	10.93	0.44		0.11	0.55	(0.44)	11.04
Year Ended June 30, 2004	11.36	0.44		(0.43)	0.01	(0.44)	10.93

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

3.02%		$118,541	0.88%	3.43%	1.00%	2%
6.66		91,571	0.88	3.76	1.00	12
1.18	(e)	69,138	0.88	3.79	1.00	15
3.74		67,941	0.88	3.87	1.00	19
0.62		76,935	0.88	3.80	1.00	4
4.85		78,525	0.86	3.72	1.10	7
(0.18)		74,235	0.85	3.63	1.16	16

2.77		12,592	1.49	2.83	1.50	2
5.95		15,896	1.50	3.13	1.50	12
0.62	(e)	18,326	1.50	3.18	1.50	15
2.99		27,079	1.50	3.26	1.50	19
0.28		39,832	1.50	3.18	1.50	4
4.21		48,375	1.49	3.08	1.70	7
(0.91)		56,279	1.50	2.98	1.81	16

2.81		50,388	1.49	2.81	1.49	2
5.92		24,481	1.50	3.14	1.50	12
0.64	(e)	8,959	1.50	3.17	1.50	15
3.06		5,658	1.49	3.25	1.50	19
0.19		2,711	1.51	3.19	1.51	4
0.86		585	1.47	3.18	1.51	7

3.16		104,193	0.63	3.69	0.75	2
6.98		102,013	0.63	4.00	0.75	12
1.43	(e)	118,518	0.63	4.04	0.75	15
3.94		106,494	0.63	4.12	0.75	19
0.81		91,515	0.63	4.05	0.75	4
5.13		98,393	0.61	3.96	0.79	7
0.06		110,433	0.60	3.88	0.81	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.29	$0.10	(h)	$0.12	$0.22	$(0.09)	$—	$(0.09)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)	—	(0.27)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)	—	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 through February 28, 2006 (f)	10.17	0.16		(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23		0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22		(0.21)	0.01	(0.22)	(0.03)	(0.25)

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.38	0.07	(h)	0.12	0.19	(0.06)	—	(0.06)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.21		0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (f)	10.25	0.13		(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)	(0.20)

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.37	0.07	(h)	0.13	0.20	(0.07)	—	(0.07)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (f)	10.25	0.13		(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)	(0.20)

Institutional Class
June 19, 2009 (g) through August 31, 2009 (Unaudited)	10.36	0.05	(h)	0.10	0.15	(0.04)	—	(0.04)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.32	0.11	(h)	0.13	0.24	(0.11)	—	(0.11)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)	—	(0.30)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)	—	(0.29)
July 1, 2005 through February 28, 2006 (f)	10.21	0.18		(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26		0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25		(0.21)	0.04	(0.25)	(0.03)	(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.42	2.17%		$129,066	0.78%	1.85%	0.94%	17%
10.29	3.92		73,101	0.80	2.62	0.95	40
10.17	3.38	(e)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24
10.10	0.89		67,143	0.80	2.33	0.92	13
10.17	2.47		85,690	0.80	2.28	1.08	41
10.16	0.11		107,434	0.80	2.10	1.16	138

10.51	1.87		1,597	1.28	1.42	1.45	17
10.38	3.36		3,305	1.30	2.17	1.45	40
10.26	2.89	(e)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24
10.18	0.54		13,024	1.30	1.82	1.42	13
10.25	2.01		16,334	1.30	1.77	1.68	41
10.23	(0.40)		20,726	1.30	1.60	1.81	138

10.50	1.91		41,266	1.28	1.35	1.44	17
10.37	3.40		21,616	1.30	2.14	1.45	40
10.25	2.80	(e)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41
10.23	(0.41)		77,977	1.30	1.60	1.81	138

10.47	1.46		124,949	0.25	2.27	0.51	17

10.45	2.30		518,445	0.52	2.09	0.69	17
10.32	4.17		170,295	0.55	2.90	0.70	40
10.20	3.63	(e)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41
10.19	0.35		331,423	0.55	2.36	0.81	138

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$12.15	$0.26	$0.23	$0.49	$(0.26)	$—	$(0.26)
Year Ended February 28, 2009	12.08	0.52	0.07	0.59	(0.52)	—	(0.52)
Year Ended February 29, 2008	12.72	0.52	(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51	—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 through February 28, 2006 (f)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)

Class B
Six Months Ended August 31, 2009 (Unaudited)	12.11	0.22	0.23	0.45	(0.22)	—	(0.22)
Year Ended February 28, 2009	12.04	0.43	0.08	0.51	(0.44)	—	(0.44)
Year Ended February 29, 2008	12.68	0.43	(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 through February 28, 2006 (f)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)

Class C
Six Months Ended August 31, 2009 (Unaudited)	12.09	0.23	0.23	0.46	(0.23)	—	(0.23)
July 1, 2008 (g) through February 28, 2009	12.24	0.30	(0.14)	0.16	(0.31)	—	(0.31)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	12.11	0.28	0.24	0.52	(0.28)	—	(0.28)
Year Ended February 28, 2009	12.05	0.54	0.06	0.60	(0.54)	—	(0.54)
Year Ended February 29, 2008	12.69	0.54	(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 through February 28, 2006 (f)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.38	4.12%		$186,323	0.75%	4.30%	0.96%	6%
12.15	4.98		151,732	0.75	4.28	0.95	30
12.08	(0.85	)(e)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31
12.76	0.98		106,675	0.75	3.87	0.93	30
13.04	6.82		102,064	0.79	3.99	0.96	43
12.90	0.27		57,927	0.84	4.16	0.99	20

12.34	3.76		6,889	1.44	3.62	1.46	6
12.11	4.28		7,832	1.44	3.58	1.45	30
12.04	(1.55	)(e)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31
12.73	0.52		13,634	1.43	3.18	1.43	30
13.01	6.06		16,129	1.46	3.36	1.55	43
12.88	(0.38)		13,446	1.49	3.51	1.64	20

12.32	3.85		23,082	1.44	3.61	1.45	6
12.09	1.40		5,583	1.44	3.67	1.47	30

12.35	4.32		569,081	0.58	4.48	0.71	6
12.11	5.11		628,520	0.58	4.43	0.70	30
12.05	(0.67	)(e)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31
12.74	1.18		1,107,478	0.58	4.04	0.68	30
13.01	7.06		963,903	0.58	4.18	0.66	43
12.88	0.53		437,303	0.59	4.41	0.64	20

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

Effective April 30, 2009, Short Term Municipal Bond Fund was renamed Short-Intermediate Municipal Bond Fund with the approval of the Board of Trustees.

Institutional Class Shares commenced operations on June 19, 2009, for Short-Intermediate Municipal Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

78   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Arizona Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arizona
Certificate of Participation/Lease	$—	$15,184	$—	$15,184
Education	—	12,445	—	12,445
General Obligation	—	20,896	—	20,896
Hospital	—	6,869	—	6,869
Housing	—	4,846	—	4,846
Other Revenue	—	3,923	—	3,923
Prerefunded	—	22,783	—	22,783
Special Tax	—	15,046	—	15,046
Transportation	—	9,234	—	9,234
Utility	—	8,405	—	8,405
Water & Sewer	—	15,808	—	15,808
Total Arizona	—	135,439	—	135,439
Georgia
Utility	—	1,071	—	1,071
Illinois
General Obligation	—	1,064	—	1,064
Water & Sewer	—	1,062	—	1,062
Total Illinois	—	2,126	—	2,126
Michigan
Prerefunded	—	3,407	—	3,407
Nevada
Prerefunded	—	2,308	—	2,308
North Carolina
General Obligation	—	2,272	—	2,272
Pennsylvania
Hospital	—	1,101	—	1,101
South Carolina
General Obligation	—	1,965	—	1,965
Utility	—	1,087	—	1,087
Total South Carolina	—	3,052	—	3,052
Texas
General Obligation	—	1,896	—	1,896
Transportation	—	3,415	—	3,415
Total Texas	—	5,311	—	5,311
Total Municipal Bonds	—	156,087	—	156,087
Short-Term Investments
Investment Companies	4,504	—	—	4,504
Total Investments in Securities	$4,504	$156,087	$—	$160,591

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Michigan Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Arizona
Utility	$—	$1,092	$—	$1,092
Colorado
General Obligation	—	1,117	—	1,117
Transportation	—	1,560	—	1,560
Total Colorado	—	2,677	—	2,677
Michigan
Certificate of Participation/Lease	—	8,673	—	8,673
Education	—	10,286	—	10,286
General Obligation	—	61,889	—	61,889
Hospital	—	11,678	—	11,678
Housing	—	2,638	—	2,638
Other Revenue	—	6,124	—	6,124
Prerefunded	—	21,380	—	21,380
Special Tax	—	13,081	—	13,081
Transportation	—	2,615	—	2,615
Utility	—	4,179	—	4,179
Water & Sewer	—	14,787	—	14,787
Total Michigan	—	157,330	—	157,330
New Jersey
Transportation	—	3,312	—	3,312
Puerto Rico
General Obligation	—	2,345	—	2,345
Tennessee
Utility	—	3,289	—	3,289
Texas
General Obligation	—	1,086	—	1,086
Water & Sewer	—	1,612	—	1,612
Total Texas	—	2,698	—	2,698
Washington
Water & Sewer	—	1,612	—	1,612
Total Municipal Bonds	—	174,355	—	174,355
Short-Term Investments
Investment Companies	1,427	—	—	1,427
Total Investments in Securities	$1,427	$174,355	$—	$175,782

80   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Industrial Development Revenue/Pollution Control Revenue	$—	$1,326	$—	$1,326
Other Revenue	—	6,069	—	6,069
Total Alabama	—	7,395	—	7,395
Alaska
Education	—	10,708	—	10,708
General Obligation	—	6,778	—	6,778
Housing	—	3,438	—	3,438
Other Revenue	—	2,347	—	2,347
Prerefunded	—	5,400	—	5,400
Total Alaska	—	28,671	—	28,671
Arizona
Certificate of Participation/Lease	—	9,842	—	9,842
Hospital	—	6,085	—	6,085
Housing	—	6,975	—	6,975
Prerefunded	—	3,919	—	3,919
Water & Sewer	—	3,105	—	3,105
Total Arizona	—	29,926	—	29,926
Arkansas
Hospital	—	4,806	—	4,806
Housing	—	927	—	927
Special Tax	—	6,102	—	6,102
Total Arkansas	—	11,835	—	11,835
California
Certificate of Participation/Lease	—	5,123	—	5,123
General Obligation	—	25,508	—	25,508
Hospital	—	4,143	—	4,143
Housing	—	16,323	—	16,323
Other Revenue	—	3,589	—	3,589
Transportation	—	4,196	—	4,196
Total California	—	58,882	—	58,882
Colorado
General Obligation	—	6,525	—	6,525
Hospital	—	4,881	—	4,881
Housing	—	21,422	—	21,422
Industrial Development Revenue/Pollution Control Revenue	—	1,922	—	1,922
Prerefunded	—	12,882	—	12,882
Transportation	—	6,797	—	6,797
Water & Sewer	—	404	—	404
Total Colorado	—	54,833	—	54,833
Delaware
Housing	—	9,471	—	9,471
District of Columbia
Certificate of Participation/Lease	—	12,575	—	12,575
Housing	—	2,127	—	2,127
Transportation	—	4,282	—	4,282
Total District of Columbia	—	18,984	—	18,984

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Florida
Certificate of Participation/Lease	$—	$6,449	$—	$6,449
Education	—	5,300	—	5,300
Hospital	—	9,211	—	9,211
Housing	—	16,148	—	16,148
Resource Recovery	—	7,443	—	7,443
Special Tax	—	2,013	—	2,013
Transportation	—	16,406	—	16,406
Utility	—	16,614	—	16,614
Water & Sewer	—	5,761	—	5,761
Total Florida	—	85,345	—	85,345
Georgia
Certificate of Participation/Lease	—	5,614	—	5,614
General Obligation	—	5,996	—	5,996
Housing	—	2,654	—	2,654
Total Georgia	—	14,264	—	14,264
Hawaii
Prerefunded	—	371	—	371
Idaho
Housing	—	1,264	—	1,264
Illinois
Certificate of Participation/Lease	—	5,067	—	5,067
General Obligation	—	21,970	—	21,970
Hospital	—	1,443	—	1,443
Housing	—	28,061	—	28,061
Industrial Development Revenue/Pollution Control Revenue	—	3,543	—	3,543
Transportation	—	11,340	—	11,340
Total Illinois	—	71,424	—	71,424
Indiana
Hospital	—	4,613	—	4,613
Housing	—	7,293	—	7,293
Other Revenue	—	5,087	—	5,087
Transportation	—	3,103	—	3,103
Water & Sewer	—	4,242	—	4,242
Total Indiana	—	24,338	—	24,338
Iowa
Prerefunded	—	5,132	—	5,132
Kansas
Hospital	—	1,942	—	1,942
Housing	—	17,590	—	17,590
Total Kansas	—	19,532	—	19,532
Louisiana
Certificate of Participation/Lease	—	1,074	—	1,074
Hospital	—	12,028	—	12,028
Housing	—	8,239	—	8,239
Utility	—	7,305	—	7,305
Total Louisiana	—	28,646	—	28,646

82   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Maryland
General Obligation	$—	$27,384	$—	$27,384
Housing	—	1,199	—	1,199
Total Maryland	—	28,583	—	28,583
Massachusetts
Education	—	1,806	—	1,806
General Obligation	—	8,712	—	8,712
Housing	—	8,178	—	8,178
Prerefunded	—	4,354	—	4,354
Water & Sewer	—	5,832	—	5,832
Total Massachusetts	—	28,882	—	28,882
Michigan
Hospital	—	11,877	—	11,877
Housing	—	5,834	—	5,834
Other Revenue	—	2,521	—	2,521
Water & Sewer	—	5,846	—	5,846
Total Michigan	—	26,078	—	26,078
Minnesota
Housing	—	21,093	—	21,093
Mississippi
Education	—	6,845	—	6,845
Housing	—	7,089	—	7,089
Total Mississippi	—	13,934	—	13,934
Missouri
Housing	—	11,484	—	11,484
Prerefunded	—	980	—	980
Transportation	—	2,045	—	2,045
Total Missouri	—	14,509	—	14,509
Montana
Housing	—	4,882	—	4,882
Nebraska
Housing	—	5,427	—	5,427
Nevada
Education	—	5,728	—	5,728
General Obligation	—	15,321	—	15,321
Housing	—	4,535	—	4,535
Other Revenue	—	1,758	—	1,758
Total Nevada	—	27,342	—	27,342
New Hampshire
Housing	—	2,132	—	2,132
Other Revenue	—	5,248	—	5,248
Total New Hampshire	—	7,380	—	7,380
New Jersey
Education	—	6,709	—	6,709
General Obligation	—	1,477	—	1,477
Hospital	—	2,693	—	2,693
Other Revenue	—	10,703	—	10,703
Transportation	—	22,914	—	22,914
Total New Jersey	—	44,496	—	44,496

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New Mexico
Education	$—	$591	$—	$591
Housing	—	13,535	—	13,535
Special Tax	—	1,119	—	1,119
Total New Mexico	—	15,245	—	15,245
New York
Certificate of Participation/Lease	—	28,316	—	28,316
Education	—	8,932	—	8,932
General Obligation	—	33,528	—	33,528
Other Revenue	—	2,330	—	2,330
Resource Recovery	—	2,238	—	2,238
Special Tax	—	7,634	—	7,634
Transportation	—	20,672	—	20,672
Total New York	—	103,650	—	103,650
North Carolina
Education	—	1,518	—	1,518
General Obligation	—	23,218	—	23,218
Housing	—	9,187	—	9,187
Utility	—	5,517	—	5,517
Water & Sewer	—	3,835	—	3,835
Total North Carolina	—	43,275	—	43,275
Ohio
General Obligation	—	11,629	—	11,629
Housing	—	8,793	—	8,793
Industrial Development Revenue/Pollution Control Revenue	—	2,344	—	2,344
Other Revenue	—	2,725	—	2,725
Prerefunded	—	1,535	—	1,535
Water & Sewer	—	5,814	—	5,814
Total Ohio	—	32,840	—	32,840
Oklahoma
Housing	—	7,008	—	7,008
Special Tax	—	2,003	—	2,003
Total Oklahoma	—	9,011	—	9,011
Oregon
General Obligation	—	2,135	—	2,135
Housing	—	2,639	—	2,639
Total Oregon	—	4,774	—	4,774
Other Territories
Housing	—	6,532	—	6,532
Pennsylvania
Education	—	2,064	—	2,064
General Obligation	—	5,045	—	5,045
Hospital	—	4,462	—	4,462
Housing	—	3,132	—	3,132
Industrial Development Revenue/Pollution Control Revenue	—	2,000	—	2,000
Other Revenue	—	1,264	—	1,264
Resource Recovery	—	7,153	—	7,153
Special Tax	—	5,022	—	5,022
Total Pennsylvania	—	30,142	—	30,142

84   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
South Carolina
Certificate of Participation/Lease	$—	$6,405	$—	$6,405
General Obligation	—	6,580	—	6,580
Hospital	—	9,868	—	9,868
Other Revenue	—	2,175	—	2,175
Total South Carolina	—	25,028	—	25,028
South Dakota
Housing	—	3,557	—	3,557
Tennessee
Housing	—	15,102	—	15,102
Prerefunded	—	3,134	—	3,134
Utility	—	12,725	—	12,725
Water & Sewer	—	5,797	—	5,797
Total Tennessee	—	36,758	—	36,758
Texas
General Obligation	—	10,269	—	10,269
Hospital	—	4,658	—	4,658
Housing	—	14,524	—	14,524
Other Revenue	—	9,484	—	9,484
Transportation	—	23,555	—	23,555
Utility	—	4,191	—	4,191
Water & Sewer	—	4,835	—	4,835
Total Texas	—	71,516	—	71,516
Utah
Education	—	3,657	—	3,657
Housing	—	321	—	321
Industrial Development Revenue/Pollution Control Revenue	—	3,378	—	3,378
Total Utah	—	7,356	—	7,356
Virginia
Education	—	8,225	—	8,225
General Obligation	—	5,701	—	5,701
Industrial Development Revenue/Pollution Control Revenue	—	1,029	—	1,029
Other Revenue	—	2,346	—	2,346
Resource Recovery	—	1,296	—	1,296
Transportation	—	4,314	—	4,314
Total Virginia	—	22,911	—	22,911
Washington
General Obligation	—	5,194	—	5,194
Housing	—	2,406	—	2,406
Other Revenue	—	1,514	—	1,514
Prerefunded	—	2,004	—	2,004
Utility	—	21,600	—	21,600
Total Washington	—	32,718	—	32,718
Wisconsin
General Obligation	—	11,076	—	11,076
Hospital	—	5,033	—	5,033
Housing	—	5,819	—	5,819
Prerefunded	—	6,165	—	6,165
Private Placement	—	2,995	—	2,995
Total Wisconsin	—	31,088	—	31,088
Total Municipal Bonds	—	1,169,320	—	1,169,320

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Municipal Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment Companies	$4,953	$—	$—	$4,953
Short-Term Investments
Investment Companies	33,574	—	—	33,574
Total Investments in Securities	$38,527	$1,169,320	$—	$1,207,847

Ohio Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
California
General Obligation	$—	$2,407	$—	$2,407
Colorado
Prerefunded	—	4,479	—	4,479
Florida
Transportation	—	993	—	993
Hawaii
Water & Sewer	—	1,501	—	1,501
Illinois
Certificate of Participation/Lease	—	1,584	—	1,584
General Obligation	—	2,126	—	2,126
Water & Sewer	—	1,599	—	1,599
Total Illinois	—	5,309	—	5,309
Kansas
Prerefunded	—	2,041	—	2,041
Louisiana
Prerefunded	—	1,288	—	1,288
Missouri
Prerefunded	—	1,045	—	1,045
New York
General Obligation	—	1,632	—	1,632
Ohio
Certificate of Participation/Lease	—	20,156	—	20,156
Education	—	17,032	—	17,032
General Obligation	—	61,267	—	61,267
Hospital	—	21,400	—	21,400
Housing	—	19,156	—	19,156
Industrial Development Revenue/Pollution Control Revenue	—	4,450	—	4,450
Other Revenue	—	6,338	—	6,338
Prerefunded	—	19,303	—	19,303
Private Placement	—	521	—	521
Special Tax	—	5,969	—	5,969
Transportation	—	21,952	—	21,952
Utility	—	8,414	—	8,414
Water & Sewer	—	27,770	—	27,770
Total Ohio	—	233,728	—	233,728

86   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Ohio Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Texas
General Obligation	$—	$2,793	$—	$2,793
Prerefunded	—	1,915	—	1,915
Total Texas	—	4,708	—	4,708
Washington
General Obligation	—	452	—	452
Total Municipal Bonds	—	259,583	—	259,583
Short-Term Investments
Investment Companies	21,973	—	—	21,973
Total Investments in Securities	$21,973	$259,583	$—	$281,556

Short-Intermediate Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations
Agency CMO	$—	$1,582	$—	$1,582
Municipal Bonds
Alabama
Education	—	3,056	—	3,056
Housing	—	252	—	252
Transportation	—	10,776	—	10,776
Total Alabama	—	14,084	—	14,084
Arizona
Certificate of Participation/Lease	—	3,697	—	3,697
Hospital	—	4,330	—	4,330
Housing	—	344	—	344
Transportation	—	2,143	—	2,143
Total Arizona	—	10,514	—	10,514
California
General Obligation	—	11,207	—	11,207
Hospital	—	4,087	—	4,087
Other Revenue	—	3,517	—	3,517
Special Tax	—	1,010	—	1,010
Utility	—	2,117	—	2,117
Total California	—	21,938	—	21,938
Colorado
Hospital	—	1,155	—	1,155
Housing	—	337	—	337
Prerefunded	—	1,002	—	1,002
Transportation	—	2,553	—	2,553
Utility	—	2,171	—	2,171
Total Colorado	—	7,218	—	7,218

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Short-Intermediate Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Connecticut
Education	$—	$2,581	$—	$2,581
General Obligation	—	11,143	—	11,143
Prerefunded	—	1,523	—	1,523
Total Connecticut	—	15,247	—	15,247
Delaware
Transportation	—	12,368	—	12,368
District of Columbia
Water & Sewer	—	1,935	—	1,935
Florida
Education	—	6,658	—	6,658
Hospital	—	6,551	—	6,551
Housing	—	6,449	—	6,449
Other Revenue	—	17,487	—	17,487
Prerefunded	—	26,285	—	26,285
Transportation	—	4,964	—	4,964
Water & Sewer	—	7,399	—	7,399
Total Florida	—	75,793	—	75,793
Georgia
General Obligation	—	16,427	—	16,427
Special Tax	—	7,706	—	7,706
Utility	—	509	—	509
Total Georgia	—	24,642	—	24,642
Hawaii
General Obligation	—	5,612	—	5,612
Prerefunded	—	3,044	—	3,044
Total Hawaii	—	8,656	—	8,656
Idaho
Transportation	—	6,874	—	6,874
Illinois
Hospital	—	3,547	—	3,547
Industrial Development Revenue/Pollution Control Revenue	—	2,688	—	2,688
Other Revenue	—	1,838	—	1,838
Prerefunded	—	13,051	—	13,051
Transportation	—	3,159	—	3,159
Total Illinois	—	24,283	—	24,283
Indiana
Certificate of Participation/Lease	—	1,327	—	1,327
Education	—	1,852	—	1,852
Hospital	—	1,836	—	1,836
Prerefunded	—	5,779	—	5,779
Total Indiana	—	10,794	—	10,794
Kansas
General Obligation	—	2,673	—	2,673
Kentucky
Other Revenue	—	6,711	—	6,711
Prerefunded	—	8,968	—	8,968
Total Kentucky	—	15,679	—	15,679

88   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Short-Intermediate Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Louisiana
Hospital	$—	$1,154	$—	$1,154
Resource Recovery	—	615	—	615
Total Louisiana	—	1,769	—	1,769
Maine
General Obligation	—	2,543	—	2,543
Maryland
General Obligation	—	11,421	—	11,421
Special Tax	—	3,567	—	3,567
Total Maryland	—	14,988	—	14,988
Massachusetts
Hospital	—	1,019	—	1,019
Industrial Development Revenue/Pollution Control Revenue	—	1,699	—	1,699
Prerefunded	—	14,338	—	14,338
Transportation	—	4,585	—	4,585
Total Massachusetts	—	21,641	—	21,641
Michigan
General Obligation	—	1,600	—	1,600
Muni Taxable	—	2,859	—	2,859
Prerefunded	—	12,026	—	12,026
Transportation	—	3,000	—	3,000
Water & Sewer	—	8,165	—	8,165
Total Michigan	—	27,650	—	27,650
Minnesota
General Obligation	—	6,458	—	6,458
Prerefunded	—	7,077	—	7,077
Utility	—	5,354	—	5,354
Total Minnesota	—	18,889	—	18,889
Mississippi
Certificate of Participation/Lease	—	2,991	—	2,991
Missouri
General Obligation	—	6,245	—	6,245
Other Revenue	—	3,252	—	3,252
Transportation	—	5,105	—	5,105
Total Missouri	—	14,602	—	14,602
Nebraska
Utility	—	1,248	—	1,248
Nevada
General Obligation	—	5,587	—	5,587
Prerefunded	—	14,248	—	14,248
Total Nevada	—	19,835	—	19,835
New Jersey
Certificate of Participation/Lease	—	2,313	—	2,313
Education	—	15,028	—	15,028
General Obligation	—	6,153	—	6,153
Industrial Development Revenue/Pollution Control Revenue	—	8,035	—	8,035
Prerefunded	—	32,539	—	32,539
Special Tax	—	11,166	—	11,166
Total New Jersey	—	75,234	—	75,234

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Short-Intermediate Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Education	$—	$5,462	$—	$5,462
General Obligation	—	4,064	—	4,064
Hospital	—	2,935	—	2,935
Other Revenue	—	13,172	—	13,172
Transportation	—	2,167	—	2,167
Total New York	—	27,800	—	27,800
North Carolina
General Obligation	—	10,799	—	10,799
Hospital	—	2,486	—	2,486
Other Revenue	—	1,930	—	1,930
Utility	—	9,157	—	9,157
Total North Carolina	—	24,372	—	24,372
Ohio
Certificate of Participation/Lease	—	5,233	—	5,233
Education	—	1,030	—	1,030
Housing	—	442	—	442
Other Revenue	—	2,807	—	2,807
Prerefunded	—	4,725	—	4,725
Utility	—	1,030	—	1,030
Total Ohio	—	15,267	—	15,267
Oklahoma
Housing	—	133	—	133
Other Revenue	—	6,224	—	6,224
Total Oklahoma	—	6,357	—	6,357
Oregon
Water & Sewer	—	5,774	—	5,774
Pennsylvania
Education	—	4,055	—	4,055
General Obligation	—	16,702	—	16,702
Hospital	—	400	—	400
Other Revenue	—	3,087	—	3,087
Prerefunded	—	44,936	—	44,936
Resource Recovery	—	10,329	—	10,329
Transportation	—	2,593	—	2,593
Utility	—	500	—	500
Water & Sewer	—	6,954	—	6,954
Total Pennsylvania	—	89,556	—	89,556
Puerto Rico
Prerefunded	—	4,729	—	4,729
Rhode Island
Certificate of Participation/Lease	—	3,989	—	3,989
General Obligation	—	7,037	—	7,037
Total Rhode Island	—	11,026	—	11,026
South Carolina
General Obligation	—	7,014	—	7,014
Other Revenue	—	6,816	—	6,816
Prerefunded	—	6,531	—	6,531
Utility	—	6,544	—	6,544
Water & Sewer	—	498	—	498
Total South Carolina	—	27,403	—	27,403

90   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Short-Intermediate Municipal Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Tennessee
Education	$—	$2,886	$—	$2,886
Other Revenue	—	2,901	—	2,901
Prerefunded	—	5,512	—	5,512
Total Tennessee	—	11,299	—	11,299
Texas
Education	—	4,983	—	4,983
General Obligation	—	16,851	—	16,851
Hospital	—	1,610	—	1,610
Muni Taxable	—	6,369	—	6,369
Other Revenue	—	1,055	—	1,055
Prerefunded	—	27,439	—	27,439
Transportation	—	5,018	—	5,018
Utility	—	5,555	—	5,555
Water & Sewer	—	2,476	—	2,476
Total Texas	—	71,356	—	71,356
Virginia
Certificate of Participation/Lease	—	5,898	—	5,898
General Obligation	—	5,638	—	5,638
Hospital	—	3,004	—	3,004
Other Revenue	—	4,434	—	4,434
Transportation	—	5,011	—	5,011
Water & Sewer	—	1,294	—	1,294
Total Virginia	—	25,279	—	25,279
Washington
General Obligation	—	1,608	—	1,608
Transportation	—	1,000	—	1,000
Utility	—	1,029	—	1,029
Total Washington	—	3,637	—	3,637
Total Municipal Bonds	—	777,943	—	777,943
Short-Term Investments
Investment Companies	39,788	—	—	39,788
Total Investments in Securities	$39,788	$779,525	$—	$819,313

Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Education	$—	$8,149	$—	$8,149
Alaska
Certificate of Participation/Lease	—	3,063	—	3,063
Utility	—	10,971	—	10,971
Total Alaska	—	14,034	—	14,034

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Arizona
Hospital	$—	$4,964	$—	$4,964
Special Tax	—	15,650	—	15,650
Total Arizona	—	20,614	—	20,614
California
Certificate of Participation/Lease	—	7,739	—	7,739
Education	—	15,005	—	15,005
General Obligation	—	37,821	—	37,821
Hospital	—	13,005	—	13,005
Industrial Development Revenue/Pollution Control Revenue	—	342	—	342
Other Revenue	—	12,734	—	12,734
Prerefunded	—	22,228	—	22,228
Special Tax	—	15,237	—	15,237
Utility	—	4,487	—	4,487
Water & Sewer	—	16,324	—	16,324
Total California	—	144,922	—	144,922
Colorado
Education	—	6,963	—	6,963
General Obligation	—	2,285	—	2,285
Prerefunded	—	2,891	—	2,891
Transportation	—	11,493	—	11,493
Utility	—	2,062	—	2,062
Total Colorado	—	25,694	—	25,694
Connecticut
Prerefunded	—	85	—	85
Delaware
Prerefunded	—	6,232	—	6,232
District of Columbia
Education	—	7,047	—	7,047
General Obligation	—	4,603	—	4,603
Total District of Columbia	—	11,650	—	11,650
Florida
General Obligation	—	2,816	—	2,816
Hospital	—	731	—	731
Prerefunded	—	11,640	—	11,640
Special Tax	—	5,063	—	5,063
Transportation	—	3,577	—	3,577
Utility	—	4,325	—	4,325
Total Florida	—	28,152	—	28,152
Georgia
Hospital	—	9,193	—	9,193
Prerefunded	—	6,161	—	6,161
Special Tax	—	12,498	—	12,498
Utility	—	7,297	—	7,297
Total Georgia	—	35,149	—	35,149
Illinois
Education	—	7,375	—	7,375
Prerefunded	—	4,264	—	4,264
Special Tax	—	12,660	—	12,660
Transportation	—	15,474	—	15,474
Total Illinois	—	39,773	—	39,773

92   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Indiana
Certificate of Participation/Lease	$—	$1,790	$—	$1,790
Prerefunded	—	634	—	634
Transportation	—	13,575	—	13,575
Utility	—	3,363	—	3,363
Total Indiana	—	19,362	—	19,362
Kansas
General Obligation	—	3,262	—	3,262
Kentucky
Water & Sewer	—	4,158	—	4,158
Louisiana
Special Tax	—	13,073	—	13,073
Transportation	—	3,185	—	3,185
Total Louisiana	—	16,258	—	16,258
Maine
Transportation	—	6,172	—	6,172
Massachusetts
Education	—	3,847	—	3,847
Transportation	—	2,276	—	2,276
Total Massachusetts	—	6,123	—	6,123
Minnesota
Housing	—	507	—	507
Mississippi
Prerefunded	—	9,171	—	9,171
Missouri
Certificate of Participation/Lease	—	1,545	—	1,545
Education	—	1,102	—	1,102
Utility	—	1,176	—	1,176
Total Missouri	—	3,823	—	3,823
Montana
Certificate of Participation/Lease	—	937	—	937
Education	—	6,178	—	6,178
Total Montana	—	7,115	—	7,115
Nevada
General Obligation	—	5,492	—	5,492
Prerefunded	—	6,457	—	6,457
Total Nevada	—	11,949	—	11,949
New Jersey
General Obligation	—	2,926	—	2,926
Housing	—	5,453	—	5,453
Prerefunded	—	7,081	—	7,081
Transportation	—	4,662	—	4,662
Total New Jersey	—	20,122	—	20,122
New Mexico
Utility	—	3,309	—	3,309

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York
Certificate of Participation/Lease	$—	$5,326	$—	$5,326
Education	—	4,079	—	4,079
General Obligation	—	11,136	—	11,136
Housing	—	6,340	—	6,340
Other Revenue	—	32,041	—	32,041
Prerefunded	—	35,426	—	35,426
Transportation	—	31,748	—	31,748
Utility	—	5,327	—	5,327
Water & Sewer	—	7,465	—	7,465
Total New York	—	138,888	—	138,888
North Carolina
Housing	—	26	—	26
North Dakota
Hospital	—	4,377	—	4,377
Utility	—	5,101	—	5,101
Total North Dakota	—	9,478	—	9,478
Ohio
General Obligation	—	1,711	—	1,711
Hospital	—	3,043	—	3,043
Industrial Development Revenue/Pollution Control Revenue	—	6,323	—	6,323
Prerefunded	—	2,413	—	2,413
Total Ohio	—	13,490	—	13,490
Oklahoma
Housing	—	77	—	77
Pennsylvania
Education	—	2,958	—	2,958
Industrial Development Revenue/Pollution Control Revenue	—	6,904	—	6,904
Transportation	—	2,406	—	2,406
Total Pennsylvania	—	12,268	—	12,268
Puerto Rico
Utility	—	10,727	—	10,727
South Carolina
General Obligation	—	10,613	—	10,613
Prerefunded	—	20,197	—	20,197
Utility	—	5,489	—	5,489
Total South Carolina	—	36,299	—	36,299
South Dakota
Prerefunded	—	4,496	—	4,496
Utility	—	2,869	—	2,869
Total South Dakota	—	7,365	—	7,365
Texas
General Obligation	—	12,030	—	12,030
Hospital	—	3,833	—	3,833
Other Revenue	—	8,507	—	8,507
Prerefunded	—	13,094	—	13,094
Transportation	—	8,184	—	8,184
Utility	—	5,074	—	5,074
Water & Sewer	—	12,278	—	12,278
Total Texas	—	63,000	—	63,000

94   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

Tax Free Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Virginia
General Obligation	$—	$3,724	$—	$3,724
Washington
Education	—	6,101	—	6,101
Hospital	—	6,355	—	6,355
Utility	—	5,487	—	5,487
Total Washington	—	17,943	—	17,943
Wisconsin
Hospital	—	404	—	404
Prerefunded	—	364	—	364
Total Wisconsin	—	768	—	768
Total Municipal Bonds	—	759,838	—	759,838
Short-Term Investments
Investment Companies	17,660	—	—	17,660
Total Investments in Securities	$17,660	$759,838	$—	$777,498
Depreciation in Other Financial Instruments*
Futures	$(62)	$—	$—	$(62)

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2009 (amounts in thousands):

	Value	Percentage
Michigan Municipal Bond Fund	$4,032	2.3%
Municipal Income Fund	17,107	1.4

C.  Futures — Tax Free Bond Fund uses treasury futures to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified security or financial index over a predetermined time period. Upon entering a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can very from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Derivative notional amounts and values as of August 31, 2009, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Floating-Rate Note Obligations Related to Securities Held —Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificate reflected as a liability under the caption “Floating rate note payable” on the Statements of Assets and Liabilities. The Fund recorded imputed interest expense of approximately $27,000 for these investments based on an average interest rate of 2.61% for the six months ended August 31, 2009.

At August 31, 2009, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor” or “JPMIA”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

96   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 were as follows (amounts in thousands):

Arizona Municipal Bond Fund	$2
Michigan Municipal Bond Fund	1
Municipal Income Fund	17
Ohio Municipal Bond Fund	7
Short-Intermediate Municipal Bond Fund	26
Tax Free Bond Fund	7

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate effective rate of each Fund’s average daily net assets was as follows:

Arizona Municipal Bond Fund	0.11%
Michigan Municipal Bond Fund	0.11
Municipal Income Fund	0.11
Ohio Municipal Bond Fund	0.11
Short-Intermediate Municipal Bond Fund	0.10
Tax Free Bond Fund	0.11

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$ 58	$14
Michigan Municipal Bond Fund	27	9
Municipal Income Fund	32	10
Ohio Municipal Bond Fund	104	12
Short-Intermediate Municipal Bond Fund	17	11
Tax Free Bond Fund	141	19

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Class A	Class B	Class C	Institutional Class	Select Class
Short-Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%	0.10%	0.25%
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.30	1.30	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

Prior to June 29, 2009, the contractual expense limitations for Short-Intermediate Municipal Bond Fund were 0.80% and 0.55% for Class A and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Arizona Municipal Bond Fund	$ —	$ —	$ 95	$95	$ 2
Michigan Municipal Bond Fund	—	—	105	105	3
Municipal Income Fund	—	—	441	441	17
Ohio Municipal Bond Fund	—	—	119	119	3
Short-Intermediate Municipal Bond Fund	232	—	171	403	14
Tax Free Bond Fund	—	57	491	548	10

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Ohio Municipal Bond Fund	$ —	$ 1	$ 1
Short-Intermediate Municipal Bond Fund	3	—	3

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

98   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor will make a payment to the Arizona Municipal Bond Fund and Michigan Municipal Bond Fund of approximately $1,000 and $33,000, respectively, relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$14,132	$6,512
Michigan Municipal Bond Fund	1,044	27,078
Municipal Income Fund	100,659	157,507
Ohio Municipal Bond Fund	34,756	5,098
Short-Intermediate Municipal Bond Fund	367,446	80,394
Tax Free Bond Fund	47,092	80,442

During the six months ended August 31, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$153,734	$7,163	$306	$6,857
Michigan Municipal Bond Fund	170,107	6,710	1,035	5,675
Municipal Income Fund	1,201,896	24,490	18,539	5,951
Ohio Municipal Bond Fund	270,768	11,815	1,027	10,788
Short-Intermediate Municipal Bond Fund	810,004	12,725	3,416	9,309
Tax Free Bond Fund	736,426	47,020	5,948	41,072

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act.)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for all Funds. Significant shareholder transactions, if any, may impact the Funds’ performance.

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively.

These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of August 31, 2009, companies that insured greater than 20% of the total investments of the respective funds were as follows:

National Public Finance Guarantee Corp:
Ohio Municipal Bond Fund	21%
Tax Free Bond Fund	23
Financial Security Assurance:
Short-Intermediate Municipal Bond Fund	21

The concentration percentages presented above do not include insured bonds that have been pre-refunded as of August 31, 2009.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse

100   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposals to merge JPMorgan Tax Aware Enhanced Income Fund (“Tax Aware Enhanced Income Fund”) and JPMorgan Tax Aware Short-Intermediate Income Fund (“Tax Aware Short-Intermediate Income Fund”) (collectively, the “Target Funds”) and each a Fund of JPM I, into JPMorgan Short-Intermediate Municipal Bond Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Tax Aware Short-Intermediate Income Fund was approved by Tax Aware Short-Intermediate Income Funds’ shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Tax Aware Enhanced Income Fund was approved by Tax Aware Enhanced Income Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. The Acquiring Fund acquired all of the assets and liabilities of the Target Funds as shown in the table below. The merger transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Institutional Class and Select Class shareholders of Tax Aware Enhanced Income Fund and Institutional Class and Select Class shareholders of Tax Aware Short-Intermediate Income Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganizations.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Tax Aware Enhanced Income Fund
Class A	202	$ 1,989	$ 9.87	$ 93
Institutional Class	3,794	37,402	9.86
Select Class	1,934	19,086	9.87
Tax Aware Short-Intermediate Income Fund
Institutional Class	4,805	$ 46,656	$ 9.71	$ (165)
Select Class	16,690	162,004	9.71
Acquiring Fund
Short-Intermediate Municipal Bond Fund
Class A	12,498	$129,129	$10.33	$3,815
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	3	30	10.37
Select Class	26,373	273,310	10.36
Post Reorganization
Short-Intermediate Municipal Bond Fund
Class A	12,690	$131,117	$10.33	$3,743
Class B	190	1,985	10.43
Class C	3,262	33,980	10.42
Institutional Class	8,108	84,088	10.37
Select Class	43,847	454,400	10.36

Expenses related to the reorganization were incurred by the Target Funds. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

10. Subsequent Event Note

Management has evaluated all subsequent transactions and events after the balance sheet date through October 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   101

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual*	$1,000.00	$1,028.90	$4.50	0.88%
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class B
Actual*	1,000.00	1,025.20	7.71	1.51
Hypothetical*	1,000.00	1,017.59	7.68	1.51
Class C
Actual*	1,000.00	1,024.60	7.71	1.51
Hypothetical*	1,000.00	1,017.59	7.68	1.51
Select Class
Actual*	1,000.00	1,029.70	3.22	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63

Michigan Municipal Bond Fund
Class A
Actual*	1,000.00	1,028.00	4.50	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class B
Actual*	1,000.00	1,025.10	7.66	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class C
Actual*	1,000.00	1,025.60	7.66	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Select Class
Actual*	1,000.00	1,030.30	3.22	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63

102   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual*	$1,000.00	$1,039.70	$4.47	0.87%
Hypothetical*	1,000.00	1,020.82	4.43	0.87
Class B
Actual*	1,000.00	1,035.70	7.44	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Class C
Actual*	1,000.00	1,035.90	7.39	1.44
Hypothetical*	1,000.00	1,017.95	7.32	1.44
Select Class
Actual*	1,000.00	1,040.20	3.19	0.62
Hypothetical*	1,000.00	1,022.08	3.16	0.62

Ohio Municipal Bond Fund
Class A
Actual*	1,000.00	1,030.20	4.50	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class B
Actual*	1,000.00	1,027.70	7.62	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class C
Actual*	1,000.00	1,028.10	7.62	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Select Class
Actual*	1,000.00	1,031.60	3.23	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63

Short-Intermediate Municipal Bond Fund
Class A
Actual*	1,000.00	1,021.70	3.97	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Class B
Actual*	1,000.00	1,018.70	6.51	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Class C
Actual*	1,000.00	1,019.10	6.51	1.28
Hypothetical*	1,000.00	1,018.75	6.51	1.28
Institutional Class
Actual**	1,000.00	1,075.10	1.31	0.25
Hypothetical*	1,000.00	1,021.93	1.28	0.25
Select Class
Actual*	1,000.00	1,023.00	2.65	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Tax Free Bond Fund
Class A
Actual*	$1,000.00	$1,041.20	$3.86	0.75%
Hypothetical*	1,000.00	1,021.78	3.82	0.75
Class B
Actual*	1,000.00	1,037.60	7.40	1.44
Hypothetical*	1,000.00	1,017.34	7.32	1.44
Class C
Actual*	1,000.00	1,038.50	7.40	1.44
Hypothetical*	1,000.00	1,021.12	7.32	1.44
Select Class
Actual*	1,000.00	1,043.20	2.99	0.58
Hypothetical*	1,000.00	1,022.13	2.96	0.58

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the actual period). The Class commenced operations on June 19, 2009.

104   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s performance was in the second quintile for Class A shares and in the first quintile for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008,

106   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that the overall performance as needing enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Municipal Income Fund’s performance was in the third quintile for each period for Class A shares and in the third, third and second quintiles for the Select Class shares, respectively, for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s performance was in the second quintile for each period for the Class A shares and in the second, first and first quintiles for the Select Class shares, respectively, for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance was in the third, second and third quintiles for the Class A shares and in the second, second and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Free Bond Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class Shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Income Fund’s net advisory fee for both Class A Select Class shares were in the second quintile and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for Class A and Select Class shares were in the

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

third and second quintiles, respectively, and that the actual total expenses for the Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile and the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

108   J.P. MORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2009

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Funds. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268

William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244

Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

AUGUST 31, 2009        J.P. MORGAN MUNICIPAL BOND FUNDS   109

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-MUNIBOND-809

Semi-Annual Report

J.P. Morgan Money Market Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	24
Financial Highlights	30
Notes to Financial Statements	38
Schedule of Shareholder Expenses	44
Board Approval of Investment Advisory Agreements	46
Special Shareholder Meeting Results	49

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge
All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 8/31/2009	$1.2 Billion
Average Maturity	28 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.7%
2–7 days	75.1
8–30 days	2.4
31–60 days	2.1
61–90 days	0.4
91–180 days	3.3
181+ days	6.0

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.07)% and (0.07)% for E*Trade Shares, Morgan Shares and Service shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2009	$87.6 Million
Average Maturity	9 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	23.1%
2–7 days	68.9
8–30 days	3.4
31–60 days	4.6

7-DAY SEC YIELD (1)

Morgan Shares	0.00%
Premier Shares	0.03
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.12)%, (0.08)% and (0.11)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 8/31/2009	$1.8 Billion
Average Maturity	43 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	6.1%
2–7 days	75.1
8–30 days	0.2
31–60 days	1.3
61–90 days	0.2
91–180 days	6.3
181+ days	10.8

7-DAY SEC YIELD (1)

E*Trade Shares	0.01%
Morgan Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.03)%, (0.02)% and (0.02)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 8/31/2009	$73.8 Million
Average Maturity	13 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	11.3%
2–7 days	73.6
8–30 days	6.8
31–60 days	2.8
61–90 days	3.4
91–180 days	2.1
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	0.03%
Premier Shares	0.17
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.13)%, 0.02%, (0.15)% and (0.15)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

**	Percentages based on total value of investments as of August 31, 2009.
A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Annual Demand Notes — 1.2%
	California — 1.2%
9,000	California Infrastructure & Economic Development Bank, J. Paul, Series A-2, Rev., VRDO, 0.500%, 04/01/10	9,000
6,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VRDO, 3.000%, 04/01/10	6,127
	Total Annual Demand Notes (Cost $15,127)	15,127
Commercial Paper — 10.0%
	California — 10.0%
5,000	California Infrastructure & Economic Development Bank, Series 3-B, 0.250%, 09/02/09	5,000
13,750	California Pollution Control, 0.350%, 09/02/09	13,750
6,000	California State, 0.950%, 09/08/09	6,000
15,000	California Statewide Communities Development Authority, 0.450%, 09/02/09	15,000
5,000	Municipal Improvement Corp. of Los Angeles, 0.400%, 10/01/09	5,000
	San Diego County,
7,500	0.300%, 09/14/09	7,500
20,000	0.400%, 09/01/09	20,000
5,000	San Gabriel Valley Council of Governments, 0.350%, 09/02/09	5,000
	State of California,
10,000	0.950%, 09/03/09	10,000
16,650	1.000%, 09/08/09	16,650
19,010	1.150%, 09/02/09	19,010
	Total Commercial Paper (Cost $122,910)	122,910
Daily Demand Notes — 9.1%
	California — 9.1%
1,000	California Health Facilities Financing Authority, Hospital Adventist, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	1,000
11,400	California Housing Finance Agency, Home Mortgage, Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	11,400
	California Housing Finance Agency, Multi-Family Housing,
6,965	Series A, Rev., VRDO, 0.100%, 09/01/09	6,965
14,955	Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	14,955
13,345	Series C, Rev., VRDO, AMT, 1.900%, 09/01/09	13,345
4,000	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	4,000
1,800	California Infrastructure & Economic Development Bank, Orange County Performing, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	1,800
4,500	California Pollution Control Financing Authority, Exxon Mobil Project, Rev., VRDO, 0.060%, 09/01/09	4,500
11,350	California State Department of Water Resources, Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 0.150%, 09/01/09	11,350
10,000	California State Department of Water Resources, Power Supply, Subseries I-2, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.100%, 09/01/09	10,000
5,300	California Statewide Communities Development Authority, Rady Children’s Hospital, Series B, Rev., VRDO, LOC: Bank of The West, 0.110%, 09/01/09	5,300
1,000	City of Irvine, Improvement Bond Act of 1915, No. 07-22, Special Assessment, Series A, Rev., VRDO, LOC: KBC Bank N.V., 0.100%, 09/01/09	1,000
3,600	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und, 0.100%, 09/01/09	3,600
	Irvine Ranch Water District,
4,200	Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.080%, 09/01/09	4,200
9,100	Series A, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 09/01/09	9,100
800	Irvine Ranch Water District, Improvement District No 282, Series A, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.110%, 09/01/09	800
3,700	Metropolitan Water District of Southern California, Series C-2, Rev., VRDO, 0.080%, 09/01/09	3,700
2,400	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	2,400
2,100	University of California Regents Medical Center, Series B-1, Rev., VRDO, 0.120%, 09/01/09	2,100
	Total Daily Demand Notes (Cost $111,515)	111,515
Municipal Bonds — 7.5%
	California — 7.5%
8,435	California Educational Facilities Authority, Capital Appreciation, Loyola Marymount, Rev., NATL-RE, Zero Coupon, 10/01/09 (p)	2,720

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	California — Continued
6,500	California Health Facilities Financing Authority, Stanford Hospital, Series A-1, Rev., VRDO, 0.550%, 06/16/10	6,500
7,500	Orange County Sanitation District, Series C, COP, RAN, 2.500%, 12/10/09	7,531
1,000	Riverside County Transportation Commission, Sales Tax Revenue Ltd., Series A-2, Rev., VRDO, 4.000%, 12/01/09	1,008
5,000	San Bernardino County Housing Authority, TRAN, 2.000%, 06/30/10	5,066
15,000	San Diego California, Series C, Rev., TRAN, 2.000%, 04/30/10	15,144
	San Francisco City & County Airports Commission,
10,000	Series A, Rev., Zero Coupon, 09/03/09 (w)	10,000
7,635	Series B, Rev., VAR, AMT, 3.000%, 12/01/09	7,663
10,000	Series B, Rev., Zero Coupon, 09/03/09 (w)	10,000
5,000	San Francisco City & County Unified School District, GO, TRAN, 3.000%, 11/25/09	5,024
1,490	San Mateo County Transportation District, Series A, Rev., 3.000%, 06/01/10	1,513
10,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	10,037
5,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	5,036
5,675	Walnut Energy Center Authority, Series A, Rev., VRDO, 1.500%, 06/08/10	5,712
	Total Municipal Bonds (Cost $92,954)	92,954
Weekly Demand Notes — 72.5%
	California — 72.4%
1,900	Abag Finance Authority for Nonprofit Corps. Housing, Amber Court Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.239%, 09/03/09 (m)	1,900
1,100	Abag Finance Authority for Nonprofit Corps. Housing, Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09 (m)	1,100
6,000	Abag Finance Authority for Nonprofit Corps. Housing, California Hill Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.419%, 09/02/09 (m)	6,000
1,950	Abag Finance Authority for Nonprofit Corps. Housing, Eastridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.349%, 09/03/09 (m)	1,950
7,100	Abag Finance Authority for Nonprofit Corps. Housing, Jewish Community Center, Orange Project, Rev., VRDO, LOC: Bank of America N.A., 0.210%, 09/03/09 (m)	7,100
900	Affordable Housing Agency, Multi-Family Housing, Westridge Hilltop, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09 (m)	900
285	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, COP, VRDO, LOC: Bank of Nova Scotia, 0.250%, 09/03/09 (m)	285
	Austin Trust Various States,
5,000	Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	5,000
4,200	Series 2008-1065, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	4,200
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America N.A., 0.539%, 09/03/09	1,535
3,180	Series 2008-1134, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	3,180
2,680	Series 2008-1138, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	2,680
5,000	Series 2008-1167, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	5,000
8,680	Series 2008-3301, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09 (m)	8,680
2,040	Series 2008-3312, GO, VRDO, FSA-CR, NATL-RE, LIQ: Bank of America N.A., 0.520%, 09/03/09	2,040
2,800	Series 2008-3501, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	2,800
6,050	Series 2008-3014X, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	6,050
6,665	Series 2008-3039X, GO, VRDO, FSA, LIQ: Bank of America N.A., 0.490%, 09/03/09	6,665
	Barclays Capital Municipal Trust Receipts,
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.290%, 09/03/09 (e)	3,750
3,750	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.340%, 09/03/09 (e)	3,750
5,200	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.340%, 09/03/09 (e)	5,200
25,600	Bay Area Toll Authority, Toll Bridge, Series A, Rev., VRDO, 0.450%, 09/03/09	25,600
1,220	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.249%, 09/03/09	1,220

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,900	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.419%, 09/02/09	1,900
11,390	California Educational Facilities Authority, Series ROCS-RR-II-R-9297, Rev., VRDO, LIQ: Citigroup Financial Products, 0.290%, 09/03/09 (e)	11,390
5,850	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.230%, 09/03/09	5,850
8,500	California Health Facilities Financing Authority, Catholic Health Care West, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/03/09	8,500
2,800	California Health Facilities Financing Authority, Scripps Health, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/03/09	2,800
	California Health Facilities Financing Authority, Stanford Hospital,
3,800	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.239%, 09/03/09	3,800
8,600	Series D, Rev., VRDO, FSA, 0.650%, 09/02/09	8,600
6,325	California Housing Finance Agency, Multi-Family Housing, Montecito Village, Series B, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.230%, 09/03/09	6,325
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 0.419%, 09/03/09	1,000
5,270	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of California N.A., 0.500%, 09/03/09	5,270
4,040	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.349%, 09/03/09	4,040
5,130	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/03/09	5,130
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 0.239%, 09/03/09	7,000
	California Pollution Control Financing Authority, Resource Recovery, Wadham Energy,
1,700	Series B, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/02/09	1,700
2,500	Series C, Rev., VRDO, LOC: BNP Paribas, 0.290%, 09/02/09	2,500
3,100	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.330%, 09/02/09	3,100
4,500	California Pollution Control Financing Authority, Waste Connections, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/02/09	4,500
12,605	California State Department of Water Resources, Series 2705, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	12,605
8,350	California State Department of Water Resources, Power Supply, Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.230%, 09/02/09	8,350
4,500	California Statewide Communities Development Authority, Del Mesa Farms Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.349%, 09/03/09	4,500
2,720	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	2,720
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.649%, 09/02/09	650
1,050	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.649%, 09/02/09	1,050
1,240	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers’ Retirement, 0.649%, 09/02/09	1,240
1,345	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.649%, 09/02/09	1,345
	California Statewide Communities Development Authority, Kaiser Permanente,
10,000	Series A, Rev., VRDO, 0.150%, 09/02/09	10,000
12,800	Series D, Rev., VRDO, 0.150%, 09/02/09	12,800
10,000	California Statewide Communities Development Authority, MERLOTS, Series E, COP, VRDO, FSA, 0.249%, 09/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	1,200
3,070	California Statewide Communities Development Authority, Multi-Family Housing, Crossings Madera, Series B, Rev., VRDO, LOC: Citibank N.A., 0.370%, 09/03/09	3,070
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.279%, 09/02/09	2,000
4,000	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.310%, 09/03/09	4,000
15,000	City of Chula Vista, IDR, Series A, Rev., VRDO, 0.180%, 09/03/09	15,000
9,415	City of Fremont, Capital Improvement Financing Project, COP, VRDO, LOC: Scotiabank, 0.249%, 09/03/09	9,415
5,465	City of Fremont, Family Residence Center Financing Project, COP, VRDO, LOC: KBC Bank N.V., 0.249%, 09/03/09	5,465
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 0.230%, 09/03/09	2,105
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.239%, 09/03/09	3,600
2,200	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.249%, 09/02/09	2,200
9,445	City of Los Angeles, Multi-Family Housing, Series PT-3700, Rev., VRDO, 0.609%, 09/03/09	9,445
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	4,000
29,035	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Helaba, 0.420%, 09/03/09	29,035
6,575	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.499%, 09/02/09	6,575
10,000	City of Pleasanton, Assisted Living Facility Financing, Rev., VRDO, LOC: Citibank N.A., 0.240%, 09/02/09	10,000
5,000	City of Richmond, Wastewater Systems, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.270%, 09/03/09	5,000
7,480	City of San Jose, Series 760, GO, VRDO, NATL-RE, LIQ: Morgan Stanley Dean Witter, 0.310%, 09/03/09	7,480
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/02/09	800
2,340	City of Tracy, Multi-Family Housing, Sycamore, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.209%, 09/03/09	2,340
2,200	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	2,200
	Deutsche Bank Spears/Lifers Trust Various States,
3,925	Series DB-413, Rev., VRDO, AMBAC, 0.470%, 09/03/09	3,925
21,280	Series DB-422, GO, VRDO, FSA, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank A.G., 0.310%, 09/03/09	21,280
10,000	East Bay Municipal Utility District, Wastewater System, Series B-2, Class B, Rev., VRDO, 0.350%, 09/03/09	10,000
8,300	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.270%, 09/03/09	8,300
7,100	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	7,100
10,630	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, VRDO, TRAN, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	10,630
7,190	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-0031, VRDO, TRAN, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.270%, 09/03/09	7,190
2,530	Golden State Tobacco Securitization Corp., Series 1271, Rev., VRDO, AMBAC-TCRS, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	2,530
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.400%, 09/02/09	490

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
20,000	Inland Valley Development Agency, Tax Allocation, VRDO, LOC: Union Bank of California N.A., 0.249%, 09/02/09	20,000
	Irvine Ranch Water District,
33,475	COP, VRDO, 0.499%, 09/02/09	33,475
15,000	Series B, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.600%, 09/03/09	15,000
2,830	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.250%, 09/02/09	2,830
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	1,070
5,565	Los Angeles Community Redevelopment Agency, Promenade Towers Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.209%, 09/03/09	5,565
2,000	Los Angeles Community Redevelopment Agency, Rental, Academy Village Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.279%, 09/03/09	2,000
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.209%, 09/03/09	3,740
6,500	Los Angeles Department of Water & Power, Subseries A-7, Rev., VRDO, 0.239%, 09/03/09	6,500
6,200	Los Angeles Housing Authority, Multi-Family Housing, Canyon Country Villas Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.210%, 09/03/09	6,200
6,820	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LIQ: Bank of America N.A., LOC: Bank of America N.A., 0.990%, 09/03/09	6,820
	Metropolitan Water District of Southern California,
4,485	Series 2740, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	4,485
7,800	Series A-2, Class A, Rev., VRDO, 0.550%, 09/03/09	7,800
15,700	Northern California Gas Authority No. 1, Series 98, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.340%, 09/03/09	15,700
6,365	Northern California Transmission Agency, Rev., VRDO, FSA, 0.700%, 09/03/09	6,365
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09	985
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.239%, 09/03/09	900
2,200	Orange County, WLCO LF, Series 3, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,200
20,550	Palomar Pomerado Health, Series 2234, GO, VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.230%, 09/03/09	20,550
	Puttable Floating Option Tax-Exempt Receipts,
9,965	Rev., VRDO, FHLMC, LIQ: FHLMC, 0.610%, 09/02/09	9,965
19,975	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und, 0.380%, 09/02/09	19,975
13,850	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.459%, 09/03/09	13,850
9,990	Rancho Santiago Community College District, MERLOTS, Series B24, GO, VRDO, FSA, 0.249%, 09/02/09	9,990
13,740	RBC Municipal Products, Inc. Trust, Series E-5, Tax Allocation, VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.340%, 09/03/09	13,740
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.239%, 09/03/09	4,000
4,400	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: Citibank N.A., 0.370%, 09/03/09	4,400
3,200	Sacramento County Housing Authority, Multi-Family Housing, Stonebridge Apartments, Series D, Rev., VRDO, 0.200%, 09/03/09	3,200
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 0.209%, 09/03/09	3,020
2,200	San Bernardino County Housing Authority, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/03/09	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
800	San Bernardino County Housing Authority, Multi-Family Housing, Somerset Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.270%, 09/03/09	800
9,360	San Diego Community College District, Series ROCS-RR-II-R-11774, GO, VRDO, FSA, LIQ: Citibank N.A., 0.389%, 09/03/09 (e)	9,360
9,900	San Diego Community College District, EAGLE, Series 2006-0042, Class A, GO, VRDO, FSA, LIQ: Citibank N.A., 0.389%, 09/03/09	9,900
1,700	San Diego Housing Authority, Multi-Family Housing, Villa Nueva Apartments, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/03/09	1,700
19,995	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.450%, 09/03/09	19,995
17,830	San Mateo County Community College District, Series ROCS-RR-II-R-12120, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	17,830
1,325	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.220%, 09/03/09	1,325
4,282	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 0.349%, 09/03/09	4,282
12,500	Santa Clara Valley Transportation Authority, Sales Tax Secured, Series C, Rev., VRDO, 0.249%, 09/03/09	12,500
31,330	State of California, MERLOTS, Series B-45, GO, VRDO, 0.470%, 09/03/09	31,330
3,900	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.349%, 09/03/09	3,900
	University of California,
4,495	Series 1119, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.310%, 09/03/09	4,495
10,615	Series 1274, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	10,615
42,980	Series 2902, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.310%, 09/03/09	42,980
15,330	Wells Fargo Stage Trust, Series 56C, GO, VRDO, LIQ: Wells Fargo & Company, 0.250%, 09/03/09 (e)	15,330
		891,932
	Puerto Rico — 0.1%
1,555	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	1,555

	Total Weekly Demand Notes (Cost $893,487)	893,487
	Total Investments — 100.3% (Cost $1,235,993)*	1,235,993
	Liabilities in Excess of Other Assets — (0.3)%	(3,442)
	NET ASSETS — 100.0%	$1,232,551

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.6% (n)
4,000	Michigan State Housing Development Authority, Series 88-A, 0.500%, 10/26/09 (Cost $4,000)	4,000
Daily Demand Notes — 23.1%
	Michigan — 23.1%
6,600	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	6,600
900	Michigan State Housing Development Authority, Series A, Rev., VRDO, FSA, 0.280%, 09/01/09	900
7,495	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.400%, 09/01/09	7,495
3,610	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.320%, 09/01/09	3,610
200	University of Michigan, Series A, Rev., VRDO, 0.100%, 09/01/09	200
1,400	University of Michigan, Hospital, Series A, Rev., VRDO, 0.180%, 09/01/09	1,400
	Total Daily Demand Notes (Cost $20,205)	20,205
Municipal Bond — 3.4%
	Michigan — 3.4%
3,000	State of Michigan, Series B, GO, 3.000%, 09/30/09 (Cost $3,003)	3,003
Weekly Demand Notes — 68.8%
	Michigan — 68.8%
550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.640%, 09/03/09	550
2,995	City of Detroit School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 1.250%, 09/03/09	2,995
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	1,000
2,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.310%, 09/03/09	2,000
800	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.280%, 09/02/09	800
1,000	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringer, 0.220%, 09/03/09	1,000
1,000	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York, 0.300%, 09/02/09	1,000
2,480	Michigan State Hospital Finance Authority, Series 1308, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	2,480
	Michigan State Housing Development Authority,
1,500	Series C, Rev., FSA, LIQ: Dexia Credit Local, 1.000%, 09/02/09	1,500
450	Series D, Rev., VRDO, AMT, 0.360%, 09/02/09	450
1,300	Series D, Rev., VRDO, AMT, 0.460%, 09/02/09	1,300
2,150	Series E, Rev., VRDO, AMT, 0.450%, 09/02/09	2,150
2,690	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	2,690
1,400	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,400
400	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.250%, 09/02/09	400
255	Michigan State University, Series B, Rev., VRDO, 0.170%, 09/02/09	255
885	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.630%, 09/02/09	885
1,900	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	1,900
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: National City Bank, 0.810%, 09/03/09	1,000
2,400	Michigan Strategic Fund, Behr Systems, Inc. Project, Rev., VRDO, LOC: National City Bank, 0.660%, 09/02/09	2,400
600	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 0.620%, 09/02/09	600
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.330%, 09/02/09	1,000
890	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.630%, 09/02/09	890

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
820	Michigan Strategic Fund, Dou-Form Acquisition Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.720%, 09/02/09	820
1,590	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 09/02/09	1,590
744	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank New York, 0.330%, 09/02/09	744
800	Michigan Strategic Fund, JG Kern Enterprises, Inc., Series J, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	800
600	Michigan Strategic Fund, Limited Obligation, NSS Technologies Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.630%, 09/02/09	600
650	Michigan Strategic Fund, Limited Obligation, Sur-Flo Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	650
1,150	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: National City Bank, 0.710%, 09/02/09	1,150
365	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	365
2,170	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 0.630%, 09/02/09	2,170
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.580%, 09/02/09	1,820
2,815	Michigan Strategic Fund, Waterfront, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 0.360%, 09/03/09	2,815
375	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringer, 0.220%, 09/03/09	375
1,990	Oakland County EDC, A&M Label Project, Rev., VRDO, LOC: National City Bank, 0.660%, 09/03/09	1,990
2,300	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 0.630%, 09/02/09	2,300
	RBC Municipal Products, Inc. Trust, Floater Certificates,
3,300	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	3,300
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/03/09	5,950
2,250	Wayne County Airport Authority, Detroit Metropolitan, Series C3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.350%, 09/03/09	2,250
	Total Weekly Demand Notes (Cost $60,334)	60,334
	Total Investments — 99.9% (Cost $87,542)*	87,542
	Other Assets in Excess of Liabilities — 0.1%	89
	NET ASSETS — 100.0%	$87,631

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 2.0% (n)
	New York — 2.0%
13,090	Port Authority of New York & New Jersey, 0.750%, 09/03/09	13,090
23,000	Westchester County Health Care Corp., 1.650%, 10/09/09	23,000
	Total Commercial Paper (Cost $36,090)	36,090
Daily Demand Notes — 6.1%
	New York — 6.1%
6,840	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.120%, 09/01/09	6,840
24,285	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 09/01/09	24,285
2,900	Metropolitan Transportation Authority, Series G, Rev., VRDO, LOC: BNP Paribas, 0.110%, 09/01/09	2,900
	New York City,
2,900	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.100%, 09/01/09	2,900
4,800	Series I, Subseries I-5, GO, VRDO, LOC: California Public Employee Retirement, 0.090%, 09/01/09	4,800
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.120%, 09/01/09	800
1,400	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 09/01/09	1,400
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 0.120%, 09/01/09	830
1,750	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.160%, 09/01/09	1,750
3,800	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	3,800
6,200	Subseries J-4, GO, VRDO, 0.120%, 09/01/09	6,200
10,190	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 0.140%, 09/01/09	10,190
3,050	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	3,050
	New York City Municipal Water Finance Authority,
9,420	Series F, Subseries F-2, Rev., VRDO, 0.150%, 09/01/09	9,420
200	Subseries B-3, Rev., VRDO, 0.120%, 09/01/09	200
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
5,200	Series BB-2, Rev., VRDO, 0.110%, 09/01/09	5,200
1,900	Series CC-1, Rev., VRDO, 0.120%, 09/01/09	1,900
4,400	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.210%, 09/01/09	4,400
	New York City Transitional Finance Authority, Future Tax Secured,
900	Series B, Rev., VRDO, 0.120%, 09/01/09	900
4,000	Subseries C-2, Rev., VRDO, 0.120%, 09/01/09	4,000
3,010	Subseries C-4, Rev., VRDO, 0.150%, 09/01/09	3,010
200	Subseries C-5, Rev., VRDO, 0.110%, 09/01/09	200
3,400	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 09/01/09	3,400
1,800	New York City Trust for Cultural Resources, Lincoln Center, Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	1,800
685	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.150%, 09/01/09	685
4,600	New York State Environmental Facilities Corp., Series A, Rev., VRDO, 0.110%, 09/01/09	4,600
	Total Daily Demand Notes (Cost $109,460)	109,460
Municipal Bonds — 17.5%
	New York — 17.5%
8,890	Adirondack Central School District, GO, BAN, 2.500%, 03/05/10	8,912
10,000	Amsterdam Enlarged City School District, GO, BAN, 2.000%, 06/25/10	10,047
6,960	Belfast Central School District, GO, BAN, 2.500%, 05/18/10	6,990
9,500	Binghamton City School District, GO, RAN, 2.000%, 01/15/10	9,527
	Board of Cooperative Educational Services for the Sole Supervisory District,
10,500	Rev., RAN, 1.750%, 06/17/10	10,525
6,200	Rev., RAN, 2.000%, 06/18/10	6,236
6,900	Board of Cooperative Educational Services Second Supervisory District, Westchester County, Rev., RAN, 2.000%, 06/30/10	6,920
29,337	City of Albany, GO, BAN, 1.250%, 07/09/10	29,506
12,453	City of Auburn, GO, BAN, 1.500%, 06/04/10	12,480
10,000	City of Binghamton, GO, BAN, 2.250%, 02/05/10	10,032
5,465	City of Chittenango, GO, BAN, 2.000%, 12/01/09	5,481

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — Continued
	New York — Continued
11,117	City of Geneva, GO, BAN, 2.000%, 05/20/10	11,165
13,705	City of Schenectady, GO, BAN, 1.750%, 05/21/10	13,758
1,632	City of Syracuse, Airport, Series A, GO, BAN, 1.750%, 06/18/10	1,637
8,530	City of White Plains, GO, BAN, 2.000%, 01/21/10	8,553
5,730	East Rochester Union Free School District, GO, BAN, 2.500%, 04/02/10	5,753
4,369	East Syracuse-Minoa Central School District, GO, BAN, 1.750%, 05/21/10	4,386
	Elmira City School District,
13,917	GO, BAN, 2.000%, 01/15/10	13,951
7,880	Series D, GO, BAN, 2.000%, 03/18/10	7,895
13,400	Granville Central School District, GO, BAN, 2.250%, 02/26/10	13,428
3,455	Hamburg Village, GO, BAN, 2.250%, 02/04/10	3,462
9,975	Honeoye Falls-Lima Central School District, GO, BAN, 2.250%, 12/17/09	9,993
7,830	Hoosick Falls Central School District, GO, BAN, 2.000%, 04/02/10	7,841
9,040	Johnson City Central School District, GO, BAN, 2.000%, 04/22/10	9,066
6,500	Little Falls City School District, GO, BAN, 2.000%, 04/21/10	6,514
8,600	Marlboro Central School District, School Building, GO, BAN, 3.250%, 12/17/09	8,618
14,467	Phoenix Central School District, GO, BAN, 2.000%, 12/18/09	14,495
3,398	Pine Valley Central School District of South Dayton, GO, BAN, 2.500%, 03/04/10	3,405
5,622	Sherman Central School District, GO, BAN, 1.625%, 12/01/09	5,632
9,000	South Jefferson Central School District, GO, BAN, 1.750%, 07/02/10	9,024
11,100	Tompkins County, GO, BAN, 1.750%, 01/08/10	11,126
6,740	Town of Islip, Erosion Control, GO, BAN, 2.000%, 12/17/09	6,756
3,565	Town of Poughkeepsie, Series A, GO, BAN, 1.750%, 09/15/09	3,566
4,330	Town of Wallkill, Series A, GO, BAN, 2.000%, 01/22/10	4,341
1,850	Tully Central School District, GO, BAN, 2.500%, 05/07/10	1,859
4,500	Village of East Aurora, GO, BAN, 2.000%, 04/01/10	4,506
3,583	Village of Ossining, GO, BAN, 4.000%, 11/25/09	3,598
5,210	Westmoreland Central School District, GO, BAN, 1.500%, 12/01/09	5,214
	Total Municipal Bonds (Cost $316,198)	316,198
Weekly Demand Notes — 74.3%
	New York — 74.3%
8,020	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 0.410%, 09/02/09	8,020
6,645	Albany Industrial Development Agency, Albany College Pharmacy, Series 2004, Class B, Rev., VRDO, LOC: TD Bank N.A., 0.240%, 09/02/09	6,645
	Austin Trust Various States,
650	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	650
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.640%, 09/03/09	8,955
4,750	Series 2008-3006X, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.640%, 09/03/09	4,750
15,775	Dutchess County IDA, Marist College Civic Facilities, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.200%, 09/02/09	15,775
9,705	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.250%, 09/03/09	9,705
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/03/09	230
2,450	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/02/09	2,450
8,180	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.250%, 09/03/09	8,180
1,845	Franklin County IDA, Trudeau Institute, Inc. Project, Rev., VRDO, LOC: Fleet National Bank, 0.220%, 09/02/09	1,845
7,125	Long Island Power Authority, Electric Systems, Series J, Rev., VRDO, FSA, 0.480%, 09/02/09	7,125
11,000	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.440%, 09/03/09	11,000
	Metropolitan Transportation Authority,
15,400	Series A, Rev., VRDO, FSA, 0.600%, 09/02/09	15,400
25,000	Series B, Rev., VRDO, FSA, 0.550%, 09/02/09	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
11,385	Series ROCS-RR-II-R-12299, Rev., VRDO, BHAC-CR, MBIA, 0.290%, 09/03/09 (e)	11,385
1,600	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 09/02/09	1,600
33,100	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.190%, 09/02/09	33,100
2,200	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.240%, 09/02/09	2,200
	Nassau County,
14,000	Series A, GO, VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	14,000
10,000	Series B, GO, VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	10,000
17,500	Nassau County Interim Finance Authority, Sales Tax Secured, Series E, Rev., VRDO, LIQ: BNP Paribas, 0.180%, 09/02/09	17,500
	New York City,
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	2,000
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	3,800
15,400	Series H, Subseries H-4, GO, VRDO, AMBAC, 0.200%, 09/02/09	15,400
1,300	Series H, Subseries H-6, GO, VRDO, NATL-RE, 0.950%, 09/02/09	1,300
7,400	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	7,400
16,500	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.150%, 09/02/09	16,500
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	6,800
5,400	Subseries A-6, GO, VRDO, LOC: Helaba, 0.200%, 09/02/09	5,400
17,200	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 09/02/09	17,200
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	3,550
22,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	22,800
15,750	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.170%, 09/02/09	15,750
795	Subseries C-5, GO, VRDO, LOC: Bank of New York, 0.170%, 09/02/09	795
17,550	Subseries D-3, GO, VRDO, 0.170%, 09/02/09	17,550
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 0.240%, 09/02/09	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	4,000
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	3,145
11,530	Subseries H-2, GO, VRDO, LOC: Bank of New York, 0.170%, 09/02/09	11,530
17,915	Subseries H-3, GO, VRDO, LOC: Bank of New York, 0.200%, 09/02/09	17,915
34,925	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.700%, 09/02/09	34,925
6,530	Subseries J-10, GO, VRDO, 0.160%, 09/02/09	6,530
14,150	Subseries J-11, GO, VRDO, 0.250%, 09/02/09	14,150
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	2,125
10,100	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,100
11,400	New York City Health & Hospital Corp., Health Systems, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.200%, 09/02/09	11,400
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	6,900
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,400
10,000	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	10,000
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	5,000
15,000	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.170%, 09/02/09	15,000
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.170%, 09/02/09	17,000
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	2,970
15,000	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
5,700	New York City Housing Development Corp., Multi-Family Housing, Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	5,700
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	3,200
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	13,600
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	200
5,000	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.250%, 09/02/09	5,000
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	4,760
7,840	New York City Housing Development Corp., Multi-Family Housing, Peter Cintron Apartments, Series C, Rev., VRDO, LOC: FNMA, 0.280%, 09/02/09	7,840
10,500	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,500
300	New York City Housing Development Corp., Multi-Family Housing, Tribeca Tower, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.400%, 09/02/09	300
3,300	New York City Housing Development Corp., Multi-Family Housing, West 43rd Street Development, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,300
4,470	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.200%, 09/02/09	4,470
10,395	New York City Industrial Development Agency, Center for Jewish History Project, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,395
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 09/03/09	9,000
17,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 09/03/09	17,600
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	580
4,600	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.200%, 09/02/09	4,600
380	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 0.550%, 09/03/09	380
	New York City Transitional Finance Authority,
22,135	Series 1, Subseries 1-E, Rev., VRDO, LIQ: Bayerische Landesbank, 0.180%, 09/07/09	22,135
9,900	Series 2006-0145, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	9,900
9,900	Series ROCS-RR-II-R-11420, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09	9,900
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.200%, 09/02/09	8,470
1,100	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	1,100
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 0.150%, 09/02/09	600
4,175	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-D, Rev., VRDO, 0.450%, 09/07/09	4,175
800	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 0.250%, 09/02/09	800
	New York Liberty Development Corp.,
5,000	Series 1207, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	5,000
7,914	Series 1251, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	7,914
55,460	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	55,460
19,080	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	19,080
	New York Local Government Assistance Corp.,
950	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.450%, 09/02/09	950

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
14,000	Series D, Rev., VRDO, LOC: Societe Generale, 0.180%, 09/02/09	14,000
10,150	Series F, Rev., VRDO, LOC: Societe Generale, 0.150%, 09/02/09	10,150
8,100	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	8,100
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.480%, 09/02/09	120
7,750	New York Mortgage Agency, Series ROCS-RR-II-R-11708, Rev., VRDO, LIQ: Citibank N.A., 0.410%, 09/03/09 (e)	7,750
13,020	New York State Dormitory Authority, Series ROCS-RR-II-4122, Rev., VRDO, LIQ: Citigroup Financial Products, 0.290%, 09/03/09 (e)	13,020
10,000	New York State Dormitory Authority, City University Construction, Series 2008-C, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	10,000
15,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	15,680
	New York State Dormitory Authority, Mental Health Services,
11,900	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	11,900
12,000	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	12,000
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	5,805
3,855	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 09/02/09	3,855
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.100%, 09/02/09	7,000
3,445	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.300%, 09/02/09	3,445
11,065	New York State Environmental Facilities Corp., Series DCL-043, Rev., VRDO, LIQ: Dexia Bank, 1.250%, 09/03/09 (e)	11,065
21,345	New York State Environmental Facilities Corp., MERLOTS, Series B-20, Rev., VRDO, 0.270%, 09/02/09	21,345
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	2,000
6,200	Series E, Rev., VRDO, LOC: BNP Paribas, 0.220%, 09/02/09	6,200
16,100	Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.250%, 09/02/09	16,100
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	700
	New York State Housing Finance Agency, 101 West End,
1,150	Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	1,150
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/02/09	8,600
10,000	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	10,000
	New York State Housing Finance Agency, 150 East 44th Street,
3,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	3,000
4,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	4,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.280%, 09/02/09	2,000
8,400	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.290%, 09/02/09	8,400
	New York State Housing Finance Agency, 345 East 94th Street Housing,
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.240%, 09/02/09	13,100
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.260%, 09/02/09	9,400
6,400	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 09/02/09	6,400
	New York State Housing Finance Agency, 360 West 43rd Street,
5,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,000
6,050	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	6,050
29,500	New York State Housing Finance Agency, 42nd & 10th Street, Series A, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.330%, 09/02/09	29,500

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
400	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.400%, 09/02/09	400
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	2,700
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	4,400
3,750	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,750
4,085	New York State Housing Finance Agency, Clarkston Maplewood Housing, Series 2009, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	4,085
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	1,150
10,000	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.250%, 09/02/09	10,000
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Second Mortgage, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.280%, 09/02/09	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.230%, 09/02/09	3,300
5,005	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	5,005
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.320%, 09/02/09	3,820
	New York State Housing Finance Agency, Theater Row,
10,000	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	10,000
3,500	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	3,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,400
17,185	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.250%, 09/02/09	17,185
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/02/09	6,700
8,800	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	8,800
4,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	4,500
5,700	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/02/09	5,700
5,700	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,700
7,200	New York State Urban Development Corp., Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.240%, 09/03/09	7,200
	New York State Urban Development Corp., Various State Facilities,
5,000	Series 2004, Rev., VRDO, 0.300%, 09/02/09	5,000
21,165	Series AC3, Rev., VRDO, 0.300%, 09/02/09	21,165
2,595	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 0.550%, 09/02/09	2,595
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 0.450%, 09/02/09	6,820
1,475	Oneida County IDA, Industrial Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 0.550%, 09/02/09	1,475
3,820	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 0.420%, 09/02/09	3,820

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
9,665	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770, Rev., VRDO, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	9,665
5,000	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.370%, 09/07/09 (e)	5,000
3,395	Rockland County IDA, Jawonio, Inc., Project, Rev., VRDO, LOC: TD Bank N.A., 0.250%, 09/02/09	3,395
5,670	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 0.250%, 09/02/09	5,670
	Triborough Bridge & Tunnel Authority,
155	Series A, Rev., VRDO, 0.550%, 09/02/09	155
13,800	Subseries B-3, Rev., VRDO, 0.270%, 09/02/09	13,800
2,690	Subseries B-4, Rev., VRDO, 0.400%, 09/02/09	2,690
25,100	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	25,100
3,800	Trust for Cultural Resources, WNYC Radio, Inc., Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 09/02/09	3,800
500	Westchester County IDA, Banksville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 0.300%, 09/02/09	500
4,020	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 0.250%, 09/03/09	4,020
3,685	Westchester County IDA, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 0.250%, 09/02/09	3,685
	Total Weekly Demand Notes (Cost $1,341,594)	1,341,594
	Total Investments — 99.9% (Cost $1,803,342)*	1,803,342
	Other Assets in Excess of Liabilities — 0.1%	2,438
	NET ASSETS — 100.0%	$1,805,780

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 11.2%
	Ohio — 11.2%
500	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	500
500	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	500
500	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.200%, 09/01/09	500
3,600	State of Ohio, Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.190%, 09/01/09	3,600
3,200	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 09/01/09	3,200
	Total Daily Demand Notes (Cost $8,300)	8,300
Municipal Bonds — 15.1%
	Ohio — 15.1%
1,000	Fremont City School District, School Construction, GO, 2.750%, 09/23/09	1,000
1,500	Genoa Area Local School District, School Facilities, Construction and Improvements, GO, 3.125%, 09/22/09	1,501
1,520	North Baltimore Local School District, School Improvement, BAN, 3.000%, 12/10/09	1,523
2,100	State of Ohio, Cultural & Sports Capital Facilities, Series B, Rev., 3.500%, 10/01/09	2,104
2,500	Switzerland Local School District, GO, BAN, 2.900%, 11/17/09	2,505
2,500	Western Reserve Local School District, GO, BAN, 3.000%, 09/30/09	2,501
	Total Municipal Bonds (Cost $11,134)	11,134
Weekly Demand Notes — 73.3%
	Ohio — 73.3%
5,000	Austin Trust Various States, Series 2008-3310, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.540%, 09/03/09	5,000
1,500	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	1,500
700	Columbus Regional Airport Authority, Capital Funding, OASBO Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	700
675	Columbus Regional Airport Authority, OASBO Expanded Asset, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	675
1,155	Columbus Regional Airport Authority, Pooled Financing Program, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	1,155
	Deutsche Bank Spears/Lifers Trust Various States,
940	Series 289, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	940
120	Series 570, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	120
3,570	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	3,570
3,400	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.400%, 09/02/09	3,400
	Montgomery County, Catholic Health,
2,600	Series B, Rev., VRDO, 0.320%, 09/02/09	2,600
600	Series B-2, Rev., VRDO, 0.290%, 09/02/09	600
455	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate, Series B, Rev., VRDO, LOC: FHLB, 0.650%, 09/02/09	455
3,800	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.310%, 09/02/09	3,800
2,165	Ohio Housing Finance Agency, MERLOTS, Series A10, Rev., VRDO, GNMA/FNMA, LIQ: Bank of New York, 0.370%, 09/02/09	2,165
	Ohio Housing Finance Agency, Residential Mortgage Backed,
1,000	Series B, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	1,000
755	Series B2, Rev., VRDO, AMT, LIQ: KBC Bank N.V., 0.350%, 09/02/09	755
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 0.360%, 09/02/09	1,400
1,000	Series H, Rev., VRDO, AMT, GNMA/FNMA, 0.310%, 09/02/09	1,000
260	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.360%, 09/02/09	260
2,500	Ohio State Water Development Authority, Series DCL 046, Rev., VRDO, LIQ: Dexia Credit Local, 1.250%, 09/03/09	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,650	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.400%, 09/02/09	1,650
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.310%, 09/03/09	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.250%, 09/02/09	2,000
3,550	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.340%, 09/02/09	3,550
1,000	Puttable Floating Option Tax-Exempt Receipts, Series MT-513, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.020%, 09/02/09	1,000
2,500	State of Ohio Educational Facility, Series ROCS RR II R-12304, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.240%, 09/03/09 (e)	2,500
4,000	Toledo-Lucas County Port Authority, Burlington Air Express, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.550%, 09/03/09	4,000
2,763	Wood County, Reclamation Technologies, IDR, Rev., VRDO, LOC: National City Bank, 0.660%, 09/02/09	2,763
	Total Weekly Demand Notes (Cost $54,098)	54,098
	Total Investments — 99.6% (Cost $73,532)*	73,532
	Other Assets in Excess of Liabilities — 0.4%	280
	NET ASSETS — 100.0%	$73,812

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

EAGLE—	Earnings of accrual generated on local tax-exempt securities

EDC—	Economic Development Corp.

FGIC—	Insured by Financial Guaranty Insurance Co.

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

IBC—	Insured Bond Certificates

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2009.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,235,993	$87,542		$1,803,342	$73,532
Cash	79	6		4	96
Receivables:
Investment securities sold	18,300	—		—	—
Interest and dividends	1,563	157		3,358	255
Prepaid insurance and other assets	22	3		41	2
Total Assets	1,255,957	87,708		1,806,745	73,885

LIABILITIES:
Payables:
Dividends	—	—	(a)	—	—	(a)
Investment securities purchased	22,838	—		—	—
Accrued liabilities:
Investment advisory fees	84	6		125	5
Administration fees	68	5		102	4
Shareholder servicing fees	255	15		456	11
Distribution fees	27	2		66	9
Custodian and accounting fees	—	3		16	3
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	47	—	(a)
Other	129	46		153	41
Total Liabilities	23,406	77		965	73
Net Assets	$1,232,551	$87,631		$1,805,780	$73,812

NET ASSETS:
Paid in capital	$1,231,997	$87,546		$1,804,382	$73,672
Accumulated undistributed (distributions in excess of) net investment income	392	61		1,237	54
Accumulated net realized gains (losses)	162	24		161	86
Total Net Assets	$1,232,551	$87,631		$1,805,780	$73,812

Net Assets:
E*Trade	$703,231	$—		$284,897	$—
Morgan	529,220	20,518		1,118,063	35,090
Premier	—	53,068		—	1,112
Reserve	—	14,045		402,720	37,510
Service	100	—		100	100
Total	$1,232,551	$87,631		$1,805,780	$73,812
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
E*Trade	702,767	—		284,738	—
Morgan	529,142	20,496		1,116,978	35,015
Premier	—	53,016		—	1,112
Reserve	—	14,045		402,644	37,423
Service	100	—		100	100
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00		$1.00	$1.00

Cost of investments in non-affiliates	$1,235,993	$87,542		$1,803,342	$73,532

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$3,451		$363		$7,019		$347

EXPENSES:
Investment advisory fees	464		41		783		35
Administration fees	364		32		613		28
Distribution fees:
E*Trade	2,026		—		822		—
Morgan	243		13		609		19
Reserve	—		24		580		60
Service (a)	—	(b)	—		—	(b)	—	(b)
Shareholder servicing fees:
E*Trade	1,013		—		411		—
Morgan	851		44		2,132		67
Premier	—		89		—		2
Reserve	—		29		696		72
Service (a)	—	(b)	—		—	(b)	—	(b)
Custodian and accounting fees	35		12		50		11
Interest expense to affiliates	—	(b)	—	(b)	—		—	(b)
Professional fees	29		26		32		25
Trustees’ and Chief Compliance Officer’s fees	6		1		10		—	(b)
Printing and mailing costs	55		1		69		2
Registration and filing fees	6		6		15		2
Transfer agent fees	19		11		70		9
Insurance expense (See Note 6)	225		26		434		23
Other	16		7		12		6
Total expenses	5,352		362		7,338		361
Less amounts waived	(2,047)		(70)		(1,086)		(55)
Less earnings credits	—	(b)	—	(b)	—	(b)	—	(b)
Less expense reimbursements	—		(1)		—		(2)
Net expenses	3,305		291		6,252		304
Net investment income (loss)	146		72		767		43

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	67		24		2		1
Change in net assets resulting from operations	$213		$96		$769		$44

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$146	$10,509	$72	$2,068
Net realized gain (loss)	67	94	24	32
Change in net assets resulting from operations	213	10,603	96	2,100

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(34)	(6,851)	—	—
Morgan
From net investment income	(112)	(3,658)	(10)	(610)
Premier
From net investment income	—	—	(58)	(1,136)
Reserve
From net investment income	—	—	(4)	(322)
Total distributions to shareholders	(146)	(10,509)	(72)	(2,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	207,813	28,927	(19,958)	(24,772)

NET ASSETS:
Change in net assets	207,880	29,021	(19,934)	(24,740)
Beginning of period	1,024,671	995,650	107,565	132,305
End of period	$1,232,551	$1,024,671	$87,631	$107,565
Accumulated undistributed (distributions in excess of) net investment income	$392	$392	$61	$61

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$767	$25,172	$43	$1,506
Net realized gain (loss)	2	159	1	84
Change in net assets resulting from operations	769	25,331	44	1,590

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(14)	(2,652)	—	—
Morgan
From net investment income	(652)	(17,029)	(28)	(589)
Premier
From net investment income	—	—	(2)	(38)
Reserve
From net investment income	(101)	(5,483)	(13)	(879)
Total distributions to shareholders	(767)	(25,164)	(43)	(1,506)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(236,674)	96,615	(29,776)	22,484

NET ASSETS:
Change in net assets	(236,672)	96,782	(29,775)	22,568
Beginning of period	2,042,452	1,945,670	103,587	81,019
End of period	$1,805,780	$2,042,452	$73,812	$103,587
Accumulated undistributed (distributions in excess of) net investment income	$1,237	$1,237	$54	$54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$218,786	$365,804	$—	$—
Dividends and distributions reinvested	34	6,851	—	—
Cost of shares redeemed	(133,869)	(567,127)	—	—
Change in net assets from E*Trade capital transactions	$84,951	$(194,472)	$—	$—
Morgan
Proceeds from shares issued	$1,115,141	$1,466,486	$18,698	$103,306
Dividends and distributions reinvested	85	2,419	8	563
Cost of shares redeemed	(992,464)	(1,245,506)	(24,702)	(115,044)
Change in net assets from Morgan capital transactions	$122,762	$223,399	$(5,996)	$(11,175)
Premier
Proceeds from shares issued	$—	$—	$19,504	$85,501
Dividends and distributions reinvested	—	—	53	1,055
Cost of shares redeemed	—	—	(24,510)	(100,323)
Change in net assets from Premier capital transactions	$—	$—	$(4,953)	$(13,767)
Reserve
Proceeds from shares issued	$—	$—	$21,576	$119,170
Dividends and distributions reinvested	—	—	4	322
Cost of shares redeemed	—	—	(30,589)	(119,322)
Change in net assets from Reserve capital transactions	$—	$—	$(9,009)	$170
Service (a)
Proceeds from shares issued	$100	$—	$—	$—
Change in net assets from Service capital transactions	$100	$—	$—	$—

Total change in net assets from capital transactions	$207,813	$28,927	$(19,958)	$(24,772)

SHARE TRANSACTIONS:
E*Trade
Issued	218,786	365,804	—	—
Reinvested	34	6,851	—	—
Redeemed	(133,869)	(567,127)	—	—
Change in E*Trade Shares	84,951	(194,472)	—	—
Morgan
Issued	1,115,141	1,466,486	18,698	103,306
Reinvested	85	2,419	8	563
Redeemed	(992,464)	(1,245,506)	(24,702)	(115,044)
Change in Morgan Shares	122,762	223,399	(5,996)	(11,175)
Premier
Issued	—	—	19,504	85,501
Reinvested	—	—	53	1,055
Redeemed	—	—	(24,510)	(100,323)
Change in Premier Shares	—	—	(4,953)	(13,767)
Reserve
Issued	—	—	21,576	119,170
Reinvested	—	—	4	322
Redeemed	—	—	(30,589)	(119,322)
Change in Reserve Shares	—	—	(9,009)	170
Service (a)
Issued	100	—	—	—
Change in Service Shares	100	—	—	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for California Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$111,060	$194,164	$—	$—
Dividends and distributions reinvested	14	2,652	—	—
Cost of shares redeemed	(78,051)	(265,894)	—	—
Change in net assets from E*Trade capital transactions	$33,023	$(69,078)	$—	$—
Morgan
Proceeds from shares issued	$1,110,299	$4,984,441	$17,953	$106,319
Dividends and distributions reinvested	540	15,352	23	558
Cost of shares redeemed	(1,275,931)	(4,930,893)	(27,136)	(88,304)
Change in net assets from Morgan capital transactions	$(165,092)	$68,900	$(9,160)	$18,573
Premier
Proceeds from shares issued	$—	$—	$2,755	$77,991
Dividends and distributions reinvested	—	—	1	14
Cost of shares redeemed	—	—	(2,449)	(77,830)
Change in net assets from Premier capital transactions	$—	$—	$307	$175
Reserve
Proceeds from shares issued	$39,812,235	$93,718,939	$26,559	$175,713
Dividends and distributions reinvested	30	1,146	14	879
Cost of shares redeemed	(39,916,970)	(93,623,292)	(47,596)	(172,856)
Change in net assets from Reserve capital transactions	$(104,705)	$96,793	$(21,023)	$3,736
Service (a)
Proceeds from shares issued	$100	$—	$100	$—
Change in net assets from Service capital transactions	$100	$—	$100	$—

Total change in net assets from capital transactions	$(236,674)	$96,615	$(29,776)	$22,484

SHARE TRANSACTIONS:
E*Trade
Issued	111,060	194,142	—	—
Reinvested	14	2,652	—	—
Redeemed	(78,051)	(265,894)	—	—
Change in E*Trade Shares	33,023	(69,100)	—	—
Morgan
Issued	1,110,299	4,984,353	17,942	106,314
Reinvested	540	15,352	23	558
Redeemed	(1,275,931)	(4,930,893)	(27,136)	(88,297)
Change in Morgan Shares	(165,092)	68,812	(9,171)	18,575
Premier
Issued	—	—	2,755	77,991
Reinvested	—	—	1	14
Redeemed	—	—	(2,449)	(77,825)
Change in Premier Shares	—	—	307	180
Reserve
Issued	39,812,235	93,718,940	26,559	175,703
Reinvested	30	1,146	13	879
Redeemed	(39,916,970)	(93,623,183)	(47,584)	(172,853)
Change in Reserve Shares	(104,705)	96,903	(21,012)	3,729
Service (a)
Issued	100	—	100	—
Change in Service Shares	100	—	100	—

(a)	Commencement of offering of class of share effective July 1, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)

Service
July 1, 2009(g) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$703,231	0.59	%(e)	0.01%	1.11%
1.00	0.89	618,240	0.96	(f)	0.92	1.09
1.00	2.50	812,635	1.00		2.49	1.09
1.00	2.53	948,839	1.00		2.53	1.09
1.00	0.25	70,216	1.00		2.10	1.24

1.00	0.03	529,220	0.54	(e)	0.05	0.66
1.00	1.28	406,431	0.57	(f)	1.16	0.65
1.00	2.96	183,015	0.55		2.83	0.64
1.00	2.99	91,046	0.55		2.96	0.65
1.00	1.16	45,020	0.55		2.28	0.68
1.00	1.47	217,166	0.55		1.49	0.70
1.00	0.51	154,326	0.55		0.51	0.80

1.00	0.00	100	0.47	(e)	0.00	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
February 22, 2005(i) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.02		—	(d)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)

Reserve (k)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
July 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.5% (See Note 6).

(f)	Includes insurance expense of 0.1% (See Note 6).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Includes insurance expense of 0.2% (See Note 6).

(k)	Effective February 19, 2005, Class A was renamed Reserve.

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%		$20,518	0.62	%(e)	0.08%	0.77%
1.00	1.44		26,507	0.60	(f)	1.48	0.71
1.00	3.00	(g)	37,673	0.59		3.00	0.71
1.00	3.02		60,944	0.59		3.00	0.67
1.00	1.47		31,580	0.59		2.27	0.69
1.00	0.64		7,803	0.59		1.81	0.70

1.00	0.10		53,068	0.50	(e)	0.20	0.62
1.00	1.58		58,008	0.47	(j)	1.61	0.56
1.00	3.14	(g)	71,758	0.45		3.17	0.55
1.00	3.17		177,698	0.45		3.13	0.52
1.00	1.57		135,695	0.45		2.34	0.54
1.00	1.32		141,695	0.47		1.37	0.56
1.00	0.56		112,753	0.47		0.56	0.55

1.00	0.02		14,045	0.67	(e)	0.04	0.87
1.00	1.33		23,050	0.72	(j)	1.26	0.81
1.00	2.88	(g)	22,874	0.70		2.84	0.81
1.00	2.91		28,903	0.70		2.89	0.78
1.00	1.40		19,135	0.70		2.06	0.79
1.00	1.14		41,308	0.72		1.10	0.81
1.00	0.31		53,414	0.73		0.31	0.81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
E*Trade
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
January 17, 2006(g) through February 28, 2006(h)	1.00	—	(d)	—	(d)	—	(d)	— (d)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)
September 1, 2005 through February 28, 2006(h)	1.00	0.01		—	(d)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)

Service
July 1, 2009(f) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Commencement of offering of class of shares.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.05% (See Note 6).

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%	$284,897	0.70	%(e)	0.01%	1.11%
1.00	0.86	251,873	0.98	(f)	0.89	1.08
1.00	2.50	320,928	1.00		2.52	1.08
1.00	2.55	429,685	1.00		2.56	1.10
1.00	0.24	82,319	1.00		2.08	1.11

1.00	0.05	1,118,063	0.61	(e)	0.11	0.66
1.00	1.23	1,283,154	0.61	(f)	1.21	0.64
1.00	2.93	1,214,148	0.59		2.89	0.63
1.00	2.97	1,204,017	0.59		2.93	0.65
1.00	1.14	1,097,957	0.59		2.27	0.64
1.00	1.42	1,485,743	0.59		1.40	0.67
1.00	0.48	1,540,274	0.59		0.48	0.70

1.00	0.02	402,720	0.68	(e)	0.04	0.76
1.00	1.12	507,425	0.72	(f)	1.10	0.74
1.00	2.81	410,594	0.70		2.79	0.73
1.00	2.86	194,629	0.70		2.82	0.75
1.00	1.09	178,032	0.70		2.19	0.75
1.00	1.27	157,544	0.74		1.26	0.81
1.00	0.28	154,383	0.79		0.28	0.88

1.00	0.00	100	0.56	(i)	0.00	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 22, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve (k)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(g)	—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006(i)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Service
July 1, 2009(j) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.05% (See Note 6).

(f)	Includes insurance expense of 0.02% (See Note 6).

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Commencement of offering of class of shares.

(k)	Effective February 19, 2005, Class A was renamed Reserve.

(l)	Includes insurance expense of 0.06% (See Note 6).

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.07%		$35,090	0.64	%(e)	0.14%	0.77%
1.00	1.39		44,250	0.61	(f)	1.35	0.71
1.00	2.98	(h)	25,619	0.59		2.94	0.74
1.00	2.99		33,418	0.59		2.95	0.70
1.00	1.46		26,537	0.59		2.34	0.72
1.00	0.63		1,891	0.59		1.80	0.72

1.00	0.14		1,112	0.50	(e)	0.28	0.62
1.00	1.53		805	0.47	(f)	1.30	0.56
1.00	3.12	(h)	626	0.45		3.28	0.57
1.00	3.14		32,989	0.45		3.09	0.55
1.00	1.55		38,765	0.45		2.32	0.57
1.00	1.40		44,469	0.46		1.36	0.52
1.00	0.56		46,968	0.47		0.55	0.50

1.00	0.02		37,510	0.74	(e)	0.06	0.87
1.00	1.28		58,532	0.72	(f)	1.27	0.81
1.00	2.86	(h)	54,774	0.70		2.82	0.85
1.00	2.88		69,853	0.70		2.84	0.80
1.00	1.38		79,281	0.70		2.09	0.82
1.00	1.14		82,741	0.71		1.17	0.77
1.00	0.30		59,971	0.72		0.30	0.75

1.00	0.00		100	0.72	(l)	0.00	1.24

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Service Shares commenced operations on July 1, 2009 for California Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund
Total Investments in Securities #	$—	$1,235,993	$—	$1,235,993

Michigan Municipal Money Market Fund
Total Investments in Securities #	$—	$87,542	$—	$87,542

New York Municipal Money Market Fund
Total Investments in Securities #	$—	$1,803,342	$—	$1,803,342

Ohio Municipal Money Market Fund
Total Investments in Securities #	$—	$73,532	$—	$73,532

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for security type specifics of the portfolio holdings.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the six months ended August 31, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.06% of each Fund’s average daily net assets.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 6) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

Prior to July 1, 2009, the contractual expense limitation for California Municipal Money Market Fund was 0.55% for Morgan Shares.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total	Contractual Reimbursements

California Municipal Money Market Fund	$375	$375	$—
Michigan Municipal Money Market Fund	61	61	1
New York Municipal Money Market Fund	314	314	—
Ohio Municipal Money Market Fund	51	51	2

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$67	$1,605	$1,672
Michigan Municipal Money Market Fund	—	9	9
New York Municipal Money Market Fund	5	767	772
Ohio Municipal Money Market Fund	—	4	4

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for California Municipal Money Market Fund and New York Municipal Money Market Fund.

In addition, California Municipal Money Market Fund, Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each of these Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its obligation may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

6. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

The Funds participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. The Funds continued to participate in the Program through the extended expiration dates of April 30, 2009 and September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds without regard to any expense limitation currently in effect for the Funds. All shareholders of each Fund bore this cost without regard to the extent of their coverage under the Program.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 29, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual *	$1,000.00	$1,000.10	$2.97	0.59%
Hypothetical *	1,000.00	1,022.23	3.01	0.59
Morgan
Actual *	1,000.00	1,000.30	2.72	0.54
Hypothetical *	1,000.00	1,022.48	2.75	0.54
Service
Actual **	1,000.00	1,000.00	0.80	0.47
Hypothetical *	1,000.00	1,022.84	2.40	0.47

Michigan Municipal Money Market Fund
Morgan
Actual *	1,000.00	1,000.40	3.13	0.62
Hypothetical *	1,000.00	1,022.08	3.16	0.62
Premier
Actual *	1,000.00	1,001.00	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Reserve
Actual *	1,000.00	1,000.20	3.38	0.67
Hypothetical *	1,000.00	1,021.83	3.41	0.67

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
New York Municipal Money Market Fund
E*Trade
Actual *	$1,000.00	$1,000.10	$3.53	0.70%
Hypothetical *	1,000.00	1,021.68	3.57	0.70
Morgan
Actual *	1,000.00	1,000.50	3.08	0.61
Hypothetical *	1,000.00	1,022.13	3.11	0.61
Reserve
Actual *	1,000.00	1,000.20	3.43	0.68
Hypothetical *	1,000.00	1,021.78	3.47	0.68
Service
Actual **	1,000.00	1,000.00	0.95	0.56
Hypothetical *	1,000.00	1,022.38	2.85	0.56

Ohio Municipal Money Market Fund
Morgan
Actual *	1,000.00	1,000.70	3.23	0.64
Hypothetical *	1,000.00	1,021.98	3.26	0.64
Premier
Actual *	1,000.00	1,001.40	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Reserve
Actual *	1,000.00	1,000.20	3.73	0.74
Hypothetical *	1,000.00	1,021.48	3.77	0.74
Service
Actual **	1,000.00	1,000.00	1.22	0.72
Hypothetical *	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual period). The Class commenced operations on July 1, 2009.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly

46   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The Lipper performance data noted by the Trustees, as part of their

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were either directly related to class-specific fees and expenses and/or the Advisor’s investment approach during the market events over the past year. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

48   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

SPECIAL SHAREHOLDER MEETING RESULTS
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244

Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-MMKTST-809

Semi-Annual Report

J.P. Morgan Money Market Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	74
Financial Highlights	96
Notes to Financial Statements	130
Schedule of Shareholder Expenses	139
Board Approval of Investment Advisory Agreements	144
Special Shareholder Meeting Results	147

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$175.3 Billion
Average Maturity	55 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	24.2%
2–7 days	6.0
8–30 days	18.7
31–60 days	17.6
61–90 days	11.1
91–180 days	18.6
181+ days	3.8

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.16
Capital Shares	0.26
Cash Management Shares	0.00
Direct Shares	0.12
Institutional Class Shares	0.22
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, 0.12%, 0.22%, 0.00%, 0.22%, 0.17%, 0.22%, 0.00%, 0.00%, 0.00% and 0.22% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$14.3 Billion
Average Maturity	64 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	14.9%
2–7 days	8.0
8–30 days	16.2
31–60 days	20.7
61–90 days	13.9
91–180 days	22.6
181+ days	3.7

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.20
Capital Shares	0.31
E*Trade	0.01
Institutional Class Shares	0.26
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.01
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).
An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.19)%, (0.19)%, 0.15%, 0.26%, (0.05)%, 0.20%, 0.00%, (0.02)%, 0.00%, (0.01)% and (0.01)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$113.0 Billion
Average Maturity	50 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	29.2%
2–7 days	10.0
8–30 days	12.8
31–60 days	17.8
61–90 days	7.9
91–180 days	20.4
181+ days	1.9

7-DAY SEC YIELD (1)

Agency Shares	0.09%
Capital Shares	0.19
Direct Shares	0.05
Institutional Class Shares	0.15
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.05%, 0.15%, 0.00%, 0.10%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Agency Shares, Capital Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$23.5 Billion
Average Maturity	51 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	46.5%
2–7 days	1.2
8–30 days	1.9
31–60 days	33.9
61–90 days	2.5
91–180 days	4.4
181+ days	9.6

7-DAY SEC YIELD (1)

Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.01
Direct Shares	0.00
Institutional Class Shares	0.06
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.18)%, (0.18)%, (0.03)%, 0.00%, 0.01%, 0.00%, (0.01)%, 0.00%, 0.00% and 0.00% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2009	$15.2 Billion
Average Maturity	50 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	18.8%
2–7 days	11.9
8–30 days	28.3
31–60 days	12.1
61–90 days	8.9
91–180 days	14.5
181+ days	5.5

7-DAY SEC YIELD (1)

Agency Shares	0.10%
Institutional Class Shares	0.16
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.05%, 0.10%, (0.02)%, (0.01)% and (0.01)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$19.9 Billion
Average Maturity	53 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	6.6
8–30 days	21.1
31–60 days	54.7
61–90 days	8.7
91–180 days	4.3
181+ days	4.6

7-DAY SEC YIELD (1)

Agency Shares	0.00%
Capital Shares	0.08
Institutional Class Shares	0.04
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.04)%, 0.04%, (0.01)%, (0.01)%, 0.00%, 0.00% and 0.04% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 8/31/2009	$28.3 Billion
Average Maturity	35 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	15.1%
2–7 days	69.9
8–30 days	1.6
31–60 days	2.2
61–90 days	0.1
91–180 days	2.3
181+ days	8.8

7-DAY SEC YIELD (1)

Agency Shares	0.11%
Direct Shares	0.07
Institutional Class Shares	0.17
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.07%, 0.00%, 0.12%, (0.01)%, 0.00% and 0.00% for Agency Shares, Direct Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 8/31/2009	$3.7 Billion
Average Maturity	31 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	23.8%
2–7 days	59.4
8–30 days	4.2
31–60 days	2.3
61–90 days	0.3
91–180 days	1.8
181+ days	8.2

7-DAY SEC YIELD (1)

Agency Shares	0.36%
E*Trade	0.01
Institutional Class Shares	0.42
Morgan Shares	0.03
Premier Shares	0.17
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2009.

(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.30%, (0.06)%, 0.35%, 0.00%, 0.15%, (0.02)% and (0.02)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Banker’s Acceptance — 0.0% (g)
30,000	Wachovia Bank N.A., 0.371%, 02/25/10 (n) (Cost $29,945)	29,945
Certificates of Deposit — 46.4%
	Abbey National Treasury Services plc,
585,000	0.300%, 12/21/09 (m)	585,000
250,000	0.430%, 01/11/10 (m)	250,000
193,500	0.440%, 01/11/10 (m)	193,504
	Australia & New Zealand Banking Group Ltd.,
200,000	0.330%, 10/09/09	200,000
208,000	0.350%, 09/25/09	208,000
	Banco Bilbao Vizcaya Argentaria S.A.,
305,000	0.300%, 11/20/09	305,000
585,000	0.300%, 11/23/09	585,007
200,000	0.305%, 12/21/09	200,003
438,000	0.310%, 12/28/09	438,004
100,000	0.310%, 12/29/09	100,003
200,000	0.350%, 09/15/09	200,000
295,000	0.405%, 09/01/09	295,000
521,000	0.410%, 02/12/10	521,000
500,000	0.435%, 01/29/10	500,010
300,000	Banco Espirito Santo, 0.300%, 09/03/09	300,000
	Bank of Montreal,
590,000	0.220%, 10/01/09	590,002
250,000	0.240%, 09/21/09	250,000
550,000	0.250%, 09/08/09	550,000
645,000	0.250%, 09/09/09	645,000
250,000	0.250%, 09/28/09	250,000
	Bank of Nova Scotia,
172,000	0.350%, 02/26/10	172,000
154,000	0.360%, 02/26/10	154,000
150,000	0.370%, 02/26/10	150,000
295,000	0.400%, 01/15/10	295,000
256,000	0.400%, 02/12/10	256,000
240,000	0.420%, 01/08/10	240,000
398,000	0.450%, 01/11/10	398,000
246,500	0.480%, 12/23/09	246,500
100,000	0.480%, 12/28/09	100,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
586,200	0.250%, 09/01/09	586,200
200,000	0.250%, 09/04/09	200,000
	Barclays Bank plc,
387,200	0.250%, 11/30/09	387,200
1,090,000	0.320%, 10/09/09	1,090,000
1,457,000	0.350%, 10/02/09	1,457,000
	Bayerische Hypo-und Vereinsbank AG,
340,000	0.250%, 09/28/09	340,000
307,000	0.290%, 09/24/09	307,000
	BNP Paribas,
880,000	0.300%, 12/01/09	880,000
880,200	0.410%, 02/16/10	880,200
407,400	0.420%, 02/16/10	407,400
508,000	0.440%, 01/13/10	508,000
577,000	0.460%, 01/19/10	577,000
882,000	0.460%, 01/22/10	882,000
578,000	0.470%, 01/08/10	578,000
293,400	0.470%, 01/11/10	293,400
895,200	0.480%, 12/28/09	895,200
765,600	0.490%, 01/06/10	765,600
	BPCE SA,
150,000	0.280%, 10/23/09	150,000
274,000	0.290%, 10/29/09	274,000
	Caisse des Depot et Consignation,
871,000	0.440%, 10/05/09	871,008
555,000	0.490%, 02/24/10	555,027
729,000	0.490%, 02/26/10	729,036
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
295,500	0.330%, 09/10/09	295,500
232,400	0.330%, 09/24/09	232,401
194,000	0.350%, 09/18/09	194,001
784,000	0.360%, 09/16/09	784,003
267,000	0.510%, 09/04/09	267,000
	Caixa Geral de Depositos,
293,000	0.285%, 09/03/09	293,000
60,000	0.400%, 11/17/09	60,001
586,000	0.450%, 10/13/09	586,007
90,000	0.460%, 11/12/09	90,002
70,000	0.650%, 10/09/09	70,001
533,000	Calyon N.A. Co., 0.270%, 11/27/09	533,000
	Canadian Imperial Bank of Commerce,
582,500	0.280%, 12/02/09	582,500
300,000	0.310%, 11/06/09	300,005
198,000	0.320%, 10/08/09	198,000
	Commonwealth Bank,
588,000	0.250%, 11/25/09	588,000
292,000	0.270%, 11/03/09	292,000
413,000	0.300%, 10/16/09	413,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Credit Agricole S.A.,
200,000	0.300%, 11/16/09	200,000
1,460,000	0.370%, 09/15/09	1,460,000
205,000	0.370%, 11/25/09	205,034
495,000	0.400%, 09/08/09	495,000
400,000	0.430%, 09/03/09	400,000
	Credit Industriel et Commercial,
1,200,000	0.600%, 09/21/09	1,200,000
945,000	0.650%, 09/14/09	945,000
1,455,000	0.705%, 09/08/09	1,455,002
575,000	0.730%, 09/01/09	575,000
	Danske Bank,
452,000	0.280%, 09/21/09	452,002
454,000	0.290%, 09/08/09	454,001
	Deutsche Bank AG,
582,500	0.290%, 12/17/09	582,500
282,000	0.300%, 11/16/09	282,000
1,242,500	0.400%, 02/08/10	1,242,500
550,000	VAR, 0.808%, 10/06/09 (e)	550,000
	DnB NOR Bank ASA,
419,000	0.250%, 10/26/09	419,000
491,000	0.260%, 10/19/09	491,000
100,000	0.260%, 10/26/09	100,002
297,000	0.270%, 09/22/09	297,000
320,000	0.280%, 09/18/09	320,000
	DZ Bank AG,
472,500	0.220%, 09/30/09	472,500
500,000	0.240%, 09/08/09	500,000
500,000	0.240%, 09/16/09	500,000
618,000	0.250%, 09/04/09	618,000
	HSBC Bank,
295,000	0.400%, 01/21/10	295,000
295,000	0.430%, 01/11/10	295,005
308,000	0.430%, 01/15/10	308,012
440,000	0.820%, 08/06/10	440,041
	ING Bank N.V.,
1,000,000	0.330%, 12/04/09	1,000,000
707,000	0.340%, 11/24/09	707,000
585,000	0.350%, 11/05/09	585,000
1,000,000	0.400%, 10/27/09	1,000,000
	Intesa Sanpaolo IMI S.p.A.,
550,000	0.260%, 11/25/09	550,013
300,000	0.270%, 11/20/09	300,000
50,000	0.280%, 11/19/09	50,001
200,000	0.290%, 11/20/09	200,000
500,000	0.305%, 11/06/09	500,005
293,000	0.305%, 11/09/09	293,000
468,000	0.325%, 10/09/09	468,002
200,000	0.340%, 10/09/09	200,000
123,000	0.360%, 10/08/09	123,000
135,000	0.380%, 10/08/09	135,000
	Landesbank Hessen-Thuringen Girozentrale,
625,000	0.250%, 09/04/09	625,000
450,000	0.260%, 09/14/09	450,002
	Lloyds TSB Bank plc,
441,000	0.310%, 09/17/09	441,000
883,000	0.310%, 09/22/09	883,000
300,000	0.340%, 09/08/09	300,000
	Mitsubishi UFJ Trust & Banking Corp.,
61,000	0.280%, 09/28/09	61,000
102,000	0.300%, 09/28/09	102,000
105,000	0.330%, 09/23/09	105,000
127,000	0.340%, 09/17/09	127,000
122,000	0.350%, 09/09/09	122,000
	Mizuho Corporate Bank Ltd.,
245,000	0.270%, 11/25/09	245,000
366,000	0.320%, 11/06/09	366,000
300,000	0.320%, 11/10/09	300,000
167,000	0.330%, 11/04/09	167,003
411,500	0.350%, 10/23/09	411,500
875,700	0.380%, 10/09/09	875,700
	National Australia Bank Ltd.,
250,000	0.365%, 09/04/09	250,000
1,096,000	0.365%, 09/18/09	1,096,002
527,500	0.370%, 09/04/09	527,500
500,000	0.375%, 09/04/09	500,000
590,000	National Bank of Canada, 0.200%, 09/28/09	590,000
177,500	Natixis, 0.300%, 09/28/09	177,500
	Norinchukin Bank-New York,
665,000	0.500%, 10/16/09	665,000
294,000	0.500%, 10/23/09	294,000
411,000	0.520%, 10/09/09	411,000
	Rabobank Nederland N.V.,
285,500	0.350%, 09/03/09	285,500
387,000	0.350%, 02/26/10	387,000
590,000	0.360%, 03/01/10	590,000
295,000	0.420%, 01/11/10	295,000
292,000	0.450%, 09/30/09	292,000
238,000	0.450%, 01/08/10	238,000
580,000	0.490%, 01/06/10	580,000
536,000	0.510%, 01/12/10	536,020
50,000	0.520%, 01/15/10	50,007

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Royal Bank of Scotland plc,
252,000	0.320%, 10/22/09	252,000
200,000	0.350%, 09/10/09	200,001
1,175,000	0.370%, 09/18/09	1,175,000
586,000	1.100%, 05/10/10	586,000
900,000	1.200%, 09/02/09	900,000
799,150	1.250%, 01/26/10	799,150
421,550	1.450%, 02/08/10	421,550
350,000	Skandinaviska Enskilda Banken AB, 0.260%, 09/04/09	350,000
	Societe Generale,
530,000	0.300%, 09/18/09	530,000
1,439,000	0.300%, 10/01/09	1,439,000
337,000	0.300%, 10/09/09	337,000
337,000	0.300%, 11/20/09	337,000
587,500	0.350%, 09/15/09	587,500
	Sumitomo Mitsui Banking Corp.,
183,000	0.280%, 09/18/09	183,000
200,000	0.290%, 11/25/09	200,000
115,000	0.310%, 11/19/09	115,000
200,000	0.320%, 11/06/09	200,000
210,000	0.320%, 11/13/09	210,000
120,000	0.320%, 11/16/09	120,000
200,000	0.325%, 11/10/09	200,002
153,000	0.330%, 11/03/09	153,000
200,000	0.330%, 11/12/09	200,004
100,000	0.370%, 10/23/09	100,000
174,000	0.380%, 10/08/09	174,000
150,000	0.380%, 10/16/09	150,000
155,000	0.380%, 10/19/09	155,000
35,000	0.390%, 10/08/09	35,000
295,000	0.390%, 10/09/09	295,000
85,000	0.390%, 10/14/09	85,001
100,000	0.400%, 10/05/09	100,000
100,000	0.420%, 09/28/09	100,000
290,000	0.420%, 10/02/09	290,000
	Svenska Handelsbanken, Inc.,
450,000	0.270%, 11/20/09	450,000
105,000	0.290%, 11/12/09	104,998
300,000	0.300%, 10/19/09	300,000
324,000	0.300%, 11/03/09	324,000
138,000	0.300%, 11/04/09	138,000
70,000	0.310%, 10/30/09	70,001
193,000	0.320%, 10/19/09	193,000
294,000	Toronto Dominion Bank Ltd., 0.330%, 11/16/09	294,000
	UBS AG,
580,000	0.570%, 10/27/09	580,000
771,000	0.590%, 10/13/09	771,000
248,000	0.640%, 10/09/09	248,000
292,000	0.670%, 10/02/09	292,000
899,250	0.700%, 09/25/09	899,250
1,000,000	0.700%, 09/28/09	1,000,000
	UniCredito Italiano S.p.A.,
500,000	0.250%, 10/01/09	500,000
251,500	0.250%, 10/05/09	251,500
300,000	0.320%, 09/15/09	300,000
	Total Certificates of Deposit (Cost $81,274,036)	81,274,036
Commercial Paper — 18.8% (n)
	Amsterdam Funding Corp.,
40,000	0.230%, 09/09/09 (e)	39,998
113,337	0.330%, 09/10/09 (e)	113,328
232,000	1.258%, 10/08/09 (e)	231,702
140,000	1.258%, 10/15/09 (e)	139,786
	Antalis US Funding Corp.,
15,000	0.270%, 09/16/09 (e)	14,998
50,000	0.270%, 09/18/09 (e)	49,994
35,000	0.270%, 09/24/09 (e)	34,994
68,000	0.276%, 10/26/09 (e)	67,971
60,000	0.300%, 10/14/09 (e)	59,979
50,000	0.370%, 09/08/09 (e)	49,996
37,000	0.370%, 09/09/09 (e)	36,997
	ASB Finance Ltd.,
128,000	0.335%, 10/20/09 (e) (m)	127,942
136,000	0.360%, 10/14/09 (e) (m)	135,942
120,000	0.375%, 10/21/09 (e) (m)	119,937
25,000	0.400%, 09/08/09 (e) (m)	24,998
23,100	0.400%, 09/15/09 (e) (m)	23,096
75,000	0.400%, 09/29/09 (e) (m)	74,977
62,000	0.471%, 09/01/09 (e) (m)	62,000
	Aspen Funding Corp.,
98,045	0.350%, 10/16/09 (e)	98,002
75,000	0.702%, 12/16/09 (e)	74,846
	Atlantic Asset Securitization LLC,
61,000	0.300%, 10/20/09 (e)	60,975
103,700	0.320%, 10/16/09 (e)	103,659
93,000	1.258%, 10/13/09 (e)	92,864

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Atlantis One Funding Corp.,
237,400	0.501%, 01/13/10 (e)	236,958
500,000	0.552%, 12/04/09 (e)	499,282
210,000	0.562%, 12/17/09	209,651
925,000	0.955%, 10/15/09 (e)	923,926
	Banco Bilbao Vizcaya Argentaria S.A.,
589,000	0.310%, 12/17/09	588,457
508,000	0.501%, 01/15/10	507,040
823,500	0.501%, 01/19/10	821,899
291,000	Bank of Nova Scotia, 0.250%, 12/14/09	290,790
	Banque et Caisse d’Epargne de L’Etat,
200,000	0.240%, 09/01/09	200,000
130,000	0.245%, 10/27/09	129,950
180,000	0.260%, 11/24/09	179,891
35,000	0.270%, 11/30/09	34,976
114,000	0.300%, 11/12/09	113,932
	Barton Capital Corp.,
76,384	0.280%, 09/18/09 (e)	76,374
87,082	0.300%, 09/03/09 (e)	87,080
106,290	0.300%, 09/04/09 (e)	106,287
94,077	0.300%, 09/09/09 (e)	94,071
94,103	0.300%, 09/10/09 (e)	94,096
	BPCE SA,
100,000	0.280%, 10/16/09 (e)	99,965
300,000	0.280%, 10/21/09 (e)	299,883
321,000	0.280%, 10/26/09 (e)	320,863
100,000	CAFCO LLC, 0.230%, 09/21/09 (e)	99,987
	Caisse d’Amortissement de la Dette Sociale,
860,600	0.467%, 12/28/09	859,286
430,000	0.501%, 01/07/10	429,236
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
150,000	0.310%, 09/24/09	149,970
200,000	0.310%, 09/29/09	199,952
300,000	0.325%, 09/11/09	299,973
119,000	0.350%, 09/08/09	118,992
	Cancara Asset Securitisation LLC,
350,000	0.350%, 10/14/09 (e)	349,854
144,000	0.350%, 10/16/09 (e)	143,937
185,000	0.350%, 10/21/09 (e)	184,910
37,000	0.350%, 10/22/09 (e)	36,982
189,000	0.400%, 09/17/09 (e)	188,966
465,000	1.512%, 10/08/09 (e)	464,283
370,000	1.512%, 10/15/09 (e)	369,322
262,000	CBA Delaware Finance, Inc., 0.300%, 10/16/09	261,902
	Charta Corp.,
144,000	0.230%, 09/28/09 (e)	143,975
100,000	0.260%, 09/01/09 (e)	100,000
	Citigroup Funding, Inc.,
250,000	0.300%, 09/02/09	249,998
180,000	0.300%, 09/09/09	179,988
250,000	0.320%, 09/18/09	249,962
320,000	0.320%, 09/25/09	319,932
300,000	DnB NOR Bank ASA, 0.290%, 09/18/09 (e)	299,959
400,000	Ebbets Funding LLC, 0.470%, 09/01/09 (e)	400,000
60,122	Edison Asset Securitization LLC, 0.370%, 09/18/09	60,111
	Eksportfinans ASA,
50,000	0.240%, 09/24/09 (e)	49,992
175,000	0.380%, 10/29/09 (e)	174,893
350,000	Elysian Funding LLC, 0.470%, 09/01/09 (e)	350,000
1,300,000	Erste Finance Delaware LLC, 0.250%, 09/03/09 (e)	1,299,982
	Gemini Securitization Corp. LLC,
50,014	0.230%, 09/08/09 (e)	50,012
35,000	0.270%, 10/28/09 (e)	34,985
38,000	0.270%, 11/23/09 (e)	37,976
25,000	0.270%, 11/24/09 (e)	24,984
100,000	0.340%, 10/07/09 (e)	99,966
	General Electric Capital Corp.,
220,000	0.260%, 11/30/09	219,857
400,000	0.300%, 11/05/09	399,783
70,000	General Electric Capital Services, Inc., 0.350%, 10/05/09	69,977
	General Electric Co.,
230,377	0.200%, 09/01/09	230,377
581,000	0.350%, 09/23/09	580,876
292,300	0.400%, 09/14/09	292,258
	Grampian Funding LLC,
119,000	0.370%, 10/01/09 (e)	118,963
80,000	0.390%, 09/23/09 (e)	79,981
100,000	0.410%, 09/14/09 (e)	99,985
300,000	HVB US Finance, Inc., 0.300%, 09/16/09 (e)	299,963
154,000	Intesa Funding LLC, 0.300%, 10/13/09	153,946
	Liberty Street Funding LLC,
115,000	0.240%, 09/10/09 (e)	114,993
75,000	0.320%, 10/13/09 (e)	74,972
	Macquarie Bank Ltd.,
278,000	1.112%, 04/28/10 (e)	275,970
334,900	1.113%, 05/07/10 (e)	332,362

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
62,000	MetLife Short Term Funding LLC,
	0.601%, 10/23/09 (e)	61,946
	Mont Blanc Capital Corp.,
75,000	0.260%, 09/10/09 (e)	74,995
90,000	0.320%, 09/09/09 (e)	89,994
75,000	Newport Funding Corp., 0.350%, 10/16/09 (e)	74,967
	NRW Bank Corp.,
652,000	0.441%, 02/18/10	650,645
881,500	0.471%, 02/04/10	879,705
877,000	0.481%, 02/08/10	875,129
	Old Line Funding LLC,
49,207	0.310%, 10/19/09 (e)	49,187
41,845	0.330%, 10/15/09 (e)	41,828
56,204	0.350%, 09/24/09 (e)	56,191
245,000	0.401%, 10/20/09 (e)	244,867
300,000	1.258%, 10/08/09 (e)	299,614
70,000	1.258%, 10/09/09 (e)	69,908
	Raiffeisen Zentralbank Oesterreich AG,
50,000	0.410%, 09/10/09 (e)	49,995
135,000	0.420%, 09/09/09 (e)	134,987
	Ranger Funding Co. LLC,
310,099	0.250%, 09/10/09 (e)	310,080
100,000	0.300%, 09/18/09 (e)	99,986
150,095	0.300%, 09/23/09 (e)	150,067
	RBS Holdings USA, Inc.,
300,000	0.350%, 09/25/09 (e)	299,930
250,000	0.350%, 09/29/09 (e)	249,932
	Regency Markets No. 1 LLC,
105,000	0.240%, 09/21/09 (e)	104,986
40,018	0.250%, 09/15/09 (e)	40,014
62,000	0.300%, 11/16/09 (e)	61,961
47,397	0.370%, 10/09/09 (e)	47,378
67,286	0.370%, 10/15/09 (e)	67,256
145,052	Rhein Main Securitisation Ltd., 0.400%, 09/21/09 (e)	145,020
	Rheingold Securitisation Ltd.,
40,000	0.330%, 09/21/09 (e)	39,993
34,970	0.400%, 09/10/09 (e)	34,966
100,000	0.436%, 10/20/09 (e)	99,946
	Salisbury Receivables Co. LLC,
50,000	0.240%, 09/02/09 (e)	50,000
136,100	0.350%, 09/03/09 (e)	136,097
	Santander Central Hispano Finance Delaware, Inc.,
210,000	0.421%, 02/02/10	209,623
571,000	0.473%, 01/22/10	569,930
67,500	0.562%, 01/15/10	67,357
50,000	Sheffield Receivables Corp., 0.330%, 10/02/09 (e)	49,986
350,000	Societe Generale North America, Inc., 0.300%, 10/01/09	349,913
	Stadshypotek Delaware, Inc.,
169,000	0.270%, 11/24/09 (e)	168,894
125,000	0.290%, 11/25/09 (e)	124,914
	Starbird Funding Corp.,
75,000	0.250%, 11/24/09 (e)	74,956
92,000	0.300%, 10/01/09 (e)	91,977
125,000	0.300%, 10/05/09 (e)	124,965
67,000	0.300%, 10/15/09 (e)	66,976
69,000	0.300%, 10/16/09 (e)	68,974
165,000	0.300%, 10/21/09 (e)	164,931
	Straight-A-Funding LLC,
45,000	0.250%, 11/25/09	44,973
242,252	0.260%, 11/23/09	242,107
155,000	0.350%, 10/09/09	154,943
100,000	0.370%, 09/02/09	99,999
50,000	0.370%, 09/10/09	49,996
150,290	0.370%, 09/15/09	150,268
230,000	0.370%, 09/16/09	229,965
150,000	0.370%, 09/17/09	149,975
	Surrey Funding Corp.,
159,823	0.280%, 10/28/09 (e)	159,752
50,000	0.390%, 10/07/09 (e)	49,981
114,354	0.400%, 09/14/09 (e)	114,337
132,000	1.056%, 10/27/09 (e)	131,784
54,000	1.258%, 10/01/09 (e)	53,944
	Svenska Handelsbanken, Inc.,
140,000	0.250%, 11/25/09	139,917
173,000	0.250%, 11/30/09	172,892
	Swedbank AB,
225,000	0.806%, 04/27/10 (e)	223,810
225,000	0.806%, 04/28/10 (e)	223,805
100,000	0.806%, 04/29/10 (e)	99,467
139,000	0.888%, 05/18/10 (e)	138,120
191,850	0.929%, 05/13/10 (e)	190,605
11,000	0.929%, 05/14/10 (e)	10,928
200,000	0.929%, 05/17/10 (e)	198,681

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Tasman Funding, Inc.,
100,000	0.280%, 09/04/09 (e)	99,998
235,000	0.340%, 09/28/09 (e)	234,940
	Tempo Finance Corp.,
50,000	0.300%, 11/09/09 (e)	49,971
95,000	0.300%, 11/16/09 (e)	94,940
	Thames Asset Global Securitization, Inc.,
355,679	0.236%, 09/15/09 (e)	355,646
101,710	0.240%, 09/04/09 (e)	101,708
102,726	0.330%, 09/09/09 (e)	102,719
	Thunder Bay Funding LLC,
60,000	0.230%, 09/01/09 (e)	60,000
45,520	0.230%, 09/02/09 (e)	45,520
17,083	0.230%, 09/04/09 (e)	17,083
64,038	0.230%, 09/10/09 (e)	64,034
17,034	0.240%, 09/14/09 (e)	17,032
36,148	0.320%, 10/05/09 (e)	36,137
30,430	0.320%, 10/08/09 (e)	30,420
	Tulip Funding Corp.,
94,722	0.230%, 09/15/09 (e)	94,713
65,457	0.240%, 09/18/09 (e)	65,450
250,000	UniCredit Bank Ireland plc, 0.250%, 09/28/09 (e)	249,953
40,000	Variable Funding Capital Corp., 0.401%, 02/12/10 (e)	39,927
	Versailles Commercial Paper LLC,
55,000	0.400%, 09/25/09 (e)	54,985
150,000	0.470%, 09/16/09 (e)	149,971
106,000	1.105%, 09/17/09 (e)	105,948
	Westpac Securities NZ Ltd.,
90,000	0.290%, 11/18/09 (e)	89,943
24,000	0.300%, 11/10/09 (e)	23,986
100,000	0.300%, 11/12/09 (e)	99,940
	Windmill Funding Corp.,
80,000	0.310%, 09/14/09 (e)	79,991
232,000	1.258%, 10/08/09 (e)	231,702
140,000	1.258%, 10/15/09 (e)	139,786
45,061	Yorktown Capital LLC, 0.310%, 09/11/09 (e)	45,057
	Total Commercial Paper (Cost $32,919,597)	32,919,597
Corporate Notes — 2.9%
	Financials — 2.9%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.
268,100	VAR, 0.713%, 11/29/09 (e)	268,100
704,700	1.975%, 01/15/10 (e)	704,700
		972,800
	Commercial Banks — 1.6%
274,000	Australia & New Zealand Banking Group Ltd., VAR, 0.866%, 09/02/09 (e)	274,000
500,000	Bank of America N.A., 0.270%, 09/08/09 (e)	500,000
600,000	Bayerische Landesbank, VAR, 0.327%, 09/24/09	600,000
25,000	HSBC Bank, 3.875%, 09/15/09	25,029
600,000	Kreditanstalt fuer Wiederaufbau, VAR, 0.554%, 10/21/09	600,000
175,000	National Australia Bank Ltd., VAR, 0.859%, 09/06/09 (e)	175,000
	Rabobank Nederland N.V.
198,000	VAR, 0.440%, 11/21/09 (e)	198,000
486,000	VAR, 0.684%, 10/09/09 (e)	485,997
		2,858,026
	FDIC Guaranteed Securities — 0.7%
	Bank of America N.A.
362,500	0.230%, 09/28/09 (e)	362,500
85,000	0.270%, 09/04/09	85,000
270,200	0.700%, 09/04/09 (e)	270,200
280,250	0.730%, 09/01/09 (e)	280,250
307,000	Citibank N.A., VAR, 0.647%, 09/30/09	307,000
		1,304,950
	Total Corporate Notes (Cost $5,135,776)	5,135,776
Repurchase Agreements — 11.3%
1,245,512	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,245,519, collateralized by U.S. Government Agency Securities with a value of $1,277,179	1,245,512
110,506	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $110,507, collateralized by U.S. Government Agency Securities with a value of $112,716	110,506
6,000,000	Barclays Capital, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $6,000,037, collateralized by U.S. Treasury Securities with a value of $6,120,000	6,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — Continued
	FDIC Guaranteed Securities — Continued
260,057	Deutsche Bank AG, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $260,058, collateralized by U.S. Treasury Securities with a value of $265,258	260,057
1,000,000	Goldman Sachs & Co., 0.200%, dated 08/31/09, due 09/01/09, repurchase price $1,000,005, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
1,750,000	Goldman Sachs & Co., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,750,011, collateralized by U.S. Government Agency Securities with a value of $1,785,000	1,750,000
8,000,000	Morgan Stanely & Co., Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $8,000,049, collateralized by U.S. Government Agency Securities with a value of $8,160,000	8,000,000
1,500,000	Morgan Stanley & Co., Inc., 0.210%, dated 08/31/09, due 09/01/09, repurchase price $1,500,009, collateralized by U.S. Government Agency Securities with a value of $1,530,000	1,500,000
	Total Repurchase Agreements (Cost $19,866,075)	19,866,075
Sovereign Agency — 0.2%
260,600	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $260,600)	260,600
Time Deposits — 11.0%
2,000,000	Banque Federative du Credit Mutel, 0.200%, 09/01/09	2,000,000
2,000,000	Bayerische Hypo-und Vereinsbank AG, 0.200%, 09/01/09	2,000,000
1,000,000	BNP Paribas, 0.190%, 09/01/09	1,000,000
1,674,057	Calyon N.A. Co., 0.190%, 09/01/09	1,674,057
1,800,000	Citibank N.A., 0.210%, 09/01/09	1,800,000
1,853,000	Commerzbank AG, 0.200%, 09/02/09	1,853,000
1,158,226	Deutsche Bank AG, 0.125%, 09/01/09	1,158,226
1,000,000	Dexia Credit Local, 0.200%, 09/01/09	1,000,000
2,000,000	Lloyds TSB Bank plc, 0.190%, 09/01/09	2,000,000
1,000,000	Natixis, 0.220%, 09/01/09	1,000,000
1,000,000	Rabobank Nederland, 0.160%, 09/01/09	1,000,000
500,000	Royal Bank of Canada, 0.188%, 09/01/09	500,000
1,000,000	Royal Bank of Scotland plc, 0.190%, 09/01/09	1,000,000
	Societe Generale,
676,286	0.160%, 09/01/09	676,286
675,988	0.200%, 09/01/09	675,988
	Total Time Deposits (Cost $19,337,557)	19,337,557
U.S. Government Agency Securities — 10.4%
	Federal Home Loan Bank,
100,000	0.800%, 04/30/10	100,007
868,500	0.820%, 04/27/10	868,389
265,800	0.820%, 04/29/10	265,765
748,665	0.960%, 02/04/10	748,319
1,142,000	1.020%, 02/26/10	1,141,683
66,788	DN, 0.150%, 11/02/09 (n)	66,771
650,000	DN, 1.729%, 11/23/09 (n)	647,452
610,000	DN, 1.833%, 11/19/09 (n)	607,591
601,650	DN, 1.833%, 11/20/09 (n)	599,243
494,350	VAR, 0.394%, 11/10/09	494,307
360,000	VAR, 0.675%, 09/01/09	360,000
	Federal Home Loan Mortgage Corp.,
137,000	DN, 0.321%, 01/19/10 (n)	136,830
438,000	DN, 0.341%, 02/01/10 (n)	437,367
624,728	DN, 1.729%, 11/18/09 (n)	622,427
600,220	DN, 2.092%, 11/02/09 (n)	598,101
198,000	VAR, 0.437%, 09/05/09	197,922
360,000	VAR, 0.700%, 09/01/09	360,000
	Federal National Mortgage Association,
530,000	DN, 0.321%, 01/15/10 (n)	529,359
2,246,000	DN, 0.705%, 04/09/10 (n)	2,236,392
610,000	DN, 1.832%, 11/13/09 (n)	607,774
1,223,920	DN, 2.093%, 11/06/09 (n)	1,219,320
598,100	DN, 2.114%, 11/05/09 (n)	595,865
1,545,000	VAR, 0.390%, 09/01/09	1,544,995
451,000	VAR, 0.394%, 11/08/09	450,959
260,000	VAR, 0.404%, 11/12/09	259,987
1,300,000	VAR, 0.424%, 10/25/09	1,299,844
1,290,000	VAR, 0.454%, 10/21/09	1,290,000
	Total U.S. Government Agency Securities (Cost $18,286,669)	18,286,669
	Total Investments — 101.0% (Cost $177,110,255)*	177,110,255
	Liabilities in Excess of Other Assets — (1.0)%	(1,807,861)
	NET ASSETS — 100.0%	$175,302,394

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Banker’s Acceptance — 0.4% (n)
	Wachovia Bank N.A.
34,550	0.371%, 02/24/10	34,487
20,000	0.371%, 02/25/10	19,964
	Total Banker’s Acceptance (Cost $54,451)	54,451
Certificates of Deposit — 47.2%
	Abbey National Treasury Services plc,
48,000	0.300%, 12/21/09 (m)	48,000
35,000	0.440%, 01/11/10 (m)	35,001
20,000	Australia & New Zealand Banking Group Ltd., 0.350%, 09/25/09	20,000
	Banco Bilbao Vizcaya Argentaria S.A.,
24,000	0.300%, 11/20/09	24,000
48,000	0.300%, 11/23/09	48,000
15,000	0.310%, 12/28/09	15,000
25,000	0.310%, 12/29/09	25,001
15,000	0.350%, 09/15/09	15,000
25,000	0.405%, 09/01/09	25,000
41,000	0.410%, 02/12/10	41,000
90,000	0.420%, 01/29/10	90,000
30,000	Banco Espirito Santo, 0.520%, 09/02/09	30,000
	Bank of Montreal,
50,000	0.220%, 10/01/09	50,000
75,000	0.250%, 09/28/09	75,000
	Bank of Nova Scotia,
14,000	0.350%, 02/26/10	14,000
5,000	0.350%, 03/02/10	5,000
13,000	0.360%, 02/26/10	13,000
23,000	0.370%, 02/26/10	23,000
23,000	0.400%, 01/15/10	23,000
25,000	0.400%, 02/12/10	25,000
19,000	0.420%, 01/08/10	19,000
52,000	0.450%, 01/11/10	52,000
25,000	0.480%, 12/23/09	25,000
51,000	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.250%, 09/01/09	51,000
	Barclays Bank plc,
32,000	0.250%, 11/30/09	32,000
92,000	0.320%, 10/09/09	92,000
124,000	0.350%, 10/02/09	124,000
25,000	Bayerische Hypo-und Vereinsbank AG, 0.290%, 09/24/09	25,000
	BNP Paribas,
76,000	0.300%, 12/01/09	76,000
70,000	0.410%, 02/16/10	70,000
32,000	0.420%, 02/16/10	32,000
40,000	0.440%, 01/13/10	40,000
45,000	0.460%, 01/19/10	45,000
71,000	0.460%, 01/22/10	71,000
48,000	0.470%, 01/08/10	48,000
24,000	0.470%, 01/11/10	24,000
63,000	0.490%, 01/06/10	63,000
23,000	BPCE S.A., 0.290%, 10/29/09	23,000
	Caisse des Depot et Consignation,
75,000	0.440%, 10/05/09	75,001
160,000	0.490%, 02/24/10	160,008
68,000	0.490%, 02/26/10	68,003
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
47,000	0.330%, 09/10/09	47,000
31,000	0.330%, 09/24/09	31,000
15,000	0.350%, 09/18/09	15,000
73,000	0.360%, 09/16/09	73,001
42,000	0.510%, 09/04/09	42,000
	Caixa Geral de Depositos,
24,000	0.285%, 09/03/09	24,000
50,000	0.390%, 10/30/09	50,000
10,000	0.400%, 11/17/09	10,000
100,000	0.420%, 11/02/09	100,002
150,000	0.420%, 11/16/09	150,003
49,000	0.450%, 10/13/09	49,000
30,000	0.460%, 11/12/09	30,001
45,000	Calyon N.A. Co., 0.270%, 11/27/09	45,000
48,000	Canadian Imperial Bank of Commerce, 0.280%, 12/02/09	48,000
	Commonwealth Bank,
50,000	0.250%, 11/25/09	50,000
23,000	0.270%, 11/03/09	23,000
32,000	0.300%, 10/16/09	32,000
	Credit Agricole S.A.,
130,000	0.370%, 09/15/09	130,000
16,000	0.370%, 11/25/09	16,003
40,000	0.400%, 09/08/09	40,000
70,000	0.430%, 09/03/09	70,000
	Credit Industriel et Commercial,
75,000	0.600%, 09/21/09	75,000
85,000	0.650%, 09/14/09	85,000
119,000	0.705%, 09/08/09	119,000
50,000	0.730%, 09/01/09	50,000
	Danske Bank,
26,000	0.280%, 09/21/09	26,000
30,000	0.290%, 09/04/09	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	Deutsche Bank AG,
48,000	0.290%, 12/17/09	48,000
23,000	0.300%, 11/16/09	23,000
182,000	0.400%, 02/08/10	182,000
	DnB NOR Bank ASA,
44,000	0.250%, 10/26/09	44,000
40,000	0.260%, 10/19/09	40,000
24,000	0.270%, 09/22/09	24,000
38,000	DZ Bank AG, 0.220%, 09/30/09	38,000
	HSBC Bank plc,
24,000	0.400%, 01/21/10	24,000
24,000	0.430%, 01/11/10	24,001
25,000	0.430%, 01/15/10	25,001
35,000	0.820%, 08/06/10	35,003
	ING Bank N.V.,
110,000	0.330%, 12/04/09	110,000
60,000	0.340%, 11/24/09	60,000
55,000	0.350%, 10/30/09	55,000
48,000	0.350%, 11/05/09	48,000
96,000	0.400%, 10/27/09	96,000
	Intesa Sanpaolo IMI S.p.A.,
50,000	0.260%, 11/25/09	50,001
32,000	0.325%, 10/09/09	32,000
15,000	0.360%, 10/08/09	15,000
15,000	0.380%, 10/08/09	15,000
	Lloyds TSB Bank plc,
36,000	0.310%, 09/17/09	36,000
71,000	0.310%, 09/22/09	71,000
	Mitsubishi UFJ Trust & Banking Corp.,
50,000	0.260%, 10/05/09	50,000
5,000	0.280%, 09/28/09	5,000
15,000	0.340%, 09/17/09	15,000
10,000	0.350%, 09/09/09	10,000
100,000	0.350%, 09/11/09	100,000
	Mizuho Corporate Bank Ltd.,
23,000	0.270%, 11/24/09	23,000
33,000	0.320%, 11/13/09	33,000
14,000	0.330%, 11/04/09	14,000
34,000	0.350%, 10/23/09	34,000
71,000	0.380%, 10/09/09	71,000
	National Australia Bank Ltd.,
97,000	0.365%, 09/18/09	97,000
48,000	National Bank of Canada, 0.200%, 09/28/09	48,000
	Norinchukin Bank-New York,
54,000	0.500%, 10/16/09	54,000
24,000	0.500%, 10/23/09	24,000
32,000	0.520%, 10/09/09	32,000
	Rabobank Nederland N.V.,
25,000	0.350%, 09/03/09	25,000
33,000	0.350%, 02/26/10	33,000
50,000	0.360%, 03/01/10	50,000
24,000	0.420%, 01/11/10	24,000
24,000	0.450%, 09/30/09	24,000
50,400	0.490%, 01/06/10	50,400
65,000	0.500%, 12/29/09	65,000
47,000	0.510%, 01/12/10	47,002
15,000	0.520%, 01/15/10	15,002
	Royal Bank of Scotland plc,
25,000	0.320%, 10/22/09	25,000
97,000	0.370%, 09/18/09	97,000
47,300	1.100%, 05/10/10	47,300
65,000	1.200%, 09/02/09	65,000
69,000	1.250%, 01/26/10	69,000
30,000	1.450%, 02/08/10	30,000
	Societe Generale,
42,000	0.300%, 09/18/09	42,000
130,000	0.300%, 10/01/09	130,000
35,000	0.300%, 10/09/09	35,000
27,000	0.300%, 11/20/09	27,000
50,000	0.350%, 09/15/09	50,000
	Sumitomo Mitsui Banking Corp.,
15,000	0.280%, 09/18/09	15,000
10,000	0.300%, 12/01/09	10,000
25,000	0.310%, 11/19/09	25,000
65,000	0.320%, 11/13/09	65,000
20,000	0.320%, 11/16/09	20,000
40,000	0.360%, 10/30/09	40,000
14,000	0.380%, 10/08/09	14,000
25,000	0.380%, 10/16/09	25,000
12,000	0.380%, 10/19/09	12,000
23,000	0.390%, 10/09/09	23,000
15,000	0.390%, 10/14/09	15,000
25,000	0.420%, 10/02/09	25,000
	Svenska Handelsbanken, Inc.,
37,000	0.270%, 11/20/09	37,000
40,000	0.310%, 10/30/09	40,001
23,000	Toronto Dominion Bank Ltd., 0.330%, 11/16/09	23,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — Continued
	UBS AG,
51,000	0.570%, 10/27/09	51,000
61,000	0.590%, 10/13/09	61,000
20,000	0.640%, 10/09/09	20,000
25,000	0.670%, 10/02/09	25,000
100,000	0.700%, 09/25/09	100,000
80,000	0.700%, 09/28/09	80,000
50,000	Unicredito Italiano S.p.A., 0.250%, 09/28/09	50,000
	Total Certificates of Deposit (Cost $6,750,735)	6,750,735
Commercial Paper — 27.2% (n)
	Amsterdam Funding Corp.,
18,000	1.258%, 10/08/09 (e) (m)	17,977
10,000	1.258%, 10/15/09 (e) (m)	9,985
	Antalis US Funding Corp.,
10,000	0.280%, 10/26/09 (e)	9,996
50,000	0.300%, 09/01/09 (e) (m)	50,000
5,000	0.300%, 10/14/09 (e)	4,998
	ASB Finance Ltd.,
11,000	0.360%, 10/14/09 (e) (m)	10,995
10,000	0.375%, 10/21/09 (e) (m)	9,995
10,000	0.400%, 09/08/09 (e) (m)	9,999
20,000	0.471%, 09/01/09 (e) (m)	20,000
14,000	Aspen Funding Corp., 0.350%, 10/16/09 (e)	13,994
	Atlantic Asset Securitization LLC,
5,000	0.300%, 10/20/09 (e)	4,998
24,000	0.320%, 10/16/09 (e)	23,990
7,000	1.258%, 10/13/09 (e)	6,990
	Atlantis One Funding Corp.,
19,000	0.501%, 01/13/10 (e)	18,964
18,000	0.562%, 12/17/09	17,970
70,000	0.955%, 10/15/09 (e)	69,919
	Banco Bilbao Vizcaya Argentaria S.A.,
47,000	0.310%, 12/17/09	46,957
40,000	0.501%, 01/15/10	39,924
66,000	0.501%, 01/19/10	65,872
23,000	Bank of Nova Scotia, 0.250%, 12/14/09	22,983
	Banque et Caisse d’Epargne de L’Etat,
15,000	0.000%, 10/30/09	14,994
20,000	0.260%, 11/24/09	19,988
55,000	0.270%, 11/30/09	54,963
	Barton Capital Corp.,
10,000	0.300%, 09/04/09 (e)	10,000
15,000	0.300%, 09/09/09 (e)	14,999
50,000	BASF SE, 0.491%, 01/12/10 (e)	49,909
70,311	Belmont Funding LLC, 0.480%, 09/01/09 (e)	70,311
	BNZ International Funding Ltd.,
70,000	0.250%, 12/02/09 (e)	69,955
41,000	0.300%, 10/19/09 (e)	40,984
	BPCE S.A.,
100,000	0.280%, 10/21/09 (e)	99,961
28,000	0.280%, 10/26/09 (e)	27,988
	Caisse d’Amortissement de la Dette Sociale,
74,000	0.469%, 12/28/09	73,887
37,000	0.501%, 01/07/10	36,934
	Cancara Asset Securitisation LLC,
25,000	0.350%, 10/16/09 (e)	24,989
15,000	0.350%, 10/21/09 (e)	14,993
15,000	0.350%, 10/22/09 (e)	14,992
14,000	0.400%, 09/17/09 (e)	13,998
35,000	1.512%, 10/08/09 (e)	34,946
30,000	1.512%, 10/15/09 (e)	29,945
98,000	Deutsche Bank Financial LLC, 0.401%, 02/03/10	97,831
50,000	DnB NOR Bank ASA, 0.290%, 09/18/09 (e)	49,993
100,000	Ebbets Funding LLC, 0.470%, 09/01/09 (e)	100,000
10,000	Eksportfinans ASA, 0.240%, 09/21/09 (e)	9,999
42,000	General Electric Capital Corp., 0.310%, 10/30/09	41,979
	General Electric Co.,
49,000	0.350%, 09/23/09	48,990
26,500	0.400%, 09/14/09	26,496
11,000	Grampian Funding LLC, 0.410%, 09/14/09 (e)	10,998
270,000	Hannover Funding Co. LLC, 0.650%, 09/02/09 (e)	269,995
12,000	Intesa Funding LLC, 0.300%, 10/13/09	11,996
25,000	Liberty Street Funding LLC, 0.320%, 10/13/09 (e)	24,991
25,000	LMA Americas LLC, 0.300%, 11/16/09 (e)	24,984
25,000	Macquarie Bank Ltd., 1.112%, 04/28/10 (e)	24,817
	MetLife Short Term Funding LLC,
13,000	0.601%, 10/23/09 (e)	12,989
23,000	0.601%, 11/09/09 (e)	22,974
50,000	0.611%, 11/20/09 (e)	49,932
150,000	0.681%, 11/02/09 (e)	149,824
200,000	Norddeutsche Landesbank Luxembourg S.A., 0.290%, 09/01/09 (e)	200,000
	NRW Bank Corp.,
51,000	0.441%, 02/18/10	50,894
5,000	0.451%, 02/05/10	4,990
70,000	0.471%, 02/04/10	69,857
70,500	0.481%, 02/08/10	70,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — Continued
	Old Line Funding LLC,
40,038	0.300%, 10/21/09 (e)	40,021
5,000	0.320%, 10/14/09 (e)	4,998
30,000	1.258%, 10/09/09 (e)	29,961
	Raiffeisen Zentralbank Oesterreich AG,
40,000	0.420%, 09/09/09 (e)	39,996
160,000	0.450%, 09/03/09 (e)	159,996
	Regency Markets No. 1 LLC,
16,670	0.230%, 09/23/09 (e)	16,668
10,000	0.250%, 09/15/09 (e)	9,999
79,967	0.300%, 11/16/09 (e)	79,916
10,000	0.330%, 11/10/09 (e)	9,994
10,000	0.370%, 10/15/09 (e)	9,995
30,000	Rhein Main Securitisation Ltd., 0.400%, 09/21/09 (e)	29,993
	Rheingold Securitisation Ltd.,
10,000	0.330%, 09/21/09 (e)	9,998
84,700	0.436%, 10/20/09 (e)	84,650
50,000	Salisbury Receivables Co. LLC, 0.350%, 09/03/09 (e)	49,999
	Santander Central Hispano Finance Delaware, Inc.,
46,000	0.472%, 01/22/10	45,914
15,000	0.562%, 01/15/10	14,968
25,000	Sheffield Receivables Corp., 0.330%, 10/02/09 (e)	24,993
61,000	Societe Generale North America, Inc., 0.300%, 10/01/09	60,985
	Stadshypotek Delaware, Inc.,
14,000	0.270%, 11/24/09 (e)	13,991
15,000	0.290%, 11/25/09 (e)	14,990
	Starbird Funding Corp.,
8,000	0.300%, 10/01/09 (e)	7,998
20,000	0.300%, 10/15/09 (e)	19,993
	Straight-A Funding LLC,
40,000	0.260%, 11/23/09	39,976
20,000	0.370%, 09/09/09	19,998
11,000	Surrey Funding Corp., 1.056%, 10/27/09 (e)	10,982
	Svenska Handelsbanken, Inc.,
10,000	0.250%, 11/25/09	9,994
15,000	0.250%, 11/30/09	14,991
40,500	0.300%, 11/04/09	40,478
	Swedbank AB,
40,000	0.806%, 04/30/10 (e)	39,786
11,000	0.888%, 05/18/10 (e)	10,930
33,000	0.928%, 05/10/10 (e)	32,788
19,000	Tasman Funding, Inc., 0.340%, 09/28/09 (e)	18,995
100,000	Thunder Bay Funding LLC, 0.330%, 10/01/09 (e)	99,973
50,000	Variable Funding Capital Co. LLC, 0.381%, 02/17/10 (e)	49,911
	Versailles Commercial Paper LLC,
10,000	0.400%, 09/25/09 (e)	9,997
15,000	0.470%, 09/16/09 (e)	14,997
50,000	0.520%, 09/01/09 (e)	50,000
9,000	1.105%, 09/17/09 (e)	8,996
25,000	Westpac Securities NZ Ltd., 0.290%, 11/18/09 (e)	24,984
	Windmill Funding Corp.,
18,000	1.258%, 10/08/09 (e)	17,977
10,000	1.258%, 10/15/09 (e)	9,985
15,000	Yorktown Capital LLC, 0.310%, 09/11/09 (e)	14,999
	Total Commercial Paper (Cost $3,890,874)	3,890,874
Corporate Notes — 4.3%
	Financials — 4.3%
	Capital Markets — 0.6%
	Macquarie Bank Ltd.
25,000	VAR, 0.713%, 11/29/09 (e)	25,000
60,000	1.975%, 01/15/10 (e)	60,000
		85,000
	Commercial Banks — 2.9%
27,000	Australia & New Zealand Banking Group Ltd., VAR, 0.866%, 10/02/09 (e)	27,000
254,000	Bayerische Landesbank, VAR, 0.327%, 09/24/09	254,000
60,000	Kreditanstalt fuer Wiederaufbau, VAR, 0.554%, 10/21/09	60,000
	Rabobank Nederland N.V.
16,000	VAR, 0.440%, 11/21/09 (e)	16,000
51,000	VAR, 0.684%, 10/09/09 (e)	51,000
		408,000
	FDIC Guaranteed Securities — 0.8%
	Bank of America N.A.
47,000	0.270%, 09/04/09	47,000
25,000	0.700%, 09/04/09 (e)	25,000
25,000	0.730%, 09/01/09 (e)	25,000
23,000	Citibank N.A., VAR, 0.647%, 09/30/09	23,000
		120,000
	Total Corporate Notes (Cost $613,000)	613,000

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Repurchase Agreements — 1.8%
109,336	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $109,337, collateralized by U.S. Government Agency Securities with a value of $11,523	109,336
150,000	Goldman Sachs & Co., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $150,001, collateralized by U.S. Government Agency Securities with a value of $154,500	150,000
	Total Repurchase Agreements (Cost $259,336)	259,336
Sovereign Agency — 0.2%
30,000	Export Development Canada, 1.500%, 01/15/10 (e) (Cost $30,000)	30,000
Time Deposits — 9.3%
200,000	Bayerische Landesbank, 0.250%, 09/01/09	200,000
500,000	Citibank N.A., 0.210%, 09/01/09	500,000
287,000	Commerzbank AG, 0.200%, 09/02/09	287,000
350,000	Landesbank Baden-Wurttemberg, 0.250%, 09/01/09	350,000
	Total Time Deposits (Cost $1,337,000)	1,337,000
U.S. Government Agency Securities — 11.0%
	Federal Home Loan Bank,
23,000	0.550%, 08/05/10	22,994
86,500	0.820%, 04/27/10	86,489
64,000	0.960%, 02/04/10	63,970
100,000	1.020%, 02/26/10	99,979
40,000	DN, 1.729%, 11/23/09 (n)	39,843
56,540	DN, 1.833%, 11/19/09 (n)	56,317
57,000	DN, 1.833%, 11/20/09 (n)	56,772
50,000	VAR, 0.394%, 11/10/09	49,996
33,640	VAR, 0.675%, 09/01/09	33,640
	Federal Home Loan Mortgage Corp.,
53,000	DN, 0.311%, 01/20/10 (n)	52,936
34,000	DN, 0.341%, 02/01/10 (n)	33,951
66,000	DN, 1.729%, 11/18/09 (n)	65,757
57,000	DN, 2.092%, 11/02/09 (n)	56,798
58,000	DN, 2.124%, 11/09/09 (n)	57,769
33,640	VAR, 0.700%, 09/01/09	33,640
	Federal National Mortgage Association,
185,000	DN, 0.705%, 04/09/10 (n)	184,209
56,540	DN, 1.832%, 11/13/09 (n)	56,334
112,000	DN, 2.093%, 11/06/09 (n)	111,579
140,000	VAR, 0.390%, 09/01/09	139,999
130,000	VAR, 0.424%, 10/25/09	129,984
138,000	VAR, 0.454%, 10/21/09	138,000
	Total U.S. Government Agency Securities (Cost $1,570,956)	1,570,956
	Total Investments — 101.4% (Cost $14,506,352)*	14,506,352
	Liabilities in Excess of Other Assets — (1.4)%	(196,762)
	NET ASSETS — 100.0%	$14,309,590

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Corporate Note — 0.1%
	FDIC Guaranteed Securities — 0.1%
169,000	Citibank N.A., VAR, 0.647%, 09/30/09 (Cost $169,000)	169,000
U.S. Government Agency Securities — 69.2%
	Federal Farm Credit Bank — 0.6%
136,000	DN, 2.010%, 11/13/09 (n)	135,457
250,000	VAR, 0.595%, 09/28/09	250,000
300,000	VAR, 0.680%, 09/09/09	300,000
		685,457
	Federal Home Loan Bank — 19.2%
300,000	0.310%, 01/14/10	299,976
350,000	0.310%, 01/15/10	349,971
369,000	0.650%, 06/15/10	368,803
439,500	0.650%, 07/09/10	439,004
217,000	0.870%, 01/26/10	216,921
122,000	0.960%, 02/04/10	121,944
683,400	1.050%, 02/23/10	683,023
250,000	2.250%, 10/02/09	249,756
458,700	3.750%, 01/08/10	462,847
155,000	5.000%, 12/11/09	156,413
400,000	5.250%, 09/11/09	400,480
25,374	DN, 0.110%, 09/01/09 (n)	25,374
1,172,773	DN, 0.165%, 09/18/09 (n)	1,172,681
895,000	DN, 0.205%, 11/06/09 (n)	894,664
425,000	DN, 0.205%, 11/12/09 (n)	424,826
917,461	DN, 0.210%, 09/02/09 (n)	917,456
230,000	DN, 0.210%, 09/16/09 (n)	229,980
1,992,000	DN, 0.235%, 10/14/09 (n)	1,991,441
722,175	DN, 0.270%, 02/24/10 (n)	721,222
199,000	DN, 0.280%, 01/08/10 (n)	198,800
275,000	DN, 0.351%, 10/21/09 (n)	274,866
420,000	DN, 0.362%, 10/01/09 (n)	419,874
437,000	DN, 0.381%, 10/30/09 (n)	436,728
234,500	DN, 0.381%, 03/02/10 (n)	234,049
1,297,000	DN, 0.450%, 09/25/09 (n)	1,296,612
466,000	DN, 0.451%, 09/23/09 (n)	465,872
475,000	DN, 0.451%, 09/28/09 (n)	474,840
390,000	DN, 0.461%, 10/06/09 (n)	389,825
500,000	DN, 0.502%, 01/26/10 (n)	498,979
368,500	DN, 0.512%, 01/12/10 (n)	367,806
202,000	DN, 0.705%, 04/22/10 (n)	201,085
251,000	DN, 0.705%, 04/23/10 (n)	249,858
385,000	DN, 0.705%, 04/26/10 (n)	383,226
393,600	DN, 1.133%, 12/04/09 (n)	392,449
475,000	DN, 1.729%, 11/20/09 (n)	473,205
340,000	VAR, 0.213%, 09/20/09	339,974
275,000	VAR, 0.223%, 10/16/09	274,979
1,205,000	VAR, 0.325%, 09/03/09	1,205,000
190,000	VAR, 0.370%, 09/03/09	190,000
428,900	VAR, 0.380%, 09/03/09	428,900
200,000	VAR, 0.388%, 10/06/09	199,898
72,420	VAR, 0.405%, 10/14/09	72,388
289,000	VAR, 0.540%, 09/03/09	289,000
250,000	VAR, 0.675%, 09/01/09	250,000
500,000	VAR, 0.750%, 09/03/09	500,000
580,000	VAR, 0.805%, 09/03/09	580,000
389,000	VAR, 0.850%, 09/03/09	389,000
		21,603,995
	Federal Home Loan Mortgage Corp. — 26.2%
201,000	3.125%, 02/12/10	203,510
190,000	4.750%, 11/03/09	191,013
498,367	DN, 0.170%, 10/15/09 (n)	498,263
2,892,000	DN, 0.180%, 10/30/09 (n)	2,891,147
25,000	DN, 0.200%, 11/23/09 (n)	24,988
1,148,350	DN, 0.210%, 10/01/09 (n)	1,148,149
1,641,000	DN, 0.210%, 10/02/09 (n)	1,640,703
1,000,000	DN, 0.230%, 10/05/09 (n)	999,783
949,000	DN, 0.234%, 10/13/09 (n)	948,741
857,750	DN, 0.243%, 11/10/09 (n)	857,346
1,291,300	DN, 0.244%, 12/15/09 (n)	1,290,382
438,850	DN, 0.249%, 11/17/09 (n)	438,616
403,800	DN, 0.250%, 12/08/09 (n)	403,525
252,938	DN, 0.250%, 12/09/09 (n)	252,764
500,000	DN, 0.250%, 10/07/09 (n)	499,875
1,000,000	DN, 0.250%, 10/20/09 (n)	999,660
200,000	DN, 0.250%, 10/21/09 (n)	199,930
1,685,000	DN, 0.250%, 02/05/10 (n)	1,683,163
500,000	DN, 0.270%, 09/29/09 (n)	499,895
50,000	DN, 0.270%, 02/22/10 (n)	49,935
1,249,600	DN, 0.272%, 10/19/09 (n)	1,249,147
825,000	DN, 0.280%, 01/20/10 (n)	824,095
399,437	DN, 0.290%, 12/21/09 (n)	399,080
431,000	DN, 0.290%, 12/14/09 (n)	430,639
385,000	DN, 0.300%, 01/25/10 (n)	384,532
130,000	DN, 0.300%, 02/08/10 (n)	129,827
400,700	DN, 0.341%, 02/01/10 (n)	400,121
50,000	DN, 0.341%, 01/06/10 (n)	49,940
145,000	DN, 0.371%, 12/29/09 (n)	144,823
470,000	DN, 0.602%, 09/04/09 (n)	469,976

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — Continued
	Federal Home Loan Mortgage Corp. — Continued
356,800	DN, 0.602%, 09/21/09 (n)	356,681
396,000	DN, 0.602%, 09/22/09 (n)	395,861
396,000	DN, 0.602%, 09/23/09 (n)	395,855
396,000	DN, 0.607%, 09/24/09 (n)	395,847
396,000	DN, 0.607%, 09/25/09 (n)	395,840
500,000	DN, 0.612%, 09/08/09 (n)	499,941
748,000	DN, 0.618%, 09/01/09 (n)	748,000
444,000	DN, 0.622%, 09/02/09 (n)	443,992
135,000	DN, 1.163%, 12/07/09 (n)	134,582
400,000	DN, 1.569%, 09/15/09 (n)	399,759
473,000	DN, 1.574%, 11/19/09 (n)	471,391
400,000	DN, 1.729%, 11/18/09 (n)	398,527
370,000	VAR, 0.242%, 09/18/09	370,000
250,000	VAR, 0.344%, 09/14/09	250,002
1,010,000	VAR, 0.410%, 10/12/09	1,010,000
900,000	VAR, 0.600%, 09/03/09	900,000
496,700	VAR, 0.609%, 10/07/09	496,541
500,000	VAR, 0.630%, 12/03/09	499,849
400,000	VAR, 0.700%, 09/01/09	400,000
475,000	VAR, 0.703%, 09/09/09	474,913
		29,641,149
	Federal National Mortgage Association — 23.2%
580,890	Zero Coupon, 12/01/09	580,584
105,764	Zero Coupon, 10/01/09	105,742
114,778	Zero Coupon, 11/02/09	114,724
50,066	Zero Coupon, 11/02/09	50,042
160,000	3.100%, 02/04/10	161,763
82,000	3.250%, 02/10/10	83,042
1,000,000	DN, 0.170%, 09/21/09 (n)	999,906
2,825,000	DN, 0.210%, 09/17/09 (n)	2,824,736
1,000,000	DN, 0.210%, 09/18/09 (n)	999,901
2,000,000	DN, 0.220%, 12/14/09 (n)	1,998,729
1,207,000	DN, 0.222%, 10/05/09 (n)	1,206,747
3,863,000	DN, 0.250%, 11/17/09 (n)	3,860,934
500,000	DN, 0.270%, 01/11/10 (n)	499,505
23,450	DN, 0.270%, 02/17/10 (n)	23,420
250,000	DN, 0.270%, 02/24/10 (n)	397,475
871,000	DN, 0.280%, 12/15/09 (n)	870,289
161,000	DN, 0.303%, 01/14/10 (n)	160,817
4,004,250	DN, 0.314%, 01/15/10 (n)	3,999,502
235,750	DN, 0.327%, 02/03/10 (n)	235,419
100,000	DN, 0.341%, 01/04/10 (n)	99,882
1,233,758	DN, 0.430%, 02/22/10 (n)	1,231,204
135,000	DN, 0.451%, 09/25/09 (n)	134,959
500,000	DN, 0.622%, 09/09/09 (n)	499,931
250,000	VAR, 0.380%, 09/03/09	250,000
660,000	VAR, 0.390%, 09/01/09	659,997
250,000	VAR, 0.394%, 11/08/09	249,977
377,000	VAR, 0.422%, 11/05/09	376,874
950,000	VAR, 0.424%, 10/25/09	949,830
500,000	VAR, 0.440%, 09/03/09	499,869
495,000	VAR, 0.454%, 10/21/09	495,000
435,000	VAR, 0.470%, 09/03/09	434,746
1,234,000	VAR, 0.660%, 09/03/09	1,234,032
		26,289,578
	Total U.S. Government Agency Securities (Cost $78,220,179)	78,220,179
U.S. Treasury Obligations — 2.5%
	U.S. Treasury Bills — 2.5%
875,000	0.251%, 02/25/10 (n)	873,884
420,000	0.271%, 10/01/09 (n)	419,905
750,000	0.275%, 02/04/10 (n)	749,107
500,000	0.275%, 02/18/10 (n)	499,350
250,000	0.498%, 04/01/10 (n)	249,265
	Total U.S. Treasury Obligations (Cost $2,791,511)	2,791,511
Repurchase Agreements — 28.7%
1,173,894	Bank of America Securities LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,173,901, collateralized by U.S. Government Agency Securities with a value of $1,197,372	1,173,894
439,947	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $439,950, collateralized by U.S. Treasury Securities with a value of $448,746	439,947
3,000,000	Barclays Capital, Inc., 0.160%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,060,000 (m)	3,000,000
4,000,000	Barclays Capital, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $4,000,024, collateralized by U.S. Government Agency Securities with a value of $4,080,000	4,000,000
3,990,000	Citigroup, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $3,990,024, collateralized by U.S. Government Agency Securities with a value of $4,069,800	3,990,000
3,000,000	Credit Suisse First Boston Corp., 0.150%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,069,411	3,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Repurchase Agreements — Continued
	U.S. Treasury Bills — Continued
2,000,000	Credit Suisse First Boston Corp., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,000,012, collateralized by U.S. Government Agency Securities with a value of $2,046,274	2,000,000
3,000,000	Deutsche Bank AG, 0.150%, dated 08/31/09, due 09/03/09, repurchase price $3,000,013, collateralized by U.S. Government Agency Securities with a value of $3,060,000	3,000,000
4,236,393	Deutsche Bank AG, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $4,236,419, collateralized by U.S. Government Agency Securities with a value of $4,321,121	4,236,393
2,500,000	Goldman Sachs, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,500,015, collateralized by U.S. Government Agency Securities with a value of $2,550,000	2,500,000
1,800,000	Morgan Stanley Co., Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $1,800,011, collateralized by U.S. Government Agency Securities with a value of $1,836,000	1,800,000
290,000	RBS Securities, Inc., 0.220%, dated 08/31/09, due 09/01/09, repurchase price $290,002, collateralized by U.S. Government Agency Securities with a value of $298,700	290,000
3,000,000	UBS Warburg LLC, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $3,000,018, collateralized by U.S. Government Agency Securities with a value of $3,060,005	3,000,000
	Total Repurchase Agreements (Cost $32,430,234)	32,430,234
	Total Investments — 100.5% (Cost $113,610,924)*	113,610,924
	Liabilities in Excess of Other Assets — (0.5)%	(567,741)
	NET ASSETS — 100.0%	$113,043,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 54.5%
	U.S. Treasury Bills — 51.3%
284,000	0.109%, 09/03/09 (n)	283,998
1,565,000	0.147%, 10/29/09 (n)	1,564,540
1,284,750	0.180%, 10/15/09 (n)	1,284,467
2,900,000	0.185%, 10/01/09 (n)	2,899,553
720,000	0.253%, 10/08/09 (n)	719,813
325,000	0.280%, 01/07/10 (n)	324,677
85,000	0.306%, 11/27/09 (n)	84,937
225,000	0.311%, 11/05/09 (n)	224,874
2,994	0.321%, 12/24/09 (n)	2,991
4,936	0.368%, 09/17/09 (n)	4,935
203,292	0.440%, 09/10/09 (n)	203,270
450,000	0.444%, 08/26/10 (n)	448,018
225,000	0.450%, 06/03/10 (n)	224,231
1,650,000	0.483%, 10/22/09 (n)	1,648,874
250,000	0.487%, 07/29/10 (n)	248,886
200,000	0.498%, 04/01/10 (n)	199,416
300,000	0.518%, 05/06/10 (n)	298,940
400,000	0.535%, 06/10/10 (n)	398,331
300,000	0.623%, 11/19/09 (n)	299,592
100,000	0.654%, 03/11/10 (n)	99,655
345,000	0.689%, 12/17/09 (n)	344,297
250,000	1.979%, 09/24/09 (n)	249,690
		12,057,985
	U.S. Treasury Notes — 3.2%
75,000	2.375%, 08/31/10	76,353
300,000	2.875%, 06/30/10	305,717
200,000	3.125%, 11/30/09	201,394
175,000	3.250%, 12/31/09	176,725
		760,189
	Total U.S. Treasury Obligations (Cost $12,818,174)	12,818,174
Repurchase Agreements — 47.4%
294,920	Bank Of America, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $294,922, collateralized by U.S. Treasury Securities with a value of $300,818	294,920
2,960,053	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $2,960,071, collateralized by U.S. Treasury Securities with a value of $3,019,254 (m)	2,960,053
2,000,000	Credit Suisse First Boston Corp., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $2,000,010, collateralized by U.S. Treasury Securities with a value of $2,040,000	2,000,000
500,000	Deutsche Bank AG, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $500,003, collateralized by U.S. Treasury Securities with a value of $510,000	500,000
287,544	Goldman Sachs, 0.120%, dated 08/31/09, due 09/01/09, repurchase price $287,545, collateralized by U.S. Treasury Securities with a value of $293,295	287,544
2,850,000	HSBC Securities, Inc., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $2,850,015, collateralized by U.S. Treasury Securities with a value of $2,907,002	2,850,000
750,000	RBS Securities, Inc., 0.190%, dated 08/31/09, due 09/01/09, repurchase price $750,004, collateralized by U.S. Treasury Securities with a value of $765,002	750,000
1,500,000	UBS Warburg LLC Repo, 0.190%, dated 08/31/09, due 09/01/09, repurchase price $1,500,008, collateralized by U.S. Treasury Securities with a value of $1,530,002	1,500,000
	Total Repurchase Agreements (Cost $11,142,517)	11,142,517
	Total Investments — 101.9% (Cost $23,960,691)*	23,960,691
	Liabilities in Excess of Other Assets — (1.9)%	(451,791)
	NET ASSETS — 100.0%	$23,508,900

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   25

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 76.9%
	Federal Farm Credit Bank — 4.3%
200,000	0.396%, 05/03/10	199,464
75,000	DN, 0.908%, 12/11/09 (n)	74,811
250,000	DN, 1.626%, 12/01/09 (n)	248,989
35,000	DN, 2.010%, 11/13/09 (m)(n)	34,860
100,000	VAR, 0.595%, 09/28/09	100,000
		658,124
	Federal Home Loan Bank — 72.6%
100,000	0.310%, 01/14/10	99,992
100,000	0.310%, 01/15/10	99,992
60,000	0.650%, 06/15/10	59,968
60,000	0.650%, 07/09/10	59,932
100,000	0.800%, 04/23/10	99,994
100,000	0.870%, 01/26/10	99,964
50,000	0.875%, 04/16/10	50,124
75,000	0.960%, 02/04/10	74,965
150,000	1.050%, 02/23/10	149,917
95,000	1.100%, 03/19/10	94,984
53,000	2.250%, 10/02/09	53,001
100,000	3.750%, 01/08/10	100,904
45,000	3.875%, 02/12/10	45,712
35,000	5.000%, 12/11/09	35,319
867,225	DN, 0.091%, 09/01/09 (n)	867,225
400,000	DN, 0.140%, 09/21/09 (n)	399,969
1,031,000	DN, 0.141%, 09/04/09 (n)	1,030,988
816,000	DN, 0.165%, 09/18/09 (n)	815,933
777,671	DN, 0.170%, 09/02/09 (n)	777,667
47,000	DN, 0.200%, 09/11/09 (n)	46,997
370,000	DN, 0.205%, 11/12/09 (n)	369,847
448,000	DN, 0.209%, 11/04/09 (n)	447,834
197,034	DN, 0.210%, 09/16/09 (n)	197,018
166,000	DN, 0.220%, 10/02/09 (n)	165,969
100,000	DN, 0.235%, 10/14/09 (n)	99,972
150,000	DN, 0.240%, 09/28/09 (n)	149,973
34,810	DN, 0.250%, 10/19/09 (n)	34,798
150,000	DN, 0.270%, 02/24/10 (n)	149,802
266,000	DN, 0.320%, 10/28/09 (n)	265,866
100,000	DN, 0.341%, 02/18/10 (n)	99,839
286,508	DN, 0.348%, 10/09/09 (n)	286,403
153,750	DN, 0.376%, 01/04/10 (n)	153,550
90,000	DN, 0.381%, 10/30/09 (n)	89,944
200,000	DN, 0.381%, 03/02/10 (n)	199,616
530,000	DN, 0.435%, 09/09/09 (n)	529,949
219,500	DN, 0.450%, 09/25/09 (n)	219,434
90,000	DN, 0.461%, 10/06/09 (n)	89,960
50,000	DN, 0.481%, 09/30/09 (n)	49,981
21,500	DN, 0.512%, 01/12/10 (n)	21,459
37,000	DN, 0.705%, 04/22/10 (n)	36,832
37,500	DN, 0.705%, 04/23/10 (n)	37,329
100,000	DN, 1.133%, 12/04/09 (n)	99,708
10,250	DN, 1.313%, 09/03/09 (n)	10,249
150,000	VAR, 0.213%, 09/20/09	149,989
150,000	VAR, 0.223%, 10/16/09	149,989
200,000	VAR, 0.325%, 09/03/09	200,000
475,000	VAR, 0.380%, 09/03/09	474,976
500,000	VAR, 0.500%, 09/03/09	500,000
100,000	VAR, 0.590%, 09/03/09	100,000
150,000	VAR, 0.675%, 09/03/09	150,000
135,000	VAR, 0.805%, 09/03/09	135,000
90,000	VAR, 0.850%, 09/03/09	90,000
100,000	VAR, 0.870%, 09/03/09	100,000
150,000	VAR, 0.940%, 09/03/09	150,000
		11,068,833
	Total U.S. Government Agency Securities (Cost $11,726,957)	11,726,957
U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bills — 21.7% (n)
760,000	0.166%, 09/17/09	759,944
500,000	0.175%, 09/10/09	499,978
400,000	0.180%, 09/24/09	399,954
503,161	0.186%, 11/19/09	502,956
400,000	0.192%, 10/08/09	399,921
100,000	0.262%, 02/25/10	99,871
200,000	0.271%, 10/01/09	199,955
245,000	0.275%, 02/04/10	244,708
100,000	0.295%, 02/11/10	99,867
100,000	0.421%, 09/15/09	99,984
		3,307,138
	U.S. Treasury Notes — 1.4%
204,000	3.250%, 12/31/09	206,051
	Total U.S. Treasury Obligations (Cost $3,513,189)	3,513,189
	Total Investments — 100.0% (Cost $15,240,146)*	15,240,146
	Other Assets in Excess of Liabilities — 0.0%	5,197
	NET ASSETS — 100.0%	$15,245,343

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 105.0%
	U.S. Treasury Bills — 103.5%
1,000,000	0.000%, 12/03/09 (n)	999,618
1,340,911	0.143%, 09/03/09 (m) (n)	1,340,900
2,200,000	0.147%, 10/29/09 (n)	2,199,388
300,000	0.151%, 11/12/09 (n)	299,909
1,634,600	0.163%, 10/15/09 (n)	1,634,274
2,050,000	0.185%, 10/01/09 (n)	2,049,681
1,000,000	0.191%, 11/05/09 (n)	999,656
300,000	0.251%, 02/25/10 (n)	299,631
2,000,000	0.253%, 10/08/09 (n)	1,999,619
1,460,000	0.368%, 09/17/09 (n)	1,459,913
500,000	0.381%, 09/15/09 (n)	499,926
469,907	0.415%, 11/19/09 (n)	469,480
3,275,000	0.428%, 10/22/09 (n)	3,273,021
1,310,000	0.440%, 09/10/09 (n)	1,309,952
225,000	0.487%, 07/29/10 (n)	224,002
350,000	0.497%, 04/01/10 (n)	348,980
300,000	0.535%, 06/10/10 (n)	298,731
50,000	0.684%, 12/17/09 (n)	49,899
832,995	1.979%, 09/24/09 (n)	832,903
		20,589,483
	U.S. Treasury Notes — 1.5%
75,000	2.375%, 08/31/10	76,353
25,000	3.250%, 12/31/09	25,240
200,000	3.375%, 09/15/09	200,240
		301,833
	Total Investments — 105.0% (Cost $20,891,316)*	20,891,316
	Liabilities in Excess of Other Assets — (5.0)%	(1,000,903)
	NET ASSETS — 100.0%	$19,890,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 97.6%
	Alabama — 0.1%
9,900	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,900
3,410	Mobile County IDA, PCR, Exxon-Mobil Project, Rev., VRDO, 0.120%, 09/02/09	3,410
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 09/02/09	4,000
		17,310
	Alaska — 0.7%
	Alaska Housing Finance Corp.,
11,005	Series 1407, Rev., VRDO, GNMA/FNMA, 0.550%, 09/02/09	11,005
13,500	Series A, Rev., VRDO, 0.200%, 09/02/09	13,500
20,000	Series B, Rev., VRDO, 0.150%, 09/02/09	20,000
30,950	Series B, Rev., VRDO, 0.190%, 09/01/09	30,950
20,000	Series D, Rev., VRDO, 0.390%, 09/02/09	20,000
10,270	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	10,270
15,000	Alaska Industrial Development & Export Authority, Greater Fairbanks, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.260%, 09/02/09	15,000
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
12,930	Rev., VRDO, 0.080%, 09/01/09	12,930
31,900	Series A, Rev., VRDO, 0.070%, 09/01/09	31,900
24,600	Series B , Rev., VRDO, 0.070%, 09/01/09	24,600
		190,155
	Arizona — 1.1%
	Apache County IDA, Tucson Electric Power Co.,
57,600	Series 83-B, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	57,600
10,500	Series 83-C, Rev., VRDO, LOC: Bank of New York N.A., 0.290%, 09/02/09	10,500
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.290%, 09/02/09	7,700
40,000	Arizona School District Financing Program, COP, TAN, 2.000%, 07/30/10	40,526
39,170	Dexia Credit Local Certificates Trust, Series 2008-064, GO, VRDO, LIQ: Dexia Credit Local, 1.200%, 09/03/09	39,170
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	7,160
7,500	Maricopa County IDA, Valley Of The Sun YMCA, Rev., VRDO, LOC: U.S. Bank N.A., 0.230%, 09/03/09	7,500
15,760	Phoenix Civic Improvement Corp., Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.420%, 09/03/09 (e)	15,760
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	2,000
10,770	Pima County, Series PZ-195, GO, VRDO, FGIC, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	10,770
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 0.700%, 09/03/09	25,585
35,535	Sun Devil Energy Center, LLC, Arizona State University Project, Rev., VRDO, AGC, 0.640%, 09/02/09	35,535
7,865	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.480%, 09/02/09	7,865
		311,171
	California — 6.6%
10,300	Abag Finance Authority for Nonprofit Corps., Charleston Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.200%, 09/01/09 (m)	10,300
2,385	Abag Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.450%, 09/03/09 (m)	2,385
68,080	Abag Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 0.120%, 09/01/09 (m)	68,080
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09 (m)	4,000
7,600	Austin Trust Various States, Series 2007-1021, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	7,600
	Bay Area Toll Authority,
15,000	Series B-1, Rev., VRDO, 0.200%, 09/02/09	15,000
38,000	Series D-1, Rev., VRDO, 0.100%, 09/02/09	38,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
5,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	5,200
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 0.150%, 09/02/09	3,985
29,100	California Health Facilities Financing Authority, Stanford Hospital, Series B-1, Rev., VRDO, 0.140%, 09/02/09	29,100
	California Housing Finance Agency,
16,555	Series 1418-R, Rev., VRDO, 0.510%, 09/02/09	16,555
4,480	Series 1419-R, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.510%, 09/02/09	4,480
	California Housing Finance Agency, Home Mortgage,
10,000	Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	10,000
44,065	Series J, Rev., VRDO, FSA, LIQ: Lloyds TSB Bank plc, 0.330%, 09/01/09	44,065
5,000	Series K, Rev., VRDO, AMT, 0.700%, 09/01/09	5,000
9,500	Series M, Rev., VRDO, AMT, 1.000%, 09/01/09	9,500
450	California Housing Finance Agency, Multi-Family Housing, Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	450
2,300	California Infrastructure & Economic Development Bank, Contemporary Jewish Museum, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	2,300
120	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.500%, 09/02/09	120
9,650	California Infrastructure & Economic Development Bank, IDR, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	9,650
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.420%, 09/02/09	1,610
	California Infrastructure & Economic Development Bank, Pacific Gas & Electric,
24,750	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.290%, 09/02/09	24,750
13,000	Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	13,000
10,455	California Municipal Finance Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.070%, 09/01/09	10,455
24,705	California Municipal Finance Authority, Exxonmobil Project, 0.090%, 09/01/09	24,705
4,500	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.200%, 09/01/09	4,500
7,500	California Pollution Control Financing Authority, Exxon Project, Rev., VRDO, 0.060%, 09/01/09	7,500
13,895	California Pollution Control Financing Authority, Exxonmobil Project, 0.090%, 09/01/09	13,895
23,145	California Rural Home Mortgage Finance Authority, Home Buyers Fund, Series ROCS-RR-II-R-11647, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	23,145
88,455	California State University, Series ROCS-RR-II-R-12250, Rev., VRDO, FSA-CR AMBAC, 0.940%, 09/03/09 (e)	88,455
50,000	California State University, EAGLE, Class A, Rev., VRDO, BHAC-CR, NATL-RE, 0.440%, 09/03/09	50,000
	California Statewide Communities Development Authority,
10,595	Series 176, COP, VRDO, FSA, LIQ: Morgan Stanley Dean Witter, 0.290%, 09/03/09	10,595
17,117	Series 2554, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09	17,117
34,965	Series 3046, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09 (e)	34,965
18,000	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	18,000
21,800	Series L, Rev., VRDO, 0.210%, 09/02/09	21,800
12,000	California Statewide Communities Development Authority, Chevron USA, Inc., Project, Rev., VRDO, 0.070%, 09/01/09	12,000
2,900	California Statewide Communities Development Authority, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: Federal Home Loan Bank, 0.250%, 09/02/09	2,900
	California Statewide Communities Development Authority, Kaiser Permanente,
35,500	Series A, Rev., VRDO, 0.210%, 09/01/09	35,500
46,015	Series B, Rev., VRDO, 0.210%, 09/01/09	46,015
20,000	Series C, Rev., VAR, 3.000%, 04/01/10	20,422
35,700	Series M, Rev., VRDO, 0.210%, 09/01/09	35,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	3,420
10,850	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	10,850
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/03/09	9,750
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/03/09	3,950
1,200	City of Irvine, Improvement Bond Act of 1915, No. 89-10, Special Assessment, VRDO, LOC: Bayerische Hypo-Und Vereinsbank A.G., 0.100%, 09/01/09	1,200
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	4,800
1,800	City of Los Angeles, Multi-Family Housing, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.310%, 09/01/09	1,800
31,335	City of Modesto, Series A, COP, VRDO, AGC, 0.410%, 09/02/09	31,335
21,310	City of San Francisco & County Public Utilities Commission, Series 2190, Rev., VRDO, FSA, LIQ: Wells Fargo Bank N.A., 0.390%, 09/03/09	21,310
10,000	Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of Canada N.A., 0.230%, 09/03/09	10,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.320%, 09/02/09	6,995
11,945	Series DB-332, GO, VRDO, LIQ: Deutsche Bank A.G., 0.310%, 09/02/09	11,945
15,750	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.310%, 09/02/09	15,750
53,895	Dexia Credit Local Certificates Trust, Series 2008-065, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.200%, 09/03/09	53,895
11,695	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.210%, 09/03/09	11,695
13,420	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.270%, 09/02/09	13,420
13,820	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.270%, 09/03/09	13,820
5,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	5,100
	Irvine Ranch Water District,
8,500	Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.130%, 09/02/09	8,500
4,100	Series B, Rev., VRDO, LOC: Helaba, 0.080%, 09/01/09	4,100
29,200	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.080%, 09/01/09	29,200
6,980	Irvine Ranch Water District, Construction Improvement Districts, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.080%, 09/01/09	6,980
20,000	Irvine Unified School District, Community Facilities District 06-1-NTS, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	20,000
11,665	Long Beach Bond Finance Authority, Series 2094, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/02/09	11,665
	Los Angeles Community College District,
22,500	Series ROCS-RR-II-R-11768, GO, VRDO, FSA-CR-FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	22,500
16,600	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	16,600
3,800	Los Angeles Department of Water & Power, Subseries B-6, Rev., VRDO, 0.100%, 09/01/09	3,800
13,100	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX2, Rev., VRDO, LOC: Societe Generale, 0.170%, 09/01/09	13,100
34,525	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.990%, 09/03/09	34,525
	Metropolitan Water District of Southern California,
10,230	Series 3002, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.290%, 09/03/09 (e)	10,230

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
20,955	Series A-1, Rev., VRDO, 0.240%, 09/03/09	20,955
3,800	Series B-3, Rev., VRDO, 0.110%, 09/01/09	3,800
8,930	Series C, Rev., VRDO, 0.300%, 09/03/09	8,930
13,600	Series C-1, Rev., VRDO, 0.080%, 09/01/09	13,600
11,430	Series C-2, Rev., VRDO, 0.080%, 09/01/09	11,430
12,510	Northern California Power Agency, Hydro-Electric Project, Series A, Rev., LOC: Dexia Credit Local, 0.350%, 09/02/09	12,510
2,200	Orange County, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/03/09	2,200
12,285	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	12,285
	Puttable Floating Option Tax-Exempt Receipts,
45,930	Series MT-400, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.810%, 09/02/09	45,930
16,075	Series MT-510, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.810%, 09/02/09	16,075
14,935	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.610%, 09/02/09	14,935
11,125	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Vereinsbank, 0.380%, 09/02/09	11,125
8,355	Series PT-4161, Rev., VRDO, 0.610%, 09/02/09	8,355
10,100	Sacramento Regional County Sanitation District, Sub Lien, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	10,100
	San Diego Community College District,
7,080	Series ROCS-RR-II-R-11771, GO, VRDO, FSA, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	7,080
21,455	Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	21,455
9,900	San Francisco Bay Area Transit Financing Authority, EAGLE, Class A, GO, VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	9,900
5,760	San Francisco City & County Airports Commission, Series PT-3759, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch Capital Services, 0.760%, 09/02/09	5,760
11,350	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.450%, 09/02/09	11,350
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.450%, 09/03/09	1,800
50,000	Southern California Public Power Authority, Rev., VRDO, LOC: KBC Bank N.V., 0.210%, 09/02/09	50,000
34,000	Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 2.500%, 12/02/09	34,127
21,800	Southern California Public Power Authority, Palo Verde, Subseries B, Rev., VRDO, LOC: Dexia Credit Local, 0.350%, 09/02/09	21,800
32,845	Southern California Public Power Authority, Southern Transmission Project, Series A, Rev., VRDO, FSA, 0.550%, 09/02/09	32,845
	State of California,
24,600	Series B, Subseries B-1, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	24,600
30,700	Series B-2, GO, VRDO, LOC: BNP Paribas, 0.230%, 09/02/09	30,700
8,200	Series B-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	8,200
6,600	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.230%, 09/03/09	6,600
25,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	25,300
50,390	State of California, Kindergarten/University, Series A-4, GO, VRDO, LOC: Citibank N.A., 0.120%, 09/01/09	50,390
1,650	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.310%, 09/03/09	1,650
35,000	Turlock Irrigation District, First Priority, Rev., 1.500%, 06/08/10	35,254
11,500	University of California Regents Medical Center, Series B-2, Rev., VRDO, 0.080%, 09/01/09	11,500
24,000	Walnut Energy Center Authority, Series A, Rev., VAR, 1.500%, 06/08/10	24,155
	Wells Fargo Stage Trust,
9,740	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Company, 0.250%, 09/03/09 (e)	9,740
7,000	Series 2008-7C, Rev., VRDO, NATL-RE, 0.250%, 09/03/09 (e)	7,000
29,000	Westlands Water District, Series A, COP, VRDO, LOC: Dexia Credit Local, 0.350%, 09/02/09	29,000
		1,867,470
	Colorado — 2.0%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.290%, 09/03/09	15,010
29,530	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 0.550%, 09/03/09	29,530
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 0.180%, 09/03/09	3,150

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.230%, 09/03/09	1,000
21,000	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Rev., VRDO, 0.330%, 09/03/09	21,000
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/01/09	19,400
34,420	Colorado Health Facilities Authority, Sisters Charity, Series A, Rev., VRDO, 0.300%, 09/02/09	34,420
	Colorado Housing & Finance Authority,
17,030	Series AA-3, Class I, Rev., VRDO, 0.300%, 09/02/09	17,030
15,000	Series C2, Class I, Rev., VRDO, LIQ: Federal Home Loan Bank, 0.300%, 09/02/09	15,000
	Colorado Housing & Finance Authority, Multi-Family Housing Project,
11,745	Class I-B3, Rev., VRDO, 0.300%, 09/02/09	11,745
1,885	Series A-4, Class I, Rev., VRDO, 0.300%, 09/02/09	1,885
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Class I, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	1,600
	Colorado State Education Loan Program,
80,000	TRAN, 1.500%, 08/12/10	80,719
25,000	TRAN, 2.000%, 08/12/10	25,341
	Denver City & County, Airport,
40,980	Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	40,980
38,800	Subseries C1, Rev., VRDO, AMT, LOC: KBC Bank N.V., 0.330%, 09/02/09	38,800
74,100	Subseries G1, Rev., VRDO , AGC, 0.180%, 09/01/09	74,100
74,100	Subseries G2, Rev., VRDO , AGC, 0.180%, 09/01/09	74,100
4,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-687, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	4,995
11,275	Moffat County, Tri-State Generation Association Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	11,275
50,000	State of Colorado, Series A, GO, TRAN, 2.000%, 06/25/10	50,628
		571,708
	Connecticut — 0.9%
21,525	City of Waterbury, Series B, GO, BAN, 2.500%, 09/01/10	21,844
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
20,000	Series A-3, Rev., VRDO, AMT, AMBAC, 0.360%, 09/03/09	20,000
47,100	Series B-3, Rev., VRDO, AMBAC, 0.360%, 09/03/09	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 0.380%, 09/03/09	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 0.260%, 09/03/09	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 0.380%, 09/03/09	32,500
11,600	Series E, Rev., VRDO, AMT, 0.200%, 09/01/09	11,600
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 0.300%, 09/03/09	900
45,000	Connecticut State Health & Educational Facility Authority, University of New Haven, Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/03/09	45,000
14,000	Connecticut State Health & Educational Facility Authority, Wesleyan University, Series D, Rev., VRDO, 0.330%, 09/02/09	14,000
17,500	State of Connecticut, Series A, GO, BAN, 2.000%, 04/28/10	17,674
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	17,060
		257,508
	Delaware — 0.4%
18,650	Delaware State Health Facilities Authority, Beebe Medical Center Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.290%, 09/04/09	18,650
33,615	Kent County, Delaware State University Student Housing, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	33,615
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/03/09	15,000
	University of Delaware,
33,175	Rev., VRDO, 0.180%, 09/01/09	33,175
9,645	Series B, Rev., VRDO, 0.150%, 09/01/09	9,645
300	Series B, Rev., VRDO, 0.180%, 09/01/09	300
		110,385

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	District of Columbia — 1.4%
	District of Columbia,
72,000	GO, TRAN, 2.500%, 09/30/09	72,080
92,820	Series D, GO, VRDO, LOC: Dexia Credit Local, 0.430%, 09/03/09	92,820
3,010	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	3,010
15,265	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	15,265
2,230	District of Columbia, American Psychology Association, Rev., VRDO, 0.350%, 09/03/09	2,230
14,675	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,675
7,500	District of Columbia, Enterprise Zone, House on F Street Project , Rev., VRDO, LOC: Bank of New York N.A., 0.500%, 09/03/09	7,500
31,360	District of Columbia, MERLOTS, Series B-34, GO, VRDO, FSA, 0.270%, 09/02/09	31,360
1,760	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	1,760
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 0.270%, 09/02/09	23,770
1,800	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	1,800
20,000	District of Columbia, The American University, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	20,000
31,000	District of Columbia, The Pew Charitable Trust, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	31,000
16,050	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/03/09	16,050
27,825	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	27,825
15,275	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,275
31,310	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	31,310
		407,730
	Florida — 5.7%
45,000	Alachua County Health Facilities Authority, Series 2654, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (m)	45,000
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	11,150
	Austin Trust Various States,
12,450	Series 2007-340, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	12,450
43,660	Series 2008-346, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	43,660
4,600	Broward County Educational Facilities Authority, Nova Southeastern University, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	4,600
23,335	Broward County School Board, COP, VRDO, FSA, 0.330%, 09/03/09	23,335
8,855	City of Fort Myers, Series 2077 , Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.330%, 09/03/09 (e)	8,855
81,390	City of West Palm Beach, Series C, Rev., VRDO, AGC, 0.650%, 09/02/09	81,390
32,550	County of Escambia, Gulf Power Company, Rev., VRDO, 1.500%, 06/11/10	32,550
	Deutsche Bank Spears/Lifers Trust Various States,
6,110	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	6,110
106,645	Series DB-459, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	106,645
	Eclipse Funding Trust, Solar Eclipse,
8,390	Series 2006-0043, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09 (e)	8,390
20,840	Series 2007-0051, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	20,840
24,150	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09 (e)	24,150
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,230	Series 2006-0049, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,230
9,890	Series 2007-0045, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.160%, 09/01/09	9,890

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
10,665	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,665
18,970	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	18,970
8,660	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	8,660
35,575	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	35,575
5,900	Florida Gulf Coast University Finance Corp., Student Union Project , Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.340%, 09/03/09	5,900
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Series FF, Rev., VRDO, FNMA, LIQ: FNMA, 0.230%, 09/02/09	6,350
8,900	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.330%, 09/02/09	8,900
8,225	Florida Housing Finance Corp., Monterey Lake, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.300%, 09/02/09	8,225
5,000	Florida Municipal Power Agency, All Requirements Supply, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	5,000
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Mercantile Bank of Michigan, 0.280%, 09/03/09	8,000
	Jacksonville Health Facilities Authority,
34,040	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	34,040
4,165	Series C, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	4,165
	JEA, Electric Systems,
28,850	Series 3C-2, Rev., VRDO, 0.170%, 09/03/09	28,850
32,005	Subseries D, Rev., VRDO, 0.350%, 09/02/09	32,005
15,000	JEA, Water & Sewer Systems, Series A-2, Rev., VRDO, 0.270%, 09/02/09	15,000
11,600	Lee Memorial Health System, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	11,600
1,570	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 0.270%, 09/02/09	1,570
10,000	Miami-Dade County, Series 3041, Rev., VRDO, BHAC-CR, ACG-ICC, XLCA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	10,000
	Miami-Dade County, Aviation, EAGLE,
17,120	Series 2006-0029, Class A, Rev., VRDO, BHAC, FSA-CR, FGIC, LIQ: Citibank N.A., 0.440%, 09/03/09	17,120
9,900	Series 2006-0040, Class A, Rev., VRDO, BHAC, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.520%, 09/03/09	9,900
66,365	Series 2007-126, Class A, Rev., VRDO, BHAC, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.520%, 09/03/09	66,365
22,540	Miami-Dade County, Transit System, Series 2006-0101, Class A, Rev., VRDO, AGC-ICC, XLCA, LIQ: Citibank N.A., 0.490%, 09/03/09	22,540
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project , Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	6,700
22,285	Orange County, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.330%, 09/03/09	22,285
12,080	Orange County Health Facilities Authority, Orlando Regional Healthcare Systems, Series A-1, Rev., VRDO, FSA, 0.400%, 09/01/09	12,080
7,845	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	7,845
9,601	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FHLMC, 0.330%, 09/02/09	9,601
3,620	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/02/09	3,620
47,490	Orange County IDA, Diocese Orlando Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	47,490
	Orlando & Orange County Expressway Authority,
26,260	Series C-1, Rev., VRDO, FSA, 0.550%, 09/03/09	26,260
49,225	Subseries B-1, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/03/09	49,225
129,760	Subseries B-3, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	129,760
97,620	Subseries B-4, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	97,620

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
7,180	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	7,180
87,190	Pasco County School Board, Series A, COP, VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	87,190
	Pinellas County Health Facility Authority, Baycare Health System,
18,250	Series A-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 09/01/09	18,250
75,215	Series B-1, Rev., VRDO, FSA, 0.550%, 09/02/09	75,215
885	Pinellas County Housing Finance Authority, Series MT-009, Rev., VRDO, 0.730%, 09/02/09	885
80,175	Sarasota County Public Hospital District, Sarasota Memorial Hospital, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.300%, 09/02/09	80,175
21,125	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	21,125
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 0.270%, 09/02/09	8,265
12,900	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/03/09	12,900
	Volusia County Health Facilities Authority,
26,945	Series MT-151, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	26,945
37,755	Series MT-317, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	37,755
		1,608,016
	Georgia — 1.6%
4,985	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 0.550%, 09/03/09	4,985
1,400	Bartow County Development Authority, Georgia Power Co., Bowen, Second Series, Series 2, Rev., VRDO, 0.220%, 09/01/09	1,400
62,660	City of Atlanta, EAGLE, Class A, Rev., VRDO, BHAC, FSA, LIQ: Citibank N.A., 0.440%, 09/03/09	62,660
14,000	Cobb County Development Authority, Whitefield Academy, Inc. Project, Rev., VRDO, LOC: RBC Centura Bank, 0.640%, 09/02/09	14,000
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	3,400
8,980	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	8,980
8,660	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	8,660
11,645	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	11,645
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/03/09	10,735
23,415	DeKalb Newton & Gwinnett Counties Joint Development Authority, GPC Real Estate Student I, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	23,415
15,220	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,220
21,445	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	21,445
9,900	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,900
6,960	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,960
20,425	Fulton County Hospital Authority, Northside Hospital Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	20,425
5,010	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/03/09	5,010
5,671	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 0.280%, 09/02/09	5,671
9,450	Gwinnett County Water & Sewerage Authority, Series A, Rev., VRDO, 0.280%, 09/02/09	9,450
13,990	Gwinnett County Water & Sewerage Authority, MERLOTS, Series K15, Rev., VRDO, 0.270%, 09/02/09	13,990

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
16,640	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.290%, 09/03/09	16,640
600	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/02/09	600
20,560	Municipal Electric Authority of Georgia, Series A, Rev., BAN, 1.250%, 05/07/10	20,615
	Private Colleges & Universities Authority, Emory University,
17,300	Series C-1, Rev., VRDO, 0.160%, 09/02/09	17,300
22,500	Series C-3, Rev., VRDO, 0.170%, 09/03/09	22,500
11,400	Series C-4, Rev., VRDO, 0.170%, 09/03/09	11,400
35,000	Richmond County Development Authority, MCG Health, Inc. Project, Series A, Rev., VRDO, LOC: UBS A.G., 0.220%, 09/02/09	35,000
17,135	Savannah EDA, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	17,135
54,569	State of Georgia, Series H-2, GO, VRDO, 0.280%, 09/03/09	54,569
		453,710
	Hawaii — 0.2%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,885	Series 2006-0096, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	13,885
9,365	Series 2006-0123, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,365
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 0.330%, 09/03/09	19,485
11,857	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank of Canada, 0.550%, 09/02/09	11,857
14,225	University of Hawaii, Series PZ-193, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	14,225
		68,817
	Idaho — 0.6%
	Idaho Housing & Finance Association, Single Family Mortgage,
58,955	Series A, Class I, Rev., VRDO, 0.250%, 09/02/09	58,955
57,000	Series B, Class I, Rev., VRDO, 0.250%, 09/02/09	57,000
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.400%, 09/02/09	15,000
22,000	Series F-1, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.400%, 09/02/09	22,000
9,685	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.300%, 09/03/09	9,685
		162,640
	Illinois — 3.3%
	Chicago O’Hare International Airport,
17,555	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Citibank N.A., 0.490%, 09/03/09	17,555
26,765	Series ROCS-RR-II-R-12245, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09 (e)	26,765
31,680	Series ROCS-RR-II-R-12246, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.790%, 09/03/09 (e)	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.340%, 09/02/09	2,500
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.350%, 09/02/09	5,000
	City of Chicago,
15,320	Series ROCS-RR-II-R-10260, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.190%, 09/01/09	15,320
20,000	Subseries 04-1, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.290%, 09/03/09	20,000
10,000	Subseries 04-2, Rev., VRDO, LOC: California Public Employee Retirement Fund, 0.290%, 09/03/09	10,000
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, Rev., VRDO, LOC: Bank of New York N.A., 0.170%, 09/01/09	10,380
	Deutsche Bank Spears/Lifers Trust Various States,
23,025	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	23,025
21,590	Series DB-309, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	21,590
14,675	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	14,675
11,010	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	11,010
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	5,235

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
15,615	Series DB-475, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	15,615
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,210	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.270%, 09/02/09	9,210
10,325	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	10,325
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,445	Series 2006-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	27,445
41,490	Series 2006-0104, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.160%, 09/01/09 (e)	41,490
51,740	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	51,740
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.330%, 09/03/09	4,300
3,900	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 0.330%, 09/03/09	3,900
29,240	Illinois Finance Authority, Series 3089, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	29,240
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.280%, 09/03/09	11,380
14,300	Illinois Finance Authority, Healthcare System, Series B, Rev., VRDO, LOC: National City Bank, 0.270%, 09/02/09	14,300
3,286	Illinois Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	3,286
15,000	Illinois Finance Authority, Loyola University Health System, Series B , Rev., VRDO, LOC: Harris N.A., 0.220%, 09/02/09	15,000
8,500	Illinois Finance Authority, North Central College, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	8,500
24,500	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 0.210%, 09/03/09	24,500
14,200	Illinois Finance Authority, OSF Healthcare System, Series G, Rev., VRDO, LOC: Wachovia Bank N.A., 0.170%, 09/01/09	14,200
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.400%, 09/02/09	10,000
9,500	Illinois Finance Authority, St. Vincents Conservatory, Series A, Rev., VRDO, 0.730%, 03/03/10	9,500
2,715	Illinois Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.600%, 09/02/09	2,715
8,261	Illinois Finance Authority, University of Chicago, Series B, Rev., VRDO, 0.240%, 09/03/09	8,261
16,263	Illinois Health Facilities Authority, Advocate Health Care Network, Series C, Rev., VRDO, 0.770%, 02/26/10	16,263
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/01/09	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.310%, 09/02/09	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.420%, 09/02/09	7,500
6,630	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 0.400%, 09/03/09	6,630
79,700	Illinois State Toll Highway Authority,
	Series B, Rev., VRDO, FSA, 0.450%, 09/03/09	79,700
50,500	Illinois State Toll Highway Authority, Senior Priority, Series A-1, Rev., VRDO, 0.330%, 09/03/09	50,500
18,120	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	18,120
16,245	Joliet Regional Port District, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	16,245
1,840	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: Harris Trust & Savings Bank, 0.780%, 09/03/09	1,840
74,065	Regional Transportation Authority, Series DCL-020, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	74,065
	State of Illinois,
19,170	Series ROCS-RR-II-R-12020, GO, VRDO, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.790%, 09/03/09	19,170
13,425	Series ROCS-RR-II-R-12249, GO, VRDO, FSA, 0.390%, 09/03/09 (e)	13,425
30,555	State of Illinois, MERLOTS, Series B05, GO, VRDO, NATL-RE, 0.270%, 09/02/09	30,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
18,300	University of Illinois, Health Services Facilities System, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.370%, 09/02/09	18,300
18,675	Village of Schaumburg, EAGLE, Series 2006-0081, Class A, GO, VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	18,675
		925,805
	Indiana — 1.6%
36,050	City of Mount Vernon, General Electric Co. Project, Rev., VRDO, 0.110%, 09/01/09	36,050
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/03/09	5,000
24,770	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	24,770
9,545	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	9,545
13,660	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	13,660
25,855	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	25,855
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,370	Series 2006-0092, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	17,370
14,530	Series 2006-0100, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	14,530
21,460	Series 2006-0138, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	21,460
	Indiana Finance Authority, Ascension Health,
10,000	Series E-3, Rev., VRDO, 0.200%, 09/02/09	10,000
15,450	Series E-7, Rev., VRDO, 3.500%, 12/15/09	15,571
15,000	Indiana Finance Authority, Parkview Health System, Series D, Rev., VRDO, LOC: Citibank N.A., 0.270%, 09/02/09	15,000
65,025	Indiana Health Facility Financing Authority, Ascension Health Credit Group, Series A-2, Rev., VRDO, 0.210%, 09/02/09	65,025
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, 0.330%, 09/03/09	2,385
7,320	Indiana Housing & Community Development Authority, Series 1423-R, Rev., VRDO, GNMA/FNMA, 0.550%, 09/02/09	7,320
6,900	Indiana State Finance Authority, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank of Scotland, 0.270%, 09/02/09	6,900
	Indiana State Finance Authority, Trinity Health,
21,000	Series D-1, Rev., VRDO, 0.180%, 09/03/09	21,000
21,250	Series D-2, Rev., VRDO, 0.180%, 09/03/09	21,250
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 0.180%, 09/01/09 (p)	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09	18,600
23,000	Indianapolis Local Public Improvement Bond Bank, Series A, Rev., VRDO, 0.780%, 12/01/09	23,000
18,425	Purdue University, Student Facility Systems, Series A, Rev., VRDO, 0.160%, 09/02/09	18,425
43,610	Purdue University, Student Fee Service, Series V, Rev., VRDO, 0.200%, 09/02/09	43,610
		439,226
	Iowa — 0.3%
34,850	City of Iowa City, Rev., VRDO, 0.180%, 09/01/09	34,850
18,535	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	18,535
17,000	Iowa Finance Authority, Iowa Health Systems, Series E, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	17,000
	Iowa Finance Authority, Single Family Mortgage,
5,900	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 0.350%, 09/03/09	5,900
6,610	Series I, Rev., VRDO, GNMA/FNMA, COLL, 0.350%, 09/03/09	6,610
		82,895
	Kansas — 0.6%
	Kansas State Department of Transportation, Highway,
14,975	Series B-1, Rev., VRDO, 0.130%, 09/01/09	14,975
12,240	Series B-2, Rev., VRDO, LIQ: Kansas State Pooled Money Investment, 0.130%, 09/01/09	12,240
42,485	Series C-1, Rev., VRDO, 0.160%, 09/02/09	42,485
50,000	Series C-2, Rev., VRDO, 0.210%, 09/02/09	50,000
44,405	Series D, Rev., VRDO, LIQ: Dexia Credit Local, 0.450%, 09/02/09	44,405
9,780	Overland Park, Series SG-155, GO, VRDO, 0.340%, 09/03/09	9,780
		173,885

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — 3.7%
9,660	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/02/09	9,660
16,600	County of Carroll, North American Stainless Project, Series N, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/03/09	16,600
	Kentucky Housing Corp.,
19,350	Series F, Rev., VRDO, AMT, 0.360%, 09/02/09	19,350
21,375	Series H, Rev., VRDO, AMT, 0.360%, 09/02/09	21,375
21,000	Series M, Rev., VRDO, AMT, 0.360%, 09/02/09	21,000
	Kentucky Public Energy Authority,
499,781	Series A, Rev., VRDO, 0.130%, 09/01/09	499,781
225,002	Series A-1, Rev., VRDO, 0.320%, 09/03/09	225,002
200,527	Series A-2, Rev., VRDO, 0.320%, 09/03/09	200,527
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.420%, 09/03/09 (e)	7,990
32,700	Louisville Regional Airport Authority, Ohio LLC Project, Series A, Rev., VRDO, 0.190%, 09/01/09	32,700
		1,053,985
	Louisiana — 0.2%
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	13,600
19,760	Parish of St. John Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.330%, 09/03/09	19,760
15,500	St. Bernard Parish, Mobil Oil, Rev., VRDO, 0.120%, 09/01/09	15,500
10,000	State of Louisiana, Gas & Fuels Tax, Series ROCS-RR-II-R-11769, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	10,000
		58,860
	Maine — 0.3%
8,400	Finance Authority of Maine, Jackson Lab Issue, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/03/09	8,400
67,725	Maine Health & Higher Educational Facilities Authority, Series H, Rev., VRDO, FSA, 0.330%, 09/02/09	67,725
		76,125
	Maryland — 1.8%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 0.420%, 09/02/09	23,825
23,000	Maryland Economic Development Corp., Howard Hughes Medical, Series B, Rev., VRDO, 0.220%, 09/02/09	23,000
24,060	Maryland Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	24,060
34,730	Maryland Health & Higher Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	34,730
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Series C, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.350%, 09/02/09	11,700
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	3,135
27,075	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/03/09	27,075
9,625	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Fort Washington Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.400%, 09/02/09	9,625
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	6,400
18,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.330%, 09/03/09	18,000
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, LOC: Suntrust Bank, 0.280%, 09/02/09	15,200
	Maryland State Economic Development Corp., Constellation Energy,
64,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.360%, 09/03/09	64,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
45,125	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.360%, 09/03/09	45,125
9,865	Maryland State Economic Development Corp., U.S. Pharmacopeial, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	9,865
21,405	Maryland State Stadium Authority Lease Revenue, Rev., VRDO, 0.900%, 09/02/09	21,405
27,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 0.350%, 09/02/09	27,650
53,365	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/02/09	53,365
	Washington Suburban Sanitation District,
11,145	Series A, BAN, GO, VRDO, 0.300%, 09/02/09	11,145
13,800	Series A, BAN, GO, VRDO, 0.350%, 09/02/09	13,800
55,900	Series A-7, BAN, GO, VRDO, 0.300%, 09/02/09	55,900
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 0.350%, 09/02/09	5,100
		504,605
	Massachusetts — 3.5%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.300%, 09/02/09	6,030
16,480	City of Boston, Mass. Water & Sewer Commission, Series SG-75, Rev., VRDO, LIQ: Societe Generale, 0.500%, 09/02/09 (e)	16,480
	Commonwealth of Massachusetts,
10,000	Series A, GO, NATL-RE, 5.500%, 02/01/10	10,209
1,000	Series B, GO, VRDO, 0.150%, 09/01/09	1,000
25,350	Series B, GO, VRDO, 0.300%, 09/03/09	25,350
51,460	Series DC-8024, GO, VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	51,460
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	13,795
30,995	Series 2007-0032, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	30,995
50,000	Macon Trust Various States, Series 2007-343, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	50,000
	Massachusetts Bay Transportation Authority,
68,645	Series A, Rev., VRDO, 2.000%, 02/17/10	69,062
34,860	Series DC-8025, Rev., VRDO, LIQ: Dexia Credit Local, 1.250%, 09/03/09	34,860
575	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09 (e)	575
27,289	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VRDO, 0.140%, 09/03/09	27,289
32,800	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	32,800
13,860	Massachusetts Development Finance Agency, Macon Trust, Series P, Rev., VRDO, AMBAC, 0.590%, 09/03/09	13,860
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 0.200%, 09/02/09	4,500
3,880	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	3,880
	Massachusetts Health & Educational Facilities Authority,
32,400	Series F, Rev., VRDO, 0.160%, 09/02/09	32,400
14,800	Series J-2, Rev., VRDO, 0.100%, 09/01/09	14,800
24,355	Massachusetts Health & Educational Facilities Authority, Amherst College, Series I, Rev., VRDO, 0.160%, 09/02/09	24,355
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
9,700	Series E, Rev., VRDO, LOC: Fleet National Bank, 0.140%, 09/01/09	9,700
26,450	Series M-4A, Rev., VRDO, LOC: Fleet National Bank, 0.310%, 09/02/09	26,450
31,835	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	31,835
24,970	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	24,970
23,150	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.120%, 09/01/09	23,150

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
23,700	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Q, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	23,700
22,600	Massachusetts Health & Educational Facilities Authority, South Shore Property Inc., Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.260%, 09/03/09	22,600
22,245	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	22,245
	Massachusetts Housing Finance Agency,
9,520	Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	9,520
86,280	Series F, Rev., VRDO, FSA, 0.550%, 09/02/09	86,280
	Massachusetts Water Resources Authority,
61,975	Series A, Rev., VRDO, 0.550%, 09/02/09	61,975
16,235	Series DCL-003, Rev., VRDO, FSA, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 0.600%, 09/01/09	16,235
17,700	Series F, Rev., VRDO, 0.170%, 09/02/09	17,700
	Massachusetts Water Resources Authority, Multimodal,
58,250	Series B, Rev., VRDO, LOC: Helaba, 0.300%, 09/02/09	58,250
20,405	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	20,405
9,785	Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.120%, 09/01/09	9,785
18,487	Town of Tewksbury, GO, BAN, 2.500%, 12/23/09	18,575
43,910	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	43,910
		990,985
	Michigan — 3.7%
	Detroit City School District,
8,495	GO, VRDO, FSA, Q-SBLF, 0.540%, 09/03/09	8,495
26,810	Series DCL-045, GO, VRDO, FSA, Q-SBLF, LOC: Dexia Credit Local, LIQ: Morgan Stanley Municipal Funding, 1.250%, 09/03/09	26,810
13,200	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	13,200
42,035	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	42,035
13,500	Kent Hospital Finance Authority, Spectrum Health Systems, Series C, Rev., VRDO, LOC: Bank of New York N.A., 0.300%, 09/02/09	13,500
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	12,500
	Michigan State Hospital Finance Authority, Ascension Health Credit,
5,000	Series B-1, Rev., VRDO, 0.700%, 01/06/10	5,000
85,000	Series B-2, Rev., VRDO, 0.700%, 02/03/10	85,000
23,800	Michigan State Hospital Finance Authority, Ascension Health Services, Series CR-B-8, Rev., VRDO, 0.200%, 09/02/09	23,800
39,300	Michigan State Hospital Finance Authority, Henry Ford Health, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/02/09	39,300
	Michigan State Housing Development Authority,
43,700	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	43,700
64,805	Series D, Rev., VRDO, AMT, 0.360%, 09/02/09	64,805
6,095	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/02/09	6,095
1,700	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,700
14,900	Michigan State Housing Development Authority, Single Family Mortgage, Series D, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	14,900
	Michigan State University,
2,300	Rev., VRDO, 0.170%, 09/02/09	2,300
18,020	Series A, Rev., VRDO, 0.170%, 09/02/09	18,020
8,140	Series B, Rev., VRDO, 0.170%, 09/02/09	8,140
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, LOC: Sovereign Bank F.S.B., 0.310%, 09/03/09	985
16,745	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	16,745
35,995	Puttable Floating Option Tax-Exempt Receipts, Series MT-631, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.140%, 09/02/09 (e)	35,995

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.470%, 09/02/09	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.470%, 09/03/09	26,295
83,095	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 0.220%, 09/03/09	83,095
	State of Michigan,
45,000	Series A, GO, RAN, 3.000%, 09/30/09	45,049
282,000	Series B, GO, 3.000%, 09/30/09	282,299
	University of Michigan,
10,000	Rev., VRDO, 0.190%, 09/03/09	10,000
14,000	Series B, Rev., VRDO, 0.160%, 09/02/09	14,000
	University of Michigan, Hospital,
14,245	Series A, Rev., VRDO, 0.130%, 09/01/09	14,245
10,720	Series A-2, Rev., VRDO, 0.180%, 09/01/09	10,720
2,045	Series B, Rev., VRDO, 0.190%, 09/03/09	2,045
37,650	University of Michigan, Medical Services Plan, Series A, Rev., VRDO, 0.190%, 09/02/09	37,650
		1,057,168
	Minnesota — 0.9%
8,880	City of Eagan, Series PT-1221, VRDO, FNMA, LIQ: Merrill Lynch Capital Services, 0.550%, 09/02/09	8,880
15,000	City of Minneapolis, Fairview Health Services, Series E, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.200%, 09/02/09	15,000
25,070	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 09/01/09	25,070
20,000	City of St. Cloud, Centracare, Series C, Rev., VRDO, AGC, 0.300%, 09/03/09	20,000
72,750	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.330%, 09/03/09	72,750
1,000	Metropolitan Council Minneapolis-St Paul Metropolitan Area, Waste Water System, Series C, GO, 3.000%, 03/01/10	1,011
15,800	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/03/09	15,800
25,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Custodial Receipts, Series B-1, Rev., VRDO, LOC: Bank of New York N.A., 0.180%, 09/02/09 (e)	25,000
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 0.330%, 09/02/09	5,000
5,400	Series C, Rev., VRDO, AMT, 0.330%, 09/02/09	5,400
8,000	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	8,000
4,940	Series J, Rev., VRDO, AMT, 0.330%, 09/02/09	4,940
10,865	Puttable Floating Option Tax-Exempt Receipts, Series PT-4245, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.600%, 09/02/09	10,865
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
9,100	Series A, Rev., VRDO, 0.200%, 09/02/09	9,100
35,000	Series C, Rev., VRDO, 0.200%, 09/02/09	35,000
		261,816
	Mississippi — 2.4%
67,995	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-688, Rev., VRDO, AMBAC, LOC: Deutsche Bank A.G., LIQ: Deutsche Bank A.G., 0.340%, 09/03/09 (e)	67,995
4,500	Jackson County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.100%, 09/01/09	4,500
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
221,100	Series A, Rev., VRDO, 0.120%, 09/01/09	221,100
49,700	Series C, Rev., VRDO, 0.450%, 02/01/10	49,700
32,500	Series D, Rev., VRDO, 0.590%, 03/01/10	32,500
38,250	Series E, Rev., VRDO, 0.080%, 09/01/09	38,250
232,000	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Natural Gas Project, Rev., VRDO, 0.320%, 09/03/09	232,000
34,310	Puttable Floating Option Tax-Exempt Receipts, Series MT-514, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	34,310
		680,355
	Missouri — 1.1%
4,460	Austin Trust Various States, Series 2007-309, Rev., VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 0.890%, 09/03/09	4,460
11,935	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	11,935

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — Continued
2,125	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/02/09	2,125
78,200	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 0.130%, 09/01/09	78,200
2,700	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/02/09	2,700
17,250	Missouri State Environmental Improvement & Energy Resources Authority, Series 1567, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09	17,250
	Missouri State Health & Educational Facilities Authority,
37,720	Series ROCS-RR-II-R-10314, Rev., VRDO, LIQ: Citigroup Financial Products, 0.340%, 09/03/09	37,720
10,000	Series ROCS-RR-II-R-11532, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.790%, 09/02/09	10,000
36,400	Missouri State Health & Educational Facilities Authority, Ascension Health, Series C-3, Rev., VRDO, 0.730%, 03/03/10	36,400
9,700	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	9,700
42,200	Missouri State Health & Educational Facilities Authority, BJC Health System, Series A, Rev., VRDO, 0.130%, 09/02/09	42,200
	Missouri State Health & Educational Facilities Authority, St. Louis University,
14,100	Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 09/01/09	14,100
42,935	Series B, Rev., VRDO, 0.180%, 09/01/09	42,935
		309,725
	Nebraska — 1.6%
197,000	American Public Energy Agency, Series A, Rev., VRDO, 0.320%, 09/03/09	197,000
	American Public Energy Agency, National Public Gas Agency Project,
102,330	Series A, Rev., VRDO, 0.320%, 09/03/09	102,330
65,240	Series B, Rev., VRDO, 0.240%, 09/03/09	65,240
19,100	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09 (e)	19,100
	Nebraska Investment Finance Authority, Single Family Housing,
3,500	Series E, Rev., VRDO, 0.420%, 09/02/09	3,500
33,280	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.420%, 09/02/09	33,280
42,200	Series J, Rev., VRDO, AMT, 0.420%, 09/02/09	42,200
		462,650
	Nevada — 1.0%
42,750	City of Reno, Series 2634, Rev., VRDO, BHAC-CR, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	42,750
14,900	City of Reno, Capital Improvements, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/02/09	14,900
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank of Canada N.A., 0.230%, 09/02/09	37,700
16,860	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.550%, 09/02/09	16,860
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.470%, 09/03/09	13,100
12,000	Director of the State of Nevada Department of Business & Industry, Nevada Cancer Institute Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	12,000
9,835	Eclipse Funding Trust, Solar Eclipse, Series 2007-0015, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	9,835
12,820	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	12,820
	Nevada Housing Division, Multi-Unit Housing,
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.640%, 09/03/09	10,900
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.470%, 09/03/09	8,750
3,265	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	3,265
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.470%, 09/02/09 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A , Rev., VRDO, LOC: Exchange Bank, 0.470%, 09/02/09	7,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	3,430
4,730	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	4,730
5,445	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C , Rev., VRDO, LOC: U.S. Bank N.A., 0.470%, 09/03/09	5,445
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	12,710
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	21,000
19,295	Wells Fargo Stage Trust, Series 14C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	19,295
		295,640
	New Hampshire — 0.2%
31,000	New Hampshire Health & Education Facilities Authority, Saint Anselm College, Rev., VRDO, LOC: RBS Citizens N.A., 0.330%, 09/02/09	31,000
16,935	New Hampshire Housing Finance Authority, Series 1404, Rev., VRDO, 0.550%, 09/02/09	16,935
12,790	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.340%, 09/03/09	12,790
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	5,200
715	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/02/09	715
		66,640
	New Jersey — 3.5%
575	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank of America N.A., 0.290%, 09/03/09	575
19,800	New Jersey EDA, EAGLE, Series 2006-0135, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.570%, 09/03/09	19,800
	New Jersey EDA, Facilities Construction,
75,000	Series 2009 A, Rev., 2.500%, 06/18/10	76,187
29,690	Subseries R-1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.110%, 09/01/09	29,690
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank of New York N.A., 0.400%, 09/02/09	6,000
109,975	New Jersey EDA, School Facilities Construction, Series V-5, Rev., VRDO, LOC: Wachovia Bank N.A., 0.350%, 09/02/09	109,975
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	37,910
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/02/09	1,500
21,080	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, 0.270%, 09/02/09	21,080
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.280%, 09/02/09	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 0.320%, 09/03/09	10,170
19,700	New Jersey State Educational Facilities Authority, Caldwell College, Series F, Rev., VRDO, LOC: Wachovia Bank N.A., 0.230%, 09/03/09	19,700
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
15,085	Rev., VRDO, 0.250%, 09/02/09	15,085
18,700	Series P, Rev., VRDO, 0.380%, 09/02/09	18,700
30,000	Series V, Rev., VRDO, AMT, 0.250%, 09/02/09	30,000
49,820	New Jersey Transportation Trust Fund Authority, Series DCL-040, Rev., VRDO, FSA-CR, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.250%, 09/03/09	49,820

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
	New Jersey Transportation Trust Fund Authority, MERLOTS,
27,230	Series B-03, Rev., VRDO, NATL-RE, 0.270%, 09/02/09	27,230
29,485	Series B-04, Rev., VRDO, NATL-RE, 0.270%, 09/02/09	29,485
35,240	Series B-23, Rev., VRDO, AMBAC-TCRS-Bank of New York, 0.270%, 09/02/09	35,240
13,995	Puttable Floating Option Tax-Exempt Receipts, Series PT-4037, COP, VRDO, FSA-CR, FGIC, LIQ: Merrill Lynch Capital Services, 0.620%, 09/02/09	13,995
431,100	State of New Jersey, Rev., TRAN, 2.500%, 06/24/10	438,026
		1,003,468
	New Mexico — 0.3%
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.200%, 09/01/09	1,000
23,400	City of Hurley, Kennecott Santa Fe, Rev., VRDO, 0.080%, 09/01/09	23,400
25,400	Farmington Pollution Control, Arizona Public Services Co., Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.170%, 09/01/09	25,400
24,695	RBC Municipal Products, Inc. Trust, Series I-36, Rev., VRDO, LIQ: Royal Bank of Canada, 0.450%, 09/03/09	24,695
		74,495
	New York — 11.6%
13,060	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.120%, 09/01/09	13,060
15,980	Austin Trust Various States, Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.490%, 09/03/09	15,980
115,080	City of Rochester, Series I, GO, BAN, 1.500%, 02/25/10	115,534
25,000	City of Syracuse, Series A, GO, RAN, 2.000%, 06/30/10 (w)	25,164
24,240	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	24,240
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	14,210
10,580	Series 2006-0028, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/02/09	10,580
	Eclipse Funding Trust, Solar Eclipse, New York,
11,470	Series 2006-0029, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	11,470
11,385	Series 2006-0112, Rev., VRDO, FSA-CR, LIQ: U.S. Bank N.A., 0.250%, 09/03/09 (e)	11,385
20,980	Series 2006-0159, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.250%, 09/03/09	20,980
12,900	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 09/01/09	12,900
58,300	Long Island Power Authority, Electric Systems, EAGLE, Series 2006-0051, Class A, Rev., VRDO, BHAC, LIQ: Helaba, 0.440%, 09/03/09	58,300
	Metropolitan Transportation Authority,
23,450	Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	23,450
144,120	Series B, Rev., VRDO, FSA, 0.550%, 09/02/09	144,120
74,415	Series G, Rev., VRDO, LOC: BNP Paribas, 0.110%, 09/01/09	74,415
25,000	Subseries B-3, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.200%, 09/02/09	25,000
105,750	Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 09/02/09	105,750
46,100	Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.160%, 09/01/09	46,100
20,550	Subseries E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.A., 0.240%, 09/02/09	20,550
9,400	Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 0.160%, 09/01/09	9,400
19,800	Metropolitan Transportation Authority, EAGLE, Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.440%, 09/03/09	19,800
	Nassau County,
50,000	GO, RAN, 1.000%, 04/15/10	50,151
20,000	GO, RAN, 1.500%, 04/15/10	20,130
45,000	GO, RAN, 2.000%, 04/15/10	45,422
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 0.210%, 09/02/09	25,435
	Nassau County Interim Finance Authority, Sales Tax Secured,
10,000	Series A, Rev., VRDO, 0.180%, 09/02/09	10,000
10,000	Series B, Rev., VRDO, 0.250%, 09/02/09	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York City,
15,000	Series 3014, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	15,000
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 0.320%, 09/03/09 (e)	11,250
50,000	Series B2, Subseries B-4, GO, VRDO, 0.250%, 09/02/09	50,000
11,000	Series B2, Subseries B-5, GO, VRDO, NATL-RE, 0.100%, 09/01/09	11,000
11,350	Series E, Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 0.120%, 09/01/09	11,350
10,750	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	10,750
30,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.230%, 09/03/09	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.170%, 09/02/09	11,500
28,000	Series H, Sub Series H-2, GO, VRDO, NATL-RE, 0.100%, 09/01/09	28,000
18,800	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement Fund, 0.090%, 09/01/09	18,800
30,300	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 0.260%, 09/02/09	30,300
4,050	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 0.150%, 09/02/09	4,050
100	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 0.120%, 09/01/09	100
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	11,000
16,305	Subseries A-4, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.140%, 09/01/09	16,305
14,700	Subseries A-5, GO, VRDO, LOC: KBC Bank N.V., 0.110%, 09/01/09	14,700
14,510	Subseries A-6, GO, VRDO, LOC: Helaba, 0.200%, 09/02/09	14,510
12,650	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.240%, 09/02/09	12,650
15,750	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.220%, 09/02/09	15,750
8,200	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 0.200%, 09/02/09	8,200
12,050	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 0.170%, 09/02/09	12,050
7,200	Subseries C-5, GO, VRDO, LOC: Bank of New York N.A., 0.170%, 09/02/09	7,200
1,500	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.A., 0.120%, 09/01/09	1,500
9,400	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	9,400
3,515	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 0.120%, 09/02/09	3,515
19,950	Subseries H-2, GO, VRDO, LOC: Dexia Credit Local, 0.160%, 09/01/09	19,950
18,300	Subseries H-2, GO, VRDO, LOC: Bank of New York N.A., 0.170%, 09/02/09	18,300
20,900	Subseries H-3, GO, VRDO, LOC: Bank of New York N.A., 0.200%, 09/02/09	20,900
1,415	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	1,415
20,805	Subseries J-4, GO, VRDO, 0.120%, 09/01/09	20,805
12,500	Subseries L-3, GO, VRDO, 0.120%, 09/01/09	12,500
13,800	Subseries L-4, GO, VRDO, LOC: U.S. Bank N.A., 0.080%, 09/01/09	13,800
41,200	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	41,200
22,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	22,400
34,500	New York City Housing Development Corp., Series C-3, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 09/02/09	34,500
48,000	New York City Housing Development Corp., 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.280%, 09/02/09	48,000
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	17,810
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	10,300
16,500	New York City Housing Development Corp., Manhattan Court Development, Series A, Rev., VRDO, LOC: Citibank N.A., 0.300%, 09/02/09	16,500
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	4,300
33,600	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 0.170%, 09/02/09	33,600
13,500	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 09/02/09	13,500

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	3,070
10,000	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,000
12,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 0.200%, 09/02/09	12,930
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	15,000
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	40,000
28,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.250%, 09/03/09	28,200
400	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	400
	New York City Municipal Water Finance Authority,
78,750	Series F, Subseries F-2, Rev., VRDO, 0.150%, 09/01/09	78,750
28,100	Subseries B-3, Rev., VRDO, 0.120%, 09/01/09	28,100
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
72,935	Series BB-1, Rev., VRDO, 0.160%, 09/01/09	72,935
22,135	Series BB-2, Rev., VRDO, 0.110%, 09/01/09	22,135
6,600	New York City Municipal Water Finance Authority, Water & Sewer Systems, Series C, Rev., VRDO, 0.210%, 09/01/09	6,600
	New York City Transitional Finance Authority,
30,525	Subseries 2-C, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.180%, 09/02/09	30,525
7,280	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 0.200%, 09/02/09	7,280
21,610	New York City Transitional Finance Authority, Building Aid, Series ROCS-RR-II-R-12054, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	21,610
36,060	New York City Transitional Finance Authority, Building Aid, EAGLE, Series 2007-0014, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	36,060
3,360	New York City Transitional Finance Authority, Eagle, Series 2007-0004, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 0.390%, 09/03/09	3,360
	New York City Transitional Finance Authority, Future Tax Secured,
50,710	Series A-3, Rev., VRDO, 0.450%, 09/02/09	50,710
100	Series B, Rev., VRDO, 0.120%, 09/01/09	100
53,700	Series C, Rev., VRDO, 0.110%, 09/01/09	53,700
33,015	Subseries C-4, Rev., VRDO, 0.150%, 09/01/09	33,015
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 0.170%, 09/02/09	3,960
10,420	Series 3, Subseries 3-H, Rev., VRDO, 0.110%, 09/01/09	10,420
15,190	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 0.110%, 09/01/09	15,190
12,400	New York City Trust for Cultural Resources, Lincoln Center, Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 09/01/09	12,400
21,010	New York City Water Finance Authority, Water & Sewer System, Series ROCS-RR-II-R-11756, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09 (e)	21,010
	New York City, Fiscal 2008,
13,650	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	13,650
5,400	Subseries J-7, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 0.700%, 09/02/09	5,400
11,110	Subseries J-10, GO, VRDO, 0.160%, 09/02/09	11,110
3,750	Subseries J-11, GO, VRDO, 0.250%, 09/02/09	3,750
49,500	New York Convention Center Operating Corp., EAGLE, Series 2006-0072, Class A, Rev., VRDO, BHAC, AGC-ICC, AMBAC, LIQ: Citibank N.A., 0.440%, 09/03/09	49,500
	New York Local Government Assistance Corp.,
3,200	Series B, Rev., VRDO, LOC: Bank of Nova Scotia, 0.140%, 09/02/09	3,200
23,129	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.450%, 09/02/09	23,129
15,300	Series F, Rev., VRDO, LOC: Societe Generale, 0.150%, 09/02/09	15,300
7,200	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 0.170%, 09/02/09	7,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, NATL-RE-IBC, 0.480%, 09/02/09	10,300
29,000	New York Mortgage Agency, Homeowner Mortgage, Series 139, Rev., VRDO, AMT, 0.150%, 09/01/09	29,000
	New York State Dormitory Authority, Mental Health Services,
11,345	Subseries D-2E, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	11,345
7,405	Subseries D-2H, Rev., VRDO, LOC: Royal Bank of Canada, 0.210%, 09/03/09	7,405
14,460	New York State Dormitory Authority, New York Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.170%, 09/02/09	14,460
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.180%, 09/02/09	10,490
	New York State Housing Finance Agency,
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	1,800
87,005	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	87,005
47,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 09/02/09	47,755
43,785	New York State Housing Finance Agency, 10 Liberty, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.180%, 09/02/09	43,785
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.260%, 09/02/09	4,100
20,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/09/09	20,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 0.280%, 09/02/09	4,200
23,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.290%, 09/02/09	23,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.240%, 09/02/09	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.400%, 09/02/09	9,600
77,200	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.180%, 09/02/09	77,200
53,700	New York State Housing Finance Agency, 900 Eighth Ave., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	53,700
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.400%, 09/02/09	45,900
39,000	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.330%, 09/02/09	39,000
47,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO , FNMA, LIQ: FNMA, 0.150%, 09/02/09	47,050
22,895	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.250%, 09/02/09	22,895
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 0.320%, 09/02/09	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	11,300
23,240	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.250%, 09/02/09	23,240
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	13,250

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.200%, 09/02/09	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	7,700
2,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.240%, 09/02/09	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.200%, 09/02/09	5,500
25,000	New York State Urban Development Corp., Various State Facilities, Series AC3, Rev., VRDO, 0.300%, 09/02/09	25,000
	Triborough Bridge & Tunnel Authority,
505	Series A, Rev., VRDO, 0.550%, 09/02/09	505
1,045	Subseries B-3, Rev., VRDO, 0.270%, 09/02/09	1,045
85,190	Subseries B-4, Rev., VRDO, 0.400%, 09/02/09	85,190
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/03/09	10,000
		3,296,440
	North Carolina — 3.5%
27,460	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.330%, 09/03/09	27,460
8,360	Charlotte North Carolina, Equipment Acquisition Facilities, Series A, COP, 3.000%, 06/01/10	8,509
	Charlotte-Mecklenburg, Hospital Authority,
15,065	Series D, Rev., VRDO, 0.160%, 09/01/09	15,065
20,370	Series H, Rev., VRDO, LOC: Wachovia Bank N.A., 0.160%, 09/01/09	20,370
	Charlotte-Mecklenburg, Hospital Authority, Carolinas Healthcare,
9,725	Series B, Rev., VRDO, 0.200%, 09/01/09	9,725
11,600	Series C, Rev., VRDO, 0.130%, 09/01/09	11,600
28,280	City of Cary, Public Improvement, GO, VRDO, 0.200%, 09/02/09	28,280
30,560	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.349%, 09/02/09	30,560
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.320%, 09/03/09	4,590
1,200	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.350%, 09/02/09	1,200
22,690	City of Greensboro, Enterprise Systems, Series B, Rev., VRDO, 0.350%, 09/02/09	22,690
69,100	City of Raleigh, Enterprise Systems, Series A, Rev., VRDO, 0.300%, 09/02/09	69,100
30,000	Mecklenburg County, Series D, GO, VRDO, 0.490%, 09/02/09	30,000
17,900	North Carolina Capital Facilities Finance Agency, Capital Facilities, Durham Academy, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	17,900
21,230	North Carolina Capital Facilities Finance Agency, Catawba College, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	21,230
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	48,000
7,390	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	7,390
18,795	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	18,795
11,350	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	11,350
16,730	North Carolina Capital Facilities Finance Agency, YMCA of Greater Charlotte Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	16,730
7,060	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	7,060
4,280	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.500%, 09/02/09	4,280
	North Carolina Housing Finance Agency, Home Ownership,
11,585	Series 16-C, Rev., VRDO, AMT, LIQ: Bank of America N.A., 0.500%, 09/02/09	11,585

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank of America N.A., 0.500%, 09/02/09	2,500
24,340	North Carolina Medical Care Commission, Baptist, Series B, Rev., VRDO, 0.220%, 09/02/09	24,340
87,550	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 0.170%, 09/01/09	87,550
49,500	North Carolina Medical Care Commission, FirstHealth Carolinas Project , Rev., VRDO, 0.300%, 09/02/09	49,500
45,205	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	45,205
1,700	North Carolina Medical Care Commission, Lincoln Health System Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	1,700
42,300	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.220%, 09/02/09	42,300
29,430	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Series A, Rev., VRDO, 0.280%, 09/02/09	29,430
5,000	North Carolina Medical Care Commission, Wake Forest University, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	5,000
35,000	North Carolina State Education Assistance Authority, Student Loan, Series A-1, Rev., VRDO, LOC: Royal Bank of Canada, 0.360%, 09/02/09	35,000
14,700	North Carolina State University at Raleigh, Series B, Rev., VRDO, 0.250%, 09/02/09	14,700
78,635	Raleigh Durham Airport Authority, Series B, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.380%, 09/02/09	78,635
	State of North Carolina, Public Improvement,
1,180	Series A, GO, 5.250%, 03/01/10	1,207
5,560	Series D, GO, VRDO, 0.350%, 09/02/09	5,560
18,185	University of North Carolina at Chapel Hill, Series C, Rev., VRDO, 0.200%, 09/02/09	18,185
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.290%, 09/03/09	19,800
	University of North Carolina at Chapel Hill, University Hospital,
41,235	Series A, Rev., VRDO, 0.170%, 09/01/09	41,235
6,490	Series A, Rev., VRDO, 0.200%, 09/03/09	6,490
28,230	Series A, Rev., VRDO, 0.320%, 09/03/09	28,230
11,540	Series B, Rev., VRDO, 0.140%, 09/01/09	11,540
		991,576
	North Dakota — 0.1%
12,185	City of Grand Forks, The United Hospital Obligation Group, Series A, Rev., VRDO, LOC: Lasalle National Bank N.A., 0.170%, 09/01/09	12,185
	North Dakota State Housing Finance Agency, Home Mortgage,
9,490	Series A, Rev., VRDO, 0.340%, 09/02/09	9,490
9,205	Series B, Rev., VRDO, 0.340%, 09/02/09	9,205
		30,880
	Ohio — 2.9%
19,700	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	19,700
220,800	American Municipal Power-Ohio, Inc., Hydroelectric Projects, Series A, Rev., BAN, 1.000%, 04/01/10	220,800
14,000	Columbus City School District, School Facilities Construction, Series B, GO, VRDO, BAN, 1.500%, 12/16/09	14,032
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 0.280%, 09/03/09	1,375
	County of Hamilton,
3,060	Series 2706, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	3,060
95,365	Series PT-507, Rev., VRDO, FSA, BHAC, 1.260%, 09/02/09	95,365
11,450	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,450
11,915	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	11,915
4,400	Franklin County, Holy Cross Health Systems, Rev., VRDO, 0.150%, 09/03/09	4,400
66,800	Franklin County, Ohio Health Facilities, Series A, Rev., VRDO, 0.290%, 09/02/09	66,800
29,130	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	29,130
9,675	Montgomery County, Catholic Health, Series B-1, Rev., VRDO, 0.200%, 09/02/09	9,675

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
9,280	Ohio Housing Finance Agency, Series 1422-R, Rev., VRDO, GNMA/FNMA, LIQ: Merrill Lynch Capital Services, 0.550%, 09/02/09	9,280
20,175	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series M, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	20,175
23,470	Ohio Housing Finance Agency, Residential Mortgage Backed, Series F, Rev., VRDO, AMT, GNMA/FNMA, 0.350%, 09/02/09	23,470
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
18,500	Series A, Rev., VRDO, 0.190%, 09/01/09	18,500
900	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	900
3,500	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	3,500
35,000	Ohio State Higher Educational Facility Commission, Cleveland Clinic, Series B4, Rev., VRDO, 0.120%, 09/01/09	35,000
1,430	Ohio State Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 0.130%, 09/01/09	1,430
800	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	800
23,350	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 0.400%, 09/02/09	23,350
35,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.310%, 09/03/09	35,355
130,025	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 0.850%, 09/02/09	130,025
25,520	State of Ohio Educational Facility, Series ROCS-RR-II-R-12304, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.240%, 09/03/09 (e)	25,520
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 0.130%, 09/01/09	1,800
		816,807
	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
30,000	Series D1, Rev., VRDO, 0.130%, 09/01/09	30,000
15,000	Series D3, Rev., VRDO, 0.130%, 09/01/09	15,000
30,000	Series D4, Rev., VRDO, 0.130%, 09/01/09	30,000
12,650	Oklahoma Turnpike Authority, Second Series, Series D, Rev., VRDO, 0.250%, 09/03/09	12,650
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/03/09	10,490
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/02/09	14,665
		112,805
	Oregon — 0.7%
13,700	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	13,700
15,185	Oregon State Department of Transportation, Series 3081, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	15,185
7,295	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.340%, 09/03/09	7,295
35,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series F, Rev., VRDO, AMT, 0.330%, 09/03/09	35,000
52,700	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.350%, 09/02/09	52,700
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 0.450%, 09/02/09	7,800
	State of Oregon,
40,000	GO, TAN, 2.500%, 06/30/10	40,668
23,700	Series 73-F, GO, VRDO, 0.160%, 09/02/09	23,700
		196,048
	Other Territories — 4.1%
7,500	Austin Trust Various States, Series 2008-1091, Rev., VRDO, FSA, LIQ: Bank of America N.A., 0.540%, 09/03/09	7,500
	Deutsche Bank Spears/Lifers Trust Various States,
9,925	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	9,925
8,445	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	8,445
10,240	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank A.G., 0.350%, 09/02/09	10,240

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	12,825
65,395	Series DB-331 , Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	65,395
21,230	Series DB-344, Rev., VRDO, NATL-RE, AMBAC, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	21,230
55,315	Series DB-638, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	55,315
18,215	Eagle Tax-Exempt Trust, Class A, Rev., VRDO, FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	18,215
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
109,203	Series M017, Class A, Rev., VRDO, FHLMC, 0.390%, 09/03/09	109,203
19,326	Series M019, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	19,326
27,634	Series M020, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	27,634
18,100	Macon Trust Various States, Series 2007-324, Rev., VRDO, FSA-CR, LIQ: Bank of America N.A., 0.540%, 09/03/09	18,100
	Puttable Floating Option Tax-Exempt Receipts,
51,850	Series MT-389, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09	51,850
38,620	Series PPT-0034, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 12/01/29	38,620
93,025	Series PT-1001, Class C, Rev., VAR, FHLMC, LIQ: FHLMC, 0.540%, 03/01/40	93,025
257,225	Series PT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.660%, 09/02/09	257,225
251,635	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 0.560%, 09/02/09	251,635
26,180	Series PT-4083, COP, VRDO, FSA, 0.660%, 09/02/09	26,180
31,900	Series PT-4278, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 0.600%, 09/02/09	31,900
28,385	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.640%, 09/02/09	28,385
8,645	SunAmerica Trust, Various States, Series A, Class A-2, Rev., VRDO, FHLMC, LOC : FHLMC, LIQ: FHLMC, 0.640%, 09/03/09	8,645
		1,170,818
	Pennsylvania — 3.5%
	Allegheny County Higher Education Building Authority, Carnegie Mellon University,
39,240	Rev., VRDO, 0.150%, 09/01/09	39,240
43,800	Series C, Rev., VRDO, 0.150%, 09/01/09	43,800
21,084	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 0.540%, 09/03/09	21,084
3,455	Beaver County IDA, Firstenergy Generation, Rev., VRDO, LOC: Barclays Bank plc, 0.150%, 09/01/09	3,455
12,600	Beaver County IDA, Firstenergy Nuclear, Pollution Control, Rev., VRDO, LOC: Citibank N.A., 0.270%, 09/02/09	12,600
12,000	Berks County Municipal Authority, Reading Hospital and Medical Center, Series A-1, Rev., VRDO, 0.240%, 09/03/09	12,000
8,700	Bucks County IDA, Grand View Hospital, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	8,700
25,000	Dallastown Area School District, GO, VRDO, 2.040%, 10/01/09	25,138
37,210	Delaware County Authority, Crozer Chester Medical Center, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/03/09	37,210
19,130	Delaware County IDA, MERLOTS, Series F-02, Rev., VRDO, 0.270%, 09/02/09	19,130
16,390	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series SGC-20, Class A, Rev., VRDO, LIQ: Societe Generale, 0.330%, 09/03/09	16,390
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.250%, 09/03/09	11,700
30,670	Eclipse Funding Trust, Solar Eclipse, Series 2006-0161, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.280%, 09/02/09	30,670
9,015	Lancaster County Hospital Authority, Health Systems, Lancaster General Hospital, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 09/01/09	9,015
19,200	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO , LOC: Wachovia Bank N.A., 0.200%, 09/01/09	19,200
28,270	Macon Trust Various States, Series 2007-321, Rev., VRDO, FSA, 0.540%, 09/03/09	28,270
49,780	Montgomery County, Series A, GO, VRDO, 0.150%, 09/01/09	49,780

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
80,760	Montgomery County IDA, PCR, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.180%, 10/01/30	80,760
21,780	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 12/01/29	21,780
	Montgomery County IDA, Philadelphia Presbyterian Homes,
30,735	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	30,735
9,700	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	9,700
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/03/09	4,710
1,900	Series T2, Rev., VRDO, LIQ: FNMA, 0.250%, 09/03/09	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/03/09	10,000
21,530	Pennsylvania Economic Development Financing Authority, MERLOTS, Series F01, Rev., VRDO, LOC: Wachovia Bank N.A., 0.270%, 09/02/09	21,530
1,995	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.340%, 09/02/09	1,995
2,500	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University, Series C, Rev., VRDO, LOC: PNC Bank N.A., 0.330%, 09/02/09	2,500
14,115	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 0.270%, 09/02/09	14,115
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 0.310%, 09/02/09	10,000
13,500	Series 83-B, Rev., VRDO, AMT, 0.450%, 09/02/09	13,500
13,045	Series 85-B, Rev., VRDO, 0.450%, 09/02/09	13,045
17,000	Series 85-C, Rev., VRDO, 0.450%, 09/02/09	17,000
10,000	Series 90-C, Rev., VRDO, AMT, 0.450%, 09/02/09	10,000
26,100	Pennsylvania State Public School Building Authority, Series 1552, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	26,100
86,380	Pennsylvania State Public School Building Authority, EAGLE, Series 2006-0161, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 0.790%, 09/03/09	86,380
1,400	Pennsylvania Turnpike Commission, Series B-3, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	1,400
10,500	Philadelphia Authority for Industrial Development, Regional Performing Arts Center Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.250%, 09/02/09	10,500
160,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	162,340
30,000	RBC Municipal Products, Inc. Trust, Series C-5, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.390%, 09/02/09	30,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	14,000
14,175	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	14,175
		995,547
	Puerto Rico — 0.1%
24,105	Puerto Rico Electric Power Authority, Series ROCS-RR-II-R-10316CE, Rev., VRDO, LIQ: Citibank N.A., 0.560%, 09/03/09	24,105
	Rhode Island — 1.0%
	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University,
37,400	Series B, Rev., VRDO, 0.150%, 09/03/09	37,400
44,430	Series B, Rev., VRDO, 0.210%, 09/02/09	44,430
4,000	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 0.330%, 09/02/09	4,000
2,145	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 0.330%, 09/02/09	2,145
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,400	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.320%, 09/02/09	11,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — Continued
6,650	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/02/09	6,650
14,260	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 09/02/09	14,260
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.320%, 09/02/09	19,900
135,000	State of Rhode Island, Plantations, GO, TAN, 2.500%, 06/30/10	137,201
		284,386
	South Carolina — 0.8%
41,100	Charleston County School District Development Corp., GO, SCSDE, 2.000%, 04/01/10	41,474
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.620%, 09/02/09	3,000
17,760	City of Charleston, Capital Improvements, Series B, Rev., VRDO, 0.330%, 09/03/09	17,760
16,370	Clarendon Hospital District, Health Care Facilities, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/03/09	16,370
14,790	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	14,790
19,700	Greenville Hospital System Board, Series D, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	19,700
31,820	Patriots Energy Group, Rev., VRDO, LOC: Wachovia Bank N.A., 0.300%, 09/03/09	31,820
60,000	Piedmont Municipal Power Agency, Series E, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	60,000
900	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/02/09	900
300	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/03/09	300
18,000	South Carolina Jobs & EDA, CPF Properties II LLC Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.330%, 09/02/09	18,000
2,055	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank of America N.A., 0.380%, 09/02/09	2,055
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank of New York, 0.650%, 09/02/09	4,600
4,150	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	4,150
460	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC : U.S. Bank N.A., 0.580%, 09/03/09	460
		235,379
	South Dakota — 0.2%
13,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/01/09	13,000
	South Dakota Housing Development Authority, Home Ownership Mortgage,
9,500	Series C, Rev., VRDO, AMT, 0.360%, 09/02/09	9,500
19,200	Series C-1, Rev., VRDO, 0.370%, 09/02/09	19,200
5,000	Series F, Rev., VRDO, 0.450%, 09/02/09	5,000
5,000	Series G, Rev., VRDO, 0.340%, 09/02/09	5,000
14,940	Series H, Rev., 2.500%, 01/04/10	15,008
		66,708
	Tennessee — 1.3%
	Blount County Public Building Authority, Local Government Public Improvement,
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	20,165
14,495	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	14,495
2,900	Series E-3-D, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	2,900
9,485	Series E-3-E, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	9,485
10,100	Series E-4-A, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,100
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 0.170%, 09/02/09	19,110
10,365	Chattanooga Health Educational & Housing Facility Board, Hospital Siskin Rehabilitation Project, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	10,365
24,700	City of Memphis, GO, BAN, 2.000%, 05/18/10	24,956
11,230	Clarksville Public Building Authority, Metropolitan Nashville & Davidson, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	11,230

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Tennessee — Continued
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
20,150	Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	20,150
3,375	Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	3,375
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	3,000
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/03/09	14,475
38,250	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health, Rev., VAR, 0.540%, 09/03/09	38,250
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
6,700	Series A, Rev., VRDO, 0.200%, 09/03/09	6,700
20,000	Series A-2, Rev., VRDO, 0.160%, 09/02/09	20,000
13,425	Series B, Rev., VRDO, 0.150%, 09/03/09	13,425
14,150	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,150
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
50,735	Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	50,735
7,660	Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	7,660
	Sevier County Public Building Authority,
15,550	Series A-1, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	15,550
10,015	Series A-2, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,015
10,095	Series A-3, Rev., VRDO, LOC: KBC Bank N.V., 0.170%, 09/01/09	10,095
7,140	Series E-1, Rev., VRDO, LOC: KBC Bank N.V., 0.500%, 09/02/09	7,140
4,720	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank of America N.A., 0.340%, 09/03/09	4,720
		362,246
	Texas — 8.7%
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, LIQ: FNMA, 0.280%, 09/02/09	9,100
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 09/02/09	1,200
61,660	Capital Area Cultural Education Facilities Finance Corp., Roman Catholic Diocese, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	61,660
16,905	City of Austin, Series PZ-157, Rev., VRDO, FSA, LIQ: Wells Fargo Bank N.A., 0.550%, 09/02/09	16,905
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 0.340%, 09/03/09	17,500
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,000
64,895	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, 0.270%, 09/02/09 (e)	64,895
	City of San Antonio, Electric & Gas,
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 0.400%, 09/02/09	24,200
4,195	Series SG-105, Rev., VRDO, LOC: Societe Generale, 0.400%, 09/02/09 (p)	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 0.350%, 09/02/09	11,000
	City of San Antonio, Water Revenue,
12,500	Series 1237, Rev., VRDO, NATL-RE, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	12,500
6,435	Series SG-159, Rev., VRDO, FSA, 0.340%, 09/03/09	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bends Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.250%, 09/02/09	8,719
17,345	Crawford Educational Facilities Corp., Concordia University, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	17,345
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 0.300%, 09/02/09	19,040

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, NATL-RE, PSF-GTD, LIQ: Wells Fargo Bank N.A., 0.550%, 09/02/09	14,480
12,400	Dallas Performing Arts Cultural Facilities Corp., Dallas Center Foundation Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	12,400
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series PT-3875, Rev., VRDO, AGC-ICC, NATL-RE, LIQ: Merrill Lynch Capital Services, 0.800%, 09/02/09	6,000
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/03/09	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,040	Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	25,040
9,800	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	9,800
35,660	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 1.200%, 09/03/09	35,660
26,620	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09	26,620
10,910	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032 , GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,910
	Eclipse Funding Trust, Solar Eclipse, Houston,
26,360	Series 2006-0070, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.280%, 09/02/09	26,360
15,950	Series 2007-0033, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.260%, 09/03/09	15,950
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	5,600
10,235	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.290%, 09/03/09	10,235
12,070	El Paso Independent School District, MERLOTS, Series K02, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	12,070
24,519	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	24,519
41,190	Gulf Coast Waste Disposal Authority, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	41,190
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09	5,000
35,000	Harris County Cultural Education Facilities Finance Corp., Hermann Memorial Hospital, Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 0.240%, 09/03/09	35,000
33,000	Harris County Health Facilities Development Corp., Baylor, Series A2, Rev., VRDO, AMBAC, LOC: Bank of America N.A., 0.130%, 09/01/09	33,000
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 0.400%, 09/02/09	29,245
11,995	Houston Higher Education Finance Corp., Rice University Project, Series A, Rev., VRDO, 0.120%, 09/01/09	11,995
25,000	Houston Texas Apartment System, Sub Lien, Series B, Rev., FSA, 5.700%, 07/01/10 (p)	26,095
78,900	Katy Independent School District, CHS Building, Series C, GO, VRDO, PSF-GTD, 0.250%, 09/03/09	78,900
20,555	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 1.850%, 09/08/09	20,555
17,000	Lewisville Independent School District, Municipal Securities Trust Receipts, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 0.400%, 09/02/09 (e)	17,000
2,000	Lower Neches Valley Authority Industrial Development Corp., Mobil Oil Refining Corp. Project, Rev., VRDO, 0.100%, 09/01/09	2,000
24,610	Lower Neches Valley Authority, Chevron USA, Inc. Project, Rev., VRDO, 0.480%, 02/16/10	24,610
27,800	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.190%, 09/01/09	27,800
20,710	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 0.150%, 09/01/09	20,710
24,500	Mansfield Independent School District, MERLOTS, Series B11, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	24,500
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09 (e)	5,455

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.400%, 09/02/09	5,290
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.340%, 09/03/09	17,050
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.340%, 09/03/09	20,000
54,360	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, FSA, 0.280%, 09/02/09	54,360
10,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.450%, 09/02/09	10,000
36,280	North Texas Tollway Authority, Series 2903, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	36,280
17,425	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 0.250%, 09/03/09	17,425
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 0.430%, 09/02/09	11,735
17,800	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.340%, 09/02/09	17,800
10,455	Socorro Independent School District, MERLOTS, Series K01, GO, VRDO, PSF-GTD, 0.270%, 09/02/09	10,455
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.370%, 09/02/09	9,300
10,300	Southwest Higher Education Authority, Southern Methodist University, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 09/01/09	10,300
295,000	State of Texas, TRAN, 2.500%, 08/31/10	300,998
	State of Texas, College Student Loan,
57,630	Rev., VRDO, 0.380%, 09/02/09	57,630
	State of Texas, Veterans Housing Assistance Fund,
7,295	Series A, GO, VRDO, 0.340%, 09/02/09	7,295
19,500	Series A, GO, VRDO, LIQ: Dexia Credit Local, 0.650%, 09/02/09	19,500
7,100	Series A-1, GO, VRDO, LIQ: Texas State Treasurer, 0.330%, 09/02/09	7,100
18,205	Series II-B, GO, VRDO, VA GTD, 0.380%, 09/02/09	18,205
15,815	State of Texas, Veterans Land, GO, VRDO, 0.450%, 09/02/09	15,815
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.310%, 09/02/09	8,700
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	5,000
9,950	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/03/09	9,950
1,030	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/02/09	1,030
	Texas Municipal Gas Acquisition & Supply Corp. I,
173,040	Series 2847, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	173,040
314,500	Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	314,500
63,000	Series 2849, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	63,000
18,125	Series MT-365, Rev., VRDO, 1.350%, 09/02/09	18,125
85,000	Texas Municipal Power Agency, 0.420%, 10/05/09	85,000
12,480	Texas State Turnpike Authority, Series ROCS-RR-II-R-12293, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 0.470%, 09/03/09 (e)	12,480
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	23,650
	University of Texas,
115,500	Series A, Rev., VRDO, 0.160%, 09/02/09	115,500
14,370	Series A, Rev., VRDO, 0.170%, 09/03/09	14,370
	University of Texas, Financing System,
20,710	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.140%, 09/02/09	20,710
4,690	Series B, Rev., VRDO, LIQ: University of Texas System Board Regulations, 0.160%, 09/02/09	4,690

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, NATL-RE, FHA, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	9,705
		2,475,381
	Utah — 1.1%
	Central Utah Water Conservancy District,
49,700	Series A, Rev., VRDO, 0.400%, 09/02/09	49,700
13,400	Series B, GO, VRDO, 0.400%, 09/02/09	13,400
32,470	Central Utah Water Conservancy District, Limited Tax, Series B, GO, VRDO, LIQ: Helaba, 0.400%, 09/02/09	32,470
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 0.180%, 09/01/09	6,000
9,695	Eagle Tax-Exempt Trust, Rev., VRDO, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	9,695
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.300%, 09/02/09	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	10,080
11,810	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	11,810
	Utah Housing Corp., Single Family Mortgage,
11,560	Series 2, Rev., VRDO, 0.450%, 09/02/09	11,560
5,970	Series A, Rev., VRDO, 0.550%, 09/02/09	5,970
14,000	Series A, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	14,000
16,000	Series B, Class I, Rev., VRDO, LIQ: Barclays Bank plc, 0.250%, 09/02/09	16,000
13,090	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	13,090
6,855	Series E-1, Class I, Rev., VRDO, 0.400%, 09/02/09	6,855
6,560	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 3.400%, 09/02/09	6,560
13,490	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	13,490
	Utah Housing Finance Agency, Single Family Mortgage,
3,800	Series C-1, Class I, Rev., VRDO, 0.400%, 09/02/09	3,800
7,495	Series D-1, Rev., VRDO, AMT, 0.550%, 09/02/09	7,495
7,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	7,705
6,820	Series F-2, Class I, Rev., VRDO, 0.550%, 09/02/09	6,820
11,250	Utah Transit Authority, Series 3006, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09 (e)	11,250
14,115	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	14,115
		296,865
	Vermont — 0.5%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.440%, 09/03/09	15,475
30,000	Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Rev., VRDO, 0.130%, 09/03/09	30,000
100,000	Vermont Student Assistance Corp., Series C-2, Rev., VRDO, LOC: Lloyds Bank, 0.390%, 09/03/09	100,000
		145,475
	Virginia — 1.0%
6,670	City of Alexandria IDA, Pooled Loan Program , Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	6,670
25,100	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.280%, 09/02/09	25,100
6,900	Hanover County EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	6,900
7,800	Harrisonburg Redevelopment & Housing Authority, Stoney Ridge/Dale First, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.220%, 09/02/09	7,800
9,000	James City County IDA, Housing Chambrel Project , Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	9,000
16,595	Lexington IDA, MERLOTS, Series E01, Rev., VRDO, 0.270%, 09/02/09	16,595
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 0.220%, 09/02/09	31,405
51,755	Series D, Rev., VRDO, 0.220%, 09/02/09	51,755
49,980	Series F, Rev., VRDO, 0.200%, 09/02/09	49,980
31,560	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	31,560

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
4,800	Norfolk EDA, Bon Secours Health System Inc., Series D-2, Rev., VRDO, LOC: Bank of America N.A., 0.270%, 09/02/09	4,800
25,000	Norfolk EDA, Sentara Healthcare, Series B, Rev., VRDO, 0.700%, 05/15/10	25,000
10,230	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	10,230
		276,795
	Washington — 1.6%
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, NATL-RE, LIQ: Societe Generale, 0.400%, 09/02/09	19,885
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust Receipts, Series SGA-96, Rev., VRDO, NATL-RE, LIQ: Societe Generale, 0.180%, 09/01/09	13,200
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 0.430%, 09/02/09	4,000
24,700	Clark County Public Utility District No 1, Series SGA-118, Rev., VRDO, FSA, LIQ: Societe Generale, 0.180%, 09/01/09	24,700
33,500	County of King, Series A, GO, VRDO, 0.230%, 09/02/09	33,500
8,915	Eagle Tax-Exempt Trust, Series 2009-0049, Class A, Rev., VRDO, FSA-CR, NATL-RE, LIQ: Citibank N.A., 0.390%, 09/03/09 (e)	8,915
11,295	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 0.280%, 09/02/09 (e)	11,295
10,850	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009 , GO, VRDO, FSA, LIQ: U.S. Bank N.A., 0.260%, 09/03/09	10,850
8,680	Puttable Floating Option Tax-Exempt Receipts, Series PT-4185, Rev., VRDO, FSA-CR, AMBAC, 0.600%, 09/02/09	8,680
825	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.370%, 09/03/09	825
10,900	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank of America N.T & S.A, 0.350%, 09/02/09	10,900
15,000	Snohomish County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-124, Rev., VRDO, FSA, LIQ: Societe Generale, 0.180%, 09/01/09	15,000
35,800	State of Washington, Series VR-96A, GO, VRDO, 0.160%, 09/02/09	35,800
	State of Washington, MERLOTS,
28,995	Series B-22, GO, VRDO, FGIC, MBIA, 0.270%, 09/02/09	28,995
21,620	Series B-22, GO, VRDO, FSA, 0.270%, 09/02/09	21,620
33,160	Series B-23, GO, VRDO, NATL-RE, 0.270%, 09/02/09	33,160
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.500%, 09/02/09	5,000
6,975	Washington Health Care Facilities Authority, Southwest Washington Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.240%, 09/02/09	6,975
12,000	Washington Health Care Facilities Authority, Swedish Health Services, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.200%, 09/02/09	12,000
11,845	Washington State Housing Finance Commission, Series PA-1430-R, Rev., VRDO, GNMA/FNMA/FHLMC, 0.550%, 09/02/09	11,845
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.340%, 09/03/09	2,545
285	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/01/09	285
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.370%, 09/03/09	29,240
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank of America N.A., 0.350%, 09/02/09	10,700
2,720	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.330%, 09/03/09	2,720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 09/03/09	25,000
15,485	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 09/01/09	15,485
	Wells Fargo Stage Trust,
20,735	Series 2007-1C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	20,735
14,520	Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	14,520
		451,975
	West Virginia — 0.1%
19,450	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 0.290%, 09/03/09	19,450
	Wisconsin — 2.9%
	City of Milwaukee,
73,000	RAN, 2.000%, 06/30/10 (w)	73,887
15,000	RAN, 2.500%, 06/30/10 (w)	15,241
	Puttable Floating Option Tax-Exempt Receipts,
80,000	Series MT-628, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09 (e)	80,000
100,000	Series MT-630, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch International Bank Ltd., 0.770%, 09/02/09 (e)	100,000
33,500	Racine Unified School District, GO, TRAN, 2.000%, 07/12/10	33,898
280,000	State of Wisconsin, Rev., 2.500%, 06/15/10	284,433
16,000	University Hospitals & Clinics Authority, Rev., FSA, 6.200%, 04/01/10 (p)	16,679
24,715	Wisconsin Health & Educational Facilities Authority, Series PT-761, Rev., VRDO, NATL-RE, 0.770%, 09/02/09	24,715
27,000	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VRDO, 0.600%, 03/15/10	27,000
100,000	Wisconsin Health & Educational Facilities Authority, Childrens Hospital, Series B, Rev., VAR, 0.540%, 09/03/09	100,000
15,000	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 09/02/09	15,000
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Inc., Series B-1, Rev., VRDO, FSA, 0.310%, 09/02/09	25,650
9,600	Wisconsin Health & Educational Facilities Authority, Medical College, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.240%, 09/02/09	9,600
	Wisconsin Housing & EDA,
17,000	Series A, Rev., VRDO, 0.360%, 09/02/09	17,000
2,985	Series E, Rev., VRDO, 0.420%, 09/02/09	2,985
		826,088
	Wyoming — 0.2%
21,565	Kemmerer, PCR, Exxon Project, Rev., VRDO, 0.080%, 09/01/09	21,565
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Financing, 1.150%, 09/01/09	10,600
3,565	Unita County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 0.130%, 09/01/09	3,565
4,955	Wyoming Community Development Authority, Series PA-1452-R, Rev., VRDO, 0.550%, 09/02/09	4,955
		40,685
	Total Municipal Bonds (Cost $27,661,407)	27,661,407
Municipal Commercial Paper — 3.2%
	Arizona — 0.1%
20,000	Phoenix Civic Improvement Corp., 0.430%, 10/01/09	20,000
	California — 0.3%
	California Statewide Communities Development Authority,
30,000	0.450%, 09/02/09	30,000
45,000	0.450%, 12/09/09	45,000
		75,000
	Florida — 0.5%
77,770	Florida Local Government Finance Commission, Series A, 0.450%, 10/08/09	77,770
48,300	Palm Beach County, 0.400%, 10/08/09	48,300
24,000	Pinellas County Educational Facilities Authority, Series 1985, 0.410%, 10/01/09	24,000
		150,070

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — Continued
	Maryland — 0.4%
35,000	Baltimore County, 0.400%, 10/02/09	35,000
	Maryland Health & Higher Educational Facilities Authority,
25,000	Series B, 0.400%, 10/26/09	25,000
21,500	Series E, 0.400%, 10/06/09	21,500
21,500	Series E, 0.400%, 10/26/09	21,500
21,500	Series F, 0.400%, 10/06/09	21,500
		124,500
	Massachusetts — 0.2%
25,761	Massachusetts Development Finance Agency, Series 2, 0.400%, 10/01/09	25,761
45,600	Massachusetts Water Resources Authority, 0.450%, 10/01/09	45,600
		71,361
	Minnesota — 0.1%
35,500	City of Rochester, 0.400%, 10/07/09	35,500
	Nevada — 0.1%
17,500	Truckee Meadows Water Authority, 0.350%, 09/01/09	17,500
	Ohio — 0.1%
16,800	County of Cuyahoga, 0.400%, 10/05/09	16,800
	Tennessee — 0.0%
10,000	State of Tennessee, 0.400%, 09/08/09	10,000
	Texas — 1.0%
35,000	Bexar Metropolitan Water Distribution, 0.450%, 11/02/09	35,000
	Texas Municipal Power Agency,
35,000	0.420%, 09/01/09	35,000
94,200	0.420%, 10/13/09	94,200
	University of Texas,
50,000	0.420%, 01/06/10	50,000
29,500	0.420%, 01/12/10	29,500
33,875	0.420%, 02/01/10	33,875
		277,575
	Virginia — 0.1%
35,540	Stafford County & Staunton IDA, 0.410%, 09/14/09	35,540
	Washington — 0.1%
22,765	Port of Seattle Washington, 0.400%, 09/09/09	22,765
	Wisconsin — 0.2%
45,000	Wisconsin Health & Educational Facilities Authority, 0.350%, 09/01/09	45,000
	Total Municipal Commercial Paper (Cost $901,611)	901,611
	Repurchase Agreement — 0.2%
45,986	Barclays Capital, 0.220%, dated 08/31/09, due 09/01/09, repurchase price $45,986, collateralized by U.S. Treasury Securities with a value of $46,906 (m) (Cost $45,986)	45,986
	Total Investments — 101.0% (Cost $28,609,004)*	28,609,004
	Liabilities in Excess of Other Assets — (1.0)%	(274,677)
	NET ASSETS — 100.0%	$28,334,327

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 3.8% (n)
	Florida — 2.4%
64,000	Hillsborough County, 0.700%, 09/24/09	64,000
21,200	Indian River County Housing, 0.450%, 09/10/09	21,200
		85,200
	Indiana — 0.9%
34,000	Indiana Development Finance Authority,
	0.450%, 09/10/09	34,000
	Michigan — 0.5%
19,000	Michigan State Housing Development Authority, 0.500%, 10/26/09	19,000
	Total Commercial Paper (Cost $138,200)	138,200
Daily Demand Notes — 24.0%
	California — 5.9%
	California Housing Finance Agency, Home Mortgage,
23,900	Series D, Rev., VRDO, AMT, 1.900%, 09/01/09	23,900
58,600	Series H, Rev., VRDO, AMT, 2.580%, 09/01/09	58,600
	California Housing Finance Agency, Multi-Family Housing,
31,700	Series B, Rev., VRDO, AMT, 1.900%, 09/01/09	31,700
28,275	Series C, Rev., VRDO, AMT, 1.900%, 09/01/09	28,275
5,600	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 0.200%, 09/01/09	5,600
17,500	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VRDO, 0.140%, 09/01/09	17,500
47,950	Irvine Ranch Water District, Series A, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.140%, 09/01/09	47,950
		213,525
	Delaware — 1.5%
55,300	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 0.220%, 09/01/09	55,300
	Florida — 0.3%
11,500	Collier County Educational Facilities Authority, Limited Obligation, Ave Maria University, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	11,500
	Georgia — 0.4%
16,310	Burke County Development Authority, Rev., VRDO, 0.140%, 09/02/09	16,310
	Idaho — 0.5%
16,505	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, FSA, 0.190%, 09/01/09	16,505
	Indiana — 2.4%
	City of Whiting, Environmental Facilities, BP Products North America,
15,000	Rev., VRDO, 0.120%, 09/01/09	15,000
20,600	Series C, Rev., VRDO, 0.120%, 09/01/09	20,600
	Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Project,
20,000	Series C-2, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 0.350%, 09/01/09	20,000
30,000	Series C-7, Rev., VRDO, FSA, 0.500%, 09/01/09	30,000
		85,600
	Kentucky — 0.1%
3,765	Kentucky Public Energy Authority, Series A, Rev., VRDO, 0.130%, 09/01/09	3,765
	Louisiana — 0.7%
	Louisiana Public Facilities Authority, Air Products & Chemical Project,
15,700	Series A, Rev., VRDO, 0.320%, 09/01/09	15,700
10,000	Series C, Rev., VRDO, 0.150%, 09/01/09	10,000
		25,700
	Massachusetts — 0.6%
6,100	Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Series E, Rev., VRDO, LOC: Fleet National Bank, 0.140%, 09/01/09	6,100
16,315	Massachusetts Water Resources Authority, Multimodal, Subseries D, Rev., VRDO, LOC: Landesbank Baden-Wurttemberg, 0.120%, 09/01/09	16,315
		22,415
	Michigan — 0.9%
1,165	Michigan State Hospital Finance Authority, Crittenton Hospital, Series A, Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	1,165
3,910	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: Federal Home Loan Bank, 0.400%, 09/01/09	3,910
5,000	Michigan State University, Series A, Rev., VRDO, 0.100%, 09/01/09	5,000
13,390	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 0.320%, 09/01/09	13,390

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Michigan — Continued
100	University of Michigan, Series A, Rev., VRDO, 0.100%, 09/01/09	100
	University of Michigan, Hospital,
1,950	Series A, Rev., VRDO, 0.180%, 09/01/09	1,950
500	Series A, Rev., VRDO, 0.180%, 09/01/09	500
5,400	Series A-2, Rev., VRDO, 0.180%, 09/01/09	5,400
1,960	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 0.180%, 09/01/09	1,960
		33,375
	Mississippi — 0.7%
25,000	Mississippi Business Finance Commission, Chevron USA, Inc. Project, Series A, Rev., VRDO, 0.120%, 09/01/09	25,000
	Nevada — 0.2%
7,745	City of Reno, Sales Tax Revenue, Reno Project, Senior Lien, Rev., VRDO, LOC: Bank of New York, 0.120%, 09/01/09	7,745
	New York — 3.7%
	New York City,
10,400	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 0.120%, 09/01/09	10,400
11,190	Subseries L-5, GO, VRDO, 0.240%, 09/01/09	11,190
9,915	New York City Housing Development Corp., Multi-Family Housing, Series E-2, Rev, VRDO, AMT, LIQ: Dexia Credit Local, 0.200%, 09/01/09	9,915
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
900	Series BB-1, Rev., VRDO, 0.160%, 09/01/09	900
14,300	Series CC-1, Rev., VRDO, 0.120%, 09/01/09	14,300
	New York City, Fiscal 2008,
28,685	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 09/01/09	28,685
36,870	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wurttemberg, 0.220%, 09/01/09	36,870
	New York Mortgage Agency,
14,000	Series 142, Rev, VRDO, AMT, 0.310%, 09/01/09	14,000
8,500	Series 144, Rev, VRDO, AMT, 0.220%, 09/01/09	8,500
1,600	Port Authority of New York & New Jersey, Versatile-Structure Obligation, Series 1R, Rev., VRDO, 0.220%, 09/01/09	1,600
		136,360
	North Carolina — 0.6%
19,665	Mecklenburg County, Series A, COP, VRDO, 0.200%, 09/01/09	19,665
	Ohio — 1.6%
7,550	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	7,550
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
15,185	Series A, Rev., VRDO, 0.190%, 09/01/09	15,185
200	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	200
7,100	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 09/01/09	7,100
	Ohio State Solid Waste, BP Exploration & Oil Project,
2,100	Rev., VRDO, 0.130%, 09/01/09	2,100
2,100	Ohio State Water Development Authority, First Energy Generation Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.130%, 09/01/09	2,100
1,200	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 0.200%, 09/01/09	1,200
6,100	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 0.130%, 09/01/09	6,100
	State of Ohio, Solid Waste, BP Products North America,
17,200	Rev., VRDO, 0.130%, 09/01/09	17,200
		58,735
	Oklahoma — 0.4%
15,000	Oklahoma State Capital Improvement Authority, Higher Education, Series D2, Rev., VRDO, 0.130%, 09/01/09	15,000
	Rhode Island — 0.1%
2,230	Providence Housing Authority, Multi-Family Housing, Cathedral Square, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 09/01/09	2,230
	Tennessee — 0.9%
34,000	Montgomery County Public Building Authority, Tennessee County Loan Pool, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 09/01/09	34,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Texas — 1.5%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 09/01/09	8,000
20,000	Harris County Health Facilities Development Corp., Methodist Hospital System, Series A-2, Rev., VRDO, 0.120%, 09/01/09	20,000
8,000	San Gabriel Industrial Development Corp., Rev., VRDO, LOC: Comerica Bank, 0.350%, 09/01/09	8,000
10,000	Schertz-Seguin Local Government Corp., Series SG-151, Rev., VRDO, FSA, LIQ: Societe Generale, 0.220%, 09/01/09	10,000
10,100	Southwest Higher Education Authority, Southern Methodist University, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 09/01/09	10,100
		56,100
	Virginia — 1.0%
8,100	Peninsula Ports Authority, Rev., VRDO, LOC: U.S. Bank N.A., 0.140%, 09/01/09	8,100
29,700	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.200%, 09/01/09	29,700
		37,800
	Total Daily Demand Notes (Cost $876,630)	876,630
Municipal Bonds — 13.0%
	California — 0.3%
10,000	San Francisco City & County Airports Commission, Series B, Rev., VAR, AMT, 3.000%, 12/01/09	10,037
	Connecticut — 0.6%
7,500	City of Hartford, Series A, GO, BAN, 3.000%, 04/15/10	7,571
12,970	City of New Britain, GO, BAN, 3.000%, 03/30/10	13,095
		20,666
	Florida — 0.7%
24,350	Jacksonville Health Facilities Authority, Nemours Foundation Project, Rev., ARS, 1.109%, 10/21/09	24,350
	Indiana — 0.5%
19,875	Indianapolis Local Public Improvement Bond Bank, Series F-2, Rev., 0.800%, 12/31/09	19,875
	Massachusetts — 0.2%
9,000	City of Brockton, GO, BAN, 2.000%, 05/14/10	9,081
	Michigan — 0.8%
30,000	State of Michigan, Series B, GO, 3.000%, 09/30/09	30,032
	New Hampshire — 0.3%
10,000	Carroll County, GO, TAN, 3.000%, 12/31/09	10,024
	New Jersey — 1.2%
	City of Clifton,
11,555	GO, BAN, 3.750%, 02/11/10	11,600
10,000	GO, TAN, 3.750%, 02/11/10	10,039
12,438	Hopatcong Boro, New Jersey, GO, BAN, 2.500%, 08/06/10	12,552
9,883	Palmyra School District, GO, 3.000%, 10/29/09	9,902
		44,093
	New York — 4.9%
16,758	City of Binghamton, Series A, GO, BAN, 3.000%, 02/05/10	16,847
14,806	East Hampton, Series C, GO, BAN, 2.250%, 06/03/10	14,933
9,080	Gouverneur Center School District, School Construction, GO, BAN, 2.750%, 06/25/10	9,153
13,346	Hamburg Center School District, GO, BAN, 2.250%, 07/01/10	13,439
15,750	Lowville Center School District, GO, BAN, 2.500%, 07/09/10	15,889
27,480	Moravia Central School District, GO, BAN, 2.000%, 06/25/10	27,568
13,220	Oneonta City School District, Series A, GO, BAN, 2.000%, 06/24/10	13,300
12,415	Otego-Unadilla Central School District, GO, BAN, 2.750%, 08/06/10	12,557
15,827	Salamanca City School District, GO, BAN, 2.500%, 12/01/09	15,882
12,075	Town of Poughkeepsie, Series B, GO, BAN, 2.000%, 03/19/10	12,101
26,435	Village of Haverstraw, Series A, GO, BAN, 1.500%, 03/12/10	26,497
		178,166
	Ohio — 1.4%
5,330	City of Elyria, Various Purpose Improvement, GO, BAN, 2.500%, 06/17/10	5,351
17,000	City of Marysville, Waste Water, GO, BAN, 1.500%, 06/02/10	17,063
7,500	Edgewood Ohio School District, School Improvement, GO, BAN, 2.000%, 12/01/09	7,521
12,500	Switzerland Local School District, GO, BAN, 2.900%, 11/17/09	12,526

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
	Western Reserve Local School District,
3,745	GO, BAN, 2.500%, 10/15/09	3,747
4,000	GO, BAN, 3.000%, 09/30/09	4,002
		50,210
	Pennsylvania — 1.7%
16,380	Dallastown Area School District, GO, VRDO, 2.040%, 10/01/09	16,471
10,000	Hamburg Area School District, GO, 2.041%, 11/01/09	10,059
21,660	Manheim Central School District, GO, 2.000%, 10/01/09	21,767
15,000	Philadelphia School District, GO, TAN, 2.500%, 06/30/10	15,219
		63,516
	Utah — 0.4%
15,000	Central Utah Water Conservancy District, Series A, Rev, BAN, 2.000%, 07/22/10	15,106
	Total Municipal Bonds (Cost $475,156)	475,156
Weekly Demand Notes — 59.1%
	Alabama — 0.1%
5,000	Pell City Special Care Facilities, Noland Health Services, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.300%, 09/02/09	5,000
	Arizona — 0.6%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 0.540%, 09/03/09	13,995
9,750	Wells Fargo Stage Trust, Series 51C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09	9,750
		23,745
	California — 4.1%
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.330%, 09/02/09	15,000
24,400	California Statewide Communities Development Authority, Multi-Family Housing, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.340%, 09/03/09	24,400
22,780	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.460%, 09/03/09	22,780
	Southern California Home Financing Authority, Single Family Housing,
72,180	Series B, Rev., VRDO, LIQ: BNP Paribas, 2.250%, 09/02/09	72,180
16,000	Wells Fargo Stage Trust, Series 15C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.350%, 09/03/09 (e)	16,000
		150,360
	Colorado — 4.5%
46,950	City of Colorado Springs, Utilities, Sub Lien, Series B, Rev., VRDO, 0.550%, 09/02/09	46,950
10,000	CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	10,000
10,000	Colorado Housing & Finance Authority, Series A-3, Class 1, Rev., VRDO, AMT, 0.400%, 09/02/09	10,000
19,160	Colorado Housing & Finance Authority, Multi-Family Housing Project, I-B-2 Class Shares, Rev., VRDO, AMT, 0.400%, 09/02/09	19,160
	Colorado Housing & Finance Authority, Single Family Mortgage,
24,000	Series 2007 A-2, I-A-2 Class Shares, Rev, VRDO, AMT, LIQ: Federal Home Loan Bank, 0.400%, 09/02/09	24,000
12,945	Series B-3, Class 1, Rev, VRDO, AMT, 0.400%, 09/02/09	12,945
	Denver City & County, Airport,
8,500	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	8,500
6,875	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	6,875
365	Denver Urban Renewal Authority, Downtown Denver, Series A, VRDO, LOC: Compass Bank, 1.200%, 09/02/09	365
	Deutsche Bank Spears/Lifers Trust Various States,
4,100	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	4,100
21,240	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.370%, 09/03/09	21,240
		164,135
	Delaware — 0.4%
3,555	New Castle County, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.340%, 09/03/09	3,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Delaware — Continued
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/02/09	10,150
		13,705
	District of Columbia — 0.7%
25,000	Metropolitan Washington Airports Authority, Subseries A-1, Rev., VRDO, 1.250%, 09/02/09	25,000
	Florida — 2.0%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.380%, 09/02/09	17,800
10,180	Greater Orlando Aviation Authority, Series 2008-067, Rev., VRDO, FSA, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 1.200%, 09/03/09	10,180
5,025	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.600%, 09/02/09	5,025
23,150	Orange County School Board, Series B, COP., VRDO, 0.470%, 09/02/09	23,150
4,555	Palm Beach County Housing Development Corporation, Multi-Family Housing, Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 0.390%, 09/03/09	4,555
11,270	Sumter County IDA, Amern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	11,270
		71,980
	Georgia — 1.3%
32,570	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.380%, 09/02/09	32,570
15,000	RBC Municipal Products, Inc. Trust, Series C-9, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.490%, 09/03/09	15,000
		47,570
	Idaho — 2.2%
	Idaho Housing & Finance Association, Single Family Mortgage,
15,000	Series A, Class I, Rev., VRDO, 0.250%, 09/02/09	15,000
8,915	Series C, Rev., VRDO, 0.550%, 09/02/09	8,915
9,140	Series C, Class I, Rev., VRDO, 0.550%, 09/02/09	9,140
10,285	Series D, Class I, Rev., VRDO, 0.550%, 09/02/09	10,285
21,590	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	21,590
9,370	Series F, Rev., VRDO, 0.550%, 09/02/09	9,370
5,995	Series F-1, Class 1, Rev., VRDO, 0.550%, 09/02/09	5,995
		80,295
	Illinois — 1.9%
5,000	Chicago Board of Education, Series A-1, GO, VRDO, LOC: Harris Trust & Savings Bank, 0.300%, 09/02/09	5,000
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 0.340%, 09/02/09	2,400
2,471	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 0.600%, 09/02/09	2,471
4,900	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/02/09	4,900
9,985	Deutsche Bank Spears/Lifers Trust Various States, Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.360%, 09/02/09	9,985
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.440%, 09/02/09	10,000
7,050	Illinois Housing Development Authority, Pheasant Ridge/Hunter, Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	7,050
10,000	Illinois State Toll Highway Authority, Series B, Rev., VRDO, FSA, 0.450%, 09/03/09	10,000
10,000	RBC Municipal Products, Inc. Trust, Series E-10, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.390%, 09/03/09 (e)	10,000
1,630	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A, Rev., VRDO, LOC: PNC Bank N.A., 0.640%, 09/02/09	1,630
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.770%, 09/02/09	7,300
		70,736
	Indiana — 0.4%
9,525	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-584, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	9,525
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Lasalle Bank N.A., 0.570%, 09/02/09	4,100
		13,625

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Kansas — 1.0%
36,000	City of Wichita, FlightSafety International, Inc., Rev., VRDO, 0.380%, 09/02/09	36,000
	Louisiana — 0.3%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.770%, 09/02/09	4,600
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 0.430%, 09/02/09	6,250
		10,850
	Maryland — 0.6%
5,610	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.540%, 09/03/09	5,610
16,055	Wells Fargo Stage Trust, Series 32C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.370%, 09/03/09 (e)	16,055
		21,665
	Massachusetts — 1.2%
27,540	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 0.390%, 09/03/09 (e)	27,540
	Wells Fargo Stage Trust,
6,135	Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	6,135
10,635	Series 37C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.370%, 09/03/09 (e)	10,635
		44,310
	Michigan — 5.5%
3,550	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.640%, 09/03/09	3,550
2,000	Detroit City School District, Series DCL-045, GO, VRDO, FSA, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, LOC: Dexia Credit Local, 1.250%, 09/03/09	2,000
13,225	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	13,225
2,995	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	2,995
2,500	Michigan State Hospital Finance Authority, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09	2,500
	Michigan State Housing Development Authority,
12,700	Series C, Rev., VRDO, AMT, 0.350%, 09/02/09	12,700
31,435	Series C, Rev., VRDO, AMT, 0.360%, 09/02/09	31,435
15,200	Series D, Rev., VRDO, AMT, 0.460%, 09/02/09	15,200
49,850	Series E, Rev., VRDO, AMT, 0.450%, 09/02/09	49,850
1,800	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.320%, 09/03/09	1,800
8,300	Michigan State Housing Development Authority, Single Family Mortgage, Series C, Rev., VRDO, 0.250%, 09/02/09	8,300
1,055	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 0.600%, 09/02/09	1,055
2,150	Michigan Strategic Fund, Limited Obligation, Sur-Flo Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	2,150
3,100	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	3,100
4,295	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 0.220%, 09/03/09	4,295
5,000	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.750%, 09/03/09	5,000
	RBC Municipal Products, Inc. Trust, Floater Certificates,
21,700	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	21,700
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.470%, 09/02/09	18,750
1,250	Wayne County Airport Authority, Detroit Metropolitan, Series C-3, Rev., VRDO, AMT, LOC: Wachovia Bank N.A., 0.350%, 09/03/09	1,250
		200,855
	Minnesota — 0.8%
5,390	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.280%, 09/02/09	5,390
9,355	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 0.370%, 09/02/09	9,355
15,735	Wells Fargo Stage Trust, Series 52C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	15,735
		30,480

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Missouri — 0.5%
13,965	Lehman Municipal Trust Receipts, Various States, Series 06-K82, Rev., VRDO, LIQ: Citibank N.A., 0.590%, 09/03/09	13,965
3,150	Missouri Housing Development Commission, Single Family Mortgage, Macon Trust, Series 02-K, Rev., VRDO, GNMA/FNMA, LIQ: Bank of America N.A., 0.540%, 09/03/09	3,150
		17,115
	Montana — 0.5%
18,460	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.370%, 09/02/09	18,460
	Nebraska — 0.5%
2,100	Deutsche Bank Spears/Lifers Trust Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.340%, 09/03/09	2,100
15,435	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 0.420%, 09/02/09	15,435
		17,535
	Nevada — 0.6%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 0.470%, 09/03/09	6,700
16,100	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	16,100
		22,800
	New Jersey — 0.4%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Sun Bank N.A., 0.430%, 09/02/09	6,955
7,995	New Jersey EDA, Macon Trust, Series B, Rev., VRDO, FSA, 0.490%, 09/03/09	7,995
		14,950
	New Mexico — 0.4%
15,000	New Mexico Educational Assistance Foundation, Educational Loans, Series A-3, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 0.380%, 09/02/09	15,000
	New York — 0.9%
9,600	New York City Housing Development Corp., Multi-Family Housing, Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 0.340%, 09/02/09	9,600
20,000	New York State Housing Finance Agency, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.320%, 09/02/09	20,000
3,300	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 0.350%, 09/03/09	3,300
		32,900
	North Carolina — 1.1%
8,705	Fayetteville Public Works Commission, Rev., VRDO, FSA, 0.400%, 09/02/09	8,705
8,395	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 0.570%, 09/03/09	8,395
15,000	Montgomery County Facilities & Pollution Financing, Republic Service Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.400%, 09/02/09	15,000
10,000	Wake County, Series A, GO, VRDO, 0.450%, 09/02/09	10,000
		42,100
	North Dakota — 1.6%
	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage,
27,210	Series A, Rev., VRDO, 0.340%, 09/02/09	27,210
10,000	Series B, Rev, VRDO, AMT, 0.370%, 09/02/09	10,000
21,500	Series B, Rev., VRDO, 0.340%, 09/02/09	21,500
		58,710
	Ohio — 3.4%
5,600	Cincinnati City School District, Series ROCS-RR-II-R-12049, COP., VRDO, FSA, LIQ: Citigroup Financial Product, 0.440%, 09/03/09	5,600
3,080	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.280%, 09/02/09	3,080
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.370%, 09/03/09	5,550
400	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 0.320%, 09/02/09	400
14,025	Mahoning County, Youngstown State University Project, Rev., VRDO, LOC: National City Bank, 0.340%, 09/02/09	14,025
1,200	Middletown Hospital Facilities, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 0.400%, 09/02/09	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Class A, Rev., VRDO, LOC: Federal Home Loan Bank, 0.350%, 09/02/09	2,815
1,200	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank Of Nova Scotia, 0.310%, 09/02/09	1,200
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
15,240	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.360%, 09/02/09	15,240
10,000	Series F, Rev., VRDO, GNMA COLL, 0.310%, 09/02/09	10,000
58,565	Ohio Housing Finance Agency, Single Family Mortgage, Series ROCS RRII R-10422, Rev., VRDO, LIQ: Citigroup Financial Product, 0.840%, 09/03/09 (e)	58,565
5,350	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 0.340%, 09/02/09	5,350
		123,025
	Other Territories — 3.9%
	Eagle Tax-Exempt Trust,
10,000	Class A, Rev., VRDO, FHLMC, LIQ: Citibank N.A., 0.450%, 09/03/09 (e)	10,000
18,000	Class A, Rev., VRDO, FHLMC COLL, LIQ: Federal Home Loan Bank, 0.390%, 09/03/09	18,000
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,865	Series M015, Class A, Rev., VRDO, FHLMC, 0.440%, 09/02/09	9,865
59,096	Series M017, Class A, Rev., VRDO, FHLMC, 0.390%, 09/03/09	59,096
28,300	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 0.640%, 09/02/09	28,300
16,365	SunAmerica Trust, Various States, Series A, Class A-2, Rev., VRDO, FHLMC, LIQ: FHLMC, LOC: FHLMC, 0.640%, 09/03/09	16,365
		141,626
	Pennsylvania — 1.7%
7,500	Delaware Valley Regional Financial Authority, Series 2996, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.360%, 09/03/09 (e)	7,500
15,765	Delaware Valley Regional Financial Authority, Municipal Securities Trust Receipts, Series 15, Class A, Rev., VRDO, LIQ: Societe Generale, 0.330%, 09/03/09	15,765
12,775	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VRDO, LIQ: Dexia Credit Local, 1.200%, 09/03/09	12,775
900	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 0.490%, 09/03/09	900
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 0.390%, 09/02/09	6,000
17,620	Wells Fargo Stage Trust, Series 49C, Rev., LIQ: Wells Fargo & Company, 0.270%, 09/03/09	17,620
		60,560
	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.620%, 09/02/09	5,700
	South Dakota — 1.3%
	South Dakota Housing Development Authority, Homeownership Mortgage,
31,000	Series C, Rev., VRDO, 0.360%, 09/02/09	31,000
17,000	Series G, Rev., VRDO, 0.340%, 09/02/09	17,000
		48,000
	Tennessee — 0.2%
8,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.490%, 09/02/09	8,000
	Texas — 5.6%
5,200	Brazos River Harbor Navigation District, Multi-Mode BASF Corp., Rev., VRDO, 0.770%, 09/02/09	5,200
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 0.360%, 09/02/09	10,000
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.380%, 09/02/09	25,000
22,815	Matagorda County Navigation District No. 1, Series 2656, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.460%, 09/03/09	22,815
12,470	Puttable Floating Option Tax-Exempt Receipts, Series 4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.670%, 09/01/09	12,470
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Series 2007 , Rev., VRDO, LOC: U.S. Bank N.A., 0.450%, 09/03/09	18,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
	State of Texas, Veterans Housing Assistance Fund,
12,195	Series A, GO, VRDO, 0.340%, 09/02/09	12,195
10,725	Series B, GO, VRDO, 0.400%, 09/02/09	10,725
11,580	Series D, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.350%, 09/04/09	11,580
31,970	Tarrant County Cultural Education Facilities Finance Corp., Series 2834, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.340%, 09/03/09	31,970
14,900	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartments, Rev., VRDO, LOC: FNMA, 0.550%, 09/03/09	14,900
14,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Idlewilde Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.360%, 09/03/09	14,250
6,440	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.390%, 09/02/09	6,440
9,855	Wells Fargo Stage Trust, Series 20-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	9,855
		205,400
	Utah — 2.1%
	Utah Housing Corp.,
7,525	Series A, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	7,525
14,095	Series B, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	14,095
27,200	Series C, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	27,200
12,900	Series F, Rev., VRDO, LIQ: Bayerische Landesbank, 0.550%, 09/02/09	12,900
	Utah Housing Finance Agency, Single Family Mortgage,
10,495	Series A-2, Rev., VRDO, 0.550%, 09/02/09	10,495
5,395	Series C, Rev., VRDO, 0.550%, 09/02/09	5,395
		77,610
	Vermont — 0.4%
13,800	Vermont Housing Finance Agency, Single Family, Series 22, Rev., VRDO, AMT, FSA, 0.500%, 09/02/09	13,800
	Virginia — 0.8%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo S.A., 0.300%, 09/02/09	14,000
	Virginia Housing Development Authority, MERLOTS,
890	Series C-07, Rev., VRDO, 0.370%, 09/02/09	890
12,750	Series C-42, Rev., VRDO, 0.370%, 09/02/09	12,750
		27,640
	Washington — 2.6%
5,000	Vancouver Housing Authority, Pooled Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.330%, 09/02/09	5,000
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/02/09	7,200
20,000	Washington Economic Development Finance Authority, Waste Management Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.550%, 09/02/09	20,000
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.370%, 09/02/09	9,985
14,000	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.350%, 09/03/09	14,000
	Wells Fargo Stage Trust,
20,545	Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	20,545
18,995	Series 48-C, Rev., VRDO, NATL-RE, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	18,995
		95,725
	West Virginia — 0.2%
6,370	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.550%, 09/03/09	6,370
	Wisconsin — 2.6%
	Wells Fargo Stage Trust,
16,795	Series 2009-2C, Rev., VRDO, 0.270%, 09/03/09 (e)	16,795
11,775	Series 43-C, Rev., VRDO, LIQ: Wells Fargo & Company, 0.270%, 09/03/09 (e)	11,775
	Wisconsin Housing & EDA,
5,640	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 0.410%, 09/03/09 (e)	5,640
9,900	Series A, Rev., VRDO, 0.400%, 09/02/09	9,900

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Wisconsin — Continued
20,000	Series C, Rev., VRDO, 0.300%, 09/02/09	20,000
25,900	Series C, Rev., VRDO, 0.400%, 09/02/09	25,900
5,690	Series C, Rev., VRDO, 0.420%, 09/02/09	5,690
		95,700
	Total Weekly Demand Notes (Cost $2,159,037)	2,159,037
	Total Investments — 99.9% (Cost $3,649,023)*	3,649,023
	Other Assets in Excess of Liabilities — 0.1%	2,879
	NET ASSETS — 100.0%	$3,651,902

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   71

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

ACES—	Automatically Convertible Securities

AGC—	Insured by Assured Guaranty Corp.

AMBAC—	Insured by American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

BAN—	Bond Anticipation Note

BHAC—	Insured by Berkshire Hathaway Assurance Corp.

CCRC—	Congregate Care Retirement Center

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EAGLE —	Earning of accrual generated on local tax-exempt securities

EDA —	Economic Development Authority

FGIC—	Insured by Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Insured by Financial Security Assurance, Inc.

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Insured by Municipal Bond Insurance Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

NATL—	Insured by National Public Finance Guarantee Corp.

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

RAN—	Revenue Anticipation Note

RE—	Reinsured

Rev.—	Revenue

SCAGO—	South Carolina Association of Governmental Organizations

SCSDE—	South Carolina School District Enhancement

TAN—	Tax Anticipation Note

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2009.

XLCA—	Insured by XL Capital Assurance

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$157,244,180	$14,247,016		$81,180,690		$12,818,174
Repurchase agreements, at value	19,866,075	259,336		32,430,234		11,142,517
Total investment securities, at value	177,110,255	14,506,352		113,610,924		23,960,691
Cash	6	—	(a)	—	(a)	1
Receivables:
Interest and dividends	89,537	7,404		37,620		4,104
Prepaid insurance and other assets	2,128	207		1		—	(a)
Total Assets	177,201,926	14,513,963		113,648,545		23,964,796

LIABILITIES:
Payables:
Dividends	15,884	181		5,345		620
Investment securities purchased	1,851,508	199,996		580,584		449,909
Fund shares redeemed	—	21		—		—
Accrued liabilities:
Investment advisory fees	11,829	950		7,569		1,618
Administration fees	9,325	681		5,460		1,257
Shareholder servicing fees	8,115	1,580		4,552		1,426
Distribution fees	139	159		6		13
Custodian and accounting fees	521	76		226		135
Trustees’ and Chief Compliance Officer’s fees	504	41		321		91
Other	1,707	688		1,299		827
Total Liabilities	1,899,532	204,373		605,362		455,896
Net Assets	$175,302,394	$14,309,590		$113,043,183		$23,508,900

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$175,300,871	$14,309,523	$113,033,522	$23,508,112
Accumulated undistributed (distributions in excess of) net investment income	597	28	28	90
Accumulated net realized gains (losses)	926	39	9,633	698
Total Net Assets	$175,302,394	$14,309,590	$113,043,183	$23,508,900
Net Assets:
Class B	$9,640	$25,383	$—	$1,550
Class C	10,352	433,992	—	97,454
Agency	13,389,246	442,906	10,855,850	2,216,925
Capital	99,144,112	4,497,727	67,070,563	—
Cash Management	259,475	—	—	—
Direct	376,333	—	111,180	60,412
E*Trade	—	13,732	—	—
Institutional Class	43,935,803	3,612,519	26,074,560	15,721,964
Investor	100	613,390	100	858,142
Morgan	6,052,051	3,061,759	2,887,054	1,359,978
Premier	8,891,032	615,653	5,561,989	1,675,247
Reserve	3,234,150	552,620	103,626	1,517,128
Service	100	439,909	378,261	100
Total	$175,302,394	$14,309,590	$113,043,183	$23,508,900
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	9,641	25,384	—	1,551
Class C	10,352	433,961	—	97,449
Agency	13,389,048	442,900	10,854,623	2,216,715
Capital	99,142,899	4,497,643	67,065,165	—
Cash Management	259,476	—	—	—
Direct	376,333	—	111,180	60,412
E*Trade	—	13,732	—	—
Institutional Class	43,936,181	3,612,491	26,072,540	15,721,422
Investor	100	613,384	100	858,135
Morgan	6,051,644	3,061,613	2,886,609	1,359,948
Premier	8,890,833	615,623	5,561,458	1,675,270
Reserve	3,234,121	552,714	103,600	1,517,048
Service	100	439,909	378,218	100
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$157,244,180	$14,247,016	$81,180,690	$12,818,174
Cost of repurchase agreements	19,866,075	259,336	32,430,234	11,142,517

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$15,240,146		$20,891,316		$28,563,018	$3,649,023
Repurchase agreements, at value	—		—		45,986	—
Total investment securities, at value	15,240,146		20,891,316		28,609,004	3,649,023
Cash	—	(a)	—		9,445	80
Receivables:
Investment securities sold	—		—		132,187	—
Fund shares sold	3,280		—		—	—
Interest and dividends	6,978		3,262		32,718	6,704
Prepaid insurance and other assets	—	(a)	—		598	55
Total Assets	15,250,404		20,894,578		28,783,952	3,655,862

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—	—
Dividends	1,019		379		1,766	180
Investment securities purchased	—		999,618		440,134	2,100
Fund shares redeemed	1,032		—		—	—
Accrued liabilities:
Investment advisory fees	1,061		1,343		1,952	239
Administration fees	826		1,088		1,549	193
Shareholder servicing fees	839		739		3,337	540
Distribution fees	2		1		130	389
Custodian and accounting fees	85		332		198	21
Trustees’ and Chief Compliance Officer’s fees	72		87		61	7
Other	125		578		498	291
Total Liabilities	5,061		1,004,165		449,625	3,960
Net Assets	$15,245,343		$19,890,413		$28,334,327	$3,651,902

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$15,243,428	$19,888,467	$28,328,590	$3,651,449
Accumulated undistributed (distributions in excess of) net investment income	256	292	1,447	449
Accumulated net realized gains (losses)	1,659	1,654	4,290	4
Total Net Assets	$15,245,343	$19,890,413	$28,334,327	$3,651,902
Net Assets:
Agency	$1,322,103	$1,589,315	$1,396,911	$96,074
Capital	—	7,705,475	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,555,588
Institutional Class	12,553,415	6,882,170	14,393,116	1,168,722
Morgan	206,851	1,361,357	626,856	444,899
Premier	1,036,068	2,016,143	4,497,215	164,702
Reserve	126,906	335,853	7,420,129	159,713
Service	—	100	—	62,204
Total	$15,245,343	$19,890,413	$28,334,327	$3,651,902
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	1,321,997	1,589,083	1,396,989	96,068
Capital	—	7,705,038	—	—
Direct	—	—	100	—
E*Trade	—	—	—	1,555,380
Institutional Class	12,552,143	6,881,280	14,389,781	1,168,585
Morgan	206,838	1,361,335	626,956	444,832
Premier	1,035,954	2,015,942	4,496,389	164,702
Reserve	126,901	335,598	7,417,920	159,668
Service	—	100	—	62,204
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments in non-affiliates	$15,240,146	$20,891,316	$28,563,018	$3,649,023
Cost of repurchase agreements	—	—	45,986	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2009

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$608,452	$52,584		$266,090	$44,984
Interest from interfund lending (net)	—	2		—	—
Total investment income	608,452	52,586		266,090	44,984

EXPENSES:
Investment advisory fees	67,597	5,450		42,851	9,886
Administration fees	52,955	4,270		33,576	7,743
Distribution fees	5,350	6,163		3,608	3,452
Shareholder servicing fees	87,370	13,115		52,485	19,509
Custodian and accounting fees	2,176	218		1,124	384
Interest expense to affiliates	— (a)	—	(a)	— (a)	— (a)
Professional fees	606	80		609	155
Trustees’ and Chief Compliance Officer’s fees	476	61		344	71
Printing and mailing costs	423	310		225	124
Registration and filing fees	1,114	160		927	159
Transfer agent fees	1,436	364		602	226
Insurance expense (See Note 7)	22,788	2,159		3,156	1,821
Other	610	297		1,774	781
Total expenses	242,901	32,647		141,281	44,311
Less amounts waived	(34,469)	(4,932)		(25,992)	(12,240)
Less earnings credits	(3)	—	(a)	(7)	(1)
Less expense reimbursements	—	(126)		(664)	(330)
Net expenses	208,429	27,589		114,618	31,740
Net investment income (loss)	400,023	24,997		151,472	13,244

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	278	23		2,236	68
Change in net assets resulting from operations	$400,301	$25,020		$153,708	$13,312

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$43,566		$28,052	$88,449	$13,031

EXPENSES:
Investment advisory fees	7,326		9,358	12,303	1,246
Administration fees	5,735		7,323	9,635	976
Distribution fees	299		2,976	10,541	5,099
Shareholder servicing fees	11,341		17,017	30,117	3,946
Custodian and accounting fees	283		593	476	57
Interest expense to affiliates	—	(a)	—	2	— (a)
Professional fees	92		100	185	47
Trustees’ and Chief Compliance Officer’s fees	72		81	88	17
Printing and mailing costs	67		88	77	202
Registration and filing fees	105		16	26	61
Transfer agent fees	155		248	239	37
Insurance expense (See Note 7)	913		105	6,256	577
Other	109		89	155	83
Total expenses	26,497		37,994	70,100	12,348
Less amounts waived	(4,835)		(14,090)	(12,193)	(2,588)
Less earnings credits	—	(a)	(270)	(1)	— (a)
Less expense reimbursements	—		—	—	(34)
Net expenses	21,662		23,634	57,906	9,726
Net investment income (loss)	21,904		4,418	30,543	3,305

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	317		87	318	(13)
Change in net assets resulting from operations	$22,221		$4,505	$30,861	$3,292

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$400,023	$2,698,570	$24,997	$260,850
Net realized gain (loss)	278	648	23	16
Change in net assets resulting from operations	400,301	2,699,218	25,020	260,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(161)	(1)	(374)
Class C
From net investment income	— (a)	(131)	(10)	(8,946)
Agency
From net investment income	(28,594)	(265,922)	(925)	(12,813)
Capital
From net investment income	(245,530)	(1,359,001)	(12,483)	(72,920)
Cash Management
From net investment income	(2)	(1,530)	—	—
Direct (b)
From net investment income	(25)	—	—	—
E*Trade (c)
From net investment income	—	—	— (a)	— (a)
Institutional Class
From net investment income	(103,966)	(666,053)	(6,347)	(29,127)
Investor (d)
From net investment income	— (a)	—	(869)	(15,639)
Morgan
From net investment income	(7,849)	(153,748)	(3,025)	(70,221)
Premier
From net investment income	(12,596)	(203,701)	(910)	(15,919)
Reserve
From net investment income	(1,461)	(48,165)	(425)	(25,858)
Service (d)
From net investment income	—	—	(2)	(9,033)
Total distributions to shareholders	(400,023)	(2,698,412)	(24,997)	(260,850)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	9,413,381	65,218,864	808,629	1,939,146

NET ASSETS:
Change in net assets	9,413,659	65,219,670	808,652	1,939,162
Beginning of period	165,888,735	100,669,065	13,500,938	11,561,776
End of period	$175,302,394	$165,888,735	$14,309,590	$13,500,938
Accumulated undistributed (distributions in excess of) net investment income	$597	$597	$28	$28

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151,472	$855,946	$13,244	$150,163
Net realized gain (loss)	2,236	7,397	68	630
Change in net assets resulting from operations	153,708	863,343	13,312	150,793

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	—	(8)
Class C
From net investment income	—	—	—	(514)
Agency
From net investment income	(14,130)	(133,825)	(1,046)	(14,009)
Capital
From net investment income	(98,672)	(442,382)	—	—
Direct (a)
From net investment income	(3)	—	— (b)	—
Institutional Class
From net investment income	(36,842)	(181,860)	(12,169)	(91,486)
Investor Class (c)
From net investment income	—	—	(3)	(10,481)
Morgan
From net investment income	(302)	(54,735)	—	(14,407)
Premier
From net investment income	(1,523)	(38,248)	(26)	(10,161)
Reserve
From net investment income	— (b)	(3,773)	—	(9,063)
Service (d)
From net investment income	—	(1,138)	—	—
Total distributions to shareholders	(151,472)	(855,961)	(13,244)	(150,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,225,025	66,478,616	2,286,843	8,358,502

NET ASSETS:
Change in net assets	13,227,261	66,485,998	2,286,911	8,359,166
Beginning of period	99,815,922	33,329,924	21,221,989	12,862,823
End of period	$113,043,183	$99,815,922	$23,508,900	$21,221,989
Accumulated undistributed (distributions in excess of) net investment income	$28	$28	$90	$90

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,904	$272,114	$4,418	$368,590
Net realized gain (loss)	317	1,342	87	1,861
Change in net assets resulting from operations	22,221	273,456	4,505	370,451

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(1,343)	(13,977)	(29)	(24,479)
Capital
From net investment income	—	—	(2,786)	(107,737)
Institutional Class
From net investment income	(20,224)	(235,505)	(1,603)	(157,459)
Morgan
From net investment income	(5)	(3,735)	—	(19,904)
Premier
From net investment income	(332)	(18,677)	—	(30,480)
Reserve
From net investment income	—	(220)	—	(28,712)
Total distributions to shareholders	(21,904)	(272,114)	(4,418)	(368,771)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(6,549,672)	6,233,117	(13,316,905)	2,654,869

NET ASSETS:
Change in net assets	(6,549,355)	6,234,459	(13,316,818)	2,656,549
Beginning of period	21,794,698	15,560,239	33,207,231	30,550,682
End of period	$15,245,343	$21,794,698	$19,890,413	$33,207,231
Accumulated undistributed (distributions in excess of) net investment income	$256	$256	$292	$292

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,543	$460,782	$3,305	$36,598
Net realized gain (loss)	318	3,972	(13)	58
Change in net assets resulting from operations	30,861	464,754	3,292	36,656

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(2,038)	(19,523)	(195)	(1,529)
Direct (a)
From net investment income	— (b)	—	—	—
E*Trade
From net investment income	—	—	(100)	(16,658)
Institutional Class
From net investment income	(25,110)	(265,273)	(2,269)	(7,462)
Morgan
From net investment income	(177)	(11,724)	(481)	(6,519)
Premier
From net investment income	(2,815)	(69,181)	(165)	(1,673)
Reserve
From net investment income	(386)	(95,010)	(97)	(2,313)
Service
From net investment income	—	—	(1)	(444)
Total distributions to shareholders	(30,526)	(460,711)	(3,308)	(36,598)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,650,988)	4,867,572	1,008,703	(293,526)

NET ASSETS:
Change in net assets	(1,650,653)	4,871,615	1,008,687	(293,468)
Beginning of period	29,984,980	25,113,365	2,643,215	2,936,683
End of period	$28,334,327	$29,984,980	$3,651,902	$2,643,215
Accumulated undistributed (distributions in excess of) net investment income	$1,447	$1,430	$449	$452

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$2,538	$15,515	$6,222	$35,232
Dividends and distributions reinvested	— (a)	150	1	357
Cost of shares redeemed	(6,607)	(9,859)	(15,621)	(19,818)
Change in net assets from Class B capital transactions	$(4,069)	$5,806	$(9,398)	$15,771
Class C
Proceeds from shares issued	$5,588	$15,172	$102,217	$294,226
Dividends and distributions reinvested	— (a)	117	10	8,923
Cost of shares redeemed	(6,293)	(10,119)	(136,961)	(451,171)
Change in net assets from Class C capital transactions	$(705)	$5,170	$(34,734)	$(148,022)
Agency
Proceeds from shares issued	$147,684,900	$277,138,776	$1,474,632	$3,779,114
Dividends and distributions reinvested	20,204	205,594	676	11,152
Cost of shares redeemed	(148,907,491)	(273,393,385)	(1,483,882)	(3,838,378)
Change in net assets from Agency capital transactions	$(1,202,387)	$3,950,985	$(8,574)	$(48,112)
Capital
Proceeds from shares issued	$403,763,982	$830,223,678	$13,337,659	$42,697,981
Dividends and distributions reinvested	125,644	776,104	11,409	53,616
Cost of shares redeemed	(387,207,888)	(791,666,672)	(12,804,852)	(41,239,203)
Change in net assets from Capital capital transactions	$16,681,738	$39,333,110	$544,216	$1,512,394
Cash Management
Proceeds from shares issued	$636,584	$807,106	$—	$—
Dividends and distributions reinvested	1	232	—	—
Cost of shares redeemed	(711,188)	(796,701)	—	—
Change in net assets from Cash Management capital transactions	$(74,603)	$10,637	$—	$—
Direct (b)
Proceeds from shares issued	$381,392	$—	$—	$—
Dividends and distributions reinvested	1	—	—	—
Cost of shares redeemed	(5,060)	—	—	—
Change in net assets from Direct capital transactions	$376,333	$—	$—	$—
E*Trade (c)
Proceeds from shares issued	$—	$—	$19,368	$2,636
Dividends and distributions reinvested	—	—	—(a)	— (a)
Cost of shares redeemed	—	—	(7,397)	(875)
Change in net assets from E*Trade capital transactions	$—	$—	$11,971	$1,761
Institutional Class
Proceeds from shares issued	$133,741,391	$288,156,879	$8,770,126	$8,235,395
Dividends and distributions reinvested	41,715	389,202	5,877	26,105
Cost of shares redeemed	(135,568,512)	(271,180,738)	(7,210,722)	(7,426,017)
Change in net assets from Institutional Class capital transactions	$(1,785,406)	$17,365,343	$1,565,281	$835,483

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor (d)
Proceeds from shares issued	$100	$—	$720,867	$2,265,359
Dividends and distributions reinvested	— (a)	—	250	5,290
Cost of shares redeemed	—	—	(821,863)	(2,301,898)
Change in net assets from Investor capital transactions	$100	$—	$(100,746)	$(31,249)
Morgan
Proceeds from shares issued	$372,615,030	$751,933,312	$647,046	$3,255,134
Dividends and distributions reinvested	3,565	80,328	2,966	68,882
Cost of shares redeemed	(374,506,039)	(751,273,855)	(1,155,332)	(3,079,038)
Change in net assets from Morgan capital transactions	$(1,887,444)	$739,785	$(505,320)	$244,978
Premier
Proceeds from shares issued	$227,977,663	$526,266,897	$1,035,222	$2,992,471
Dividends and distributions reinvested	4,836	103,867	669	12,816
Cost of shares redeemed	(229,979,845)	(524,588,240)	(1,081,146)	(3,098,473)
Change in net assets from Premier capital transactions	$(1,997,346)	$1,782,524	$(45,255)	$(93,186)
Reserve
Proceeds from shares issued	$167,156,160	$433,836,941	$80,912,792	$287,871,108
Dividends and distributions reinvested	879	14,868	51	1,497
Cost of shares redeemed	(167,849,969)	(431,826,305)	(81,193,073)	(288,991,751)
Change in net assets from Reserve capital transactions	$(692,930)	$2,025,504	$(280,230)	$(1,119,146)
Service (d)
Proceeds from shares issued	$100	$—	$70,306,322	$156,664,704
Dividends and distributions reinvested	—	—	— (a)	24
Cost of shares redeemed	—	—	(70,634,904)	(155,896,254)
Change in net assets from Service capital transactions	$100	$—	$(328,582)	$768,474

Total change in net assets from capital transactions	$9,413,381	$65,218,864	$808,629	$1,939,146

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	2,538	15,515	6,222	35,232
Reinvested	— (a)	150	1	357
Redeemed	(6,607)	(9,859)	(15,621)	(19,818)
Change in Class B Shares	(4,069)	5,806	(9,398)	15,771
Class C
Issued	5,588	15,172	102,217	294,226
Reinvested	— (a)	117	10	8,923
Redeemed	(6,293)	(10,119)	(136,961)	(451,171)
Change in Class C Shares	(705)	5,170	(34,734)	(148,022)
Agency
Issued	147,684,900	277,138,776	1,474,632	3,779,114
Reinvested	20,204	205,594	676	11,152
Redeemed	(148,907,491)	(273,393,385)	(1,483,882)	(3,838,378)
Change in Agency Shares	(1,202,387)	3,950,985	(8,574)	(48,112)
Capital
Issued	403,763,982	830,223,678	13,337,659	42,697,981
Reinvested	125,644	776,104	11,409	53,616
Redeemed	(387,207,888)	(791,666,672)	(12,804,852)	(41,239,203)
Change in Capital Shares	16,681,738	39,333,110	544,216	1,512,394
Cash Management
Issued	636,584	807,106	—	—
Reinvested	1	232	—	—
Redeemed	(711,188)	(796,701)	—	—
Change in Cash Management Shares	(74,603)	10,637	—	—
Direct (b)
Issued	381,392	—	—	—
Reinvested	1	—	—	—
Redeemed	(5,060)	—	—	—
Change in Direct Shares	376,333	—	—	—
E*Trade (c)
Issued	—	—	19,368	2,636
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(7,397)	(875)
Change in E*Trade Shares	—	—	11,971	1,761
Institutional Class
Issued	133,741,391	288,156,879	8,770,126	8,235,395
Reinvested	41,715	389,202	5,877	26,105
Redeemed	(135,568,512)	(271,180,738)	(7,210,722)	(7,426,017)
Change in Institutional Class Shares	(1,785,406)	17,365,343	1,565,281	835,483

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor (d)
Issued	100	—	720,867	2,265,359
Reinvested	— (a)	—	250	5,290
Redeemed	—	—	(821,863)	(2,301,898)
Change in Investor Shares	100	—	(100,746)	(31,249)
Morgan
Issued	372,615,030	751,933,312	647,046	3,255,134
Reinvested	3,565	80,328	2,966	68,882
Redeemed	(374,506,039)	(751,273,855)	(1,155,332)	(3,079,038)
Change in Morgan Shares	(1,887,444)	739,785	(505,320)	244,978
Premier
Issued	227,977,663	526,266,897	1,035,222	2,992,471
Reinvested	4,836	103,867	669	12,816
Redeemed	(229,979,845)	(524,588,240)	(1,081,146)	(3,098,473)
Change in Premier Shares	(1,997,346)	1,782,524	(45,255)	(93,186)
Reserve
Issued	167,156,160	433,836,941	80,912,792	287,871,108
Reinvested	879	14,868	51	1,497
Redeemed	(167,849,969)	(431,826,305)	(81,193,073)	(288,991,751)
Change in Reserve Shares	(692,930)	2,025,504	(280,230)	(1,119,146)
Service (d)
Issued	100	—	70,306,322	156,664,704
Reinvested	—	—	— (a)	24
Redeemed	—	—	(70,634,904)	(155,896,254)
Change in Service Shares	100	—	(328,582)	768,474

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering of class of shares effective July 17, 2009 for Prime Money Market Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Liquid Assets Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$164	$1,922
Dividends and distributions reinvested	—	—	—	7
Cost of shares redeemed	—	—	(428)	(1,657)
Change in net assets from Class B capital transactions	$—	$—	$(264)	$272
Class C
Proceeds from shares issued	$—	$—	$36,997	$197,907
Dividends and distributions reinvested	—	—	—	514
Cost of shares redeemed	—	—	(101,434)	(130,066)
Change in net assets from Class C capital transactions	$—	$—	$(64,437)	$68,355
Agency
Proceeds from shares issued	$104,334,716	$140,727,874	$23,252,572	$35,796,425
Dividends and distributions reinvested	12,470	119,450	754	11,461
Cost of shares redeemed	(106,270,195)	(133,237,990)	(23,861,086)	(34,002,912)
Change in net assets from Agency capital transactions	$(1,923,009)	$7,609,334	$(607,760)	$1,804,974
Capital
Proceeds from shares issued	$186,193,004	$251,912,496	$—	$—
Dividends and distributions reinvested	63,827	297,905	—	—
Cost of shares redeemed	(172,202,346)	(214,843,169)	—	—
Change in net assets from Capital capital transactions	$14,054,485	$37,367,232	$—	$—
Direct (a)
Proceeds from shares issued	$120,167	$—	$70,875	$—
Dividends and distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(8,987)	—	(10,463)	—
Change in net assets from Direct capital transactions	$111,180	$—	$60,412	$—
Institutional Class
Proceeds from shares issued	$97,920,001	$119,273,608	$49,325,322	$117,436,205
Dividends and distributions reinvested	25,263	146,585	4,848	61,827
Cost of shares redeemed	(96,735,689)	(101,581,155)	(45,653,159)	(111,527,458)
Change in net assets from Institutional Class capital transactions	$1,209,575	$17,839,038	$3,677,011	$5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS (continued):
Investor Class (c)
Proceeds from shares issued	$100	$—	$1,628,224	$4,055,036
Dividends and distributions reinvested	—	—	1	1,171
Cost of shares redeemed	—	—	(1,896,170)	(4,300,724)
Change in net assets from Investor Class capital transactions	$100	$—	$(267,945)	$(244,517)
Morgan
Proceeds from shares issued	$256,037,346	$510,677,211	$98,832,765	$252,011,844
Dividends and distributions reinvested	94	18,274	—	3,662
Cost of shares redeemed	(258,140,906)	(509,062,488)	(99,121,434)	(252,306,266)
Change in net assets from Morgan capital transactions	$(2,103,466)	$1,632,997	$(288,669)	$(290,760)
Premier
Proceeds from shares issued	$67,154,283	$172,398,199	$23,886,681	$28,347,665
Dividends and distributions reinvested	799	22,283	8	3,676
Cost of shares redeemed	(64,982,217)	(170,888,409)	(23,604,814)	(28,090,640)
Change in net assets from Premier capital transactions	$2,172,865	$1,532,073	$281,875	$260,701
Reserve
Proceeds from shares issued	$14,470,491	$61,445,724	$80,890,419	$260,199,351
Dividends and distributions reinvested	— (b)	96	—	1,261
Cost of shares redeemed	(14,547,940)	(61,545,100)	(81,393,899)	(259,411,709)
Change in net assets from Reserve capital transactions	$(77,449)	$(99,280)	$(503,480)	$788,903
Service (d)
Proceeds from shares issued	$9,579,857	$25,774,944	$100	$—
Dividends and distributions reinvested	—	322	—	—
Cost of shares redeemed	(9,799,113)	(25,178,044)	—	—
Change in net assets from Service capital transactions	$(219,256)	$597,222	$100	$—

Total change in net assets from capital transactions	$13,225,025	$66,478,616	$2,286,843	$8,358,502

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than $1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class B
Issued	—	—	164	1,922
Reinvested	—	—	—	7
Redeemed	—	—	(428)	(1,657)
Change in Class B Shares	—	—	(264)	272
Class C
Issued	—	—	36,997	197,907
Reinvested	—	—	—	514
Redeemed	—	—	(101,434)	(130,066)
Change in Class C Shares	—	—	(64,437)	68,355
Agency
Issued	104,334,716	140,727,874	23,252,572	35,796,425
Reinvested	12,470	119,450	754	11,461
Redeemed	(106,270,195)	(133,237,990)	(23,861,086)	(34,002,912)
Change in Agency Shares	(1,923,009)	7,609,334	(607,760)	1,804,974
Capital
Issued	186,193,004	251,912,496	—	—
Reinvested	63,827	297,905	—	—
Redeemed	(172,202,346)	(214,843,169)	—	—
Change in Capital Shares	14,054,485	37,367,232	—	—
Direct (a)
Issued	120,167	—	70,875	—
Reinvested	— (b)	—	—	—
Redeemed	(8,987)	—	(10,463)	—
Change in Direct Shares	111,180	—	60,412	—
Institutional Class
Issued	97,920,001	119,273,608	49,325,322	117,436,205
Reinvested	25,263	146,585	4,848	61,827
Redeemed	(96,735,689)	(101,581,155)	(45,653,159)	(111,527,458)
Change in Institutional Class Shares	1,209,575	17,839,038	3,677,011	5,970,574

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS (continued):
Investor Class (c)
Issued	100	—	1,628,224	4,055,036
Reinvested	—	—	1	1,171
Redeemed	—	—	(1,896,170)	(4,300,724)
Change in Investor Class Shares	100	—	(267,945)	(244,517)
Morgan
Issued	256,037,346	510,677,211	98,832,765	252,011,844
Reinvested	94	18,274	—	3,662
Redeemed	(258,140,906)	(509,062,488)	(99,121,434)	(252,306,266)
Change in Morgan Shares	(2,103,466)	1,632,997	(288,669)	(290,760)
Premier
Issued	67,154,283	172,398,199	23,886,681	28,347,665
Reinvested	799	22,283	8	3,676
Redeemed	(64,982,217)	(170,888,409)	(23,604,814)	(28,090,640)
Change in Premier Shares	2,172,865	1,532,073	281,875	260,701
Reserve
Issued	14,470,491	61,445,724	80,890,419	260,199,351
Reinvested	— (b)	96	—	1,261
Redeemed	(14,547,940)	(61,545,100)	(81,393,899)	(259,411,709)
Change in Reserve Shares	(77,449)	(99,280)	(503,480)	788,903
Service (d)
Issued	9,579,857	25,774,944	100	—
Reinvested	—	322	—	—
Redeemed	(9,799,113)	(25,178,044)	—	—
Change in Service Shares	(219,256)	597,222	100	—

(a)	Commencement of offering of class of shares effective July 17, 2009.

(b)	Amount rounds to less than 1,000.

(c)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Government Money Market Fund.

(d)	Commencement of offering of class of shares effective July 1, 2009 for U.S. Treasury Plus Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,206,422	$4,505,821	$16,559,815	$44,225,481
Dividends and distributions reinvested	841	9,438	14	19,793
Cost of shares redeemed	(2,468,306)	(3,502,671)	(17,143,188)	(43,379,402)
Change in net assets from Agency capital transactions	$(261,043)	$1,012,588	$(583,359)	$865,872
Capital
Proceeds from shares issued	$—	$—	$7,244,261	$31,042,378
Dividends and distributions reinvested	—	—	1,604	76,575
Cost of shares redeemed	—	—	(7,155,609)	(31,265,898)
Change in net assets from Capital capital transactions	$—	$—	$90,256	$(146,945)
Institutional Class
Proceeds from shares issued	$23,268,338	$57,312,710	$9,011,020	$58,519,540
Dividends and distributions reinvested	7,663	159,390	529	86,460
Cost of shares redeemed	(28,939,213)	(52,793,560)	(14,895,985)	(58,847,026)
Change in net assets from Institutional Class capital transactions	$(5,663,212)	$4,678,540	$(5,884,436)	$(241,026)
Morgan
Proceeds from shares issued	$2,460,906	$5,193,630	$31,420,936	$122,467,736
Dividends and distributions reinvested	4	3,084	—	13,983
Cost of shares redeemed	(2,525,856)	(5,220,676)	(32,162,655)	(122,738,085)
Change in net assets from Morgan capital transactions	$(64,946)	$(23,962)	$(741,719)	$(256,366)
Premier
Proceeds from shares issued	$1,663,044	$5,351,240	$70,586,647	$198,769,844
Dividends and distributions reinvested	132	13,281	—	16,219
Cost of shares redeemed	(2,275,613)	(4,845,020)	(72,199,862)	(197,509,102)
Change in net assets from Premier capital transactions	$(612,437)	$519,501	$(1,613,215)	$1,276,961
Reserve
Proceeds from shares issued	$334,937	$583,585	$2,741,358	$23,848,008
Dividends and distributions reinvested	—	202	—	11,432
Cost of shares redeemed	(282,971)	(537,337)	(7,325,890)	(22,703,067)
Change in net assets from Reserve capital transactions	$51,966	$46,450	$(4,584,532)	$1,156,373
Service (a)
Proceeds from shares issued	$—	$—	$100	$—
Change in net assets from Service capital transactions	$—	$—	$100	$—

Total change in net assets from capital transactions	$(6,549,672)	$6,233,117	$(13,316,905)	$2,654,869

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	2,206,422	4,505,821	16,559,815	44,225,473
Reinvested	841	9,438	14	19,793
Redeemed	(2,468,306)	(3,502,642)	(17,143,188)	(43,379,403)
Change in Agency Shares	(261,043)	1,012,617	(583,359)	865,863
Capital
Issued	—	—	7,244,261	31,042,350
Reinvested	—	—	1,604	76,575
Redeemed	—	—	(7,155,609)	(31,265,898)
Change in Capital Shares	—	—	90,256	(146,973)
Institutional Class
Issued	23,268,338	57,312,710	9,011,020	58,519,498
Reinvested	7,663	159,390	529	86,460
Redeemed	(28,939,213)	(52,793,160)	(14,895,985)	(58,847,026)
Change in Institutional Class Shares	(5,663,212)	4,678,940	(5,884,436)	(241,068)
Morgan
Issued	2,460,906	5,193,629	31,420,936	122,467,728
Reinvested	4	3,084	—	13,983
Redeemed	(2,525,856)	(5,220,669)	(32,162,655)	(122,738,085)
Change in Morgan Shares	(64,946)	(23,956)	(741,719)	(256,374)
Premier
Issued	1,663,044	5,350,804	70,586,647	198,769,833
Reinvested	132	13,281	—	16,219
Redeemed	(2,275,613)	(4,845,020)	(72,199,862)	(197,509,102)
Change in Premier Shares	(612,437)	519,065	(1,613,215)	1,276,950
Reserve
Issued	334,937	583,585	2,741,358	23,847,996
Reinvested	—	202	—	11,432
Redeemed	(282,971)	(537,336)	(7,325,890)	(22,703,067)
Change in Reserve Shares	51,966	46,451	(4,584,532)	1,156,361
Service (a)
Issued	—	—	100	—
Change in Service Shares	—	—	100	—

(a)	Commencement of offering of class of shares effective July 1, 2009 for 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,576,277	$5,157,542	$110,001	$175,773
Dividends and distributions reinvested	400	13,047	33	1,059
Cost of shares redeemed	(1,591,852)	(4,294,153)	(86,426)	(123,947)
Change in net assets from Agency capital transactions	$(15,175)	$876,436	$23,608	$52,885
Direct (a)
Proceeds from shares issued	$100	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—
Change in net assets from Direct capital transactions	$100	$—	$—	$—
E*Trade
Proceeds from shares issued	$—	$—	$415,718	$722,041
Dividends and distributions reinvested	—	—	100	16,659
Cost of shares redeemed	—	—	(230,411)	(972,449)
Change in net assets from E*Trade capital transactions	$—	$—	$185,407	$(233,749)
Institutional Class
Proceeds from shares issued	$19,594,243	$64,710,424	$1,262,268	$2,976,228
Dividends and distributions reinvested	7,742	132,704	1,547	4,052
Cost of shares redeemed	(18,950,539)	(63,597,183)	(560,988)	(3,162,274)
Change in net assets from Institutional Class capital transactions	$651,446	$1,245,945	$702,827	$(181,994)
Morgan
Proceeds from shares issued	$40,449,400	$102,082,926	$304,645	$886,812
Dividends and distributions reinvested	85	5,514	465	6,390
Cost of shares redeemed	(40,742,964)	(101,926,621)	(290,813)	(775,740)
Change in net assets from Morgan capital transactions	$(293,479)	$161,819	$14,297	$117,462
Premier
Proceeds from shares issued	$7,218,796	$20,859,970	$194,073	$229,549
Dividends and distributions reinvested	158	17,485	116	1,130
Cost of shares redeemed	(8,142,416)	(19,536,622)	(106,461)	(279,956)
Change in net assets from Premier capital transactions	$(923,462)	$1,340,833	$87,728	$(49,277)
Reserve
Proceeds from shares issued	$16,822,884	$38,734,625	$14,129,856	$31,236,937
Dividends and distributions reinvested	19	9,760	21	383
Cost of shares redeemed	(17,893,321)	(37,501,846)	(14,108,121)	(31,325,282)
Change in net assets from Reserve capital transactions	$(1,070,418)	$1,242,539	$21,756	$(87,962)
Service
Proceeds from shares issued	$—	$—	$5,453,493	$4,908,800
Dividends and distributions reinvested	—	—	— (b)	9
Cost of shares redeemed	—	—	(5,480,413)	(4,819,700)
Change in net assets from Service capital transactions	$—	$—	$(26,920)	$89,109

Total change in net assets from capital transactions	$(1,650,988)	$4,867,572	$1,008,703	$(293,526)

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Agency
Issued	1,576,277	5,157,542	110,001	175,773
Reinvested	400	13,047	33	1,059
Redeemed	(1,591,852)	(4,294,153)	(86,426)	(123,947)
Change in Agency Shares	(15,175)	876,436	23,608	52,885
Direct (a)
Issued	100	—	—	—
Reinvested	— (b)	—	—	—
Change in Direct Shares	100	—	—	—
E*Trade
Issued	—	—	415,718	722,041
Reinvested	—	—	100	16,659
Redeemed	—	—	(230,411)	(972,449)
Change in E*Trade Shares	—	—	185,407	(233,749)
Institutional Class
Issued	19,594,243	64,710,424	1,262,268	2,976,227
Reinvested	7,742	132,704	1,547	4,052
Redeemed	(18,950,539)	(63,597,183)	(560,988)	(3,162,273)
Change in Institutional Class Shares	651,446	1,245,945	702,827	(181,994)
Morgan
Issued	40,449,400	102,082,926	304,645	886,811
Reinvested	85	5,514	465	6,390
Redeemed	(40,742,964)	(101,926,621)	(290,813)	(775,739)
Change in Morgan Shares	(293,479)	161,819	14,297	117,462
Premier
Issued	7,218,796	20,859,970	194,073	229,549
Reinvested	158	17,485	116	1,130
Redeemed	(8,142,416)	(19,536,622)	(106,461)	(279,956)
Change in Premier Shares	(923,462)	1,340,833	87,728	(49,277)
Reserve
Issued	16,822,884	38,734,625	14,129,856	31,236,937
Reinvested	19	9,760	21	383
Redeemed	(17,893,321)	(37,501,846)	(14,108,121)	(31,325,282)
Change in Reserve Shares	(1,070,418)	1,242,539	21,756	(87,962)
Service
Issued	—	—	5,453,493	4,908,800
Reinvested	—	—	— (b)	9
Redeemed	—	—	(5,480,413)	(4,819,700)
Change in Service Shares	—	—	(26,920)	89,109

(a)	Commencement of offering of class of shares effective July 17, 2009 for Tax Free Money Market Fund.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(j) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Includes insurance expense of 0.01% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.00%		$9,640	0.74	%(e)	0.00%	1.18%
1.62		13,709	0.99	(f)	1.52	1.17
4.28	(g)	7,903	0.97		4.18	1.17
4.31		6,161	0.97		4.26	1.18
1.57		5,907	0.97		3.16	1.18
1.52		5,690	1.11		1.58	1.23
0.12		8,247	1.06		0.12	1.28

0.00		10,352	0.72	(e)	0.00	1.18
1.62		11,057	0.99	(f)	1.52	1.17
4.28	(g)	5,887	0.97		4.11	1.17
4.31		1,497	0.97		4.33	1.17
1.57		611	0.97		3.21	1.18
1.52		387	1.11		1.54	1.23
0.12		661	1.07		0.13	1.28

0.22		13,389,246	0.29	(e)	0.44	0.33
2.34		14,591,611	0.27	(i)	2.27	0.32
5.02	(g)	10,640,542	0.26		4.88	0.32
5.05		10,626,102	0.26		4.95	0.33
1.93		9,357,166	0.26		3.84	0.33
2.37		12,406,388	0.26		2.35	0.33
0.93		11,669,540	0.26		0.92	0.32

0.27		99,144,112	0.19	(e)	0.53	0.23
2.44		82,462,192	0.18	(f)	2.30	0.22
5.12	(g)	43,128,647	0.16		4.98	0.22
5.15		38,644,921	0.16		5.06	0.23
1.98		29,137,733	0.16		3.97	0.23
1.55		27,693,602	0.16		2.96	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Cash Management
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Direct
July 17, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Investor
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Includes insurance expense of 0.02% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.00%		$259,475	0.73	%(e)	0.00%	0.98%
1.63		334,078	0.97	(f)	1.52	0.97
4.28	(g)	323,442	0.96		4.27	0.97
4.32		28,464	0.96		4.19	0.98
1.58		82,930	0.96		3.15	0.98
1.66		97,786	0.96		1.67	0.99
0.21		84,565	0.96		0.21	0.99

0.01		376,333	0.32	(j)	0.14	0.33

0.25		43,935,803	0.23	(e)	0.50	0.28
2.40		45,721,168	0.22	(j)	2.28	0.27
5.08	(g)	28,355,614	0.20		4.95	0.27
5.11		25,408,596	0.20		5.01	0.28
1.96		21,099,369	0.20		3.91	0.28
2.43		21,516,192	0.20		2.36	0.30
0.99		26,513,965	0.20		0.99	0.32

0.00		100	0.50	(e)	0.02	0.53

0.10		6,052,051	0.52	(e)	0.22	0.53
2.09		7,939,483	0.52	(j)	2.05	0.52
4.75	(g)	7,199,661	0.51		4.64	0.52
4.79		5,961,657	0.51		4.72	0.53
1.80		3,995,204	0.51		3.61	0.53
2.08		3,771,089	0.55		2.05	0.58
0.59		3,919,246	0.59		0.59	0.63

0.13		8,891,032	0.47	(e)	0.25	0.48
2.14		10,888,362	0.47	(j)	2.08	0.47
4.82	(g)	9,105,808	0.45		4.72	0.47
4.85		7,844,932	0.45		4.75	0.48
1.83		7,450,365	0.45		3.65	0.48
2.18		8,577,924	0.15		2.22	0.48
0.73		5,887,641	0.45		0.73	0.47

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—		—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from August 31 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

0.04%		$3,234,150	0.65	%(e)	0.08%	0.73%
1.89		3,927,075	0.72	(f)	1.74	0.72
4.56	(g)	1,901,561	0.70		4.46	0.72
4.59		461,798	0.70		4.49	0.73
1.71		445,119	0.70		3.45	0.73
1.92		304,259	0.70		1.92	0.73
0.48		269,516	0.70		0.48	0.73

0.00		100	0.51	(e)	0.00	1.08

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

E*Trade
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
January 8, 2009(k) through February 28, 2009	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.01% (See Note 7).

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$25,383	0.79	%(e)	0.00%	1.20%
1.71		34,781	0.99	(f)	1.57	1.19
4.29	(g)	19,010	0.98	(h)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54

0.00		433,992	0.78	(e)	0.00	1.20
1.71		468,725	0.98	(j)	1.74	1.18
4.29	(g)	616,746	0.98	(h)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52

0.24		442,906	0.29	(e)	0.48	0.35
2.43		451,480	0.27	(j)	2.42	0.33
5.03	(g)	499,591	0.26		4.86	0.33
5.03		183,392	0.26		4.94	0.34
2.49		206,098	0.26		3.68	0.34
0.96		482,594	0.26		2.68	0.37

0.29		4,497,727	0.19	(e)	0.58	0.25
2.53		3,953,504	0.18	(f)	2.40	0.23
5.14	(g)	2,441,114	0.16		4.94	0.23
5.14		1,663,573	0.16		5.02	0.24
2.56		1,631,764	0.16		3.73	0.24
0.99		3,102,545	0.16		2.80	0.27

0.00		13,732	0.70	(e)	0.01	1.10
0.06		1,761	1.03	(e)	0.21	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.03		—	(d)	0.03		(0.03)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(k) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Includes insurance expense of 0.01% (See Note 7).

(j)	Includes interest expense of 0.01%.

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.27%		$3,612,519	0.23	%(e)	0.51%	0.30%
2.49		2,047,234	0.22	(f)	2.36	0.28
5.10	(g)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

0.12		613,390	0.54	(e)	0.25	0.55
2.17		714,135	0.52	(i)	2.16	0.53
4.77	(g)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55
0.65		3,898,608	0.52		0.65	0.54

0.09		3,061,759	0.60	(e)	0.18	0.65
2.09		3,567,073	0.60	(i)	2.05	0.63
4.69	(g)	3,322,087	0.60	(j)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

0.15		615,653	0.48	(e)	0.30	0.50
2.23		660,906	0.46	(i)	2.27	0.48
4.84	(g)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005(k) through February 28, 2006 (i)	1.00	0.02		—	(d)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.03% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

(i)	The Fund changed its fiscal year end from June 30 to the last day of February.

(j)	Includes insurance expense of 0.02% (See Note 7).

(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.05%		$552,620	0.68	%(e)	0.12%	0.75%
1.98		832,849	0.71	(f)	2.09	0.73
4.57	(g)	1,951,990	0.71	(h)	4.48	0.73
4.58		1,461,304	0.70		4.41	0.74
2.19		2,564,187	0.70		3.25	0.74
1.53		3,569,531	0.75		1.48	0.78
0.40		4,372,583	0.77		0.40	0.79

0.00		439,909	0.81	(e)	0.00	1.10
1.62		768,490	1.07	(j)	1.43	1.09
4.23	(g)	17	1.04		4.14	1.08
4.27		16	1.00		4.19	1.09
1.89		15	1.00		3.00	1.10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Capital (h)
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Direct
July 17, 2009 (j) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Investor
July 1, 2009 (j) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(j) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Effective February 19, 2005, Class I was renamed Capital.

(i)	Includes insurance expense of 0.02% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.12%		$10,855,850	0.27	%(e)	0.24%	0.31%
1.81		12,778,607	0.27	(e)	1.60	0.32
4.82	(f)	5,168,268	0.26		4.65	0.32
5.00		3,890,478	0.26		4.91	0.33
2.48		3,516,960	0.24		3.65	0.33
1.95		4,045,754	0.24		2.55	0.32
0.87		98,212	0.24		0.86	0.24

0.17		67,070,563	0.17	(e)	0.33	0.21
1.92		53,014,849	0.18	(i)	1.58	0.22
4.92	(f)	15,643,602	0.16		4.64	0.21
5.10		6,985,294	0.16		4.94	0.23
2.54		11,330,299	0.14		3.89	0.23
2.05		4,529,318	0.14		1.94	0.17
0.97		7,157,361	0.14		0.96	0.14

0.00		111,180	0.30		0.06	0.30

0.15		26,074,560	0.21	(e)	0.29	0.26
1.88		24,864,451	0.22	(i)	1.56	0.27
4.88	(f)	7,023,964	0.20		4.58	0.26
5.06		2,065,993	0.20		4.94	0.28
2.50		2,314,372	0.20		3.76	0.28
0.94		2,017,162	0.20		2.66	0.28

0.00		100	0.38		0.00	0.50

0.01		2,887,054	0.50	(e)	0.02	0.61
1.48		4,990,436	0.60	(e)	1.39	0.62
4.48	(f)	3,356,978	0.59		4.38	0.62
4.65		3,245,121	0.59		4.58	0.63
2.24		2,648,298	0.59		3.34	0.63
0.81		2,445,422	0.59		2.26	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 15, 2005(h) through February 28, 2006 (g)	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.04%		$5,561,989	0.43%		0.06%	0.46%
1.62		3,389,001	0.46	(e)	1.47	0.47
4.62	(f)	1,856,533	0.45		4.49	0.47
4.80		1,624,006	0.45		4.69	0.48
2.37		1,957,807	0.39		3.56	0.48
1.79		1,416,600	0.39		1.94	0.44
0.72		728,456	0.39		0.71	0.39

0.00		103,626	0.52	(e)	0.00	0.71
1.37		181,072	0.71	(e)	1.47	0.71
4.36	(f)	280,327	0.70		4.30	0.72
4.54		343,592	0.70		4.37	0.73
2.17		719,836	0.69		3.23	0.73
0.77		749,475	0.69		2.19	0.73

0.00		378,261	0.52	(e)	0.00	1.06
1.04		597,506	1.00	(e)	0.44	1.07
4.01	(f)	252	1.05		3.00	1.06
4.23		16	1.00		4.15	1.07
1.87		15	1.00		2.97	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Class B
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—		$—	(d)	$—	(d)	$—	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Class C
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Agency
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Direct
July 17, 2009 (h) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.01% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$1,550	0.37	%(e)	0.00%	1.17%
0.58		1,814	0.69	(e)	0.46	1.17
3.63	(f)	1,542	0.97		3.60	1.17
4.22		1,528	0.97		4.15	1.18
1.90		1,819	0.97		2.82	1.19
1.25		2,358	0.87		1.18	1.42
0.24		2,860	0.82		0.24	1.52

0.00		97,454	0.38	(e)	0.00	1.18
0.58		161,891	0.68	(e)	0.44	1.18
3.63	(f)	93,532	0.97		3.21	1.17
4.22		28,026	0.97		4.18	1.18
1.90		21,148	0.97		2.82	1.19
1.25		27,589	0.96		1.90	1.21
0.24		548	0.83		0.24	1.53

0.05		2,216,925	0.27	(e)	0.09	0.32
1.05		2,824,679	0.28	(e)	0.72	0.33
4.37	(f)	1,019,655	0.26		4.13	0.32
4.96		896,961	0.26		4.85	0.33
2.38		894,875	0.26		3.55	0.34
0.89		898,116	0.26		2.52	0.32

0.00		60,412	0.28		0.00	0.30

0.08		15,721,964	0.21	(i)	0.15	0.27
1.12		12,044,908	0.22	(e)	0.73	0.28
4.43	(f)	6,073,940	0.20		3.92	0.27
5.03		1,009,749	0.20		4.87	0.28
2.42		4,151,409	0.20		3.72	0.29
0.92		1,705,565	0.20		2.61	0.27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Service
July 1, 2009 (i) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.02% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.00%		$858,142	0.37	%(e)	0.00%	0.53%
0.84		1,126,084	0.49	(f)	0.84	0.52
4.11	(g)	1,370,557	0.51		4.11	0.52
4.70		1,854,344	0.51		4.60	0.53
2.21		1,987,416	0.51		3.27	0.54
1.52		2,509,650	0.52		1.56	0.52
0.55		2,920,637	0.52		0.54	0.52

0.00		1,359,978	0.37	(e)	0.00	0.62
0.79		1,648,642	0.53	(e)	0.75	0.62
4.02	(g)	1,939,331	0.59		3.95	0.62
4.62		1,909,921	0.59		4.59	0.63
2.16		875,609	0.59		3.20	0.64
0.78		812,795	0.59		2.20	0.62

0.00		1,675,247	0.36	(f)	0.00	0.47
0.88		1,393,368	0.45	(e)	0.77	0.47
4.17	(g)	1,132,622	0.45		4.07	0.47
4.76		1,424,189	0.45		4.68	0.48
2.25		1,164,950	0.45		3.36	0.49
0.83		1,009,503	0.45		2.32	0.47

0.00		1,517,128	0.37	(e)	0.00	0.72
0.72		2,020,603	0.57	(e)	0.54	0.73
3.91	(g)	1,231,644	0.70		3.85	0.72
4.50		876,221	0.70		4.36	0.73
2.08		1,504,955	0.70		3.10	0.74
1.38		1,737,775	0.74		1.40	0.75
0.29		1,702,965	0.77		0.29	0.77

0.00		100	0.29		0.00	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(d)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.02		—	(d)	0.02		(0.02)	1.00
February 19, 2005(h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.01% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.10%	$1,322,103	0.27	%(e)	0.20%	0.31%
1.76	1,583,121	0.28	(f)	1.50	0.32
4.77	570,445	0.26		4.47	0.32
4.96	172,324	0.26		4.82	0.33
1.89	200,822	0.26		3.74	0.34
2.27	203,604	0.26		2.17	0.34
0.85	389,465	0.26		0.85	0.33

0.13	12,553,415	0.21	(e)	0.27	0.26
1.82	18,216,366	0.21	(e)	1.70	0.27
4.83	13,536,697	0.20		4.64	0.27
5.02	5,692,265	0.20		4.95	0.28
1.92	2,266,888	0.20		3.86	0.23
2.34	1,817,800	0.20		2.36	0.31
0.91	1,271,387	0.20		0.90	0.32

0.00	206,851	0.47	(e)	0.00	0.61
1.42	271,793	0.60	(e)	1.42	0.62
4.42	295,739	0.59		4.29	0.62
4.61	235,377	0.59		4.53	0.63
1.72	206,926	0.59		3.44	0.64
1.88	220,885	0.64		1.85	0.72
0.41	238,643	0.70		0.40	0.79

0.02	1,036,068	0.43	(e)	0.05	0.46
1.57	1,648,481	0.46	(e)	1.47	0.47
4.57	1,128,873	0.45		4.41	0.47
4.76	604,858	0.45		4.62	0.48
1.79	756,761	0.45		3.52	0.49
2.08	1,502,964	0.45		2.13	0.49
0.66	1,057,504	0.45		0.65	0.48

0.00	126,906	0.46	(e)	0.00	0.71
1.32	74,937	0.70	(f)	1.06	0.72
4.31	28,485	0.70		4.08	0.72
4.50	1,251	0.70		4.45	0.73
1.67	760	0.70		3.30	0.74
1.21	1,093	0.70		2.65	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Capital
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(d)	0.05		(0.05)	—	(d)	(0.05)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.00%		$1,589,315	0.24%	0.00%	0.30%
1.00	1.03		2,172,668	0.25	0.97	0.31
1.00	4.13	(e)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32

1.00	0.04		7,705,475	0.16	0.08	0.20
1.00	1.13		7,615,191	0.16	1.12	0.21
1.00	4.24	(e)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

1.00	0.02		6,882,170	0.20	0.04	0.25
1.00	1.09		12,766,575	0.20	1.06	0.26
1.00	4.20	(e)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31

1.00	0.00		1,361,357	0.24	0.00	0.60
1.00	0.77		2,103,069	0.53	0.75	0.61
1.00	3.79	(e)	2,359,306	0.59	3.67	0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	$—		$—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(d)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(d)	0.04		(0.04)	—	(d)	(0.04)
September 1, 2005 through February 28, 2006 (f)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(g) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
July 1, 2009 (g) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	—	—		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.00%		$2,016,143	0.24%	0.00%	0.45%
1.00	0.87		3,629,348	0.41	0.80	0.46
1.00	3.94	(e)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47

1.00	0.00		335,853	0.24	0.00	0.70
1.00	0.68		4,920,380	0.59	0.63	0.71
1.00	3.68	(e)	3,763,803	0.70	3.33	0.72
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	0.00		100	0.24	0.00	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Direct
July 17, 2009 (h) through August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(d)	—		—	(d)	— (d)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Includes insurance expense of 0.09% (See Note 7).

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.14%	$1,396,911	0.30	%(e)	0.28%	0.34%
1.64	1,412,071	0.28	(f)	1.57	0.33
3.30	535,484	0.26		3.21	0.32
3.31	288,068	0.26		3.26	0.32
1.31	444,492	0.26		2.63	0.33
1.77	904,664	0.26		1.74	0.33
0.81	1,173,270	0.26		0.82	0.32

0.00	100	0.34	(i)	0.11	0.34

0.17	14,393,116	0.24	(e)	0.33	0.29
1.70	13,741,504	0.22	(f)	1.72	0.27
3.37	12,493,562	0.20		3.27	0.27
3.37	8,255,381	0.20		3.32	0.27
1.34	9,465,973	0.20		2.69	0.28
1.83	8,973,878	0.20		1.81	0.30
0.87	8,684,334	0.20		0.87	0.31

0.02	626,856	0.54	(e)	0.04	0.64
1.30	920,327	0.61	(f)	1.25	0.62
2.96	758,385	0.59		2.93	0.62
2.97	570,935	0.59		3.00	0.62
1.15	465,810	0.59		2.37	0.63
1.43	557,839	0.59		1.43	0.66
0.48	566,501	0.59		0.48	0.68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund (continued)
Premier
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	1.00
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (g)	1.00	0.01		—	(d)	0.01		(0.01)	1.00
February 19, 2005(h) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	The Fund changed its fiscal year end from August 31 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

0.05%	$4,497,215	0.47	%(e)	0.11%	0.49%
1.45	5,420,621	0.47	(f)	1.40	0.47
3.11	4,079,130	0.45		2.96	0.47
3.10	2,078,846	0.45		3.07	0.47
1.22	6,120,346	0.45		2.47	0.48
1.58	4,686,356	0.45		1.57	0.48
0.62	4,038,922	0.45		0.62	0.47

0.00	7,420,129	0.57	(e)	0.01	0.74
1.19	8,490,457	0.72	(f)	1.17	0.72
2.85	7,246,804	0.70		2.75	0.72
2.86	4,631,440	0.70		2.92	0.72
1.09	2,829	0.70		2.17	0.73
0.86	2,423	0.70		1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

E*Trade
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
January 17, 2006(i) through February 28, 2006 (h)	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Institutional Class
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Morgan
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
February 19, 2005(i) through June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.02		—	(d)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.02% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.28%		$96,074	0.30	%(e)	0.55%	0.36%
1.00	1.78		72,466	0.28	(f)	1.69	0.34
1.00	3.33	(g)	19,577	0.26		3.20	0.34
1.00	3.35		16,427	0.26		3.22	0.34
1.00	1.71		45,534	0.26		2.71	0.34
1.00	0.75		17	0.26		2.34	0.32

1.00	0.01		1,555,588	0.83	(e)	0.01	1.11
1.00	1.06		1,370,189	0.99	(f)	1.08	1.09
1.00	2.57	(g)	1,603,907	1.00		2.55	1.09
1.00	2.59		1,723,433	1.00		2.60	1.08
1.00	0.25		307,366	1.00		2.11	1.09

1.00	0.31		1,168,722	0.24	(e)	0.58	0.31
1.00	1.84		465,898	0.22	(f)	1.83	0.29
1.00	3.39	(g)	647,885	0.20		3.37	0.29
1.00	3.41		236,421	0.20		3.36	0.28
1.00	1.75		249,762	0.20		2.71	0.29
1.00	0.77		84,755	0.20		2.27	0.28

1.00	0.11		444,899	0.63	(e)	0.22	0.66
1.00	1.45		430,604	0.61	(f)	1.41	0.64
1.00	2.99	(g)	313,132	0.59		2.94	0.64
1.00	3.01		315,046	0.59		2.97	0.63
1.00	1.49		248,123	0.59		2.33	0.64
1.00	0.63		36,495	0.59		1.79	0.63

1.00	0.18		164,702	0.49	(e)	0.33	0.51
1.00	1.59		76,975	0.47	(f)	1.60	0.49
1.00	3.13	(g)	126,250	0.45		3.25	0.49
1.00	3.16		1,037,219	0.45		3.11	0.48
1.00	1.58		906,870	0.45		2.36	0.48
1.00	1.42		827,335	0.45		1.39	0.51
1.00	0.61		867,509	0.45		0.60	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   127

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
Municipal Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2009 (Unaudited)	$1.00	$—	(d)	$—	(d)	$—	(d)	$— (d)	$—		$— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 1, 2005 through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(d)	—		—	(d)	— (d)	—		— (d)

Service
Six Months Ended August 31, 2009 (Unaudited)	1.00	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(d)	0.02		(0.02)	—	(d)	(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(d)	0.03		(0.03)	—	(d)	(0.03)
July 15, 2005(j) through February 28, 2006 (h)	1.00	0.01		—	(d)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	Amount rounds to less than $0.01.

(e)	Includes insurance expense of 0.04% (See Note 7).

(f)	Includes insurance expense of 0.01% (See Note 7).

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Includes insurance expense of 0.03% (See Note 7).

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	0.06%		$159,713	0.72	%(e)	0.12%	0.76%
1.00	1.34		137,957	0.71	(f)	1.36	0.74
1.00	2.87	(g)	225,916	0.70		2.85	0.74
1.00	2.90		113,653	0.70		2.85	0.73
1.00	1.41		173,362	0.70		2.09	0.73
1.00	1.16		373,788	0.70		1.13	0.76
1.00	0.36		375,729	0.70		0.35	0.78

1.00	0.00		62,204	0.86	(e)	0.00	1.11
1.00	1.01		89,126	1.03	(i)	0.78	1.10
1.00	2.53	(g)	16	1.04		2.49	1.09
1.00	2.59		15	1.00		2.55	1.09
1.00	1.16		15	1.00		1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

E*Trade Shares commenced operations on January 8, 2009, for the Liquid Assets Money Market Fund.

Direct Shares commenced operations on July 17, 2009, for Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Tax Free Money Market Fund.

Investor Shares commenced operations on July 1, 2009, for Prime Money Market Fund and U.S. Government Money Market Fund.

Service Shares commenced operations on July 1, 2009, for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

All share classes of the U.S. Treasury Plus Money Market Fund and 100% U.S. Treasury Securities Money Market Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

130   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund #
Total Investments in Securities	$—	$177,110,255	$—	$177,110,255

Liquid Assets Money Market Fund #
Total Investments in Securities	$—	$14,506,352	$—	$14,506,352

U.S. Government Money Market Fund #
Total Investments in Securities	$—	$113,610,924	$—	$113,610,924

U.S. Treasury Plus Money Market Fund #
Total Investments in Securities	$—	$23,960,691	$—	$23,960,691

Federal Money Market Fund #
Total Investments in Securities	$—	$15,240,146	$—	$15,240,146

100% U.S. Treasury Securities Money Market Fund #
Total Investments in Securities	$—	$20,891,316	$—	$20,891,316

Tax Free Money Market Fund #
Total Investments in Securities	$—	$28,609,004	$—	$28,609,004

Municipal Money Market Fund #
Total Investments in Securities	$—	$3,649,023	$—	$3,649,023

#	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Please refer to the SOI for specifics of the portfolio holdings.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

For the six months ended August 31, 2009, the Funds did not invest in any money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.06% of each Fund’s average daily net assets.

The Administrator waived Administrative fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	0.60	0.10	0.25	0.60

132   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$40
Liquid Assets Money Market Fund	86
U.S. Treasury Plus Money Market Fund	4

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	n/a
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	0.30%
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15%	n/a
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15%	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15%	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	0.30

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan and insurance expense related to participation in the U.S. Treasury Department’s Temporary Guarantee Program as described in Note 7) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital*	Cash Management	Direct	E*Trade
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	n/a
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	1.00%
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	1.00

	Institutional Class**	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	0.21	n/a	0.59	0.45	0.70	1.05

*	Prior to July 1, 2009, the contractual expense limitation was 0.16%.

**	Prior to July 1, 2009, the contractual expense limitation was 0.20%.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The expense limitation percentages in the table above are in place until at least June 30, 2010.

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Prime Money Market Fund	$—	$30,355	$30,355	$—
Liquid Assets Money Market Fund	146	2,660	2,806	126
U.S. Government Money Market Fund	—	19,275	19,275	664
U.S. Treasury Plus Money Market Fund	—	5,144	5,144	330
Federal Money Market Fund	—	4,064	4,064	—
100% U.S. Treasury Securities Money Market Fund	—	3,676	3,676	—
Tax Free Money Market Fund	—	3,985	3,985	—
Municipal Money Market Fund	—	942	942	34

	Voluntary Waivers
	Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—	$2,440	$1,674	$4,114
Liquid Assets Money Market Fund	46	202	1,878	2,126
U.S. Government Money Market Fund	—	4,151	2,566	6,717
U.S. Treasury Plus Money Market Fund	—	3,808	3,288	7,096
Federal Money Market Fund	—	525	246	771
100% U.S. Treasury Securities Money Market Fund	—	7,440	2,974	10,414
Tax Free Money Market Fund	—	1,846	6,362	8,208
Municipal Money Market Fund	—	17	1,629	1,646

134   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2009 were as follows (amounts in thousands):

	Distribution		Shareholder Servicing
Prime Money Market Fund
Class B	$45		$15
Class C	40		13
Agency	—		9,857
Capital	—		23,257
Cash Management	743		446
Direct	—		27
Institutional Class	—		20,866
Investor	—	(a)	—
Morgan	—		12,526
Premier	—		14,936
Reserve	4,522		5,427
Service	—	(a)	—	(a)
	$5,350		$87,370
Liquid Assets Money Market Fund
Class B	$117		$39
Class C	1,733		578
Agency	—		288
Capital	—		1,080
E*Trade	25		13
Institutional Class	—		1,249
Investor	—		1,223
Morgan	1,653		5,785
Premier	—		911
Reserve	902		1,082
Service	1,733		867
	$6,163		$13,115
U.S. Government Money Market Fund
Agency	$—		$8,862
Capital	—		14,996
Direct	—		8
Institutional Class	—		12,656
Investor	—	(a)	—
Morgan	1,912		6,691

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	Distribution		Shareholder Servicing
U.S. Government Money Market Fund (continued)
Premier	—		8,306
Reserve	170		203
Service	1,526		763
	$3,608		$52,485
U.S. Treasury Plus Money Market Fund
Class B	$6		$2
Class C	475		158
Agency	—		1,729
Direct	—		5
Institutional Class	—		8,233
Investor	—		1,925
Morgan	753		2,637
Premier	—		2,161
Reserve	2,218		2,659
Service	—	(a)	—	(a)
	$3,452		$19,509
Federal Money Market Fund
Agency	$—		$1,010
Institutional Class	—		7,592
Morgan	125		437
Premier	—		2,093
Reserve	174		209
	$299		$11,341
100% U.S. Treasury Securities Money Market Fund
Agency	$—		$1,418
Capital	—		1,757
Institutional Class	—		4,152
Morgan	857		3,000
Premier	—		4,147
Reserve	2,119		2,543
Service	—	(a)	—	(a)
	$2,976		$17,017
Tax Free Money Market Fund
Agency	$—		$1,110
Direct	—		—	(a)
Institutional Class	—		7,556
Morgan	406		1,422
Premier	—		7,867
Reserve	10,135		12,162
	$10,541		$30,117
Municipal Money Market Fund
Agency	$—		$54
E*Trade	4,449		2,225
Institutional Class	—		392
Morgan	220		770
Premier	—		149
Reserve	202		242
Service	228		114
	$5,099		$3,946

(a)	Amount rounds to less than $1,000.

136   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

As of August 31, 2009, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the six months ended August 31, 2009, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$16,110	1	$2

Interest earned, if any, as a result of lending money to another fund as of August 31, 2009 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ outstanding shares for Prime Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund.

Additionally, Municipal Money Market Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

7. U.S. Treasury’s Guarantee Program

The Funds were eligible to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the U.S. Treasury Department (the “Treasury”) guaranteed to beneficial shareholders that they would receive one dollar (“stable share price”) for each share held in a participating money market fund as of the close of business on September 19, 2008. The guarantee would have been triggered if, after the close of business on September 19, 2008, a participating fund’s per share net asset value fell below 99.5% of the stable share price.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   137

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Any increase in the number of shares held in a participating fund after the close of business on September 19, 2008, or an investment in another participating fund after that date, was not guaranteed. If an investor held less than the number of shares originally held in a participating fund on September 19, 2008, on the date the guarantee would have been triggered, only the number of shares held on that later date would have been covered. In addition, if an investor closed an account where the shares were held on September 19, 2008, or transferred shares from such an account to a new account after that date, the shares would not have been covered.

All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, participated in the Program for the period September 19, 2008 through December 18, 2008, the Program’s initial expiration date. The Treasury extended the Program through April 30, 2009 and again extended the program through September 18, 2009. All Funds, with the exception of 100% U.S. Treasury Securities Money Market Fund, continued to participate in the Program through the extended expiration date of April 30, 2009. All Funds, with the exception of U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund continued to participate in the Program through the extended expiration date of September 18, 2009. The Program expired on September 19, 2009.

Fees associated with the Program were based on a Fund’s outstanding shares as of September 19, 2008 (“Initial Outstanding Shares”). Each of the Funds that participated in the Program paid the Treasury a fee of 0.01% of Initial Outstanding Shares for the period September 19, 2008 through December 18, 2008, and, for those Funds that participated in the Program extensions, 0.015% of Initial Outstanding Shares for each of the following extension periods: December 19, 2008 through April 30, 2009 and May 1, 2009 through September 18, 2009.

Fees are recorded in Insurance expense on the Statements of Operations. This expense was borne by the Funds participating in the Program without regard to any expense limitation currently in effect for the Funds. All shareholders of each participating Fund bore this cost without regard to the extent of their coverage under the Program.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five-year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through October 29, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

138   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual*	$1,000.00	$1,000.00	$3.73	0.74%
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Class C
Actual*	1,000.00	1,000.00	3.63	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Agency
Actual*	1,000.00	1,002.20	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Capital
Actual*	1,000.00	1,002.70	0.96	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
Cash Management
Actual*	1,000.00	1,000.00	3.68	0.73
Hypothetical*	1,000.00	1,021.53	3.72	0.73
Direct
Actual*	1,000.00	1,002.00	0.40	0.32
Hypothetical**	1,000.00	1,023.59	1.63	0.32
Institutional Class
Actual*	1,000.00	1,002.50	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Investor
Actual*	1,000.00	1,001.00	0.25	0.15
Hypothetical***	1,000.00	1,024.45	0.77	0.15

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Prime Money Market Fund (continued)
Morgan
Actual*	$1,000.00	$1,001.00	$2.62	0.52%
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Premier
Actual*	1,000.00	1,001.30	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Reserve
Actual*	1,000.00	1,000.40	3.28	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Service
Actual*	1,000.00	1,000.00	0.87	0.51
Hypothetical***	1,000.00	1,022.63	2.60	0.51

Liquid Assets Money Market Fund
Class B
Actual*	1,000.00	1,000.00	3.98	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class C
Actual*	1,000.00	1,000.00	3.93	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78
Agency
Actual*	1,000.00	1,002.40	1.46	0.29
Hypothetical*	1,000.00	1,023.74	1.48	0.29
Capital
Actual*	1,000.00	1,002.90	0.96	0.19
Hypothetical*	1,000.00	1,024.25	0.97	0.19
E*Trade
Actual*	1,000.00	1,000.00	3.53	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Institutional Class
Actual*	1,000.00	1,002.70	1.16	0.23
Hypothetical*	1,000.00	1,024.05	1.17	0.23
Investor
Actual*	1,000.00	1,001.20	2.72	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Morgan
Actual*	1,000.00	1,000.90	3.03	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Premier
Actual*	1,000.00	1,001.50	2.42	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48
Reserve
Actual*	1,000.00	1,000.50	3.43	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Service
Actual*	1,000.00	1,000.00	4.08	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81

140   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
U.S. Government Money Market Fund
Agency
Actual*	$1,000.00	$1,001.20	$1.36	0.27%
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Capital
Actual*	1,000.00	1,001.70	0.86	0.17
Hypothetical*	1,000.00	1,024.35	0.87	0.17
Direct
Actual*	1,000.00	1,000.90	0.38	0.30
Hypothetical**	1,000.00	1,023.69	1.53	0.30
Institutional Class
Actual*	1,000.00	1,001.50	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.20	0.05	0.03
Hypothetical***	1,000.00	1,025.05	0.15	0.03
Morgan
Actual*	1,000.00	1,000.10	2.52	0.50
Hypothetical*	1,000.00	1,022.68	2.55	0.50
Premier
Actual*	1,000.00	1,000.40	2.17	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Reserve
Actual*	1,000.00	1,000.00	2.62	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Service
Actual*	1,000.00	1,000.00	2.62	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52

U.S. Treasury Plus Money Market Fund
Class B
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Class C
Actual*	1,000.00	1,000.00	1.92	0.38
Hypothetical*	1,000.00	1,023.29	1.94	0.38
Agency
Actual*	1,000.00	1,000.50	1.36	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Direct
Actual*	1,000.00	1,000.00	0.35	0.28
Hypothetical**	1,000.00	1,023.79	1.43	0.28
Institutional Class
Actual*	1,000.00	1,000.80	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Investor
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Morgan
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Premier
Actual*	$1,000.00	$1,000.00	$1.81	0.36%
Hypothetical*	1,000.00	1,023.39	1.84	0.36
Reserve
Actual*	1,000.00	1,000.00	1.87	0.37
Hypothetical*	1,000.00	1,023.34	1.89	0.37
Service
Actual*	1,000.00	998.20	0.49	0.29
Hypothetical***	1,000.00	1,023.74	1.48	0.29

Federal Money Market Fund
Agency
Actual*	1,000.00	1,001.00	1.36	0.27
Hypothetical*	1,000.00	1,023.84	1.38	0.27
Institutional Class
Actual*	1,000.00	1,001.30	1.06	0.21
Hypothetical*	1,000.00	1,024.15	1.07	0.21
Morgan
Actual*	1,000.00	1,000.00	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Premier
Actual*	1,000.00	1,000.20	2.17	0.43
Hypothetical*	1,000.00	1,023.04	2.19	0.43
Reserve
Actual*	1,000.00	1,000.00	2.32	0.46
Hypothetical*	1,000.00	1,022.89	2.35	0.46

100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Capital
Actual*	1,000.00	1,000.40	0.81	0.16
Hypothetical*	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual*	1,000.00	1,000.20	1.01	0.20
Hypothetical*	1,000.00	1,024.20	1.02	0.20
Morgan
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Premier
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Reserve
Actual*	1,000.00	1,000.00	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Service
Actual*	1,000.00	1,000.00	0.41	0.24
Hypothetical***	1,000.00	1,024.00	1.22	0.24

142   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

	Beginning Account Value March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid During March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,001.40	$1.51	0.30%
Hypothetical*	1,000.00	1,023.69	1.53	0.30
Direct
Actual*	1,000.00	1,001.20	0.43	0.34
Hypothetical**	1,000.00	1,023.49	1.73	0.34
Institutional Class
Actual*	1,000.00	1,001.70	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Morgan
Actual*	1,000.00	1,000.20	2.72	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Premier
Actual*	1,000.00	1,000.50	2.37	0.47
Hypothetical*	1,000.00	1,022.84	2.40	0.47
Reserve
Actual*	1,000.00	1,000.00	2.87	0.57
Hypothetical*	1,000.00	1,022.33	2.91	0.57

Municipal Money Market Fund
Agency
Actual*	1,000.00	1,002.80	1.51	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30
E*Trade
Actual*	1,000.00	1,000.10	4.18	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Institutional Class
Actual*	1,000.00	1,003.10	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24
Morgan
Actual*	1,000.00	1,001.10	3.18	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Premier
Actual*	1,000.00	1,001.80	2.47	0.49
Hypothetical*	1,000.00	1,022.74	2.50	0.49
Reserve
Actual*	1,000.00	1,000.60	3.63	0.72
Hypothetical*	1,000.00	1,021.58	3.67	0.72
Service
Actual*	1,000.00	1,000.00	4.34	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the actual period). Direct Shares commenced operations on July 17, 2009.

***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the actual period). Investor and Service Shares Shares commenced operations on July 1, 2009.

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   143

Board Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-today management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees

144   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds. The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc., (“JPMDS”) affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class-specific fees and expenses and the Advisor’s investment approach during the market events over the past year. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   145

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

performance information for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee was in the first and second quintiles, respectively, for the Morgan and Institutional Class shares and that the actual total expenses for both Morgan and Institutional Class shares were in the first quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee was in the first quintile for the Morgan shares and in the second quintile for Institutional Class and Service shares. The Trustees also noted that the actual total expenses were in the first quintile for the Morgan and Institutional Class shares, and in the fifth quintile for the Service shares, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee was in the second quintile for the Morgan, Institutional Class and Service shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile and, for Service Shares in the fifth quintile, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee was in the first and second quintiles for the Morgan and Institutional Class shares, respectively, and that the actual total expenses for both the Morgan and Institutional Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee was in the second quintile for the Morgan and Institutional Class shares and that the actual total expenses for the Morgan and Institutional Class shares were in the second and first quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee was in the second quintile for Morgan, Institutional Class, and Service shares and that the actual total expenses for Morgan, Institutional, Class and Service shares were in the second, first and fifth quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

146   J.P. MORGAN MONEY MARKET FUNDS        AUGUST 31, 2009

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposal:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

AUGUST 31, 2009        J.P. MORGAN MONEY MARKET FUNDS   147

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-MMKT-809

Semi-Annual Report

J.P. Morgan Income Funds

Six months ended August 31, 2009 (Unaudited)

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
    (formerly JPMorgan High Yield Bond Fund)
JPMorgan Limited Duration Bond Fund
    (formerly JPMorgan Ultra Short Duration Bond Fund)
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	8
JPMorgan High Yield Fund	10
JPMorgan Limited Duration Bond Fund	12
JPMorgan Mortgage-Backed Securities Fund	14
JPMorgan Short Duration Bond Fund	16
JPMorgan Treasury & Agency Fund	18
Schedules of Portfolio Investments	20
Financial Statements	150
Financial Highlights	168
Notes to Financial Statements	184
Schedule of Shareholder Expenses	205
Board Approval of Investment Advisory Agreements	209
Special Shareholder Meeting Results	213

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 23, 2009 (Unaudited)

Dear Shareholder:

It’s hard to believe that only one year ago the world economy was in the grips of a financial panic of such profound proportions that, if one were to believe many commentators, it threatened to produce a catastrophe as deep and painful as the Great Depression.

Although recent economic reports confirm that this was, in fact, the worst recession in the post-World War II era, ultimately, it can hardly be compared to the Great Depression. Moreover, although unemployment continues to rise, other signs suggest that the economy is moving from recession to recovery. Meanwhile, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.

“Declining stock market volatility, lower credit spreads and a rally in financial firm stocks all suggest that the worst of the financial crisis may be behind us.”

Embarked on recovery

In the three months following the collapse of Lehman Brothers last September, the average daily volatility of the Dow Jones Industrial Average was greater than any other three-month period in the Dow’s 113-year history. The first few months of 2009 offered investors little respite and, in early March, stocks plunged to their lowest level in 14 years.

Now, however, there are signs that Wall Street is on the mend. Although credit is still tight, the credit markets overall are working far better than they did last fall. The three-month LIBOR spread — the difference between the rate on three-month inter-bank loans and three-month Treasury bills — peaked at 4.6% last October, but has since fallen to 0.2%, below its long-term average. Increased issuance and narrower spreads in the corporate bond market also provide encouraging signs.

The stock market is showing signs of resilience. As of September 23, the Standard & Poor’s 500 Index is up 57% from its March low, while market volatility, as measured by the VIX Index, fell from an all-time high of 81 last November to below 24 recently, close to its long-term average of 20.

On the economic front we have seen improvement in housing starts, industrial production and productivity growth — all signs that the economy may be embarking upon a recovery. However, it should be noted that this recovery remains vulnerable to very tight credit, geopolitical issues and a reluctance among consumers to spend. All of these present challenges to the recovery and any of them could lead us back into recession.

Equity indexes reflect strong six-month surge

All three major stock indexes have reflected the strong stock market rally that began in early March. The NASDAQ Composite Index led the surge, rising 46.5% as of the six-month period ended August 31, 2009. The Standard & Poor’s 500 Index rose 40.5% and the Dow Jones Industrial Average was up 36.6% in the same period. Outside of the U.S., emerging markets powered a strong rally, returning 71.1% over the past six months, as measured by the MSCI Emerging Markets Index.

Investors’ display strong appetite for Treasuries

Although investors showed willingness to invest in riskier investments, such as stocks and corporate bonds, they also demonstrated a strong appetite for U.S. Treasuries, pushing prices up and yields down slightly from their spring levels. As a result, yields showed only slight increases over the past six months. During the six months ended August 31, 2009, 30-year bond yields rose to 4.18% from 3.71%; the benchmark 10-year Treasury yields ended the period slightly higher, at 3.40% from 3.02%; and the two-year note remained relatively unchanged at 0.97% compared to 1.00% at the beginning of the period.

Reviewing strategy in the wake of the crisis

We’ve certainly come a long way from the post-Lehman collapse period of record-setting market volatility, frozen credit and slumping economic forecasts. One year later, economists have provided us with growing evidence that the financial crisis has eased and that the worst may be finally behind us.

As the markets and the economy show signs of stabilization, it may be tempting for investors to sit back and wait for the market to revert to its “pre-Lehman” days. However, even with recent positive data, the economy remains tenuous and is still vulnerable to various threats that could cause an economic “relapse.” So while it may not be prudent to attempt to “time” a potential market correction, investors shouldn’t resort to short-term inertia strategies either. Now may be a good time to reassess your current asset allocation to ensure that it includes a mix of strategy types, such as flexible, style pure and passive, that tend to rise and fall at different times in a market cycle. This diversified approach to investing may allow you to weather any future derailments — and to potentially benefit if the economy should brighten more than expected.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$10,289,689
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AA1
Duration	3.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 7.77%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 5.95% return for the Barclays Capital U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. While the economy did not meaningfully improve during the six month reporting period, the U.S. fixed income market showed signs of improvement. During this time, many of the problems that plagued the fixed income market following the September 2008 Lehman Brothers bankruptcy, including extreme risk aversion, strained credit conditions, forced selling and illiquidity, began to improve. This was due, in part, to indications that the Federal Reserve’s low interest rate monetary policies were helping to stabilize the financial system and the government’s stimulus programs were beginning to gain traction. Investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

To a great extent, the strategies that negatively impacted the Fund during the financial crisis helped it to outperform its benchmark over the reporting period. For example, with risk aversion appearing to abate, U.S. Treasury securities underperformed the spread sectors (non-U.S. Treasuries) during the period. Given this situation, the Fund benefited from its underweight in U.S. Treasuries. The Fund’s allocation to U.S. Treasuries was approximately half that of the benchmark. The Fund’s substantial spread sector overweight versus the benchmark was also rewarded. In particular, the Fund’s exposure to residential mortgage securities positively contributed to results, as these securities’ spreads narrowed from last year’s elevated levels.

The Fund’s underweight to commercial mortgage-backed securities (CMBS) detracted from performance, as their spreads narrowed. The Fund’s overall higher credit quality versus the benchmark also detracted from performance, as lower quality securities outperformed their higher quality counterparts. The Fund’s positioning in the corporate bond market was an overall detractor from performance. The Fund’s underweight in this strong performing sector was a negative, which was partially offset by the Fund’s exposure to financial securities, as they generated strong returns. Overall, the Fund’s overweight to non-agency mortgage-backed securities offset its underweights to CMBS and lower quality corporate bonds.

The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was also beneficial. During the period, the Fund had an underweight to the longer end of the curve. Yields on the longer-end of the curve rose during the reporting period.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also emphasized bottom-up portfolio construction and identifying what we believed were undervalued securities. We adjusted the Fund’s duration during the reporting period. Otherwise, there were no significant changes made to the Fund’s portfolio during the period, as we maintained our overweight to spread sectors and made tactical adjustments to the Fund’s sector positioning.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	43.2%
Mortgage Pass-Through Securities	16.2
Corporate Bonds	13.4
U.S. Treasury Obligations	13.1
Asset-Backed Securities	1.7
Commercial Mortgage-Backed Securities	1.3
Others (each less than 1.0%)	0.5
Short-Term Investment	10.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		7.69%	10.25%	5.02%	6.32%
With Sales Charge*		3.68	6.16	4.22	5.91
CLASS B SHARES	8/26/96
Without CDSC		7.33	9.43	4.34	5.78
With CDSC**		2.33	4.43	4.00	5.78
CLASS C SHARES	3/22/99
Without CDSC		7.36	9.45	4.34	5.65
With CDSC***		6.36	8.45	4.34	5.65
CLASS R2 SHARES	11/3/08	7.64	9.87	4.76	6.09
CLASS R5 SHARES	5/15/06	7.86	10.48	5.27	6.58
SELECT CLASS SHARES	6/1/91	7.77	10.32	5.18	6.54
ULTRA SHARES	2/22/05	7.87	10.52	5.37	6.63

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,099,169
Primary Benchmark	Barclays Capital U.S. Aggregate Index
Average Credit Quality	AA3
Duration	4.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities,* returned 12.22%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 5.95% return for the Barclays Capital U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The economy remained weak during the reporting period, as gross domestic product (GDP) contracted, unemployment rates moved higher and consumer spending was muted. In sharp contrast to the turmoil that characterized the financial markets following the September 2008 Lehman Brothers bankruptcy, conditions in the fixed income markets improved during the period. This was due, in part, to indications that the Federal Reserve’s accommodative monetary policies were helping to stabilize the financial system and the government’s stimulus programs were beginning to gain some traction. Investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed, especially lower quality securities. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

The return to more normal conditions in the financial markets and the appearance that investor risk aversion may be abating aided the performance of the Fund. Specifically, the Fund’s decision to overweight spread-oriented sectors (non-U.S. Treasuries) at the expense of U.S. Treasuries aided the Fund’s performance. In particular, the Fund’s investments in the mortgage-backed securities, credit and asset backed securities sectors proved beneficial to the Fund as spreads narrowed. In addition, the Fund’s allocations to these sectors allowed it to maintain an income advantage relative to the benchmark.

Positions in both agency and non-agency mortgage securities with respect to structure and collateral benefited the Fund. The Fund used both mortgage structures, such as collateralized mortgage obligations (CMOs) and interest only (IO), and principal only (PO) securities, along with traditional mortgage securities.

The Fund also benefited from its overweight in the corporate bond sector. Of particular note were the very strong results of the Fund’s holdings in the financial sector, including securities issued by banks as well as its holdings of bank loans that were senior in the issuer’s capital structure.

Elsewhere, with Treasury securities underperforming the spread sectors during the period, the Fund benefited from having less than half the benchmark’s weighting in Treasuries. Finally, while the Fund only had a modest exposure to emerging market debt and distressed debt, both positively contributed to performance.

Modestly detracting from these strong results was the Fund’s underweight to commercial mortgage-backed securities, as their spreads narrowed.

The Fund’s yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was a positive contributor to results. During the period, the Fund maintained an underweight to longer-term securities. This was beneficial as interest rates of longer-term securities rose more than their shorter-term counterparts (interest rates and bond prices move in the opposite direction).

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also emphasized bottom-up portfolio construction and identifying what we believed were undervalued securities. The focus on risk stress testing allowed the Fund to maintain a forward looking focus when managing its overall exposures to the market. Risk stress testing refers to the process used by the advisor to assess how individual securities and the Fund’s total portfolio may react using a number of interest rate, yield curve, and spread change scenarios based on historic data trends.

There were no significant changes made to the Fund’s overall sector weightings during the period. However, several tactical adjustments were made within the sectors. For example, within the corporate space, the Fund increased its exposure to lower rated and distressed securities (i.e., junk bonds of securities of issuers experiencing financial or operating difficulties or operating in troubled industries), both of which performed extremely well. In addition, there were a number of modifications made within the Fund’s holdings in the mortgage sector. For example, we increased the Fund’s agency derivatives position and increased its exposure to

4   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

high quality non-agency securities, both of which contributed to the Fund’s performance.

PORTFOLIO COMPOSITION***

Corporate Bonds	32.8%
Collateralized Mortgage Obligations	28.8
U.S. Treasury Obligations	10.7
Mortgage Pass-Through Securities	6.8
Loan Assignments & Participations	2.7
Commercial Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.6
U.S. Government Agency Securities	1.1
Others (each less than 1.0%)	1.0
Short-Term Investment	12.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2009. The Fund’s composition is subject to change.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   5

JPMorgan Core Plus Bond Fund (continued)

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		11.97%	7.77%	4.24%	5.53%
With Sales Charge*		7.83	3.77	3.45	5.14
CLASS B SHARES	5/31/95
Without CDSC		11.73	7.27	3.69	5.01
With CDSC**		6.73	2.27	3.34	5.01
CLASS C SHARES	5/30/00
Without CDSC		11.65	7.24	3.67	4.92
With CDSC***		10.65	6.24	3.67	4.92
CLASS R2 SHARES	11/3/08	11.92	7.62	3.99	5.23
INSTITUTIONAL CLASS SHARES	6/19/09	12.17	8.09	4.51	5.80
SELECT CLASS SHARES	3/5/93	12.22	8.14	4.52	5.80
ULTRA SHARES	2/22/05	12.21	8.27	4.71	5.89

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class C, Class R2, Institutional Class, and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares and Class R2 Shares have been adjusted to reflect the differences in expenses and sales charges between classes. Ultra, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays Capital U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   7

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,254,817
Primary Benchmark	Barclays Capital U.S. Government Bond Index
Average Credit Quality	AAA
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal,* returned 3.12%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 0.83% return for the Barclays Capital U.S. Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Economic conditions remained weak during the reporting period as the recession continued. While some data appeared to be “less negative,” gross domestic product (GDP) contracted, unemployment rates moved higher, the housing market remained challenged and consumer spending was tepid. Despite the generally poor economic backdrop, there were a number of improvements in the fixed income markets during the period.

Looking back, following the September 2008 bankruptcy at Lehman Brothers, volatility spiked, the credit markets largely seized and there was heavy selling by leveraged investors into illiquid markets. This caused Treasury yields to move sharply lower, while non-Treasuries spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields decline and total returns increase relative to comparable-duration U.S. Treasuries. Conditions in the fixed income markets began to steadily improve during the reporting period. The Federal Reserve’s low interest rate monetary policies helped the credit markets function more normally and there were tentative signs that the government’s stimulus programs were gaining some traction. Together, these helped investor sentiment to reverse course, which led to a sharp rally in the spread sectors (non-U.S. Treasury securities), while Treasury yields moved higher.

The Fund’s strong performance was largely the result of its exposure to agency securities and agency collateralized mortgage obligations (CMOs). These securities had seen their spreads significantly widen during last year’s financial crisis. However, their spreads narrowed from those elevated levels during the reporting period. Also enhancing the Fund’s results was its modest exposure to Treasury Inflation Protected Securities (“TIPS”). TIPS performed well as inflation expectations increased, given signs that the economy may be bottoming.

The Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), which was shorter than that of the benchmark, contributed to performance, as rates increased during the reporting period. In addition, the Fund’s positioning on the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) was beneficial, as the Fund had an underweight to the longer portion of the curve and these yields moved higher than their shorter-term counterparts.

Somewhat detracting from these strong results was the Fund’s investment in an affiliated money market fund, as the yields available from this short-term instrument were extremely low during the reporting period. The affiliated money market fund was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. As in the past, the majority of our time was spent looking for and analyzing individual securities. If selected, these securities were generally held over time, typically resulting in low turnover. During the reporting period, we did not make significant adjustments to the Fund’s portfolio. However, we did make several tactical adjustments, including paring the Fund’s exposure to U.S. Treasuries and increasing its exposure to certain mortgage-related securities and TIPS.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	47.6%
U.S. Treasury Obligations	21.5
U.S. Government Agency Securities	13.8
Mortgage Pass-Through Securities	11.1
Short-Term Investment	6.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

8   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		3.00%	7.83%	5.02%	6.11%
With Sales Charge*		(0.85)	3.79	4.21	5.71
CLASS B SHARES	1/14/94
Without CDSC		2.60	7.02	4.27	5.54
With CDSC**		(2.40)	2.02	3.93	5.54
CLASS C SHARES	3/22/99
Without CDSC		2.64	6.98	4.29	5.38
With CDSC***		1.64	5.98	4.29	5.38
CLASS R2 SHARES	11/3/08	2.78	7.47	4.76	5.88
SELECT CLASS SHARES	2/8/93	3.12	8.09	5.29	6.37

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays Capital U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Government Bond Index is an unmanaged index and is composed of the Treasury and Agency Bond Indices, the 1–3 year Government Index and the 20+ Year Treasury Index. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   9

JPMorgan High Yield Fund*

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$4,128,746
Primary Benchmark	Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index
Average Credit Quality	B
Duration	4.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Fund (formerly known as JPMorgan High Yield Bond Fund), which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities, which are rated below investment grade or unrated, ** returned 28.52%*** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 36.31% return for the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index for the same period. Capital appreciation is a secondary objective.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. Despite ongoing weakness in the U.S. economy, investor sentiment significantly improved during the reporting period, triggering a rally in the spread sectors (non-U.S. Treasuries). In sharp contrast to the challenges experienced during last year’s financial crisis, the credit markets began to function more normally and liquidity improved during the reporting period. In addition, there were signs that the government’s stimulus programs and the Federal Reserve’s low interest rate monetary policies were beginning to take hold. Collectively, this caused investor risk appetites to increase and led to narrowing spreads for riskier asset classes in general, and high yield bonds (also known as junk bonds) in particular. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

A number of the strategies that helped the Fund hold up relatively well during last year’s financial crisis detracted from performance during the reporting period’s rally by the lowest-rated credits. For example, the Fund’s underweight exposure to securities rated CCC and lower was a significant detractor from performance. During the six months ended August 31, 2009, this portion of the benchmark gained 66.1%. In contrast, higher-rated BB securities returned 22.7% over the same period.

Given the continued strains on the economy and high unemployment, the Fund also had an underweight to the consumer cyclical sector. This positioning detracted from the Fund’s performance. The Fund’s underweight exposure to the finance sector was another large detractor. During the reporting period, the junior debt issues of a number of large financial institutions were downgraded to below investment grade (junk bond) status. As a result, this portion of the benchmark grew from 7.2% to 11.4% during the six months ended August 31, 2009. Despite significantly increasing the Fund’s exposure to the finance sector during the reporting period, it was difficult for the Fund to keep pace with the rapid increase in the finance sector’s weighting in the benchmark and the extraordinary performance of the sector in the immediate aftermath of being downgraded to high yield credit ratings.

Q:	HOW WAS THE FUND MANAGED?

A:	We adjusted the Fund’s portfolio in light of the improving conditions in the high yield market and our outlook for the asset class. First, we significantly rotated the portfolio towards more cyclical industry sectors and away from more defensive sectors such as the healthcare and utilities sectors that contributed to the Fund’s relative performance in 2008. For example, during the reporting period we increased the Fund’s weighting in consumer cyclicals and finance by 6.2% and 5.3%, respectively. Second, we significantly adjusted the Fund’s overall credit quality by reducing its exposure to BB bonds by 11% to 24% of the portfolio as of August 31, 2009. At the end of the period, the Fund had an underweight position versus the benchmark in BB bonds. In addition, we increased the Fund’s CCC weighting by 6.6% and moved to approximately a neutral weight versus the benchmark.

PORTFOLIO COMPOSITION****

Corporate Bonds	81.6%
Loan Participations & Assignments	13.2
Others (each less than 1.0%)	0.5
Short-Term Investment	4.7

*	The Fund’s name was changed from JPMorgan High Yield Bond Fund to JPMorgan High Yield Fund on September 14, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		28.25%	5.08%	5.14%	5.51%
With Sales Charge*		23.36	1.12	4.35	5.11
CLASS B SHARES	11/13/98
Without CDSC		27.99	4.53	4.49	4.98
With CDSC**		22.99	(0.47)	4.15	4.98
CLASS C SHARES	3/22/99
Without CDSC		28.06	4.43	4.47	4.83
With CDSC***		27.06	3.43	4.47	4.83
CLASS R2 SHARES	11/3/08	28.11	4.86	4.85	5.20
CLASS R5 SHARES	5/15/06	28.74	5.53	5.46	5.80
SELECT CLASS SHARES	11/13/98	28.52	5.46	5.41	5.78
ULTRA SHARES	2/22/05	28.58	5.57	5.49	5.81

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Class R2, Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Bond Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   11

JPMorgan Limited Duration Bond Fund*

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$295,370
Primary Benchmark	Barclays Capital 1-3 Year U.S. Government/Credit Bond Index
Average Credit Quality	AA1
Duration	2.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Limited Duration Bond Fund (previously the JPMorgan Ultra Short Duration Bond Fund), which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities,** returned 10.06%*** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 2.93% return of the Barclays Capital 1–3 Year U.S. Government/Credit Index and 0.71% return for the Fund’s former benchmark, the Barclays Capital Short 9–12 Month U.S. Treasury Index, for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Economic conditions remained weak during the reporting period as the recession continued. While some data appeared to be “less negative,” gross domestic product (GDP) contracted, unemployment rates moved higher, the housing market remained challenged and consumer spending was tepid. Despite the generally poor economic backdrop, there were a number of improvements in the fixed income markets during the period.

To a great extent, the sectors and strategies that detracted from the Fund’s performance during last year’s credit crisis substantially contributed to its results during the reporting period. Looking back, following the September 2008 bankruptcy at Lehman Brothers, volatility spiked, the credit markets largely seized and there was heavy selling by leveraged investors into illiquid markets. This caused Treasury yields to move sharply lower, while non-Treasuries spreads widened. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decrease relative to comparable-duration U.S. Treasuries. Conditions in the fixed income markets began to steadily improve during the reporting period. The Federal Reserve’s accommodative monetary policies helped the credit markets function more normally and there were tentative signs that the government’s stimulus programs were gaining some traction. Together, these helped investor sentiment to reverse course, which led to a sharp rally in the spread sectors (non-U.S. Treasury securities), while Treasury yields moved higher.

The Fund’s strong performance was largely the result of its exposure to floating-rate debt, including non-agency mortgage-backed securities (MBS) and asset-backed securities (ABS). Both sectors had seen their spreads significantly widen during last year’s financial crisis. However, their spreads substantially narrowed from those elevated levels during the reporting period. The Fund’s agency securities also contributed to performance, albeit to a lesser extent.

Somewhat detracting from these strong results was the Fund’s investment in an affiliated money market fund, as the yields available from this short-term instrument were extremely low during the reporting period. The affiliated money market fund was used as a temporary defensive position to help cushion the Fund during times of market volatility and to manage Fund flows.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. As in the past, the majority of our time was spent looking for and analyzing individual securities. If selected, these securities were generally held over time, typically resulting in low turnover. During the reporting period, we did not make significant adjustments to the Fund’s portfolio. However, we did pare certain of the Fund’s asset-backed security and non-agency mortgage positions as they became less attractively valued, given their strong rally during the period.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	56.3%
Asset-Backed Securities	13.4
Mortgage Pass-Through Securities	5.8
Commercial Mortgage-Backed Securities	2.7
Corporate Bonds	0.4
Short-Term Investment	21.4

*	The Fund’s name was changed from JPMorgan Ultra Short Duration Bond Fund to JPMorgan Limited Duration Bond Fund on August 31, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2009. The Fund’s composition is subject to change.

12   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		9.92%	0.61%	0.91%	2.67%
With Sales Charge*		7.44	(1.65)	0.45	2.44
CLASS B SHARES	1/14/94
Without CDSC		9.73	0.22	0.41	2.36
With CDSC**		6.73	(2.78)	0.41	2.36
CLASS C SHARES	11/1/01	9.61	0.11	0.41	2.10
SELECT CLASS SHARES	2/2/93	10.06	0.89	1.17	2.93
ULTRA SHARES	2/22/05	10.30	1.18	1.37	3.03

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes a 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclay’s Capital 1–3 Year U.S. Government/Credit Bond Index, Barclays Capital Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Obligation Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Barclays Capital Short 9–12 Month U.S. Treasury Index do not reflect the deduction of expenses or sales charges associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Ultra Short Obligation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Barclays Capital Short 9–12 Month U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of nine months and up to, but not including, twelve months. It excludes zero coupon strips. The benchmark index for the Fund has changed from the Barclays Capital Short 9–12 Month U.S. Treasury Index to the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Lipper Ultra Short Obligation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   13

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$1,162,294
Primary Benchmark	Barclays Capital U.S. MBS Index
Average Credit Quality	AAA
Duration	2.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages,* returned 10.15%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 3.65% return for the Barclays Capital U.S. MBS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. While the economy did not meaningfully improve during the six month reporting period, the U.S. fixed income market showed signs of improvement. During this time, many of the problems that plagued the fixed income market following the September 2008 Lehman Brothers bankruptcy, including extreme risk aversion, strained credit conditions, forced selling and illiquidity, began to improve. This was due, in part, to indications that the Federal Reserve’s low interest rate monetary policies were helping to stabilize the financial system and the government’s stimulus programs were beginning to gain traction. Investor sentiment seemed to improve, leading to a sharp rally for non-U.S. Treasuries, as their spreads narrowed. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries.

To a great extent, the strategies that negatively impacted the Fund during the financial crisis helped it to outperform its benchmark over the reporting period. The Fund’s benchmark consisted almost entirely of U.S. agency securities. In contrast, the Fund held approximately 20% of its portfolio in non-agency securities. This was beneficial to the Fund’s performance, as non-agency mortgage spreads narrowed more than their agency counterparts. Also contributing to performance was the Fund’s U.S agency-backed collateralized mortgage obligations (CMOs). These securities outperformed U.S. agency pass-through mortgage-backed securities (MBS) during the period. We also utilized some Interest Only (IO), Principal Only (PO) securities which boosted the Fund’s performance relative to the benchmark.

The Fund’s positioning on the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) was also positive for performance. The Fund had an overweight to the shorter portion of the curve, which outperformed the longer end of the curve during the reporting period, as longer-term yields rose over the period (bond yields and prices move in the opposite direction).

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value in managing the Fund. We also concentrated on bottom-up portfolio construction and identifying what we believed were undervalued securities. We adjusted the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) during the reporting period. Otherwise, there were no significant changes made to the Fund’s portfolio during the period, as we maintained our positions in non-agency securities and U.S agency-backed CMOs.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	72.3%
Mortgage Pass-Through Securities	22.8
Others (each less than 1.0%)	1.1
Short-Term Investment	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

14   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		9.93%	12.26%	5.40%	6.55%
With Sales Charge*		5.77	8.04	4.59	6.15
SELECT CLASS SHARES	8/18/00	10.15	12.57	5.66	6.81
ULTRA SHARES	2/22/05	10.23	12.72	5.80	6.88

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays Capital U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   15

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$4,534,395
Primary Benchmark	Barclays Capital 1–3 Year U.S. Government/Credit Bond Index
Average Credit Quality	AAA
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities,* returned 3.37%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 2.93% return for the Barclays Capital 1–3 Year U.S. Government/Credit Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. The U.S. economy was generally weak over the period, as gross domestic product (GDP) contracted, unemployment reached a 26-year high and there were continued strains in the housing market. However, there were some signs that a bottom may be at hand, although it may take time for the government’s stimulus programs to gain traction and meaningfully improve economic conditions. Despite the challenging economic environment, spread product (non-U.S. Treasuries) generated strong results. In contrast to last year’s credit crisis, the frozen credit markets began to thaw, liquidity improved and it appeared that investor risk aversion seemed to abate during the reporting period.

Against this backdrop, the Fund’s overweight to spread product and underweight to U.S. Treasuries positively contributed to performance. In particular, the Fund benefited from its overweight exposures to asset-backed, agency mortgage-backed and commercial mortgage-backed securities. The Fund’s corporate debt holdings also aided its returns. In each case, spreads in these sectors narrowed from their elevated levels in 2008. Generally, when credit spreads of a particular group of securities narrow, prices rise, yields fall and total returns increase relative to comparable-duration U.S. Treasuries. The Fund’s U.S. Treasury underweight was a positive as they underperformed the spread sectors.

Overall, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in the interest rates) was similar to slightly short versus the benchmark. This had a minimal impact on the Fund’s performance. In terms of yield curve positioning (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time), the Fund utilized a barbell approach, emphasizing both short-term securities and issues in the three to five year portion of the curve. While three to five year Treasury yields rose during the period, this was offset by our overweight duration in non-Treasury securities, as their spreads narrowed.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the reporting period, we continued to focus on security selection as our primary strategy, looking for attractively valued securities. We did not meaningfully adjust the Fund’s portfolio, but rather maintained our disciplined investment approach and our overweight to non-U.S. Treasuries.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	22.2%
U.S. Government Agency Securities	19.4
Mortgage Pass-Through Securities	13.9
Collateralized Mortgage Obligations	12.6
Corporate Bonds	12.2
Asset-Backed Securities	10.5
Commercial Mortgage-Backed Securities	2.7
Foreign Government Securities	0.1
Short-Term Investment	6.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2009. The Fund’s composition is subject to change.

16   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		3.25%	5.17%	3.68%	4.39%
With Sales Charge*		0.97	2.84	3.20	4.15
CLASS B SHARES	1/14/94
Without CDSC		3.03	4.65	3.17	4.07
With CDSC**		0.03	1.65	3.17	4.07
CLASS C SHARES	11/1/01	3.05	4.70	3.17	3.80
SELECT CLASS SHARES	9/4/90	3.37	5.41	3.93	4.64
ULTRA SHARES	2/22/05	3.49	5.65	4.17	4.76

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes a 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   17

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF AUGUST 31, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2009 (In Thousands)	$640,279
Primary Benchmark	Barclays Capital 1–5 Year U.S. Treasury Index
Average Credit Quality	AAA
Duration	2.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes,* returned 1.96%** (Select Class Shares) for the six months ended August 31, 2009. This compares to the 0.81% return for the Barclays Capital 1–5 Year U.S. Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Economic conditions remained weak during the reporting period, as the recession continued. While some data appeared to be “less negative,” gross domestic product (GDP) contracted, unemployment rates moved higher, the housing market remained challenged and consumer spending was tepid. Despite the generally poor economic backdrop, there were a number of improvements in the fixed income markets during the period.

Looking back, following the September 2008 bankruptcy at Lehman Brothers, volatility spiked, the credit markets largely seized and there was heavy selling by leveraged investors into illiquid markets. Investors, seeking safety, used proceeds from sales of riskier assets to purchase U.S. Treasuries, causing their yields to move sharply lower, while spreads for non-Treasury securities widened. Generally, when credit spreads of a particular group of securities widen, prices fall, yields increase and total returns decrease relative to comparable-duration U.S. Treasuries. Conditions in the fixed income markets then began to steadily improve during the reporting period. The Federal Reserve’s accommodative monetary policies helped the credit markets to function more normally and there were tentative signs that the government’s stimulus programs were gaining some traction. Together, this helped investor sentiment to improve which led to a sharp rally in the spread sectors (non-U.S. Treasury securities), while Treasury yields moved higher.

The Fund’s benchmark consists entirely of U.S. Treasury securities. In contrast, the Fund’s portfolio is diversified to also include agency debt. This was beneficial for the Fund’s performance, as agency spreads narrowed and they outperformed Treasuries. Also enhancing the Fund’s results was its exposure to Treasury Inflation Protected Securities (“TIPS”). TIPS performed well as inflation expectations increased, given signs that the economy may be bottoming.

The Fund’s positioning on the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time) modestly detracted from results, as the Fund had an overweight to the longer portion of the curve and these yields moved higher than their shorter-term counterparts.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection in the Treasury and agency market. The majority of our time was spent looking for and analyzing securities, as well as determining how best to position the portfolio as the market evolved throughout the six month reporting period. During that time, we pared the Fund’s exposure to both agencies and TIPS, as they were less attractively valued given their strong performance over the period.

PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	71.1%
U.S. Government Agency Securities	17.2
Short-Term Investment	11.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of August 31, 2009. The Fund’s composition is subject to change.

18   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2009

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.84%	4.75%	3.73%	4.85%
With Sales Charge*		(0.42)	2.39	3.26	4.62
CLASS B SHARES	1/20/97
Without CDSC		1.56	4.29	3.21	4.53
With CDSC**		(1.44)	1.29	3.21	4.53
SELECT CLASS SHARES	1/20/97	1.96	5.07	4.01	5.12

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes a 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/99 TO 8/31/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays Capital 1–5 Year U.S. Treasury Index, the Barclays Capital 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from August 31, 1999 to August 31, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital 1–5 Year U.S. Treasury Index and the Barclays Capital 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Barclays Capital 1–5 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays Capital 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.7%
	AmeriCredit Automobile Receivables Trust,
3,465	Series 2005-BM, Class A4, VAR, 0.356%, 05/06/12	3,356
1,400	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,351
2,841	Series 2007-CM, Class A3B, VAR, 0.306%, 05/07/12	2,802
1,400	Series 2008-AF, Class A3, 5.680%, 12/12/12	1,441
2,670	Series 2008-AF, Class A4, 6.960%, 10/14/14	2,458
3,000	Series 2009-1, Class A3, 3.040%, 10/15/13	3,011
859	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	769
	Bank of America Auto Trust,
15,000	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	15,138
3,235	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	3,286
2,003	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.636%, 04/25/36 (i)	1,252
	Capital One Auto Finance Trust,
1,355	Series 2007-B, Class A3A, 5.030%, 04/15/12	1,369
265	Series 2007-C, Class A3A, 5.130%, 04/16/12	267
17,444	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	14,954
3,750	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	3,758
	Citibank Credit Card Issuance Trust,
8,282	Series 2002-C2, Class C2, 6.950%, 02/18/14	8,343
950	Series 2007-A3, Class A3, 6.150%, 06/15/39	986
2,305	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.646%, 12/25/33	1,416
	CNH Equipment Trust,
2,175	Series 2008-B, Class A3A, 4.780%, 07/16/12	2,229
3,900	Series 2008-B, Class A4A, 5.600%, 11/17/14	4,066
500	Series 2009-A, Class A3, 5.280%, 11/15/12	525
	Countrywide Asset-Backed Certificates,
861	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	436
11	Series 2004-1, Class 3A, VAR, 0.546%, 04/25/34	8
1,290	Series 2004-1, Class M1, VAR, 0.766%, 03/25/34	1,012
1,060	Series 2004-1, Class M2, VAR, 0.816%, 03/25/34	782
1,065	Series 2004-6, Class M1, VAR, 0.866%, 10/25/34 (i)	317
900	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.576%, 11/25/35 (i)	522
1,541	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.233%, 01/25/36	1,003
2,400	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	2,589
1,400	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.366%, 12/25/36	856
	Ford Credit Auto Owner Trust,
1,000	Series 2006-B, Class A4, 5.250%, 09/15/11	1,025
6,700	Series 2009-B, Class A3, 2.790%, 08/15/13	6,821
5,000	Series 2009-B, Class A4, 4.500%, 07/15/14	5,115
1,336	GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	879
5,500	GS Mortgage Securities Corporation II, Series 2009-RR1, Class JPB, SUB, 5.374%, 05/17/45	4,125
	HFC Home Equity Loan Asset Backed Certificates,
4,035	Series 2005-2, Class A1, VAR, 0.542%, 01/20/35	3,403
7,517	Series 2006-1, Class A1, VAR, 0.433%, 01/20/36	6,376
9,000	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	9,077
	Honda Auto Receivables Owner Trust,
5,495	Series 2009-2, Class A3, 2.790%, 01/15/13	5,572
3,500	Series 2009-2, Class A4, 4.430%, 07/15/15	3,622
3,155	Series 2009-3, Class A3, 2.310%, 05/15/13	3,167
4,200	Series 2009-3, Class A4, 3.300%, 09/15/15	4,213
500	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.100%, 06/15/12	501
2,127	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.466%, 03/25/36	1,175
4,230	John Deere Owner Trust, Series 2009-A, Class A3, 2.590%, 10/15/13	4,269
	Long Beach Mortgage Loan Trust,
1,500	Series 2004-3, Class M1, VAR, 0.836%, 07/25/34	1,055
1,825	Series 2006-8, Class 2A2, VAR, 0.356%, 09/25/36	729
2,885	Series 2006-WL2, Class 2A3, VAR, 0.466%, 01/25/36	1,916
240	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 0.306%, 08/25/36	199

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
		MBNA Credit Card Master Note Trust,
4,776		Series 2002-C1, Class C1, 6.800%, 07/15/14	4,834
2,285		Series 2003-C1, Class C1, VAR, 1.973%, 06/15/12	2,255
3,995		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.850%, 02/15/12 (e)	3,998
4,392		Morgan Stanley ABS Capital I, Series 2004-WMC3, Class M1, VAR, 1.016%, 01/25/35	3,631
4,000		New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	2,788
356		Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.106%, 02/25/33	242
100		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	51
		Residential Asset Securities Corp.,
92		Series 2002-KS4, Class AIIB, VAR, 0.766%, 07/25/32	44
128		Series 2003-KS5, Class AIIB, VAR, 0.846%, 07/25/33	58
146		Series 2003-KS9, Class A2B, VAR, 0.906%, 11/25/33	58
2,939		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	2,462
4,854		Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	3,891
359		Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 01/02/24	336
1,700		Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	1,749
		Wachovia Asset Securitization, Inc.,
207		Series 2002-HE2, Class A, VAR, 0.696%, 12/25/32	119
644		Series 2003-HE3, Class A, VAR, 0.516%, 11/25/33	327
		World Omni Auto Receivables Trust,
2,155		Series 2007-B, Class A3A, 5.280%, 01/17/12	2,200
1,400		Series 2009-A, Class A3, 3.330%, 05/15/13	1,429
		Total Asset-Backed Securities (Cost $180,985)	174,013
Collateralized Mortgage Obligations — 43.0%
		Agency CMO — 31.5%
2,224		Federal Home Loan Banks, Series 2000-0606, Class Y, 5.270%, 12/28/12	2,372
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
753		Series 8, Class ZA, 7.000%, 03/25/23	752
477		Series 24, Class ZE, 6.250%, 11/25/23	514
3,419		Series 29, Class L, 7.500%, 04/25/24	3,715
		Federal Home Loan Mortgage Corp. REMICS,
130		Series 11, Class D, 9.500%, 07/15/19	140
36		Series 22, Class C, 9.500%, 04/15/20	39
53		Series 23, Class F, 9.600%, 04/15/20	58
2		Series 41, Class I, HB, 84.000%, 05/15/20	4
23		Series 46, Class B, 7.800%, 09/15/20	25
13		Series 47, Class F, 10.000%, 06/15/20	14
1		Series 85, Class C, 8.600%, 01/15/21	1
43		Series 99, Class Z, 9.500%, 01/15/21	47
111		Series 114, Class H, 6.950%, 01/15/21	120
1		Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	19
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
21		Series 1065, Class J, 9.000%, 04/15/21	23
14		Series 1079, Class S, HB, IF, 32.938%, 05/15/21	22
34		Series 1084, Class F, VAR, 1.263%, 05/15/21	33
23		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	42
36		Series 1116, Class I, 5.500%, 08/15/21	38
97		Series 1144, Class KB, 8.500%, 09/15/21	107
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	5
2		Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	30
86		Series 1206, Class IA, 7.000%, 03/15/22	86
574		Series 1212, Class IZ, 8.000%, 02/15/22	589
114		Series 1250, Class J, 7.000%, 05/15/22	123
255		Series 1343, Class LA, 8.000%, 08/15/22	278
102		Series 1343, Class LB, 7.500%, 08/15/22	111
172		Series 1370, Class JA, VAR, 1.463%, 09/15/22	172
169		Series 1455, Class WB, IF, 4.519%, 12/15/22	168
1,547		Series 1466, Class PZ, 7.500%, 02/15/23	1,675
23		Series 1470, Class F, VAR, 2.599%, 02/15/23	23
301		Series 1491, Class I, 7.500%, 04/15/23	307
978		Series 1498, Class I, VAR, 1.463%, 04/15/23	979
1,190		Series 1502, Class PX, 7.000%, 04/15/23	1,253
163		Series 1505, Class Q, 7.000%, 05/15/23	176
683		Series 1518, Class G, IF, 8.712%, 05/15/23	688
128		Series 1541, Class M, HB, IF, 21.196%, 07/15/23	162
608		Series 1541, Class O, VAR, 3.070%, 07/15/23	606
33		Series 1570, Class F, VAR, 3.099%, 08/15/23	33
1,227		Series 1573, Class PZ, 7.000%, 09/15/23	1,326

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
722	Series 1591, Class PV, 6.250%, 10/15/23	775
71	Series 1595, Class D, 7.000%, 10/15/13	75
234	Series 1596, Class D, 6.500%, 10/15/13	240
51	Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	68
573	Series 1607, Class H, 6.250%, 10/15/13	583
46	Series 1607, Class SA, IF, 18.992%, 10/15/13	54
4,246	Series 1608, Class L, 6.500%, 09/15/23	4,596
1,937	Series 1609, Class LG, IF, 16.656%, 11/15/23	2,324
303	Series 1611, Class JA, VAR, 1.625%, 08/15/23	305
282	Series 1611, Class JB, HB, IF, 20.836%, 08/15/23	300
1,472	Series 1642, Class PJ, 6.000%, 11/15/23	1,564
632	Series 1658, Class GZ, 7.000%, 01/15/24	680
16	Series 1671, Class L, 7.000%, 02/15/24	17
21	Series 1671, Class QC, IF, 10.000%, 02/15/24	23
24	Series 1686, Class SH, IF, 18.534%, 02/15/24	31
523	Series 1695, Class EB, 7.000%, 03/15/24	570
100	Series 1699, Class FC, VAR, 0.913%, 03/15/24	100
565	Series 1700, Class GA, PO, 02/15/24	478
2,883	Series 1706, Class K, 7.000%, 03/15/24	3,121
45	Series 1709, Class FA, VAR, 2.770%, 03/15/24	45
1,500	Series 1720, Class PL, 7.500%, 04/15/24	1,618
212	Series 1745, Class D, 7.500%, 08/15/24	229
1,541	Series 1798, Class F, 5.000%, 05/15/23	1,600
31	Series 1807, Class G, 9.000%, 10/15/20	34
348	Series 1829, Class ZB, 6.500%, 03/15/26	377
48	Series 1844, Class E, 6.500%, 10/15/13	51
2,251	Series 1863, Class Z, 6.500%, 07/15/26	2,395
58	Series 1865, Class D, PO, 02/15/24	37
219	Series 1890, Class H, 7.500%, 09/15/26	237
585	Series 1899, Class ZE, 8.000%, 09/15/26	639
1,328	Series 1927, Class PH, 7.500%, 01/15/27	1,430
1,515	Series 1927, Class ZA, 6.500%, 01/15/27	1,610
36	Series 1935, Class FL, VAR, 1.013%, 02/15/27	36
479	Series 1963, Class Z, 7.500%, 01/15/27	490
74	Series 1970, Class PG, 7.250%, 07/15/27	83
1,284	Series 1981, Class Z, 6.000%, 05/15/27	1,343
796	Series 1983, Class Z, 6.500%, 12/15/23	847
503	Series 1987, Class PE, 7.500%, 09/15/27	502
720	Series 2019, Class Z, 6.500%, 12/15/27	783
559	Series 2025, Class PE, 6.300%, 01/15/13	561
2,796	Series 2033, Class J, 5.600%, 06/15/23	2,818
344	Series 2033, Class SN, HB, IF, 24.250%, 03/15/24	155
929	Series 2038, Class PN, IO, 7.000%, 03/15/28	153
2,388	Series 2040, Class PE, 7.500%, 03/15/28	2,422
951	Series 2054, Class PV, 7.500%, 05/15/28	1,032
412	Series 2055, Class OE, 6.500%, 05/15/13	431
411	Series 2056, Class TD, 6.500%, 05/15/18	446
1,593	Series 2063, Class PG, 6.500%, 06/15/28	1,694
229	Series 2064, Class TE, 7.000%, 06/15/28	246
3,179	Series 2075, Class PH, 6.500%, 08/15/28	3,412
3,402	Series 2075, Class PM, 6.250%, 08/15/28	3,638
1,177	Series 2086, Class GB, 6.000%, 09/15/28	1,256
1,089	Series 2089, Class PJ, IO, 7.000%, 10/15/28	187
3,711	Series 2095, Class PE, 6.000%, 11/15/28	3,982
1,199	Series 2102, Class TC, 6.000%, 12/15/13	1,275
673	Series 2102, Class TU, 6.000%, 12/15/13	716
4,921	Series 2106, Class ZD, 6.000%, 12/15/28	5,201
9,854	Series 2110, Class PG, 6.000%, 01/15/29	10,575
2,707	Series 2115, Class PE, 6.000%, 01/15/14	2,871
2,035	Series 2125, Class JZ, 6.000%, 02/15/29	2,172
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,947
226	Series 2132, Class SB, HB, IF, 29.334%, 03/15/29	297
168	Series 2134, Class PI, IO, 6.500%, 03/15/19	24
76	Series 2135, Class UK, IO, 6.500%, 03/15/14	7
113	Series 2141, Class IO, IO, 7.000%, 04/15/29	21
366	Series 2163, Class PC, IO, 7.500%, 06/15/29	60
4,234	Series 2169, Class TB, 7.000%, 06/15/29	4,618
2,198	Series 2172, Class QC, 7.000%, 07/15/29	2,397
1,528	Series 2176, Class OJ, 7.000%, 08/15/29	1,623
94	Series 2189, Class SA, IF, 17.826%, 02/15/28	101
7	Series 2196, Class TL, 7.500%, 11/15/29	8
1,133	Series 2201, Class C, 8.000%, 11/15/29	1,238
569	Series 2209, Class TC, 8.000%, 01/15/30	611
1,666	Series 2210, Class Z, 8.000%, 01/15/30	1,789
499	Series 2224, Class CB, 8.000%, 03/15/30	519
633	Series 2230, Class Z, 8.000%, 04/15/30	685
487	Series 2234, Class PZ, 7.500%, 05/15/30	530
390	Series 2247, Class Z, 7.500%, 08/15/30	440
1,036	Series 2256, Class MC, 7.250%, 09/15/30	1,119
1,933	Series 2259, Class ZM, 7.000%, 10/15/30	2,089
41	Series 2261, Class ZY, 7.500%, 10/15/30	43
158	Series 2262, Class Z, 7.500%, 10/15/30	167
1,785	Series 2271, Class PC, 7.250%, 12/15/30	1,830
2,982	Series 2283, Class K, 6.500%, 12/15/23	3,260
1,037	Series 2296, Class PD, 7.000%, 03/15/31	1,101
8,878	Series 2301, Class PA, 6.000%, 10/15/13	9,390

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
380	Series 2306, Class K, PO, 05/15/24	322
910	Series 2306, Class SE, IF, IO, 6.980%, 05/15/24	122
724	Series 2313, Class LA, 6.500%, 05/15/31	782
1,534	Series 2325, Class PM, 7.000%, 06/15/31	1,693
289	Series 2333, Class HC, 6.000%, 07/15/31	304
3,799	Series 2344, Class QG, 6.000%, 08/15/16	4,065
15,426	Series 2344, Class ZD, 6.500%, 08/15/31	16,648
1,584	Series 2344, Class ZJ, 6.500%, 08/15/31	1,709
1,323	Series 2345, Class NE, 6.500%, 08/15/31	1,418
1,786	Series 2345, Class PQ, 6.500%, 08/15/16	1,928
612	Series 2347, Class VP, 6.500%, 03/15/20	652
2,018	Series 2351, Class PZ, 6.500%, 08/15/31	2,181
4,906	Series 2353, Class TD, 6.000%, 09/15/16	5,283
1,505	Series 2355, Class BP, 6.000%, 09/15/16	1,618
472	Series 2359, Class PM, 6.000%, 09/15/16	506
2,290	Series 2359, Class ZB, 8.500%, 06/15/31	2,510
2,491	Series 2360, Class PG, 6.000%, 09/15/16	2,652
446	Series 2363, Class PF, 6.000%, 09/15/16	477
1,368	Series 2366, Class MD, 6.000%, 10/15/16	1,455
1,429	Series 2367, Class ME, 6.500%, 10/15/31	1,537
1,630	Series 2388, Class FB, VAR, 0.873%, 01/15/29	1,617
4,172	Series 2391, Class QR, 5.500%, 12/15/16	4,446
1,588	Series 2391, Class VQ, 6.000%, 10/15/12	1,651
1,090	Series 2394, Class MC, 6.000%, 12/15/16	1,171
1,711	Series 2399, Class OH, 6.500%, 01/15/32	1,846
2,734	Series 2399, Class TH, 6.500%, 01/15/32	2,951
3,088	Series 2410, Class NG, 6.500%, 02/15/32	3,336
1,510	Series 2410, Class OE, 6.375%, 02/15/32	1,630
3,916	Series 2410, Class QS, IF, 18.791%, 02/15/32	4,236
942	Series 2410, Class QX, IF, IO, 8.377%, 02/15/32	144
3,625	Series 2412, Class SP, IF, 15.554%, 02/15/32	4,361
3,531	Series 2420, Class XK, 6.500%, 02/15/32	3,811
1,790	Series 2423, Class MC, 7.000%, 03/15/32	1,946
2,210	Series 2423, Class MT, 7.000%, 03/15/32	2,403
2,954	Series 2423, Class TB, 6.500%, 03/15/32	3,188
1,028	Series 2425, Class OB, 6.000%, 03/15/17	1,107
3,360	Series 2430, Class WF, 6.500%, 03/15/32	3,626
5,050	Series 2434, Class TC, 7.000%, 04/15/32	5,500
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	1,956
4,395	Series 2435, Class VH, 6.000%, 07/15/19	4,628
1,941	Series 2436, Class MC, 7.000%, 04/15/32	2,125
1,070	Series 2441, Class GF, 6.500%, 04/15/32	1,156
2,202	Series 2444, Class ES, IF, IO, 7.677%, 03/15/32	291
1,809	Series 2450, Class GZ, 7.000%, 05/15/32	1,955
1,436	Series 2450, Class SW, IF, IO, 7.727%, 03/15/32	193
3,636	Series 2455, Class GK, 6.500%, 05/15/32	3,925
840	Series 2458, Class QE, 5.500%, 06/15/17	895
5,971	Series 2460, Class VZ, 6.000%, 11/15/29	6,146
3,507	Series 2463, Class CE, 6.000%, 06/15/17	3,774
2,812	Series 2466, Class DH, 6.500%, 06/15/32	3,037
5,599	Series 2466, Class PG, 6.500%, 04/15/32	5,919
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,522
3,499	Series 2474, Class NR, 6.500%, 07/15/32	3,779
9,191	Series 2475, Class S, IF, IO, 7.727%, 02/15/32	1,205
431	Series 2480, Class PV, 6.000%, 07/15/11	448
4,994	Series 2484, Class LZ, 6.500%, 07/15/32	5,437
559	Series 2488, Class WS, IF, 16.120%, 08/15/17	657
144	Series 2498, Class UD, 5.500%, 06/15/16	144
5,753	Series 2500, Class MC, 6.000%, 09/15/32	6,098
1,314	Series 2508, Class AQ, 5.500%, 10/15/17	1,401
4,073	Series 2512, Class PG, 5.500%, 10/15/22	4,301
1,747	Series 2513, Class YO, PO, 02/15/32	1,709
4,956	Series 2515, Class DE, 4.000%, 03/15/32	5,035
2,760	Series 2515, Class MG, 4.000%, 09/15/17	2,870
1,489	Series 2518, Class PX, 5.500%, 09/15/13	1,576
369	Series 2519, Class BT, 8.500%, 09/15/31	386
193	Series 2521, Class PU, 5.500%, 05/15/10	196
3,107	Series 2527, Class VU, 5.500%, 10/15/13	3,156
2,934	Series 2535, Class BK, 5.500%, 12/15/22	3,130
5,035	Series 2537, Class TE, 5.500%, 12/15/17	5,380
515	Series 2541, Class GX, 5.500%, 02/15/17	523
2,000	Series 2543, Class LX, 5.000%, 12/15/17	2,126
5,462	Series 2543, Class YX, 6.000%, 12/15/32	5,775
3,640	Series 2544, Class HC, 6.000%, 12/15/32	3,855
3,472	Series 2549, Class ZG, 5.000%, 01/15/18	3,414
3,763	Series 2552, Class ME, 6.000%, 01/15/33	3,985
137	Series 2557, Class WJ, 5.000%, 07/15/14	137
1,987	Series 2565, Class MB, 6.000%, 05/15/30	2,055
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,012
2,819	Series 2571, Class FY, VAR, 1.023%, 12/15/32	2,798
516	Series 2571, Class SK, HB, IF, 33.324%, 09/15/23	753
1,663	Series 2571, Class SY, IF, 17.945%, 12/15/32	2,061
2,580	Series 2574, Class HP, 5.000%, 02/15/18	2,740
8,791	Series 2575, Class ME, 6.000%, 02/15/33	9,296

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — (Amounts in thousands)
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,472
2,597	Series 2586, Class WI, IO, 6.500%, 03/15/33	464
3,523	Series 2591, Class WI, IO, 5.500%, 02/15/30	197
2,692	Series 2594, Class VA, 6.000%, 03/15/14	2,729
1,783	Series 2594, Class VP, 6.000%, 02/15/14	1,800
6,860	Series 2594, Class VQ, 6.000%, 08/15/20	7,197
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,480
2,051	Series 2596, Class QG, 6.000%, 03/15/33	2,160
2,838	Series 2597, Class AD, 6.500%, 03/15/32	2,987
4,616	Series 2597, Class DS, IF, IO, 7.277%, 02/15/33	282
8,382	Series 2599, Class DS, IF, IO, 6.727%, 02/15/33	515
10,483	Series 2610, Class DS, IF, IO, 6.827%, 03/15/33	682
9,229	Series 2611, Class SH, IF, IO, 7.377%, 10/15/21	615
1,680	Series 2611, Class UH, 4.500%, 05/15/18	1,748
3,835	Series 2617, Class GR, 4.500%, 05/15/18	3,992
318	Series 2619, Class HR, 3.500%, 11/15/31	320
1,716	Series 2619, Class IM, IO, 5.000%, 10/15/21	133
462	Series 2624, Class IU, IO, 5.000%, 06/15/33	36
9,252	Series 2626, Class NS, IF, IO, 6.277%, 06/15/23	991
852	Series 2627, Class SP, IF, 13.048%, 06/15/33	844
1,000	Series 2628, Class WA, 4.000%, 07/15/28	1,025
3,552	Series 2629, Class BY, IO, 4.500%, 03/15/18	278
7,739	Series 2630, Class S, IF, IO, 6.877%, 01/15/17	504
8,558	Series 2631, Class LC, 4.500%, 06/15/18	8,908
13,262	Series 2631, Class SA, IF, 14.350%, 06/15/33	14,892
21,856	Series 2636, Class Z, 4.500%, 06/15/18	22,911
2,548	Series 2637, Class SA, IF, IO, 5.827%, 06/15/18	221
920	Series 2638, Class DS, IF, 8.327%, 07/15/23	869
2,516	Series 2638, Class SA, IF, IO, 6.827%, 11/15/16	150
1,232	Series 2640, Class UG, IO, 5.000%, 01/15/32	173
11,600	Series 2640, Class UP, IO, 5.000%, 01/15/32	992
638	Series 2640, Class UR, IO, 4.500%, 08/15/17	27
798	Series 2640, Class VE, 3.250%, 07/15/22	782
1,661	Series 2642, Class SL, IF, 6.660%, 07/15/33	1,687
631	Series 2643, Class HI, IO, 4.500%, 12/15/16	26
595	Series 2646, Class SH, IF, 13.298%, 07/15/33	589
3,933	Series 2649, Class QE, 4.500%, 08/15/17	4,139
1,219	Series 2650, Class PO, PO, 12/15/32	1,094
5,700	Series 2650, Class SO, PO, 12/15/32	5,111
22,204	Series 2651, Class VZ, 4.500%, 07/15/18	23,252
3,437	Series 2655, Class EO, PO, 02/15/33	3,085
2,262	Series 2656, Class SH, HB, IF, 20.782%, 02/15/25	2,395
4,000	Series 2658, Class PE, 4.500%, 11/15/16	4,188
621	Series 2663, Class EO, PO, 08/15/33	501
2,559	Series 2667, Class SW, IF, 6.539%, 01/15/18	2,548
4,432	Series 2668, Class S, IF, 11.454%, 09/15/33	4,456
4,676	Series 2668, Class SB, IF, 6.957%, 10/15/15	4,935
3,779	Series 2671, Class S, IF, 14.258%, 09/15/33	4,253
3,598	Series 2672, Class ME, 5.000%, 11/15/22	3,758
834	Series 2672, Class SJ, IF, 6.913%, 09/15/16	874
11,345	Series 2675, Class CK, 4.000%, 09/15/18	11,517
1,795	Series 2676, Class TS, IF, 15.680%, 01/15/32	1,936
5,013	Series 2682, Class YS, IF, 8.579%, 10/15/33	4,937
225	Series 2683, Class VA, 5.500%, 02/15/21	232
18,000	Series 2684, Class PO, PO, 01/15/33	13,825
300	Series 2684, Class SN, HB, IF, 26.886%, 10/15/33	329
5,437	Series 2684, Class TO, PO, 10/15/33	4,274
1,587	Series 2686, Class GB, 5.000%, 05/15/20	1,654
3,184	Series 2686, Class NS, IF, IO, 7.327%, 10/15/21	219
88	Series 2686, Class SO, IF, 13.654%, 07/15/26	88
18,695	Series 2690, Class SJ, IF, 8.741%, 10/15/33	15,766
2,324	Series 2691, Class SM, IF, 8.741%, 10/15/33	2,098
3,174	Series 2691, Class WS, IF, 8.591%, 10/15/33	3,308
2,681	Series 2692, Class SC, IF, 12.741%, 07/15/33	2,730
1,653	Series 2694, Class SQ, IF, 8.579%, 10/15/33	1,662
2,000	Series 2695, Class DE, 4.000%, 01/15/17	2,085
809	Series 2696, Class CO, PO, 10/15/18	665
788	Series 2696, Class SM, IF, 13.654%, 12/15/26	834
1,641	Series 2697, Class LE, 4.500%, 11/15/20	1,699
5,473	Series 2698, Class SV, IF, 8.591%, 11/15/33	5,461
7,482	Series 2700, Class S, IF, 8.591%, 11/15/33	6,530
1,791	Series 2702, Class PC, 5.000%, 01/15/23	1,875
2,492	Series 2705, Class SC, IF, 8.591%, 11/15/33	2,569
3,994	Series 2705, Class SD, IF, 8.649%, 11/15/33	3,597
7,400	Series 2707, Class QE, 4.500%, 11/15/18	7,651
2,240	Series 2715, Class OG, 5.000%, 01/15/23	2,315
4,480	Series 2716, Class UN, 4.500%, 12/15/23	4,521
2,240	Series 2720, Class PC, 5.000%, 12/15/23	2,347
17,303	Series 2727, Class BS, IF, 8.666%, 01/15/34	15,123
489	Series 2727, Class PO, PO, 01/15/34	407
10,505	Series 2733, Class SB, IF, 7.764%, 10/15/33	11,253

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,598	Series 2739, Class S, IF, 11.454%, 01/15/34	1,603
1,546	Series 2743, Class HC, 4.500%, 12/15/15	1,584
2,150	Series 2743, Class HD, 4.500%, 08/15/17	2,259
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,155
2,597	Series 2744, Class FE, VAR, 0.000%, 02/15/34	2,539
1,267	Series 2744, Class PD, 5.500%, 08/15/33	1,317
2,535	Series 2744, Class PE, 5.500%, 02/15/34	2,740
6,422	Series 2744, Class TU, 5.500%, 05/15/32	6,690
4,815	Series 2748, Class KO, PO, 10/15/23	4,354
1,062	Series 2750, Class PO, PO, 06/15/30	938
3,314	Series 2752, Class PD, 5.000%, 03/15/26	3,410
1,850	Series 2753, Class S, IF, 11.454%, 02/15/34	1,857
2,822	Series 2755, Class PA, PO, 02/15/29	2,740
3,327	Series 2755, Class SA, IF, 13.654%, 05/15/30	3,550
3,857	Series 2758, Class AO, PO, 03/15/19	3,311
1,667	Series 2762, Class LO, PO, 03/15/34	1,370
1,463	Series 2764, Class UC, 5.000%, 05/15/27	1,512
1,366	Series 2766, Class SX, IF, 15.658%, 03/15/34	1,405
1,281	Series 2769, Class PO, PO, 03/15/34	1,064
675	Series 2771, Class FG, VAR, 0.000%, 03/15/34	657
5,780	Series 2776, Class SK, IF, 8.666%, 04/15/34	5,806
463	Series 2777, Class SX, IF, 11.766%, 04/15/34	460
737	Series 2778, Class BS, IF, 15.068%, 04/15/34	752
6,439	Series 2778, Class US, IF, IO, 6.927%, 06/15/33	414
1,115	Series 2780, Class JG, 4.500%, 04/15/19	1,149
1,000	Series 2780, Class SY, IF, 15.900%, 11/15/33	1,201
2,000	Series 2809, Class UB, 4.000%, 09/15/17	2,073
2,000	Series 2809, Class UC, 4.000%, 06/15/19	2,015
1,925	Series 2812, Class AB, 4.500%, 10/15/18	2,013
1,066	Series 2812, Class EL, 7.500%, 02/15/27	1,100
298	Series 2827, Class SQ, IF, 7.500%, 01/15/19	301
6,210	Series 2833, Class KO, PO, 08/15/34	4,812
888	Series 2835, Class QO, PO, 12/15/32	769
292	Series 2836, Class SG, IF, 11.795%, 05/15/34	294
540	Series 2838, Class FQ, VAR, 0.723%, 08/15/34	535
1,000	Series 2840, Class JO, PO, 06/15/23	905
1,387	Series 2841, Class YA, 5.500%, 07/15/27	1,408
59	Series 2849, Class PO, PO, 08/15/34	58
1,525	Series 2863, Class JA, 4.500%, 09/15/19	1,564
2,000	Series 2864, Class GB, 4.000%, 09/15/19	2,024
6,683	Series 2865, Class GO, PO, 10/15/33	5,009
3,653	Series 2872, Class JD, 4.500%, 01/15/16	3,737
1,170	Series 2890, Class DO, PO, 11/15/34	974
1,438	Series 2911, Class BU, 5.000%, 09/15/23	1,444
4,676	Series 2925, Class MW, VAR, 0.000%, 01/15/35	4,336
2,615	Series 2929, Class MS, HB, IF, 26.960%, 02/15/35	3,414
22,348	Series 2934, Class EC, PO, 02/15/20	19,966
1,988	Series 2934, Class EN, PO, 02/15/18	1,901
6,657	Series 2934, Class HI, IO, 5.000%, 02/15/20	724
4,648	Series 2934, Class KI, IO, 5.000%, 02/15/20	517
2,794	Series 2945, Class SA, IF, 11.803%, 03/15/20	3,120
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,391
2,516	Series 2967, Class S, HB, IF, 32.325%, 04/15/25	3,200
826	Series 2975, Class KO, PO, 05/15/35	792
6,264	Series 2981, Class FA, VAR, 0.673%, 05/15/35	6,073
5,248	Series 2988, Class AF, VAR, 0.573%, 06/15/35	5,087
2,575	Series 2988, Class GS, IF, 15.943%, 06/15/35	2,795
230	Series 2988, Class SD, IF, 15.818%, 03/15/35	244
1,375	Series 2989, Class PO, PO, 06/15/23	1,252
1,772	Series 2990, Class GO, PO, 02/15/35	1,102
6,453	Series 2990, Class LK, VAR, 0.643%, 10/15/34	6,296
5,340	Series 2990, Class SL, HB, IF, 23.493%, 06/15/34	6,299
3,392	Series 2990, Class WP, IF, 16.324%, 06/15/35	3,997
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,219
2,427	Series 2996, Class SL, IF, 15.092%, 06/15/35	2,570
6,000	Series 2999, Class NC, 4.500%, 12/15/18	6,240
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,590
1,017	Series 3007, Class AI, IO, 5.500%, 07/15/24	100
526	Series 3014, Class OD, PO, 08/15/35	433
1,892	Series 3022, Class GF, VAR, 0.573%, 08/15/35	1,885
907	Series 3022, Class OH, PO, 08/15/35	895
1,149	Series 3022, Class SX, IF, 16.193%, 08/15/25	1,388
2,479	Series 3029, Class SO, PO, 09/15/35	2,149
554	Series 3034, Class FB, VAR, 0.000%, 09/15/35	491
946	Series 3044, Class GU, VAR, 0.000%, 10/15/35	741
639	Series 3044, Class VO, PO, 10/15/35	535
4,074	Series 3047, Class OB, 5.500%, 12/15/33	4,307
26,857	Series 3049, Class XF, VAR, 0.623%, 05/15/33	25,496
2,601	Series 3051, Class DP, HB, IF, 26.828%, 10/15/25	3,180
680	Series 3058, Class YO, PO, 10/15/35	564
2,500	Series 3064, Class OB, 5.500%, 07/15/29	2,625
2,101	Series 3064, Class SG, IF, 19.091%, 11/15/35	2,258
8,406	Series 3065, Class DF, VAR, 0.653%, 04/15/35	8,181
2,842	Series 3066, Class FH, VAR, 1.281%, 01/15/34	2,815
1,501	Series 3068, Class AO, PO, 01/15/35	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,405	Series 3081, Class CT, 5.500%, 04/15/24	1,425
3,995	Series 3100, Class MA, VAR, 5.092%, 12/15/35 (i)	3,823
1,143	Series 3102, Class HS, HB, IF, 23.566%, 01/15/36	1,373
12,270	Series 3117, Class AO, PO, 02/15/36	10,676
2,573	Series 3117, Class EO, PO, 02/15/36	2,259
2,650	Series 3117, Class OK, PO, 02/15/36	2,277
7,486	Series 3122, Class OH, PO, 03/15/36	6,475
7,012	Series 3122, Class OP, PO, 03/15/36	6,057
113	Series 3122, Class ZB, 6.000%, 03/15/36	112
951	Series 3134, Class PO, PO, 03/15/36	821
5,644	Series 3138, Class PO, PO, 04/15/36	4,863
13,974	Series 3147, Class PO, PO, 04/15/36	12,060
1,278	Series 3149, Class SO, PO, 05/15/36	1,010
897	Series 3158, Class LX, VAR, 0.000%, 05/15/36	844
3,000	Series 3162, Class OB, 6.000%, 11/15/30	3,151
116	Series 3164, Class CF, VAR, 0.000%, 04/15/33	115
9,596	Series 3171, Class MO, PO, 06/15/36	8,039
1,439	Series 3174, Class CA, 5.500%, 02/15/26	1,478
1,531	Series 3174, Class PX, 5.000%, 06/15/17	1,631
4,767	Series 3179, Class OA, PO, 07/15/36	4,149
3,358	Series 3181, Class AZ, 6.500%, 07/15/36	3,542
11,306	Series 3184, Class OA, PO, 02/15/33	10,447
2,659	Series 3186, Class MT, IF, 4.673%, 07/15/36	2,534
7,309	Series 3194, Class SA, IF, IO, 6.827%, 07/15/36	883
7,030	Series 3195, Class PD, 6.500%, 07/15/36	7,596
40,969	Series 3202, Class HI, IF, IO, 6.377%, 08/15/36	5,145
1,932	Series 3213, Class OA, PO, 09/15/36	1,686
1,929	Series 3218, Class AO, PO, 09/15/36	1,710
17,046	Series 3219, Class DI, IO, 6.000%, 04/15/36	2,909
4,301	Series 3225, Class EO, PO, 10/15/36	3,541
9,198	Series 3232, Class ST, IF, IO, 6.427%, 10/15/36	918
1,795	Series 3233, Class OP, PO, 05/15/36	1,560
1,826	Series 3234, Class MA, 4.500%, 03/15/28	1,880
780	Series 3245, Class MO, PO, 11/15/36	642
1,261	Series 3253, Class A, 5.000%, 08/15/20	1,328
35,536	Series 3253, Class PO, PO, 12/15/21	31,783
1,464	Series 3256, Class KF, VAR, 12/15/36	1,417
1,964	Series 3256, Class PO, PO, 12/15/36	1,688
4,918	Series 3260, Class CS, IF, IO, 5.867%, 01/15/37	470
1,854	Series 3261, Class OA, PO, 01/15/37	1,576
1,934	Series 3263, Class TP, VAR, 08/15/35	1,917
1,419	Series 3263, Class WE, VAR, 08/15/35	1,346
346	Series 3269, Class WF, VAR, 01/15/37	258
2,766	Series 3274, Class JO, PO, 02/15/37	2,255
9,333	Series 3275, Class FL, VAR, 0.713%, 02/15/37	9,127
5,872	Series 3286, Class PO, PO, 03/15/37	5,056
8,551	Series 3290, Class SB, IF, IO, 6.177%, 03/15/37	944
5,000	Series 3299, Class KB, 5.000%, 08/15/29	5,167
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,185
6,599	Series 3305, Class MG, IF, 2.493%, 07/15/34	6,369
736	Series 3318, Class AO, PO, 05/15/37	624
538	Series 3320, Class TF, VAR, 10/15/36	465
3,417	Series 3331, Class PO, PO, 06/15/37	2,975
4,000	Series 3334, Class MC, 5.000%, 04/15/33	4,164
7,172	Series 3344, Class SL, IF, IO, 6.327%, 07/15/37	769
3,485	Series 3356, Class PA, 6.000%, 11/15/26	3,591
2,000	Series 3361, Class EF, VAR, 0.873%, 08/15/35	1,966
3,863	Series 3369, Class VA, 6.000%, 07/15/18	4,146
2,272	Series 3371, Class FA, VAR, 0.873%, 09/15/37	2,236
27,300	Series 3383, Class SA, IF, IO, 6.177%, 11/15/37	2,807
39,802	Series 3387, Class SA, IF, IO, 6.147%, 11/15/37	3,601
7,775	Series 3398, Class PO, PO, 01/15/36	6,918
39,228	Series 3404, Class SC, IF, IO, 5.727%, 01/15/38	3,698
20,994	Series 3424, Class PI, IF, IO, 6.527%, 04/15/38	2,383
38,200	Series 3430, Class AI, IO, 1.417%, 09/15/12	769
78,092	Series 3437, Class AI, IO, 1.335%, 09/15/11	1,055
797	Series 3443, Class SY, IF, 9.000%, 03/15/37	816
13,413	Series 3455, Class SE, IF, IO, 5.927%, 06/15/38	1,226
21,540	Series 3481, Class SJ, IF, IO, 5.577%, 08/15/38	2,037
7,500	Series 3493, Class LA, 4.000%, 10/15/23	7,431
36,655	Series 3505, Class SA, IF, IO, 5.727%, 01/15/39	2,569
35,492	Series 3511, Class SA, IF, IO, 5.727%, 02/15/39	2,750
10,799	Series 3546, Class A, VAR, 6.123%, 02/15/39	11,372
	Federal Home Loan Mortgage Corp. STRIPS,
9	Series 134, Class B, IO, 9.000%, 04/01/22	2
19,386	Series 233, Class 11, IO, 5.000%, 09/15/35	3,112
15,966	Series 233, Class 12, IO, 5.000%, 09/15/35	2,554
30,938	Series 233, Class 13, IO, 5.000%, 09/15/35	3,703
10,095	Series 243, Class 16, IO, 4.500%, 11/15/20	1,136

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
6,295		Series 243, Class 17, IO, 4.500%, 12/15/20	708
4,531		Federal Home Loan Mortgage Corp. Structured Pass Through Securities, Series T-48, Class 1A, 7.058%, 07/25/33	4,946
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,498		Series T-41, Class 3A, VAR, 7.500%, 07/25/32	1,666
6,446		Series T-42, Class A5, 7.500%, 02/25/42	7,171
995		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	1,084
6,110		Series T-54, Class 2A, 6.500%, 02/25/43	6,598
2,119		Series T-54, Class 3A, 7.000%, 02/25/43	2,322
1,785		Series T-57, Class 1A3, 7.500%, 07/25/43	1,986
656		Series T-57, Class 1AP, PO, 07/25/43	468
8,582		Series T-58, Class 4A, 7.500%, 09/25/43	9,612
786		Series T-58, Class A, PO, 09/25/43	572
8,201		Series T-59, Class 1A2, 7.000%, 10/25/43	9,026
918		Series T-59, Class 1AP, PO, 10/25/43	647
		Federal National Mortgage Association Grantor Trust,
4,161		Series 2001-T10, Class A2, 7.500%, 12/25/41	4,559
3,447		Series 2001-T3, Class A1, 7.500%, 11/25/40	3,750
1,796		Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,942
9,071		Series 2004-T2, Class 1A4, 7.500%, 11/25/43	10,097
13,136		Series 2004-T3, Class 1A2, 6.500%, 02/25/44	14,179
4,753		Series 2004-T3, Class 1A3, 7.000%, 02/25/44	5,180
		Federal National Mortgage Association REMICS,
30		Series 1988-7, Class Z, 9.250%, 04/25/18	33
133		Series 1989-70, Class G, 8.000%, 10/25/19	147
53		Series 1989-78, Class H, 9.400%, 11/25/19	61
57		Series 1989-83, Class H, 8.500%, 11/25/19	63
65		Series 1989-89, Class H, 9.000%, 11/25/19	71
35		Series 1990-1, Class D, 8.800%, 01/25/20	39
14		Series 1990-7, Class B, 8.500%, 01/25/20	15
18		Series 1990-60, Class K, 5.500%, 06/25/20	18
25		Series 1990-63, Class H, 9.500%, 06/25/20	28
22		Series 1990-93, Class G, 5.500%, 08/25/20	22
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	9
120		Series 1990-102, Class J, 6.500%, 08/25/20	130
113		Series 1990-120, Class H, 9.000%, 10/25/20	128
13		Series 1990-134, Class SC, HB, IF, 21.131%, 11/25/20	17
1		Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	2
33		Series 1991-24, Class Z, 5.000%, 03/25/21	35
42		Series 1991-42, Class S, IF, 17.128%, 05/25/21	52
13		Series 1992-38, Class Z, 7.500%, 02/25/22	14
7		Series 1992-101, Class J, 7.500%, 06/25/22	7
994		Series 1992-117, Class MA, 8.000%, 07/25/22	1,077
181		Series 1992-136, Class PK, 6.000%, 08/25/22	196
172		Series 1992-143, Class MA, 5.500%, 09/25/22	185
1,125		Series 1992-150, Class M, 8.000%, 09/25/22	1,236
359		Series 1992-163, Class M, 7.750%, 09/25/22	403
558		Series 1992-188, Class PZ, 7.500%, 10/25/22	608
263		Series 1993-21, Class KA, 7.700%, 03/25/23	295
659		Series 1993-25, Class J, 7.500%, 03/25/23	735
102		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	143
1,743		Series 1993-37, Class PX, 7.000%, 03/25/23	1,918
590		Series 1993-54, Class Z, 7.000%, 04/25/23	649
6,359		Series 1993-56, Class PZ, 7.000%, 05/25/23	6,905
284		Series 1993-62, Class SA, IF, 16.802%, 04/25/23	378
3,667		Series 1993-99, Class Z, 7.000%, 07/25/23	3,982
160		Series 1993-122, Class M, 6.500%, 07/25/23	174
3,234		Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	3,519
4,973		Series 1993-141, Class Z, 7.000%, 08/25/23	5,401
143		Series 1993-165, Class SD, IF, 11.464%, 09/25/23	168
178		Series 1993-165, Class SK, IF, 12.500%, 09/25/23	215
270		Series 1993-167, Class GA, 7.000%, 09/25/23	281
256		Series 1993-178, Class PK, 6.500%, 09/25/23	279
121		Series 1993-179, Class SB, HB, IF, 22.754%, 10/25/23	160
80		Series 1993-179, Class SC, IF, 10.500%, 10/25/23	95
3,988		Series 1993-183, Class KA, 6.500%, 10/25/23	4,350
1,978		Series 1993-189, Class PL, 6.500%, 10/25/23	2,155
443		Series 1993-199, Class FA, VAR, 0.863%, 10/25/23	441
229		Series 1993-205, Class H, PO, 09/25/23	189
383		Series 1993-220, Class SG, IF, 15.375%, 11/25/13	448
230		Series 1993-225, Class SG, HB, IF, 26.199%, 12/25/13	277
320		Series 1993-225, Class UB, 6.500%, 12/25/23	335

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations —
		Agency CMO — Continued
83		Series 1993-230, Class FA, VAR, 0.913%, 12/25/23	83
356		Series 1993-247, Class FE, VAR, 1.313%, 12/25/23	356
434		Series 1993-247, Class SA, HB, IF, 23.928%, 12/25/23	591
165		Series 1993-247, Class SU, IF, 11.351%, 12/25/23	179
1,465		Series 1993-250, Class Z, 7.000%, 12/25/23	1,572
3,088		Series 1993-257, Class C, PO, 06/25/23	2,716
25		Series 1994-9, Class E, PO, 11/25/23	21
1,391		Series 1994-37, Class L, 6.500%, 03/25/24	1,494
6,844		Series 1994-40, Class Z, 6.500%, 03/25/24	7,450
4,655		Series 1994-63, Class PK, 7.000%, 04/25/24	5,107
190		Series 1995-2, Class Z, 8.500%, 01/25/25	210
373		Series 1995-19, Class Z, 6.500%, 11/25/23	402
2,571		Series 1996-14, Class SE, IF, IO, 7.130%, 08/25/23	356
103		Series 1996-27, Class FC, VAR, 0.813%, 03/25/17	102
1,958		Series 1996-48, Class Z, 7.000%, 11/25/26	2,141
235		Series 1996-59, Class J, 6.500%, 08/25/22	257
547		Series 1996-59, Class K, 6.500%, 07/25/23	574
539		Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	13
1,810		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	60
341		Series 1997-27, Class J, 7.500%, 04/18/27	367
377		Series 1997-29, Class J, 7.500%, 04/20/27	419
1,359		Series 1997-32, Class PG, 6.500%, 04/25/27	1,457
1,504		Series 1997-39, Class PD, 7.500%, 05/20/27	1,653
473		Series 1997-42, Class EN, 7.250%, 07/18/27	503
146		Series 1997-42, Class ZC, 6.500%, 07/18/27	159
—	(h)	Series 1997-51, Class PM, IO, 7.000%, 05/18/12	—	(h)
2,097		Series 1997-61, Class ZC, 7.000%, 02/25/23	2,261
607		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	107
109		Series 1998-4, Class C, PO, 04/25/23	94
1,937		Series 1998-36, Class ZB, 6.000%, 07/18/28	2,084
480		Series 1998-43, Class SA, IF, IO, 14.927%, 04/25/23	113
755		Series 1998-66, Class SB, IF, IO, 7.884%, 12/25/28	136
406		Series 1999-17, Class C, 6.350%, 04/25/29	439
2,201		Series 1999-18, Class Z, 5.500%, 04/18/29	2,341
878		Series 1999-38, Class SK, IF, IO, 7.784%, 08/25/23	113
224		Series 1999-52, Class NS, HB, IF, 22.636%, 10/25/23	299
572		Series 1999-62, Class PB, 7.500%, 12/18/29	637
3,072		Series 2000-2, Class ZE, 7.500%, 02/25/30	3,420
831		Series 2000-20, Class SA, IF, IO, 8.834%, 07/25/30	168
140		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	25
1,385		Series 2001-4, Class PC, 7.000%, 03/25/21	1,531
1,181		Series 2001-5, Class OW, 6.000%, 03/25/16	1,252
546		Series 2001-7, Class PF, 7.000%, 03/25/31	595
2,664		Series 2001-7, Class PR, 6.000%, 03/25/16	2,844
2,854		Series 2001-10, Class PR, 6.000%, 04/25/16	3,039
1,420		Series 2001-30, Class PM, 7.000%, 07/25/31	1,549
1,109		Series 2001-31, Class VD, 6.000%, 05/25/31	1,145
3,995		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	654
2,641		Series 2001-36, Class DE, 7.000%, 08/25/31	2,874
3,050		Series 2001-44, Class MY, 7.000%, 09/25/31	3,319
835		Series 2001-44, Class PD, 7.000%, 09/25/31	908
659		Series 2001-44, Class PU, 7.000%, 09/25/31	717
7,653		Series 2001-48, Class Z, 6.500%, 09/25/21	8,367
922		Series 2001-49, Class Z, 6.500%, 09/25/31	995
422		Series 2001-52, Class KB, 6.500%, 10/25/31	455
345		Series 2001-52, Class XM, 6.500%, 11/25/10	353
1,533		Series 2001-52, Class XN, 6.500%, 11/25/15	1,650
5,000		Series 2001-60, Class PX, 6.000%, 11/25/31	5,298
1,852		Series 2001-60, Class QS, HB, IF, 23.570%, 09/25/31	2,398
4,712		Series 2001-61, Class Z, 7.000%, 11/25/31	5,126
1,796		Series 2001-71, Class MB, 6.000%, 12/25/16	1,931
2,927		Series 2001-71, Class QE, 6.000%, 12/25/16	3,145
378		Series 2001-72, Class SX, IF, 16.847%, 12/25/31	436
9,395		Series 2001-74, Class MB, 6.000%, 12/25/16	10,145
1,975		Series 2001-80, Class PE, 6.000%, 07/25/29	2,057
288		Series 2001-81, Class LO, PO, 01/25/32	249
2,232		Series 2002-1, Class G, 7.000%, 07/25/23	2,449
1,221		Series 2002-1, Class HC, 6.500%, 02/25/22	1,331
796		Series 2002-1, Class SA, HB, IF, 24.324%, 02/25/32	975
356		Series 2002-1, Class UD, HB, IF, 23.406%, 12/25/23	480
2,489		Series 2002-2, Class UC, 6.000%, 02/25/17	2,658

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,739	Series 2002-3, Class OG, 6.000%, 02/25/17	7,241
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,073
1,199	Series 2002-7, Class OG, 6.000%, 03/25/17	1,288
3,905	Series 2002-7, Class TG, 6.000%, 03/25/17	4,195
1,288	Series 2002-11, Class QG, 5.500%, 03/25/17	1,372
4,186	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	190
76	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	86
6,165	Series 2002-16, Class PG, 6.000%, 04/25/17	6,627
11,932	Series 2002-18, Class PC, 5.500%, 04/25/17	12,611
1,183	Series 2002-19, Class PE, 6.000%, 04/25/17	1,271
223	Series 2002-21, Class LO, PO, 04/25/32	194
2,856	Series 2002-21, Class PE, 6.500%, 04/25/32	3,081
3,275	Series 2002-24, Class AJ, 6.000%, 04/25/17	3,539
5,330	Series 2002-28, Class PK, 6.500%, 05/25/32	5,752
2,190	Series 2002-31, Class S, IF, 18.683%, 05/25/17	2,642
2,584	Series 2002-37, Class Z, 6.500%, 06/25/32	2,788
13,477	Series 2002-38, Class QE, 6.000%, 06/25/17	14,480
1,120	Series 2002-42, Class C, 6.000%, 07/25/17	1,215
5,601	Series 2002-48, Class GH, 6.500%, 11/25/32	6,037
5,000	Series 2002-54, Class PG, 6.000%, 09/25/22	5,348
965	Series 2002-55, Class QE, 5.500%, 09/25/17	1,025
13,085	Series 2002-56, Class UC, 5.500%, 09/25/17	13,932
4,846	Series 2002-57, Class AE, 5.500%, 09/25/17	5,161
1,281	Series 2002-63, Class KC, 5.000%, 10/25/17	1,359
1,177	Series 2002-71, Class AP, 5.000%, 11/25/32	1,236
9,500	Series 2002-71, Class KM, 5.000%, 11/25/17	10,080
213	Series 2002-73, Class S, IF, 15.586%, 11/25/09	220
3,900	Series 2002-74, Class LD, 5.000%, 01/25/16	3,942
1,754	Series 2002-74, Class PD, 5.000%, 11/25/15	1,762
2,124	Series 2002-74, Class VB, 6.000%, 11/25/31	2,141
1,707	Series 2002-77, Class S, IF, 13.996%, 12/25/32	1,920
2,829	Series 2002-83, Class CS, 6.881%, 08/25/23	3,099
1,743	Series 2002-84, Class VB, 5.500%, 04/25/15	1,855
1,608	Series 2002-90, Class A1, 6.500%, 06/25/42	1,738
528	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	39
104	Series 2002-93, Class PD, 3.500%, 02/25/29	104
6,216	Series 2002-94, Class BK, 5.500%, 01/25/18	6,652
694	Series 2003-8, Class SB, IF, IO, 7.384%, 03/25/16	13
2,171	Series 2003-9, Class NZ, 6.500%, 02/25/33	2,339
2,498	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	298
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	4,282
952	Series 2003-27, Class DW, 4.500%, 04/25/17	994
1,400	Series 2003-32, Class KC, 5.000%, 05/25/18	1,478
9,001	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	1,427
2,614	Series 2003-34, Class AX, 6.000%, 05/25/33	2,765
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,428
640	Series 2003-34, Class GB, 6.000%, 03/25/33	677
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,290
1,097	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	167
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,029
2,800	Series 2003-41, Class PE, 5.500%, 05/25/23	2,976
1,092	Series 2003-42, Class GB, 4.000%, 05/25/33	1,078
7,972	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	429
2,715	Series 2003-47, Class PE, 5.750%, 06/25/33	2,849
1,891	Series 2003-52, Class SX, HB, IF, 22.153%, 10/25/31	2,460
684	Series 2003-60, Class NJ, 5.000%, 07/25/21	705
3,493	Series 2003-64, Class SX, IF, 13.048%, 07/25/33	3,530
701	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	9
290	Series 2003-65, Class ML, 4.000%, 07/25/33	293
553	Series 2003-67, Class VQ, 7.000%, 01/25/19	570
398	Series 2003-68, Class QP, 3.000%, 07/25/22	403
4,132	Series 2003-71, Class DS, IF, 7.092%, 08/25/33	3,474
24,172	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	3,919
7,945	Series 2003-73, Class HF, VAR, 0.716%, 01/25/31	7,819
697	Series 2003-74, Class SH, IF, 9.692%, 08/25/33	662
3,376	Series 2003-76, Class SH, IF, 13.669%, 09/25/31	3,648
14,224	Series 2003-80, Class SY, IF, IO, 7.384%, 06/25/23	1,543
1,580	Series 2003-81, Class LC, 4.500%, 09/25/18	1,636
2,000	Series 2003-82, Class VB, 5.500%, 08/25/33	2,122
8,876	Series 2003-83, Class PG, 5.000%, 06/25/23	9,254
1,927	Series 2003-91, Class SD, IF, 12.057%, 09/25/33	2,041
6,602	Series 2003-91, Class XT, 4.500%, 12/25/17	6,793

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — 31.5%
1,281	Series 2003-92, Class GA, 4.500%, 09/25/18	1,312
471	Series 2003-92, Class SH, IF, 9.173%, 09/25/18	454
4,556	Series 2003-106, Class US, IF, 8.677%, 11/25/23	4,222
449	Series 2003-106, Class WS, IF, 9.237%, 02/25/23	423
572	Series 2003-113, Class PC, 4.000%, 03/25/15	581
9,778	Series 2003-116, Class SB, IF, IO, 7.334%, 11/25/33	1,423
8,161	Series 2003-117, Class JB, 3.500%, 06/25/33	7,996
2,240	Series 2003-122, Class TE, 5.000%, 12/25/22	2,329
1,423	Series 2003-124, Class SV, IF, 11.244%, 03/25/31	1,427
2,348	Series 2003-128, Class KE, 4.500%, 01/25/14	2,460
3,300	Series 2003-128, Class NG, 4.000%, 01/25/19	3,333
2,062	Series 2003-130, Class SX, IF, 11.122%, 01/25/34	2,131
1,132	Series 2003-132, Class OA, PO, 08/25/33	991
1,455	Series 2004-1, Class DL, 4.500%, 02/25/18	1,477
5,895	Series 2004-3, Class BE, 4.000%, 02/25/19	5,924
5,865	Series 2004-4, Class QI, IF, IO, 6.834%, 06/25/33	639
4,363	Series 2004-4, Class QM, IF, 13.669%, 06/25/33	4,719
4,191	Series 2004-10, Class SC, HB, IF, 27.537%, 02/25/34	4,980
4,148	Series 2004-14, Class SD, IF, 8.677%, 03/25/34	3,735
1,000	Series 2004-21, Class AE, 4.000%, 04/25/19	1,003
2,711	Series 2004-21, Class CO, PO, 04/25/34	1,759
893	Series 2004-22, Class A, 4.000%, 04/25/19	878
3,275	Series 2004-25, Class PC, 5.500%, 01/25/34	3,460
6,984	Series 2004-25, Class SA, IF, 18.795%, 04/25/34	8,256
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,039
2,157	Series 2004-36, Class PC, 5.500%, 02/25/34	2,278
6,105	Series 2004-36, Class SA, IF, 18.795%, 05/25/34	7,250
2,186	Series 2004-36, Class SN, IF, 13.669%, 07/25/33	2,360
8,670	Series 2004-46, Class HS, IF, IO, 5.734%, 05/25/30	525
1,613	Series 2004-46, Class QB, HB, IF, 22.937%, 05/25/34	1,800
1,325	Series 2004-46, Class SK, IF, 15.770%, 05/25/34	1,398
1,915	Series 2004-51, Class SY, IF, 13.709%, 07/25/34	2,151
1,400	Series 2004-53, Class NC, 5.500%, 07/25/24	1,456
2,079	Series 2004-59, Class BG, PO, 12/25/32	1,813
300	Series 2004-61, Class SH, HB, IF, 22.926%, 11/25/32	351
903	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	948
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,016
1,693	Series 2004-74, Class SW, IF, 14.955%, 11/25/31	1,936
2,251	Series 2004-76, Class CL, 4.000%, 10/25/19	2,282
5,662	Series 2004-79, Class S, IF, 19.070%, 08/25/32	6,560
1,859	Series 2004-79, Class SP, IF, 19.070%, 11/25/34	2,208
2,000	Series 2004-81, Class AC, 4.000%, 11/25/19	2,021
2,014	Series 2004-89, Class EA, IF, 12.736%, 01/25/34	2,279
2,478	Series 2004-92, Class BX, 5.500%, 09/25/34	2,640
1,503	Series 2004-92, Class JO, PO, 12/25/34	1,499
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,227
2,650	Series 2005-14, Class BA, 4.500%, 04/25/19	2,765
6,003	Series 2005-25, Class PF, VAR, 0.616%, 04/25/35	5,839
1,100	Series 2005-27, Class TH, 5.500%, 07/25/31	1,138
1,241	Series 2005-40, Class ZM, 5.000%, 05/25/35	1,240
1,770	Series 2005-42, Class PS, IF, 16.336%, 05/25/35	2,106
472	Series 2005-47, Class AN, 5.000%, 12/25/16	487
937	Series 2005-51, Class CS, IF, 9.791%, 06/25/35	944
945	Series 2005-52, Class PA, 6.500%, 06/25/35	1,007
7,089	Series 2005-56, Class S, IF, IO, 6.444%, 07/25/35	728
2,998	Series 2005-56, Class TP, IF, 17.353%, 08/25/33	3,465
2,523	Series 2005-57, Class CD, IF, 24.129%, 01/25/35	3,383
1,005	Series 2005-57, Class DC, HB, IF, 20.912%, 12/25/34	1,150
1,107	Series 2005-59, Class PA, 5.500%, 06/25/25	1,126
1,738	Series 2005-66, Class SG, IF, 16.711%, 07/25/35	1,963
1,500	Series 2005-68, Class BC, 5.250%, 06/25/35	1,559
8,560	Series 2005-68, Class PG, 5.500%, 08/25/35	9,069
2,500	Series 2005-68, Class UC, 5.000%, 06/25/35	2,579

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
10,769	Series 2005-72, Class SB, IF, 16.211%, 08/25/35	12,381
2,583	Series 2005-73, Class PS, IF, 16.036%, 08/25/35	3,061
2,192	Series 2005-74, Class CP, HB, IF, 23.776%, 05/25/35	2,680
9,551	Series 2005-74, Class CS, IF, 19.290%, 05/25/35	11,619
11,561	Series 2005-84, Class XM, 5.750%, 10/25/35	12,355
677	Series 2005-86, Class GB, 5.000%, 10/25/35	666
10,760	Series 2005-88, Class QO, PO, 11/25/33	8,874
7,591	Series 2005-93, Class MF, VAR, 0.516%, 08/25/34	7,371
3,539	Series 2005-96, Class BP, 5.900%, 02/25/15	3,618
1,044	Series 2005-98, Class GO, PO, 11/25/35	856
17,890	Series 2005-106, Class US, HB, IF, 23.593%, 11/25/35	21,930
10,000	Series 2005-109, Class PB, 6.000%, 01/25/34	10,567
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,064
23,143	Series 2005-110, Class GJ, 5.500%, 11/25/30	24,228
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	18,510
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	5,906
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	2,976
2,110	Series 2005-116, Class PB, 6.000%, 04/25/34	2,247
35,000	Series 2005-118, Class ME, 6.000%, 01/25/32	36,990
15,000	Series 2005-118, Class PN, 6.000%, 01/25/32	16,026
581	Series 2005-123, Class LO, PO, 01/25/36	532
1,656	Series 2006-11, Class PS, HB, IF, 23.593%, 03/25/36	1,999
1,813	Series 2006-12, Class PA, 5.500%, 03/25/25	1,859
4,244	Series 2006-15, Class OT, PO, 01/25/36	3,861
1,557	Series 2006-16, Class OA, PO, 03/25/36	1,359
3,143	Series 2006-22, Class AO, PO, 04/25/36	2,619
5,045	Series 2006-23, Class FK, VAR, 0.516%, 04/25/36	4,928
2,723	Series 2006-23, Class KO, PO, 04/25/36	2,356
1,691	Series 2006-33, Class LS, HB, IF, 28.955%, 05/25/36	2,309
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,097
3,719	Series 2006-42, Class CF, VAR, 0.716%, 06/25/36	3,624
5,167	Series 2006-43, Class DO, PO, 06/25/36	4,483
1,893	Series 2006-43, Class PO, PO, 06/25/36	1,582
22,270	Series 2006-44, Class FP, VAR, 0.666%, 06/25/36	21,681
3,293	Series 2006-44, Class GO, PO, 06/25/36	2,871
10,241	Series 2006-44, Class P, PO, 12/25/33	8,792
4,346	Series 2006-46, Class FW, VAR, 0.666%, 06/25/36	4,223
695	Series 2006-46, Class SW, HB, IF, 23.225%, 06/25/36	909
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,097
11,926	Series 2006-50, Class JO, PO, 06/25/36	10,302
17,036	Series 2006-50, Class PS, PO, 06/25/36	14,674
21,488	Series 2006-53, Class US, IF, IO, 6.314%, 06/25/36	2,520
1,373	Series 2006-58, Class AP, PO, 07/25/36	1,193
4,196	Series 2006-58, Class FL, VAR, 0.726%, 07/25/36	4,094
2,042	Series 2006-58, Class PO, PO, 07/25/36	1,774
6,419	Series 2006-59, Class QO, PO, 01/25/33	5,663
1,658	Series 2006-60, Class AK, HB, IF, 27.738%, 07/25/36	2,040
1,610	Series 2006-62, Class PS, HB, IF, 38.306%, 07/25/36	2,341
3,863	Series 2006-65, Class QO, PO, 07/25/36	3,374
3,651	Series 2006-66, Class NV, 6.500%, 02/25/24	4,018
7,013	Series 2006-72, Class GO, PO, 08/25/36	5,961
1,893	Series 2006-72, Class TO, PO, 08/25/36	1,641
10,500	Series 2006-77, Class PC, 6.500%, 08/25/36	11,381
4,336	Series 2006-79, Class DF, VAR, 0.616%, 08/25/36	4,216
2,845	Series 2006-79, Class DO, PO, 08/25/36	2,462
2,362	Series 2006-79, Class OP, PO, 08/25/36	2,015
1,215	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,279
2,715	Series 2006-90, Class AO, PO, 09/25/36	2,317
1,893	Series 2006-94, Class GK, HB, IF, 31.922%, 10/25/26	2,606
3,171	Series 2006-95, Class SG, HB, IF, 25.138%, 10/25/36	3,719
664	Series 2006-102, Class PA, 5.000%, 08/25/26	684
868	Series 2006-109, Class PO, PO, 11/25/36	765
9,224	Series 2006-110, Class PO, PO, 11/25/36	7,982
3,376	Series 2006-111, Class EO, PO, 11/25/36	2,853
727	Series 2006-115, Class ES, HB, IF, 25.498%, 12/25/36	903
2,291	Series 2006-115, Class OK, PO, 12/25/36	1,959
3,676	Series 2006-119, Class PO, PO, 12/25/36	3,162
1,124	Series 2006-123, Class FD, VAR, 0.766%, 01/25/37	1,109
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,361
1,798	Series 2006-128, Class PO, PO, 01/25/37	1,543

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
10,859	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	1,776
724	Series 2007-1, Class SD, HB, IF, 37.406%, 02/25/37	1,003
2,677	Series 2007-2, Class FA, VAR, 0.466%, 02/25/37	2,633
16,484	Series 2007-7, Class SG, IF, IO, 6.234%, 08/25/36	1,416
10,288	Series 2007-10, Class FD, VAR, 0.516%, 02/25/37	10,038
45,273	Series 2007-14, Class ES, IF, IO, 6.174%, 03/25/37	4,220
3,284	Series 2007-14, Class OP, PO, 03/25/37	2,840
3,102	Series 2007-15, Class NO, PO, 03/25/22	2,757
36,187	Series 2007-16, Class FC, VAR, 1.016%, 03/25/37	35,160
6,462	Series 2007-22, Class SC, IF, IO, 5.814%, 03/25/37	407
30,562	Series 2007-35, Class SI, IF, IO, 5.834%, 04/25/37	2,988
3,652	Series 2007-42, Class AO, PO, 05/25/37	3,227
10,312	Series 2007-43, Class FL, VAR, 0.566%, 05/25/37	10,079
1,500	Series 2007-47, Class PC, 5.000%, 07/25/33	1,574
42,307	Series 2007-53, Class SH, IF, IO, 5.834%, 06/25/37	4,121
58,593	Series 2007-54, Class FA, VAR, 0.666%, 06/25/37	57,439
7,588	Series 2007-54, Class WI, IF, IO, 5.834%, 06/25/37	702
61,440	Series 2007-60, Class AX, IF, IO, 6.884%, 07/25/37	6,741
2,100	Series 2007-65, Class PA, 6.000%, 03/25/31	2,201
12,625	Series 2007-77, Class FG, VAR, 0.766%, 03/25/37	12,395
2,000	Series 2007-79, Class PC, 5.000%, 01/25/32	2,096
6,329	Series 2007-79, Class SB, IF, 23.043%, 08/25/37	7,890
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,268
4,925	Series 2007-83, Class PA, 6.000%, 03/25/29	5,159
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,734
2,969	Series 2007-85, Class SL, IF, 15.486%, 09/25/37	3,253
16,923	Series 2007-88, Class VI, IF, IO, 6.274%, 09/25/37	1,759
17,221	Series 2007-91, Class ES, IF, IO, 6.194%, 10/25/37	1,461
4,875	Series 2007-92, Class YA, 6.500%, 06/25/37	5,191
8,125	Series 2007-92, Class YS, IF, IO, 5.514%, 06/25/37	840
7,267	Series 2007-97, Class FC, VAR, 0.766%, 07/25/37	7,134
11,490	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	2,003
5,885	Series 2007-97, Class MS, IF, 14.180%, 12/25/31	6,308
4,289	Series 2007-98, Class VA, 6.000%, 11/25/17	4,607
13,716	Series 2007-106, Class A7, VAR, 6.187%, 10/25/37	14,357
8,721	Series 2007-108, Class SA, IF, IO, 6.094%, 12/25/37	776
48,992	Series 2007-116, Class HI, IO, VAR, 6.612%, 01/25/38	3,459
1,660	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	161
41,517	Series 2008-1, Class BI, IF, IO, 5.644%, 02/25/38	3,921
11,785	Series 2008-10, Class XI, IF, IO, 5.964%, 03/25/38	1,223
34,445	Series 2008-16, Class IS, IF, IO, 5.934%, 03/25/38	3,294
4,819	Series 2008-18, Class SP, IF, 13.469%, 03/25/38	5,214
15,302	Series 2008-27, Class SN, IF, IO, 6.634%, 04/25/38	2,030
4,239	Series 2008-28, Class QS, IF, 19.903%, 04/25/38	5,147
46,743	Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	485
98,182	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	1,529
2,942	Series 2008-42, Class AO, PO, 09/25/36	2,513
847	Series 2008-44, Class PO, PO, 05/25/38	749
41,215	Series 2008-46, Class HI, IO, VAR, 6.643%, 06/25/38	2,625
11,466	Series 2008-47, Class SI, IF, IO, 6.234%, 06/25/23	989
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,773
17,848	Series 2008-53, Class CI, IF, IO, 6.934%, 07/25/38	1,992
1,622	Series 2008-59, Class IG, IO, 5.500%, 11/25/34	151
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,553
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	2,794
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	3,895
820	Series 2008-66, Class GD, 6.000%, 06/25/30	856

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
36,813		Series 2008-80, Class SA, IF, IO, 5.584%, 09/25/38	3,294
18,292		Series 2008-81, Class SB, IF, IO, 5.584%, 09/25/38	1,703
37,398		Series 2009-6, Class GS, IF, IO, 6.284%, 02/25/39	3,561
13,792		Series 2009-9, Class IO, IO, 5.000%, 02/25/24	1,397
16,738		Series 2009-15, Class MI, IO, 5.000%, 03/25/24	1,527
6,179		Series 2009-18, Class IO, IO, 5.000%, 03/25/24	603
24		Series G-14, Class L, 8.500%, 06/25/21	27
2		Series G-17, Class S, HB, VAR, 1,048.747%, 06/25/21	31
118		Series G-18, Class Z, 8.750%, 06/25/21	129
34		Series G-22, Class G, 6.000%, 12/25/16	36
113		Series G-28, Class S, IF, 14.788%, 09/25/21	150
176		Series G-35, Class M, 8.750%, 10/25/21	199
35		Series G-51, Class SA, HB, IF, 20.798%, 12/25/21	48
97		Series G92-15, Class Z, 7.000%, 01/25/22	100
—	(h)	Series G92-27, Class SQ, HB, IF, 1,658.410%, 05/25/22	66
814		Series G92-35, Class E, 7.500%, 07/25/22	902
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	10
73		Series G92-42, Class Z, 7.000%, 07/25/22	80
2,739		Series G92-44, Class ZQ, 8.000%, 07/25/22	3,011
1,313		Series G92-45, Class Z, 6.000%, 08/25/22	1,410
72		Series G92-52, Class FD, VAR, 0.333%, 09/25/22	70
984		Series G92-54, Class ZQ, 7.500%, 09/25/22	1,094
76		Series G92-59, Class F, VAR, 2.299%, 10/25/22	76
151		Series G92-61, Class Z, 7.000%, 10/25/22	165
110		Series G92-62, Class B, PO, 10/25/22	99
504		Series G93-1, Class KA, 7.900%, 01/25/23	568
191		Series G93-5, Class Z, 6.500%, 02/25/23	209
145		Series G93-14, Class J, 6.500%, 03/25/23	157
350		Series G93-17, Class SI, IF, 6.000%, 04/25/23	364
327		Series G93-27, Class FD, VAR, 1.193%, 08/25/23	328
83		Series G93-37, Class H, PO, 09/25/23	69
215		Series G95-1, Class C, 8.800%, 01/25/25	246
		Federal National Mortgage Association STRIPS,
12		Series 23, Class 2, IO, 10.000%, 09/01/17	2
6		Series 50, Class 2, IO, 10.500%, 03/01/19	1
83		Series 218, Class 2, IO, 7.500%, 04/01/23	15
46		Series 265, Class 2, 9.000%, 03/01/24	54
1,651		Series 329, Class 1, PO, 01/01/33	1,442
5,354		Series 339, Class 18, IO, 4.500%, 07/01/18	529
7,734		Series 339, Class 21, IO, 4.500%, 07/01/18	831
3,718		Series 339, Class 28, IO, 5.500%, 07/01/18	378
2,291		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	394
8,345		Series 365, Class 8, IO, 5.500%, 05/01/36	1,215
1,052		Series 368, Class 3, IO, 4.500%, 11/01/20	120
6,293		Series 374, Class 5, IO, 5.500%, 08/01/36	953
9,112		Series 383, Class 33, IO, 6.000%, 01/01/38	1,391
3,827		Series 393, Class 6, IO, 5.500%, 04/25/37	403
		Federal National Mortgage Association Whole Loan,
408		Series 2002-W5, Class A10, IF, IO, 7.834%, 11/25/30	14
3,351		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	3,622
778		Series 2003-W1, Class 2A, 7.500%, 12/25/42	866
3,197		Series 2003-W2, Class 1A1, 6.500%, 07/25/42	3,457
1,990		Series 2003-W2, Class 2A9, 5.900%, 07/25/42	2,079
702		Series 2003-W4, Class 2A, 6.500%, 10/25/42	759
3,975		Series 2003-W6, Class 3A, 6.500%, 09/25/42	4,297
1,204		Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,313
3,586		Series 2004-W2, Class 2A2, 7.000%, 02/25/44	3,912
3,202		Series 2004-W8, Class 3A, 7.500%, 06/25/44	3,564
5,240		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	5,669
48,148		Series 2006-W2, Class 1AF1, VAR, 0.486%, 02/25/36	46,326
83,504		Series 2007-W1, Class 1AF1, VAR, 0.526%, 11/25/46	79,941
1,511		Series 2007-W10, Class 2A, VAR, 6.137%, 08/25/47	1,587
6,514		Series 2007-W5, Class PO, PO, 06/25/37	5,295
6,614		Series 2007-W7, Class 1A4, IF, 37.586%, 07/25/37	9,625
		Government National Mortgage Association,
2,005		Series 1994-3, Class PQ, 7.488%, 07/16/24	2,187
2,032		Series 1994-4, Class KQ, 7.988%, 07/16/24	2,227
7,712		Series 1994-7, Class PQ, 6.500%, 10/16/24	8,411
425		Series 1995-3, Class DQ, 8.050%, 06/16/25	482
111		Series 1995-7, Class CQ, 7.500%, 09/16/25	118
1,658		Series 1996-16, Class E, 7.500%, 08/16/26	1,766
1,235		Series 1997-8, Class PN, 7.500%, 05/16/27	1,333
274		Series 1997-11, Class D, 7.500%, 07/20/27	285
843		Series 1998-26, Class K, 7.500%, 09/17/25	922

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,553	Series 1999-4, Class ZB, 6.000%, 02/20/29	7,047
5,903	Series 1999-10, Class ZC, 6.500%, 04/20/29	6,383
221	Series 1999-15, Class E, 6.500%, 01/16/29	226
919	Series 1999-30, Class S, IF, IO, 8.327%, 08/16/29	111
38	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	42
696	Series 1999-40, Class ZW, 7.500%, 11/20/29	768
1,376	Series 1999-41, Class Z, 8.000%, 11/16/29	1,501
529	Series 1999-44, Class PC, 7.500%, 12/20/29	590
6,414	Series 1999-44, Class ZC, 8.500%, 12/16/29	7,001
976	Series 1999-44, Class ZG, 8.000%, 12/20/29	1,065
1,294	Series 2000-6, Class Z, 7.500%, 02/20/30	1,398
497	Series 2000-9, Class Z, 8.000%, 06/20/30	542
6,363	Series 2000-9, Class ZJ, 8.500%, 02/16/30	6,978
742	Series 2000-12, Class ST, HB, IF, 38.097%, 02/16/30	1,203
1,834	Series 2000-14, Class PD, 7.000%, 02/16/30	1,995
500	Series 2000-16, Class ZN, 7.500%, 02/16/30	547
5,654	Series 2000-21, Class Z, 9.000%, 03/16/30	6,446
1,058	Series 2000-26, Class TZ, 8.500%, 09/20/30	1,134
279	Series 2000-26, Class Z, 7.750%, 09/20/30	303
54	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	65
816	Series 2000-31, Class Z, 9.000%, 10/20/30	815
250	Series 2000-34, Class SG, IF, IO, 8.258%, 10/20/30	42
470	Series 2000-35, Class ZA, 9.000%, 11/20/30	528
71	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	16
1,615	Series 2000-37, Class B, 8.000%, 12/20/30	1,746
288	Series 2000-38, Class AH, 7.150%, 12/20/30	293
400	Series 2001-4, Class SJ, IF, IO, 7.878%, 01/19/30	60
524	Series 2001-6, Class SD, IF, IO, 8.277%, 03/16/31	76
1,613	Series 2001-7, Class PK, 6.500%, 03/20/31	1,732
2,317	Series 2001-8, Class Z, 6.500%, 03/20/31	2,507
3,295	Series 2001-22, Class PS, HB, IF, 20.299%, 03/17/31	4,195
82	Series 2001-32, Class WA, IF, 19.444%, 07/20/31	105
623	Series 2001-35, Class SA, IF, IO, 7.977%, 08/16/31	92
485	Series 2001-36, Class S, IF, IO, 7.777%, 08/16/31	68
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	4,904
4,395	Series 2001-64, Class MQ, 6.500%, 12/20/31	4,671
579	Series 2002-3, Class SP, IF, IO, 7.117%, 01/16/32	77
1,308	Series 2002-7, Class PG, 6.500%, 01/20/32	1,399
2,619	Series 2002-24, Class AG, IF, IO, 7.677%, 04/16/32	389
247	Series 2002-24, Class SB, IF, 11.516%, 04/16/32	260
410	Series 2002-31, Class S, IF, IO, 8.427%, 01/16/31	62
6,350	Series 2002-31, Class SE, IF, IO, 7.227%, 04/16/30	861
3,116	Series 2002-40, Class UK, 6.500%, 06/20/32	3,364
103	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	115
12,567	Series 2002-45, Class QE, 6.500%, 06/20/32	13,573
4,006	Series 2002-47, Class PG, 6.500%, 07/16/32	4,330
1,401	Series 2002-47, Class PY, 6.000%, 07/20/32	1,498
6,345	Series 2002-47, Class ZA, 6.500%, 07/20/32	6,853
245	Series 2002-51, Class SG, HB, IF, 31.319%, 04/20/31	317
4,246	Series 2002-52, Class GH, 6.500%, 07/20/32	4,588
1,874	Series 2002-54, Class GB, 6.500%, 08/20/32	2,025
4,489	Series 2002-69, Class PO, PO, 02/20/32	4,273
1,467	Series 2002-70, Class AV, 6.000%, 03/20/12	1,533
3,998	Series 2002-70, Class PS, IF, IO, 7.427%, 08/20/32	461
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,517
1,271	Series 2002-79, Class KV, 6.000%, 11/20/13	1,303
5,277	Series 2002-88, Class VA, 6.000%, 12/20/17	5,427
2,362	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	194
1,788	Series 2003-4, Class NY, 5.500%, 12/20/13	1,899
1,633	Series 2003-8, Class PO, PO, 01/16/32	1,571
3,123	Series 2003-11, Class SK, IF, IO, 7.427%, 02/16/33	489
1,404	Series 2003-12, Class SP, IF, IO, 7.428%, 02/20/33	198
553	Series 2003-24, Class PO, PO, 03/16/33	468
1,676	Series 2003-34, Class TO, PO, 02/16/32	1,615
1,960	Series 2003-40, Class TC, 7.500%, 03/20/33	2,114
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,421
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,215
2,072	Series 2003-46, Class TC, 6.500%, 03/20/33	2,231
2,107	Series 2003-52, Class AP, PO, 06/16/33	1,747
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,430

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,013	Series 2003-60, Class NS, IF, 15.900%, 07/16/33	1,142
1,928	Series 2003-66, Class ED, 5.000%, 08/20/28	1,970
3,127	Series 2003-76, Class LS, IF, IO, 6.928%, 09/20/31	236
386	Series 2003-90, Class PO, PO, 10/20/33	317
5,089	Series 2003-97, Class SA, 6.277%, 11/16/33	605
1,081	Series 2003-98, Class PC, 5.000%, 02/20/29	1,111
4,833	Series 2003-112, Class SA, IF, IO, 6.277%, 12/16/33	475
20,000	Series 2003-112, Class TS, IF, IO, 6.677%, 10/20/32	3,321
1,000	Series 2003-114, Class SH, IF, 14.203%, 11/17/32	1,191
13,434	Series 2004-11, Class SW, IF, IO, 5.227%, 02/20/34	1,336
10,006	Series 2004-15, Class SA, IF, 18.913%, 12/20/32	11,240
1,055	Series 2004-27, Class VJ, 6.000%, 02/20/15	1,106
1,511	Series 2004-28, Class S, IF, 18.912%, 04/16/34	1,789
5,464	Series 2004-46, Class PO, PO, 06/20/34	4,627
3,551	Series 2004-68, Class PO, PO, 05/20/31	3,383
16,935	Series 2004-68, Class SA, IF, IO, 6.527%, 05/20/31	1,090
3,048	Series 2004-71, Class SB, HB, IF, 28.126%, 09/20/34	3,659
3,048	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	3,007
2,343	Series 2004-73, Class AE, IF, 14.292%, 08/17/34	2,614
13,474	Series 2004-73, Class JL, IF, IO, 6.277%, 09/16/34	1,532
2,428	Series 2004-83, Class AP, IF, 13.667%, 10/16/34	2,752
1,827	Series 2004-87, Class SB, IF, 7.358%, 03/17/33	1,847
1,641	Series 2004-89, Class LS, HB, IF, 23.383%, 10/16/34	1,928
35,139	Series 2004-90, Class SI, IF, IO, 5.828%, 10/20/34	3,580
14,779	Series 2004-96, Class SC, IF, IO, 5.808%, 11/20/34	1,274
17,267	Series 2005-3, Class SB, IF, IO, 5.828%, 01/20/35	1,723
23,866	Series 2005-3, Class SK, IF, IO, 6.478%, 01/20/35	2,590
1,399	Series 2005-6, Class GS, IF, 12.955%, 12/20/32	1,522
7,103	Series 2005-7, Class JM, IF, 16.121%, 05/18/34	8,291
24,635	Series 2005-17, Class SL, IF, IO, 6.428%, 07/20/34	2,738
3,315	Series 2005-35, Class FL, VAR, 0.623%, 03/20/32	3,236
3,309	Series 2005-44, Class SP, IF, 11.655%, 10/20/34	3,606
2,897	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	331
925	Series 2005-65, Class SA, HB, IF, 21.700%, 08/20/35	986
760	Series 2005-66, Class SP, IF, 19.924%, 08/16/35	828
10,507	Series 2005-68, Class DP, IF, 15.776%, 06/17/35	11,923
43,308	Series 2005-68, Class KI, IF, IO, 6.028%, 09/20/35	4,855
6,758	Series 2005-69, Class SY, IF, IO, 6.478%, 11/20/33	995
2,583	Series 2005-82, Class PO, PO, 10/20/35	2,182
5,547	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	888
2,944	Series 2005-93, Class JO, PO, 03/20/31	2,783
5,690	Series 2006-16, Class OP, PO, 03/20/36	4,878
4,885	Series 2006-33, Class Z, 6.500%, 07/20/36	5,152
1,836	Series 2006-38, Class SW, IF, IO, 6.227%, 06/20/36	170
5,102	Series 2006-38, Class ZK, 6.500%, 08/20/36	5,418
13,000	Series 2006-40, Class VB, 6.000%, 11/20/26	13,821
1,756	Series 2006-57, Class PZ, 5.565%, 10/20/36	1,831
10,889	Series 2006-59, Class SD, IF, IO, 6.428%, 10/20/36	1,026
23,537	Series 2006-65, Class SA, IF, IO, 6.528%, 11/20/36	2,227
17,559	Series 2007-9, Class CI, IF, IO, 5.928%, 03/20/37	1,273
28,729	Series 2007-9, Class DI, IF, IO, 6.238%, 03/20/37	2,394
25,302	Series 2007-17, Class AF, VAR, 0.473%, 04/16/37	24,456
21,116	Series 2007-17, Class JI, IF, IO, 6.537%, 04/16/37	2,321
8,192	Series 2007-17, Class JO, PO, 04/16/37	7,115
11,913	Series 2007-19, Class SD, IF, IO, 5.928%, 04/20/37	928

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,628	Series 2007-25, Class FN, VAR, 0.573%, 05/16/37	5,393
30,556	Series 2007-26, Class SC, IF, IO, 5.928%, 05/20/37	2,545
19,731	Series 2007-27, Class SD, IF, IO, 5.928%, 05/20/37	1,569
2,287	Series 2007-28, Class BO, PO, 05/20/37	1,942
16,537	Series 2007-35, Class PO, PO, 06/16/37	14,498
2,937	Series 2007-35, Class TO, PO, 04/20/35	2,722
4,332	Series 2007-36, Class HO, PO, 06/16/37	3,743
18,566	Series 2007-36, Class SE, IF, IO, 6.197%, 06/16/37	1,515
23,054	Series 2007-36, Class SJ, IF, IO, 5.978%, 06/20/37	2,111
290	Series 2007-36, Class TX, VAR, 06/16/37	289
18,675	Series 2007-40, Class SD, IF, IO, 6.478%, 07/20/37	1,929
45,805	Series 2007-42, Class SC, IF, IO, 6.478%, 07/20/37	4,692
26,121	Series 2007-45, Class QA, IF, IO, 6.368%, 07/20/37	2,451
7,567	Series 2007-49, Class NO, PO, 12/20/35	6,916
8,330	Series 2007-50, Class AI, IF, IO, 6.503%, 08/20/37	758
19,705	Series 2007-53, Class ES, IF, IO, 6.278%, 09/20/37	2,005
5,859	Series 2007-53, Class SW, IF, 19.388%, 09/20/37	7,121
15,775	Series 2007-57, Class PO, PO, 03/20/37	13,343
26,361	Series 2007-57, Class QA, IF, IO, 6.227%, 10/20/37	2,091
26,854	Series 2007-67, Class SI, IF, IO, 6.238%, 11/20/37	2,688
22,757	Series 2007-71, Class SB, IF, IO, 6.428%, 07/20/36	2,258
25,475	Series 2007-73, Class MI, IF, IO, 5.728%, 11/20/37	2,473
11,683	Series 2007-74, Class SL, IF, IO, 6.267%, 11/16/37	1,217
37,559	Series 2007-79, Class SY, IF, IO, 6.278%, 12/20/37	2,897
29,132	Series 2007-82, Class SA, IF, IO, 6.257%, 12/20/37	2,444
2,700	Series 2008-7, Class SK, IF, 19.133%, 11/20/37	3,199
3,568	Series 2008-7, Class SP, IF, 12.855%, 10/20/37	3,820
9,198	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	697
5,672	Series 2008-20, Class PO, PO, 09/20/37	5,038
3,403	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	356
18,153	Series 2008-25, Class SB, IF, IO, 6.627%, 03/20/38	1,550
22,429	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	2,478
13,621	Series 2008-33, Class XS, IF, IO, 7.427%, 04/16/38	1,355
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,285
33,881	Series 2008-36, Class SH, IF, IO, 6.028%, 04/20/38	3,035
43,899	Series 2008-40, Class SA, IF, IO, 6.127%, 05/16/38	4,623
24,933	Series 2008-41, Class SA, IF, IO, 6.068%, 05/20/38	1,903
3,311	Series 2008-43, Class NA, 5.500%, 11/20/37	3,499
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	3,694
9,436	Series 2008-55, Class SA, IF, IO, 5.928%, 06/20/38	783
36,294	Series 2008-60, Class CS, IF, IO, 5.878%, 07/20/38	3,800
6,542	Series 2008-60, Class PO, PO, 01/20/38	5,754
14,262	Series 2008-71, Class SC, IF, IO, 5.727%, 08/20/38	1,453
10,732	Series 2008-79, Class CS, IF, 6.528%, 06/20/35	10,589
35,711	Series 2008-93, Class AS, IF, IO, 5.428%, 12/20/38	3,128
21,120	Series 2008-96, Class SL, IF, IO, 5.727%, 12/20/38	1,986
30,512	Series 2009-6, Class SA, IF, IO, 5.827%, 02/16/39	3,068
10,327	Series 2009-10, Class SL, IF, IO, 6.227%, 03/16/34	815
24,127	Series 2009-11, Class SC, IF, IO, 5.877%, 02/16/39	1,877
9,511	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	1,356
18,717	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	2,454
56,484	Series 2009-22, Class SA, IF, IO, 5.997%, 04/20/39	4,258
25,711	Series 2009-24, Class DS, IF, IO, 6.028%, 03/20/39	3,415

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
17,077	Series 2009-25, Class SE, IF, IO, 7.328%, 09/20/38	1,818
31,249	Series 2009-31, Class ST, IF, IO, 6.077%, 03/20/39	3,211
37,614	Series 2009-31, Class TS, IF, IO, 6.028%, 03/20/39	3,463
7,848	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	1,079
10,182	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	1,373
52,224	Series 2009-42, Class SC, IF, IO, 5.807%, 06/20/39	4,032
12,560	Series 2009-44, Class MV, 6.000%, 04/20/20	13,448
	Vendee Mortgage Trust,
14,393	Series 1993-1, Class ZB, 7.250%, 02/15/23	15,801
2,911	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	3,065
10,878	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	11,231
4,273	Series 1996-1, Class 1Z, 6.750%, 02/15/26	4,575
1,953	Series 1996-2, Class 1Z, 6.750%, 06/15/26	2,088
6,003	Series 1997-1, Class 2Z, 7.500%, 02/15/27	6,622
4,075	Series 1998-1, Class 2E, 7.000%, 03/15/28	4,427
		3,244,136
	Non-Agency CMO — 11.5%
1,320	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.500%, 08/25/18	1,291
11,128	American General Mortgage Loan Trust, Series 2006-1, Class A2, VAR, 5.750%, 12/25/35 (e)	10,670
8,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	4,180
	ASG Resecuritization Trust,
12,203	Series 2009-1, Class A60, VAR, 5.615%, 06/26/37 (e)	11,776
36,036	Series 2009-2, Class A55, VAR, 5.843%, 05/24/36 (e)	34,775
63,067	Series 2009-3, Class A65, VAR, 5.595%, 03/26/37 (e)	58,967
33,873	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	32,772
	Banc of America Alternative Loan Trust,
506	Series 2003-1, Class APO, PO, 02/25/33	150
5,944	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	5,474
10,875	Series 2003-11, Class 1A1, 6.000%, 01/25/34	10,355
9,433	Series 2003-11, Class 2A1, 6.000%, 01/25/34	8,982
1,224	Series 2003-11, Class PO, PO, 01/25/34	840
708	Series 2004-6, Class 15PO, PO, 07/25/19	503
1,433	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	976
5,218	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	528
	Banc of America Funding Corp.,
2,800	Series 2003-3, Class 1A33, 5.500%, 10/25/33	2,617
1,780	Series 2004-1, Class PO, PO, 03/25/34	1,113
2,509	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	2,238
2,915	Series 2005-6, Class 2A7, 5.500%, 10/25/35	2,175
2,956	Series 2005-7, Class 30PO, PO, 11/25/35	1,943
1,253	Series 2005-8, Class 30PO, PO, 01/25/36	775
4,932	Series 2005-E, Class 4A1, VAR, 4.171%, 03/20/35	3,322
3,106	Series 2006-1, Class XPO, PO, 01/25/36	1,889
	Banc of America Mortgage Securities, Inc.,
8,578	Series 2003-3, Class 2A1, VAR, 0.816%, 05/25/18	8,185
1,387	Series 2003-5, Class 3A1, 7.500%, 02/25/31	1,301
495	Series 2003-7, Class A2, 4.750%, 09/25/18	491
11,733	Series 2003-8, Class 3A3, 5.500%, 11/25/33	11,188
1,186	Series 2003-8, Class APO, PO, 11/25/33	766
658	Series 2004-1, Class APO, PO, 02/25/34	406
10,726	Series 2004-3, Class 15IO, IO, VAR, 0.220%, 04/25/19	31
489	Series 2004-4, Class APO, PO, 05/25/34	293
3,468	Series 2004-5, Class 2A2, 5.500%, 06/25/34	2,432
4,153	Series 2004-5, Class 4A1, 4.750%, 06/25/19	4,068
1,541	Series 2004-6, Class 2A7, 5.500%, 07/25/34	1,326
2,691	Series 2004-6, Class APO, PO, 07/25/34	1,688
281	Series 2004-8, Class 5PO, PO, 05/25/32	183
1,039	Series 2004-8, Class XPO, PO, 10/25/34	665
3,521	Series 2004-9, Class 3A1, 6.500%, 09/25/32	3,523
423	Series 2004-9, Class 3PO, PO, 09/25/32	277
5,106	Series 2004-E, Class 2A5, VAR, 4.169%, 06/25/34	5,032
4,658	Series 2004-J, Class 3A1, VAR, 5.091%, 11/25/34	3,794
18,213	BCAP LLC Trust, Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	17,029
	Bear Stearns Adjustable Rate Mortgage Trust,
1,229	Series 2003-7, Class 3A, VAR, 4.945%, 10/25/33 (i)	1,148
16,257	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	13,653
	Cendant Mortgage Corp.,
2,203	Series 2003-8, Class 1P, PO, 10/25/33	1,583

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
720	Series 2004-1, Class P, PO, 02/25/34	442
	Chase Mortgage Finance Corp.,
8,928	Series 2003-S10, Class A1, 4.750%, 11/25/18	8,947
1,608	Series 2003-S6, Class A1, 5.000%, 06/25/18	1,611
4,918	Series 2003-S9, Class AP, PO, 10/25/18	3,485
	Citicorp Mortgage Securities, Inc.,
343	Series 1993-14, Class A3, VAR, 1.513%, 11/25/23	333
7,427	Series 2004-1, Class 3A1, 4.750%, 01/25/34	7,369
3,536	Series 2004-2, Class A1, 5.000%, 03/25/34	3,448
6,501	Series 2004-2, Class A2, VAR, 0.716%, 03/25/34	6,236
2,631	Series 2004-3, Class A8, 5.250%, 05/25/34	2,626
2,244	Series 2004-5, Class 2A5, 4.500%, 08/25/34	2,195
3,683	Series 2004-8, Class 1A1, 5.500%, 10/25/34	3,614
5,000	Series 2006-4, Class 1A2, 6.000%, 08/25/36	3,642
	Citigroup Mortgage Loan Trust, Inc.,
8,663	Series 2003-1, Class 2A5, 5.250%, 10/25/33	7,112
605	Series 2003-1, Class 2A6, PO, 10/25/33	264
973	Series 2003-1, Class PO2, PO, 10/25/33	669
874	Series 2003-1, Class PO3, PO, 09/25/33	601
138	Series 2003-1, Class WPO1, PO, 06/25/16	119
1,070	Series 2003-UP3, Class A3, 7.000%, 09/25/33	1,058
4,997	Series 2003-UST1, Class A1, 5.500%, 12/25/18	5,058
1,374	Series 2003-UST1, Class PO1, PO, 12/25/18	975
687	Series 2003-UST1, Class PO3, PO, 12/25/18	518
832	Series 2005-1, Class 2A1A, VAR, 4.865%, 04/25/35	464
2,247	Series 2005-5, Class 1A2, VAR, 5.227%, 08/25/35	1,311
4,987	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,588
	Countrywide Alternative Loan Trust,
3,896	Series 2002-8, Class A4, 6.500%, 07/25/32	3,651
699	Series 2002-12, Class PO, PO, 11/25/32	498
259	Series 2002-17, Class A7, 2.500%, 01/25/33	246
932	Series 2003-6T2, Class A6, 5.500%, 06/25/33	701
9,780	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	5,600
2,630	Series 2004-14T2, Class A5, 5.500%, 08/25/34	1,792
10,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	7,430
1,997	Series 2005-5R, Class A1, 5.250%, 12/25/18	1,781
13,693	Series 2005-1CB, Class 1A6, IF, IO, 6.834%, 03/25/35	1,416
21,997	Series 2005-20CB, Class 3A8, IF, IO, 4.484%, 07/25/35	2,065
30,600	Series 2005-22T1, Class A2, IF, IO, 4.804%, 06/25/35	3,092
999	Series 2005-26CB, Class A10, IF, 12.569%, 07/25/35	874
8,000	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	5,734
403	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	384
465	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	384
9,300	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	6,532
41,313	Series 2005-54CB, Class 1A2, IF, IO, 4.584%, 11/25/35	4,574
795	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	711
3,147	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	1,587
22,060	Series 2005-J1, Class 1A4, IF, IO, 4.834%, 02/25/35	2,257
8,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	3,360
1,500	Series 2007-21CB, Class 2A6, 6.000%, 09/25/37	521
	Countrywide Home Loan Mortgage Pass-Through Trust,
856	Series 2002-18, Class PO, PO, 11/25/32	706
4,184	Series 2002-22, Class A20, 6.250%, 10/25/32	4,083
7,414	Series 2003-26, Class 1A6, 3.500%, 08/25/33	6,139
2,933	Series 2003-29, Class A1, 5.500%, 08/25/33	2,521
873	Series 2003-34, Class A11, 5.250%, 09/25/33	854
5,800	Series 2003-34, Class A6, 5.250%, 09/25/33	5,832
1,120	Series 2003-44, Class A9, PO, 10/25/33	657
450	Series 2003-J13, Class PO, PO, 01/25/34	265
275	Series 2003-J2, Class A17, IF, IO, 7.134%, 04/25/33	18
4,383	Series 2003-J7, Class 4A3, IF, 9.430%, 08/25/18	3,817
504	Series 2004-7, Class 2A1, VAR, 3.422%, 06/25/34	468
15,588	Series 2004-8, Class 2A1, 4.500%, 06/25/19	15,247
915	Series 2004-HYB1, Class 2A, VAR, 4.770%, 05/20/34	672

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,617	Series 2004-HYB3, Class 2A, VAR, 3.649%, 06/20/34	2,394
2,398	Series 2004-HYB6, Class A3, VAR, 4.788%, 11/20/34	1,764
2,641	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	2,620
1,612	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,599
1,359	Series 2005-14, Class A2, 5.500%, 07/25/35	1,238
684	Series 2005-16, Class A21, 5.500%, 09/25/35	671
1,000	Series 2005-16, Class A23, 5.500%, 09/25/35	805
8,121	Series 2005-22, Class 2A1, VAR, 5.222%, 11/25/35	5,258
412	Series 2005-R1, Class 2A, PO, 03/25/35 (e)	262
	CS First Boston Mortgage Securities Corp.,
109	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	99
2,533	Series 2003-1, Class DB1, 6.564%, 02/25/33	2,255
5,996	Series 2003-23, Class 1P, PO, 10/25/33	3,730
5,037	Series 2003-23, Class 2A5, 5.000%, 10/25/18	4,844
7,277	Series 2003-23, Class 3A10, 5.750%, 09/25/33	7,271
1,364	Series 2003-25, Class 2A1, 4.500%, 10/25/18	1,314
3,548	Series 2004-4, Class 3A5, 5.500%, 08/25/34	3,527
505	Series 2004-5, Class 5P, PO, 08/25/19	377
1,883	Series 2005-4, Class 3A24, IF, 18.107%, 06/25/35	1,766
1,389	Series 2005-9, Class AP, PO, 10/25/35	838
9,527	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	860
795	Series 2005-10, Class AP, PO, 11/25/35	424
5,086	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 1A1, VAR, 5.282%, 06/25/20	4,436
	Deutsche Mortgage Securities, Inc.,
446	Series 2004-1, Class 2A, PO, 10/25/18	323
21,000	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	20,331
	First Boston Mortgage Securities Corp. 1987 STRIPS,
98	Series C, Class IO, IO, 10.965%, 04/25/17 (c)	18
54	Series C, Class PO, PO, 04/25/17	49
	First Horizon Alternative Mortgage Securities,
3,099	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	1,964
27,027	Series 2007-FA4, Class 1A2, IF, IO, 5.384%, 08/25/37	2,665
	First Horizon Asset Securities, Inc.,
660	Series 2003-7, Class 2A1, 4.500%, 09/25/18	652
2,906	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,407
3,085	Series 2004-AR2, Class 2A1, VAR, 3.022%, 05/25/34	2,948
5,053	Series 2004-AR7, Class 2A1, VAR, 4.924%, 02/25/35	4,494
798	Series 2004-AR7, Class 2A2, VAR, 4.924%, 02/25/35	617
8,700	Series 2005-AR1, Class 2A2, VAR, 5.000%, 04/25/35	8,179
	GMAC Mortgage Corp. Loan Trust,
2,460	Series 2003-J7, Class A10, 5.500%, 11/25/33	2,487
1,803	Series 2003-J7, Class A2, 4.500%, 11/25/33	1,800
3,696	Series 2003-J7, Class A3, VAR, 0.716%, 11/25/33	3,613
1,441	Series 2003-J8, Class A, 5.250%, 12/25/33	1,284
576	Series 2004-J1, Class A15, 5.250%, 04/25/34	576
5,956	Series 2004-J5, Class A2, VAR, 0.666%, 01/25/35	5,919
3,188	Series 2005-AR3, Class 3A3, VAR, 4.866%, 06/19/35	2,744
5,000	Series 2005-AR3, Class 3A4, VAR, 4.866%, 06/19/35	2,581
	GSMPS Mortgage Loan Trust,
1,648	Series 2004-4, Class 1AF, VAR, 0.666%, 06/25/34 (e)	1,269
3,025	Series 2005-RP2, Class 1AF, VAR, 0.616%, 03/25/35 (e)	2,121
	GSR Mortgage Loan Trust,
1,464	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,339
1,660	Series 2003-6F, Class A2, VAR, 0.666%, 09/25/32	1,508
6,619	Series 2004-9, Class 5A5, VAR, 3.891%, 08/25/34	6,217
4,178	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	3,808
1,733	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	1,725
1,201	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	1,164
890	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	560
275	Series 2004-15F, Class AP, PO, 12/25/34	181
8,393	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	5,393
726	Series 2005-AR6, Class 3A1, VAR, 4.558%, 09/25/35	637
4,000	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	2,588
10,361	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	3,823
1,996	Series 2006-2F, Class 2A15, 5.750%, 02/25/36	1,766

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
13,000		Series 2007-1F, Class 2A4, 5.500%, 01/25/37	8,857
		Impac Secured Assets CMN Owner Trust,
1,174		Series 2003-2, Class A1, 5.500%, 08/25/33	1,046
164		Series 2004-3, Class 1A4, VAR, 1.066%, 11/25/34	82
39,485		Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.511%, 08/25/35	395
		JP Morgan Mortgage Trust,
77,671		Series 2006-A2, Class 4A1, VAR, 4.061%, 08/25/34	73,966
11,044		Series 2006-A3, Class 6A1, VAR, 4.067%, 08/25/34	10,053
		Lehman Mortgage Trust,
4,110		Series 2006-2, Class 1A1, VAR, 6.442%, 04/25/36	3,573
2,500		Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,237
10,000		Series 2008-2, Class 1A6, 6.000%, 03/25/38	6,973
		MASTR Adjustable Rate Mortgages Trust,
2,621		Series 2004-3, Class 4A2, VAR, 3.342%, 04/25/34	2,266
5,301		Series 2004-13, Class 2A1, VAR, 4.210%, 04/21/34	4,979
26,118		Series 2004-13, Class 3A6, VAR, 3.141%, 11/21/34	25,086
894		Series 2004-15, Class 3A1, VAR, 5.365%, 12/25/34	757
		MASTR Alternative Loans Trust,
7,002		Series 2003-9, Class 2A1, 6.000%, 12/25/33	6,737
1,322		Series 2003-9, Class 8A1, 6.000%, 01/25/34	1,153
2,665		Series 2004-3, Class 2A1, 6.250%, 04/25/34	2,450
1,476		Series 2004-6, Class 30PO, PO, 07/25/34	962
821		Series 2004-6, Class 7A1, 6.000%, 07/25/34	700
1,349		Series 2004-7, Class 30PO, PO, 08/25/34	887
4,315		Series 2004-8, Class 6A1, 5.500%, 09/25/19	4,109
1,992		Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,849
6,044		Series 2005-6, Class 3A1, 5.500%, 11/25/20	4,849
		MASTR Asset Securitization Trust,
275		Series 2003-1, Class 2A12, 5.000%, 06/25/30	274
1,060		Series 2003-2, Class 2A1, 4.500%, 03/25/18	1,000
2,000		Series 2003-2, Class 2A10, 4.500%, 03/25/18	1,718
433		Series 2003-4, Class 2A2, 5.000%, 05/25/18	433
941		Series 2003-8, Class 1A1, 5.500%, 09/25/33	933
1,979		Series 2003-9, Class 15PO, PO, 10/25/18	1,465
1,325		Series 2003-9, Class 2A7, 5.500%, 10/25/33	1,306
1,233		Series 2003-11, Class 3A1, 4.500%, 12/25/18	1,219
212		Series 2003-11, Class 6A2, 4.000%, 12/25/33	212
961		Series 2003-12, Class 30PO, PO, 12/25/33	667
2,945		Series 2003-12, Class 6A1, 5.000%, 12/25/33	2,580
637		Series 2004-1, Class 30PO, PO, 02/25/34	401
661		Series 2004-4, Class 3A1, 4.500%, 04/25/19	627
1,075		Series 2004-6, Class 15PO, PO, 05/25/19	837
5,990		Series 2004-8, Class 1A1, 4.750%, 08/25/19	5,944
960		Series 2004-8, Class PO, PO, 08/25/19	695
2,718		Series 2004-9, Class 5A1, 5.250%, 09/25/19	2,610
1,684		Series 2004-10, Class 5A1, VAR, 0.666%, 11/25/34	1,602
2,300		Series 2006-2, Class 1A30, 6.000%, 06/25/36	1,339
2,842		Mastr Reperforming Loan Trust, Series 2006-2, Class 1A1, VAR, 5.853%, 05/25/36 (e)	2,394
25,330		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.616%, 05/25/35 (e)	17,445
9,109		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	5,921
619		Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 0.523%, 05/25/35	565
		Merrill Lynch Mortgage Investors, Inc.,
11,022		Series 2005-A2, Class A1, VAR, 4.482%, 02/25/35	9,531
202		Series 2005-A8, Class A1B1, VAR, 5.250%, 08/25/36	197
185		Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	202
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 15,164.750%, 04/20/21	45
3,064		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.586%, 02/25/35	2,130
		Nomura Asset Acceptance Corp.,
2,191		Series 2003-A1, Class A1, 5.500%, 05/25/33	2,062
1,065		Series 2003-A1, Class A2, 6.000%, 05/25/33	1,014
154		Series 2003-A1, Class A5, 7.000%, 04/25/33	137
155		Series 2003-A1, Class A7, 5.000%, 04/25/18	152
1,843		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,586
		Paine Webber CMO Trust,
12		Series H, Class 4, 8.750%, 04/01/18	12
43		Series P, Class 4, 8.500%, 08/01/19	47
1,283		Prime Mortgage Trust, Series 2004-R1, Class A4, PO, 07/27/33	836
10,370		RBSSP Resecuritization Trust, Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	9,644

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Residential Accredit Loans, Inc.,
3,055	Series 2001-QS19, Class A2, 6.000%, 12/25/16	3,033
1,365	Series 2002-QS16, Class A3, IF, 16.067%, 10/25/17	1,209
5,223	Series 2002-QS8, Class A5, 6.250%, 06/25/17	5,196
2,781	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,901
3,598	Series 2003-QS12, Class A2A, IF, IO, 7.334%, 06/25/18	368
1,095	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	119
8,751	Series 2003-QS14, Class A1, 5.000%, 07/25/18	8,504
2,662	Series 2003-QS18, Class A1, 5.000%, 09/25/18	2,509
16,944	Series 2003-QS19, Class A1, 5.750%, 10/25/33	15,923
2,392	Series 2003-QS3, Class A2, IF, 15.916%, 02/25/18	1,977
2,664	Series 2003-QS3, Class A8, IF, IO, 7.334%, 02/25/18	249
7,077	Series 2003-QS9, Class A3, IF, IO, 7.284%, 05/25/18	713
2,103	Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,883
3,000	Series 2005-QA6, Class A32, VAR, 5.630%, 05/25/35	1,823
1,818	Series 2005-QA7, Class A21, VAR, 4.829%, 07/25/35	1,169
766	Series 2006-QS4, Class A7, IF, 19.858%, 04/25/36	597
812	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	517
	Residential Asset Securitization Trust,
1,919	Series 2003-A13, Class A3, 5.500%, 01/25/34	1,484
335	Series 2003-A14, Class A1, 4.750%, 02/25/19	333
6,506	Series 2003-A8, Class A5, 4.250%, 10/25/18	5,895
1,018	Series 2005-A11, Class PO, PO, 10/25/35	610
26,065	Series 2005-A2, Class A4, IF, IO, 4.784%, 03/25/35	2,260
3,795	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	2,156
	Residential Funding Mortgage Securities I,
1,420	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	1,415
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,527
1,249	Series 2003-S14, Class A4, PO, 07/25/18	1,057
3,603	Series 2003-S16, Class A3, 5.000%, 09/25/18	3,575
5,655	Series 2003-S7, Class A17, 4.000%, 05/25/33	5,062
562	Series 2004-S6, Class 2A6, PO, 06/25/34	387
2,552	Series 2005-SA4, Class 1A1, VAR, 3.867%, 09/25/35	1,772
240	Residential Funding Securities LLC, Series 2003-RM2, Class AP-3, PO, 05/25/33	164
	Salomon Brothers Mortgage Securities VII, Inc.,
19	Series 2000-UP1, Class A2, 8.000%, 09/25/30	17
529	Series 2003-UP2, Class PO1, PO, 12/25/18	425
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.958%, 06/25/34	3,152
	Structured Asset Securities Corp.,
148	Series 2002-10H, Class 1AP, PO, 05/25/32	93
2,420	Series 2003-8, Class 1A2, 5.000%, 04/25/18	2,262
11,045	Series 2003-16, Class A3, VAR, 0.766%, 06/25/33	10,020
1,947	Series 2003-21, Class 1A3, 5.500%, 07/25/33	1,935
10,299	Series 2003-29, Class 1A1, 4.750%, 09/25/18	10,322
1,783	Series 2003-30, Class 1A1, 5.500%, 10/25/33	1,588
6,218	Series 2003-30, Class 3A2, VAR, 0.766%, 10/25/33	5,843
1,544	Series 2003-31A, Class B1, VAR, 3.934%, 10/25/33 (i)	793
8,911	Series 2004-20, Class 1A3, 5.250%, 11/25/34	8,756
5,633	Series 2005-6, Class 4A1, 5.000%, 05/25/35	5,386
8,272	Series 2005-6, Class 5A8, IF, 13.369%, 05/25/35	6,766
2,376	Series 2005-RF3, Class 1A, VAR, 0.616%, 06/25/35 (e)	1,319
4,395	WaMu Mortgage Pass Through Certificates, Series 2003-S13, Class 23A1, VAR, 0.816%, 12/25/18	4,139
	WaMu Mortgage Pass-Through Certificates,
1,863	Series 2003-S10, Class A2, 5.000%, 10/25/18	1,867
1,128	Series 2003-S10, Class A6, PO, 10/25/18	914
11,896	Series 2003-S11, Class 2A5, IF, 16.320%, 11/25/33	13,069
2,405	Series 2003-S4, Class 2A10, VAR, 16.732%, 06/25/33	2,641
8,295	Series 2003-S8, Class A4, 4.500%, 09/25/18	8,102
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	1,651
2,110	Series 2003-S8, Class A6, 4.500%, 09/25/18	2,064
1,062	Series 2003-S9, Class P, PO, 10/25/33	726
16,168	Series 2004-AR14, Class A1, VAR, 4.211%, 01/25/35	15,210

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
7,941	Series 2004-AR3, Class A1, VAR, 3.141%, 06/25/34	7,460
3,177	Series 2004-AR3, Class A2, VAR, 3.141%, 06/25/34	2,961
4,454	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	4,375
1,305	Series 2004-RS2, Class A4, 5.000%, 11/25/33	898
827	Series 2004-S3, Class 2A3, IF, 18.107%, 07/25/34	857
776	Series 2006-AR10, Class 2P, VAR, 09/25/36	326
2,000	Series 2006-AR8, Class 1A2, VAR, 5.836%, 08/25/46	1,416
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
8,030	Series 2005-1, Class 1A1, 5.500%, 03/25/35	6,374
542	Series 2005-1, Class CP, PO, 03/25/35	332
30,555	Series 2005-2, Class 1A4, IF, IO, 4.784%, 04/25/35	3,251
8,599	Series 2005-2, Class 2A3, IF, IO, 4.734%, 04/25/35	908
8,000	Series 2005-4, Class CB7, 5.500%, 06/25/35	5,651
9,900	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	920
2,640	Series 2005-6, Class 2A4, 5.500%, 08/25/35	2,109
1,228	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1, Class 3A2, 5.750%, 02/25/36	1,002
	Washington Mutual MSC Mortgage Pass-Through Certificates,
263	Series 2002-MS12, Class A, 6.500%, 05/25/32	229
2,225	Series 2003-MS5, Class 1A4, VAR, 0.766%, 03/25/18	2,140
232	Series 2003-MS7, Class P, PO, 03/25/33	153
	Wells Fargo Alternative Loan Trust,
617	Series 2003-1, Class APO, PO, 09/25/33	402
1,434	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	657
	Wells Fargo Mortgage Backed Securities Trust,
1,271	Series 2003-8, Class A9, VAR, 4.500%, 08/25/18	1,256
3,360	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,140
1,546	Series 2003-11, Class 1APO, PO, 10/25/18	1,106
3,929	Series 2003-13, Class A7, 4.500%, 11/25/18	3,883
25,270	Series 2003-15, Class 1A1, 4.750%, 12/25/18	25,326
565	Series 2003-15, Class APO, PO, 12/25/18	413
1,625	Series 2003-16, Class 2A1, 4.500%, 12/25/18	1,606
2,931	Series 2003-J, Class 2A5, 4.437%, 10/25/33	2,871
1,215	Series 2003-K, Class 1A2, VAR, 4.475%, 11/25/33	1,160
2,236	Series 2004-7, Class 2A1, 4.500%, 07/25/19	2,187
2,624	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,603
3,024	Series 2004-8, Class APO, PO, 08/25/19	2,193
6,120	Series 2004-BB, Class A4, VAR, 4.531%, 01/25/35	5,712
12,287	Series 2004-EE, Class 2A1, VAR, 3.483%, 12/25/34	11,601
8,358	Series 2004-EE, Class 2A2, VAR, 3.483%, 12/25/34	8,054
14,217	Series 2004-EE, Class 3A1, VAR, 4.402%, 12/25/34	13,565
2,297	Series 2004-EE, Class 3A2, VAR, 4.402%, 12/25/34	2,164
7,134	Series 2004-P, Class 2A1, VAR, 3.092%, 09/25/34	6,624
10,473	Series 2004-V, Class 1A2, VAR, 3.538%, 10/25/34	9,913
1,539	Series 2005-14, Class 2APO, PO, 12/25/35	749
947	Series 2006-5, Class 1A1, 5.250%, 04/25/36	934
1,550	Series 2007-7, Class A7, 6.000%, 06/25/37	966
11,000	Series 2007-9, Class 1A8, 5.500%, 07/25/37	8,114
10,542	Series 2007-11, Class A14, 6.000%, 08/25/37	8,205
		1,182,590
	Total Collateralized Mortgage Obligations (Cost $4,297,362)	4,426,726
Commercial Mortgage-Backed Securities — 1.3%
	Banc of America Commercial Mortgage, Inc.,
9,700	Series 2005-6, Class ASB, VAR, 5.351%, 09/10/47	9,934
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	2,572
9,500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.699%, 06/24/50 (e)	8,159
	Bear Stearns Commercial Mortgage Securities,
4,150	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	4,173
6,060	Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	5,690
1,965	Series 2006-PW14, Class A1, 5.044%, 12/11/38	1,999
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	2,476
3,095	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.916%, 03/15/49	3,163
6,300	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	5,968

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
	GMAC Commercial Mortgage Securities, Inc.,
717	Series 2003-C1, Class A1, 3.337%, 05/10/36	722
14,000	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	12,774
7,300	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	6,412
1,600	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,329
	LB-UBS Commercial Mortgage Trust,
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	4,498
3,950	Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	3,758
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,392
6,950	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	7,052
4,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.599%, 02/12/39	4,599
	Morgan Stanley Capital I,
2,046	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	2,084
1,192	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,220
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.980%, 01/15/39	26
27,950	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.070%, 08/15/39	28,925
10,480	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	10,468
	Total Commercial Mortgage-Backed Securities (Cost $125,596)	130,393
Corporate Bonds — 13.3%
	Consumer Discretionary — 0.7%
	Automobiles — 0.1%
7,217	Daimler Finance North America LLC, 7.200%, 09/01/09	7,217
	Broadcasting & Cable TV — 0.0% (g)
	News America Holdings, Inc.,
1,100	8.000%, 10/17/16	1,270
1,050	8.875%, 04/26/23	1,201
1,500	News America, Inc., 6.900%, 08/15/39 (e)	1,579
		4,050
	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,148
	Media — 0.5%
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	7,416
1,250	9.455%, 11/15/22	1,571
2,200	Comcast Cable Communications LLC, 7.125%, 06/15/13	2,493
7,039	Comcast Cable Holdings LLC, 9.800%, 02/01/12	7,970
	Comcast Corp.,
2,574	5.500%, 03/15/11	2,701
1,300	5.900%, 03/15/16	1,387
1,000	6.500%, 01/15/17	1,096
1,740	Cox Communications, Inc., 7.750%, 11/01/10	1,850
2,415	Historic TW, Inc., 9.150%, 02/01/23	2,957
900	News America, Inc., 7.250%, 05/18/18	1,015
1,337	TCI Communications, Inc., 7.125%, 02/15/28	1,419
1,125	Thomson Reuters Corp., (Canada), 5.950%, 07/15/13	1,212
	Time Warner Cable, Inc.,
1,700	5.850%, 05/01/17	1,785
1,250	6.750%, 07/01/18	1,381
2,000	6.750%, 06/15/39	2,139
650	8.250%, 02/14/14	760
2,150	8.250%, 04/01/19	2,582
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,353
2,165	10.150%, 05/01/12	2,523
255	Time Warner, Inc., 7.700%, 05/01/32	283
3,190	Viacom, Inc., 6.250%, 04/30/16	3,422
		50,315
	Multiline Retail — 0.0% (g)
1,000	Kohl’s Corp., 6.250%, 12/15/17	1,066
	Target Corp.,
2,100	6.000%, 01/15/18	2,303
1,900	7.000%, 01/15/38	2,192
		5,561
	Specialty Retail — 0.1%
4,600	Home Depot, Inc., 5.400%, 03/01/16	4,759
1,775	Staples, Inc., 9.750%, 01/15/14	2,084
		6,843
	Total Consumer Discretionary	76,134
	Consumer Staples — 0.7%
	Beverages — 0.2%
	Anheuser-Busch Cos., Inc.,
1,000	5.500%, 01/15/18	1,017
1,100	5.750%, 04/01/36	1,056

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Beverages — Continued
	Anheuser-Busch InBev Worldwide, Inc.,
800	7.200%, 01/15/14 (e)	898
2,350	7.750%, 01/15/19 (e)	2,752
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,602
1,550	4.875%, 03/15/19	1,625
1,650	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,877
2,780	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	3,211
2,150	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	2,305
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,072
1,075	PepsiCo, Inc., 7.900%, 11/01/18	1,356
850	SABMiller plc, (United Kingdom), 6.500%, 07/01/16 (e)	914
		22,685
	Food & Staples Retailing — 0.1%
	Kroger Co. (The),
2,225	7.500%, 01/15/14	2,559
2,876	8.050%, 02/01/10	2,954
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,944
1,200	5.250%, 09/01/35	1,192
1,050	6.200%, 04/15/38	1,172
700	7.550%, 02/15/30	907
		10,728
	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
1,025	5.875%, 05/15/13 (c)	1,072
1,110	8.500%, 06/15/19	1,252
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	580
	Cargill, Inc.,
1,650	5.200%, 01/22/13 (e)	1,728
900	6.375%, 06/01/12 (e)	975
2,850	7.350%, 03/06/19 (e)	3,247
1,810	General Mills, Inc., 6.000%, 02/15/12	1,965
	Kellogg Co.,
1,500	4.250%, 03/06/13	1,569
2,600	5.125%, 12/03/12	2,828
	Kraft Foods, Inc.,
4,250	6.125%, 02/01/18	4,651
3,605	6.500%, 08/11/17	4,032
1,000	6.750%, 02/19/14	1,135
1,600	6.875%, 02/01/38	1,836
2,700	6.875%, 01/26/39	3,094
		29,964
	Household Products — 0.1%
500	Kimberly-Clark Corp., 7.500%, 11/01/18	621
2,451	Procter & Gamble - ESOP, 9.360%, 01/01/21	3,065
1,000	Procter & Gamble Co., 5.500%, 02/01/34	1,058
		4,744
	Total Consumer Staples	68,121
	Energy — 0.8%
	Energy Equipment & Services — 0.1%
5,050	Halliburton Co., 7.450%, 09/15/39	6,229
	Oil, Gas & Consumable Fuels — 0.7%
455	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31	514
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	431
5,500	7.625%, 03/15/14	6,217
1,100	8.700%, 03/15/19	1,296
	BP Capital Markets plc, (United Kingdom),
9,100	5.250%, 11/07/13	9,964
1,380	3.125%, 03/10/12	1,424
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	424
2,000	6.750%, 02/01/39	2,229
6,500	Chevron Corp., 4.950%, 03/03/19	6,905
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,231
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,586
2,000	5.750%, 02/01/19	2,190
1,450	6.000%, 01/15/20	1,616
1,450	6.500%, 02/01/39	1,676
4,394	8.750%, 05/25/10	4,666
900	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	982
550	EnCana Corp., (Canada), 6.500%, 05/15/19	608
1,800	EOG Resources, Inc., 6.875%, 10/01/18	2,108
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,211
1,230	Kerr-McGee Corp., 6.950%, 07/01/24	1,270
1,980	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Marathon Oil Corp.,
3,100	5.900%, 03/15/18	3,216
2,800	6.000%, 10/01/17	2,900
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,181
2,000	Petro-Canada, (Canada), 6.800%, 05/15/38	2,117
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	1,818
6,000	Shell International Finance BV, (Netherlands), 6.375%, 12/15/38	7,090
900	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	962
475	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	553
300	Tosco Corp., 7.800%, 01/01/27	359
	XTO Energy, Inc.,
3,000	4.625%, 06/15/13	3,102
2,800	5.750%, 12/15/13	3,021
		77,092
	Total Energy	83,321
	Financials — 6.9%
	Capital Markets — 1.4%
1,000	Bank of New York Mellon Corp. (The), 5.125%, 08/27/13	1,076
	Bear Stearns Cos., LLC (The),
1,000	5.700%, 11/15/14 (y)	1,073
2,650	6.400%, 10/02/17 (y)	2,876
1,400	7.250%, 02/01/18 (y)	1,596
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,252
1,803	5.125%, 01/15/14	1,894
2,995	5.500%, 08/15/13 (c)	3,207
15,099	6.125%, 11/15/11	16,224
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	1,847
	Goldman Sachs Group, Inc. (The),
600	3.625%, 08/01/12	612
2,694	4.750%, 07/15/13	2,785
3,185	5.150%, 01/15/14	3,319
3,210	5.250%, 10/15/13	3,388
10	5.700%, 09/01/12	11
10,900	5.950%, 01/18/18	11,347
650	6.150%, 04/01/18	686
1,470	6.250%, 09/01/17	1,558
5,056	6.600%, 01/15/12	5,474
1,600	6.750%, 10/01/37	1,602
10,716	6.875%, 01/15/11	11,434
286	7.350%, 10/01/09	288
2,630	7.500%, 02/15/19	3,028
	Jefferies Group, Inc.,
2,750	7.750%, 03/15/12	2,948
1,125	8.500%, 07/15/19	1,163
	Lehman Brothers Holdings, Inc.,
151	3.950%, 11/10/09 (d)	27
3,480	4.800%, 03/13/14 (d)	609
800	5.750%, 05/17/13 (d)	140
3,000	6.000%, 07/19/12 (d)	525
3,962	6.625%, 01/18/12 (d)	693
450	6.750%, 12/28/17 (d)	—	(h)
219	7.875%, 11/01/09 (d)	38
	Merrill Lynch & Co., Inc.,
500	4.790%, 08/04/10	513
700	5.000%, 01/15/15	696
3,723	5.450%, 07/15/14	3,740
1,000	5.700%, 05/02/17	936
550	6.050%, 08/15/12	573
6,379	6.150%, 04/25/13	6,642
3,202	6.400%, 08/28/17	3,156
4,098	6.875%, 04/25/18	4,184
	Morgan Stanley,
1,485	4.250%, 05/15/10	1,511
2,711	4.750%, 04/01/14	2,691
1,000	5.300%, 03/01/13	1,045
1,300	5.750%, 08/31/12	1,385
3,294	6.000%, 04/28/15	3,480
1,070	6.250%, 08/28/17	1,103
8,078	6.600%, 04/01/12	8,777
2,225	6.625%, 04/01/18	2,378
12,306	6.750%, 04/15/11	13,087
504	8.000%, 06/15/10	527
887	Northern Trust Corp., 5.500%, 08/15/13	968
4,297	State Street Corp., 7.650%, 06/15/10	4,456
	UBS AG, (Switzerland),
2,400	5.750%, 04/25/18	2,358
1,025	5.875%, 12/20/17	1,015
		147,941
	Commercial Banks — 1.2%
	Barclays Bank plc, (United Kingdom),
5,500	5.200%, 07/10/14	5,774
2,000	5.450%, 09/12/12	2,140
3,700	6.050%, 12/04/17 (e)	3,652

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — 1.2%
	BB&T Corp.,
3,750	3.850%, 07/27/12	3,841
2,750	4.900%, 06/30/17	2,590
5,000	6.850%, 04/30/19	5,440
598	Branch Banking & Trust Co., 4.875%, 01/15/13	611
1,500	Cadets Trust, 4.800%, 07/15/13 (e)	1,383
	Credit Suisse, (Switzerland),
2,700	3.450%, 07/02/12	2,755
2,000	5.500%, 05/01/14	2,149
3,520	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	3,539
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,217
1,750	Huntington National Bank (The), 8.000%, 04/01/10	1,756
3,150	KeyBank N.A., 5.500%, 09/17/12	3,153
1,650	Keycorp, 6.500%, 05/14/13 (c)	1,680
4,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	4,593
2,750	Marshall & Ilsley Corp., 5.350%, 04/01/11	2,678
1,800	National City Bank, VAR, 0.614%, 01/21/10	1,796
2,400	PNC Funding Corp., 5.250%, 11/15/15	2,446
1,200	Regions Financial Corp., 7.375%, 12/10/37	912
1,250	State Street Corp., 4.300%, 05/30/14	1,311
	SunTrust Banks, Inc.,
4,015	5.250%, 11/05/12 (c)	4,090
1,000	6.000%, 09/11/17	965
2,021	6.375%, 04/01/11	2,091
505	7.250%, 03/15/18	508
1,400	U.S. Bancorp, 7.500%, 06/01/26	1,442
	U.S. Bank N.A.,
690	6.375%, 08/01/11	747
7,068	7.125%, 12/01/09	7,181
	Wachovia Bank N.A.,
2,700	6.600%, 01/15/38	2,807
1,862	7.800%, 08/18/10	1,964
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,175
3,900	5.500%, 05/01/13	4,144
1,750	5.750%, 06/15/17	1,846
9,350	5.750%, 02/01/18	9,819
	Wells Fargo & Co.,
2,340	4.200%, 01/15/10	2,363
5,835	5.625%, 12/11/17	6,114
	Wells Fargo Bank N.A.,
970	4.750%, 02/09/15	965
4,000	5.750%, 05/16/16	4,098
319	6.450%, 02/01/11	334
5,328	7.550%, 06/21/10	5,601
4,800	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	4,830
		119,500
	Consumer Finance — 0.5%
	American Express Credit Corp.,
4,100	5.875%, 05/02/13	4,282
5,650	7.300%, 08/20/13	6,193
1,479	American General Finance Corp., 5.375%, 10/01/12	1,039
517	Capital One Bank USA N.A., 5.750%, 09/15/10	530
	Capital One Financial Corp.,
1,175	5.700%, 09/15/11	1,212
3,105	6.250%, 11/15/13	3,096
900	6.750%, 09/15/17	903
2,970	7.375%, 05/23/14	3,240
	HSBC Finance Corp.,
311	4.750%, 07/15/13	314
2,000	5.000%, 06/30/15	2,006
1,600	5.250%, 01/15/14	1,631
200	5.500%, 01/19/16	202
2,251	6.375%, 10/15/11	2,345
1,078	6.375%, 11/27/12	1,158
4,500	7.000%, 05/15/12	4,848
308	7.350%, 11/27/32	305
2,752	8.000%, 07/15/10	2,887
1,700	VAR, 0.759%, 01/15/14	1,528
5,300	International Lease Finance Corp., 6.375%, 03/25/13	4,159
	John Deere Capital Corp.,
450	4.500%, 04/03/13	475
4,750	5.250%, 10/01/12	5,131
	SLM Corp.,
3,800	4.000%, 01/15/10	3,733
2,437	5.375%, 01/15/13	1,870
1,750	Washington Mutual Finance Corp., 6.875%, 05/15/11	1,808
		54,895
	Diversified Financial Services — 2.6%
	Associates Corp. of North America,
5,700	6.950%, 11/01/18	5,444
1,400	7.950%, 02/15/10	1,408

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
18,700	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	19,241
	Bank of America Corp.,
5,500	4.900%, 05/01/13	5,552
1,000	5.625%, 10/14/16	979
7,420	5.750%, 12/01/17	7,218
5,000	6.500%, 08/01/16	5,153
3,000	7.375%, 05/15/14	3,289
3,079	7.400%, 01/15/11	3,249
1,100	7.625%, 06/01/19	1,211
11,953	7.800%, 02/15/10	12,257
	BHP Billiton Finance USA Ltd., (Australia),
1,600	5.400%, 03/29/17	1,701
1,150	5.500%, 04/01/14	1,252
	Caterpillar Financial Services Corp.,
1,850	4.850%, 12/07/12	1,941
1,900	4.900%, 08/15/13	1,972
1,000	5.450%, 04/15/18	1,021
900	5.500%, 03/15/16	924
4,800	6.200%, 09/30/13	5,235
3,500	7.050%, 10/01/18	3,968
600	7.150%, 02/15/19	685
	CIT Group, Inc.,
2,750	5.000%, 02/13/14 (c)	1,557
3,000	7.625%, 11/30/12	1,700
	Citigroup, Inc.,
1,500	4.700%, 05/29/15	1,363
2,400	5.500%, 04/11/13	2,389
1,000	5.500%, 02/15/17	884
5,286	5.625%, 08/27/12	5,241
9,900	6.000%, 08/15/17	9,305
2,250	6.125%, 11/21/17	2,123
3,675	6.375%, 08/12/14	3,716
2,850	8.125%, 07/15/39	2,929
1,725	8.500%, 05/22/19	1,886
	CME Group, Inc.,
7,200	5.400%, 08/01/13	7,754
700	5.750%, 02/15/14	765
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,327
400	Diageo Investment Corp., 9.000%, 08/15/11	454
	General Electric Capital Corp.,
2,000	4.375%, 11/21/11	2,068
2,272	4.625%, 09/15/09	2,275
16,000	5.250%, 10/19/12	16,748
1,500	5.400%, 02/15/17	1,479
4,400	5.625%, 09/15/17	4,409
18,000	5.625%, 05/01/18	17,924
17,920	5.875%, 02/15/12	19,055
1,900	5.875%, 01/14/38	1,687
4,700	5.900%, 05/13/14	5,023
24,792	6.000%, 06/15/12	26,555
6,683	6.125%, 02/22/11	7,063
4,416	6.750%, 03/15/32	4,381
900	6.875%, 01/10/39	893
2,625	VAR, 0.645%, 04/10/12	2,499
	MassMutual Global Funding II,
4,059	3.500%, 03/15/10 (e)	4,067
2,000	3.625%, 07/16/12 (e)	2,013
	National Rural Utilities Cooperative Finance Corp.,
3,550	4.750%, 03/01/14	3,712
605	10.375%, 11/01/18	784
5,910	New York Life Global Funding, 4.650%, 05/09/13 (e)	6,121
1,600	Principal Life Global Funding I, 5.050%, 03/15/15 (e)	1,554
	Textron Financial Corp.,
2,445	5.125%, 02/03/11	2,374
2,400	5.400%, 04/28/13	2,116
		261,893
	Diversified Financials — 0.0% (g)
1,287	International Lease Finance Corp., 5.875%, 05/01/13	1,013
	Insurance — 1.0%
2,500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	2,642
	American International Group, Inc.,
3,284	4.250%, 05/15/13	2,450
2,800	5.450%, 05/18/17	1,875
1,425	5.600%, 10/18/16	958
5,641	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	5,009
	Berkshire Hathaway Finance Corp.,
3,500	4.000%, 04/15/12 (e)	3,647
3,800	4.600%, 05/15/13	4,005
750	5.000%, 08/15/13	810
6,200	5.400%, 05/15/18	6,622
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,226

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
4,800	Genworth Global Funding Trusts, 5.200%, 10/08/10	4,740
	Jackson National Life Global Funding,
2,000	5.375%, 05/08/13 (e)	2,018
4,115	6.125%, 05/30/12 (e)	4,225
2,469	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	2,540
2,980	Liberty Mutual Group, Inc., 5.750%, 03/15/14 (e)	2,678
3,200	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	3,007
815	MetLife, Inc., 6.817%, 08/15/18	900
	Metropolitan Life Global Funding I,
3,000	5.125%, 04/10/13 (e)	3,087
2,497	5.200%, 09/18/13 (e)	2,530
1,450	5.750%, 07/25/11 (e)	1,492
	Nationwide Financial Services,
1,130	5.900%, 07/01/12	1,154
1,661	6.250%, 11/15/11	1,719
5,914	New York Life Global Funding, 5.375%, 09/15/13 (e)	6,155
2,500	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	2,523
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,576
11,236	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	11,765
	Principal Life Income Funding Trusts,
1,750	5.150%, 06/17/11	1,812
2,950	5.300%, 12/14/12	3,094
1,425	5.300%, 04/24/13	1,453
	Protective Life Secured Trusts,
2,052	4.000%, 10/07/09	2,056
4,955	4.000%, 04/01/11	4,914
1,070	Travelers Cos, Inc. (The), 5.800%, 05/15/18	1,161
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	913
		101,756
	Real Estate Investment Trusts (REITs) — 0.1%
2,050	HRPT Properties Trust, 6.650%, 01/15/18	1,791
	Simon Property Group LP,
1,775	5.625%, 08/15/14	1,821
2,120	6.100%, 05/01/16	2,114
1,645	6.750%, 05/15/14 (c)	1,763
4,092	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	4,030
		11,519
	Thrifts & Mortgage Finance — 0.1%
	Countrywide Home Loans, Inc.,
6,270	4.000%, 03/22/11	6,331
230	4.125%, 09/15/09	230
		6,561
	Total Financials	705,078
	Health Care — 0.3%
	Biotechnology — 0.0% (g)
1,975	Amgen, Inc., 5.700%, 02/01/19	2,173
	Health Care Equipment & Supplies — 0.1%
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,196
500	4.625%, 03/15/15	533
700	Becton Dickinson and Co., 5.000%, 05/15/19	730
		2,459
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
492	5.875%, 06/15/17	510
340	7.000%, 02/15/19	376
		886
	Pharmaceuticals — 0.2%
350	Abbott Laboratories, 6.150%, 11/30/37	400
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,521
1,095	Eli Lilly & Co., 3.550%, 03/06/12	1,146
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,057
3,100	4.850%, 05/15/13	3,319
2,100	6.375%, 05/15/38	2,455
7,300	Pfizer, Inc., 4.450%, 03/15/12	7,733
1,040	Schering-Plough Corp., 6.000%, 09/15/17	1,155
790	Wyeth, 6.450%, 02/01/24	892
		21,678
	Total Health Care	27,196
	Industrials — 0.5%
	Aerospace & Defense — 0.1%
	Boeing Co. (The),
250	3.500%, 02/15/15	253
500	4.875%, 02/15/20	506
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,606
1,660	Lockheed Martin Corp., 7.750%, 05/01/26	2,051
	Northrop Grumman Systems Corp.,
2,700	7.125%, 02/15/11	2,887

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Aerospace & Defense — Continued
1,100	7.750%, 03/01/16	1,288
1,096	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	1,096
5	United Technologies Corp., 6.100%, 05/15/12	5
		9,692
	Air Freight & Logistics — 0.0% (g)
1,700	United Parcel Service, Inc., 5.500%, 01/15/18	1,861
	Airlines — 0.1%
957	American Airlines Pass Through Trust 1999, 7.024%, 10/15/09	953
	Continental Airlines, Inc.,
2,198	7.056%, 09/15/09	2,187
582	7.256%, 03/15/20	529
1,000	7.487%, 10/02/10	970
	UAL Pass-Through Trust,
64	6.071%, 03/01/13	64
30	6.201%, 03/29/49	29
		4,732
	Building Products — 0.0% (g)
800	Masco Corp., 5.850%, 03/15/17	708
	Commercial Services & Supplies — 0.0% (g)
2,850	Allied Waste North America, Inc., 6.875%, 06/01/17	2,971
1,365	Waste Management, Inc., 7.375%, 03/11/19	1,561
		4,532
	Industrial Conglomerates — 0.0% (g)
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,456
	Machinery — 0.1%
2,650	Eaton Corp., 5.600%, 05/15/18	2,761
775	Ingersoll-Rand Co., (Bermuda), 6.391%, 11/15/27	781
350	PACCAR, Inc., 6.375%, 02/15/12	378
775	Parker Hannifin Corp., 5.500%, 05/15/18	813
		4,733
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
700	6.750%, 07/15/11	757
1,300	7.000%, 02/01/14	1,482
2,223	7.125%, 12/15/10	2,358
1,300	7.290%, 06/01/36	1,555
	CSX Corp.,
850	6.300%, 03/15/12	910
700	7.375%, 02/01/19	812
400	Erac USA Finance Co., 6.375%, 10/15/17 (e)	392
2,853	Federal Express Corp. 1998 Pass Through Trust, 6.720%, 01/15/22	3,082
	Norfolk Southern Corp.,
299	5.590%, 05/17/25	293
871	5.640%, 05/17/29	861
2,500	6.750%, 02/15/11	2,653
326	7.250%, 02/15/31	394
135	7.700%, 05/15/17	158
34	7.800%, 05/15/27	42
	Union Pacific Corp.,
175	4.875%, 01/15/15	184
1,800	5.650%, 05/01/17	1,903
1,700	5.700%, 08/15/18	1,816
1,000	7.875%, 01/15/19	1,216
		20,868
	Total Industrials	48,582
	Information Technology — 0.4%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,652
3,100	5.900%, 02/15/39	3,313
		4,965
	Computers & Peripherals — 0.2%
	Hewlett-Packard Co.,
650	2.950%, 08/15/12	665
1,000	4.500%, 03/01/13	1,066
1,900	4.750%, 06/02/14	2,034
2,525	5.400%, 03/01/17	2,736
4,400	6.125%, 03/01/14	4,947
	International Business Machines Corp.,
3,950	5.700%, 09/14/17	4,322
660	6.220%, 08/01/27	722
4,500	7.625%, 10/15/18	5,523
		22,015
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,120	Arrow Electronics, Inc., 6.875%, 07/01/13	1,204
	IT Services — 0.0% (g)
2,950	Electronic Data Systems Corp., 6.000%, 08/01/13	3,278

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Office Electronics — 0.0% (g)
310	Xerox Corp., 8.250%, 05/15/14	349
	Software — 0.1%
	Oracle Corp.,
5,300	5.000%, 07/08/19	5,539
2,320	5.250%, 01/15/16	2,496
3,400	5.750%, 04/15/18	3,731
850	6.500%, 04/15/38	984
		12,750
	Total Information Technology	44,561
	Materials — 0.3%
	Chemicals — 0.2%
850	Air Products & Chemicals, Inc., 4.150%, 02/01/13	887
1,680	Dow Capital BV, (Netherlands), 8.500%, 06/08/10	1,706
	Dow Chemical Co. (The),
1,670	4.850%, 08/15/12	1,711
650	6.000%, 10/01/12	678
1,776	6.125%, 02/01/11	1,858
1,345	7.375%, 11/01/29	1,341
	EI Du Pont de Nemours & Co.,
125	4.125%, 03/06/13	131
500	4.875%, 04/30/14	536
3,800	6.000%, 07/15/18	4,213
3,750	Monsanto Co., 7.375%, 08/15/12	4,287
1,450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	1,523
2,150	PPG Industries, Inc., 5.750%, 03/15/13	2,284
	Praxair, Inc.,
850	4.375%, 03/31/14	899
1,900	4.625%, 03/30/15	2,053
1,295	5.250%, 11/15/14	1,430
		25,537
	Metals & Mining — 0.1%
	Alcoa, Inc.,
2,190	5.550%, 02/01/17	2,074
2,800	6.000%, 07/15/13	2,877
3,400	Rio Tinto Finance USA Ltd., (Australia), 5.875%, 07/15/13	3,613
		8,564
	Paper & Forest Products — 0.0% (g)
860	Weyerhaeuser Co., 6.750%, 03/15/12	888
	Total Materials	34,989
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.2%
5,500	AT&T Corp., 8.000%, 11/15/31	6,828
	AT&T, Inc.,
8,300	4.950%, 01/15/13	8,872
1,120	5.100%, 09/15/14	1,211
1,025	5.500%, 02/01/18	1,076
1,300	5.600%, 05/15/18	1,373
2,295	5.625%, 06/15/16	2,479
5,000	6.300%, 01/15/38	5,249
1,288	Bellsouth Capital Funding Corp., 7.750%, 02/15/10	1,328
1,330	BellSouth Corp., 5.200%, 09/15/14	1,444
2,099	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15 (c)	2,198
	British Telecommunications plc, (United Kingdom),
5,000	5.150%, 01/15/13	5,181
8,236	9.125%, 12/15/10	8,873
300	9.625%, 12/15/30	377
	Deutsche Telekom International Finance BV, (Netherlands),
3,000	4.875%, 07/08/14	3,163
785	5.250%, 07/22/13	836
525	6.000%, 07/08/19	568
200	8.750%, 06/15/30	266
	France Telecom S.A., (France),
7,133	7.750%, 03/01/11	7,753
1,000	8.500%, 03/01/31	1,354
1,000	GTE Corp., 8.750%, 11/01/21	1,230
5,397	Nynex Capital Funding Co., SUB, 8.230%, 10/15/09	5,436
47	Nynex Corp., 9.550%, 05/01/10	49
	Telecom Italia Capital S.A., (Luxembourg),
2,900	4.950%, 09/30/14	2,993
2,300	5.250%, 11/15/13	2,406
1,350	6.175%, 06/18/14	1,462
2,125	6.999%, 06/04/18	2,336
	Telefonica Emisiones S.A.U., (Spain),
4,000	5.855%, 02/04/13	4,336
1,500	5.877%, 07/15/19	1,632
1,000	Telefonica Europe BV, (Netherlands), 7.750%, 09/15/10	1,060
2,629	TELUS Corp., (Canada), 8.000%, 06/01/11	2,861
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,284
250	5.550%, 02/15/16	266

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
3,000	7.350%, 04/01/39	3,603
1,500	8.750%, 11/01/18	1,894
6,498	Verizon Florida LLC, 6.125%, 01/15/13	6,924
	Verizon Global Funding Corp.,
8,808	7.250%, 12/01/10	9,381
1,540	7.375%, 09/01/12	1,747
	Verizon Maryland, Inc.,
823	6.125%, 03/01/12	878
3,100	7.150%, 05/01/23	3,171
900	Verizon New England, Inc., 4.750%, 10/01/13	926
880	Verizon New York, Inc., 7.375%, 04/01/32	952
1,232	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	1,383
2,788	Verizon Virginia, Inc., 4.625%, 03/15/13	2,874
		122,513
	Wireless Telecommunication Services — 0.1%
	New Cingular Wireless Services, Inc.,
6,983	7.875%, 03/01/11	7,575
1,215	8.750%, 03/01/31	1,615
1,500	Verizon Wireless Capital LLC, 5.550%, 02/01/14 (e)	1,622
5,125	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	5,306
		16,118
	Total Telecommunication Services	138,631
	Utilities — 1.4%
	Electric Utilities — 1.1%
	Alabama Power Co.,
711	4.700%, 12/01/10 (c)	738
700	6.125%, 05/15/38	786
1,110	Arizona Public Service Co., 4.650%, 05/15/15	1,097
	Carolina Power & Light Co.,
2,177	5.125%, 09/15/13	2,348
2,000	5.300%, 01/15/19	2,137
	CenterPoint Energy Houston Electric LLC,
3,100	5.750%, 01/15/14	3,317
725	7.000%, 03/01/14	806
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,096
1,550	Columbus Southern Power Co., 6.050%, 05/01/18	1,674
925	Connecticut Light & Power Co., 5.650%, 05/01/18	1,000
	Duke Energy Carolinas LLC,
1,400	5.100%, 04/15/18	1,469
1,795	5.625%, 11/30/12	1,967
1,816	6.250%, 01/15/12 (c)	1,975
1,875	Duke Energy Corp., 3.950%, 09/15/14	1,895
3,100	Duke Energy Indiana, Inc., 6.350%, 08/15/38	3,613
4,409	Exelon Generation Co. LLC, 6.950%, 06/15/11	4,730
1,470	FirstEnergy Corp., 7.375%, 11/15/31	1,623
	Florida Power & Light Co.,
500	5.950%, 10/01/33	556
1,000	5.950%, 02/01/38	1,121
	Florida Power Corp.,
500	4.800%, 03/01/13	528
1,125	5.650%, 06/15/18	1,235
700	6.400%, 06/15/38	821
	FPL Group Capital, Inc.,
900	5.350%, 06/15/13	961
1,200	6.000%, 03/01/19	1,323
1,600	7.875%, 12/15/15	1,937
	Georgia Power Co.,
400	5.950%, 02/01/39	433
1,100	6.000%, 11/01/13	1,226
340	Indiana Michigan Power Co., 7.000%, 03/15/19	387
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	351
330	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	332
700	Midamerican Energy Co., 5.300%, 03/15/18	737
950	Nevada Power Co., 6.500%, 08/01/18	1,037
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,642
	Nisource Finance Corp.,
2,560	6.150%, 03/01/13	2,662
1,350	10.750%, 03/15/16	1,581
2,400	Ohio Power Co., 5.750%, 09/01/13	2,573
820	Oncor Electric Delivery Co., 5.950%, 09/01/13	887
	Pacific Gas & Electric Co.,
1,980	5.625%, 11/30/17	2,146
750	8.250%, 10/15/18	945
	Pacificorp,
250	5.500%, 01/15/19	271
1,000	5.650%, 07/15/18	1,091
125	6.900%, 11/15/11	138
900	Peco Energy Co., 5.350%, 03/01/18	950
675	Pepco Holdings, Inc., 6.450%, 08/15/12	718
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,491
730	Progress Energy, Inc., 6.050%, 03/15/14	800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
	PSEG Power LLC,
2,190	5.500%, 12/01/15	2,291
2,191	7.750%, 04/15/11	2,362
1,255	8.625%, 04/15/31	1,672
275	Public Service Co. of Colorado, 5.800%, 08/01/18	303
3,350	Public Service Co. of Oklahoma, 6.625%, 11/15/37	3,500
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	881
5,300	6.330%, 11/01/13	5,878
	Southern California Edison Co.,
1,200	4.150%, 09/15/14	1,247
1,400	5.500%, 08/15/18	1,524
1,650	5.750%, 03/15/14	1,820
645	5.950%, 02/01/38	720
2,450	6.050%, 03/15/39	2,789
580	Southern Co. (The), 4.150%, 05/15/14	596
	Spectra Energy Capital LLC,
2,900	5.500%, 03/01/14 (c)	2,995
350	5.668%, 08/15/14	365
3,645	6.250%, 02/15/13	3,894
980	8.000%, 10/01/19	1,131
	Virginia Electric and Power Co.,
2,550	5.100%, 11/30/12	2,745
4,600	5.400%, 04/30/18	4,877
800	5.950%, 09/15/17	878
		108,619
	Gas Utilities — 0.1%
	Atmos Energy Corp.,
320	5.125%, 01/15/13	331
690	8.500%, 03/15/19	848
530	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	544
1,646	KeySpan Gas East Corp., 7.875%, 02/01/10	1,687
1,950	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	2,085
1,037	Southern California Gas Co., 4.800%, 10/01/12	1,111
70	Texas Eastern Transmission LP, 7.300%, 12/01/10	72
	TransCanada Pipelines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,540
1,500	6.200%, 10/15/37	1,575
500	6.500%, 08/15/18	564
2,100	7.250%, 08/15/38	2,513
		12,870
	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
1,879	6.250%, 06/30/12	2,044
1,200	7.000%, 06/15/38	1,403
1,600	8.875%, 01/15/19	2,011
3,250	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	3,689
1,550	PG&E Corp., 5.750%, 04/01/14	1,690
	Sempra Energy,
2,300	6.150%, 06/15/18	2,469
900	6.500%, 06/01/16	990
2,760	8.900%, 11/15/13	3,232
1,550	9.800%, 02/15/19	1,964
	Wisconsin Electric Power Co.,
1,400	6.000%, 04/01/14	1,554
1,295	6.250%, 12/01/15	1,470
		22,516
	Water Utilities — 0.0% (g)
2,025	American Water Capital Corp., 6.085%, 10/15/17	2,102
	Total Utilities	146,107
	Total Corporate Bonds (Cost $1,315,499)	1,372,720
Foreign Government Securities — 0.2%
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	667
	United Mexican States, (Mexico),
2,035	5.875%, 01/15/14	2,147
3,398	6.375%, 01/16/13 (c)	3,704
850	6.625%, 03/03/15	921
4,881	7.500%, 04/08/33	5,485
2,925	8.300%, 08/15/31	3,561
	Total Foreign Government Securities (Cost $14,878)	16,485
Mortgage Pass-Through Securities — 16.2%
	Federal Home Loan Mortgage Corp.,
69	ARM, 3.125%, 07/01/26	70
6,798	ARM, 3.668%, 05/01/33	6,903
2,344	ARM, 3.707%, 04/01/34	2,413
4,432	ARM, 3.856%, 09/01/34	4,510
110	ARM, 3.933%, 04/01/30	113
270	ARM, 3.968%, 01/01/27	274

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
2,607		ARM, 3.986%, 01/01/35	2,654
155		ARM, 4.022%, 07/01/19	158
1,349		ARM, 4.192%, 12/01/33	1,372
1,502		ARM, 5.042%, 08/01/35	1,555
303		ARM, 5.071%, 09/01/32	306
2,277		ARM, 5.169%, 02/01/36	2,366
1,053		ARM, 5.259%, 01/01/37	1,101
8,172		ARM, 5.432%, 05/01/38	8,570
2,737		ARM, 5.434%, 07/01/37	2,861
13,826		ARM, 5.542%, 05/01/36	14,449
4,938		ARM, 5.554%, 12/01/35	5,191
13,122		ARM, 5.565%, 05/01/36	13,722
10,949		ARM, 5.656%, 03/01/36	11,528
2,174		ARM, 5.657%, 11/01/36	2,294
10,347		ARM, 5.724%, 02/01/37	10,855
9,458		ARM, 5.757%, 03/01/36	9,987
13,690		ARM, 5.770%, 04/01/38	14,384
11,751		ARM, 5.810%, 06/01/37	12,392
13,656		ARM, 5.815%, 05/01/37	14,398
5,085		ARM, 5.839%, 06/01/36	5,397
2,538		ARM, 5.862%, 05/01/37	2,668
5,796		ARM, 5.901%, 10/01/36	6,112
774		ARM, 5.929%, 02/01/37	816
15,318		ARM, 5.957%, 11/01/36	16,153
6,896		ARM, 5.999%, 10/01/36	7,225
8,658		ARM, 6.006%, 05/01/37	9,153
3,859		ARM, 6.012%, 04/01/37	4,068
4,886		ARM, 6.017%, 02/01/37	5,148
18,034		ARM, 6.020%, 06/01/36	18,937
28,770		ARM, 6.039%, 12/01/36	30,355
10,909		ARM, 6.081%, 09/01/36	11,557
1,800		ARM, 6.170%, 12/01/36	1,901
25,653		ARM, 6.173%, 12/01/36	27,250
4,694		ARM, 6.239%, 03/01/37	4,952
12,590		ARM, 6.255%, 09/01/36	13,361
19,882		ARM, 6.266%, 02/01/37	21,066
28,855		ARM, 6.309%, 03/01/37	30,698
7,869		ARM, 6.486%, 10/01/36	8,367
9,858		ARM, 6.487%, 10/01/36	10,513
4,900		ARM, 6.508%, 02/01/37	5,173
4,920		ARM, 6.558%, 12/01/36	5,189
4,895		ARM, 6.606%, 11/01/37	5,148
6,889		ARM, 6.607%, 10/01/36	7,310
11,726		ARM, 6.662%, 10/01/36	12,455
2,947		ARM, 6.689%, 08/01/36	3,153
14,204		ARM, 6.713%, 11/01/36	14,966
32,924		ARM, 6.716%, 08/01/36	35,017
5,750		ARM, 6.871%, 08/01/36	6,107
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
9,678		4.000%, 04/01/14 – 05/01/19	9,954
5,414		4.500%, 08/01/18 – 10/01/18	5,679
30,572		5.000%, 10/01/17 – 12/01/18	32,279
21,934		5.500%, 06/01/17 – 06/01/20	23,382
33,253		6.000%, 10/01/17 – 03/01/22	35,506
11,079		6.500%, 07/01/16 – 03/01/22	11,804
193		7.000%, 08/01/10 – 04/01/17	206
201		7.500%, 09/01/10 – 11/01/15	208
84		8.500%, 01/01/10 – 11/01/15	96
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
739		6.000%, 12/01/22	792
1,888		6.500%, 12/01/13 – 11/01/22	2,050
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
6,574		4.000%, 10/01/33	6,433
33,894		5.000%, 01/01/34 – 03/01/35	34,981
8,874		5.500%, 10/01/33 – 07/01/35	9,298
3,429		6.000%, 10/01/29 – 01/01/34	3,641
9,896		6.500%, 08/01/29 – 11/01/37	10,586
8,100		7.000%, 04/01/22 – 02/01/37	8,910
19,753		7.500%, 08/01/25 – 09/01/38	21,560
73		8.000%, 07/01/20 – 11/01/24	82
188		8.500%, 07/01/28	215
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,777		6.500%, 06/01/37	1,882
3,464		7.000%, 07/01/29 – 08/01/47	3,725
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
—	(h)	7.500%, 07/01/16	—	(h)
54		12.000%, 08/01/15 – 07/01/19	59
		Federal National Mortgage Association,
1,095		ARM, 2.820%, 08/01/34	1,089
3,041		ARM, 3.010%, 06/01/34	3,087
14,706		ARM, 3.180%, 01/01/36	15,130
408		ARM, 3.264%, 09/01/27	409
1,280		ARM, 3.344%, 08/01/35	1,292
1,050		ARM, 3.438%, 04/01/34	1,066
329		ARM, 3.455%, 07/01/34	338
16		ARM, 3.537%, 06/01/26	16
91		ARM, 3.551%, 03/01/19	91
1,699		ARM, 3.789%, 08/01/33	1,721

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
500	ARM, 3.803%, 05/01/35	516
3,042	ARM, 3.810%, 01/01/36	3,091
20	ARM, 3.939%, 01/01/19	20
388	ARM, 3.959%, 03/01/29	388
4,640	ARM, 3.992%, 06/01/36	4,791
3,556	ARM, 4.026%, 07/01/35	3,561
1,336	ARM, 4.106%, 09/01/33	1,376
2,541	ARM, 4.188%, 09/01/33	2,592
877	ARM, 4.196%, 08/01/34	890
4,629	ARM, 4.355%, 04/01/35	4,699
232	ARM, 4.382%, 01/01/36	240
306	ARM, 4.461%, 09/01/34	315
1,164	ARM, 4.466%, 11/01/34	1,200
1,644	ARM, 4.690%, 09/01/35	1,708
1,725	ARM, 4.715%, 11/01/34	1,793
15	ARM, 4.786%, 08/01/19	16
13,146	ARM, 4.804%, 01/01/35	13,447
1,221	ARM, 4.910%, 08/01/34	1,241
958	ARM, 4.914%, 02/01/35	991
1,942	ARM, 4.963%, 01/01/34	2,015
5,223	ARM, 5.012%, 03/01/35 – 05/01/35	5,411
560	ARM, 5.024%, 01/01/34	581
1,781	ARM, 5.057%, 10/01/34	1,839
1,781	ARM, 5.074%, 01/01/35	1,865
2,677	ARM, 5.108%, 11/01/33	2,796
2,850	ARM, 5.131%, 10/01/34	2,913
1,379	ARM, 5.224%, 02/01/36	1,440
2,169	ARM, 5.241%, 09/01/36	2,267
16,136	ARM, 5.356%, 01/01/38	16,929
5,823	ARM, 5.396%, 10/01/35	6,073
8,239	ARM, 5.505%, 07/01/37	8,651
3,738	ARM, 5.555%, 08/01/36	3,931
4,924	ARM, 5.576%, 12/01/36	5,180
4,881	ARM, 5.577%, 06/01/36	5,137
5,856	ARM, 5.614%, 11/01/37	6,128
3,740	ARM, 5.638%, 08/01/36	3,881
3,032	ARM, 5.677%, 01/01/37	3,190
10,489	ARM, 5.732%, 09/01/36	11,040
7,153	ARM, 5.748%, 02/01/37	7,557
20,784	ARM, 5.886%, 04/01/37	21,876
17,274	ARM, 5.888%, 10/01/36	18,210
7,501	ARM, 5.923%, 10/01/36	7,907
10,687	ARM, 5.966%, 07/01/36	11,290
25,806	ARM, 6.011%, 07/01/37	27,152
3,916	ARM, 6.038%, 05/01/36	4,142
14,518	ARM, 6.083%, 08/01/36	15,343
4,216	ARM, 6.132%, 09/01/37	4,466
7,751	ARM, 6.144%, 09/01/37	8,194
14,781	ARM, 6.200%, 08/01/36	15,624
16,524	ARM, 6.205%, 06/01/36	17,550
24,642	ARM, 6.227%, 11/01/37	26,020
10,064	ARM, 6.232%, 02/01/37	10,693
8,009	ARM, 6.327%, 07/01/37	8,521
5,574	ARM, 6.347%, 09/01/36	5,929
19,694	ARM, 6.606%, 09/01/36	20,845
7,339	ARM, 6.637%, 01/01/37	7,790
	Federal National Mortgage Association, 15 Year, Single Family,
832	3.500%, 04/01/19	820
17,260	4.000%, 07/01/18 – 12/01/20	17,855
64,517	4.500%, 05/01/18 – 12/01/19	67,587
54,073	5.000%, 12/01/16 – 10/01/19	57,199
63,744	5.500%, 02/01/18 – 07/01/20	67,961
73,119	6.000%, 06/01/16 – 08/01/21	78,240
5,054	6.500%, 12/01/10 – 04/01/22	5,427
2,237	7.000%, 06/01/10 – 11/01/17	2,405
263	7.500%, 10/01/12 – 03/01/17	281
270	8.000%, 11/01/12 – 11/01/15	286
	Federal National Mortgage Association, 20 Year, Single Family,
1,385	6.000%, 02/01/14 – 04/01/24	1,485
8,298	6.500%, 05/01/22 – 04/01/25	9,042
	Federal National Mortgage Association, 30 Year FHA/VA,
370	6.000%, 09/01/33	394
678	6.500%, 03/01/29	733
85	7.000%, 02/01/33	93
148	8.000%, 06/01/28	167
173	8.500%, 08/01/27 – 02/01/30	198
247	9.000%, 05/01/18 – 12/01/30	273
49	9.500%, 12/01/18	55
	Federal National Mortgage Association, 30 Year, Single Family,
2,270	4.000%, 12/01/33	2,224
3,160	4.500%, 11/01/33	3,197
26,992	5.000%, 06/01/33 – 09/01/35	27,838
16,460	5.500%, 02/01/33 – 03/01/34	17,290
5,477	6.000%, 12/01/28 – 09/01/33	5,817
43,825	6.500%, 08/01/31 – 08/01/36	47,485
17,459	7.000%, 04/01/17 – 10/01/38	19,094
37,992	7.500%, 11/01/22 – 11/01/38	41,531
3,044	8.000%, 03/01/21 – 01/01/38	3,429
71	8.500%, 07/01/24 – 06/01/25	81

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
10	9.000%, 04/01/26	11
64	9.500%, 07/01/28	71
25	10.000%, 02/01/24	28
63	12.500%, 01/01/16	70
	Federal National Mortgage Association, Other,
2,540	4.000%, 09/01/13 – 03/01/14	2,611
1,694	4.500%, 11/01/14	1,751
1,155	5.000%, 12/01/32	1,187
3,309	5.500%, 06/01/12 – 10/01/34	3,355
1,142	6.000%, 02/01/36	1,203
1,009	6.500%, 04/01/36	1,081
17,542	7.000%, 02/01/36 – 01/01/38	19,014
2,427	7.500%, 10/01/37	2,631
14,241	8.000%, 11/01/37	15,490
307	10.890%, 04/15/19	343
	Government National Mortgage Association II, 30 Year, Single Family,
440	6.000%, 03/20/28	469
266	7.500%, 02/20/28 – 09/20/28	297
520	8.000%, 12/20/25 – 10/20/28	588
224	8.500%, 03/20/25 – 05/20/25	255
	Government National Mortgage Association, 15 Year, Single Family,
285	6.000%, 10/15/17	306
426	6.500%, 06/15/17 – 12/15/17	456
40	7.500%, 02/15/12 – 03/15/12	43
814	8.000%, 01/15/16	877
	Government National Mortgage Association, 30 Year, Single Family,
3,071	5.500%, 06/15/33 – 09/15/34	3,229
859	6.000%, 11/15/28	915
6,847	6.500%, 01/15/24 – 12/15/35	7,323
15,068	7.000%, 08/15/23 – 04/15/37	16,415
379	7.500%, 11/15/22 – 06/15/32	424
144	8.000%, 05/15/22 – 08/15/28	163
56	8.500%, 03/15/17 – 11/15/17	61
93	9.000%, 08/15/16 – 11/15/24	105
6,198	9.500%, 01/15/17 – 12/15/25	7,451
66	12.000%, 11/15/19	74
	Total Mortgage Pass-Through Securities (Cost $1,625,851)	1,662,243
Municipal Bond — 0.0% (g)
	Illinois — 0.0% (g)
2,350	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $2,350)	2,125
Supranational — 0.0% (g)
720	Corp. Andina de Fomento, 5.200%, 05/21/13	734
80	Inter-American Development Bank, 8.400%, 09/01/09	80
	Total Supranational (Cost $799)	814
U.S. Government Agency Securities — 0.3%
18,116	Federal Home Loan Bank System, 4.720%, 09/20/12	19,121
1,260	Federal Home Loan Mortgage Corp., 5.750%, 01/15/12	1,390
	Federal National Mortgage Association,
1,190	5.500%, 03/15/11	1,276
2,735	6.125%, 03/15/12 (c)	3,052
7,494	6.250%, 02/01/11	7,945
	Total U.S. Government Agency Securities (Cost $30,935)	32,784
U.S. Treasury Obligations — 13.0%
	U.S. Treasury Bonds,
1,300	5.375%, 02/15/31	1,521
1,500	5.500%, 08/15/28	1,766
1,400	6.125%, 11/15/27	1,756
1,000	6.250%, 08/15/23	1,237
750	6.625%, 02/15/27	984
2,120	7.125%, 02/15/23	2,808
24,490	7.250%, 08/15/22 (m)	32,641
22,792	7.500%, 11/15/16	29,222
8,717	7.875%, 02/15/21 (m)	11,980
2,000	8.125%, 08/15/19 (c)	2,762
4,130	8.500%, 02/15/20	5,863
84,120	8.750%, 05/15/17	115,678
9,000	8.750%, 05/15/20	13,002
35,639	8.750%, 08/15/20	51,610
119,250	8.875%, 08/15/17	165,795
2,736	8.875%, 02/15/19 (c)	3,926
3,100	9.250%, 02/15/16	4,264
5,094	9.875%, 11/15/15 (m)	7,148
11,250	10.625%, 08/15/15	16,136
3,650	11.250%, 02/15/15 (m)	5,263
21,048	11.750%, 11/15/14 (m)	21,536
	U.S. Treasury Bonds Coupon STRIPS,
25,081	02/15/11 (c)	24,838
8,820	08/15/11	8,664
239	02/15/12	232
399	08/15/12	382
26,132	11/15/12 (c)	24,750
45,062	02/15/13 (c)	42,340

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
31,374	08/15/13 (c)	28,933
10,750	11/15/13	9,794
71,176	02/15/14 (m)	64,032
60,063	05/15/14 (m)	53,533
41,062	08/15/14 (m)	36,211
30,961	11/15/14	27,000
25,709	02/15/15 (m)	22,114
9,895	05/15/15	8,408
20,691	08/15/15 (c)	17,392
38,361	11/15/15	31,840
87,812	02/15/16	71,845
22,450	05/15/16 (c)	18,141
44,427	08/15/16	35,232
10,661	11/15/16	8,358
75,508	02/15/17 (c)	58,284
43,651	05/15/17 (c)	33,277
20,310	08/15/17 (c)	15,277
53,680	11/15/17 (c)	39,782
24,699	05/15/18 (c)	17,970
11,897	02/15/19 (c)	8,364
1,500	08/15/19	1,023
20,100	05/15/20	13,044
23,900	08/15/20 (c)	15,282
8,550	11/15/20	5,387
1,000	02/15/21	622
1,008	02/15/22	592
7,869	02/15/23 (c)	4,409
1,700	05/15/24	889
	U.S. Treasury Bonds Principal STRIPS,
5,317	11/15/09	5,314
8,096	11/15/15 (c)	6,726
2,500	05/15/17	1,912
5,200	08/15/17	3,930
11,475	02/15/19 (c)	8,088
4,550	05/15/20	2,962
10,109	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28 (m)	16,249
	U.S. Treasury Inflation Indexed Notes,
1,000	2.000%, 04/15/12	1,087
2,000	2.000%, 07/15/14	2,335
22,853	4.250%, 01/15/10	29,591
	U.S. Treasury Notes,
12,000	1.875%, 02/28/14	11,834
5,000	6.500%, 02/15/10 (m)	5,141
	Total U.S. Treasury Obligations (Cost $1,275,145)	1,340,308

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stock — 0.0% (g)
	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (Cost $ — )(a)	2
Short-Term Investment — 10.5%
	Investment Company — 10.5%
1,078,657	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (Cost $1,078,657)	1,078,657
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 1.6%
	Asset-Backed Security — 0.0% (g)
1,777	GSAA Trust, Series 2006-3, Class A1, VAR, 0.346%, 09/30/09 (i)	1,206
	Corporate Notes — 0.5%
15,000	BBVA Senior Finance S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	14,996
13,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	12,835
13,500	Monumental Global Funding III, VAR, 0.457%, 05/24/10 (e)	13,104
12,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	11,727
		52,662
SHARES
	Investment Company — 1.1%
111,185	JPMorgan Prime Money Market Fund, Capital Shares, 0.270% (b) (l)	111,185
	Total Investments of Cash Collateral for Securities on Loan (Cost $166,462)	165,053
	Total Investments — 101.1% (Cost $10,114,519)	10,402,323
	Liabilities in Excess of Other Assets — (1.1)%	(112,634)
	NET ASSETS — 100.0%	$10,289,689

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.5%
1,510	AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.960%, 10/14/14	1,390
839	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	751
74	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.350%, 02/25/13	59
	Bear Stearns Asset Backed Securities Trust,
1,152	Series 2003-SD2, Class 2A, VAR, 4.533%, 06/25/43	1,012
1,753	Series 2006-SD1, Class A, VAR, 0.636%, 04/25/36 (i)	1,096
994	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	1,002
490	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	424
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,424
570	CNH Equipment Trust, Series 2008-B, Class A3A, 4.780%, 07/16/12	584
670	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	672
	Countrywide Asset-Backed Certificates,
8	Series 2004-1, Class 3A, VAR, 0.546%, 04/25/34	6
590	Series 2004-1, Class M1, VAR, 0.766%, 03/25/34	463
480	Series 2004-1, Class M2, VAR, 0.816%, 03/25/34	354
1,539	Series 2004-6, Class M1, VAR, 0.866%, 10/25/34 (i)	458
230	Series 2004-13, Class MV8, VAR, 1.966%, 01/25/35	12
73	Series 2005-3, Class AF3, VAR, 4.823%, 08/25/35	72
501	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.233%, 01/25/36	326
113	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	79
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	685
793	GS Mortgage Securities Corporation II, Series 2009-RR1, Class JPB, SUB, 5.374%, 05/17/45	595
138	GSAMP Trust, Series 2005-WMC2, Class A2B, VAR, 0.526%, 11/25/35	130
	HFC Home Equity Loan Asset Backed Certificates,
299	Series 2005-2, Class A1, VAR, 0.542%, 01/20/35	252
475	Series 2006-1, Class A1, VAR, 0.433%, 01/20/36	403
250	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	252
	Long Beach Mortgage Loan Trust,
68	Series 2004-2, Class B, VAR, 3.766%, 06/25/34 (e) (i)	4
66	Series 2004-5, Class M6, VAR, 2.766%, 09/25/34	3
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, VAR, 1.973%, 06/15/12	987
1,589	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.766%, 03/25/33	651
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	697
610	Series 2005-1, Class M1, VAR, 0.716%, 03/25/35	350
162	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.346%, 06/25/37	122
224	Union Pacific Railroad Co. 2003 Pass Through Trust, Series 03-1, 4.698%, 01/02/24	210
1,500	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	1,464
	Total Asset-Backed Securities (Cost $20,559)	16,989
Collateralized Mortgage Obligations — 28.2%
	Agency CMO — 19.9%
1,112	Federal Home Loan Banks, Series 2000-0606, Class Y, 5.270%, 12/28/12	1,186
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
283	Series 23, Class KZ, PAC, 6.500%, 11/25/23	308
2,008	Series 24, Class J, PAC, 6.250%, 11/25/23	2,151
352	Series 31, Class Z, 8.000%, 04/25/24	382
	Federal Home Loan Mortgage Corp. REMICS,
45	Series 11, Class D, REMIC, 9.500%, 07/15/19	49
25	Series 38, Class D, 9.500%, 05/15/20	28
13	Series 81, Class A, 8.125%, 11/15/20	14
34	Series 84, Class F, 9.200%, 10/15/20	38
18	Series 109, Class I, 9.100%, 01/15/21	19
5	Series 198, Class Z, REMIC, 8.500%, 09/15/22	6
92	Series 201, Class Z, REMIC, 8.000%, 02/15/23	92
49	Series 1254, Class N, 8.000%, 04/15/22	49

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   57

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
218	Series 1316, Class Z, 8.000%, 06/15/22	239
73	Series 1343, Class LB, 7.500%, 08/15/22	79
142	Series 1456, Class Z, 7.500%, 01/15/23	142
1,000	Series 1543, Class VN, 7.000%, 07/15/23	1,069
34	Series 1556, Class H, 6.500%, 08/15/13	36
420	Series 1577, Class PV, 6.500%, 09/15/23	459
109	Series 1595, Class D, REMIC, 7.000%, 10/15/13	116
43	Series 1611, Class JC, IF, 10.000%, 08/15/23	44
2,001	Series 1628, Class LZ, 6.500%, 12/15/23	2,129
887	Series 1630, Class PK, 6.000%, 11/15/23	953
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	17
187	Series 2022, Class PE, 6.500%, 01/15/28	201
1,473	Series 2033, Class K, REMIC, 6.050%, 08/15/23	1,558
1,309	Series 2036, Class PG, 6.500%, 01/15/28	1,396
707	Series 2055, Class OE, 6.500%, 05/15/13	740
183	Series 2089, Class PJ, IO, 7.000%, 10/15/28	31
4,603	Series 2091, Class PG, 6.000%, 11/15/28	4,931
515	Series 2201, Class C, REMIC, 8.000%, 11/15/29	563
133	Series 2261, Class ZY, REMIC, 7.500%, 10/15/30	138
1,649	Series 2293, Class ZA, REMIC, 6.000%, 03/15/31	1,763
235	Series 2297, Class NB, REMIC, 6.000%, 03/15/16	251
267	Series 2310, Class Z, REMIC, 6.000%, 04/15/31	286
97	Series 2313, Class LA, REMIC, 6.500%, 05/15/31	105
816	Series 2325, Class JO, PO, 06/15/31	703
2,310	Series 2330, Class PE, 6.500%, 06/15/31	2,481
787	Series 2344, Class QG, 6.000%, 08/15/16	842
889	Series 2345, Class PQ, 6.500%, 08/15/16	960
698	Series 2368, Class TG, 6.000%, 10/15/16	750
1,426	Series 2394, Class MC, 6.000%, 12/15/16	1,533
538	Series 2399, Class PG, 6.000%, 01/15/17	580
300	Series 2410, Class QB, 6.250%, 02/15/32	329
1,000	Series 2430, Class WF, 6.500%, 03/15/32	1,079
1,410	Series 2466, Class DH, 6.500%, 06/15/32	1,523
3,638	Series 2530, Class SK, IF, IO, 7.827%, 06/15/29	556
2,000	Series 2543, Class YX, 6.000%, 12/15/32	2,115
6,963	Series 2545, Class SQ, IF, IO, 7.327%, 05/15/17	535
3,997	Series 2587, Class XS, IF, IO, 7.377%, 09/15/17	300
743	Series 2594, Class IV, IO, 7.000%, 03/15/32	131
272	Series 2602, Class BX, REMIC, 3.500%, 12/15/22	277
2,840	Series 2610, Class UI, IO, 6.500%, 05/15/33	534
1,515	Series 2613, Class H, REMIC, 4.500%, 05/15/18	1,560
2,000	Series 2617, Class GR, REMIC, 4.500%, 05/15/18	2,082
1,277	Series 2630, Class KX, REMIC, 4.050%, 06/15/18	1,252
4,922	Series 2630, Class S, IF, IO, 6.877%, 01/15/17	320
6,596	Series 2636, Class Z, REMIC, 4.500%, 06/15/18	6,914
6,101	Series 2641, Class SK, IF, IO, 6.877%, 01/15/18	564
843	Series 2656, Class AC, REMIC, 6.000%, 08/15/33	900
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,422
2,088	Series 2658, Class A, REMIC, 4.500%, 08/15/18	2,139
975	Series 2668, Class SB, IF, 6.957%, 10/15/15	1,029
1,829	Series 2686, Class GB, 5.000%, 05/15/20	1,905
25	Series 2686, Class SO, IF, 13.654%, 07/15/26	26
3,108	Series 2701, Class ST, IF, IO, 6.727%, 08/15/21	199
5,000	Series 2708, Class N, REMIC, 4.000%, 11/15/18	5,061
424	Series 2717, Class BA, REMIC, 6.000%, 11/15/30	436
1,000	Series 2723, Class JE, REMIC, 5.500%, 12/15/33	1,008
705	Series 2733, Class SB, IF, 7.764%, 10/15/33	755
402	Series 2755, Class SA, IF, 13.654%, 05/15/30	429
1,578	Series 2756, Class NA, REMIC, 5.000%, 02/15/24	1,661
375	Series 2761, Class SM, IF, 13.653%, 01/15/33	384
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,064
937	Series 2776, Class SK, IF, 8.666%, 04/15/34	941
1,927	Series 2779, Class SM, IF, IO, 6.877%, 10/15/18	166
365	Series 2827, Class SQ, IF, 7.500%, 01/15/19	370
1,861	Series 2861, Class GS, IF, IO, 6.927%, 01/15/21	30
6,027	Series 2864, Class NS, IF, IO, 6.827%, 09/15/34	439

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,323	Series 2888, Class IN, IO, 5.000%, 10/15/18	206
413	Series 2891, Class LI, IO, 5.000%, 06/15/24	2
556	Series 2915, Class SY, IF, 15.567%, 01/15/35	571
1,273	Series 2931, Class GA, 5.000%, 11/15/28	1,324
1,482	Series 2942, Class ES, IF, IO, 6.377%, 03/15/35	27
53	Series 2958, Class KB, REMIC, 5.500%, 04/15/35	53
807	Series 2971, Class PI, IO, 5.500%, 03/15/26	20
214	Series 2980, Class QB, REMIC, 6.500%, 05/15/35	230
400	Series 2990, Class SL, HB, IF, 23.493%, 06/15/34	472
5,907	Series 2994, Class SC, IF, IO, 5.327%, 02/15/33	480
901	Series 3005, Class PV, IF, 12.300%, 10/15/33	1,011
5,234	Series 3006, Class XD, IF, IO, 6.327%, 07/15/35	318
4,876	Series 3020, Class DS, IF, IO, 6.377%, 08/15/35	145
684	Series 3031, Class BN, IF, 20.805%, 08/15/35	727
982	Series 3059, Class B, REMIC, 5.000%, 02/15/35	1,017
1,000	Series 3064, Class OG, 5.500%, 06/15/34	1,062
2,328	Series 3089, Class SI, IF, IO, 6.877%, 11/15/30	24
1,287	Series 3117, Class EO, PO, 02/15/36	1,130
585	Series 3134, Class PO, PO, 03/15/36	505
743	Series 3138, Class PO, PO, 04/15/36	640
1,715	Series 3149, Class IU, IO, 6.000%, 09/15/25	33
1,498	Series 3152, Class MO, PO, 03/15/36	1,294
7,682	Series 3202, Class HI, IF, IO, 6.377%, 08/15/36	965
621	Series 3205, Class PA, 6.000%, 04/15/27	635
346	Series 3269, Class WF, VAR, 01/15/37	258
9,945	Series 3305, Class IW, IF, IO, 6.177%, 04/15/37	1,081
854	Series 3331, Class PO, PO, 06/15/37	744
123	Series 3436, Class GO, PO, 05/15/37	100
6,221	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	202
734	Series 3542, Class TN, IF, 6.000%, 07/15/36	719
1,473	Series 3546, Class A, VAR, 6.123%, 02/15/39	1,551
926	Federal Home Loan Mortgage Corp. STRIPS, Series 186, Class PO, PO, 08/01/27	766
	Federal National Mortgage Association Grantor Trust,
1,118	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,198
860	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	938
1,030	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	1,147
13,703	Series 2004-T3, Class 1IO4, IO, VAR, 0.600%, 02/25/44	199
	Federal National Mortgage Association Interest STRIPS,
6,162	Series 203, Class 2, IO, 8.000%, 02/01/23	1,072
1,051	Series 266, Class 2, IO, 7.500%, 08/01/24	188
2,131	Series 348, Class 30, IO, 5.500%, 12/01/18	248
2,078	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	264
1,626	Series 356, Class 42, IO, 5.500%, 12/01/19	195
1,432	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	204
	Federal National Mortgage Association REMICS,
21	Series 1988-13, Class C, 9.300%, 05/25/18	23
205	Series 1989-72, Class E, 9.350%, 10/25/19	234
7	Series 1989-98, Class H, 11.500%, 12/25/19	8
13	Series 1990-1, Class D, 8.800%, 01/25/20	14
16	Series 1990-110, Class H, 8.750%, 09/25/20	18
12	Series 1990-117, Class E, 8.950%, 10/25/20	14
107	Series 1991-141, Class PZ, 8.000%, 10/25/21	116
55	Series 1992-31, Class M, 7.750%, 03/25/22	60
65	Series 1992-79, Class Z, REMIC, 9.000%, 06/25/22	70
58	Series 1992-101, Class J, 7.500%, 06/25/22	61
604	Series 1992-188, Class PZ, 7.500%, 10/25/22	658
692	Series 1992-200, Class SK, IF, 21.303%, 11/25/22	865
50	Series 1993-23, Class PZ, 7.500%, 03/25/23	54
401	Series 1993-56, Class PZ, 7.000%, 05/25/23	436
231	Series 1993-60, Class Z, REMIC, 7.000%, 05/25/23	254
474	Series 1993-79, Class PL, 7.000%, 06/25/23	515
746	Series 1993-141, Class Z, 7.000%, 08/25/23	810
380	Series 1993-149, Class M, 7.000%, 08/25/23	417
1,845	Series 1993-160, Class ZA, 6.500%, 09/25/23	2,000
129	Series 1993-165, Class SA, IF, 19.078%, 09/25/23	163
14	Series 1993-205, Class H, PO, 09/25/23	11
120	Series 1993-255, Class E, REMIC, 7.100%, 12/25/23	131
245	Series 1993-257, Class C, PO, 06/25/23	216
426	Series 1994-1, Class L, 6.500%, 01/25/14	455
4,804	Series 1994-23, Class PX, 6.000%, 08/25/23	5,067
187	Series 1994-65, Class PK, PO, 04/25/24	169

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   59

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
378	Series 1995-4, Class Z, REMIC, 7.500%, 10/25/22	434
649	Series 1995-19, Class Z, 6.500%, 11/25/23	701
138	Series 1996-59, Class K, 6.500%, 07/25/23	145
202	Series 1997-11, Class E, REMIC, 7.000%, 03/18/27	223
664	Series 1997-20, Class D, REMIC, 7.000%, 03/17/27	732
79	Series 1997-27, Class J, REMIC, 7.500%, 04/18/27	85
1,982	Series 1997-37, Class SM, IF, IO, 7.688%, 12/25/22	307
500	Series 1997-42, Class EG, REMIC, 8.000%, 07/18/27	550
1,262	Series 1997-63, Class ZA, REMIC, 6.500%, 09/18/27	1,377
1,970	Series 1999-47, Class JZ, REMIC, 8.000%, 09/18/29	2,166
547	Series 2000-8, Class Z, REMIC, 7.500%, 02/20/30	595
1,034	Series 2001-4, Class PC, 7.000%, 03/25/21	1,143
469	Series 2001-5, Class OW, 6.000%, 03/25/16	498
1,529	Series 2001-14, Class Z, REMIC, 6.000%, 05/25/31	1,640
1,200	Series 2001-36, Class ST, IF, IO, 8.234%, 11/25/30	188
1,000	Series 2002-11, Class QG, 5.500%, 03/25/17	1,065
270	Series 2002-19, Class SC, IF, 13.698%, 03/17/32	323
957	Series 2002-55, Class QE, 5.500%, 09/25/17	1,017
1,068	Series 2002-63, Class KC, REMIC, 5.000%, 10/25/17	1,133
459	Series 2002-73, Class AN, REMIC, 5.000%, 11/25/17	486
1,881	Series 2003-8, Class QD, 5.000%, 09/25/16	1,949
3,319	Series 2003-14, Class EH, IF, IO, 7.334%, 03/25/18	341
1,000	Series 2003-18, Class GT, REMIC, 5.000%, 03/25/18	1,052
5,101	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	486
2,000	Series 2003-47, Class PE, 5.750%, 06/25/33	2,099
334	Series 2003-60, Class DA, REMIC, 4.250%, 06/25/21	344
1,424	Series 2003-64, Class KS, IF, 9.282%, 07/25/18	1,442
467	Series 2003-64, Class SX, IF, 13.048%, 07/25/33	472
1,684	Series 2003-73, Class GA, 3.500%, 05/25/31	1,696
2,000	Series 2003-83, Class PG, 5.000%, 06/25/23	2,085
93	Series 2003-91, Class SD, IF, 12.057%, 09/25/33	98
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,058
2,000	Series 2003-106, Class WE, 4.500%, 11/25/22	2,051
5,932	Series 2003-109, Class TS, IF, IO, 6.834%, 08/25/22	514
947	Series 2003-128, Class KE, 4.500%, 01/25/14	993
9,247	Series 2003-128, Class NG, 4.000%, 01/25/19	9,339
1,000	Series 2004-8, Class GD, 4.500%, 10/25/32	1,014
1,000	Series 2004-21, Class AE, REMIC, 4.000%, 04/25/19	1,003
199	Series 2004-22, Class A, 4.000%, 04/25/19	196
112	Series 2004-29, Class WS, IF, 10.490%, 02/25/19	112
1,000	Series 2004-53, Class NC, 5.500%, 07/25/24	1,040
119	Series 2004-61, Class SC, IF, 10.884%, 08/25/34	120
1,016	Series 2004-87, Class JI, IO, 5.000%, 11/25/30	62
1,000	Series 2004-101, Class PD, 5.000%, 06/25/30	1,049
300	Series 2005-42, Class PS, IF, 16.336%, 05/25/35	357
5,819	Series 2005-53, Class CS, IF, IO, 6.434%, 06/25/35	695
2,275	Series 2005-59, Class PC, 5.500%, 03/25/31	2,389
834	Series 2005-65, Class KO, PO, 08/25/35	743
6,800	Series 2005-68, Class BC, REMIC, 5.250%, 06/25/35	7,065
3,362	Series 2005-68, Class JK, REMIC, 5.250%, 05/25/35	3,399
9,420	Series 2005-72, Class WS, IF, IO, 6.484%, 08/25/35	958
1,927	Series 2005-84, Class XM, 5.750%, 10/25/35	2,059
411	Series 2005-106, Class US, HB, IF, 23.593%, 11/25/35	504
844	Series 2005-116, Class PB, 6.000%, 04/25/34	899
3,551	Series 2006-2, Class IG, IO, 6.000%, 06/25/32	202
873	Series 2006-22, Class AO, PO, 04/25/36	727
2,758	Series 2006-46, Class LI, IO, 6.000%, 02/25/34	184
1,773	Series 2006-59, Class QO, PO, 01/25/33	1,564
2,500	Series 2006-77, Class PC, 6.500%, 08/25/36	2,710
2,498	Series 2006-110, Class PO, PO, 11/25/36	2,162
817	Series 2006-128, Class PO, PO, 01/25/37	701
7,755	Series 2007-22, Class SC, IF, IO, 5.814%, 03/25/37	488

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,569	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	243
1,600	Series 2007-79, Class PC, REMIC, 5.000%, 01/25/32	1,677
11,541	Series 2008-62, Class SM, IF, IO, 5.934%, 07/25/38	1,111
2,213	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	217
5,399	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	574
44	Series G-29, Class O, 8.500%, 09/25/21	48
185	Series G92-15, Class Z, 7.000%, 01/25/22	191
29	Series G92-30, Class Z, REMIC, 7.000%, 06/25/22	31
59	Series G92-62, Class B, PO, 10/25/22	53
	Federal National Mortgage Association Whole Loan,
231	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	243
496	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	510
1,192	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,301
16,877	Series 2002-W10, Class IO, IO, VAR, 0.976%, 08/25/42	422
28,037	Series 2002-W7, Class IO1, IO, VAR, 0.917%, 06/25/29	666
56	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	58
770	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	791
55,659	Series 2004-W11, Class 1IO1, IO, VAR, 0.352%, 05/25/44	504
482	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	526
915	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	972
	Government National Mortgage Association,
237	Series 1997-7, Class ZA, 9.000%, 05/16/27	256
270	Series 1997-8, Class PN, 7.500%, 05/16/27	291
3,720	Series 1999-15, Class S, IF, IO, 7.927%, 05/16/29	589
63	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	72
655	Series 1999-44, Class ZG, 8.000%, 12/20/29	715
414	Series 2000-9, Class Z, 8.000%, 06/20/30	451
328	Series 2000-26, Class Z, 7.750%, 09/20/30	356
1,638	Series 2001-63, Class SI, IF, IO, 21.245%, 05/20/26	138
2,762	Series 2002-4, Class TD, PAC, 7.000%, 01/20/32	2,979
2,810	Series 2002-13, Class QA, IF, IO, 7.777%, 02/16/32	437
1,655	Series 2002-45, Class QE, PAC, 6.500%, 06/20/32	1,788
92	Series 2002-47, Class HM, 6.000%, 07/16/32	99
10,891	Series 2002-68, Class SC, IF, IO, 5.427%, 10/16/32	1,278
2,266	Series 2003-4, Class TI, IO, 5.500%, 05/16/31	146
430	Series 2003-52, Class SB, IF, 11.073%, 06/16/33	437
8,497	Series 2003-101, Class SK, IF, IO, 6.287%, 10/17/33	836
456	Series 2003-116, Class JO, PO, 12/20/33	389
240	Series 2004-2, Class SA, IF, 19.504%, 01/16/34	230
11,897	Series 2004-59, Class SG, IF, IO, 6.227%, 07/20/34	1,410
11,185	Series 2004-68, Class SA, IF, IO, 6.527%, 05/20/31	720
80	Series 2004-73, Class AE, IF, 14.292%, 08/17/34	89
4,217	Series 2004-90, Class SI, IF, IO, 5.828%, 10/20/34	430
7,546	Series 2004-105, Class SN, IF, IO, 5.828%, 12/20/34	734
14,835	Series 2005-3, Class SD, IF, IO, 5.828%, 01/20/31	1,051
11,162	Series 2005-48, Class CS, IF, IO, 6.028%, 04/20/33	824
778	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	89
7,521	Series 2007-9, Class CI, IF, IO, 5.928%, 03/20/37	545
764	Series 2007-17, Class JO, PO, 04/16/37	663
4,788	Series 2007-26, Class SC, IF, IO, 5.928%, 05/20/37	399
3,760	Series 2007-67, Class SI, IF, IO, 6.238%, 11/20/37	376
629	Series 2008-34, Class OC, PO, 06/20/37	483
2,719	Series 2008-40, Class PS, IF, IO, 6.227%, 05/16/38	354
5,807	Series 2008-40, Class SA, IF, IO, 6.127%, 05/16/38	612
1,191	Series 2008-43, Class NA, PAC, 5.500%, 11/20/37	1,259
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	380

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   61

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Vendee Mortgage Trust,
1,408	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,505
3,783	Series 1998-1, Class 2E, 7.000%, 03/15/28	4,109
395	Series 1999-1, Class 2Z, 6.500%, 01/15/29	424
		218,966
	Non-Agency CMO — 8.3%
293	ABN Amro Mortgage Corp., Series 2003-7, Class A3, 4.500%, 07/25/18	289
	Adjustable Rate Mortgage Trust,
84	Series 2005-4, Class 7A2, VAR, 0.496%, 08/25/35	49
412	Series 2005-5, Class 6A21, VAR, 0.496%, 09/25/35	219
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	2,431
454	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.843%, 05/24/36 (e)	438
852	Banc of America Alternative Loan Trust, Series 2003-11, Class 2A1, 6.000%, 01/25/34	812
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, PAC, 5.500%, 08/25/35	823
764	Series 2005-7, Class 30PO, PO, 11/25/35	502
1,973	Series 2005-E, Class 4A1, VAR, 4.171%, 03/20/35	1,329
	Banc of America Mortgage Securities, Inc.,
885	Series 2003-7, Class A2, 4.750%, 09/25/18	878
841	Series 2004-2, Class 2A4, 5.500%, 03/25/34	581
5,342	Series 2004-3, Class 2A1, 5.500%, 04/25/34	4,866
1,067	Series 2004-5, Class 4A1, 4.750%, 06/25/19	1,044
977	Series 2004-7, Class 2A2, 5.750%, 08/25/34	858
454	Series 2004-8, Class XPO, PO, 10/25/34	290
85	Series 2004-11, Class 15PO, PO, 01/25/20	62
340	Series 2005-1, Class 15PO, PO, 02/25/20	240
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	310
390	Series 2005-10, Class 15PO, PO, 11/25/20	281
640	Series 2005-11, Class 15PO, PO, 12/25/20	458
734	BCAP LLC Trust, Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	687
820	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.945%, 10/25/33	765
12	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.752%, 03/25/31	12
2,153	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	1,999
1,105	Chase Mortgage Finance Corp., Series 2003-S10, Class A1, 4.750%, 11/25/18	1,108
1,615	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,602
192	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	144
	Countrywide Alternative Loan Trust,
619	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	594
1,912	Series 2004 - 22CB, Class 1A1, 6.000%, 10/25/34	1,667
2,950	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	2,656
500	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	371
894	Series 2005-5R, Class A1, 5.250%, 12/25/18	798
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	521
5,000	Series 2005-54CB, Class 1A11, PAC, 5.500%, 11/25/35	3,512
2,000	Series 2005-86CB, Class A11, PAC, 5.500%, 02/25/36	949
37	Series 2005-J1, Class 4A1, 6.000%, 08/25/17	36
461	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	365
100	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	55
	Countrywide Home Loan Mortgage Pass-Through Trust,
542	Series 2002-22, Class A20, 6.250%, 10/25/32	529
17	Series 2002-39, Class A17, 5.000%, 02/25/33	17
288	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	275
1,373	Series 2004 - 3, Class A25, 5.750%, 04/25/34	1,246
88	Series 2005-13, Class A1, 5.500%, 06/25/35	85
3,039	Series 2005-22, Class 2A1, VAR, 5.222%, 11/25/35	1,968
226	Series 2006-10, Class 1A10, PAC, 5.850%, 05/25/36	205
	CS First Boston Mortgage Securities Corp.,
497	Series 2003-29, Class 8A1, 6.000%, 11/25/18	479
4,463	Series 2004-4, Class 5A4, IF, IO, 7.284%, 08/25/34	522
258	Series 2004-5, Class 1A8, 6.000%, 09/25/34	259
1,000	Series 2005-1, Class 1A16, 5.500%, 02/25/35	638
500	Series 2005-10, Class 10A4, PAC, 6.000%, 11/25/35	210
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	497

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
253	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	155
804	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 3.275%, 09/25/34	638
653	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.924%, 02/25/35	581
	GSR Mortgage Loan Trust,
1,166	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	1,063
1,000	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	681
1,178	Impac CMB Trust, Series 2004-10, Class 3A2, VAR, 1.066%, 03/25/35	308
39	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	35
	JP Morgan Mortgage Trust,
1,616	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,329
841	Series 2006-A2, Class 4A1, VAR, 4.061%, 08/25/34	801
	MASTR Adjustable Rate Mortgages Trust,
652	Series 2004-13, Class 2A1, VAR, 4.210%, 04/21/34	612
685	Series 2004-13, Class 3A6, VAR, 3.141%, 11/21/34	658
	MASTR Alternative Loans Trust,
1,034	Series 2003-7, Class 4A3, 8.000%, 11/25/18	1,072
418	Series 2003-8, Class 3A1, 5.500%, 12/25/33	380
80	Series 2004-6, Class 6A1, 6.500%, 07/25/34	63
259	Series 2004-7, Class 30PO, PO, 08/25/34	170
114	Series 2004-7, Class 3A1, 6.500%, 08/25/34	100
1,295	Series 2004-8, Class 6A1, 5.500%, 09/25/19	1,233
2,792	Series 2004-10, Class 1A1, 4.500%, 09/25/19	2,591
603	Series 2004-11, Class 8A3, 5.500%, 11/25/19	544
104	Series 2005-1, Class 5A1, 5.500%, 01/25/20	92
	MASTR Asset Securitization Trust,
371	Series 2003-4, Class 2A2, 5.000%, 05/25/18	371
183	Series 2003-6, Class 8A1, 5.500%, 07/25/33	176
1,004	Series 2003-10, Class 3A1, 5.500%, 11/25/33	1,005
470	Series 2003-11, Class 10A1, 5.000%, 12/25/18	471
822	Series 2003-11, Class 3A1, 4.500%, 12/25/18	812
253	Series 2004-6, Class 15PO, PO, 05/25/19	198
486	Series 2004-8, Class PO, PO, 08/25/19	352
681	Series 2004-10, Class 1A1, 4.500%, 10/25/19	666
588	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	382
2,705	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.546%, 08/25/35 (i)	1,791
542	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.586%, 02/25/35	377
	Nomura Asset Acceptance Corp.,
455	Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	392
1,728	Series 2005-AR1, Class 1A1, VAR, 5.056%, 02/25/35 (i)	1,165
	Paine Webber CMO Trust,
16	Series H, Class 4, 8.750%, 04/01/18	18
16	Series L, Class 4, 8.950%, 07/01/18	17
	Residential Accredit Loans, Inc.,
1,535	Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,492
1,316	Series 2004-QS8, Class A2, PAC, 5.000%, 06/25/34	1,178
876	Series 2005-QA7, Class A21, VAR, 4.829%, 07/25/35	563
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	1,953
500	Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.000%, 07/25/36	238
	Residential Funding Mortgage Securities I,
872	Series 2003-S7, Class A17, 4.000%, 05/25/33	781
1,676	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	1,639
638	Series 2005-SA4, Class 1A1, VAR, 3.867%, 09/25/35	443
3,728	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	1,615
610	Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.000%, 05/25/18	605
143	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e) (i)	138
825	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A, VAR, 3.492%, 10/25/34	663
	Structured Asset Securities Corp.,
464	Series 2003-21, Class 1A3, 5.500%, 07/25/33	462
1,028	Series 2003-31A, Class B1, VAR, 3.934%, 10/25/33 (i)	527
60	Series 2007-OSI, Class A2, VAR, 0.356%, 06/25/37	46
	WaMu Mortgage Pass-Through Certificates,
917	Series 2002-S4, Class A4, 6.500%, 10/19/29	907
803	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	809
1,013	Series 2003-AR8, Class A, VAR, 2.850%, 08/25/33	938

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   63

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
397	Series 2004-AR3, Class A1, VAR, 3.141%, 06/25/34	373
901	Series 2004-AR3, Class A2, VAR, 3.141%, 06/25/34	840
935	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	919
256	Series 2005-AR2, Class 2A21, VAR, 0.596%, 01/25/45	152
1,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,342
	Wells Fargo Mortgage Backed Securities Trust,
243	Series 2003-2, Class A6, PAC, 5.250%, 02/25/18	242
643	Series 2003-8, Class A9, VAR, 4.500%, 08/25/18	635
300	Series 2003-10, Class A1, 4.500%, 09/25/18	297
500	Series 2003-11, Class 1A4, 4.750%, 10/25/18	467
1,207	Series 2003-12, Class A2, 4.500%, 11/25/18	1,180
401	Series 2003-17, Class 2A9, PO, 01/25/34	184
756	Series 2003-18, Class A1, 5.500%, 12/25/33	757
666	Series 2003-J, Class 2A5, PAC, 4.437%, 10/25/33	653
1,588	Series 2003-M, Class A1, VAR, 4.693%, 12/25/33	1,501
320	Series 2004-DD, Class 2A8, VAR, 4.483%, 01/25/35	122
774	Series 2004-EE, Class 3A1, VAR, 4.402%, 12/25/34	738
252	Series 2004-Q, Class 1A3, VAR, 4.876%, 09/25/34	211
1,130	Series 2004-Q, Class 2A2, VAR, 4.868%, 09/25/34	686
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	1,507
666	Series 2006-AR11, Class A4, VAR, 5.508%, 08/25/36	608
		91,241
	Total Collateralized Mortgage Obligations (Cost $312,180)	310,207
Commercial Mortgage-Backed Securities — 2.3%
	Banc of America Commercial Mortgage, Inc.,
2,000	Series 2005-6, Class ASB, VAR, 5.351%, 09/10/47	2,048
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	437
500	Banc of America Large Loan, Inc., Series 2009-UB1, Class A4A, VAR, 5.699%, 06/24/50 (e)	429
	Bear Stearns Commercial Mortgage Securities,
647	Series 2004-T14, Class A3, 4.800%, 01/12/41	658
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	623
2,570	Series 2006-PW11, Class A4, VAR, 5.623%, 03/11/39	2,413
75	Series 2006-PW12, Class A4, VAR, 5.903%, 09/11/38	70
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	229
1,308	DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A1B, 7.620%, 06/10/33	1,336
1,266	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.663%, 01/12/43	1,326
	GMAC Commercial Mortgage Securities, Inc.,
239	Series 2003-C1, Class A1, 3.337%, 05/10/36	241
645	Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	588
465	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	409
	JP Morgan Chase Commercial Mortgage Securities Corp.,
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	859
600	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	540
	LB-UBS Commercial Mortgage Trust,
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	364
580	Series 2008-C1, Class A2, VAR, 6.149%, 04/15/41	552
	Merrill Lynch Mortgage Trust,
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,674
415	Series 2006-C1, Class A4, VAR, 5.840%, 05/12/39	390
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.599%, 02/12/39	1,626
	Morgan Stanley Capital I,
145	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	135
1,356	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,388
785	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.920%, 03/12/35	805
3,250	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.070%, 08/15/39	3,363

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
	Wachovia Bank Commercial Mortgage Trust,
2,042	Series 2004-C15, Class A2, 4.039%, 10/15/41	2,040
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	166
250	Series 2006-C25, Class A4, VAR, 5.926%, 05/15/43	233
	Total Commercial Mortgage-Backed Securities (Cost $24,897)	24,942
Corporate Bonds — 32.2%
	Consumer Discretionary — 3.7%
	Auto Components — 0.1%
399	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	331
1,000	Delphi Corp., 7.125%, 05/01/29 (d)	5
	Goodyear Tire & Rubber Co. (The),
210	9.000%, 07/01/15 (c)	213
31	10.500%, 05/15/16	33
33	Tenneco, Inc., 10.250%, 07/15/13	34
		616
	Automobiles — 0.2%
2,000	Daimler Finance North America LLC, 7.300%, 01/15/12	2,146
400	Ford Motor Co., 9.215%, 09/15/21	306
		2,452
	Broadcasting & Cable TV — 0.4%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	45
	DirecTV Holdings LLC/DirecTV Financing Co.,
785	6.375%, 06/15/15	795
300	7.625%, 05/15/16	316
1,000	8.375%, 03/15/13	1,025
750	DISH DBS Corp., 7.000%, 10/01/13	735
147	News America Holdings, Inc., 8.875%, 04/26/23	168
1,875	Videotron Ltee, (Canada), 6.875%, 01/15/14	1,793
		4,877
	Diversified Consumer Services — 0.3%
250	Knowledge Learning Corp., Inc., 7.750%, 02/01/15 (e)	243
500	Mac-Gray Corp., 7.625%, 08/15/15	485
	Service Corp. International,
400	7.000%, 06/15/17	374
150	7.375%, 10/01/14	147
500	Sotheby’s, 7.750%, 06/15/15	407
	Stewart Enterprises, Inc.,
165	3.125%, 07/15/14	140
1,863	6.250%, 02/15/13	1,770
		3,566
	Gaming — 0.0% (g)
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	35
	Hotels, Restaurants & Leisure — 0.5%
	Host Hotels & Resorts LP,
750	6.875%, 11/01/14	711
1,000	7.000%, 08/15/12 (c)	985
265	7.125%, 11/01/13	256
1,010	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	212
1,000	MGM Mirage, Inc., 6.875%, 04/01/16 (c)	715
200	Royal Caribbean Cruises Ltd., (Liberia), 11.875%, 07/15/15	209
900	Seminole Hard Rock Entertainment, Inc., VAR, 3.129%, 03/15/14 (e)	684
1,000	Speedway Motorsports, Inc., 6.750%, 06/01/13	967
255	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/14	254
455	Vail Resorts, Inc., 6.750%, 02/15/14	437
350	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	321
		5,751
	Household Durables — 0.3%
1,500	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	1,451
	KB Home,
1,000	5.750%, 02/01/14	912
415	5.875%, 01/15/15	376
750	Meritage Homes Corp., 7.000%, 05/01/14	660
330	Simmons Co., SUB, 12/15/14	103
		3,502
	Leisure Equipment & Products — 0.1%
	Brunswick Corp.,
400	7.375%, 09/01/23	256
250	11.250%, 11/01/16 (e)	262
35	Freedom Group, Inc., 10.250%, 08/01/15 (c) (e)	36
450	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	364
		918

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   65

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — 1.3%
500	Block Communications, Inc., 8.250%, 12/15/15 (e)	450
	CBS Corp.,
750	8.625%, 08/01/12	811
160	8.875%, 05/15/19	172
690	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (c) (d)	697
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	302
1,500	Comcast Cable Holdings LLC, 9.800%, 02/01/12	1,699
	Comcast Corp.,
850	5.900%, 03/15/16	907
240	6.300%, 11/15/17	262
400	Dex Media, Inc., 8.000%, 11/15/13 (d)	76
530	DISH DBS Corp., 7.125%, 02/01/16	509
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,224
350	Interpublic Group of Cos., Inc., 10.000%, 07/15/17 (e)	366
	Lamar Media Corp.,
150	6.625%, 08/15/15 (c)	134
750	6.625%, 08/15/15	656
800	News America Holdings, Inc., 7.750%, 01/20/24	826
	News America, Inc.,
600	6.750%, 01/09/38	608
200	7.850%, 03/01/39 (e)	234
352	RH Donnelley, Inc., 11.750%, 05/15/15 (d) (e)	218
	Thomson Reuters Corp., (Canada),
410	5.950%, 07/15/13	442
200	6.500%, 07/15/18	224
335	Time Warner Cable, Inc., 7.300%, 07/01/38	379
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	484
1,000	8.875%, 10/01/12	1,153
750	10.150%, 05/01/12	874
50	Viacom, Inc., 6.875%, 04/30/36	53
125	WMG Acquisition Corp., 9.500%, 06/15/16 (e)	129
		13,889
	Multiline Retail — 0.2%
1,400	HSN, Inc., 11.250%, 08/01/16	1,456
194	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	145
310	Target Corp., 7.000%, 01/15/38	357
		1,958
	Specialty Retail — 0.3%
1,000	ACE Hardware Corp., 9.125%, 06/01/16 (e)	1,020
500	Brown Shoe Co., Inc., 8.750%, 05/01/12	484
500	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14 (c)	469
325	Ltd. Brands, Inc., 8.500%, 06/15/19 (e)	329
160	Sally Holdings LLC/Sally Capital, Inc., 9.250%, 11/15/14	165
200	Staples, Inc., 9.750%, 01/15/14	235
		2,702
	Textiles, Apparel & Luxury Goods — 0.0% (g)
250	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	214
	Total Consumer Discretionary	40,480
	Consumer Staples — 1.9%
	Beverages — 0.4%
	Anheuser-Busch Cos., Inc.,
325	5.500%, 01/15/18	331
550	5.750%, 04/01/36	528
	Anheuser-Busch InBev Worldwide, Inc.,
160	6.875%, 11/15/19 (e)	179
280	7.200%, 01/15/14 (e)	314
	Coca-Cola Enterprises, Inc.,
400	6.950%, 11/15/26	484
528	8.500%, 02/01/12	601
	Constellation Brands, Inc.,
330	7.250%, 09/01/16	319
1,000	7.250%, 05/15/17	968
575	Diageo Finance BV, (Netherlands), 5.300%, 10/28/15	616
		4,340
	Consumer Products — 0.1%
695	Jarden Corp., 7.500%, 05/01/17 (c)	669
	Food & Staples Retailing — 0.3%
225	CVS/Caremark Corp., 5.750%, 06/01/17	242
215	Kroger Co. (The), 6.400%, 08/15/17	238
750	New Albertson’s, Inc., 7.500%, 02/15/11	761
750	SUPERVALU, Inc., 8.000%, 05/01/16	738
	Wal-Mart Stores, Inc.,
160	5.250%, 09/01/35	159
1,000	6.200%, 04/15/38	1,116
260	7.550%, 02/15/30	337
		3,591

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — 0.8%
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	387
430	8.500%, 06/15/19	485
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	142
1,000	Cargill, Inc., 7.350%, 03/06/19 (e)	1,139
135	ConAgra Foods, Inc., 7.000%, 04/15/19	158
185	Del Monte Corp., 6.750%, 02/15/15	179
1,000	Diageo Investment Corp., 7.450%, 04/15/35	1,237
893	Eurofresh, Inc., 11.500%, 01/15/13 (d) (e)	13
235	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	247
	Kraft Foods, Inc.,
810	6.125%, 02/01/18	886
335	6.500%, 08/11/17	375
575	6.875%, 02/01/38	660
1,450	Land O’ Lakes, Inc., 9.000%, 12/15/10 (c)	1,470
765	Smithfield Foods, Inc., 7.750%, 05/15/13	631
550	Tyson Foods, Inc., 10.500%, 03/01/14	613
		8,622
	Household Products — 0.3%
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,134
875	Procter & Gamble - ESOP, 9.360%, 01/01/21	1,094
500	Spectrum Brands, Inc., 12.500%, 10/02/13 (c) (d)	360
	Visant Holding Corp.,
360	8.750%, 12/01/13	364
340	SUB, 10.250%, 12/01/13	343
		3,295
	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16 (e)	247
	Total Consumer Staples	20,764
	Energy — 2.4%
	Energy Equipment & Services — 0.5%
	Bristow Group, Inc.,
500	6.125%, 06/15/13	470
1,100	7.500%, 09/15/17	1,040
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	75
500	Halliburton Co., 7.450%, 09/15/39	617
161	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	151
1,000	Key Energy Services, Inc., 8.375%, 12/01/14	905
1,146	Oslo Seismic Services, Inc., 8.280%, 06/01/11 (i)	1,162
500	PHI, Inc., 7.125%, 04/15/13	464
		4,884
	Oil, Gas & Consumable Fuels — 1.9%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	718
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	382
100	7.950%, 06/15/39	117
225	8.700%, 03/15/19	265
175	Apache Corp., 6.900%, 09/15/18	207
225	Arch Western Finance LLC, 6.750%, 07/01/13	215
500	Bill Barrett Corp., 9.875%, 07/15/16	520
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	346
	Chesapeake Energy Corp.,
430	6.500%, 08/15/17	380
250	6.875%, 01/15/16	229
500	7.500%, 09/15/13	490
250	9.500%, 02/15/15	255
100	Cie Generale de Geophysique-Veritas, (France), 9.500%, 05/15/16 (e)	103
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	503
	ConocoPhillips,
275	5.750%, 02/01/19	301
600	6.500%, 02/01/39	694
100	Ecopetrol S.A., (Colombia), 7.625%, 07/23/19 (e)	107
1,800	El Paso Corp., 6.875%, 06/15/14	1,756
	EnCana Corp., (Canada),
150	6.500%, 05/15/19	166
215	6.625%, 08/15/37	233
200	EOG Resources, Inc., 6.875%, 10/01/18	234
500	Forest Oil Corp., 7.750%, 05/01/14	488
1,000	Frontier Oil Corp., 8.500%, 09/15/16	1,015
195	Gazprom International S.A., (Russia), 7.201%, 02/01/20	195
250	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 11.750%, 05/27/14 (e)	251
500	Holly Corp., 9.875%, 06/15/17 (e)	499
675	Holly Energy Partners LP, 6.250%, 03/01/15	607
	KazMunaiGaz Finance Sub BV, (Kazakhstan),
220	8.375%, 07/02/13	215
195	9.125%, 07/02/18 (e)	188
250	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	281

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   67

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
410	Marathon Oil Corp., 6.000%, 10/01/17	425
500	Mariner Energy, Inc., 11.750%, 06/30/16	527
450	Newfield Exploration Co., 7.125%, 05/15/18	438
138	Penn Virginia Corp., 10.375%, 06/15/16	145
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	424
335	7.875%, 06/15/26	371
115	Plains All American Pipelines LP, 6.500%, 05/01/18	122
150	Quicksilver Resources, Inc., 9.125%, 08/15/19	146
25	Range Resources Corp., 7.250%, 05/01/18	24
500	Sabine Pass LNG LP, 7.250%, 11/30/13	430
375	Southern Star Central Corp., 6.750%, 03/01/16	351
200	Southwestern Energy Co., 7.500%, 02/01/18 (e)	201
435	StatoilHydro ASA, (Norway), 7.150%, 11/15/25	517
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	871
1,000	Swift Energy Co., 7.125%, 06/01/17	790
120	Talisman Energy, Inc., (Canada), 7.750%, 06/01/19	140
825	Ultramar Diamond Shamrock Corp., 6.750%, 10/15/37	826
	Western Refining, Inc.,
250	11.250%, 06/15/17 (e)	221
250	VAR, 10.750%, 06/15/14 (c) (e)	230
250	Williams Cos., Inc., 7.625%, 07/15/19	271
	Williams Partners LP/Williams Partners Finance Corp.,
1,147	7.250%, 02/01/17	1,124
500	7.500%, 06/15/11	518
285	XTO Energy, Inc., 6.375%, 06/15/38	298
		21,370
	Total Energy	26,254
	Financials — 11.3%
	Capital Markets — 2.5%
440	Bank of New York Mellon Corp. (The), 5.125%, 08/27/13	473
	Bear Stearns Cos., LLC (The),
940	6.400%, 10/02/17 (y)	1,020
370	7.250%, 02/01/18 (y)	422
	Credit Suisse USA, Inc.,
500	5.500%, 08/15/13	535
1,690	6.125%, 11/15/11	1,816
1,000	FMR LLC, 4.750%, 03/01/13 (e)	996
	Goldman Sachs Group, Inc. (The),
650	5.150%, 01/15/14	678
780	5.250%, 10/15/13	823
450	5.750%, 10/01/16	466
2,100	5.950%, 01/18/18	2,186
115	6.250%, 09/01/17	122
2,000	6.600%, 01/15/12	2,165
965	6.750%, 10/01/37	966
180	7.500%, 02/15/19	207
	Jefferies Group, Inc.,
375	6.250%, 01/15/36	289
340	7.750%, 03/15/12	365
480	8.500%, 07/15/19	496
	Lehman Brothers Holdings, Inc.,
235	3.600%, 03/13/09 (d)	41
1,000	5.750%, 05/17/13 (d)	175
950	6.500%, 07/19/17 (d)	—	(h)
750	6.875%, 07/17/37 (d)	—	(h)
295	8.500%, 08/01/15 (d)	52
	Merrill Lynch & Co., Inc.,
1,100	4.790%, 08/04/10	1,128
900	5.700%, 05/02/17	843
1,710	6.875%, 04/25/18	1,746
	Morgan Stanley,
650	5.300%, 03/01/13	679
810	5.625%, 01/09/12	855
150	6.000%, 05/13/14	159
1,315	6.000%, 04/28/15	1,389
320	6.250%, 08/28/17	330
1,040	6.600%, 04/01/12	1,130
1,250	6.625%, 04/01/18	1,336
1,850	6.750%, 04/15/11	1,967
113	Northern Trust Corp., 5.500%, 08/15/13	123
	UBS AG, (Switzerland),
900	5.750%, 04/25/18	884
450	5.875%, 12/20/17	446
		27,308
	Commercial Banks — 3.0%
250	Bankers Trust Corp., 7.250%, 10/15/11	264
	Barclays Bank plc, (United Kingdom),
900	5.450%, 09/12/12	964
980	6.050%, 12/04/17 (e)	967
305	6.750%, 05/22/19	334

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	BB&T Corp.,
500	4.900%, 06/30/17	471
1,000	6.500%, 08/01/11	1,046
150	6.850%, 04/30/19	163
1,750	Branch Banking & Trust Co., 4.875%, 01/15/13	1,788
	Credit Suisse, (Switzerland),
1,875	5.000%, 05/15/13	1,991
285	5.500%, 05/01/14	306
375	Deutsche Bank AG, (Germany), 3.875%, 08/18/14	377
500	Fifth Third Bancorp, 5.450%, 01/15/17	420
395	HSBC Bank, 6.000%, 08/09/17	415
2,000	Huntington National Bank (The), 8.000%, 04/01/10	2,007
700	KeyBank N.A., 5.700%, 08/15/12	687
725	Keycorp, 6.500%, 05/14/13	738
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,021
370	Marshall & Ilsley Corp., 5.350%, 04/01/11	360
	National City Bank,
1,500	4.625%, 05/01/13 (c)	1,482
145	VAR, 0.614%, 01/21/10	144
1,500	National Westminster Bank plc, (United Kingdom), 7.375%, 10/01/09	1,500
740	Northern Trust Co. (The), 5.850%, 11/09/17	790
1,250	PNC Funding Corp., 5.250%, 11/15/15	1,274
1,170	Regions Financial Corp., 7.375%, 12/10/37	889
1,344	Royal Bank of Scotland Group plc, (United Kingdom), ADR9.118%, 03/31/10	1,210
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	239
200	State Street Corp., 4.300%, 05/30/14	210
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	1,877
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,061
500	UnionBanCal Corp., 5.250%, 12/16/13	491
	Wachovia Bank N.A.,
2,110	5.600%, 03/15/16	2,135
500	6.600%, 01/15/38	520
1,555	Wachovia Corp., 5.750%, 02/01/18	1,633
1,665	Wells Fargo & Co., 5.625%, 12/11/17	1,744
670	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	674
		33,192
	Consumer Finance — 0.6%
	American Express Credit Corp.,
840	5.875%, 05/02/13	877
1,100	7.300%, 08/20/13	1,206
	Capital One Financial Corp.,
500	6.250%, 11/15/13	498
485	6.750%, 09/15/17	487
690	7.375%, 05/23/14	753
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,003
500	6.375%, 11/27/12	537
400	7.350%, 11/27/32	396
	John Deere Capital Corp.,
230	5.250%, 10/01/12	248
515	5.350%, 04/03/18	543
500	SLM Corp., 4.000%, 01/15/10	491
		7,039
	Diversified Financial Services — 2.7%
500	Associates Corp. of North America, 7.950%, 02/15/10	503
1,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	1,029
	Bank of America Corp.,
1,500	6.975%, 03/07/37	1,537
1,005	7.375%, 05/15/14	1,102
300	7.400%, 01/15/11	316
500	7.800%, 09/15/16	521
515	BP Capital Markets plc, (United Kingdom), 4.750%, 03/10/19	538
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	839
850	5.450%, 04/15/18	868
	Citigroup, Inc.,
1,550	5.500%, 02/15/17	1,370
1,350	6.000%, 08/15/17	1,269
260	6.375%, 08/12/14	263
645	6.875%, 06/01/25	558
425	8.500%, 05/22/19	465
	CME Group, Inc.,
1,500	5.400%, 08/01/13	1,615
200	5.750%, 02/15/14	219
	Deluxe Corp.,
58	5.125%, 10/01/14	49
75	7.375%, 06/01/15	67
	General Electric Capital Corp.,
1,000	4.375%, 11/21/11	1,034
1,115	5.625%, 05/01/18	1,110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   69

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
3,010	5.875%, 02/15/12 (c)	3,201
3,370	5.875%, 01/14/38	2,991
130	5.900%, 05/13/14	139
1,000	6.000%, 06/15/12	1,071
1,750	6.125%, 02/22/11	1,850
1,100	6.750%, 03/15/32	1,091
145	6.875%, 01/10/39	144
445	VAR, 0.510%, 08/15/11	433
210	International Lease Finance Corp., 5.875%, 05/01/13	165
110	National Gas Co. of Trinidad & Tobago Ltd., (Trinidad & Tobago), 6.050%, 01/15/36	86
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	402
400	7.250%, 03/01/12	441
	Textron Financial Corp.,
1,615	4.600%, 05/03/10	1,592
505	5.400%, 04/28/13	445
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	88
		29,411
	FDIC Guaranteed Securities — 0.2% (˜)
735	Bank of America Corp., 3.125%, 06/15/12	763
735	Citigroup, Inc., 2.875%, 12/09/11	759
750	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	782
		2,304
	Insurance — 1.9%
419	AIG Retirement Services, Inc., 8.125%, 04/28/23	349
190	Allstate Corp. (The), 7.450%, 05/16/19	220
517	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	546
435	American International Group, Inc., 5.600%, 10/18/16	292
315	Chubb Corp. (The), 5.750%, 05/15/18	342
1,800	Crum & Forster Holdings Corp., 7.750%, 05/01/17	1,629
855	Genworth Global Funding Trusts, 5.200%, 10/08/10	844
1,650	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	1,665
2,000	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	1,760
100	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	101
2,550	MetLife Life and Annuity Co. of Connecticut, 5.125%, 08/15/14 (e)	2,396
	MetLife, Inc.,
160	6.750%, 06/01/16	175
500	10.750%, 08/01/39 (c)	563
	Metropolitan Life Global Funding I,
190	5.125%, 04/10/13 (e)	196
875	5.200%, 09/18/13 (e)	887
600	5.750%, 07/25/11 (e)	617
1,680	New York Life Global Funding, 4.650%, 05/09/13 (e)	1,740
770	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	777
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	822
175	Principal Financial Group, Inc., 8.875%, 05/15/19	200
300	Principal Life Global Funding I, 5.250%, 01/15/13 (e)	305
	Principal Life Income Funding Trusts,
325	5.150%, 06/17/11	337
2,050	5.300%, 12/14/12	2,150
1,100	Protective Life Secured Trusts, 4.000%, 04/01/11	1,091
205	Prudential Financial, Inc., 7.375%, 06/15/19	223
1,705	Stingray Pass-Through Trust, (Cayman Islands), 5.902%, 01/12/15 (e) (i)	153
405	Travelers Cos, Inc. (The), 5.800%, 05/15/18	440
112	USI Holdings Corp., 9.750%, 05/15/15 (e)	91
		20,911
	Real Estate Investment Trusts (REITs) — 0.3%
	HRPT Properties Trust,
375	6.250%, 08/15/16	325
300	6.650%, 01/15/18	262
	Simon Property Group LP,
340	5.625%, 08/15/14	349
915	6.100%, 05/01/16	912
310	6.750%, 05/15/14	332
557	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	549
		2,729
	Real Estate Management & Development — 0.0% (g)
750	Forest City Enterprises, Inc., 7.625%, 06/01/15	470

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.1%
700	Countrywide Home Loans, Inc., 4.000%, 03/22/11	707
	Total Financials	124,071
	Health Care — 1.2%
	Biotechnology — 0.0% (g)
150	Amgen, Inc., 5.700%, 02/01/19	165
	Health Care Equipment & Supplies — 0.2%
	Baxter International, Inc.,
250	4.000%, 03/01/14	260
550	4.625%, 03/15/15	587
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	104
400	6.000%, 05/15/39	437
400	Hospira, Inc., 5.550%, 03/30/12	424
		1,812
	Health Care Providers & Services — 0.4%
400	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	402
1,000	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	945
350	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	354
	HCA, Inc.,
160	9.125%, 11/15/14	162
440	9.250%, 11/15/16	445
778	Health Management Associates, Inc., 6.125%, 04/15/16	694
220	Roche Holdings, Inc., 6.000%, 03/01/19 (e)	244
1,000	Tenet Healthcare Corp., 8.875%, 07/01/19 (e)	1,025
250	Ventas Realty LP/Ventas Capital Corp., 6.500%, 06/01/16	232
		4,503
	Life Sciences Tools & Services — 0.0% (g)
500	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16 (e)	510
	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.150%, 11/30/37	457
504	AstraZeneca plc, (United Kingdom), 5.400%, 09/15/12	553
500	Elan Finance plc/Elan Finance Corp., (Ireland), VAR, 4.440%, 11/15/11	470
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,076
435	Novartis Capital Corp., 4.125%, 02/10/14	456
250	Pfizer, Inc., 6.200%, 03/15/19	283
1,000	Schering-Plough Corp., 6.550%, 09/15/37	1,187
100	Valeant Pharmaceuticals International, 8.375%, 06/15/16 (e)	102
	Wyeth,
810	5.500%, 02/01/14	886
555	5.500%, 02/15/16	597
		6,067
	Total Health Care	13,057
	Industrials — 2.9%
	Aerospace & Defense — 0.5%
145	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	157
1,000	Esterline Technologies Corp., 6.625%, 03/01/17	937
250	ITT Corp., 6.125%, 05/01/19	268
	L-3 Communications Corp.,
265	5.875%, 01/15/15	248
1,500	6.375%, 10/15/15	1,414
1,000	McDonnell Douglas Corp., 9.750%, 04/01/12	1,176
750	Moog, Inc., 6.250%, 01/15/15	697
714	Systems 2001 AT LLC, (Cayman Islands), MBIA Insurance Corp, 7.156%, 12/15/11 (e)	714
		5,611
	Air Freight & Logistics — 0.1%
1,000	Federal Express Corp., 9.650%, 06/15/12	1,171
	Airlines — 0.3%
804	American Airlines Pass-Through Trust 1991, 10.180%, 01/02/13 (i)	555
250	American Airlines Pass-Through Trust 2009-1A, 10.375%, 07/02/19	260
	Continental Airlines, Inc.,
250	6.503%, 06/15/11	237
345	7.875%, 07/02/18	226
300	9.000%, 07/08/16	306
234	9.558%, 09/01/19 (i)	150
410	9.798%, 04/01/21	266
	Delta Air Lines, Inc.,
225	7.111%, 09/18/11	217
88	8.021%, 08/10/22	63
87	8.954%, 08/10/14	61
610	10.000%, 12/05/14 (d) (e)	259
1,443	UAL Pass-Through Trust, 7.336%, 07/02/19 (e)	866
		3,466

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   71

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Building Products — 0.2%
1,500	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	810
1,000	Masco Corp., 6.125%, 10/03/16	914
		1,724
	Commercial Services & Supplies — 0.3%
1,009	Allied Waste North America, Inc., 7.125%, 05/15/16 (c)	1,049
	Corrections Corp. of America,
572	6.250%, 03/15/13	559
1,050	6.750%, 01/31/14	1,021
750	FTI Consulting, Inc., 7.750%, 10/01/16	731
130	Power Sector Assets & Liabilities Management, (Philippines), 7.250%, 05/27/19 (e)	134
1,160	Quebecor World Capital ULC, (Canada), 8.750%, 03/15/16 (d) (e)	105
265	World Color Press, Inc., (Canada), 9.750%, 01/15/15 (d) (e)	24
1,145	World Color USA Corp., (Canada), 6.125%, 11/15/13 (d)	97
		3,720
	Construction & Engineering — 0.0% (g)
100	United Rentals North America, Inc., 10.875%, 06/15/16 (e)	102
	Electrical Equipment — 0.1%
100	Baldor Electric Co., 8.625%, 02/15/17	99
	Belden, Inc.,
500	7.000%, 03/15/17	458
250	9.250%, 06/15/19 (e)	251
		808
	Environmental Control — 0.0% (g)
100	Clean Harbors, Inc., 7.625%, 08/15/16 (e)	100
	Industrial Conglomerates — 0.3%
1,000	JB Poindexter & Co., Inc., 8.750%, 03/15/14	830
818	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (f)	—
174	Milacron Holdings, Inc.08/01/14 (f)	174
1,830	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,974
		2,978
	Machinery — 0.5%
550	Eaton Corp., 5.600%, 05/15/18	573
240	Ingersoll-Rand Co., 7.200%, 06/01/25	243
110	PACCAR, Inc., 6.375%, 02/15/12	119
440	Parker Hannifin Corp., 6.250%, 05/15/38	475
1,000	SPX Corp., 7.625%, 12/15/14	1,004
445	Terex Corp., 8.000%, 11/15/17	377
500	Valmont Industries, Inc., 6.875%, 05/01/14	497
1,500	Wabtec Corp., 6.875%, 07/31/13	1,498
1,000	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (f)	770
		5,556
	Marine — 0.1%
400	Stena AB, (Sweden), 7.500%, 11/01/13	360
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	653
		1,013
	Road & Rail — 0.5%
740	Burlington Northern and Santa Fe Railway Co. 2000 Pass Through Trust, 7.908%, 01/15/20	835
500	Burlington Northern Santa Fe Corp., 7.125%, 12/15/10	530
280	Canadian Pacific Ltd., (Canada), 9.450%, 08/01/21	361
165	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	189
825	CSX Corp., 7.375%, 02/01/19	957
	Erac USA Finance Co.,
250	6.375%, 10/15/17 (e)	245
800	6.700%, 06/01/34 (e)	698
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
352	7.375%, 06/01/14	311
350	7.625%, 12/01/13	317
500	RailAmerica, Inc., 9.250%, 07/01/17 (e)	517
329	RSC Equipment Rental, Inc., 9.500%, 12/01/14	295
650	United Rentals North America, Inc., 6.500%, 02/15/12	624
		5,879
	Trading Companies & Distributors — 0.0% (g)
157	Noble Group Ltd., (Bermuda), 6.625%, 03/17/15 (e)	152
	Total Industrials	32,280
	Information Technology — 0.9%
	Communications Equipment — 0.0% (g)
135	Nokia OYJ, (Finland), 5.375%, 05/15/19	141
	Computers & Peripherals — 0.3%
500	Dell, Inc., 7.100%, 04/15/28	534

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPALAMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Computers & Peripherals — Continued
	Hewlett-Packard Co.,
80	2.950%, 08/15/12	82
500	5.400%, 03/01/17	542
250	5.500%, 03/01/18	271
650	International Business Machines Corp., 7.000%, 10/30/25	771
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	895
100	Seagate Technology International, (Cayman Islands), 10.000%, 05/01/14 (e)	107
		3,202
	Electronic Equipment, Instruments & Components — 0.2%
769	Arrow Electronics, Inc., 6.875%, 07/01/13	827
678	Flextronics International Ltd., (Singapore), 6.250%, 11/15/14	624
	Sanmina-SCI Corp.,
185	6.750%, 03/01/13 (c)	170
355	8.125%, 03/01/16	306
750	VAR, 3.379%, 06/15/14 (e)	656
		2,583
	IT Services — 0.1%
900	Electronic Data Systems Corp., 6.000%, 08/01/13	1,000
200	SunGard Data Systems, Inc., 10.250%, 08/15/15	198
		1,198
	Semiconductors & Semiconductor Equipment — 0.1%
1,300	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), 6.875%, 12/15/11 (d) (i)	—	(h)
	NXP BV/NXP Funding LLC, (Netherlands),
125	7.875%, 10/15/14	87
375	VAR, 3.259%, 10/15/13 (c)	232
390	Sensata Technologies BV, (Netherlands), 8.000%, 05/01/14	334
500	Spansion, Inc., VAR, 06/01/13 (d) (e)	444
		1,097
	Software — 0.2%
	Oracle Corp.,
1,000	5.250%, 01/15/16	1,076
1,030	6.500%, 04/15/38	1,192
		2,268
	Total Information Technology	10,489
	Materials — 1.9%
	Chemicals — 0.5%
200	Ashland, Inc., 9.125%, 06/01/17 (e)	210
525	Monsanto Co., 7.375%, 08/15/12	600
	Mosaic Co. (The),
500	7.375%, 12/01/14 (e)	528
625	7.625%, 12/01/16 (e)	644
255	PolyOne Corp., 8.875%, 05/01/12	250
	Potash Corp. of Saskatchewan, Inc., (Canada),
450	4.875%, 03/01/13	473
753	7.750%, 05/31/11	826
	Praxair, Inc.,
735	4.625%, 03/30/15	794
650	5.250%, 11/15/14	718
490	Terra Capital, Inc., 7.000%, 02/01/17	462
445	Westlake Chemical Corp., 6.625%, 01/15/16 (c)	423
		5,928
	Construction Materials — 0.1%
500	Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	420
75	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	58
		478
	Containers & Packaging — 0.4%
	Ball Corp.,
125	7.125%, 09/01/16	125
125	7.375%, 09/01/19	125
2,000	Constar International, Inc., VAR, 4.258%, 02/15/12	1,600
750	Owens Brockway Glass Container, Inc., 8.250%, 05/15/13	757
500	Sealed Air Corp., 7.875%, 06/15/17 (e)	525
700	Silgan Holdings, Inc., 7.250%, 08/15/16 (e)	693
600	Solo Cup Co., 10.500%, 11/01/13 (c) (e)	630
		4,455
	Metals & Mining — 0.5%
370	Alcoa, Inc., 5.550%, 02/01/17	350
200	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19	228
	BHP Billiton Finance USA Ltd., (Australia),
570	4.800%, 04/15/13	604
575	5.400%, 03/29/17	611
1,086	California Steel Industries, Inc., 6.125%, 03/15/14	991

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   73

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Metals & Mining — Continued
750	FMG Finance Pty Ltd., (Australia), 10.625%, 09/01/16 (e)	806
255	Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	266
1,500	Steel Dynamics, Inc., 6.750%, 04/01/15	1,399
	United States Steel Corp.,
474	6.050%, 06/01/17	441
23	7.000%, 02/01/18	22
		5,718
	Paper & Forest Products — 0.4%
	Abitibi-Consolidated Co. of Canada, (Canada),
100	8.375%, 04/01/15 (d)	11
316	13.750%, 04/01/11 (d) (e)	300
410	Abitibi-Consolidated, Inc., (Canada), 8.850%, 08/01/30 (d)	45
675	Cascades, Inc., (Canada), 7.250%, 02/15/13	636
	Domtar Corp.,
500	7.125%, 08/15/15	481
19	7.875%, 10/15/11	20
200	10.750%, 06/01/17	218
	Georgia-Pacific LLC,
345	7.000%, 01/15/15 (e)	332
875	7.125%, 01/15/17 (e)	840
400	8.250%, 05/01/16 (e)	404
200	International Paper Co., 9.375%, 05/15/19	225
1,000	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	628
		4,140
	Total Materials	20,719
	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.7%
900	AT&T Corp., 8.000%, 11/15/31	1,117
	AT&T, Inc.,
220	5.600%, 05/15/18	232
465	5.800%, 02/15/19	499
1,500	6.300%, 01/15/38	1,575
	BellSouth Corp.,
1,285	5.200%, 09/15/14	1,395
100	6.875%, 10/15/31	109
800	Cincinnati Bell, Inc., 7.250%, 07/15/13	776
	Deutsche Telekom International Finance BV, (Netherlands),
100	6.750%, 08/20/18	113
1,000	8.750%, 06/15/30	1,331
195	Digicel Group Ltd., (Bermuda), 8.875%, 01/15/15 (e)	174
1,000	Frontier Communications Corp., 6.250%, 01/15/13	944
665	Nordic Telephone Co. Holdings ApS, (Denmark), 8.875%, 05/01/16 (e)	675
159	Nynex Corp., 9.550%, 05/01/10	165
385	Qwest Communications International, Inc., 7.250%, 02/15/11	382
	Qwest Corp.,
1,000	7.875%, 09/01/11	1,020
250	8.875%, 03/15/12	258
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	588
190	7.721%, 06/04/38	222
	Telefonica Emisiones S.A.U., (Spain),
600	5.855%, 02/04/13	650
80	5.877%, 07/15/19	87
1,250	TELUS Corp., (Canada), 8.000%, 06/01/11	1,361
267	United Telephone Co. of Florida, 8.375%, 01/15/25	296
400	Verizon Communications, Inc., 6.900%, 04/15/38	458
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,245
	Windstream Corp.,
525	8.125%, 08/01/13	525
1,250	8.625%, 08/01/16	1,255
		18,452
	Wireless Telecommunication Services — 0.8%
480	American Tower Corp., 7.250%, 05/15/19 (c) (e)	472
450	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	455
	Cricket Communications, Inc.,
140	7.750%, 05/15/16 (e)	136
215	9.375%, 11/01/14	202
260	MetroPCS Wireless, Inc., 9.250%, 11/01/14	255
1,750	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	1,898
750	Nextel Communications, Inc., 7.375%, 08/01/15	640
270	NII Capital Corp., 10.000%, 08/15/16 (e)	267
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	272

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
	SBA Telecommunications, Inc.,
50	8.000%, 08/15/16 (e)	50
50	8.250%, 08/15/19 (e)	50
	Sprint Capital Corp.,
370	8.375%, 03/15/12	371
800	8.750%, 03/15/32	664
125	Sprint Nextel Corp., 8.375%, 08/15/17	119
1,425	Verizon Wireless Capital LLC, 5.550%, 02/01/14 (e)	1,541
870	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	901
	Wind Acquisition Finance S.A., (Luxembourg),
490	10.750%, 12/01/15 (e)	527
275	11.750%, 07/15/17 (e)	298
		9,118
	Total Telecommunication Services	27,570
	Utilities — 3.5%
	Electric Utilities — 2.1%
505	Alabama Power Co., 6.125%, 05/15/38	567
	Carolina Power & Light Co.,
90	5.300%, 01/15/19	96
500	6.300%, 04/01/38	579
1,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	1,070
100	Centrais Eletricas Brasileiras S.A., (Brazil), 6.875%, 07/30/19 (e)	106
	Duke Energy Carolinas LLC,
500	5.625%, 11/30/12	548
1,100	6.050%, 04/15/38	1,232
500	6.250%, 01/15/12	544
	Edison Mission Energy,
500	7.000%, 05/15/17	382
800	7.200%, 05/15/19	580
500	7.750%, 06/15/16	407
115	Florida Power Corp., 5.650%, 06/15/18	126
357	FPL Energy National Wind, 6.125%, 03/25/19 (e)	333
	FPL Group Capital, Inc.,
275	5.350%, 06/15/13	293
265	7.875%, 12/15/15	321
	Georgia Power Co.,
562	5.250%, 12/15/15	606
140	5.950%, 02/01/39	151
100	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	97
860	Midamerican Energy Co., 5.300%, 03/15/18	905
810	Midamerican Funding LLC, 6.750%, 03/01/11	862
1,044	Midwest Generation LLC, 8.560%, 01/02/16	1,033
270	Mirant Americas Generation LLC, 8.300%, 05/01/11	271
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	303
100	Nisource Finance Corp., 10.750%, 03/15/16	117
1,010	Pacific Gas & Electric Co., 5.625%, 11/30/17	1,095
	Pacificorp,
1,900	5.750%, 04/01/37	2,028
250	7.240%, 08/16/23	294
	Peco Energy Co.,
1,880	5.350%, 03/01/18	1,985
500	5.950%, 11/01/11 (c)	541
360	Potomac Electric Power Co., 6.500%, 11/15/37	407
50	Progress Energy, Inc., 6.050%, 03/15/14	55
1,400	PSEG Power LLC, 7.750%, 04/15/11	1,509
35	Public Service Co. of Colorado, 6.500%, 08/01/38	42
200	Public Service Co. of New Mexico, 7.950%, 05/15/18	200
1,100	Public Service Co. of Oklahoma, 6.625%, 11/15/37	1,149
155	Public Service Electric & Gas Co., 5.300%, 05/01/18	166
500	San Diego Gas & Electric Co., 6.000%, 06/01/39	561
	Southern California Edison Co.,
450	5.550%, 01/15/37	474
285	5.950%, 02/01/38	318
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	165
235	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	156
120	Union Electric Co., 8.450%, 03/15/39	158
235	Virginia Electric and Power Co., 6.350%, 11/30/37	266
		23,098
	Gas Utilities — 0.6%
600	Atmos Energy Corp., 5.125%, 01/15/13	621
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	566
155	EQT Corp., 8.125%, 06/01/19	174
940	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	1,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   75

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Gas Utilities — Continued
270	Sonat, Inc., 7.625%, 07/15/11	274
835	Southern California Gas Co., 4.375%, 01/15/11	862
210	Texas Eastern Transmission LP, 7.300%, 12/01/10	216
	TransCanada Pipelines Ltd., (Canada),
1,505	4.000%, 06/15/13	1,529
1,000	6.200%, 10/15/37	1,050
		6,297
	Independent Power Producers & Energy Traders — 0.4%
750	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	671
397	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	369
2,013	Mirant Mid Atlantic LLC, 9.125%, 06/30/17	2,023
335	NRG Energy, Inc., 7.375%, 02/01/16	320
401	Ormat Funding Corp., 8.250%, 12/30/20	329
	RRI Energy, Inc.,
72	6.750%, 12/15/14	72
750	7.875%, 06/15/17 (c)	666
		4,450
	Multi-Utilities — 0.3%
1,591	AES Corp. (The), 8.750%, 05/15/13 (e)	1,615
400	Dominion Resources, Inc., 7.000%, 06/15/38	468
160	DTE Energy Co., 7.625%, 05/15/14	173
505	Mirant North America LLC, 7.375%, 12/31/13	485
	Sempra Energy,
255	6.150%, 06/15/18	274
75	6.500%, 06/01/16	82
220	8.900%, 11/15/13	258
50	9.800%, 02/15/19	63
		3,418
	Water Utilities — 0.1%
925	American Water Capital Corp., 6.085%, 10/15/17	960
	Total Utilities	38,223
	Total Corporate Bonds (Cost $360,243)	353,907
Foreign Government Securities — 0.8%
100	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	103
90	Citigroup Funding, Inc., CLN, 9.000%, 12/17/10 (linked to Republic of Nigeria Treasury Bond, 9.000%, 12/14/10; credit rating B+), (Nigeria)12/17/10 (e) (i)	67
110	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.650%, 09/07/11	97
120	CS International for City of Kiev Ukraine, (Ukraine), 8.250%, 11/26/12 (e)	90
	Federal Republic of Brazil, (Brazil),
562	8.000%, 01/15/18	639
70	8.250%, 01/20/34	87
90	8.750%, 02/04/25	112
165	8.875%, 10/14/19	206
69	12.250%, 03/06/30	115
BRL340	12.500%, 01/05/22	200
202	Government of Dominican Republic, (Dominican Republic), 9.040%, 01/23/18 (e)	189
120	Government of Ukraine, (Ukraine), 6.580%, 11/21/16 (e)	99
117	IIRSA Norte Finance Ltd., (Peru), 8.750%, 05/30/24	117
	Republic of Argentina, (Argentina),
446	SUB, 2.500%, 12/31/38 (a)	122
316	8.280%, 12/31/33	183
	Republic of Colombia, (Colombia),
230	7.375%, 03/18/19	252
120	11.750%, 02/25/20	166
COP123,000	12.000%, 10/22/15	70
65	Republic of Costa Rica, (Costa Rica), 9.995%, 08/01/20	80
45	Republic of El Salvador, (El Salvador), 8.250%, 04/10/32 (e)	43
130	Republic of Gabon, (Gabon), 8.200%, 12/12/17 (e)	127
30	Republic of Guatemala, (Guatemala), 9.250%, 08/01/13	34
	Republic of Indonesia, (Indonesia),
100	6.750%, 03/10/14	105
150	7.750%, 01/17/38	154
390	11.625%, 03/04/19 (e)	525
	Republic of Panama, (Panama),
105	6.700%, 01/26/36	107
140	7.250%, 03/15/15	155
90	9.375%, 04/01/29	115
	Republic of Peru, (Peru),
83	8.375%, 05/03/16	98
238	8.750%, 11/21/33	294
88	9.875%, 02/06/15	109
290	Republic of Philippines, (Philippines), 8.250%, 01/15/14	331

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — Continued
395		Republic of Turkey, (Turkey), 7.250%, 03/15/15	427
		Republic of Uruguay, (Uruguay),
UYU2,895		6.116%, 09/14/18	162
170		7.625%, 03/21/36	173
		Republic of Venezuela, (Venezuela),
709		5.750%, 02/26/16	485
336		9.000%, 05/07/23	232
150		9.250%, 05/07/28	104
1,051		Russian Federation, (Russia), SUB, 7.500%, 03/31/30	1,074
		United Mexican States, (Mexico),
200		5.950%, 03/19/19	203
166		6.050%, 01/11/40	156
MXN1,430		8.000%, 12/19/13	110
MXN340		9.000%, 12/20/12	27
		Total Foreign Government Securities (Cost $8,151)	8,344
Mortgage Pass-Through Securities — 6.6%
		Federal Home Loan Mortgage Corp.,
779		ARM, 5.656%, 03/01/36	820
1,264		ARM, 5.757%, 03/01/36	1,335
345		ARM, 6.085%, 05/01/37	365
1,743		ARM, 6.120%, 10/01/37	1,851
864		ARM, 6.594%, 08/01/36	924
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
3,189		4.000%, 08/01/18 - 05/01/19	3,285
1,655		4.500%, 10/01/18	1,736
1,099		5.500%, 01/01/21	1,166
1,118		6.500%, 07/01/14	1,180
180		7.000%, 05/01/11 - 06/01/11	188
39		7.500%, 09/01/10 - 05/01/11	40
8		8.500%, 06/01/10	8
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
2,515		6.500%, 11/01/22 - 03/01/26	2,732
647		7.000%, 01/01/27	708
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
615		4.000%, 09/01/33	602
269		6.000%, 02/01/29	287
2,060		6.500%, 01/01/24 - 11/01/36	2,205
2,041		7.000%, 09/01/24 - 10/01/36 (m)	2,242
221		7.500%, 10/01/19 - 10/01/30	243
212		8.000%, 08/01/27 - 03/01/30	241
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
372		7.000%, 12/01/14 - 03/01/16	396
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
8		7.500%, 02/01/17	8
—	(h)	8.000%, 02/01/10	—	(h)
15		12.000%, 08/01/15 - 07/01/19	17
1		13.000%, 06/01/14	1
—	(h)	13.500%, 01/01/11	—	(h)
—		14.500%, 12/01/10 - 03/01/11	—
—	(h)	14.750%, 03/01/10	—	(h)
—	(h)	15.000%, 03/01/11	—	(h)
		Federal National Mortgage Association,
749		ARM, 3.803%, 05/01/35	774
26		ARM, 4.750%, 10/01/33	27
373		ARM, 5.024%, 01/01/34	387
1,407		ARM, 5.676%, 03/01/37	1,479
1,872		ARM, 5.795%, 04/01/37	1,972
504		ARM, 5.897%, 06/01/37	539
1,353		ARM, 5.964%, 02/01/37	1,425
1,655		ARM, 6.208%, 07/01/37	1,756
616		ARM, 6.327%, 07/01/37	656
		Federal National Mortgage Association, 15 Year, Single Family,
9,042		3.500%, 09/01/18 - 07/01/19	8,906
6,030		4.000%, 07/01/18 - 12/01/18	6,238
666		4.500%, 07/01/18	698
3,609		5.000%, 05/01/18 - 11/01/18	3,821
2,182		5.500%, 08/01/17 - 07/01/20	2,329
2,230		6.000%, 01/01/14 - 08/01/22	2,383
178		6.500%, 05/01/13	190
—	(h)	7.000%, 03/01/15	—	(h)
36		7.500%, 02/01/12	37
77		8.000%, 01/01/16	81
49		8.500%, 11/01/11	50
1,481		Federal National Mortgage Association, 20 Year, Single Family, 6.500%, 11/01/18	1,616
554		Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	581
		Federal National Mortgage Association, 30 Year, Single Family,
742		5.500%, 12/01/28 - 07/01/29	781
916		6.500%, 04/01/28 - 08/01/29	991
1,682		7.000%, 03/01/28 - 06/01/33	1,852
1,961		7.500%, 09/01/25 - 11/01/38	2,138

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   77

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
—	(h)	8.000%, 08/01/22	—	(h)
115		8.500%, 10/01/25 - 12/01/25	127
8		9.000%, 01/01/19 - 04/01/25	9
44		12.500%, 01/01/16	49
1,272		Federal National Mortgage Association, 7 Year, Balloon, 3.500%, 09/01/10	1,296
		Federal National Mortgage Association, Other,
2,732		5.000%, 12/01/32 - 08/01/33	2,811
937		5.500%, 09/01/17	988
1,409		6.500%, 04/01/36 - 07/01/36	1,510
		Government National Mortgage Association II, 30 Year, Single Family,
26		6.500%, 02/20/29	28
141		7.500%, 08/20/25 - 07/20/27	158
279		8.000%, 08/20/26 - 08/20/28	315
		Government National Mortgage Association, 30 Year, Single Family,
643		6.500%, 02/15/28 - 10/15/29	696
242		7.000%, 01/15/23 - 02/15/28	267
212		7.250%, 07/15/21 - 01/15/28	234
114		7.500%, 10/15/22 - 09/15/29	127
10		7.750%, 02/15/27	11
8		8.500%, 11/15/25	9
162		9.000%, 04/15/16 - 01/15/25	181
5		10.000%, 11/15/20	6
3		13.000%, 01/15/15	4
		Total Mortgage Pass-Through Securities (Cost $70,016)	73,113
Municipal Bond — 0.2%
		Illinois — 0.2%
1,960		State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33 (Cost $1,960)	1,773
U.S. Government Agency Securities — 1.1%
		Federal Home Loan Banks,
1,500		1.750%, 08/22/12	1,496
635		5.375%, 05/18/16	711
		Federal Home Loan Mortgage Corp.,
915		2.500%, 04/23/14	912
385		6.750%, 09/15/29	475
		Federal National Mortgage Association,
3,505		1.375%, 04/28/11 (c)	3,531
1,995		1.750%, 03/23/11 (c)	2,021
825		5.000%, 05/11/17	904
1,000		8.200%, 03/10/16	1,273
485		New Valley Generation II, 5.572%, 05/01/20	515
		Total U.S. Government Agency Securities (Cost $11,463)	11,838
U.S. Treasury Obligations — 10.5%
		U.S. Treasury Bonds,
85		3.500%, 02/15/39	75
555		4.375%, 02/15/38	573
3,890		4.500%, 05/15/38	4,097
1,000		5.500%, 08/15/28	1,177
2,340		6.000%, 02/15/26	2,871
4,600		7.125%, 02/15/23	6,094
100		7.250%, 05/15/16	126
5,700		7.250%, 08/15/22	7,597
1,625		7.875%, 02/15/21	2,233
5,000		8.125%, 08/15/21	7,027
6,425		8.750%, 05/15/17	8,835
10,730		8.875%, 08/15/17 (m)	14,918
1,000		8.875%, 02/15/19 (c)	1,435
5,000		9.000%, 11/15/18 (m)	7,200
		U.S. Treasury Bonds Coupon STRIPS,
308		05/15/14 (c)	275
2,000		11/15/14	1,744
2,425		11/15/15 (c)	2,013
3,980		05/15/16	3,216
3,916		02/15/17	3,023
12,074		05/15/17 (c)	9,204
1,165		08/15/17	876
4,920		11/15/17	3,646
555		05/15/18	404
1,250		08/15/18 (c)	895
5,185		11/15/20	3,267
2,900		02/15/25 (c)	1,458
1,000		U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	1,607
		U.S. Treasury Notes,
5,225		0.875%, 04/30/11	5,233
10,000		1.875%, 06/15/12 (c)	10,130
925		2.250%, 05/31/14	923
100		2.375%, 03/31/16	97
3,175		3.125%, 05/15/19 (c)	3,100
45		3.250%, 12/31/09 (k)	45
320		4.000%, 02/15/15	343
85		4.500%, 09/30/11	91
		Total U.S. Treasury Obligations (Cost $108,443)	115,848

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — 0.1%
		Consumer Discretionary — 0.0% (g)
		Media — 0.0% (g)
1		Time Warner Cable, Inc.	19
		Industrials — 0.1%
		Airlines — 0.0% (g)
9		Delta Air Lines, Inc. (a)	66
		Industrial Conglomerates — 0.1%
1		Milacron, (Netherlands), ADR (a) (f)	530
		Total Industrials	596
		Materials — 0.0% (g)
		Containers & Packaging — 0.0% (g)
8		Constar International, Inc. (a)	98
14		Portola Packaging (a) (f)	57
		Total Materials	155
		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
2		AboveNet, Inc. (a)	157
—	(h)	XO Holdings, Inc. (a)	—	(h)
			157
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)
		Total Telecommunication Services	157
		Utilities — 0.0% (g)
		Independent Power Producers & Energy Traders — 0.0% (g)
1		NRG Energy, Inc. (a)	27
		Total Common Stocks (Cost $1,636)	954

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 2.6%
	Consumer Discretionary — 0.7%
	Auto Components — 0.0% (g)
454	Delphi Corp., Initial Tranche C, 10.500%, 06/30/09 (d)	246
	Automobiles — 0.1%
	Ford Motor Co., Term Loan B,
95	3.280%, 12/15/13	82
1,416	3.510%, 12/15/13	1,227
		1,309
	Gaming — 0.1%
500	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	160
1,000	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	195
665	Venetian Macau, Term B Funded Project Loan, 2.850%, 05/25/13	609
		964
	Hotels, Restaurants & Leisure — 0.0% (g)
359	Herbst Gaming, Delayed Draw, 12.500%, 01/03/14 (d)	185
	Leisure Equipment & Products — 0.0% (g)
308	True Temper Sports, Inc., 2nd Lien Term Loan, 6.600%, 06/30/11 (d)	62
	Media — 0.4%
27	Cenveo Corp., Delayed Draw Term Loan C, 5.109%, 06/21/13	26
934	Cenveo Corp., Term Loan C, 5.109%, 06/21/13	902
985	Charter Communications, 1st Lien Term Loan, 6.250%, 03/06/14	914
	Dex Media West, Term Loan B,
689	7.000%, 10/24/14	590
36	7.000%, 10/24/14	31
18	7.000%, 10/24/14	16
145	High Plains Broadcasting Operating Co. LLC, Term Loan, 7.250%, 09/14/16	102
	Idearc, Inc., Term Loan B,
64	3.220%, 11/17/14 (d)	29
1,378	3.220%, 11/17/14 (d)	620
	Newport Television LLC, Term Loan,
185	7.250%, 09/14/16	129
364	8.000%, 09/14/16	255
	Univision Communications, Inc., 1st Lien Term Loan,
30	2.511%, 09/20/14	24
470	2.511%, 09/20/14	367
		4,005
	Textiles, Apparel & Luxury Goods — 0.1%
	Polymer Group, Inc., Term Loan B,
244	2.520%, 11/22/12	243
10	2.560%, 11/22/12	10
116	3.500%, 11/22/12	116
		369
	Total Consumer Discretionary	7,140

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   79

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Consumer Staples — 0.2%
		Household Products — 0.2%
		Spectrum Brands, Inc., Letter of Credit,
22		0.131%, 03/30/13 (d)	20
15		6.250%, 03/30/13 (d)	14
2,165		Spectrum Brands, Inc., Term Loan B, 6.250%, 03/30/13 (d)	2,022
		Total Consumer Staples	2,056
		Financials — 0.2%
		Diversified Financial Services — 0.2%
2,000		CIT Group, Inc., Term Loan, (Germany), 10.279%, 01/20/12	2,086
		Health Care — 0.0% (g)
		Health Care Providers & Services — 0.0% (g)
59		Community Health Systems, Inc., Term Loan, 2.511%, 07/25/14	55
444		HCA, Inc., Term Loan B, 2.848%, 11/18/13	418
		Total Health Care	473
		Industrials — 0.3%
		Aerospace & Defense — 0.0% (g)
—	(h)	Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 2.598%, 03/26/14	—	(h)
207		Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.261%, 03/26/14	153
			153
		Airlines — 0.1%
		Delta Airlines, Inc., 1st Lien Term Loan,
37		0.131%, 04/30/12	33
15		2.261%, 04/30/12	13
928		2.276%, 04/30/12	832
			878
		Building Products — 0.0% (g)
73		Jacuzzi Brands Corp., 1st Lien Letter of Credit, 0.498%, 02/07/14	36
817		Jacuzzi Brands Corp., 1st Lien Term Loan B, 2.511%, 02/07/14	405
			441
		Commercial Services & Supplies — 0.2%
		Clarke American Corp., Term Loan B,
511		2.761%, 06/27/14	417
278		2.761%, 06/27/14	227
313		2.761%, 06/27/14	255
126		2.761%, 06/27/14	103
531		2.761%, 06/27/14	433
349		3.098%, 06/27/14	285
356		3.098%, 06/27/14	290
			2,010
		Total Industrials	3,482
		Information Technology — 0.2%
		IT Services — 0.2%
906		CompuCom Systems, Term Loan, 3.770%, 08/23/14	834
		First Data Corp., Initial Tranche B-1 Term Loan,
47		3.011%, 09/24/14	39
809		3.018%, 09/24/14	675
		First Data Corp., Initial Tranche B-3 Term Loan,
32		3.011%, 09/24/14	27
300		3.018%, 09/24/14	249
257		3.018%, 09/24/14	214
		Total Information Technology	2,038
		Materials — 0.4%
		Chemicals — 0.2%
1,442		Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.848%, 05/15/14	1,060
28		Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.768%, 12/22/13	14
12		Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.768%, 12/20/13	6
35		Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 4.018%, 12/22/14	17
35		Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 4.018%, 12/22/14	17
35		Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 4.018%, 12/22/14	17
		Lyondell Chemical Co., Roll-Up DIP Term Loan,
268		5.807%, 12/15/09	249
270		5.940%, 12/15/09	251
86		Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.768%, 12/20/13	42
150		Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	72
150		Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	72
150		Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	72
45		Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.768%, 12/20/14	22
			1,911

SEE NOTES TO FINANCIAL STATEMENTS.

80   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Diversified Manufacturing — 0.0% (g)
986		BOC Edwards, 1st Priority Lien Term Loan, 2.285%, 05/31/14	611
		Paper & Forest Products — 0.2%
1,734		Abitibi, Inc., Term Loan, 11.000%, 03/31/11 (d)	1,350
		New Page Corp., Term Loan,
353		4.063%, 12/21/14	327
134		4.063%, 12/21/14	124
		Smurfit Stone Container Enterprise, Canadian Revolver,
—	(h)	1.250%, 11/01/11	—	(h)
11		2.880%, 11/01/11	11
51		2.880%, 11/01/11	48
10		5.000%, 11/01/11	9
43		Smurfit Stone Container Enterprise, LC Deposit, 4.500%, 11/01/11	41
49		Smurfit Stone Container Enterprise, Term Loan B, 2.570%, 11/01/11	47
93		Smurfit Stone Container Enterprise, Term Loan C, 2.570%, 11/01/11	88
28		Smurfit Stone Container Enterprise, Tranche C-1 Term Loan, 2.570%, 11/01/11	26
		Smurfit Stone Container Enterprise, U.S. Revolver,
32		1.250%, 11/01/11	31
70		2.820%, 11/01/11	66
15		4.500%, 11/01/11	14
98		Smurfit Stone Container, Term Loan, 2.820%, 11/01/11	93
			2,275
		Total Materials	4,797
		Utilities — 0.6%
		Independent Power Producers & Energy Traders — 0.6%
3,308		Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	3,038
293		NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.498%, 02/01/13	277
		NRG Energy, Inc. (Opco), Term Loan B,
485		2.011%, 02/01/13	458
1,227		2.098%, 02/01/13	1,157
		Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
2,438		3.776%, 10/10/14	1,849
19		3.785%, 10/10/14	14
			6,793
		Total Utilities	6,793
		Total Loan Participations & Assignments (Cost $33,438)	28,865

NUMBER OF WARRANTS
Warrant - 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc., Class W, expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	35
	XO Holdings, Inc.,
1	Class B, expiring 1/16/10 (Strike Price $6.25) (a)	—	(h)
1	Class B, expiring 1/16/10 (Strike Price $7.50) (a)	—	(h)
1	Class B, expiring 1/16/10 (Strike Price $10.00) (a)	—	(h)
	Total Warrants (Cost $112)	35

SHARES
Short-Term Investment — 11.9%
	Investment Company — 11.9%
131,267	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270 (b) (l) (Cost $131,267)	131,267
Investments of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
38,947	JPMorgan Prime Money Market Fund, Capital Shares, 0.270% (b) (l) (Cost $38,947)	38,947
	Total Investments — 101.6% (Cost $1,123,312)	1,117,029
	Liabilities in Excess of Other Assets — (1.6)%	(17,860)
	NET ASSETS — 100.0%	$1,099,169

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   81

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 08/31/09	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	30 Year U.S. Treasury Bond	12/21/09	$1,078	$4
5	2 Year U.S. Treasury Note	12/31/09	1,081	2
	Short Futures Outstanding
(5)	10 Year U.S. Treasury Note	12/21/09	(586)	(3)
(8)	5 Year U.S. Treasury Note	12/31/09	(922)	(5)
				$(2)

Credit Default Swaps — Sell Protection [1]
Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 08/31/09 [2]	NOTIONAL AMOUNT [3]	VALUE	UPFRONT PREMIUMS (PAID)/RECEIVED [4]
Goldman Sachs Capital Management:
FSA Global Funding Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	7.535%	1,000	$(160)	$—

[1]	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

[3]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to make and a buyer of credit protection would receive, upon occurrence of a credit event.

[4]	Upfront premiums generally relate to payments made or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors.

SEE NOTES TO FINANCIAL STATEMENTS.

82   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 45.8%
	Agency CMO — 45.8%
	Federal Home Loan Mortgage Corp. REMICS,
145	Series 1343, Class LA, 8.000%, 08/15/22	159
1,017	Series 1367, Class K, 5.500%, 09/15/22	1,082
197	Series 1591, Class E, 10.000%, 10/15/23	224
1,800	Series 1633, Class Z, 6.500%, 12/15/23	1,951
2,707	Series 1694, Class PK, 6.500%, 03/15/24	2,928
8,837	Series 1785, Class A, 6.000%, 10/15/23	9,391
534	Series 1999, Class PU, 7.000%, 10/15/27	582
985	Series 2031, Class PG, 7.000%, 02/15/28	1,143
2,622	Series 2035, Class PC, 6.950%, 03/15/28	2,801
2,338	Series 2064, Class PD, 6.500%, 06/15/28 (m)	2,493
2,189	Series 2095, Class PE, 6.000%, 11/15/28	2,348
699	Series 2152, Class BD, 6.500%, 05/15/29	759
4,702	Series 2162, Class TH, 6.000%, 06/15/29	5,047
408	Series 2345, Class PQ, 6.500%, 08/15/16	440
2,431	Series 2367, Class ME, 6.500%, 10/15/31	2,615
8,099	Series 2480, Class EJ, 6.000%, 08/15/32	8,658
6,000	Series 2562, Class PG, 5.000%, 01/15/18	6,364
4,769	Series 2571, Class PV, 5.500%, 01/15/14	5,074
10,000	Series 2580, Class QM, 5.000%, 10/15/31	10,313
2,732	Series 2611, Class QZ, 5.000%, 05/15/33	2,752
10,000	Series 2630, Class KS, 4.000%, 01/15/17	10,384
10,000	Series 2631, Class TE, 4.500%, 02/15/28	10,224
1,074	Series 2647, Class A, 3.250%, 04/15/32	1,063
6,571	Series 2651, Class VZ, 4.500%, 07/15/18	6,881
9,000	Series 2656, Class BG, 5.000%, 10/15/32	9,332
10,000	Series 2684, Class PD, 5.000%, 03/15/29	10,469
2,500	Series 2688, Class DG, 4.500%, 10/15/23	2,528
8,588	Series 2727, Class PE, 4.500%, 07/15/32	8,717
5,000	Series 2749, Class TD, 5.000%, 06/15/21	5,205
6,000	Series 2773, Class TB, 4.000%, 04/15/19	5,970
4,730	Series 2780, Class TD, 5.000%, 04/15/28	4,944
7,450	Series 2841, Class AT, 4.000%, 08/15/19	7,383
3,600	Series 2882, Class QD, 4.500%, 07/15/34	3,716
5,218	Series 2927, Class GA, 5.500%, 10/15/34	5,551
5,000	Series 2929, Class PC, 5.000%, 01/15/28	5,206
5,500	Series 2931, Class QD, 4.500%, 02/15/20	5,668
13,306	Series 2976, Class HP, 4.500%, 01/15/33	13,712
10,600	Series 3036, Class ND, 5.000%, 05/15/34 (m)	10,974
4,475	Series 3045, Class HN, 4.500%, 09/15/33	4,652
3,318	Series 3085, Class VS, IF, 27.629%, 12/15/35	4,508
5,500	Series 3114, Class KB, 5.000%, 09/15/27	5,775
7,175	Series 3181, Class OP, PO, 07/15/36	6,371
4,500	Series 3188, Class GE, 6.000%, 07/15/26	4,847
21,356	Series 3325, Class JL, 5.500%, 06/15/37	22,700
146	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, IO, 7.000%, 11/01/23	28
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
3,042	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	3,276
3,527	Series T-54, Class 2A, 6.500%, 02/25/43	3,809
1,435	Series T-56, Class A, PO, 05/25/43	997
2,211	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	2,390
	Federal National Mortgage Association Interest STRIPS,
4,411	Series 278, Class 1, VAR, 3.484%, 08/01/25	3,835
2,004	Series 278, Class 3, VAR, 3.150%, 11/01/23	1,736
4,051	Series 343, Class 23, IO, 4.000%, 10/01/18	401
	Federal National Mortgage Association REMICS,
199	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	225
180	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	195
468	Series 1993-110, Class H, 6.500%, 05/25/23	500
368	Series 1993-146, Class E, PO, 05/25/23	338
6,503	Series 1993-155, Class PJ, 7.000%, 09/25/23	7,132
69	Series 1993-205, Class H, PO, 09/25/23	57
100	Series 1993-217, Class H, PO, 08/25/23	84
76	Series 1993-228, Class G, PO, 09/25/23	62
2,235	Series 1994-37, Class L, 6.500%, 03/25/24	2,401
7,617	Series 1994-43, Class PJ, 6.350%, 12/25/23	7,914
8,030	Series 1994-51, Class PV, 6.000%, 03/25/24	8,657
5,042	Series 1994-62, Class PJ, 7.000%, 01/25/24	5,281
4,499	Series 1998-58, Class PC, 6.500%, 10/25/28	4,849
729	Series 2000-8, Class Z, 7.500%, 02/20/30	793
3,120	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	511
1,177	Series 2002-2, Class UC, 6.000%, 02/25/17	1,256
2,038	Series 2002-3, Class PG, 5.500%, 02/25/17	2,170
6,502	Series 2002-73, Class OE, 5.000%, 11/25/17	6,901
2,397	Series 2002-86, Class EJ, 5.500%, 12/25/32	2,462
2,869	Series 2002-92, Class FB, VAR, 0.916%, 04/25/30	2,816
6,695	Series 2003-21, Class PZ, 4.500%, 03/25/33	6,602
15,200	Series 2003-35, Class MD, 5.000%, 11/25/16	15,887
1,041	Series 2003-67, Class SA, IF, HB, 43.773%, 10/25/31	1,641
1,940	Series 2003-70, Class BE, 3.500%, 12/25/25	1,954
5,000	Series 2003-74, Class VL, 5.500%, 11/25/22	5,291

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   83

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
20,000		Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	20,736
10,000		Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	10,148
16,000		Series 2004-7, Class JK, 4.000%, 02/25/19	16,085
4,637		Series 2004-46, Class QD, IF, HB, 22.937%, 03/25/34	5,237
6,090		Series 2004-54, Class FL, VAR, 0.666%, 07/25/34	5,904
11,271		Series 2004-60, Class PA, 5.500%, 04/25/34	11,922
5,000		Series 2005-16, Class LC, 5.500%, 05/25/28	5,199
7,805		Series 2005-22, Class EH, 5.000%, 04/25/35	8,095
3,697		Series 2005-29, Class AK, 4.500%, 04/25/35	3,871
7,745		Series 2005-58, Class EP, 5.500%, 07/25/35	8,253
7,093		Series 2005-83, Class LA, 5.500%, 10/25/35	7,545
5,498		Series 2005-116, Class PC, 6.000%, 01/25/36	5,986
36,189		Series 2006-51, Class FP, VAR, 0.616%, 03/25/36	35,142
2,649		Series 2006-69, Class SP, IF, 14.451%, 05/25/30	2,899
652		Series 2006-81, Class FA, VAR, 0.616%, 09/25/36	639
7,687		Series 2006-110, Class PO, PO, 11/25/36	6,652
38		Series G92-35, Class EB, 7.500%, 07/25/22	42
471		Series G92-44, Class ZQ, 8.000%, 07/25/22	518
		Federal National Mortgage Association Whole Loan,
603		Series 1999-W4, Class A9, 6.250%, 02/25/29	648
4,689		Series 2002-W7, Class A4, 6.000%, 06/25/29	5,015
1,644		Series 2003-W1, Class 1A1, 6.500%, 12/25/42	1,777
771		Series 2003-W1, Class 2A, 7.500%, 12/25/42	859
7,301		Series 2003-W18, Class 1A6, 5.370%, 08/25/43	7,128
5,914		Series 2005-W1, Class 1A2, 6.500%, 10/25/44	6,398
		Government National Mortgage Association,
1,176		Series 1998-22, Class PD, 6.500%, 09/20/28	1,268
676		Series 1999-17, Class L, 6.000%, 05/20/29	726
6,000		Series 2001-10, Class PE, 6.500%, 03/16/31	6,533
5,838		Series 2001-64, Class PB, 6.500%, 12/20/31	6,367
29,337		Series 2003-59, Class XA, IO, VAR, 2.061%, 06/16/34	2,069
3,285		Series 2004-27, Class PD, 5.500%, 04/20/34	3,429
3,066		Series 2004-62, Class VA, 5.500%, 07/20/15	3,249
15,681		Series 2005-28, Class AJ, 5.500%, 04/20/35	16,359
19,254		Series 2008-40, Class SA, IF, IO, 6.127%, 05/16/38	2,027
9,970		Series 2009-52, Class MA, 5.000%, 11/20/36	10,344
		Total Collateralized Mortgage Obligations (Cost $545,770)	575,424
Mortgage Pass-Through Securities — 10.7%
		Federal Home Loan Mortgage Corp.,
25		ARM, 2.871%, 07/01/30	25
30		ARM, 3.082%, 02/01/19	29
5		ARM, 3.626%, 01/01/20	5
127		ARM, 3.742%, 08/01/18	126
51		ARM, 3.750%, 06/01/18	51
39		ARM, 3.933%, 04/01/30	40
332		ARM, 3.968%, 01/01/27	337
46		ARM, 4.003%, 03/01/18	46
154		ARM, 4.528%, 01/01/21	155
92		ARM, 4.710%, 11/01/18	94
8,170		ARM, 6.034%, 03/01/37	8,650
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,138		5.000%, 12/01/13 – 12/01/16	1,184
1,010		6.000%, 04/01/14	1,076
1,363		6.500%, 12/01/12 – 06/01/14	1,438
—	(h)	7.000%, 12/01/14	—	(h)
1		7.500%, 09/01/10	2
2		8.500%, 01/01/10	2
2,805		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	2,867
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,669		5.500%, 11/01/33	2,796
624		6.000%, 02/01/32	664
2,199		6.500%, 01/01/24 – 07/01/29	2,368
2,133		7.000%, 08/01/25 – 09/01/29 (m)	2,374
121		7.500%, 09/01/24 – 08/01/25	135
157		8.000%, 11/01/24 – 09/01/25	178
303		8.500%, 05/01/24 – 07/01/28	344
10		9.000%, 10/01/17 – 11/01/21	11
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
—	(h)	9.000%, 12/01/09	—	(h)
—	(h)	9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
182		ARM, 2.625%, 08/01/30	181

SEE NOTES TO FINANCIAL STATEMENTS.

84   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
161	ARM, 2.913%, 07/01/17	163
408	ARM, 3.082%, 11/01/27 – 08/01/41	407
43	ARM, 3.250%, 06/01/17	43
103	ARM, 3.357%, 10/01/14	103
63	ARM, 3.510%, 06/01/29	63
54	ARM, 3.683%, 06/01/20	54
199	ARM, 3.892%, 09/01/27	199
59	ARM, 4.115%, 10/01/16	59
8	ARM, 4.250%, 10/01/15	8
5	ARM, 4.275%, 06/01/15	5
255	ARM, 4.301%, 01/01/29	258
32	ARM, 4.375%, 09/01/17	32
144	ARM, 4.492%, 09/01/14	144
9	ARM, 4.625%, 07/01/27	9
242	ARM, 4.629%, 08/01/19	242
68	ARM, 5.075%, 11/01/16 – 08/01/19	68
8	ARM, 5.575%, 01/01/16	8
34	ARM, 5.919%, 04/01/19	34
26	ARM, 6.000%, 12/01/18	26
	Federal National Mortgage Association, 15 Year, Single Family,
5,007	4.000%, 04/01/19	5,181
4,365	4.500%, 03/01/19	4,580
3,207	5.500%, 11/01/16 – 03/01/18	3,419
408	6.000%, 03/01/11 – 08/01/14	427
21	6.500%, 12/01/10	21
18	7.000%, 07/01/10	19
219	8.000%, 11/01/12	232
	Federal National Mortgage Association, 20 Year, Single Family,
1,967	5.000%, 11/01/23	2,053
2,853	6.000%, 03/01/22	3,060
145	7.500%, 06/01/14 – 07/01/14	162
	Federal National Mortgage Association, 30 Year, Single Family,
4,146	4.500%, 03/01/38	4,174
6,837	5.000%, 11/01/33	7,054
50,067	5.500%, 02/01/29 – 05/01/36 (m)	52,408
6,714	6.000%, 07/01/36	7,090
1,351	6.500%, 06/01/26 – 04/01/32	1,461
8,287	7.000%, 02/01/24 – 03/01/35	9,136
467	7.500%, 03/01/30 – 04/01/30	520
254	10.000%, 10/01/16 – 11/01/21	279
255	Federal National Mortgage Association, Other, 6.000%, 09/01/28	271
	Government National Mortgage Association II, 30 Year, Single Family,
542	8.000%, 11/20/26 – 11/20/27	613
	Government National Mortgage Association, 30 Year, Single Family,
73	6.000%, 10/15/23	77
1,588	6.500%, 05/15/23 – 02/15/24 (m)	1,700
678	7.000%, 12/15/22 – 06/15/28	746
835	7.500%, 02/15/22 – 02/15/28	935
295	8.000%, 07/15/22 – 08/15/26	334
9	8.500%, 10/15/24	11
774	9.000%, 06/15/16 – 11/15/24	880
43	9.500%, 08/15/16 – 12/15/20	48
	Total Mortgage Pass-Through Securities (Cost $127,476)	133,994
U.S. Government Agency Securities — 13.3%
12,824	Federal Farm Credit Bank, 5.750%, 12/07/28	13,722
	Federal National Mortgage Association,
21,000	Zero Coupon, 10/09/19	11,599
10,000	6.250%, 05/15/29	11,975
9,200	Federal National Mortgage Association STRIPS, 05/29/26	4,015
26,153	Financing Corp., Principal STRIPS, Series 12P, 12/06/18	17,319
	Residual Funding Corp., Principal STRIPS,
28,000	10/15/19	18,153
78,000	07/15/20	47,930
5,000	04/15/30	1,875
	Resolution Funding Corp. Interest STRIPS,
50,000	07/15/20	30,628
15,000	04/15/28	6,093
4,500	Tennessee Valley Authority STRIPS, 07/15/16	3,421
	Total U.S. Government Agency Securities (Cost $145,469)	166,730
U.S. Treasury Obligations — 20.7%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	22,906
2,500	7.125%, 02/15/23	3,312
13,140	7.250%, 05/15/16	16,585
3,935	7.250%, 08/15/22	5,245
3,635	8.000%, 11/15/21	5,081
4,085	8.875%, 08/15/17	5,679
1,020	9.000%, 11/15/18	1,469
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15	5,028

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   85

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
1,655	05/15/15	1,406
2,500	08/15/15	2,101
8,810	11/15/15	7,312
1,190	05/15/16	962
72,500	U.S. Treasury Bonds Principal STRIPS, 05/15/20	47,203
	U.S. Treasury Inflation Indexed Notes,
25,000	1.375%, 07/15/18	24,217
1,450	1.625%, 01/15/15	1,635
25,000	2.375%, 04/15/11	27,812
	U.S. Treasury Notes,
25,000	3.750%, 11/15/18	25,672
2,085	3.875%, 02/15/13	2,238
6,430	4.250%, 08/15/13	7,000
25,000	4.250%, 11/15/17	26,740
10,000	4.500%, 09/30/11	10,709
2,015	4.750%, 05/15/14	2,239
6,750	5.750%, 08/15/10	7,091
	Total U.S. Treasury Obligations (Cost $242,753)	259,642

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.8%
	Investment Company — 5.8%
72,808	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (Cost $72,808)	72,808
	Total Investments — 96.3% (Cost $1,134,276)	1,208,598
	Other Assets in Excess of Liabilities — 3.7%	46,219
	NET ASSETS — 100.0%	$1,254,817

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

86   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.2%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.966%, 01/25/35 (i)	23
	Long Beach Mortgage Loan Trust,
478	Series 2004-2, Class B, VAR, 3.766%, 06/25/34 (e) (i)	26
131	Series 2004-5, Class M6, VAR, 2.766%, 09/25/34 (i)	7
7,000	Unipac IX LLC, 13.000%, 04/11/13 (f) (i)	6,833
	Total Asset-Backed Securities (Cost $7,867)	6,889
Corporate Bonds — 81.7%
	Consumer Discretionary — 20.8%
	Auto Components — 0.6%
	Affinia Group, Inc.,
2,450	9.000%, 11/30/14	2,159
4,385	10.750%, 08/15/16 (e)	4,528
4,162	American Tire Distributors, Inc., 10.750%, 04/01/13 (c)	3,454
151	ArvinMeritor, Inc., 8.750%, 03/01/12 (c)	129
8,150	Delphi Corp., 7.125%, 05/01/29 (d)	41
6,643	Exide Technologies, 10.500%, 03/15/13	6,377
	Goodyear Tire & Rubber Co. (The),
1,599	9.000%, 07/01/15 (c)	1,623
1,392	10.500%, 05/15/16	1,486
4,860	Tenneco, Inc., 10.250%, 07/15/13	4,933
		24,730
	Automobiles — 0.7%
	Ford Holdings LLC,
3,882	9.300%, 03/01/30	2,843
7,750	9.375%, 03/01/20	6,084
	Ford Motor Co.,
2,000	7.450%, 07/16/31 (c)	1,530
2,675	8.900%, 01/15/32	1,953
3,529	9.215%, 09/15/21	2,700
4,528	9.980%, 02/15/47	3,396
26,006	General Motors Corp., 8.375%, 07/15/33 (c) (d)	3,998
	Motors Liquidation Co.,
3,415	0.000%, 03/15/36 (d)	205
204	5.250%, 03/06/32 (a)	686
955	6.750%, 05/01/28 (d)	136
12,550	8.100%, 06/15/24 (d)	1,757
9,000	8.250%, 07/15/23 (c) (d)	1,305
		26,593
	Broadcasting & Cable TV — 5.5%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	24
1,450	8.125%, 07/15/03 (d)	33
3,175	9.375%, 11/15/09 (c) (d)	71
3,500	10.875%, 10/01/10 (d)	79
9,055	Adelphia Recovery Trust, Contingent Value (a) (d)	240
28,300	CCO Holdings LLC/CCO Holdings Capital Corp., 8.750%, 11/15/13 (c) (d)	28,583
7,550	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 10.375%, 04/30/14	7,644
6,150	Charter Communications Holdings LLC/Charter Communications Operating Capital, 10.875%, 09/15/14	6,673
	CSC Holdings, Inc.,
4,250	6.750%, 04/15/12	4,271
11,676	7.625%, 04/01/11	11,822
250	8.500%, 04/15/14 (e)	254
	DirecTV Holdings LLC/DirecTV Financing Co.,
8,926	6.375%, 06/15/15 (m)	9,038
7,675	7.625%, 05/15/16	8,078
5,000	8.375%, 03/15/13	5,125
	DISH DBS Corp.,
3,600	6.625%, 10/01/14	3,420
24,351	7.000%, 10/01/13	23,864
2,100	7.875%, 09/01/19 (e)	2,071
	Intelsat Corp.,
13,325	9.250%, 08/15/14	13,525
2,000	9.250%, 06/15/16	2,025
1,000	Intelsat Intermediate Holding Co. Ltd., (Bermuda)02/01/15	975
1,350	Intelsat Jackson Holdings Ltd., (Bermuda), 11.250%, 06/15/16	1,407
	Intelsat Subsidiary Holding Co. Ltd., (Bermuda),
3,240	8.875%, 01/15/15 (e)	3,248
17,228	8.875%, 01/15/15	17,357
7,250	Mediacom Broadband LLC / Mediacom Broadband Corp., 8.500%, 10/15/15	7,087
3,880	Mediacom LLC / Mediacom Capital Corp., 9.125%, 08/15/19 (e)	3,841
4,100	Sirius XM Radio, Inc., 9.750%, 09/01/15 (e)	4,100
2,000	Telesat Canada / Telesat LLC, (Canada), 11.000%, 11/01/15	2,040
	Videotron Ltee, (Canada),
10,325	6.875%, 01/15/14 (m)	9,873

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   87

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Broadcasting & Cable TV — Continued
5,100	9.125%, 04/15/18 (e)	5,381
	Virgin Media Finance plc, (United Kingdom),
5,935	8.750%, 04/15/14	6,024
24,036	9.125%, 08/15/16	24,336
2,400	9.500%, 08/15/16	2,466
10,250	XM Satellite Radio, Inc., 13.000%, 08/01/13 (c) (e)	9,738
		224,713
	Distributors — 0.3%
	KAR Holdings, Inc.,
5,529	8.750%, 05/01/14	5,211
5,927	10.000%, 05/01/15	5,453
		10,664
	Diversified Consumer Services — 1.2%
1,000	Carriage Services, Inc., 7.875%, 01/15/15	900
16,225	Knowledge Learning Corp., Inc., 7.750%, 02/01/15 (e)	15,759
4,550	Mac-Gray Corp., 7.625%, 08/15/15	4,413
	Service Corp. International,
925	6.750%, 04/01/15	876
7,274	7.000%, 06/15/17 (m)	6,801
3,700	7.375%, 10/01/14 (m)	3,626
2,250	7.875%, 02/01/13 (m)	2,183
3,000	Service Corp. International/US, 6.750%, 04/01/16	2,820
3,550	Sotheby’s, 7.750%, 06/15/15	2,893
	Stewart Enterprises, Inc.,
4,635	3.125%, 07/15/14	3,928
7,427	6.250%, 02/15/13	7,056
		51,255
	Gaming — 2.8%
	Chukchansi Economic Development Authority,
2,000	8.000%, 11/15/13 (e)	1,600
5,000	VAR, 4.913%, 11/15/12 (e)	3,675
2,575	FireKeepers Development Authority, 13.875%, 05/01/15 (e)	2,614
4,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.250%, 06/15/15 (d) (e)	140
16,250	Harrah’s Operating Co., Inc., 10.000%, 12/15/18 (e)	11,375
12,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, 06/01/17 (e)	12,210
11,168	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	9,716
1,000	Mandalay Resort Group, 6.375%, 12/15/11	837
9,770	Mashantucket Western Pequot Tribe, 8.500%, 11/15/15 (e)	2,052
	MGM Mirage,
151	5.875%, 02/27/14	109
4,500	6.625%, 07/15/15 (c)	3,229
16,730	6.750%, 09/01/12	13,342
625	7.500%, 06/01/16 (c)	447
3,025	7.625%, 01/15/17 (c)	2,163
2,900	8.375%, 02/01/11 (c)	2,458
6,250	8.500%, 09/15/10 (c)	6,062
850	10.375%, 05/15/14 (e)	895
1,510	11.125%, 11/15/17 (e)	1,634
151	Mohegan Tribal Gaming Authority, 7.125%, 08/15/14	106
	Peninsula Gaming LLC,
2,100	8.375%, 08/15/15 (e)	2,058
2,350	10.750%, 08/15/17 (e)	2,244
1,750	Penn National Gaming, Inc., 8.750%, 08/15/19 (e)	1,737
7,889	San Pasqual Casino, 8.000%, 09/15/13 (e)	7,455
500	Scientific Games International, Inc., 9.250%, 06/15/19 (e)	512
9,400	Seminole Hard Rock Entertainment, Inc., VAR, 3.129%, 03/15/14 (e)	7,144
9,150	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	6,496
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
11,426	6.625%, 12/01/14 (c)	10,512
2,550	6.625%, 12/01/14	2,340
		115,162
	Hotels, Restaurants & Leisure — 1.7%
1,500	AMC Entertainment, Inc., 8.750%, 06/01/19 (e)	1,489
4,500	Cinemark USA, Inc., 8.625%, 06/15/19 (e)	4,545
	Host Hotels & Resorts LP,
1,050	6.875%, 11/01/14	995
1,000	7.000%, 08/15/12 (c)	985
151	7.125%, 11/01/13	146
5,000	9.000%, 05/15/17 (c) (e)	5,100
2,550	O’Charley’s, Inc., 9.000%, 11/01/13	2,371
5,525	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (e)	4,917
10,167	Royal Caribbean Cruises Ltd., (Liberia), 11.875%, 07/15/15 (c)	10,625
22,870	Six Flags Operations, Inc., 12.250%, 07/15/16 (c) (d) (e)	18,982

SEE NOTES TO FINANCIAL STATEMENTS.

88   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Hotels, Restaurants & Leisure — Continued
	Speedway Motorsports, Inc.,
6,850	6.750%, 06/01/13	6,627
7,500	8.750%, 06/01/16 (e)	7,725
	Starwood Hotels & Resorts Worldwide, Inc.,
151	7.875%, 05/01/12	152
5,400	7.875%, 10/15/14	5,373
		70,032
	Household Durables — 1.8%
5,000	Centex Corp., 6.500%, 05/01/16	4,825
	D.R. Horton, Inc.,
1,015	5.375%, 06/15/12	979
15,935	5.625%, 09/15/14	14,979
2,775	5.625%, 01/15/16	2,484
1,000	6.125%, 01/15/14	948
4,900	6.875%, 05/01/13	4,826
	DR Horton, Inc.,
500	5.250%, 02/15/15 (a)	447
100	6.500%, 04/15/16	93
16,200	K Hovnanian Enterprises, Inc., 11.500%, 05/01/13	15,674
	KB Home,
4,275	5.875%, 01/15/15	3,869
3,450	7.250%, 06/15/18	3,139
5,000	9.100%, 09/15/17	5,100
8,739	M/I Homes, Inc., 6.875%, 04/01/12	8,040
	Meritage Homes Corp.,
2,613	6.250%, 03/15/15	2,247
4,199	7.000%, 05/01/14	3,695
2,514	Pulte Home, Inc., 5.250%, 01/15/14	2,363
		73,708
	Internet & Catalog Retail — 0.1%
3,522	Visant Corp., 7.625%, 10/01/12	3,540
	Leisure Equipment & Products — 0.1%
2,040	Eastman Kodak Co., 7.250%, 11/15/13	1,596
1,330	Freedom Group, Inc., 10.250%, 08/01/15 (c) (e)	1,370
2,650	Steinway Musical Instruments, 7.000%, 03/01/14 (e)	2,147
4,250	True Temper Sports, Inc., 8.375%, 09/15/11 (d) (f)	—
		5,113
	Media — 2.7%
2,200	Allbritton Communications Co., 7.750%, 12/15/12	1,881
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	1,494
15,200	Block Communications, Inc., 8.250%, 12/15/15 (e)	13,680
4,100	CanWest MediaWorks LP, (Canada), 9.250%, 08/01/15 (d) (e) (i)	451
5,275	Entercom Radio LLC/Entercom Capital, Inc., 7.625%, 03/01/14	3,330
6,600	Fisher Communications, Inc., 8.625%, 09/15/14	6,006
3,800	Interpublic Group of Cos., Inc., 10.000%, 07/15/17 (e)	3,971
	Lamar Media Corp.,
3,920	6.625%, 08/15/15	3,430
6,500	6.625%, 08/15/15 (c)	5,817
10,325	7.250%, 01/01/13 (c)	9,938
625	LBI Media, Inc., SUB, 11.000%, 10/15/13	313
151	LIN Television Corp., 6.500%, 05/15/13	122
	Nexstar Broadcasting, Inc.,
1,498	7.000%, 01/15/14	592
4,528	PIK, 0.500%, 01/15/14 (e)	1,720
2,205	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.375%, 04/01/13	640
8,550	Nielsen Finance LLC / Nielsen Finance Co., 11.500%, 05/01/16	8,507
3,750	Quebecor Media, Inc., (Canada), 7.750%, 03/15/16	3,534
	Radio One, Inc.,
2,850	6.375%, 02/15/13	941
1,000	8.875%, 07/01/11	440
11	RH Donnelley Corp., 6.875%, 01/15/13 (d)	1
10,318	RH Donnelley, Inc., 11.750%, 05/15/15 (d) (e)	6,397
925	Univision Communications, Inc., 12.000%, 07/01/14 (e)	971
25,653	Valassis Communications, Inc., 8.250%, 03/01/15	22,446
	WMG Acquisition Corp.,
12,103	7.375%, 04/15/14	10,923
2,850	9.500%, 06/15/16 (e)	2,950
2,250	WMG Holdings Corp., SUB, 12/15/14	1,958
		112,453
	Multiline Retail — 0.6%
	Dollar General Corp.,
8,075	10.625%, 07/15/15	8,963
2,425	PIK, 11.875%, 07/15/17 (c)	2,722

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   89

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Multiline Retail — Continued
9,045	HSN, Inc., 11.250%, 08/01/16	9,407
4,400	Macy’s Retail Holdings, Inc., 5.900%, 12/01/16	3,879
158	Neiman-Marcus Group, Inc. (The), PIK, 9.000%, 10/15/15	118
		25,089
	Specialty Retail — 2.4%
9,150	ACE Hardware Corp., 9.125%, 06/01/16 (e)	9,333
2,828	Asbury Automotive Group, Inc., 8.000%, 03/15/14	2,531
1,650	Brown Shoe Co., Inc., 8.750%, 05/01/12	1,596
35,029	Burlington Coat Factory Warehouse Corp., 11.125%, 04/15/14 (c)	32,840
8,100	Collective Brands, Inc., 8.250%, 08/01/13	7,897
21,447	General Nutrition Centers, Inc., VAR, 6.404%, 03/15/14	18,713
4,750	Ltd. Brands, Inc., 8.500%, 06/15/19 (e)	4,812
4,750	Penske Auto Group, Inc., 7.750%, 12/15/16	4,180
3,010	PEP Boys - Manny, Moe & Jack, 7.500%, 12/15/14	2,626
4,225	Susser Holdings LLC & Susser Finance Corp., 10.625%, 12/15/13	4,257
13,950	Toys R Us, Inc., 7.875%, 04/15/13	11,892
		100,677
	Textiles, Apparel & Luxury Goods — 0.3%
2,258	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e) (f) (i)	1,016
4,925	Hanesbrands, Inc., VAR, 4.593%, 12/15/14	4,223
12,972	Quiksilver, Inc., 6.875%, 04/15/15	8,238
		13,477
	Total Consumer Discretionary	857,206
	Consumer Staples — 5.5%
	Beverages — 0.5%
	Constellation Brands, Inc.,
2,900	7.250%, 09/01/16	2,805
10,375	7.250%, 05/15/17	10,038
6,740	8.375%, 12/15/14	6,858
		19,701
	Food & Staples Retailing — 1.6%
6,250	Golden State Foods Corp., 9.240%, 01/10/12 (e) (i)	6,430
19,465	Ingles Markets, Inc., 8.875%, 05/15/17	19,562
1,251	New Albertson’s, Inc., 7.500%, 02/15/11	1,270
	Rite Aid Corp.,
21,965	7.500%, 03/01/17	18,341
2,750	10.375%, 07/15/16	2,654
	Stater Brothers Holdings,
6,050	7.750%, 04/15/15	5,793
1,750	8.125%, 06/15/12	1,765
10,850	SUPERVALU, Inc., 7.500%, 11/15/14	10,687
		66,502
	Food Products — 2.3%
	Chiquita Brands International, Inc.,
20,682	7.500%, 11/01/14 (c)	19,519
7,449	8.875%, 12/01/15 (c)	7,300
2,000	Dean Foods Co., 7.000%, 06/01/16	1,870
500	Dean Foods Co./Old, 6.900%, 10/15/17	452
10,765	Dole Food Co., Inc., 13.875%, 03/15/14 (c) (e)	12,272
13,071	Eurofresh, Inc., 11.500%, 01/15/13 (d) (e) (i)	196
7,495	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14 (e)	7,870
2,840	Land O’ Lakes, Inc., 9.000%, 12/15/10 (m)	2,879
4,499	Pilgrim’s Pride Corp., 7.625%, 05/01/15 (d)	4,409
	Smithfield Foods, Inc.,
2,050	7.000%, 08/01/11 (c)	1,927
7,456	7.750%, 05/15/13	6,151
6,600	7.750%, 07/01/17	4,818
2,430	10.000%, 07/15/14 (e)	2,479
3,250	Southern States Cooperative, Inc., 11.000%, 11/01/11 (e) (i)	3,055
	Tyson Foods, Inc.,
12,014	7.850%, 04/01/16	11,864
8,250	10.500%, 03/01/14	9,198
		96,259
	Household Products — 0.7%
4,829	Central Garden and Pet Co., 9.125%, 02/01/13	4,853
	Jarden Corp.,
13,965	7.500%, 05/01/17 (c)	13,441
4,425	8.000%, 05/01/16	4,536
	Spectrum Brands, Inc.,
2,926	7.375%, 02/01/15 (d)	2,107
3,000	12.500%, 10/02/13 (c) (d)	2,160
2,160	Yankee Acquisition Corp., 8.500%, 02/15/15	1,955
		29,052
	Personal Products — 0.1%
4,000	Revlon Consumer Products Corp., 9.500%, 04/01/11	3,775

SEE NOTES TO FINANCIAL STATEMENTS.

90   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Tobacco — 0.3%
12,325	Alliance One International, Inc., 10.000%, 07/15/16 (e)	12,171
	Total Consumer Staples	227,460
	Energy — 9.8%
	Energy Equipment & Services — 1.3%
	Bristow Group, Inc.,
4,000	6.125%, 06/15/13	3,760
450	7.500%, 09/15/17	425
6,225	Calfrac Holdings LP, 7.750%, 02/15/15 (e)	5,665
6,500	Forbes Energy Services LLC/Forbes Energy Capital, Inc., 11.000%, 02/15/15	4,648
11,695	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e)	10,993
15,018	Key Energy Services, Inc., 8.375%, 12/01/14	13,591
768	Oslo Seismic Services, Inc., 8.280%, 06/01/11	779
13,076	PHI, Inc., 7.125%, 04/15/13	12,128
3,000	Pride International, Inc., 8.500%, 06/15/19	3,150
		55,139
	Oil, Gas & Consumable Fuels — 8.5%
4,250	AmeriGas Partners LP, 7.250%, 05/20/15 (c)	4,101
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.125%, 05/20/16	1,580
4,900	Arch Coal, Inc., 8.750%, 08/01/16 (e)	4,900
5,010	Arch Western Finance LLC, 6.750%, 07/01/13	4,785
11,633	Bill Barrett Corp., 9.875%, 07/15/16	12,098
	Chesapeake Energy Corp.,
500	6.375%, 06/15/15	456
900	6.875%, 01/15/16	826
151	7.500%, 09/15/13	148
8,600	7.500%, 06/15/14 (m)	8,342
2,400	7.625%, 07/15/13	2,352
10,775	9.500%, 02/15/15	10,990
2,830	Copano Energy LLC/Copano Energy Finance Corp., 7.750%, 06/01/18	2,618
1,627	Copano Energy LLC/Copano Energy Finance Corp. , 8.125%, 03/01/16	1,558
	El Paso Corp.,
4,305	6.875%, 06/15/14 (m)	4,200
3,869	7.250%, 06/01/18	3,665
1,500	7.875%, 06/15/12	1,537
5,600	8.250%, 02/15/16	5,656
4,950	12.000%, 12/12/13	5,618
4,750	El Paso Performance-Linked Trust, 7.750%, 07/15/11 (e)	4,854
	Encore Acquisition Co.,
3,438	6.000%, 07/15/15	2,957
3,525	6.250%, 04/15/14	3,137
7,825	7.250%, 12/01/17	6,925
2,000	9.500%, 05/01/16	2,020
3,000	Ferrell Gas Co., 7.420%, 08/01/13 (f) (i)	2,655
151	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.750%, 05/01/14	139
2,400	Ferrellgas Partners LP, 6.750%, 05/01/14 (e)	2,202
	Forest Oil Corp.,
25,598	7.250%, 06/15/19	24,062
1,500	7.750%, 05/01/14	1,464
8,165	8.500%, 02/15/14 (e)	8,206
7,355	Frontier Oil Corp., 8.500%, 09/15/16	7,465
9,220	Gibson Energy ULC/GEP Midstream Finance Corp., (Canada), 11.750%, 05/27/14 (e)	9,266
2,000	Holly Corp., 9.875%, 06/15/17 (e)	1,995
11,575	Holly Energy Partners LP, 6.250%, 03/01/15	10,417
	Inergy LP/Inergy Finance Corp.,
2,176	6.875%, 12/15/14	2,035
5,525	8.250%, 03/01/16	5,470
750	8.750%, 03/01/15 (e)	757
151	Kerr-McGee Corp., 6.875%, 09/15/11	163
5,400	Mariner Energy, Inc., 11.750%, 06/30/16	5,697
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
1,700	8.750%, 04/15/18	1,615
2,452	SUB, 6.875%, 11/01/14	2,244
7,225	Massey Energy Co., 6.875%, 12/15/13	6,791
	Newfield Exploration Co.,
6,180	6.625%, 09/01/14	5,964
5,175	7.125%, 05/15/18	5,032
500	Northwest Pipeline Corp., 7.000%, 06/15/16	567
151	Peabody Energy Corp., 6.875%, 03/15/13	151
10,302	Penn Virginia Corp., 10.375%, 06/15/16	10,843
	Pioneer Natural Resources Co.,
2,499	5.875%, 07/15/16	2,222
7,985	6.650%, 03/15/17	7,320
4,950	6.875%, 05/01/18	4,519
	Plains Exploration & Production Co.,
2,329	7.750%, 06/15/15	2,259
6,500	10.000%, 03/01/16	6,890
7,750	Quicksilver Resources, Inc., 11.750%, 01/01/16	8,215

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   91

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Range Resources Corp.,
1,000	6.375%, 03/15/15	950
3,270	7.250%, 05/01/18	3,172
18,792	7.500%, 05/15/16 (m)	18,604
2,000	7.500%, 10/01/17	1,970
2,000	8.000%, 05/15/19	2,040
11,745	Sabine Pass LNG LP, 7.250%, 11/30/13	10,101
1,725	Southwestern Energy Co., 7.500%, 02/01/18 (e)	1,736
11,849	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.875%, 12/15/13	11,494
9,980	Swift Energy Co., 7.125%, 06/01/17	7,884
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
7,585	8.250%, 07/01/16	6,789
1,465	11.250%, 07/15/17 (e)	1,465
600	Tennessee Gas Pipeline Co., 8.000%, 02/01/16	673
	Tesoro Corp.,
2,408	6.250%, 11/01/12	2,299
4,870	6.625%, 11/01/15	4,359
250	9.750%, 06/01/19	253
7,425	W&T Offshore, Inc., 8.250%, 06/15/14 (e)	6,534
	Western Refining, Inc.,
6,500	11.250%, 06/15/17 (e)	5,752
7,425	VAR, 10.750%, 06/15/14 (c) (e)	6,831
	Williams Cos., Inc.,
5,175	7.625%, 07/15/19 (m)	5,613
2,326	8.125%, 03/15/12	2,498
	Williams Partners LP/Williams Partners Finance Corp.,
6,130	7.250%, 02/01/17	6,009
1,625	7.500%, 06/15/11	1,684
		350,658
	Total Energy	405,797
	Financials — 9.3%
	Commercial Banks — 2.1%
	Bank of America Corp.,
9,000	5.250%, 12/01/15	8,634
3,300	5.420%, 03/15/17	3,020
7,100	7.625%, 06/01/19	7,817
1,100	BankAmerica Capital II, 8.000%, 12/15/26	990
3,925	BankAmerica Institutional Capital B, Class B, 7.700%, 12/31/26 (e)	3,454
15,700	Capital One Capital V, 10.250%, 08/15/39	15,964
1,600	Countrywide Capital III, 8.050%, 06/15/27	1,408
	Manufacturers & Traders Trust Co.,
282	VAR, 5.585%, 12/28/20 (i)	221
10,790	VAR, 5.629%, 12/01/21 (i)	8,235
1,922	NB Capital Trust II, 7.830%, 12/15/26	1,711
4,750	NB Capital Trust IV, 8.250%, 04/15/27	4,346
15,025	Royal Bank of Scotland Group plc, (United Kingdom), ADR9.118%, 03/31/10	13,523
27,118	Wachovia Capital Trust III, VAR, 5.800%, 03/15/11 (x)	17,491
		86,814
	Consumer Finance — 4.3%
8,699	ACE Cash Express, Inc., 10.250%, 10/01/14 (e) (i)	4,698
	Ford Motor Credit Co. LLC,
151	7.000%, 10/01/13	135
2,555	7.375%, 02/01/11	2,470
6,800	7.500%, 08/01/12	6,259
4,993	7.800%, 06/01/12	4,619
10,500	8.000%, 06/01/14 (c)	9,673
10,420	8.000%, 12/15/16 (m)	9,129
22,025	8.625%, 11/01/10 (m)	22,002
6,712	9.750%, 09/15/10	6,777
16,502	9.875%, 08/10/11	16,328
6,780	VAR, 3.260%, 01/13/12 (m)	5,644
	GMAC LLC,
5,311	6.750%, 12/01/14 (e)	4,355
8,363	7.000%, 02/01/12 (c) (e)	7,506
100	7.500%, 12/31/13 (e)	82
62,295	8.000%, 11/01/31 (e)	48,123
3,011	VAR, 2.868%, 12/01/14 (e)	2,318
284	GMAC, Inc., 6.625%, 05/15/12 (e)	250
	SLM Corp.,
784	5.000%, 06/15/18	468
1,500	5.125%, 08/27/12	1,178
3,944	5.400%, 10/25/11	3,438
17,363	8.450%, 06/15/18	13,357
2,550	VAR, 0.804%, 01/27/14	1,619
9,925	VAR, 0.829%, 03/15/11	8,550
		178,978
	Diversified Financial Services — 0.3%
	Deluxe Corp.,
12,550	5.125%, 10/01/14	10,605
1,980	7.375%, 06/01/15	1,772
		12,377

SEE NOTES TO FINANCIAL STATEMENTS.

92   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — 2.6%
6,155	Crum & Forster Holdings Corp., 7.750%, 05/01/17	5,570
2,768	Fairfax Financial Holdings Ltd., (Canada), 7.750%, 06/15/17	2,647
	HUB International Holdings, Inc.,
4,250	9.000%, 12/15/14 (e)	3,830
12,518	10.250%, 06/15/15 (e)	10,515
60,375	Liberty Mutual Group, Inc., VAR, 10.750%, 06/15/58 (e)	53,130
11,000	MetLife, Inc., 10.750%, 08/01/39 (c)	12,378
2,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	1,999
	USI Holdings Corp.,
11,599	9.750%, 05/15/15 (e)	9,468
7,630	VAR, 4.315%, 11/15/14 (e)	5,894
		105,431
	Total Financials	383,600
	Health Care — 6.2%
	Health Care Equipment & Supplies — 0.6%
4,050	Bausch & Lomb, Inc., 9.875%, 11/01/15	4,060
19,425	Biomet, Inc., 10.000%, 10/15/17	20,396
		24,456
	Health Care Providers & Services — 4.8%
10,055	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	10,093
5,701	DaVita, Inc., 6.625%, 03/15/13	5,530
8,669	FMC Finance III S.A., (Luxembourg), 6.875%, 07/15/17	8,192
3,200	Fresenius Medical Care Capital Trust IV, 7.875%, 06/15/11	3,240
	HCA, Inc.,
3,716	5.750%, 03/15/14	3,224
2,550	6.300%, 10/01/12 (m)	2,397
5,646	6.375%, 01/15/15	4,940
1,275	6.750%, 07/15/13	1,186
8,556	8.500%, 04/15/19 (e)	8,663
2,050	9.125%, 11/15/14	2,070
24,025	9.250%, 11/15/16	24,325
5,800	9.875%, 02/15/17 (e)	5,974
9,280	Health Management Associates, Inc., 6.125%, 04/15/16	8,282
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.750%, 06/15/14	3,079
10,511	Multiplan, Inc., 10.375%, 04/15/16 (e)	10,196
10,817	National Mentor Holdings, Inc., 11.250%, 07/01/14	9,925
	Omnicare, Inc.,
4,150	6.750%, 12/15/13	3,922
8,501	6.875%, 12/15/15	7,948
25,264	TeamHealth, Inc., 11.250%, 12/01/13 (m)	25,896
	Tenet Healthcare Corp.,
20,500	8.875%, 07/01/19 (e)	21,012
425	9.000%, 05/01/15 (e)	436
425	10.000%, 05/01/18 (e)	458
24,185	Vanguard Health Holding Co. II LLC, 9.000%, 10/01/14 (m)	23,762
	Ventas Realty LP/Ventas Capital Corp.,
1,899	6.500%, 06/01/16	1,761
3,000	6.750%, 04/01/17	2,820
		199,331
	Life Sciences Tools & Services — 0.1%
1,925	Bio-Rad Laboratories, Inc., 8.000%, 09/15/16 (e)	1,964
	Pharmaceuticals — 0.7%
7,305	Celtic Pharma Phinco B.V., 17.000%, 06/15/12 (i)	4,749
	Elan Finance plc/Elan Finance Corp., (Ireland),
11,396	7.750%, 11/15/11	11,054
10,498	VAR, 4.440%, 11/15/11	9,868
3,000	Valeant Pharmaceuticals International, 8.375%, 06/15/16 (e)	3,045
		28,716
	Total Health Care	254,467
	Industrials — 7.3%
	Aerospace & Defense — 0.7%
442	Alliant Techsystems, Inc., 6.750%, 04/01/16	422
151	Bombardier, Inc., (Canada), 6.750%, 05/01/12 (e)	147
3,500	DigitalGlobe, Inc., 10.500%, 05/01/14 (e)	3,662
4,910	Esterline Technologies Corp., 6.625%, 03/01/17	4,603
	L-3 Communications Corp.,
5,700	5.875%, 01/15/15	5,330
15,211	6.375%, 10/15/15	14,336
151	7.625%, 06/15/12	153
		28,653

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   93

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Airlines — 1.5%
5,200	American Airlines Pass Through Trust 2001-02, AGC, 7.858%, 10/01/11	4,966
148	American Airlines Pass-Through Trust 1988, 10.210%, 01/01/10 (i)	145
	American Airlines Pass-Through Trust 1991,
5,605	10.180%, 01/02/13 (i)	3,868
1,787	10.320%, 07/30/14 (e) (i)	947
4,460	American Airlines Pass-Through Trust 2001-02, 6.978%, 04/01/11	4,282
3,000	American Airlines, Inc., 13.000%, 08/01/16 (e)	3,068
	Continental Airlines, Inc.,
1,050	6.503%, 06/15/11	998
433	7.487%, 10/02/10	420
6,214	7.875%, 07/02/18	4,070
5,150	9.000%, 07/08/16	5,253
10,014	9.798%, 04/01/21 (m)	6,509
2,700	VAR, 1.006%, 06/02/13	2,038
	Delta Air Lines, Inc.,
1,198	6.417%, 07/02/12	1,090
621	6.619%, 03/18/11	604
6,325	7.111%, 09/18/11	6,104
5,425	7.570%, 11/18/10	5,289
4,129	8.021%, 08/10/22	2,973
7,790	8.300%, 12/15/29 (d)	47
2,512	8.954%, 08/10/14	1,758
2,510	10.125%, 05/15/10 (d)	15
8,211	Northwest Airlines, Inc., 7.027%, 11/01/19 (c)	6,569
	UAL Pass-Through Trust,
613	6.636%, 07/02/22	490
1,071	7.336%, 07/02/19 (e)	643
2,201	VAR, 3.361%, 07/02/14 (e) (i)	858
		63,004
	Building Products — 0.1%
1,750	AMH Holdings, Inc., SUB, 11.250%, 03/01/14	945
622	Associated Materials, Inc., 9.750%, 04/15/12 (c)	557
	Masco Corp.,
567	5.850%, 03/15/17	502
1,133	6.125%, 10/03/16	1,035
		3,039
	Commercial Services & Supplies — 1.0%
	Cenveo Corp.,
2,385	7.875%, 12/01/13	1,777
9,250	10.500%, 08/15/16 (e)	7,735
595	Corrections Corp. of America, 7.750%, 06/01/17	588
	Harland Clarke Holdings Corp.,
10,545	9.500%, 05/15/15	8,963
14,021	VAR, 6.000%, 05/15/15	10,025
	Iron Mountain, Inc.,
2,938	8.000%, 06/15/20	2,839
5,285	8.375%, 08/15/21 (c)	5,252
3,205	8.750%, 07/15/18	3,265
6,815	Quebecor World Capital ULC, (Canada), 8.750%, 03/15/16 (d) (e)	614
3,825	World Color Press, Inc., (Canada), 9.750%, 01/15/15 (c) (d) (e)	344
9,190	World Color USA Corp., (Canada), 6.125%, 11/15/13 (d)	781
		42,183
	Construction & Engineering — 1.1%
24,306	RSC Equipment Rental, Inc., 9.500%, 12/01/14	21,754
	United Rentals North America, Inc.,
14,570	6.500%, 02/15/12	13,987
9,365	10.875%, 06/15/16 (e)	9,552
		45,293
	Electrical Equipment — 0.2%
	Belden, Inc.,
3,750	7.000%, 03/15/17	3,431
5,130	9.250%, 06/15/19 (e)	5,156
		8,587
	Electronics — 0.1%
6,045	Da-Lite Screen Co., Inc., 9.500%, 05/15/11	5,456
	Environmental Control — 0.1%
1,750	Clean Harbors, Inc., 7.625%, 08/15/16 (e)	1,754
	Industrial Conglomerates — 0.6%
4,000	Cookson plc, (United Kingdom), 6.970%, 11/01/09 (f) (i)	4,010
21,530	JB Poindexter & Co., Inc., 8.750%, 03/15/14 (m)	17,870
7,862	Milacron Escrow Corp., 11.500%, 05/15/11 (d) (f)	—
1,676	Milacron Holdings, Inc., 0.000%, 08/01/14 (f)	1,676
		23,556
	Industrial Machinery — 0.3%
4,500	Baldor Electric Co., 8.625%, 02/15/17	4,477
	General Cable Corp.,
1,730	7.125%, 04/01/17 (c)	1,657

SEE NOTES TO FINANCIAL STATEMENTS.

94   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrial Machinery — 0.3%
1,810	VAR, 2.972%, 04/01/15	1,561
	RBS Global, Inc./Rexnord LLC,
4,298	9.500%, 08/01/14 (e)	3,954
		11,649
	Machinery — 0.2%
3,750	Gardner Denver, Inc., 8.000%, 05/01/13	3,544
1,325	SPX Corp., 7.625%, 12/15/14	1,330
1,050	Valmont Industries, Inc., 6.875%, 05/01/14	1,045
		5,919
	Marine — 0.4%
3,900	Commercial Barge Line Co., 12.500%, 07/15/17 (e)	3,842
4,300	Navios Maritime Holdings, Inc., (Marshall Islands), 9.500%, 12/15/14	3,762
600	Stena AB, (Sweden), 7.500%, 11/01/13	540
9,860	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	8,578
		16,722
	Metals & Mining — 0.1%
5,570	Wolverine Tube, Inc., PIK, 15.000%, 03/31/12 (c) (f) (i)	4,289
	Road & Rail — 0.7%
151	Hertz Corp. (The), 8.875%, 01/01/14	145
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
1,854	7.375%, 06/01/14	1,641
1,960	7.625%, 12/01/13	1,774
6,245	12.500%, 04/01/16 (e)	6,588
7,175	Kansas City Southern Railway, 8.000%, 06/01/15	7,103
	Quality Distribution LLC/QD Capital Corp.,
2,275	9.000%, 11/15/10 (i)	1,365
2,050	VAR, 5.009%, 01/15/12 (i)	1,415
9,400	RailAmerica, Inc., 9.250%, 07/01/17 (e)	9,717
		29,748
	Trading Companies & Distributors — 0.2%
	Noble Group Ltd., (Bermuda),
7,784	6.625%, 03/17/15 (e)	7,512
1,500	8.500%, 05/30/13 (e)	1,567
		9,079
	Transportation Services — 0.0% (g)
5,600	IdleAire Technologies Corp., SUB, 12/15/12 (d) (f) (i)	56
	Total Industrials	298,987
	Information Technology — 3.1%
	Communications Equipment — 0.3%
18,450	Avaya, Inc., 9.750%, 11/01/15 (e)	14,206
	Computers & Peripherals — 0.5%
15,725	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	14,074
4,630	Seagate Technology International, (Cayman Islands), 10.000%, 05/01/14 (e)	4,966
		19,040
	Electronic Equipment, Instruments & Components — 1.0%
	Flextronics International Ltd., (Singapore),
4,076	6.250%, 11/15/14	3,750
2,947	6.500%, 05/15/13	2,821
4,180	Intcomex, Inc., 11.750%, 01/15/11 (i)	1,881
	Sanmina-SCI Corp.,
6,817	6.750%, 03/01/13 (c)	6,238
9,990	8.125%, 03/01/16	8,616
4,000	VAR, 3.379%, 06/15/14 (e)	3,500
2,219	Smart Modular Technologies, Inc., (Cayman Islands), VAR, 6.097%, 04/01/12 (f) (i)	2,090
12,625	Viasystems, Inc., 10.500%, 01/15/11	11,773
		40,669
	Internet Software & Services — 0.1%
4,730	Terremark Worldwide, Inc., 12.000%, 06/15/17 (e)	4,972
	IT Services — 0.3%
	SunGard Data Systems, Inc.,
2,950	9.125%, 08/15/13	2,921
1,050	10.625%, 05/15/15 (e)	1,084
	Unisys Corp.,
4,670	12.750%, 10/15/14 (e)	4,792
4,745	14.250%, 09/15/15 (c) (e)	4,650
		13,447
	Semiconductors & Semiconductor Equipment — 0.9%
	Amkor Technology, Inc.,
12,216	7.750%, 05/15/13	12,063
449	9.250%, 06/01/16	460
	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg),
3,525	6.875%, 12/15/11 (c) (d) (i)	—	(h)
4,875	VAR, 12/15/11 (d) (i)	3
	NXP BV/NXP Funding LLC, (Netherlands),
55	3.259%, 10/15/13 (e)	34

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   95

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — Continued
9,275	7.875%, 10/15/14 (e)	6,446
4,620	VAR, 3.259%, 10/15/13 (c)	2,865
14,000	Spansion, Inc., VAR, 06/01/13 (d) (e)	12,425
	STATS ChipPAC Ltd., (Singapore),
1,100	6.750%, 11/15/11	1,101
600	7.500%, 07/19/10	608
		36,005
	Total Information Technology	128,339
	Materials — 8.9%
	Chemicals — 1.3%
3,550	Ashland, Inc., 9.125%, 06/01/17 (e)	3,728
	Mosaic Co. (The),
4,150	7.375%, 12/01/14 (e)	4,383
525	7.625%, 12/01/16 (e)	541
151	Nova Chemicals Corp., (Canada), 6.500%, 01/15/12	147
26,393	PolyOne Corp., 8.875%, 05/01/12	25,865
5,730	Sterling Chemicals, Inc., 10.250%, 04/01/15	5,443
5,925	Terra Capital, Inc., 7.000%, 02/01/17	5,584
7,706	Westlake Chemical Corp., 6.625%, 01/15/16 (m)	7,321
		53,012
	Construction Materials — 0.8%
12,438	Hanson Australia Funding Ltd., (Australia), 5.250%, 03/15/13	10,448
	Hanson Ltd., (United Kingdom),
22,975	6.125%, 08/15/16	17,920
3,520	7.875%, 09/27/10	3,485
		31,853
	Containers & Packaging — 1.7%
	Ball Corp.,
2,028	6.875%, 12/15/12	2,033
1,775	7.125%, 09/01/16	1,775
1,775	7.375%, 09/01/19	1,771
	Berry Plastics Holding Corp.,
4,125	8.875%, 09/15/14	3,630
5,785	VAR, 5.259%, 02/15/15	5,221
2,426	BWAY Corp., 10.000%, 04/15/14 (e)	2,517
5,550	Constar International, Inc., VAR, 4.258%, 02/15/12	4,440
151	Crown Americas LLC/Crown Americas Capital Corp., 7.750%, 11/15/15	149
	Graphic Packaging International, Inc.,
66	8.500%, 08/15/11 (c)	66
4,275	9.500%, 06/15/17 (e)	4,382
3,800	Greif, Inc., 7.750%, 08/01/19 (e)	3,724
	Owens Brockway Glass Container, Inc.,
3,451	6.750%, 12/01/14 (m)	3,356
1,000	7.375%, 05/15/16 (e)	995

3,000	8.250%, 05/15/13 (m)	3,030
	Plastipak Holdings, Inc.,
8,280	8.500%, 12/15/15 (e)	7,907
8,500	10.625%, 08/15/19 (e)	8,883
	Solo Cup Co.,
10,550	8.500%, 02/15/14	9,680
5,925	10.500%, 11/01/13 (c) (e)	6,221
		69,780
	Diversified Manufacturing — 0.3%
15,449	Polypore, Inc., 8.750%, 05/15/12 (m)	14,831
	Metals & Mining — 2.3%
14,461	AK Steel Corp., 7.750%, 06/15/12	14,443
13,280	ArcelorMittal, (Luxembourg), 9.850%, 06/01/19	15,169
4,376	California Steel Industries, Inc., 6.125%, 03/15/14	3,993
4,154	CII Carbon LLC, 11.125%, 11/15/15 (e) (i)	3,832
	FMG Finance Pty Ltd., (Australia),
7,656	10.000%, 09/01/13 (e)	8,077
8,350	10.625%, 09/01/16 (e)	8,976
3,875	Gibraltar Industries, Inc., 8.000%, 12/01/15	3,265
1,037	Noranda Aluminum Acquisition Corp., PIK, 5.413%, 05/15/15	632
	Novelis, Inc./GA, (Canada),
7,244	7.250%, 02/15/15	5,867
4,500	11.500%, 02/15/15 (e)	4,354
	Steel Dynamics, Inc.,
4,475	6.750%, 04/01/15	4,173
500	7.375%, 11/01/12	491
7,000	7.750%, 04/15/16 (c) (e)	6,878
10,000	Teck Resources Ltd., (Canada), 10.250%, 05/15/16	11,050
	United States Steel Corp.,
3,285	6.050%, 06/01/17	3,053
402	7.000%, 02/01/18	384
		94,637
	Paper & Forest Products — 2.5%
	Abitibi-Consolidated Co. of Canada, (Canada),
2,515	6.000%, 06/20/13 (d)	277

SEE NOTES TO FINANCIAL STATEMENTS.

96   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Paper & Forest Products — Continued
1,100	7.750%, 06/15/11 (d)	121
5,175	8.375%, 04/01/15 (d)	569
15,184	13.750%, 04/01/11 (d) (e)	14,425
	Abitibi-Consolidated, Inc., (Canada),
680	8.550%, 08/01/10 (d)	75
1,958	8.850%, 08/01/30 (d)	215
4,150	Bowater Canada Finance Corp., (Canada), 7.950%, 11/15/11 (d)	788
13,248	Cascades, Inc., (Canada), 7.250%, 02/15/13 (m)	12,486
	Domtar Corp.,
8,250	7.125%, 08/15/15	7,941
191	7.875%, 10/15/11	196
5,377	10.750%, 06/01/17	5,861
	Georgia-Pacific LLC,
4,400	7.000%, 01/15/15 (e)	4,235
8,515	7.125%, 01/15/17 (e)	8,175
151	8.125%, 05/15/11	155
3,800	8.250%, 05/01/16 (e)	3,838
3,070	International Paper Co., 9.375%, 05/15/19	3,450
18,595	Jefferson Smurfit Corp., 8.250%, 10/01/12 (d)	11,668
4,700	NewPage Corp., 10.000%, 05/01/12	2,550
600	Norampac Industries, Inc., (Canada), 6.750%, 06/01/13	558
4,100	PE Paper Escrow GmbH, (Austria), 12.000%, 08/01/14 (e)	4,202
	Smurfit-Stone Container Enterprises, Inc.,
19,460	8.000%, 03/15/17 (d)	12,065
8,455	8.375%, 07/01/12 (d)	5,306
	Verso Paper Holdings LLC/Verso Paper, Inc.,
4,425	9.125%, 08/01/14	2,887
3,650	11.375%, 08/01/16	1,652
1,050	11.500%, 07/01/14 (c) (e)	1,029
		104,724
	Total Materials	368,837
	Telecommunication Services — 5.9%
	Diversified Telecommunication Services — 2.2%
	Cincinnati Bell, Inc.,
151	7.000%, 02/15/15	142
6,820	7.250%, 07/15/13	6,615
	Frontier Communications Corp.,
2,076	6.250%, 01/15/13	1,959
775	8.250%, 05/01/14	769
2,700	9.250%, 05/15/11	2,842
	Level 3 Financing, Inc.,
300	8.750%, 02/15/17	234
18,888	9.250%, 11/01/14 (m)	15,583
1,225	12.250%, 03/15/13	1,194
11,865	PAETEC Holding Corp., 8.875%, 06/30/17 (e)	11,302
	Qwest Corp.,
1,000	6.500%, 06/01/17	920
1,000	7.500%, 10/01/14 (m)	991
13,125	7.625%, 06/15/15 (m)	13,027
9,051	7.875%, 09/01/11 (m)	9,232
1,000	8.375%, 05/01/16 (e)	1,010
2,400	8.875%, 03/15/12	2,472
7,375	Time Warner Telecom Holdings, Inc., 9.250%, 02/15/14	7,504
	Windstream Corp.,
500	7.000%, 03/15/19	458
10,025	8.125%, 08/01/13	10,025
5,950	8.625%, 08/01/16	5,972
		92,251
	Wireless Telecommunication Services — 3.7%
7,500	American Tower Corp., 7.250%, 05/15/19 (c) (e)	7,369
6,445	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 05/01/17 (e)	6,509
	Cricket Communications, Inc.,
4,810	7.750%, 05/15/16 (e)	4,666
14,170	9.375%, 11/01/14	13,355
3,720	Crown Castle International Corp., 9.000%, 01/15/15	3,869
7,510	iPCS, Inc., VAR, 2.608%, 05/01/13 (c)	6,158
	MetroPCS Wireless, Inc.,
16,350	9.250%, 11/01/14	16,043
20,450	Nextel Communications, Inc., 7.375%, 08/01/15	17,459
8,000	NII Capital Corp., 10.000%, 08/15/16 (e)	7,920
	SBA Telecommunications, Inc.,
1,860	8.000%, 08/15/16 (e)	1,856
1,855	8.250%, 08/15/19 (e)	1,864
	Sprint Nextel Corp.,
65,835	6.000%, 12/01/16	55,302
5,425	8.375%, 08/15/17	5,167
5,000	Wind Acquisition Finance S.A., (Luxembourg), 11.750%, 07/15/17 (e)	5,425
		152,962
	Total Telecommunication Services	245,213

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   97

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Utilities — 4.9%
	Electric Utilities — 0.5%
8,275	Calpine Construction Finance Co. LP and CCFC Finance Corp., 8.000%, 06/01/16 (e)	8,233
1,200	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	1,164
2,500	PNM Resources, Inc., 9.250%, 05/15/15	2,425
8,000	Public Service Co. of New Mexico, 7.950%, 05/15/18	7,998
		19,820
	Gas Utilities — 0.2%
6,700	Nisource Finance Corp., 6.800%, 01/15/19	6,795
	Independent Power Producers & Energy Traders — 3.6%
5,075	Calpine Generating Co. LLC, HB, 4,823.931%, 04/01/11 (d)	482
	Dynegy Holdings, Inc.,
2,800	6.875%, 04/01/11	2,758
7,250	7.125%, 05/15/18	4,821
5,900	7.500%, 06/01/15	4,779
151	8.375%, 05/01/16	123
3,000	8.750%, 02/15/12 (c)	2,985
16,195	Dynegy Roseton/Danskammer Pass-Through Trust, 7.670%, 11/08/16	14,494
	Edison Mission Energy,
8,625	7.000%, 05/15/17	6,587
2,925	7.200%, 05/15/19	2,121
151	7.500%, 06/15/13	134
5,400	7.750%, 06/15/16	4,401
1,005	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	935
6,511	Midwest Generation LLC, 8.560%, 01/02/16	6,446
	Mirant Americas Generation LLC,
10,775	8.300%, 05/01/11	10,829
7,130	8.500%, 10/01/21 (c)	5,882
8,401	Mirant North America LLC, 7.375%, 12/31/13	8,065
	NRG Energy, Inc.,
6,725	7.250%, 02/01/14	6,540
6,750	7.375%, 02/01/16	6,455
13,325	7.375%, 01/15/17	12,692
11,050	8.500%, 06/15/19	10,746
2,489	Ormat Funding Corp., 8.250%, 12/30/20 (m)	2,041
	RRI Energy, Inc.,
14,004	6.750%, 12/15/14 (c)	14,004
10,780	7.625%, 06/15/14 (c)	9,864
2,600	7.875%, 06/15/17 (c)	2,307
13,903	Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/15	9,211
		149,702
	Multi-Utilities — 0.6%
	AES Corp. (The),
1,500	8.000%, 10/15/17	1,436
2,000	8.000%, 06/01/20	1,870
18,707	8.750%, 05/15/13 (e)	18,988
2,000	9.750%, 04/15/16 (e)	2,080
151	CMS Energy Corp., 6.300%, 02/01/12	150
3,300	Energy Future Holdings Corp., 10.875%, 11/01/17	2,360
		26,884
	Total Utilities	203,201
	Total Corporate Bonds (Cost $3,363,764)	3,373,107

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 0.3%
	Consumer Discretionary — 0.1%
	Media — 0.1%
54	Time Warner Cable, Inc.	1,999
	Textiles, Apparel & Luxury Goods — 0.0% (g)
228	Broder Brothers Co. (a) (f) (i)	69
66	WestPoint International, Inc. (a) (f)	—
		69
	Total Consumer Discretionary	2,068
	Industrials — 0.1%
	Airlines — 0.0% (g)
124	Delta Air Lines, Inc. (a)	896
	Industrial Conglomerates — 0.1%
5	Milacron, (Netherlands), ADR (a) (f)	5,103
	Total Industrials	5,999
	Information Technology — 0.0% (g)
	IT Services — 0.0% (g)
601	Unisys Corp. (a)	1,467

SEE NOTES TO FINANCIAL STATEMENTS.

98   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 0.1%
	Containers & Packaging — 0.1%
174	Constar International, Inc. (a)	2,262
180	Portola Packaging (a) (f)	745
		3,007
	Total Materials	3,007
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	59
1	XO Holdings, Inc. (a)	1
		60
	Total Telecommunication Services	60
	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
7	Mirant Corp. (a)	115
	Total Common Stocks (Cost $30,592)	12,716
Preferred Stocks — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (a) (f)	—	(h)
1	Spanish Broadcasting System, Inc., PIK, 10.750%,(f) (x)	233
	Total Preferred Stocks (Cost $751)	233

PRINCIPAL AMOUNT($)
Loan Participations & Assignments — 13.2%
	Consumer Discretionary — 5.4%
	Auto Components — 0.0% (g)
1,815	Delphi Corp., Initial Tranche C, 10.500%, 06/30/09 (d)	984
6	Lear Corp., Term Loan, 3.394%, 04/25/12	5
		989
	Automobiles — 0.8%
	Ford Motor Co., Term Loan B,
1,223	3.280%, 12/15/13	1,060
36,980	3.510%, 12/15/13	32,028
		33,088
	Broadcasting & Cable TV — 0.0% (g)
1	CSC Holdings, Inc., Incremental B-1 Term Loan, (Germany), 2.065%, 03/29/13	1
346	CSC Holdings, Inc., Incremental B1Term Loan, 2.023%, 03/29/13	334
404	Mission Broadcasting, Inc., Term Loan B, (Germany), 2.348%, 10/01/12	339
		674
	Commercial Services & Supplies — 0.2%
174	Cenveo Corp., Delayed Draw Term Loan C, 5.109%, 06/21/13	168
5,962	Cenveo Corp., Term Loan C, 5.109%, 06/21/13	5,761
		5,929
	Gaming — 1.5%
	CCM Merger, Inc., Term Loan B,
7,360	8.500%, 07/21/12	6,882
925	8.500%, 07/21/12	865
441	8.500%, 07/21/12	412
2,916	Fontainebleau Las Vegas, Delayed Draw Term Loan B, 4.316%, 06/06/14 (d)	933
5,833	Fontainebleau Las Vegas, Initial Term Loan, 4.527%, 06/06/14 (d)	1,138
41,003	Harrah’s Operating Co., Inc., Term B-2 Loan, 3.504%, 01/28/15	33,093
7,500	MGM Mirage, Term Loan, (Germany), 4.633%, 10/03/11	6,352
	Venetian Macau, Delayed Draw Project Term Loan,
1,048	2.850%, 05/05/13	960
149	2.850%, 05/05/13	136
2,280	Venetian Macau, Incremental Term Loan, 2.850%, 05/25/13	2,089
8,078	Venetian Macau, Term B Funded Project Loan, 2.850%, 05/25/13	7,399
		60,259
	Hotels, Restaurants & Leisure — 0.3%
	Outback Steakhouse, Prefunded RC Commitment,
6	2.563%, 06/14/13	5
7	2.563%, 06/14/13	5
155	Outback Steakhouse, Prerefunded RC Commitment, 0.449%, 06/14/13	123
3,891	Outback Steakhouse, Term Loan B, 2.563%, 06/14/14	3,082
	Six Flags Theme Parks, Inc., Term Loan B,
272	2.600%, 04/30/15	263
7,238	2.600%, 04/30/15	7,003
1,647	2.830%, 04/30/15	1,593
18	2.850%, 04/30/15	17
		12,091

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   99

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Leisure Equipment & Products — 0.0% (g)
1,516	True Temper Sports, Inc., 2nd Lien Term Loan, 6.600%, 06/30/11 (d) (i)	303
	Media — 1.9%
12,941	CCO Holdings LLC, 3rd Lien Term Loan, 6.750%, 09/06/14	10,903
6,321	Cengage Learning Acquisitions, Term Loan, 2.760%, 07/15/14	5,434
18,087	Clear Channel Communications, Inc., Term Loan B, (Germany), 3.854%, 01/29/16	12,577
	Dex Media West, Term Loan B,
5,223	7.000%, 10/24/14	4,477
231	7.000%, 10/24/14	198
115	7.000%, 10/24/14	99
2,913	High Plains Broadcasting Operating Co. LLC, Term Loan, 7.250%, 09/14/16	2,039
7,850	Idearc, Inc., Term Loan, 6.250%, 11/17/14	3,535
	Idearc, Inc., Term Loan B,
259	3.220%, 11/17/14 (d)	117
15,240	3.220%, 11/17/14 (d)	6,862
	Newport Television LLC, Term Loan,
11,941	7.250%, 09/14/16	8,359
482	7.250%, 09/14/16	337
950	8.000%, 09/14/16	665
380	Nexstar Braodcasting, Inc., Term Loan B, (Germany), 2.238%, 10/01/12	319
1	Nexstar Broadcasting, Inc., Term Loan B, (Germany), 2.089%, 10/01/12	1
17	Sirius Satelite Radio, Term Loan, (Germany), 2.563%, 12/20/12	16
6,682	Sirius Satellite Radio, Term Loan, 2.563%, 12/20/12	6,123
	Univision Communications, Inc., 1st Lien Term Loan,
6,482	2.511%, 09/20/14	5,064
15,268	2.511%, 09/20/14	11,931
		79,056
	Multiline Retail — 0.1%
	Dollar General Corp., Tranche B-1 Term Loan,
517	3.011%, 07/07/14	503
124	3.011%, 07/07/14	121
158	3.023%, 07/07/14	152
137	3.026%, 07/07/14	132
914	3.238%, 07/07/14	890
	Dollar General Corp., Tranche B-2 Term Loan,
3,250	3.011%, 07/07/14	3,129
		4,927
	Specialty Retail — 0.5%
8,484	Burlington Coat Factory, Term Loan B, 2.630%, 05/28/13	7,381
	General Nutrition Centers, Inc., Term Loan B,
2,364	2.520%, 09/16/13	2,184
3,553	2.850%, 09/16/13	3,283
1,184	2.850%, 09/16/13	1,094
	Michael’s Stores, Replacement Term Loan, (Germany),
8,964	2.560%, 10/31/13	7,903
		21,845
	Textiles, Apparel & Luxury Goods — 0.1%
	Polymer Group, Inc., Term Loan B,
3,770	2.520%, 11/22/12	3,752
119	2.560%, 11/22/12	118
444	3.500%, 11/22/12	442
		4,312
	Total Consumer Discretionary	223,473
	Consumer Staples — 0.9%
	Food & Staples Retailing — 0.1%
592	GNC, Term Loan B, 2.530%, 09/16/13	547
2,239	Rite Aid Corp., Term Loan 3, 6.000%, 06/04/14	2,113
	Rite Aid Corp., Tranche 2 Term Loan,
325	2.020%, 06/04/14	281
338	2.030%, 06/14/14	292
337	2.030%, 06/14/14	292
1,000	Rite Aid Corp., Tranche 4 Term Loan, 9.500%, 06/01/15	1,032
		4,557
	Food Products — 0.1%
454	Dole Food Co., Inc., Letter of Credit, 0.505%, 04/12/13	456
	Dole Food Co., Inc., Term Loan B,
35	8.000%, 04/12/13	36
759	8.000%, 04/12/13	762
	Dole Food Co., Inc., Term Loan C,
97	8.000%, 04/12/13	98
2,726	8.000%, 04/12/13	2,738
136	Dole Food Co., Term Loan C, 8.000%, 04/12/13	137
		4,227
	Household Products — 0.7%
	Spectrum Brands, Inc., Letter of Credit,
400	0.131%, 03/30/13 (d)	374

SEE NOTES TO FINANCIAL STATEMENTS.

100   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
		Household Products — Continued
267		6.250%, 03/30/13 (d)	250
		Spectrum Brands, Inc., Term Loan B,
28,560		6.250%, 03/30/13 (d)	26,679
			27,303
		Total Consumer Staples	36,087
		Energy — 0.2%
		Energy Equipment & Services — 0.1%
		Moreno Group LLC, Delayed Draw Term Loan B,
322		3.011%, 05/10/14 (i)	232
222		3.026%, 05/10/14 (i)	160
		Moreno Group LLC, Term Loan B,
236		3.011%, 05/10/14 (i)	170
1,201		3.011%, 05/10/14 (i)	865
900		3.328%, 05/10/14 (i)	648
800		3.358%, 05/10/14 (i)	576
			2,651
		Oil, Gas & Consumable Fuels — 0.1%
		Atlas Pipeline Partners, Term Loan,
782		6.750%, 07/27/14	761
196		6.750%, 07/27/14	190
1,956		6.750%, 07/27/14	1,902
67		6.750%, 07/27/14	65
391		6.750%, 07/27/14	380
1,829		Western Refining, Inc., Term Loan, 8.250%, 05/30/14	1,791
			5,089
		Total Energy	7,740
		Financials — 0.7%
		Diversified Financial Services — 0.7%
10,132		Capmark Financial Group, 1st Lien Term Loan, 2.929%, 03/23/11	7,515
		Checksmart Financial Co., Term Loan B,
2,872		3.020%, 05/01/12 (i)	1,264
1,389		3.350%, 05/01/12 (i)	611
20,000		CIT Group, Inc., Term Loan, (Germany), 10.279%, 01/20/12	20,854
			30,244
		Insurance — 0.0% (g)
978		Swett & Crawford, 1st Lien Term Loan, 2.511%, 04/03/14	655
		Total Financials	30,899
		Health Care — 0.0% (g)
		Health Care Equipment & Supplies — 0.0% (g)
		Carestream Health, Inc., 1st Lien Term Loan,
1,018		2.261%, 04/30/13	942
			942
		Health Care Providers & Services — 0.0% (g)
—	(h)	Community Health Systems, Inc., Term Loan, 2.511%, 07/25/14	—	(h)
		Total Health Care	942
		Industrials — 0.8%
		Aerospace & Defense — 0.0% (g)
—	(h)	Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 2.598%, 03/26/14	—	(h)
		Hawker Beechcraft Acquisition Co. LLC, Term Loan,
14		2.261%, 03/26/14	11
—	(h)	2.598%, 03/26/14	—	(h)
			11
		Airlines — 0.1%
		Delta Airlines, Inc., 1st Lien Term Loan,
191		0.131%, 04/30/12	171
78		2.261%, 04/30/12	70
4,827		2.276%, 04/30/12	4,326
			4,567
		Building Products — 0.0% (g)
313		Jacuzzi Brands Corp., 1st Lien Letter of Credit, 0.498%, 02/07/14 (i)	155
3,484		Jacuzzi Brands Corp., 1st Lien Term Loan B, 2.511%, 02/07/14 (i)	1,725
			1,880
		Commercial Services & Supplies — 0.5%
		Clarke American Corp., Term Loan B,
3,656		2.761%, 06/27/14	2,982
1,990		2.761%, 06/27/14	1,624
2,240		2.761%, 06/27/14	1,827
905		2.761%, 06/27/14	738
3,801		2.761%, 06/27/14	3,100
2,500		3.098%, 06/27/14	2,040
2,550		3.098%, 06/27/14	2,080
5,751		Quebecor World, Inc., Exit Term Loan, 6.597%, 07/10/12	5,683
			20,074

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   101

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Construction & Engineering — 0.1%
	Rental Service Corp., 2nd Lien Term Loan,
463	3.770%, 11/30/13	394
1,858	4.080%, 11/30/13	1,583
66	Rental Services Corp., 2nd Lien Term Loan, (Germany), 5.750%, 11/30/13	56
		2,033
	Industrial Machinery — 0.1%
1,375	Rexnord Corp., Incremental Term Loan, 2.563%, 07/19/13	1,230
	Rexnord Corp., Term Loan B,
1,574	2.813%, 07/19/13	1,436
2,164	3.063%, 07/19/13	1,975
		4,641
	Total Industrials	33,206
	Information Technology — 0.9%
	Computers & Peripherals — 0.1%
2,910	Stratus Technologies, Inc., 1st Lien Term Loan, 4.360%, 03/29/11 (i)	2,241
4,061	Stratus Technologies, Inc., 2nd Lien Term Loan, 9.610%, 03/29/12 (i)	771
		3,012
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,335	Isola Group S.A.R.L., 1st Lien Term Loan, 11.000%, 12/18/12 (d) (i)	721
750	Isola Group S.A.R.L., 2nd Lien Term Loan, 17.750%, 12/18/13 (d) (i)	150
		871
	IT Services — 0.7%
1,359	CompuCom Systems, Term Loan, 3.770%, 08/23/14 (i)	1,251
	First Data Corp., Initial Tranche B-1 Term Loan,
151	3.011%, 09/24/14	126
2,600	3.018%, 09/24/14	2,168
	First Data Corp., Initial Tranche B-3 Term Loan,
1,411	3.011%, 09/24/14	1,172
13,106	3.018%, 09/24/14	10,882
11,236	3.018%, 09/24/14	9,369
	SunGard Data Systems, Inc., Term Loan B, (Germany),
2,061	2.026%, 02/28/14	1,930
404	2.026%, 02/28/14	378
		27,276
	Semiconductors & Semiconductor Equipment — 0.1%
2,636	Freescale Semiconductor, Inc., Incremental Term Loan, 12.500%, 12/15/14	2,473
4,821	Freescale Semiconductor, Inc., Term Loan, 2.031%, 11/29/13	3,606
		6,079
	Total Information Technology	37,238
	Materials — 2.0%
	Chemicals — 1.1%
2,000	Cristal Inorganic Chemical, 2nd Lien Term Loan, 6.348%, 05/15/14 (i)	1,340
7,258	Cristal Inorganic Chemicals, 1st Lien Term Loan, 2.848%, 05/15/14	5,335
301	Lyondell Chemical Co., Dutch Tranche A Dollar Term Loan, 3.768%, 12/22/13	145
130	Lyondell Chemical Co., Dutch Tranche Revolving Credit Loan, 3.768%, 12/20/13	62
372	Lyondell Chemical Co., German Tranche B-1 Euro Term Loan, 4.018%, 12/22/14	180
372	Lyondell Chemical Co., German Tranche B-2 Euro Term Loan, 4.018%, 12/22/14	180
372	Lyondell Chemical Co., German Tranche B-3 Euro Term Loan, 4.018%, 12/22/14	180
	Lyondell Chemical Co., Roll-Up DIP Term Loan,
2,879	5.807%, 12/15/09	2,679
19,552	5.940%, 12/15/09	18,191
927	Lyondell Chemical Co., U.S. Tranche A Dollar Term Loan, 3.768%, 12/20/13	447
1,616	Lyondell Chemical Co., U.S. Tranche B-1 Dollar Term Loan, 7.000%, 12/20/14	779
1,616	Lyondell Chemical Co., U.S. Tranche B-2 Dollar Term Loan, 7.000%, 12/20/14	779
21,116	Lyondell Chemical Co., U.S. Tranche B-3 Dollar Term Loan, 7.000%, 12/20/14	10,188
486	Lyondell Chemical Co., U.S. Tranche Primary Revolving Credit Loan, 3.768%, 12/20/14	235
5,909	Momentive Performance Materials, Inc., Term Loan B, 2.563%, 12/04/13	4,762
	Texas PetroChemicals LP, Incremental Term Loan,
393	2.813%, 06/27/13	283
98	2.813%, 06/27/13	71
	Texas PetroChemicals LP, Term Loan B,
1,429	2.813%, 06/27/13	1,029
27	2.813%, 06/27/13	19
		46,884

SEE NOTES TO FINANCIAL STATEMENTS.

102   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Participations & Assignments — Continued
	Containers & Packaging — 0.0% (g)
1,496	Berry Plastics Holding, Term Loan C, 2.275%, 04/03/14	1,264
	Diversified Manufacturing — 0.2%
11,027	BOC Edwards, 1st Priority Lien Term Loan, 2.285%, 05/31/14	6,837
	Paper & Forest Products — 0.7%
9,973	Abitibi, Inc., Term Loan, 11.000%, 03/31/11 (d)	7,762
	Georgia-Pacific LLC, Term Loan B,
91	2.339%, 12/20/12	88
122	2.464%, 12/20/12	118
1,043	2.650%, 12/20/12	1,007
	New Page Corp., Term Loan,
5,913	4.063%, 12/21/14	5,468
537	4.063%, 12/21/14	497
	Smurfit Stone Container Enterprise, Canadian Revolver,
1	1.250%, 11/01/11	1
70	2.880%, 11/01/11	66
329	2.880%, 11/01/11	313
63	5.000%, 11/01/11	60
281	Smurfit Stone Container Enterprise, LC Deposit, 4.500%, 11/01/11	266
319	Smurfit Stone Container Enterprise, Term Loan B, 2.570%, 11/01/11	303
602	Smurfit Stone Container Enterprise, Term Loan C, 2.570%, 11/01/11	572
182	Smurfit Stone Container Enterprise, Tranche C-1 Term Loan, 2.570%, 11/01/11	173
	Smurfit Stone Container Enterprise, U.S. Revolver,
209	1.250%, 11/01/11	198
455	2.820%, 11/01/11	432
97	4.500%, 11/01/11	92
10,537	Smurfit Stone Container, Term Loan, 2.820%, 11/01/11	10,003
		27,419
	Total Materials	82,404
	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.6%
4,690	CavTel Holdings LLC, Term Loan, 9.500%, 12/31/12 (i)	2,697
	Level 3 Communications, Term Loan B,
5,943	2.520%, 03/13/14	5,092
14,857	2.760%, 03/13/14	12,731
1,000	11.500%, 03/13/14	1,028
130	PAETEC Holding Corp., 1st Lien Term Loan, 2.761%, 02/28/13	122
3,295	Time Warner Telecom, Term Loan B, 2.020%, 11/30/10	3,208
		24,878
	Wireless Telecommunication Services — 0.1%
	MetroPCS Wireless, Inc., Term Loan B,
1,010	2.563%, 11/03/13	950
113	2.563%, 11/03/13	107
2,021	2.750%, 11/03/13	1,902
		2,959
	Total Telecommunication Services	27,837
	Utilities — 1.6%
	Independent Power Producers & Energy Traders — 1.6%
40,004	Calpine Corp., 1st Priority Lien Term Loan, 3.475%, 03/29/14	36,732
3,520	NRG Energy, Inc. (Opco), Credit-Linked Deposit LC, 0.498%, 02/01/13	3,322
	NRG Energy, Inc. (Opco), Term Loan B,
1,862	2.011%, 02/01/13	1,757
4,706	2.098%, 02/01/13	4,440
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-1 Term Loan,
982	3.776%, 10/10/14	745
5	3.785%, 10/10/14	4
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2 Term Loan,
1,952	3.776%, 10/10/14	1,481
15	3.785%, 10/10/14	12
	Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-3 Term Loan,
15,107	3.776%, 10/10/14	11,459
116	3.785%, 10/10/14	88
5,500	TPF Generation Holdings LLC, 2nd Lien Term Loan, 4.511%, 12/15/14	4,637
		64,677
	Total Utilities	64,677
	Total Loan Participations & Assignments (Cost 541,175)	544,503

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   103

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0%
Consumer Discretionary — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
59	WestPoint International, Inc., expiring 06/08/18 (a) (f) (Cost $ — )	—

NUMBER OF WARRANTS
		Warrant — 0.0% (g)
		Industrials — 0.0%
		Transportation Services — 0.0%
6		IdleAire Technologies Corp. , expiring 12/15/15 (Strike Price $1.00) (a) (f)	—

		Telecommunication Services — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc., Class W , expiring 09/08/10 (Strike Price $24.00) (a) (f)	15
		XO Holdings, Inc.,
2		Class B, expiring 1/16/10 (Strike Price $6.25) (a)	—	(h)
2		Class B, expiring 1/16/10 (Strike Price $10.00) (a)	—	(h)
2		Class B, expiring 1/16/10 (Strike Price $7.50) (a)	—	(h)
			15
		Total Telecommunication Services	15
		Total Warrants (Cost $—)	15

SHARES
Short-Term Investment — 4.8%
Investment Company — 4.8%
196,376	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (Cost $196,376)	196,376

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.0%
	Asset-Backed Securities — 0.0% (g)
1,213	GSAA Trust, Series 2005-15, Class 2A1, VAR, 0.356%, 09/30/09	1,065
1,777	GSAA Trust, Series 2006-3, Class A1, VAR, 0.346%, 09/30/09	1,206
		2,271
	Corporate Notes — 0.8%
9,000	BBVA Senior Finance S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	8,997
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,924
2,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	1,941
11,000	Monumental Global Funding III, VAR, 0.457%, 05/24/10 (e)	10,677
5,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	4,887
		32,426

SHARES
	Investment Company — 3.2%
132,219	JPMorgan Prime Money Market Fund, Capital Shares, 0.270%(b) (l)	132,219
	Total Investments of Cash Collateral for Securities on Loan (Cost $168,209)	166,916
	Total Investments — 104.2% (Cost $4,308,734)	4,300,755
	Liabilities in Excess of Other Assets — (4.2)%	(172,009)
	NET ASSETS — 100.0%	$4,128,746

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

104   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 13.3%
3,570	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.460%, 01/25/34	2,319
346	ACE Securities Corp., Series 2001-HE1, Class M1, VAR, 1.773%, 11/20/31 (f)	277
2,814	Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 1.116%, 08/25/33	2,230
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.556%, 07/25/32	53
2,153	Series 2002-BC6, Class M1, VAR, 1.391%, 08/25/32	1,387
5,100	Series 2002-BC9, Class M1, VAR, 1.916%, 12/25/32	3,419
	Amresco Residential Securities Mortgage Loan Trust,
26	Series 1997-1, Class M1A, VAR, 0.776%, 03/25/27	27
446	Series 1997-2, Class M1A, VAR, 0.821%, 06/25/27	387
1,771	Series 1998-1, Class M1A, VAR, 0.911%, 01/25/28	1,296
1,866	Series 1998-3, Class M1A, VAR, 0.896%, 09/25/28	1,270
2,642	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 2.023%, 12/15/33	2,009
	Bear Stearns Asset Backed Securities Trust,
4,048	Series 2003-SD1, Class A, VAR, 0.716%, 12/25/33	3,188
9,348	Series 2005-CL1, Class M1, VAR, 0.896%, 09/25/34 (f)	187
2,860	Series 2005-HE1, Class M2, VAR, 1.096%, 01/25/35	1,198
458	Centex Home Equity, Series 2002-A, Class MV1, VAR, 1.116%, 01/25/32	178
	Countrywide Asset-Backed Certificates,
241	Series 2002-1, Class A, VAR, 0.826%, 08/25/32	104
232	Series 2002-BC1, Class A, VAR, 0.926%, 04/25/32	115
279	Series 2002-BC2, Class A, VAR, 0.806%, 04/25/32	162
61	Series 2003-BC2, Class 2A1, VAR, 0.866%, 06/25/33	34
2,131	Series 2003-BC5, Class M1, VAR, 1.316%, 09/25/33	727
663	Series 2004-2, Class M4, VAR, 1.266%, 03/25/34	302
955	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	504
	Countrywide Home Equity Loan Trust,
2,434	Series 2004-A, Class A, VAR, 0.493%, 04/15/30	1,122
1,484	Series 2005-E, Class 2A, VAR, 0.493%, 11/15/35	486
6,349	Series 2005-M, Class A1, VAR, 0.513%, 02/15/36	2,483
5,010	Series 2006-A, Class M2, VAR, 0.693%, 04/15/32	12
	First Franklin Mortgage Loan Asset Backed Certificates,
375	Series 2002-FF1, Class M1, VAR, 1.316%, 04/25/32	53
1,661	Series 2002-FF4, Class M1, VAR, 1.841%, 02/25/33	175
746	Series 2003-FFH1, Class M2, VAR, 2.891%, 09/25/33	66
733	Series 2004-FF8, Class M4, VAR, 1.336%, 10/25/34	223
2,110	Ford Credit Auto Owner Trust, Series 2006-C, Class A4A, 5.150%, 02/15/12	2,178
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.756%, 07/25/35	916
858	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.453%, 09/15/30	464
1,736	Household Automotive Trust, Series 2006-1, Class A4, 5.520%, 03/18/13	1,803
541	Irwin Home Equity Corp., Series 2004-1, Class 1A1, VAR, 0.586%, 12/25/24	225
165	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	148
2,660	Long Beach Mortgage Loan Trust, Series 2006-6, Class M2, VAR, 0.566%, 07/25/36	3
	Morgan Stanley ABS Capital I,
2,995	Series 2003-NC6, Class M1, VAR, 1.466%, 06/25/33	1,793
7,500	Series 2005-WMC4, Class M5, VAR, 0.916%, 04/25/35 (f)	900
350	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.666%, 11/25/33	128
1,716	Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 1.166%, 07/25/32	1,199
590	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 0.946%, 03/25/33	289
	Residential Asset Securities Corp.,
728	Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	202
843	Series 2005-EMX4, Class A2, VAR, 0.526%, 11/25/35	729

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   105

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	Residential Funding Mortgage Securities II, Inc.,
1,151	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	841
1,104	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	735
298	Series 2003-HS1, Class AII, VAR, 0.556%, 12/25/32	168
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.966%, 04/25/33	125
245	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 0.556%, 01/25/33	148
363	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, VAR, 0.636%, 09/27/32	177
	Total Asset-Backed Securities (Cost $90,482)	39,164
Collateralized Mortgage Obligations — 55.5%
	Agency CMO — 21.6%
1,457	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.649%, 10/25/22	212
	Federal Home Loan Mortgage Corp. REMICS,
45	Series 1071, Class F, VAR, 1.263%, 04/15/21	45
52	Series 1343, Class LA, 8.000%, 08/15/22	57
44	Series 1370, Class JA, VAR, 1.463%, 09/15/22	44
38	Series 1379, Class W, VAR, 3.330%, 10/15/22	38
10	Series 1508, Class KA, VAR, 2.199%, 05/15/23	10
47	Series 1607, Class SA, IF, 18.992%, 10/15/13	55
684	Series 1689, Class M, PO, 03/15/24	619
297	Series 1771, Class PK, 8.000%, 02/15/25	297
531	Series 1974, Class ZA, 7.000%, 07/15/27	574
93	Series 1981, Class Z, 6.000%, 05/15/27	97
8	Series 2006, Class I, IO, 8.000%, 10/15/12	1
380	Series 2033, Class PR, PO, 03/15/24	326
53	Series 2261, Class ZY, 7.500%, 10/15/30	55
29	Series 2289, Class NA, VAR, 11.926%, 05/15/20	33
207	Series 2338, Class FN, VAR, 0.773%, 08/15/28	205
400	Series 2416, Class SA, IF, 15.067%, 02/15/32	478
250	Series 2416, Class SH, IF, 15.454%, 02/17/32	308
101	Series 2477, Class FZ, VAR, 0.823%, 06/15/31	100
181	Series 2517, Class FE, VAR, 0.773%, 10/15/09	180
3,903	Series 2628, Class IP, IO, 4.500%, 10/15/16	86
6,483	Series 2649, Class FK, VAR, 0.823%, 07/15/33	6,020
2,295	Series 2661, Class FG, VAR, 0.723%, 03/15/17	2,260
534	Series 2666, Class OI, IO, 5.500%, 12/15/18	4
2,273	Series 3085, Class VS, IF, 27.629%, 12/15/35	3,089
5,266	Series 3300, Class FA, VAR, 0.573%, 08/15/35	5,106
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
133	Series T-51, Class 1APO, PO, 09/25/42	108
1,837	Series T-54, Class 4A, VAR, 5.078%, 02/25/43 (m)	1,803
	Federal National Mortgage Association Grantor Trust,
1,033	Series 2001-T8, Class A1, 7.500%, 07/25/41	1,124
2,438	Series 2002-T6, Class A4, VAR, 5.025%, 03/25/41	2,518
	Federal National Mortgage Association Interest STRIPS,
3,988	Series 343, Class 23, IO, 4.000%, 10/01/18	394
5,964	Series 343, Class 27, IO, 4.500%, 01/01/19	648
	Federal National Mortgage Association REMICS,
56	Series 1988-15, Class B, VAR, 0.863%, 06/25/18	55
7	Series 1989-77, Class J, 8.750%, 11/25/19	8
2	Series 1989-89, Class H, 9.000%, 11/25/19	2
151	Series 1990-64, Class Z, 10.000%, 06/25/20	165
354	Series 1990-145, Class A, VAR, 2.561%, 12/25/20 (m)	351
171	Series 1991-142, Class PL, 8.000%, 10/25/21	188
219	Series 1991-156, Class F, VAR, 1.613%, 11/25/21	218
1	Series 1992-91, Class SQ, IF, HB, 9,197.500%, 05/25/22	124
469	Series 1992-112, Class GB, 7.000%, 07/25/22	516
11	Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
187	Series 1992-200, Class FK, VAR, 2.899%, 11/25/22	187
202	Series 1993-27, Class S, IF, 9.283%, 02/25/23	208
402	Series 1993-110, Class H, 6.500%, 05/25/23	430
49	Series 1993-119, Class H, 6.500%, 07/25/23	52
399	Series 1993-146, Class E, PO, 05/25/23	366
182	Series 1993-165, Class FH, VAR, 1.463%, 09/25/23	182
889	Series 1993-179, Class FM, VAR, 2.849%, 10/25/23	888
36	Series 1994-62, Class PH, 6.900%, 11/25/23	36
101	Series 1997-74, Class E, 7.500%, 10/20/27	111
1,996	Series 2001-9, Class F, VAR, 0.523%, 02/17/31	1,963
671	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	110

SEE NOTES TO FINANCIAL STATEMENTS.

106   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — 21.6%
3,193	Series 2002-77, Class FY, VAR, 0.666%, 12/25/17	3,150
5,217	Series 2003-17, Class FN, VAR, 0.566%, 03/25/18	5,124
250	Series 2003-21, Class FK, VAR, 0.666%, 03/25/33	246
6,629	Series 2003-34, Class BS, IF, IO, 7.384%, 05/25/22	488
1,494	Series 2003-60, Class SA, IF, IO, 7.384%, 07/25/21	101
2,834	Series 2003-60, Class SB, IF, IO, 7.384%, 07/25/21	202
477	Series 2003-72, Class JF, VAR, 0.666%, 08/25/33	477
3,233	Series 2004-17, Class BF, VAR, 0.616%, 01/25/34	3,142
141	Series G92-44, Class ZQ, 8.000%, 07/25/22	155
2,071	Series G94-9, Class PJ, 6.500%, 08/17/24	2,263
	Federal National Mortgage Association Whole Loan,
552	Series 2003-W1, Class 2A, 7.500%, 12/25/42	615
3,143	Series 2003-W15, Class 3A, VAR, 5.156%, 12/25/42	3,252
2,905	Series 2003-W4, Class 5A, VAR, 5.188%, 10/25/42	3,047
891	Series 2004-W2, Class 1A3F, VAR, 0.616%, 02/25/44	879
1,618	Series 2004-W2, Class 4A, VAR, 5.201%, 02/25/44	1,708
	Government National Mortgage Association,
1,298	Series 1999-27, Class ZA, 7.500%, 04/17/29	1,426
36	Series 2000-35, Class F, VAR, 0.823%, 12/16/25	35
851	Series 2002-31, Class FC, VAR, 0.514%, 09/26/21	834
3,969	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	307
49,139	Series 2003-59, Class XA, IO, VAR, 2.061%, 06/16/34	3,467
		63,973
	Non-Agency CMO — 33.9%
4,499	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.960%, 05/20/35	3,061
	Banc of America Mortgage Securities, Inc.,
98	Series 2003-5, Class 2A8, VAR, 0.716%, 07/25/18	72
3,347	Series 2005-A, Class 3A1, VAR, 5.046%, 02/25/35	2,659
1,164	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 0.936%, 11/25/34	541
1,232	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.250%, 10/25/33	1,232
1,372	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 0.666%, 08/25/18	1,216
170	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 4.277%, 11/25/18	159
47	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	47
2,548	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.706%, 12/25/34	1,905
	Countrywide Home Loan Mortgage Pass-Through Trust,
1,481	Series 2003-21, Class A1, VAR, 4.101%, 05/25/33	1,192
7,160	Series 2003-49, Class A4, VAR, 4.279%, 12/19/33	7,029
563	Series 2004-HYB8, Class 1A1, VAR, 0.623%, 01/20/35	330
884	Series 2005-1, Class 1A2, VAR, 0.616%, 03/25/35	157
	CS First Boston Mortgage Securities Corp.,
51	Series 2002-AR2, Class 1B2, VAR, 4.625%, 02/25/32	15
3,065	Series 2003-AR24, Class 2A4, VAR, 3.896%, 10/25/33	2,549
401	Series 2004-5, Class 1A8, 6.000%, 09/25/34	402
	First Horizon Alternative Mortgage Securities,
843	Series 2005-AA7, Class 1A2, VAR, 3.304%, 09/25/35	210
2,127	Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	1,812
1,508	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.924%, 02/25/35	1,342
	First Republic Mortgage Loan Trust,
169	Series 2000-FRB1, Class B1, VAR, 0.766%, 06/25/30	139
865	Series 2000-FRB2, Class A1, VAR, 0.523%, 11/15/30	817
5,481	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	4,500
5,835	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	5,315

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   107

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Impac CMB Trust,
1,970	Series 2004-3, Class 3A, VAR, 0.586%, 03/25/34	1,435
752	Series 2004-6, Class 1A2, VAR, 1.046%, 10/25/34	484
3,028	Series 2005-5, Class A1, VAR, 0.586%, 08/25/35	1,552
5,001	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.651%, 03/25/37	3,378
946	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 4.314%, 10/25/33	888
	MASTR Adjustable Rate Mortgages Trust,
7,880	Series 2003-5, Class 5A1, VAR, 4.063%, 10/25/33	7,337
368	Series 2004-7, Class 6A1, VAR, 0.706%, 08/25/34	209
2,095	Series 2004-13, Class 2A1, VAR, 4.210%, 04/21/34	1,967
3,220	Series 2004-13, Class 3A7B, VAR, 2.560%, 11/21/34	2,197
887	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.666%, 02/25/33	861
	Mellon Residential Funding Corp.,
1,593	Series 2001-TBC1, Class B1, VAR, 1.153%, 11/15/31	1,124
325	Series 2002-TBC1, Class B1, VAR, 1.273%, 09/15/30	256
162	Series 2002-TBC1, Class B2, VAR, 1.673%, 09/15/30	126
933	Series 2002-TBC2, Class B1, VAR, 1.123%, 08/15/32	702
315	Merrill Lynch Trust, Series 47, Class Z, 8.985%, 10/20/20	344
	MLCC Mortgage Investors, Inc.,
1,690	Series 2004-1, Class 2A3, VAR, 3.903%, 12/25/34	681
2,050	Series 2004-D, Class A1, VAR, 0.596%, 08/25/29	1,852
	Morgan Stanley Dean Witter Capital I,
866	Series 2003-HYB1, Class A4, VAR, 4.200%, 03/25/33	755
640	Series 2003-HYB1, Class B1, VAR, 4.250%, 03/25/33 (f)	250
	Morgan Stanley Mortgage Loan Trust,
1,093	Series 2004-5AR, Class 3A3, VAR, 3.745%, 07/25/34	492
4,650	Series 2004-5AR, Class 3A5, VAR, 3.745%, 07/25/34	2,899
2,380	Series 2004-11AR, Class 1A2A, VAR, 0.576%, 01/25/35	1,417
	Nomura Asset Acceptance Corp.,
692	Series 2003-A3, Class A1, SUB, 5.000%, 08/25/33	612
209	Series 2004-AR1, Class 5A1, VAR, 1.026%, 08/25/34	167
2,672	Series 2004-R3, Class AF, VAR, 0.716%, 02/25/35 (e)	1,753
165	Series 2005-AR1, Class 2A1, VAR, 0.546%, 02/25/35	137
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 4.957%, 06/25/35 (f)	2,565
2,105	Series 2006-SA4, Class 2A1, VAR, 6.119%, 11/25/36	1,364
13	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.000%, 09/25/30	12
23	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	23
	Sequoia Mortgage Trust,
217	Series 11, Class A, VAR, 1.173%, 12/20/32	190
544	Series 2003-3, Class A2, VAR, 1.511%, 07/20/33	429
	Structured Asset Mortgage Investments, Inc.,
1,928	Series 2002-AR2, Class A3, VAR, 0.779%, 07/19/32	1,548
340	Series 2004-AR1, Class 1A1, VAR, 0.629%, 03/19/34	211
	Structured Asset Securities Corp.,
2,086	Series 2003-8, Class 2A9, VAR, 0.766%, 04/25/33	1,862
2,619	Series 2003-40A, Class 4A, VAR, 5.373%, 01/25/34	2,211
	WaMu Mortgage Pass-Through Certificates,
2,487	Series 2004-AR11, Class A, VAR, 3.530%, 10/25/34	2,309
4,684	Series 2004-AR14, Class A1, VAR, 4.211%, 01/25/35	4,407
5,686	Series 2004-AR3, Class A1, VAR, 3.141%, 06/25/34	5,341
511	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.000%, 04/25/17	502

SEE NOTES TO FINANCIAL STATEMENTS.

108   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
		Wells Fargo Mortgage Backed Securities Trust,
1,724		Series 2003-F, Class A1, VAR, 4.872%, 06/25/33	1,691
3,925		Series 2003-K, Class 1A2, VAR, 4.475%, 11/25/33	3,747
1,413		Series 2004-H, Class A2, VAR, 4.530%, 06/25/34	1,041
			100,029
		Total Collateralized Mortgage Obligations (Cost $190,614)	164,002
Commercial Mortgage-Backed Securities — 2.6%
		Bayview Commercial Asset Trust,
1,000		Series 2004-3, Class A2, VAR, 0.686%, 01/25/35 (e)	590
3,578		Series 2005-2A, Class A2, VAR, 0.616%, 08/25/35 (e)	2,012
715		Series 2005-2A, Class M1, VAR, 0.696%, 08/25/35 (e)	352
2,952		Series 2007-3, Class A2, VAR, 0.556%, 07/25/37 (e) (f)	1,541
1,851		Series 2007-2A, Class A2, VAR, 0.586%, 07/25/37 (e)	966
921		Series 2007-2A, Class M4, VAR, 0.916%, 07/25/37 (e)	297
1,538		Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, VAR, 0.713%, 09/15/19 (e)	1,498
734		FFCA Secured Lending Corp., Series 1999-1A, Class B2, VAR, 1.273%, 09/18/25 (e)	463
		Total Commercial Mortgage-Backed Securities (Cost $13,289)	7,719
Corporate Bonds — 0.4%
		Financials — 0.4%
		Capital Markets — 0.4%
6,355		Lehman Brothers Holdings, Inc., 5.884%, 02/17/15 (d) (i)	1,096
		Consumer Finance — 0.0% (g)
250		SLM Corp., VAR, 0.839%, 01/31/14	136
		Total Corporate Bonds (Cost $6,571)	1,232
Mortgage Pass-Through Securities — 5.7%
		Federal Home Loan Mortgage Corp.,
23		ARM, 3.155%, 11/01/28	23
—	(h)	ARM, 3.156%, 02/01/19	—	(h)
1,004		ARM, 3.540%, 01/01/23	1,018
383		ARM, 3.555%, 08/01/27	391
663		ARM, 3.688%, 07/01/30 (m)	670
299		ARM, 3.741%, 12/01/26	303
351		ARM, 3.772%, 12/01/27 (m)	358
95		ARM, 3.847%, 04/01/24	96
1,681		ARM, 3.879%, 04/01/32	1,715
85		ARM, 3.933%, 04/01/30	87
143		ARM, 3.968%, 01/01/27	145
198		ARM, 4.022%, 07/01/19	201
55		ARM, 4.119%, 06/01/22	55
585		ARM, 4.232%, 01/01/23 (m)	593
187		ARM, 4.302%, 07/01/28	190
31		ARM, 4.312%, 12/01/29	32
193		ARM, 4.479%, 02/01/23	196
81		ARM, 4.502%, 05/01/18	83
150		ARM, 4.586%, 12/01/26	153
29		ARM, 4.615%, 06/01/25	30
17		ARM, 4.875%, 06/01/26 (m)	17
35		ARM, 4.995%, 08/01/19	36
22		ARM, 5.095%, 12/01/21	23
56		ARM, 5.182%, 10/01/29	57
33		ARM, 5.280%, 11/01/27	34
156		ARM, 5.390%, 01/01/30	160
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
4		7.000%, 01/01/10(m)	4
1		7.500%, 09/01/10	1
81		8.000%, 12/01/09 – 09/01/16	87
54		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	61
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
14		7.500%, 05/01/28	15
71		8.500%, 07/01/28	81
28		9.000%, 02/01/25	32
		Federal National Mortgage Association,
82		ARM, 3.130%, 05/01/18	83
29		ARM, 3.193%, 06/01/18	29
77		ARM, 3.200%, 07/01/30	78
79		ARM, 3.217%, 06/01/26	81
251		ARM, 3.242%, 07/01/20 (m)	250
149		ARM, 3.371%, 07/01/27	152
113		ARM, 3.504%, 12/01/20	114
98		ARM, 3.613%, 04/01/21	97
48		ARM, 3.627%, 03/01/38	48
490		ARM, 3.743%, 11/01/18	482
28		ARM, 3.825%, 04/01/24	29

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   109

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
20	ARM, 3.873%, 05/01/29	20
1,546	ARM, 3.911%, 05/01/33	1,562
660	ARM, 3.937%, 09/01/33	665
151	ARM, 3.967%, 01/01/31 (m)	152
473	ARM, 4.058%, 08/01/26	475
17	ARM, 4.076%, 07/01/25	17
1,114	ARM, 4.144%, 01/01/25	1,133
21	ARM, 4.250%, 03/01/17	22
76	ARM, 4.460%, 11/01/23	77
23	ARM, 4.721%, 11/01/21	24
167	ARM, 4.732%, 03/01/29	169
541	ARM, 4.892%, 02/01/34	549
391	ARM, 5.017%, 09/01/19	405
28	ARM, 5.095%, 12/01/26	29
131	ARM, 5.127%, 11/01/30	136
201	ARM, 5.233%, 12/01/28	206
229	ARM, 5.281%, 03/01/15	229
47	ARM, 5.694%, 05/01/20	47
162	ARM, 5.826%, 05/01/31	169
127	ARM, 6.000%, 01/01/20	132
41	ARM, 7.775%, 05/01/30	43
	Federal National Mortgage Association, 15 Year, Single Family,
29	6.000%, 08/01/14	29
360	7.000%, 12/01/10 – 03/01/16 (m)	378
	Federal National Mortgage Association, 30 Year, Single Family,
31	7.000%, 03/01/27	34
82	7.250%, 09/01/22	91
246	7.500%, 08/01/10 – 10/01/30	269
34	8.000%, 11/01/27	38
62	8.500%, 08/01/17 – 10/01/24	67
45	9.000%, 08/01/21 – 08/01/25	49
	Federal National Mortgage Association, Other,
59	6.500%, 04/01/16	62
62	12.000%, 11/01/30	73
	Government National Mortgage Association II, 30 Year, Single Family,
107	7.250%, 08/20/22 – 11/20/22	118
137	7.400%, 10/20/21 – 03/20/22	151
32	7.500%, 10/20/23	36
27	7.850%, 12/20/21	30
104	8.000%, 07/20/25 – 08/20/26	118
	Government National Mortgage Association, 30 Year, Single Family,
88	7.000%, 06/15/24	97
43	8.000%, 10/15/27	49
44	9.000%, 11/15/24	49
324	9.500%, 07/15/25	363
	Total Mortgage Pass-Through Securities (Cost $16,530)	16,752

SHARES
Short-Term Investment — 21.1%
	Investment Company — 21.1%
62,394	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (Cost $62,394)	62,394
	Total Investments — 98.6% (Cost $379,880)	291,263
	Other Assets in Excess of Liabilities — 1.4%	4,107
	NET ASSETS — 100.0%	$295,370

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

110   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.7%
		AmeriCredit Automobile Receivables Trust,
647		Series 2005-BM, Class A4, VAR, 0.356%, 05/06/12	626
418		Series 2007-CM, Class A3B, VAR, 0.306%, 05/07/12	412
501		Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.636%, 04/25/36	313
2,042		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,751
410		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.646%, 12/25/33	252
200		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.233%, 01/25/36	131
200		First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF17, Class A4, VAR, 0.366%, 12/25/36	122
		HFC Home Equity Loan Asset Backed Certificates,
598		Series 2005-2, Class A1, VAR, 0.542%, 01/20/35	504
846		Series 2006-1, Class A1, VAR, 0.433%, 01/20/36	717
495		Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 0.466%, 03/25/36	273
		Long Beach Mortgage Loan Trust,
500		Series 2006-8, Class 2A2, VAR, 0.356%, 09/25/36	200
1,030		Series 2006-WL2, Class 2A3, VAR, 0.466%, 01/25/36	684
48		MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 0.306%, 08/25/36	40
700		New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.500%, 11/25/33	488
500		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	255
532		Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	429
588		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.450%, 04/25/32 (e)	492
1,387		Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	1,112
		Total Asset-Backed Securities (Cost $10,192)	8,801
Collateralized Mortgage Obligations — 72.1%
		Agency CMO — 49.2%
		Federal Home Loan Mortgage Corp. REMICS,
46		Series 11, Class D, 9.500%, 07/15/19	50
23		Series 22, Class C, 9.500%, 04/15/20	25
31		Series 23, Class F, 9.600%, 04/15/20	34
22		Series 30, Class D, 9.500%, 02/15/20	24
1		Series 41, Class I, HB, 84.000%, 05/15/20	2
12		Series 47, Class F, 10.000%, 06/15/20	13
159		Series 77, Class H, 8.500%, 09/15/20	172
5		Series 81, Class A, 8.125%, 11/15/20	5
12		Series 84, Class F, 9.200%, 10/15/20	14
12		Series 99, Class Z, 9.500%, 01/15/21	13
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,826.308%, 05/15/23	10
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	4
7		Series 1065, Class J, 9.000%, 04/15/21	7
16		Series 1079, Class S, HB, IF, 32.938%, 05/15/21	26
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
10		Series 1084, Class F, VAR, 1.263%, 05/15/21	10
7		Series 1084, Class S, HB, IF, 43.819%, 05/15/21	12
12		Series 1133, Class H, 7.000%, 09/15/21	13
26		Series 1144, Class KB, 8.500%, 09/15/21	28
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	3
9		Series 1179, Class H, 7.500%, 11/15/21	9
—	(h)	Series 1196, Class B, HB, IF, 1,161.253%, 01/15/22	9
26		Series 1254, Class N, 8.000%, 04/15/22	26
75		Series 1343, Class LA, 8.000%, 08/15/22	82
38		Series 1343, Class LB, 7.500%, 08/15/22	41
124		Series 1374, Class Z, 7.000%, 10/15/22	134
35		Series 1395, Class G, 6.000%, 10/15/22	37
330		Series 1401, Class J, 7.000%, 10/15/22	363
446		Series 1466, Class PZ, 7.500%, 02/15/23	483
13		Series 1470, Class F, VAR, 2.599%, 02/15/23	12
14		Series 1505, Class QB, HB, IF, 20.037%, 05/15/23	19
141		Series 1518, Class G, IF, 8.712%, 05/15/23	142
109		Series 1526, Class L, 6.500%, 06/15/23	117

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   111

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
20	Series 1540, Class IA, 7.000%, 06/15/13	20
152	Series 1541, Class O, VAR, 3.070%, 07/15/23	151
497	Series 1543, Class VM, 6.900%, 04/15/23	502
35	Series 1570, Class F, VAR, 3.099%, 08/15/23	35
88	Series 1570, Class SA, HB, IF, 20.779%, 08/15/23	113
382	Series 1578, Class K, 6.900%, 09/15/23	409
43	Series 1578, Class V, IO, 7.000%, 09/15/23	7
834	Series 1591, Class PV, 6.250%, 10/15/23	895
216	Series 1596, Class D, 6.500%, 10/15/13	222
15	Series 1602, Class SA, HB, IF, 21.734%, 10/15/23	20
303	Series 1609, Class LG, IF, 16.656%, 11/15/23	364
62	Series 1611, Class JA, VAR, 1.625%, 08/15/23	63
1,260	Series 1628, Class LZ, 6.500%, 12/15/23	1,341
685	Series 1638, Class H, 6.500%, 12/15/23	736
1,036	Series 1644, Class K, 6.750%, 12/15/23	1,126
1,264	Series 1658, Class GZ, 7.000%, 01/15/24	1,360
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	7
531	Series 1677, Class Z, 7.500%, 07/15/23	575
10	Series 1686, Class SH, IF, 18.534%, 02/15/24	13
37	Series 1688, Class W, 7.250%, 03/15/14	40
483	Series 1695, Class EB, 7.000%, 03/15/24	527
62	Series 1699, Class FC, VAR, 0.913%, 03/15/24	62
67	Series 1745, Class D, 7.500%, 08/15/24	72
1,964	Series 1760, Class ZD, VAR, 3.120%, 02/15/24	1,964
211	Series 1798, Class F, 5.000%, 05/15/23	219
12	Series 1807, Class G, 9.000%, 10/15/20	13
1,663	Series 1813, Class I, PO, 11/15/23	1,401
6,430	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	805
403	Series 1829, Class ZB, 6.500%, 03/15/26	436
27	Series 1844, Class E, 6.500%, 10/15/13	28
720	Series 1863, Class Z, 6.500%, 07/15/26	766
6	Series 1865, Class D, PO, 02/15/24	4
202	Series 1899, Class ZE, 8.000%, 09/15/26	221
177	Series 1963, Class Z, 7.500%, 01/15/27	181
49	Series 1985, Class PR, IO, 8.000%, 07/15/27	10
81	Series 1987, Class PE, 7.500%, 09/15/27	81
47	Series 2025, Class PE, 6.300%, 01/15/13	47
699	Series 2033, Class J, 5.600%, 06/15/23	705
40	Series 2033, Class SN, HB, IF, 24.250%, 03/15/24	18
53	Series 2038, Class PN, IO, 7.000%, 03/15/28	9
416	Series 2040, Class PE, 7.500%, 03/15/28	422
62	Series 2042, Class T, 7.000%, 03/15/28	66
220	Series 2055, Class OE, 6.500%, 05/15/13	230
192	Series 2060, Class Z, 6.500%, 05/15/28	204
517	Series 2061, Class DC, IO, 6.500%, 06/15/28	87
25,013	Series 2065, Class PX, IO, 0.750%, 08/17/27	819
1,180	Series 2075, Class PH, 6.500%, 08/15/28	1,266
363	Series 2086, Class GB, 6.000%, 09/15/28	387
78	Series 2089, Class PJ, IO, 7.000%, 10/15/28	13
817	Series 2102, Class TC, 6.000%, 12/15/13 (m)	868
534	Series 2102, Class TU, 6.000%, 12/15/13 (m)	568
1,051	Series 2110, Class PG, 6.000%, 01/15/29	1,128
792	Series 2111, Class SB, IF, IO, 7.227%, 01/15/29	108
491	Series 2115, Class PE, 6.000%, 01/15/14	520
366	Series 2125, Class JZ, 6.000%, 02/15/29	391
132	Series 2132, Class SB, HB, IF, 29.334%, 03/15/29	174
197	Series 2132, Class ZL, 6.500%, 03/15/29	214
20	Series 2135, Class UK, IO, 6.500%, 03/15/14	2
26	Series 2141, Class IO, IO, 7.000%, 04/15/29	5
62	Series 2163, Class PC, IO, 7.500%, 06/15/29	10
142	Series 2178, Class PB, 7.000%, 08/15/29	155
32	Series 2189, Class SA, IF, 17.826%, 02/15/28	34
214	Series 2201, Class C, 8.000%, 11/15/29	234
654	Series 2209, Class TC, 8.000%, 01/15/30	701
306	Series 2210, Class Z, 8.000%, 01/15/30	328
124	Series 2224, Class CB, 8.000%, 03/15/30	129
72	Series 2247, Class Z, 7.500%, 08/15/30	82
331	Series 2254, Class Z, 9.000%, 09/15/30	376
353	Series 2256, Class MC, 7.250%, 09/15/30	382
596	Series 2259, Class ZM, 7.000%, 10/15/30	644
630	Series 2271, Class PC, 7.250%, 12/15/30	646
518	Series 2283, Class K, 6.500%, 12/15/23	566
202	Series 2296, Class PD, 7.000%, 03/15/31	214
444	Series 2301, Class PA, 6.000%, 10/15/13	469
1,076	Series 2303, Class ZN, 8.500%, 04/15/29	1,186
90	Series 2306, Class K, PO, 05/15/24	77
226	Series 2306, Class SE, IF, IO, 6.980%, 05/15/24	30
1,087	Series 2344, Class QG, 6.000%, 08/15/16	1,163
1,610	Series 2344, Class ZD, 6.500%, 08/15/31	1,738
168	Series 2344, Class ZJ, 6.500%, 08/15/31	182
119	Series 2345, Class NE, 6.500%, 08/15/31	128
397	Series 2347, Class VP, 6.500%, 03/15/20	424
417	Series 2353, Class TD, 6.000%, 09/15/16	449
393	Series 2355, Class BP, 6.000%, 09/15/16	423

SEE NOTES TO FINANCIAL STATEMENTS.

112   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — 49.2%
320	Series 2358, Class PD, 6.000%, 09/15/16	337
655	Series 2359, Class PM, 6.000%, 09/15/16	702
506	Series 2359, Class ZB, 8.500%, 06/15/31	555
740	Series 2360, Class PG, 6.000%, 09/15/16	787
215	Series 2363, Class PF, 6.000%, 09/15/16	229
403	Series 2366, Class MD, 6.000%, 10/15/16	429
120	Series 2368, Class AS, HB, IF, 20.221%, 10/15/31	147
289	Series 2368, Class TG, 6.000%, 10/15/16	311
128	Series 2372, Class F, VAR, 0.773%, 10/15/31	128
131	Series 2383, Class FD, VAR, 0.773%, 11/15/31	126
232	Series 2388, Class UZ, 8.500%, 06/15/31	255
1,922	Series 2391, Class QR, 5.500%, 12/15/16	2,048
185	Series 2394, Class MC, 6.000%, 12/15/16	198
632	Series 2399, Class TH, 6.500%, 01/15/32	682
353	Series 2410, Class OE, 6.375%, 02/15/32	381
504	Series 2410, Class QS, IF, 18.791%, 02/15/32	545
234	Series 2410, Class QX, IF, IO, 8.377%, 02/15/32	36
360	Series 2423, Class MC, 7.000%, 03/15/32	391
430	Series 2423, Class MT, 7.000%, 03/15/32	467
476	Series 2425, Class OB, 6.000%, 03/15/17	512
601	Series 2434, Class TC, 7.000%, 04/15/32	655
1,043	Series 2436, Class MC, 7.000%, 04/15/32	1,142
317	Series 2444, Class ES, IF, IO, 7.677%, 03/15/32	42
326	Series 2450, Class GZ, 7.000%, 05/15/32	352
359	Series 2450, Class SW, IF, IO, 7.727%, 03/15/32	48
1,020	Series 2458, Class QE, 5.500%, 06/15/17	1,087
1,056	Series 2460, Class VZ, 6.000%, 11/15/29	1,087
861	Series 2462, Class NB, 6.500%, 06/15/22	946
97	Series 2470, Class SL, IF, 9.000%, 01/15/27	107
723	Series 2474, Class SJ, IF, IO, 7.377%, 07/15/17	66
266	Series 2480, Class PV, 6.000%, 07/15/11	276
6,628	Series 2494, Class SX, IF, IO, 6.727%, 02/15/32	900
42	Series 2498, Class UD, 5.500%, 06/15/16	42
555	Series 2513, Class YO, PO, 02/15/32	543
963	Series 2515, Class DE, 4.000%, 03/15/32	979
75	Series 2517, Class SE, IF, 15.568%, 10/15/09	76
135	Series 2519, Class BT, 8.500%, 09/15/31	142
703	Series 2527, Class VU, 5.500%, 10/15/13	714
1,036	Series 2533, Class HB, 5.500%, 12/15/17	1,109
655	Series 2535, Class BK, 5.500%, 12/15/22	698
159	Series 2541, Class GX, 5.500%, 02/15/17	161
1,389	Series 2549, Class ZG, 5.000%, 01/15/18	1,366
907	Series 2553, Class GF, VAR, 0.673%, 02/15/17	901
74	Series 2557, Class WJ, 5.000%, 07/15/14	74
358	Series 2565, Class MB, 6.000%, 05/15/30	370
237	Series 2571, Class SK, HB, IF, 33.324%, 09/15/23	345
1,868	Series 2586, Class WI, IO, 6.500%, 03/15/33	334
5,000	Series 2590, Class IP, IO, 5.500%, 08/15/31	315
2,073	Series 2591, Class WI, IO, 5.500%, 02/15/30	116
896	Series 2594, Class VA, 6.000%, 03/15/14	909
191	Series 2594, Class VP, 6.000%, 02/15/14	192
462	Series 2597, Class DS, IF, IO, 7.277%, 02/15/33	28
863	Series 2599, Class DS, IF, IO, 6.727%, 02/15/33	53
816	Series 2610, Class DS, IF, IO, 6.827%, 03/15/33	53
1,904	Series 2611, Class SH, IF, IO, 7.377%, 10/15/21	127
1,036	Series 2611, Class UH, 4.500%, 05/15/18	1,078
2,330	Series 2617, Class GR, 4.500%, 05/15/18	2,426
214	Series 2624, Class IU, IO, 5.000%, 06/15/33	17
5,133	Series 2626, Class NS, IF, IO, 6.277%, 06/15/23	550
2,071	Series 2631, Class LC, 4.500%, 06/15/18	2,156
480	Series 2631, Class SA, IF, 14.350%, 06/15/33	539
1,541	Series 2637, Class SA, IF, IO, 5.827%, 06/15/18	134
491	Series 2640, Class UG, IO, 5.000%, 01/15/32	69
2,900	Series 2640, Class UP, IO, 5.000%, 01/15/32	248
394	Series 2640, Class UR, IO, 4.500%, 08/15/17	17
3,869	Series 2641, Class WI, IO, 5.000%, 01/15/33	399
238	Series 2643, Class HI, IO, 4.500%, 12/15/16	10
1,000	Series 2649, Class IG, IO, 5.000%, 11/15/31	124
1,814	Series 2650, Class PO, PO, 12/15/32	1,629
3,067	Series 2650, Class SO, PO, 12/15/32	2,750
602	Series 2656, Class SH, HB, IF, 20.782%, 02/15/25	638
1,000	Series 2657, Class MD, 5.000%, 12/15/20	1,055
287	Series 2663, Class EO, PO, 08/15/33	232
324	Series 2668, Class S, IF, 11.454%, 09/15/33	326
2,734	Series 2668, Class SB, IF, 6.957%, 10/15/15	2,885
808	Series 2671, Class S, IF, 14.258%, 09/15/33	909
1,036	Series 2672, Class ME, 5.000%, 11/15/22	1,082
463	Series 2672, Class SJ, IF, 6.913%, 09/15/16	485
6,732	Series 2675, Class CK, 4.000%, 09/15/18 (m)	6,834

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   113

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,255	Series 2682, Class YS, IF, 8.579%, 10/15/33	1,236
127	Series 2683, Class VA, 5.500%, 02/15/21	131
11,562	Series 2684, Class PO, PO, 01/15/33	8,880
1,346	Series 2684, Class TO, PO, 10/15/33	1,058
2,192	Series 2686, Class GB, 5.000%, 05/15/20	2,284
1,298	Series 2686, Class NS, IF, IO, 7.327%, 10/15/21	89
755	Series 2690, Class SJ, IF, 8.741%, 10/15/33	637
926	Series 2691, Class WS, IF, 8.591%, 10/15/33	965
1,006	Series 2692, Class SC, IF, 12.741%, 07/15/33	1,024
242	Series 2694, Class BA, 4.000%, 06/15/31	242
619	Series 2696, Class SM, IF, 13.654%, 12/15/26	655
1,554	Series 2702, Class PC, 5.000%, 01/15/23	1,628
521	Series 2705, Class SC, IF, 8.591%, 11/15/33	537
1,233	Series 2705, Class SD, IF, 8.649%, 11/15/33	1,111
2,589	Series 2715, Class OG, 5.000%, 01/15/23	2,676
3,679	Series 2716, Class UN, 4.500%, 12/15/23	3,713
2,071	Series 2720, Class PC, 5.000%, 12/15/23	2,170
3,108	Series 2727, Class BS, IF, 8.666%, 01/15/34	2,716
104	Series 2727, Class PO, PO, 01/15/34	87
402	Series 2739, Class S, IF, 11.454%, 01/15/34	403
574	Series 2744, Class FE, VAR, 0.000%, 02/15/34	561
2,485	Series 2744, Class PD, 5.500%, 08/15/33	2,582
283	Series 2744, Class QO, PO, 02/15/34	279
2,071	Series 2744, Class TU, 5.500%, 05/15/32	2,158
439	Series 2753, Class S, IF, 11.454%, 02/15/34	441
3,745	Series 2755, Class PA, PO, 02/15/29	3,635
729	Series 2755, Class SA, IF, 13.654%, 05/15/30	778
613	Series 2756, Class NA, 5.000%, 02/15/24	645
1,347	Series 2760, Class IB, IO, 5.000%, 11/15/27	66
502	Series 2762, Class LO, PO, 03/15/34	413
685	Series 2764, Class OE, 4.500%, 03/15/19	707
309	Series 2769, Class PO, PO, 03/15/34	257
228	Series 2774, Class QO, PO, 04/15/34	170
971	Series 2776, Class SK, IF, 8.666%, 04/15/34	975
172	Series 2777, Class DV, 6.500%, 11/15/17	183
463	Series 2777, Class SX, IF, 11.766%, 04/15/34	460
170	Series 2778, Class BS, IF, 15.068%, 04/15/34	174
2,000	Series 2780, Class BE, 4.500%, 04/15/19	2,064
1,805	Series 2780, Class JG, 4.500%, 04/15/19	1,860
1,678	Series 2780, Class YC, 5.000%, 04/15/19	1,769
378	Series 2801, Class BS, IF, 13.554%, 05/15/34	392
962	Series 2812, Class AB, 4.500%, 10/15/18	1,007
1,185	Series 2812, Class EL, 7.500%, 02/15/27	1,222
471	Series 2827, Class NT, IF, 8.000%, 01/15/22	485
192	Series 2827, Class PS, IF, IO, 7.027%, 04/15/28	1
291	Series 2827, Class SQ, IF, 7.500%, 01/15/19	295
888	Series 2835, Class QO, PO, 12/15/32	769
253	Series 2838, Class FQ, VAR, 0.723%, 08/15/34	251
231	Series 2841, Class YA, 5.500%, 07/15/27	235
508	Series 2863, Class JA, 4.500%, 09/15/19	521
1,370	Series 2864, Class GB, 4.000%, 09/15/19	1,387
575	Series 2911, Class BU, 5.000%, 09/15/23	577
499	Series 2925, Class MW, VAR, 0.000%, 01/15/35	462
4,755	Series 2934, Class EC, PO, 02/15/20	4,248
651	Series 2934, Class EN, PO, 02/15/18	623
4,945	Series 2934, Class HI, IO, 5.000%, 02/15/20	538
3,254	Series 2934, Class KI, IO, 5.000%, 02/15/20	361
1,397	Series 2945, Class SA, IF, 11.803%, 03/15/20	1,560
1,381	Series 2967, Class JI, IO, 5.000%, 04/15/20	141
595	Series 2967, Class S, HB, IF, 32.325%, 04/15/25	756
1,031	Series 2971, Class GB, 5.000%, 11/15/16	1,085
685	Series 2971, Class GC, 5.000%, 07/15/18	725
224	Series 2975, Class KO, PO, 05/15/35	215
754	Series 2989, Class PO, PO, 06/15/23	687
645	Series 2990, Class LK, VAR, 0.643%, 10/15/34	630
667	Series 2990, Class SL, HB, IF, 23.493%, 06/15/34	787
485	Series 2990, Class WP, IF, 16.324%, 06/15/35	571
265	Series 2996, Class FD, VAR, 0.523%, 06/15/35	256
1,000	Series 2999, Class NC, 4.500%, 12/15/18	1,040
261	Series 3000, Class JF, VAR, 0.673%, 04/15/35	257
2,232	Series 3047, Class OB, 5.500%, 12/15/33	2,359
2,166	Series 3049, Class XF, VAR, 0.623%, 05/15/33	2,057
2,038	Series 3054, Class MI, IO, 5.500%, 05/15/34	228
146	Series 3063, Class ST, SUB, 0.000%, 11/15/35	148
3,874	Series 3068, Class QB, 4.500%, 06/15/20	4,008
1,941	Series 3100, Class MA, VAR, 5.092%, 12/15/35	1,858
1,321	Series 3117, Class EO, PO, 02/15/36	1,160
1,588	Series 3117, Class OK, PO, 02/15/36	1,365
1,211	Series 3118, Class DM, 5.000%, 02/15/24	1,219
402	Series 3122, Class OH, PO, 03/15/36	348
76	Series 3122, Class ZB, 6.000%, 03/15/36	76
293	Series 3134, Class PO, PO, 03/15/36	253
1,353	Series 3138, Class PO, PO, 04/15/36	1,166
561	Series 3149, Class SO, PO, 05/15/36	443
1,498	Series 3152, Class MO, PO, 03/15/36	1,294

SEE NOTES TO FINANCIAL STATEMENTS.

114   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
496		Series 3158, Class LX, VAR, 0.000%, 05/15/36	467
1,000		Series 3162, Class OB, 6.000%, 11/15/30	1,050
79		Series 3164, Class CF, VAR, 0.000%, 04/15/33	79
450		Series 3170, Class FM, VAR, 0.623%, 09/15/33	445
1,224		Series 3171, Class MO, PO, 06/15/36	1,025
994		Series 3174, Class PX, 5.000%, 06/15/17	1,059
1,926		Series 3179, Class OA, PO, 07/15/36	1,677
707		Series 3184, Class OA, PO, 02/15/33	653
4,061		Series 3194, Class SA, IF, IO, 6.827%, 07/15/36	490
1,480		Series 3195, Class PD, 6.500%, 07/15/36	1,599
3,171		Series 3219, Class DI, IO, 6.000%, 04/15/36	541
2,895		Series 3232, Class ST, IF, IO, 6.427%, 10/15/36	289
3,162		Series 3253, Class PO, PO, 12/15/21	2,828
1,677		Series 3260, Class CS, IF, IO, 5.867%, 01/15/37	160
1,729		Series 3274, Class JO, PO, 02/15/37	1,409
933		Series 3275, Class FL, VAR, 0.713%, 02/15/37	913
4,604		Series 3290, Class SB, IF, IO, 6.177%, 03/15/37	508
4,000		Series 3299, Class KB, 5.000%, 08/15/29	4,134
3,000		Series 3334, Class MC, 5.000%, 04/15/33	3,123
7,655		Series 3342, Class HI, IF, IO, 5.727%, 07/15/37	524
697		Series 3356, Class PA, 6.000%, 11/15/26	718
757		Series 3371, Class FA, VAR, 0.873%, 09/15/37	745
3,755		Series 3387, Class SA, IF, IO, 6.147%, 11/15/37	340
4,315		Series 3404, Class SC, IF, IO, 5.727%, 01/15/38	407
14,067		Series 3422, Class AI, SUB, IO, 1.860%, 01/15/38	354
2,482		Series 3422, Class LI, IO, 5.000%, 02/15/23	246
15,751		Series 3430, Class AI, IO, 1.417%, 09/15/12	317
10,303		Series 3437, Class AI, IO, 1.335%, 09/15/11	139
4,487		Series 3481, Class SJ, IF, IO, 5.577%, 08/15/38	424
8,503		Series 3505, Class SA, IF, IO, 5.727%, 01/15/39	596
4,334		Series 3511, Class IO, IO, 5.000%, 12/15/21	402
4,328		Series 3511, Class SA, IF, IO, 5.727%, 02/15/39	335
2,713		Series 3537, Class MI, IO, 5.000%, 06/15/38	528
982		Series 3546, Class A, VAR, 6.123%, 02/15/39	1,034
1,683		Series R012, Class AI, IO, 5.500%, 12/15/20	166
		Federal Home Loan Mortgage Corp. STRIPS,
5		Series 1, Class B, IO, 8.000%, 10/15/18	1
2		Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
22		Series 134, Class B, IO, 9.000%, 04/01/22	5
3,405		Series 191, Class IO, IO, 8.000%, 01/01/28	628
4,523		Series 233, Class 11, IO, 5.000%, 09/15/35	726
2,555		Series 233, Class 12, IO, 5.000%, 09/15/35	409
6,188		Series 233, Class 13, IO, 5.000%, 09/15/35	740
2,361		Series 243, Class 16, IO, 4.500%, 11/15/20	265
3,777		Series 243, Class 17, IO, 4.500%, 12/15/20	425
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
531		Series T-41, Class 3A, VAR, 7.500%, 07/25/32 (m)	591
713		Series T-42, Class A5, 7.500%, 02/25/42	793
119		Series T-51, Class 1A, VAR, 6.500%, 09/25/43	128
143		Series T-51, Class 2A, VAR, 7.500%, 08/25/42	156
1,170		Series T-54, Class 2A, 6.500%, 02/25/43	1,263
333		Series T-54, Class 3A, 7.000%, 02/25/43	365
302		Series T-58, Class A, PO, 09/25/43	219
306		Series T-59, Class 1AP, PO, 10/25/43	216
		Federal National Mortgage Association Grantor Trust,
65		Series 2001-T10, Class PO, PO, 12/25/41	53
1,476		Series 2001-T7, Class A1, 7.500%, 02/25/41	1,606
859		Series 2002-T19, Class A2, 7.000%, 07/25/42	936
1,890		Series 2004-T1, Class 1A1, 6.000%, 01/25/44	2,014
		Federal National Mortgage Association REMICS,
105		Series 1988-7, Class Z, 9.250%, 04/25/18	117
6		Series 1988-11, Class D, PO, 05/25/18	6
625		Series 1988-21, Class G, 9.500%, 08/25/18	706
5		Series 1988-29, Class B, 9.500%, 12/25/18	6
6		Series 1989-19, Class A, 10.300%, 04/25/19	6
7		Series 1989-21, Class G, 10.450%, 04/25/19	8
25		Series 1989-27, Class Y, 6.900%, 06/25/19	27
25		Series 1989-70, Class G, 8.000%, 10/25/19	28
12		Series 1989-78, Class H, 9.400%, 11/25/19	14
12		Series 1989-89, Class H, 9.000%, 11/25/19	13
8		Series 1990-60, Class K, 5.500%, 06/25/20	8
8		Series 1990-93, Class G, 5.500%, 08/25/20	8
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	7
52		Series 1990-102, Class J, 6.500%, 08/25/20	56
7		Series 1990-134, Class SC, HB, IF, 21.131%, 11/25/20	9
1		Series 1990-140, Class K, HB, 652.145%, 12/25/20	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   115

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	2
506		Series 1991-44, Class G, 8.500%, 05/25/21	559
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	3
12		Series 1992-38, Class Z, 7.500%, 02/25/22	13
70		Series 1992-73, Class H, 7.500%, 05/25/22	72
20		Series 1992-101, Class J, 7.500%, 06/25/22	21
391		Series 1992-188, Class PZ, 7.500%, 10/25/22	426
427		Series 1993-25, Class J, 7.500%, 03/25/23	477
189		Series 1993-27, Class S, IF, 9.283%, 02/25/23	194
86		Series 1993-31, Class K, 7.500%, 03/25/23	93
838		Series 1993-54, Class Z, 7.000%, 04/25/23	921
45		Series 1993-62, Class SA, IF, 16.802%, 04/25/23	60
41		Series 1993-97, Class FA, VAR, 1.563%, 05/25/23	42
17		Series 1993-108, Class D, PO, 02/25/23	17
103		Series 1993-162, Class F, VAR, 1.263%, 08/25/23	103
16		Series 1993-165, Class SD, IF, 11.464%, 09/25/23	19
192		Series 1993-167, Class GA, 7.000%, 09/25/23	200
161		Series 1993-179, Class SB, HB, IF, 22.754%, 10/25/23	214
2		Series 1993-204, Class PE, IO, 6.500%, 05/25/23	—	(h)
284		Series 1993-220, Class SG, IF, 15.375%, 11/25/13	331
67		Series 1993-225, Class SG, HB, IF, 26.199%, 12/25/13	80
32		Series 1993-228, Class G, PO, 09/25/23	26
21		Series 1993-230, Class FA, VAR, 0.913%, 12/25/23	21
559		Series 1993-250, Class Z, 7.000%, 12/25/23	600
223		Series 1993-257, Class C, PO, 06/25/23	196
2,100		Series 1994-26, Class J, PO, 01/25/24	1,728
257		Series 1994-37, Class L, 6.500%, 03/25/24	276
60		Series 1995-2, Class Z, 8.500%, 01/25/25	67
549		Series 1996-14, Class SE, IF, IO, 7.130%, 08/25/23	76
23		Series 1996-59, Class J, 6.500%, 08/25/22	26
169		Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	6
43		Series 1997-24, Class Z, 8.000%, 04/18/27	47
41		Series 1997-27, Class J, 7.500%, 04/18/27	44
744		Series 1997-46, Class Z, 7.500%, 06/17/27	833
41		Series 1997-81, Class PI, IO, 7.000%, 12/18/27	7
133		Series 1998-36, Class J, 6.000%, 07/18/28	136
836		Series 1998-36, Class ZB, 6.000%, 07/18/28	900
333		Series 1998-43, Class SA, IF, IO, 14.927%, 04/25/23	78
269		Series 1999-57, Class Z, 7.500%, 12/25/19	302
265		Series 1999-62, Class PB, 7.500%, 12/18/29	295
41		Series 2000-52, Class IO, IO, 8.500%, 01/25/31	7
1,765		Series 2001-4, Class ZA, 6.500%, 03/25/31	1,913
243		Series 2001-5, Class OW, 6.000%, 03/25/16	258
259		Series 2001-7, Class PF, 7.000%, 03/25/31	282
1,026		Series 2001-31, Class VD, 6.000%, 05/25/31	1,059
485		Series 2001-33, Class ID, IO, 6.000%, 07/25/31	79
461		Series 2001-36, Class DE, 7.000%, 08/25/31	501
955		Series 2001-38, Class FB, VAR, 0.766%, 08/25/31	940
246		Series 2001-44, Class PD, 7.000%, 09/25/31	267
487		Series 2001-44, Class PU, 7.000%, 09/25/31	530
833		Series 2001-49, Class LZ, 8.500%, 07/25/31	920
355		Series 2001-52, Class XN, 6.500%, 11/25/15	381
1,246		Series 2001-61, Class Z, 7.000%, 11/25/31	1,355
640		Series 2001-71, Class QE, 6.000%, 12/25/16	688
349		Series 2001-72, Class SX, IF, 16.847%, 12/25/31	403
333		Series 2001-74, Class MB, 6.000%, 12/25/16	360
311		Series 2002-1, Class HC, 6.500%, 02/25/22	338
155		Series 2002-1, Class SA, HB, IF, 24.324%, 02/25/32	190
263		Series 2002-1, Class UD, HB, IF, 23.406%, 12/25/23	355
704		Series 2002-3, Class PG, 5.500%, 02/25/17	749
1,097		Series 2002-7, Class FD, VAR, 0.966%, 04/25/29	1,090
270		Series 2002-9, Class ST, IF, 18.682%, 03/25/17	327
2,071		Series 2002-11, Class QG, 5.500%, 03/25/17	2,206
1,447		Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	65
99		Series 2002-13, Class ST, IF, 10.000%, 03/25/32	112
3,756		Series 2002-18, Class PC, 5.500%, 04/25/17	3,970
657		Series 2002-19, Class PE, 6.000%, 04/25/17	706
204		Series 2002-37, Class Z, 6.500%, 06/25/32	220
3,000		Series 2002-42, Class C, 6.000%, 07/25/17	3,254

SEE NOTES TO FINANCIAL STATEMENTS.

116   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,488	Series 2002-55, Class QE, 5.500%, 09/25/17	1,580
4,367	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	4,650
997	Series 2002-62, Class ZE, 5.500%, 11/25/17	1,049
854	Series 2002-63, Class KC, 5.000%, 10/25/17	906
818	Series 2002-63, Class LB, 5.500%, 10/25/17	871
2,500	Series 2002-71, Class KM, 5.000%, 11/25/17	2,653
127	Series 2002-73, Class S, IF, 15.586%, 11/25/09	130
1,053	Series 2002-74, Class LD, 5.000%, 01/25/16	1,064
442	Series 2002-74, Class PD, 5.000%, 11/25/15	445
245	Series 2002-74, Class VB, 6.000%, 11/25/31	247
737	Series 2002-77, Class S, IF, 13.996%, 12/25/32	829
56	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	4
219	Series 2003-8, Class SB, IF, IO, 7.384%, 03/25/16	4
3,830	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	456
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	975
1,628	Series 2003-23, Class CS, IF, IO, 7.834%, 05/25/31	211
3,867	Series 2003-26, Class XS, IF, IO, 6.784%, 03/25/23	437
1,036	Series 2003-27, Class DW, 4.500%, 04/25/17	1,081
5,728	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	908
304	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	46
2,408	Series 2003-41, Class PE, 5.500%, 05/25/23	2,559
5,202	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	941
5,467	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	294
206	Series 2003-52, Class SX, HB, IF, 22.153%, 10/25/31	267
586	Series 2003-60, Class NJ, 5.000%, 07/25/21	604
347	Series 2003-65, Class CI, IO, 4.500%, 03/25/15	4
260	Series 2003-67, Class VQ, 7.000%, 01/25/19	269
1,030	Series 2003-68, Class QP, 3.000%, 07/25/22	1,043
3,723	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	410
2,844	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	461
360	Series 2003-73, Class GA, 3.500%, 05/25/31	363
1,271	Series 2003-73, Class HF, VAR, 0.716%, 01/25/31	1,251
660	Series 2003-73, Class PB, 4.500%, 08/25/18	676
210	Series 2003-74, Class SH, IF, 9.692%, 08/25/33	199
2,110	Series 2003-76, Class SH, IF, 13.669%, 09/25/31	2,280
147	Series 2003-79, Class NM, 4.000%, 05/25/22	151
4,831	Series 2003-80, Class SY, IF, IO, 7.384%, 06/25/23	524
1,036	Series 2003-81, Class LC, 4.500%, 09/25/18	1,073
3,001	Series 2003-83, Class PG, 5.000%, 06/25/23	3,129
518	Series 2003-86, Class PX, 4.500%, 02/25/17	544
480	Series 2003-91, Class SD, IF, 12.057%, 09/25/33	509
274	Series 2003-92, Class SH, IF, 9.173%, 09/25/18	264
323	Series 2003-106, Class PO, PO, 08/25/17	304
1,295	Series 2003-106, Class US, IF, 8.677%, 11/25/23	1,200
685	Series 2003-106, Class WE, 4.500%, 11/25/22	702
588	Series 2003-113, Class PC, 4.000%, 03/25/15	597
2,534	Series 2003-116, Class SB, IF, IO, 7.334%, 11/25/33	369
2,739	Series 2003-117, Class JB, 3.500%, 06/25/33	2,684
777	Series 2003-122, Class TE, 5.000%, 12/25/22	808
4,517	Series 2003-123, Class YS, IF, IO, 6.834%, 03/25/24	186
981	Series 2003-128, Class KE, 4.500%, 01/25/14	1,028
927	Series 2003-130, Class SX, IF, 11.122%, 01/25/34	958
648	Series 2003-132, Class OA, PO, 08/25/33	567
1,644	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	248
507	Series 2004-1, Class DL, 4.500%, 02/25/18	515
1,972	Series 2004-4, Class QI, IF, IO, 6.834%, 06/25/33	215
493	Series 2004-4, Class QM, IF, 13.669%, 06/25/33	533
1,220	Series 2004-10, Class SC, HB, IF, 27.537%, 02/25/34	1,450
1,162	Series 2004-14, Class SD, IF, 8.677%, 03/25/34	1,046
1,430	Series 2004-21, Class CO, PO, 04/25/34	928
826	Series 2004-22, Class A, 4.000%, 04/25/19	812
1,036	Series 2004-25, Class PB, 5.500%, 05/25/32	1,098
777	Series 2004-25, Class PC, 5.500%, 01/25/34	821

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   117

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,649	Series 2004-25, Class SA, IF, 18.795%, 04/25/34	1,950
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,360
777	Series 2004-36, Class PB, 5.500%, 05/25/32	831
1,148	Series 2004-36, Class SA, IF, 18.795%, 05/25/34	1,364
379	Series 2004-36, Class SN, IF, 13.669%, 07/25/33	409
3,612	Series 2004-46, Class HS, IF, IO, 5.734%, 05/25/30	219
672	Series 2004-46, Class QB, HB, IF, 22.937%, 05/25/34	750
510	Series 2004-46, Class SK, IF, 15.770%, 05/25/34	538
322	Series 2004-51, Class SY, IF, 13.709%, 07/25/34	362
500	Series 2004-53, Class NB, 5.500%, 02/25/21	519
1,554	Series 2004-53, Class NC, 5.500%, 07/25/24	1,616
1,559	Series 2004-59, Class BG, PO, 12/25/32	1,360
287	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	302
993	Series 2004-92, Class JO, PO, 12/25/34	991
783	Series 2005-13, Class FL, VAR, 0.666%, 03/25/35	760
662	Series 2005-14, Class BA, 4.500%, 04/25/19	691
535	Series 2005-15, Class MO, PO, 03/25/35	402
434	Series 2005-47, Class AN, 5.000%, 12/25/16	448
1,035	Series 2005-52, Class PA, 6.500%, 06/25/35	1,104
3,544	Series 2005-56, Class S, IF, IO, 6.444%, 07/25/35	364
662	Series 2005-58, Class PO, PO, 07/25/35	575
753	Series 2005-66, Class SG, IF, 16.711%, 07/25/35	851
5,634	Series 2005-66, Class SV, IF, IO, 6.484%, 07/25/35	575
1,027	Series 2005-68, Class BC, 5.250%, 06/25/35	1,067
2,931	Series 2005-68, Class PG, 5.500%, 08/25/35	3,105
755	Series 2005-70, Class KI, IO, 5.500%, 08/25/35	67
646	Series 2005-73, Class PS, IF, 16.036%, 08/25/35	765
2,639	Series 2005-84, Class XM, 5.750%, 10/25/35	2,820
1,712	Series 2005-88, Class QO, PO, 11/25/33	1,412
1,203	Series 2005-90, Class AO, PO, 10/25/35	1,092
643	Series 2005-96, Class BP, 5.900%, 02/25/15	658
765	Series 2005-103, Class SC, IF, 10.779%, 07/25/35	747
1,995	Series 2005-106, Class US, HB, IF, 23.593%, 11/25/35	2,445
2,500	Series 2005-109, Class PB, 6.000%, 01/25/34	2,642
3,877	Series 2005-110, Class GJ, 5.500%, 11/25/30	4,058
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,897
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,512
1,734	Series 2005-116, Class PB, 6.000%, 04/25/34	1,846
4,500	Series 2005-118, Class ME, 6.000%, 01/25/32	4,756
6,000	Series 2005-118, Class PN, 6.000%, 01/25/32	6,410
305	Series 2006-12, Class PA, 5.500%, 03/25/25	313
1,245	Series 2006-15, Class OT, PO, 01/25/36	1,133
1,021	Series 2006-23, Class KO, PO, 04/25/36	883
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,154
1,240	Series 2006-42, Class CF, VAR, 0.716%, 06/25/36	1,208
1,392	Series 2006-44, Class FP, VAR, 0.666%, 06/25/36	1,355
2,255	Series 2006-44, Class GO, PO, 06/25/36	1,967
6,546	Series 2006-44, Class P, PO, 12/25/33	5,619
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,795
1,363	Series 2006-50, Class JO, PO, 06/25/36	1,177
2,299	Series 2006-50, Class PS, PO, 06/25/36	1,980
5,433	Series 2006-53, Class US, IF, IO, 6.314%, 06/25/36	637
1,044	Series 2006-58, Class AP, PO, 07/25/36	907
1,399	Series 2006-58, Class FL, VAR, 0.726%, 07/25/36	1,364
2,331	Series 2006-58, Class PO, PO, 07/25/36	2,025
3,666	Series 2006-59, Class QO, PO, 01/25/33	3,234
932	Series 2006-65, Class QO, PO, 07/25/36	814
1,670	Series 2006-72, Class GO, PO, 08/25/36	1,419
1,200	Series 2006-72, Class HO, PO, 08/25/26	1,100
1,515	Series 2006-72, Class TO, PO, 08/25/36	1,313
6,848	Series 2006-77, Class PC, 6.500%, 08/25/36	7,423
1,513	Series 2006-79, Class DO, PO, 08/25/36	1,309
1,357	Series 2006-90, Class AO, PO, 09/25/36	1,159
456	Series 2006-94, Class GK, HB, IF, 31.922%, 10/25/26	628
1,764	Series 2006-110, Class PO, PO, 11/25/36	1,527
810	Series 2006-111, Class EO, PO, 11/25/36	685
1,636	Series 2006-115, Class OK, PO, 12/25/36	1,399
1,838	Series 2006-119, Class PO, PO, 12/25/36	1,581
2,826	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	462
447	Series 2006-123, Class FD, VAR, 0.766%, 01/25/37	441

SEE NOTES TO FINANCIAL STATEMENTS.

118   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
2,796		Series 2006-126, Class AO, PO, 01/25/37	2,393
4,223		Series 2006-130, Class GI, IO, 6.500%, 07/25/32	691
290		Series 2007-1, Class SD, HB, IF, 37.406%, 02/25/37	401
4,636		Series 2007-7, Class SG, IF, IO, 6.234%, 08/25/36	398
10,779		Series 2007-14, Class ES, IF, IO, 6.174%, 03/25/37	1,005
1,642		Series 2007-14, Class OP, PO, 03/25/37	1,420
745		Series 2007-15, Class NO, PO, 03/25/22	662
4,704		Series 2007-16, Class FC, VAR, 1.016%, 03/25/37	4,571
6,462		Series 2007-22, Class SC, IF, IO, 5.814%, 03/25/37	407
1,146		Series 2007-43, Class FL, VAR, 0.566%, 05/25/37	1,120
1,500		Series 2007-47, Class PC, 5.000%, 07/25/33	1,574
2,848		Series 2007-54, Class FA, VAR, 0.666%, 06/25/37	2,792
7,588		Series 2007-54, Class WI, IF, IO, 5.834%, 06/25/37	702
3,889		Series 2007-60, Class AX, IF, IO, 6.884%, 07/25/37	427
4,449		Series 2007-77, Class FG, VAR, 0.766%, 03/25/37	4,368
2,000		Series 2007-79, Class PB, 5.000%, 04/25/29	2,102
474		Series 2007-79, Class SB, HB, IF, 23.043%, 08/25/37	591
1,504		Series 2007-88, Class VI, IF, IO, 6.274%, 09/25/37	156
4,697		Series 2007-91, Class ES, IF, IO, 6.194%, 10/25/37	398
1,471		Series 2007-97, Class MS, IF, 14.180%, 12/25/31	1,577
858		Series 2007-98, Class VA, 6.000%, 11/25/17	921
1,905		Series 2007-106, Class A7, VAR, 6.187%, 10/25/37	1,994
11,051		Series 2007-116, Class HI, IO, VAR, 6.612%, 01/25/38	780
830		Series 2007-118, Class IO, IO, 6.000%, 06/25/36	81
8,141		Series 2008-1, Class BI, IF, IO, 5.644%, 02/25/38	769
3,262		Series 2008-10, Class XI, IF, IO, 5.964%, 03/25/38	339
2,255		Series 2008-12, Class IV, IO, 6.500%, 04/25/31	219
13,122		Series 2008-16, Class IS, IF, IO, 5.934%, 03/25/38	1,255
4,255		Series 2008-19, Class IC, IO, 5.000%, 03/25/23	403
2,125		Series 2008-27, Class SN, IF, IO, 6.634%, 04/25/38	282
23,371		Series 2008-35, Class AI, IO, VAR, 0.827%, 01/25/12	242
13,058		Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	204
6,893		Series 2008-36, Class IA, IO, 4.500%, 10/25/22	621
847		Series 2008-44, Class PO, PO, 05/25/38	749
6,744		Series 2008-47, Class SI, IF, IO, 6.234%, 06/25/23	582
6,000		Series 2008-51, Class BC, 4.500%, 06/25/23	6,169
5,432		Series 2008-53, Class CI, IF, IO, 6.934%, 07/25/38	606
791		Series 2008-59, Class IG, IO, 5.500%, 11/25/34	73
6,063		Series 2008-80, Class SA, IF, IO, 5.584%, 09/25/38	542
2,703		Series 2008-81, Class SB, IF, IO, 5.584%, 09/25/38	252
4,400		Series 2009-6, Class GS, IF, IO, 6.284%, 02/25/39	419
6,034		Series 2009-9, Class IO, IO, 5.000%, 02/25/24	611
4,462		Series 2009-12, Class IO, IO, 4.500%, 03/25/24	469
2,886		Series 2009-12, Class NI, IO, 5.500%, 08/25/22	207
4,250		Series 2009-14, Class YI, IO, 5.000%, 07/25/22	301
2,500		Series 2009-19, Class IP, IO, 5.500%, 10/25/36	499
106		Series G92-4, Class F, VAR, 3.290%, 12/25/21	108
152		Series G92-7, Class JQ, 8.500%, 01/25/22	168
30		Series G92-12, Class B, 7.700%, 02/25/22	34
44		Series G92-14, Class Z, 7.000%, 02/25/22	48
64		Series G92-15, Class Z, 7.000%, 01/25/22	66
—	(h)	Series G92-27, Class SQ, HB, IF, 1,658.410%, 05/25/22	20
30		Series G92-42, Class Z, 7.000%, 07/25/22	33
1,016		Series G92-44, Class ZQ, 8.000%, 07/25/22	1,117
162		Series G92-54, Class ZQ, 7.500%, 09/25/22	179
296		Series G92-61, Class Z, 7.000%, 10/25/22	324
30		Series G92-62, Class B, PO, 10/25/22	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   119

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
190	Series G93-1, Class KA, 7.900%, 01/25/23	214
129	Series G93-17, Class SI, IF, 6.000%, 04/25/23	135
162	Series G97-2, Class ZA, 8.500%, 02/17/27	179
	Federal National Mortgage Association STRIPS,
19	Series 23, Class 2, IO, 10.000%, 09/01/17	3
11	Series 59, Class 2, IO, 9.500%, 07/01/17	2
671	Series 213, Class 2, IO, 8.000%, 03/01/23	126
23	Series 265, Class 2, 9.000%, 03/01/24	27
47	Series 285, Class 1, PO, 02/01/27	42
1,297	Series 331, Class 13, IO, 7.000%, 02/01/33	211
3,906	Series 339, Class 18, IO, 4.500%, 07/01/18	386
4,023	Series 339, Class 21, IO, 4.500%, 07/01/18	433
3,220	Series 339, Class 28, IO, 5.500%, 07/01/18	327
6,963	Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	813
1,527	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	262
2,318	Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	369
3,252	Series 356, Class 3, IO, 5.000%, 01/01/35	528
5,603	Series 356, Class 39, IO, 5.000%, 01/01/20	552
5,136	Series 365, Class 8, IO, 5.500%, 05/01/36	748
1,052	Series 368, Class 3, IO, 4.500%, 11/01/20	120
2,098	Series 374, Class 5, IO, 5.500%, 08/01/36	318
7,210	Series 383, Class 32, IO, 6.000%, 01/01/38	1,105
1,403	Series 393, Class 6, IO, 5.500%, 04/25/37	148
	Federal National Mortgage Association Whole Loan,
11,892	Series 2002-W10, Class IO, IO, VAR, 0.976%, 08/25/42	297
77	Series 2002-W5, Class A10, IF, IO, 7.834%, 11/25/30	3
715	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	773
399	Series 2003-W1, Class 2A, 7.500%, 12/25/42	445
147	Series 2003-W4, Class 2A, 6.500%, 10/25/42	159
1,204	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	1,313
1,249	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,362
2,407	Series 2006-W2, Class 1AF1, VAR, 0.486%, 02/25/36	2,316
1,634	Series 2007-W1, Class 1AF1, VAR, 0.526%, 11/25/46	1,564
706	Series 2007-W7, Class 1A4, HB, IF, 37.586%, 07/25/37	1,027
	Government National Mortgage Association,
131	Series 1994-4, Class KQ, 7.988%, 07/16/24	144
2,082	Series 1994-7, Class PQ, 6.500%, 10/16/24	2,270
274	Series 1996-16, Class E, 7.500%, 08/16/26 (m)	292
55	Series 1997-2, Class E, 7.500%, 02/20/27	60
62	Series 1997-11, Class D, 7.500%, 07/20/27	65
114	Series 1998-26, Class K, 7.500%, 09/17/25	125
666	Series 1999-4, Class ZB, 6.000%, 02/20/29	716
223	Series 1999-41, Class Z, 8.000%, 11/16/29	243
25	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	29
114	Series 1999-44, Class PC, 7.500%, 12/20/29	128
543	Series 1999-44, Class ZG, 8.000%, 12/20/29	592
332	Series 2000-6, Class Z, 7.500%, 02/20/30	359
504	Series 2000-7, Class ST, HB, IF, 38.097%, 01/16/30	818
229	Series 2000-9, Class Z, 8.000%, 06/20/30	250
1,289	Series 2000-9, Class ZJ, 8.500%, 02/16/30	1,413
918	Series 2000-10, Class ZP, 7.500%, 02/16/30	1,015
513	Series 2000-12, Class ST, HB, IF, 38.097%, 02/16/30	833
132	Series 2000-16, Class ZN, 7.500%, 02/16/30	144
1,143	Series 2000-21, Class Z, 9.000%, 03/16/30	1,304
190	Series 2000-26, Class Z, 7.750%, 09/20/30	207
70	Series 2000-36, Class HC, 7.330%, 11/20/30	74
40	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	9
205	Series 2000-38, Class AH, 7.150%, 12/20/30	209
2,000	Series 2001-21, Class PE, 6.500%, 05/16/31	2,179
28	Series 2001-32, Class WA, IF, 19.444%, 07/20/31	35
247	Series 2001-35, Class SA, IF, IO, 7.977%, 08/16/31	37
224	Series 2001-36, Class S, IF, IO, 7.777%, 08/16/31	31
1,864	Series 2001-53, Class SR, IF, IO, 7.877%, 10/20/31	186
92	Series 2001-55, Class SF, HB, IF, 25.342%, 11/20/31	115
777	Series 2002-4, Class TD, 7.000%, 01/20/32	838
282	Series 2002-7, Class PG, 6.500%, 01/20/32	302
991	Series 2002-24, Class AG, IF, IO, 7.677%, 04/16/32	147
275	Series 2002-24, Class SB, IF, 11.516%, 04/16/32	289
748	Series 2002-24, Class Z, 8.500%, 04/16/32	820
2,041	Series 2002-31, Class SE, IF, IO, 7.227%, 04/16/30	277

SEE NOTES TO FINANCIAL STATEMENTS.

120   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
83	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	94
716	Series 2002-40, Class UK, 6.500%, 06/20/32	773
181	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	203
429	Series 2002-45, Class QE, 6.500%, 06/20/32	463
559	Series 2002-47, Class PG, 6.500%, 07/16/32	604
70	Series 2002-51, Class SG, HB, IF, 31.319%, 04/20/31	90
286	Series 2002-54, Class GB, 6.500%, 08/20/32	309
528	Series 2002-69, Class PO, PO, 02/20/32	503
504	Series 2002-70, Class AV, 6.000%, 03/20/12	527
740	Series 2002-70, Class PS, IF, IO, 7.427%, 08/20/32	85
1,193	Series 2002-79, Class KV, 6.000%, 11/20/13	1,223
561	Series 2002-88, Class VA, 6.000%, 12/20/17	577
2,040	Series 2002-92, Class TK, IO, 5.500%, 05/16/31	163
642	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	53
483	Series 2003-4, Class NY, 5.500%, 12/20/13	513
1,103	Series 2003-8, Class PO, PO, 01/16/32	1,061
2,310	Series 2003-11, Class SK, IF, IO, 7.427%, 02/16/33	362
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	854
65	Series 2003-24, Class PO, PO, 03/16/33	55
1,257	Series 2003-34, Class TO, PO, 02/16/32	1,211
2,114	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	316
3,600	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	343
482	Series 2003-66, Class ED, 5.000%, 08/20/28	493
977	Series 2003-76, Class LS, IF, IO, 6.928%, 09/20/31	74
153	Series 2003-90, Class PO, PO, 10/20/33	126
693	Series 2003-98, Class PC, 5.000%, 02/20/29	712
2,234	Series 2003-112, Class SA, IF, IO, 6.277%, 12/16/33	220
6,000	Series 2003-112, Class TS, IF, IO, 6.677%, 10/20/32	996
5,997	Series 2004-11, Class SW, IF, IO, 5.227%, 02/20/34	596
618	Series 2004-15, Class SA, IF, 18.913%, 12/20/32	695
2,682	Series 2004-24, Class SA, IF, IO, 6.927%, 04/16/31	78
358	Series 2004-28, Class S, IF, 18.912%, 04/16/34	424
900	Series 2004-46, Class AO, PO, 06/20/34	763
5,446	Series 2004-59, Class SG, IF, IO, 6.227%, 07/20/34	645
1,639	Series 2004-68, Class PO, PO, 05/20/31	1,561
13,657	Series 2004-68, Class SA, IF, IO, 6.527%, 05/20/31	879
305	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	301
387	Series 2004-73, Class AE, IF, 14.292%, 08/17/34	432
6,066	Series 2004-73, Class JL, IF, IO, 6.277%, 09/16/34	690
3,444	Series 2004-90, Class SI, IF, IO, 5.828%, 10/20/34	351
2,878	Series 2005-3, Class SB, IF, IO, 5.828%, 01/20/35	287
5,375	Series 2005-17, Class SL, IF, IO, 6.428%, 07/20/34	597
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	130
414	Series 2005-35, Class FL, VAR, 0.623%, 03/20/32	405
3,288	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	816
1,274	Series 2005-68, Class DP, IF, 15.776%, 06/17/35	1,445
5,688	Series 2005-68, Class KI, IF, IO, 6.028%, 09/20/35	638
1,175	Series 2005-69, Class SY, IF, IO, 6.478%, 11/20/33	173
2,793	Series 2005-85, Class IO, IO, 5.500%, 01/16/35	442
841	Series 2005-93, Class JO, PO, 03/20/31	795
1,626	Series 2006-16, Class OP, PO, 03/20/36	1,394
4,897	Series 2006-38, Class SW, IF, IO, 6.227%, 06/20/36	453
1,452	Series 2006-59, Class SD, IF, IO, 6.428%, 10/20/36	137
5,201	Series 2007-9, Class DI, IF, IO, 6.238%, 03/20/37	433
1,217	Series 2007-17, Class AF, VAR, 0.473%, 04/16/37	1,177
6,943	Series 2007-17, Class JI, IF, IO, 6.537%, 04/16/37	763
955	Series 2007-17, Class JO, PO, 04/16/37	829

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   121

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
704	Series 2007-25, Class FN, VAR, 0.573%, 05/16/37	674
6,722	Series 2007-26, Class SC, IF, IO, 5.928%, 05/20/37	560
2,537	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	216
305	Series 2007-28, Class BO, PO, 05/20/37	259
876	Series 2007-35, Class TO, PO, 04/20/35	811
309	Series 2007-36, Class HO, PO, 06/16/37	267
6,189	Series 2007-36, Class SE, IF, IO, 6.197%, 06/16/37	505
9,100	Series 2007-36, Class SG, IF, IO, 6.198%, 06/20/37	959
5,336	Series 2007-40, Class SD, IF, IO, 6.478%, 07/20/37	551
5,389	Series 2007-42, Class SB, IF, IO, 6.478%, 07/20/37	455
2,090	Series 2007-45, Class QA, IF, IO, 6.368%, 07/20/37	196
4,384	Series 2007-50, Class AI, IF, IO, 6.503%, 08/20/37	399
879	Series 2007-53, Class SW, IF, 19.388%, 09/20/37	1,068
3,409	Series 2007-57, Class PO, PO, 03/20/37	2,883
5,272	Series 2007-57, Class QA, IF, IO, 6.227%, 10/20/37	418
7,985	Series 2007-71, Class SB, IF, IO, 6.428%, 07/20/36	792
7,789	Series 2007-74, Class SL, IF, IO, 6.267%, 11/16/37	812
7,825	Series 2007-79, Class SY, IF, IO, 6.278%, 12/20/37	604
2,614	Series 2007-81, Class SP, IF, IO, 6.378%, 12/20/37	275
2,119	Series 2007-82, Class SA, IF, IO, 6.257%, 12/20/37	178
4,318	Series 2008-2, Class MS, IF, IO, 6.887%, 01/16/38	536
5,808	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	674
1,846	Series 2008-20, Class PO, PO, 09/20/37	1,639
2,268	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	237
5,856	Series 2008-25, Class SB, IF, IO, 6.627%, 03/20/38	500
3,385	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	374
2,724	Series 2008-33, Class XS, IF, IO, 7.427%, 04/16/38	271
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,571
6,160	Series 2008-36, Class SH, IF, IO, 6.028%, 04/20/38	552
9,242	Series 2008-40, Class SA, IF, IO, 6.127%, 05/16/38	973
5,699	Series 2008-41, Class SA, IF, IO, 6.068%, 05/20/38	435
3,495	Series 2008-55, Class SA, IF, IO, 5.928%, 06/20/38	290
2,804	Series 2008-60, Class PO, PO, 01/20/38	2,466
1,569	Series 2008-71, Class SC, IF, IO, 5.727%, 08/20/38	160
4,545	Series 2008-93, Class AS, IF, IO, 5.428%, 12/20/38	398
3,520	Series 2008-96, Class SL, IF, IO, 5.727%, 12/20/38	331
7,265	Series 2009-6, Class SA, IF, IO, 5.827%, 02/16/39	731
5,163	Series 2009-10, Class SL, IF, IO, 6.227%, 03/16/34	408
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	961
4,280	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	610
4,457	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	584
4,911	Series 2009-24, Class DS, IF, IO, 6.028%, 03/20/39	652
3,316	Series 2009-25, Class SE, IF, IO, 7.328%, 09/20/38	353
1,962	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	270
4,299	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	579
10,995	Series 2009-42, Class SC, IF, IO, 5.807%, 06/20/39	849
	Vendee Mortgage Trust,
7,770	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	8,022
978	Series 1996-1, Class 1Z, 6.750%, 02/15/26	1,047
535	Series 1996-2, Class 1Z, 6.750%, 06/15/26	572
1,089	Series 1997-1, Class 2Z, 7.500%, 02/15/27	1,202
817	Series 1998-1, Class 2E, 7.000%, 03/15/28	887
253	Series 2001-1, Class 2J, 7.000%, 05/15/10	253
		571,787

SEE NOTES TO FINANCIAL STATEMENTS.

122   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — 22.9%
	ABN Amro Mortgage Corp.,
183	Series 2003-7, Class A3, 4.500%, 07/25/18	181
264	Series 2003-9, Class A2, 4.500%, 08/25/18	258
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	842
	ASG Resecuritization Trust,
2,217	Series 2009-1, Class A60, VAR, 5.615%, 06/26/37 (e)	2,139
3,085	Series 2009-2, Class A55, VAR, 5.843%, 05/24/36 (e)	2,977
6,870	Series 2009-3, Class A65, VAR, 5.595%, 03/26/37 (e)	6,423
6,970	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	6,744
	Banc of America Alternative Loan Trust,
383	Series 2003-3, Class APO, PO, 05/25/33	266
1,054	Series 2003-11, Class 2A1, 6.000%, 01/25/34	1,004
522	Series 2003-11, Class PO, PO, 01/25/34	359
5,158	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	514
4,565	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	452
	Banc of America Funding Corp.,
2,489	Series 2003-3, Class 1A33, 5.500%, 10/25/33	2,327
475	Series 2004-1, Class PO, PO, 03/25/34	297
2,993	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	263
635	Series 2005-4, Class 30PO, PO, 08/25/35	405
1,691	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,261
254	Series 2005-7, Class 30PO, PO, 11/25/35	167
1,224	Series 2005-8, Class 30PO, PO, 01/25/36	757
2,431	Series 2005-E, Class 4A1, VAR, 4.171%, 03/20/35	1,637
	Banc of America Mortgage Securities, Inc.,
936	Series 2003-3, Class 2A1, VAR, 0.816%, 05/25/18	893
279	Series 2003-8, Class APO, PO, 11/25/33	180
176	Series 2003-9, Class 1A2, PO, 12/25/33	111
7,446	Series 2004-3, Class 15IO, IO, VAR, 0.220%, 04/25/19	21
744	Series 2004-4, Class 1A9, 5.000%, 05/25/34	733
395	Series 2004-4, Class APO, PO, 05/25/34	236
53,816	Series 2004-5, Class 15IO, IO, VAR, 0.230%, 06/25/19	166
561	Series 2004-6, Class APO, PO, 07/25/34	352
271	Series 2004-9, Class 3A1, 6.500%, 09/25/32	271
3,578	Series 2004-E, Class 2A5, VAR, 4.169%, 06/25/34	3,526
2,223	Series 2004-J, Class 3A1, VAR, 5.091%, 11/25/34	1,811
3,380	BCAP LLC Trust, Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	3,160
	Bear Stearns Adjustable Rate Mortgage Trust,
935	Series 2003-7, Class 3A, VAR, 4.945%, 10/25/33	873
1,216	Series 2004-1, Class 12A1, VAR, 4.567%, 04/25/34	1,056
4,453	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	3,740
843	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	580
742	Chase Mortgage Finance Corp., Series 2003-S6, Class A1, 5.000%, 06/25/18	744
	Citicorp Mortgage Securities, Inc.,
155	Series 2002-11, Class 1A14, 6.000%, 11/25/32	155
631	Series 2003-8, Class APO, PO, 08/25/33	392
2,751	Series 2004-1, Class 3A1, 4.750%, 01/25/34	2,729
3,586	Series 2004-5, Class 2A5, 4.500%, 08/25/34	3,507
9,341	Series 2007-3, Class 1A6, IF, IO, 5.134%, 04/25/37	793
	Citigroup Mortgage Loan Trust, Inc.,
1,873	Series 2003-1, Class 2A5, 5.250%, 10/25/33	1,538
687	Series 2003-1, Class PO3, PO, 09/25/33	472
90	Series 2003-1, Class WA2, 6.500%, 06/25/31	82
163	Series 2003-1, Class WPO2, PO, 06/25/31	102
249	Series 2003-UP3, Class A3, 7.000%, 09/25/33	246
1,278	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,294
276	Series 2003-UST1, Class PO1, PO, 12/25/18	196
137	Series 2003-UST1, Class PO2, PO, 12/25/18	100
106	Series 2003-UST1, Class PO3, PO, 12/25/18	79
498	Series 2005-1, Class 2A1A, VAR, 4.865%, 04/25/35	278
1,362	Series 2005-5, Class 1A2, VAR, 5.227%, 08/25/35	795
	Countrywide Alternative Loan Trust,
496	Series 2002-8, Class A4, 6.500%, 07/25/32	464
559	Series 2003-6T2, Class A6, 5.500%, 06/25/33	421
594	Series 2003-J1, Class PO, PO, 10/25/33	435
1,415	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	810

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   123

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,700	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	2,006
307	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	289
755	Series 2005-5R, Class A1, 5.250%, 12/25/18	674
3,912	Series 2005-1CB, Class 1A6, IF, IO, 6.834%, 03/25/35	405
9,999	Series 2005-20CB, Class 3A8, IF, IO, 4.484%, 07/25/35	939
10,478	Series 2005-22T1, Class A2, IF, IO, 4.804%, 06/25/35	1,059
1,046	Series 2005-26CB, Class A10, IF, 12.569%, 07/25/35	915
403	Series 2005-28CB, Class 1A5, 5.500%, 08/25/35	384
504	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	417
2,054	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,442
13,771	Series 2005-54CB, Class 1A2, IF, IO, 4.584%, 11/25/35	1,525
398	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	356
1,700	Series 2005-57CB, Class 3A2, IF, IO, 4.834%, 12/25/35	174
845	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	426
1,246	Series 2005-86CB, Class A11, 5.500%, 02/25/36	591
7,421	Series 2005-J1, Class 1A4, IF, IO, 4.834%, 02/25/35	759
34,387	Series 2006-7CB, Class 1A2, IF, IO, 5.034%, 05/25/36	3,038
1,400	Series 2006-26CB, Class A9, 6.500%, 09/25/36	992
2,500	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37	1,050
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,843	Series 2002-36, Class A22, 6.000%, 01/25/33	2,713
262	Series 2003-18, Class A12, 5.500%, 07/25/33	235
1,428	Series 2003-26, Class 1A6, 3.500%, 08/25/33	1,183
116	Series 2003-34, Class A11, 5.250%, 09/25/33	113
600	Series 2003-34, Class A6, 5.250%, 09/25/33	604
212	Series 2003-44, Class A9, PO, 10/25/33	124
433	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	414
176	Series 2003-J2, Class A17, IF, IO, 7.134%, 04/25/33	11
1,104	Series 2003-J7, Class 4A3, IF, 9.430%, 08/25/18	962
406	Series 2004-3, Class PO, PO, 04/25/34	247
345	Series 2004-7, Class 2A1, VAR, 3.422%, 06/25/34	321
512	Series 2004-HYB1, Class 2A, VAR, 4.770%, 05/20/34	376
1,893	Series 2004-HYB3, Class 2A, VAR, 3.649%, 06/20/34	1,253
1,332	Series 2004-HYB6, Class A3, VAR, 4.788%, 11/20/34	980
1,261	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	1,251
1,166	Series 2005-16, Class A23, 5.500%, 09/25/35	939
3,178	Series 2005-22, Class 2A1, VAR, 5.222%, 11/25/35	2,057
9,479	Series 2007-4, Class 1A52, IF, IO, 5.134%, 05/25/37	870
	CS First Boston Mortgage Securities Corp.,
1,647	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,466
591	Series 2004-4, Class 3A5, 5.500%, 08/25/34	588
3,965	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	327
2,858	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	258
2,000	Deutsche Mortgage Securities, Inc., Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	1,936
	First Horizon Alternative Mortgage Securities,
1,803	Series 2004-AA4, Class A1, VAR, 5.312%, 10/25/34	1,395
549	Series 2005-AA5, Class 1A2, VAR, 3.776%, 07/25/35	147
849	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	538
12,870	Series 2007-FA4, Class 1A2, IF, IO, 5.384%, 08/25/37	1,269
	First Horizon Asset Securities, Inc.,
669	Series 2003-7, Class 2A1, 4.500%, 09/25/18	661
1,896	Series 2003-9, Class 1A6, 5.500%, 11/25/33	1,570
834	Series 2004-4, Class 2A2, 4.500%, 07/25/19	820
841	Series 2004-AR2, Class 2A1, VAR, 3.022%, 05/25/34	804
1,642	Series 2004-AR7, Class 2A1, VAR, 4.924%, 02/25/35 (m)	1,461
685	Series 2004-AR7, Class 2A2, VAR, 4.924%, 02/25/35	529
2,034	Series 2005-AR1, Class 2A2, VAR, 5.000%, 04/25/35	1,913

SEE NOTES TO FINANCIAL STATEMENTS.

124   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	GMAC Mortgage Corp. Loan Trust,
449	Series 2003-J7, Class A10, 5.500%, 11/25/33	454
480	Series 2003-J8, Class A, 5.250%, 12/25/33	428
332	Series 2004-J1, Class A15, 5.250%, 04/25/34	332
868	Series 2004-J2, Class A2, VAR, 0.766%, 06/25/34	635
1,191	Series 2005-AR3, Class 3A3, VAR, 4.866%, 06/19/35	1,025
3,424	Series 2005-AR3, Class 3A4, VAR, 4.866%, 06/19/35	1,767
	GSMPS Mortgage Loan Trust,
859	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	711
438	Series 2004-4, Class 1AF, VAR, 0.666%, 06/25/34 (e)	337
872	Series 2005-RP2, Class 1AF, VAR, 0.616%, 03/25/35 (e)	611
1,943	Series 2005-RP3, Class 1AF, VAR, 0.616%, 09/25/35 (e)	1,247
4,673	Series 2006-RP2, Class 1AS2, IO, VAR, 5.710%, 04/25/36 (e)	573
	GSR Mortgage Loan Trust,
417	Series 2003-6F, Class A2, VAR, 0.666%, 09/25/32	379
215	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	209
848	Series 2004-10F, Class 1A1, 4.500%, 08/25/19	844
463	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	449
279	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	175
4,574	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	2,939
1,664	Series 2006-1F, Class 1AP, PO, 02/25/36	1,087
7,252	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	2,676
3,100	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,112
	Indymac Index Mortgage Loan Trust,
12,820	Series 2005-AR11, Class A7, IO, VAR, 0.511%, 08/25/35	128
451	Series 2006-AR3, Class 2A1A, VAR, 6.027%, 03/25/36	207
	JP Morgan Mortgage Trust,
5,437	Series 2006-A2, Class 4A1, VAR, 4.061%, 08/25/34	5,178
1,933	Series 2006-A3, Class 6A1, VAR, 4.067%, 08/25/34	1,759
86	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	77
	Lehman Mortgage Trust,
2,055	Series 2006-2, Class 1A1, VAR, 6.442%, 04/25/36	1,787
1,000	Series 2007-6, Class 1A8, 6.000%, 07/25/37	494
1,500	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,046
	MASTR Adjustable Rate Mortgages Trust,
403	Series 2004-3, Class 4A2, VAR, 3.342%, 04/25/34	348
125	Series 2004-4, Class 2A1, VAR, 4.375%, 05/25/34	65
1,260	Series 2004-13, Class 2A1, VAR, 4.210%, 04/21/34	1,184
6,750	Series 2004-13, Class 3A6, VAR, 3.141%, 11/21/34	6,483
370	Series 2004-15, Class 3A1, VAR, 5.365%, 12/25/34	314
	MASTR Alternative Loans Trust,
594	Series 2003-4, Class 2A1, 6.250%, 06/25/33	534
649	Series 2003-8, Class 3A1, 5.500%, 12/25/33	591
1,854	Series 2003-8, Class 5A1, 5.000%, 11/25/18	1,802
428	Series 2003-9, Class 8A1, 6.000%, 01/25/34	374
213	Series 2004-1, Class 30PO, PO, 02/25/34	139
1,184	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,089
509	Series 2004-3, Class 30PO, PO, 04/25/34	333
505	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	52
540	Series 2004-5, Class 30PO, PO, 06/25/34	363
269	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	27
302	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	29
2,812	Series 2004-6, Class 7A1, 6.000%, 07/25/34	2,396
268	Series 2004-7, Class 30PO, PO, 08/25/34	176
991	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	97
1,291	Series 2004-10, Class 1A1, 4.500%, 09/25/19	1,198
4,219	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	439
	MASTR Asset Securitization Trust,
530	Series 2003-2, Class 2A1, 4.500%, 03/25/18	500
192	Series 2003-4, Class 2A2, 5.000%, 05/25/18	192
483	Series 2003-4, Class 3A2, 5.000%, 05/25/18	477
339	Series 2003-4, Class 5A1, 5.500%, 05/25/33	319
944	Series 2003-9, Class 15PO, PO, 10/25/18	699
343	Series 2003-10, Class 15PO, PO, 11/25/18	242
235	Series 2003-11, Class 15PO, PO, 12/25/18	175

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   125

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
141		Series 2003-11, Class 6A2, 4.000%, 12/25/33	142
1,472		Series 2003-12, Class 6A1, 5.000%, 12/25/33	1,290
295		Series 2004-1, Class 30PO, PO, 02/25/34	185
356		Series 2004-3, Class PO, PO, 03/25/34	217
1,653		Series 2004-4, Class 3A1, 4.500%, 04/25/19	1,569
1,265		Series 2004-6, Class 2A9, 5.250%, 11/26/16	1,209
856		Series 2004-8, Class 1A1, 4.750%, 08/25/19	849
756		Series 2004-8, Class PO, PO, 08/25/19	548
272		Series 2004-9, Class 5A1, 5.250%, 09/25/19	261
1,000		Series 2006-2, Class 1A30, 6.000%, 06/25/36	582
5,066		MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.616%, 05/25/35 (e)	3,489
3,622		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,354
334		Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 3A, VAR, 5.213%, 12/25/34	315
		Merrill Lynch Trust,
2		Series 7, Class B, PO, 04/20/18	2
85		Series 47, Class Z, 8.985%, 10/20/20	93
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 15,164.750%, 04/20/21	19
		MortgageIT Trust,
1,009		Series 2005-1, Class 1A1, VAR, 0.586%, 02/25/35	701
400		Series 2005-5, Class A1, VAR, 0.526%, 12/25/35	203
		Nomura Asset Acceptance Corp.,
546		Series 2003-A1, Class A1, 5.500%, 05/25/33	514
193		Series 2003-A1, Class A2, 6.000%, 05/25/33	183
46		Series 2003-A1, Class A5, 7.000%, 04/25/33	41
178		Series 2003-A1, Class A7, 5.000%, 04/25/18	175
1,021		Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	879
		Prime Mortgage Trust,
376		Series 2004-1, Class 2A3, 5.250%, 08/25/34	373
513		Series 2004-R1, Class A4, PO, 07/27/33	334
1,337		Series 2005-4, Class 2PO, PO, 10/25/35	836
2,000		RBSSP Resecuritization Trust, Series 2009-9, Class 7A4, 6.000%, 07/26/37 (e)	1,860
		Residential Accredit Loans, Inc.,
599		Series 2001-QS19, Class A2, 6.000%, 12/25/16	595
160		Series 2002-QS16, Class A3, IF, 16.067%, 10/25/17	142
953		Series 2003-QR19, Class CB4, 5.750%, 10/25/33	651
1,447		Series 2003-QS12, Class A2A, IF, IO, 7.334%, 06/25/18	148
634		Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	69
10,359		Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	116
1,682		Series 2003-QS14, Class A1, 5.000%, 07/25/18	1,635
1,641		Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,546
1,301		Series 2003-QS19, Class A1, 5.750%, 10/25/33	1,222
463		Series 2003-QS3, Class A2, IF, 15.916%, 02/25/18	383
955		Series 2003-QS3, Class A8, IF, IO, 7.334%, 02/25/18	89
1,240		Series 2003-QS9, Class A3, IF, IO, 7.284%, 05/25/18	125
1,665		Series 2004-QA4, Class NB3, VAR, 5.383%, 09/25/34	1,506
538		Series 2004-QA6, Class NB2, VAR, 5.260%, 12/26/34	405
1,294		Series 2004-QS10, Class A6, 6.000%, 07/25/34	1,131
1,434		Series 2004-QS8, Class A2, 5.000%, 06/25/34	1,284
387		Series 2005-QA10, Class A31, VAR, 5.599%, 09/25/35	251
2,000		Series 2005-QA6, Class A32, VAR, 5.630%, 05/25/35	1,215
300		Series 2005-QA7, Class A21, VAR, 4.829%, 07/25/35	193
485		Series 2006-QA1, Class A21, VAR, 5.936%, 01/25/36	265
544		Series 2006-QS4, Class A7, IF, 19.858%, 04/25/36	424
1,029		Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	655
		Residential Asset Securitization Trust,
356		Series 2002-A13, Class A4, 5.250%, 12/25/17	351
710		Series 2003-A13, Class A3, 5.500%, 01/25/34	549
344		Series 2003-A14, Class A1, 4.750%, 02/25/19	342
413		Series 2005-A11, Class PO, PO, 10/25/35	248
5,013		Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	474
8,688		Series 2005-A2, Class A4, IF, IO, 4.784%, 03/25/35	753
2,006		Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,140

SEE NOTES TO FINANCIAL STATEMENTS.

126   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,000	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	475
	Residential Funding Mortgage Securities I,
111	Series 2003-S11, Class A1, 2.500%, 06/25/18	111
605	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	603
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,412
655	Series 2003-S14, Class A4, PO, 07/25/18	554
917	Series 2003-S7, Class A17, 4.000%, 05/25/33	821
962	Series 2004-S6, Class 2A6, PO, 06/25/34	662
1,370	Series 2004-S6, Class 3A5, 4.500%, 06/25/19	1,333
1,092	Series 2005-SA4, Class 1A1, VAR, 3.867%, 09/25/35	759
	Residential Funding Securities LLC,
92	Series 2002-RM1, Class API, PO, 12/25/17	75
166	Series 2003-RM2, Class AP-3, PO, 05/25/33	113
	Salomon Brothers Mortgage Securities VII, Inc.,
10	Series 2000-UP1, Class A2, 8.000%, 09/25/30	9
200	Series 2003-UP2, Class PO1, PO, 12/25/18	161
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.958%, 06/25/34	2,202
	Structured Asset Securities Corp.,
83	Series 2002-10H, Class 1AP, PO, 05/25/32	52
804	Series 2003-8, Class 1A2, 5.000%, 04/25/18	751
1,194	Series 2003-16, Class A3, VAR, 0.766%, 06/25/33	1,083
278	Series 2003-21, Class 1A3, 5.500%, 07/25/33	277
441	Series 2003-31A, Class B1, VAR, 3.934%, 10/25/33 (i)	227
6,171	Series 2004-20, Class 1A3, 5.250%, 11/25/34 (m)	6,063
1,536	Series 2005-6, Class 4A1, 5.000%, 05/25/35	1,469
557	Series 2005-6, Class 5A8, IF, 13.369%, 05/25/35	455
	WaMu Mortgage Pass-Through Certificates,
332	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	335
110	Series 2003-AR8, Class A, VAR, 2.850%, 08/25/33	102
2,193	Series 2003-S10, Class A5, 5.000%, 10/25/18	2,167
332	Series 2003-S10, Class A6, PO, 10/25/18	269
1,057	Series 2003-S11, Class 2A5, IF, 16.320%, 11/25/33	1,162
605	Series 2003-S7, Class A1, 4.500%, 08/25/18	598
1,549	Series 2003-S8, Class A4, 4.500%, 09/25/18	1,513
1,464	Series 2003-S8, Class A6, 4.500%, 09/25/18	1,432
327	Series 2003-S9, Class P, PO, 10/25/33	224
2,637	Series 2004-AR14, Class A1, VAR, 4.211%, 01/25/35	2,481
397	Series 2004-AR3, Class A1, VAR, 3.141%, 06/25/34	373
408	Series 2004-AR3, Class A2, VAR, 3.141%, 06/25/34	380
648	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	636
531	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	223
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
602	Series 2005-1, Class 1A1, 5.500%, 03/25/35	478
15,543	Series 2005-2, Class 1A4, IF, IO, 4.784%, 04/25/35	1,654
1,489	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,051
683	Series 2005-4, Class DP, PO, 06/25/20	503
2,170	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,734
18,597	Series 2005-11, Class A4, IF, IO, 4.684%, 01/25/36	1,866
	Washington Mutual MSC Mortgage Pass-Through Certificates,
464	Series 2002-MS12, Class A, 6.500%, 05/25/32	403
281	Series 2004-RA4, Class 1P, PO, 04/25/19	221
	Wells Fargo Mortgage Backed Securities Trust,
1,081	Series 2003-8, Class A9, VAR, 4.500%, 08/25/18	1,068
3,625	Series 2003-11, Class 1A4, 4.750%, 10/25/18	3,388
916	Series 2003-11, Class 1APO, PO, 10/25/18	656
1,255	Series 2003-13, Class A7, 4.500%, 11/25/18	1,240
327	Series 2003-14, Class 1A1, 4.750%, 12/25/18	325
2,832	Series 2003-15, Class 1A1, 4.750%, 12/25/18	2,838
795	Series 2003-16, Class 2A1, 4.500%, 12/25/18	785
23,063	Series 2003-16, Class 2AIO, IO, VAR, 0.120%, 12/25/18	36
1,197	Series 2003-17, Class APO, PO, 01/25/34	749
555	Series 2003-K, Class 1A2, VAR, 4.475%, 11/25/33	530
470	Series 2004-1, Class A11, PO, 02/25/34	256
731	Series 2004-2, Class APO, PO, 01/25/19	545
714	Series 2004-7, Class 2A1, 4.500%, 07/25/19	698
2,464	Series 2004-7, Class 2A2, 5.000%, 07/25/19	2,445
2,104	Series 2004-BB, Class A4, VAR, 4.531%, 01/25/35	1,963
836	Series 2004-EE, Class 2A1, VAR, 3.483%, 12/25/34	789

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   127

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
418	Series 2004-EE, Class 2A2, VAR, 3.483%, 12/25/34	403
2,051	Series 2004-EE, Class 3A1, VAR, 4.402%, 12/25/34	1,957
3,310	Series 2004-P, Class 2A1, VAR, 3.092%, 09/25/34	3,073
360	Series 2004-Q, Class 1A3, VAR, 4.876%, 09/25/34	301
773	Series 2005-9, Class 1APO, PO, 10/25/35	488
458	Series 2005-15, Class APO, PO, 12/25/20	323
975	Series 2005-AR16, Class 2A1, VAR, 4.429%, 10/25/35	844
247	Series 2006-AR17, Class A1, VAR, 5.334%, 10/25/36	187
2,200	Series 2007-7, Class A7, 6.000%, 06/25/37	1,371
1,757	Series 2007-11, Class A14, 6.000%, 08/25/37	1,368
		265,921
	Total Collateralized Mortgage Obligations (Cost $813,283)	837,708
Mortgage Pass-Through Securities — 22.7%
	Federal Home Loan Mortgage Corp.,
481	ARM, 3.707%, 04/01/34	496
426	ARM, 4.192%, 12/01/33	434
287	ARM, 4.618%, 03/01/35	297
269	ARM, 5.374%, 07/01/37	281
101	ARM, 5.390%, 01/01/30	103
931	ARM, 5.429%, 03/01/36	976
966	ARM, 5.432%, 05/01/38	1,013
926	ARM, 5.554%, 12/01/35	973
1,178	ARM, 5.565%, 05/01/36	1,232
955	ARM, 5.657%, 11/01/36	1,007
1,130	ARM, 5.757%, 03/01/36	1,194
1,613	ARM, 5.770%, 04/01/38	1,695
2,789	ARM, 5.901%, 10/01/36	2,941
774	ARM, 5.929%, 02/01/37	816
2,298	ARM, 5.957%, 11/01/36	2,423
405	ARM, 5.989%, 10/01/36	429
866	ARM, 6.006%, 05/01/37	915
1,047	ARM, 6.017%, 02/01/37	1,103
1,388	ARM, 6.020%, 06/01/36	1,458
1,543	ARM, 6.039%, 12/01/36	1,628
1,095	ARM, 6.255%, 09/01/36	1,162
3,555	ARM, 6.309%, 03/01/37	3,783
1,225	ARM, 6.508%, 02/01/37	1,293
1,954	ARM, 6.662%, 10/01/36	2,076
2,841	ARM, 6.713%, 11/01/36	2,993
958	ARM, 6.871%, 08/01/36	1,018
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
385	3.500%, 05/01/19	379
12,036	4.000%, 06/01/13 – 06/01/19 (m)	12,378
1,502	4.500%, 10/01/18	1,576
807	5.000%, 12/01/18	853
129	5.500%, 06/01/17	137
7,536	6.000%, 06/01/17 – 03/01/22	8,057
1,696	6.500%, 08/01/12 – 03/01/22	1,810
839	7.000%, 01/01/17 – 07/01/17	897
107	7.500%, 09/01/10 – 12/01/15	112
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
3,575	5.500%, 05/01/27	3,761
1,958	6.000%, 01/01/14 – 02/01/24	2,098
1,538	6.500%, 05/01/22 – 03/01/26	1,670
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,700	4.000%, 10/01/33	2,642
7,040	5.500%, 10/01/33 – 07/01/35	7,376
1,771	6.000%, 11/01/28 – 12/01/33	1,882
5,726	6.500%, 05/01/24 – 11/01/36 (m)	6,121
2,605	7.000%, 07/01/29 – 10/01/36	2,843
840	7.500%, 09/01/38	911
95	8.500%, 08/01/30	108
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,715	7.000%, 12/01/14 – 08/01/47	1,839
179	10.500%, 07/20/21	199
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
16	7.500%, 07/01/16 – 05/01/17	17
13	8.750%, 06/01/17	14
6	10.500%, 05/01/19	7
21	12.000%, 08/01/15 – 07/01/19	23
	Federal National Mortgage Association,
1,016	ARM, 2.757%, 07/01/33	1,021
1,032	ARM, 2.820%, 08/01/34	1,028
660	ARM, 2.942%, 05/01/34	660
1,032	ARM, 3.180%, 01/01/36	1,062
49	ARM, 3.264%, 09/01/27	49
29	ARM, 3.551%, 03/01/19	29
733	ARM, 3.604%, 06/01/34	753
541	ARM, 3.735%, 04/01/34	553
435	ARM, 3.803%, 05/01/35	449

SEE NOTES TO FINANCIAL STATEMENTS.

128   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
178		ARM, 3.959%, 03/01/29	178
739		ARM, 3.988%, 10/01/34	758
2,119		ARM, 4.016%, 04/01/35	2,139
915		ARM, 4.106%, 09/01/33	942
731		ARM, 4.196%, 08/01/34	742
575		ARM, 4.197%, 06/01/35	593
546		ARM, 4.205%, 04/01/34	560
1,724		ARM, 4.355%, 04/01/35	1,750
491		ARM, 4.431%, 01/01/33	499
611		ARM, 4.461%, 09/01/34	630
744		ARM, 4.582%, 02/01/35	765
962		ARM, 4.612%, 08/01/34	981
277		ARM, 4.634%, 05/01/35	288
506		ARM, 4.690%, 09/01/35	526
988		ARM, 4.724%, 10/01/34	1,005
793		ARM, 4.737%, 10/01/34	811
580		ARM, 4.743%, 10/01/34	595
727		ARM, 4.759%, 02/01/34	750
279		ARM, 4.790%, 11/01/33	283
5,067		ARM, 4.804%, 01/01/35 (m)	5,183
479		ARM, 4.914%, 02/01/35	496
1,172		ARM, 4.954%, 07/01/33	1,227
2,093		ARM, 5.012%, 05/01/35	2,164
256		ARM, 5.024%, 01/01/34	265
1,338		ARM, 5.108%, 11/01/33	1,398
1,425		ARM, 5.131%, 10/01/34	1,456
1,085		ARM, 5.241%, 09/01/36	1,133
1,586		ARM, 5.356%, 01/01/38	1,664
687		ARM, 5.505%, 07/01/37	721
526		ARM, 5.576%, 12/01/36	553
74		ARM, 5.617%, 11/01/32	77
740		ARM, 5.923%, 10/01/36	780
2,143		ARM, 5.966%, 07/01/36	2,264
2,932		ARM, 6.011%, 07/01/37	3,085
1,335		ARM, 6.083%, 08/01/36	1,411
2,203		ARM, 6.205%, 06/01/36	2,340
1,971		ARM, 6.227%, 11/01/37	2,082
		Federal National Mortgage Association, 15 Year, Single Family,
17,543		4.000%, 07/01/18 – 12/01/18 (m)	18,148
8,517		4.500%, 07/01/18 – 09/01/20	8,917
3,225		5.000%, 12/01/16 – 10/01/19	3,412
11,355		5.500%, 09/01/19 – 07/01/20	12,112
10,458		6.000%, 06/01/16 – 08/01/21	11,206
2,057		6.500%, 09/01/13 – 04/01/22	2,211
3,111		7.000%, 12/01/16 – 08/01/21	3,329
179		7.500%, 03/01/17 – 10/01/17	194
295		8.000%, 04/01/11 – 01/01/16	313
67		8.500%, 09/01/11	69
—	(h)	9.000%, 02/01/10	—	(h)
		Federal National Mortgage Association, 20 Year, Single Family,
1,185		6.000%, 02/01/14 – 04/01/24	1,271
3,432		6.500%, 06/01/16 – 07/01/24	3,739
96		7.500%, 09/01/21	107
		Federal National Mortgage Association, 30 Year FHA/VA,
110		6.000%, 09/01/33	117
532		6.500%, 03/01/29	575
318		7.000%, 10/01/28 – 02/01/33	350
105		8.000%, 06/01/28	119
30		8.500%, 03/01/30 – 06/01/30	34
484		9.000%, 05/01/18 – 06/01/31	544
21		10.000%, 07/01/19	23
20		10.500%, 11/01/18	23
38		11.000%, 04/01/19	44
		Federal National Mortgage Association, 30 Year, Single Family,
2,867		4.000%, 08/01/33 – 04/01/34	2,810
1,696		4.500%, 05/01/29 – 11/01/33	1,717
5,616		5.000%, 05/01/33 – 09/01/35	5,794
8,828		5.500%, 04/01/33 – 03/01/34	9,270
4,050		6.000%, 12/01/28 – 09/01/33	4,304
36		6.250%, 07/01/23	39
1,681		6.500%, 08/01/31 – 01/01/36	1,823
5,796		7.000%, 04/01/17 – 10/01/38	6,342
1,548		7.500%, 08/01/36 – 11/01/38	1,689
1,798		8.000%, 03/01/27 – 10/01/36	2,022
207		8.500%, 04/01/26 – 02/01/30	236
2		9.000%, 04/01/26	2
23		9.500%, 07/01/28	25
12		10.000%, 02/01/24	14
26		12.500%, 01/01/16	29
		Federal National Mortgage Association, Other,
1,419		4.000%, 11/01/33	1,373
1,777		4.500%, 11/01/14 – 08/01/33	1,818
1,543		5.500%, 06/01/12 – 09/01/33	1,599
537		6.000%, 02/01/36	565
2,394		6.500%, 10/01/35 – 06/01/36	2,564
3,481		7.000%, 12/01/36 – 10/01/46	3,768
50		10.195%, 06/15/21	57
22		10.250%, 07/15/13	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   129

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
18	11.000%, 08/20/20	20
266	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	285
	Government National Mortgage Association II, 30 Year, Single Family,
713	3.500%, 09/20/33	674
33	7.500%, 02/20/28 – 09/20/28	37
51	8.000%, 06/20/26 – 11/20/28	57
30	8.500%, 03/20/25 – 05/20/25	34
	Government National Mortgage Association, 15 Year, Single Family,
491	6.000%, 06/15/18	527
120	7.000%, 09/15/14 – 10/15/16	128
81	7.500%, 11/15/17	87
416	8.000%, 01/15/16	448
	Government National Mortgage Association, 30 Year, Single Family,
247	6.375%, 08/15/26	265
907	6.500%, 03/15/28 – 04/15/33	975
1,953	7.000%, 04/15/32 – 06/15/33	2,145
156	7.500%, 11/15/22 – 01/15/33	175
17	8.000%, 09/15/22 – 04/15/28	19
14	9.000%, 02/15/30 – 01/15/31	17
1,725	9.500%, 10/15/24	2,077
18	11.000%, 01/15/21	19
	Government National Mortgage Association, Other,
844	6.500%, 08/15/22 – 11/15/23	896
104	7.000%, 08/15/23	114
	Total Mortgage Pass-Through Securities (Cost $252,722)	263,886
U.S. Government Agency Securities — 0.3%
3,208	Federal Home Loan Bank System, 4.720%, 09/20/12	3,386
518	Federal National Mortgage Association, 5.500%, 03/15/11	555
	Total U.S. Government Agency Securities (Cost $3,731)	3,941
U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bonds Coupon STRIPS,
932	05/15/14	831
129	02/15/16	105
	Total U.S. Treasury Obligations (Cost $825)	936

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
43,717	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.270% (b) (l) (Cost $43,717)	43,717
	Total Investments — 99.7% (Cost $1,124,470)	1,158,989
	Other Assets in Excess of Liabilities — 0.3%	3,305
	NET ASSETS — 100.0%	$1,162,294

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

130   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 10.3%
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, VAR, 0.723%, 08/15/13	1,216
7,420	American Express Issuance Trust, Series 2008-2, Class A, 4.020%, 01/18/11	7,514
	AmeriCredit Automobile Receivables Trust,
3,248	Series 2005-DA, Class A4, 5.020%, 11/06/12	3,311
157	Series 2006-BG, Class A3, 5.210%, 10/06/11	157
1,383	Series 2006-BG, Class A4, 5.210%, 09/06/13	1,335
2,297	Series 2008-AF, Class A3, 5.680%, 12/12/12	2,364
3,875	Series 2009-1, Class A3, 3.040%, 10/15/13	3,889
333	Americredit Prime Automobile Receivable, Series 2007-1, Class A3, 5.270%, 11/08/11	335
150	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.391%, 08/25/32 (i)	97
3,613	Banc of America Securities Auto Trust, Series 2006-G1, Class A4, 5.170%, 12/20/10	3,619
	Bank of America Auto Trust,
880	Series 2008-1A, Class A3A, 4.970%, 09/20/12 (e)	907
9,495	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	9,582
2,410	Series 2009-1A, Class A4, 3.520%, 06/15/16 (e)	2,448
	Bear Stearns Asset Backed Securities Trust,
1,024	Series 2003-SD2, Class 2A, VAR, 4.533%, 06/25/43 (i)	900
1,227	Series 2006-SD1, Class A, VAR, 0.636%, 04/25/36 (i)	767
	Capital Auto Receivables Asset Trust,
1,924	Series 2006-2, Class A3A, 4.980%, 05/15/11	1,954
1,545	Series 2007-1, Class A3A, 5.000%, 04/15/11	1,566
4,209	Series 2007-1, Class A4A, 5.010%, 04/16/12	4,366
750	Series 2007-4A, Class A3A, 5.000%, 12/15/11	770
39	Series 2007-SN1, Class A3B, VAR, 0.333%, 07/15/10	39
2,160	Series 2008-1, Class A3A, 3.860%, 08/15/12	2,209
	Capital One Auto Finance Trust,
1,506	Series 2005-C, Class A4A, 4.710%, 06/15/12	1,526
542	Series 2007-B, Class A3A, 5.030%, 04/15/12	547
1,325	Series 2007-C, Class A3A, 5.130%, 04/16/12	1,336
	Capital One Multi-Asset Execution Trust,
480	Series 2003-B5, Class B5, 4.790%, 08/15/13	487
5,000	Series 2004-B6, Class B6, 4.150%, 07/16/12	5,003
2,000	Series 2006-A13, Class A13, VAR, 0.253%, 08/15/12	1,999
2,150	Series 2006-A2, Class A, 4.850%, 11/15/13	2,240
265	Series 2006-A6, Class A6, 5.300%, 02/18/14	280
860	Series 2007-A9, Class A9, 4.950%, 08/15/12	864
265	Series 2007-B3, Class B3, 5.050%, 03/15/13	269
125	Series 2007-B5, Class B5, 5.400%, 05/15/13	127
3,624	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.940%, 07/15/12	3,712
	Carmax Auto Owner Trust,
1,160	Series 2006-1, Class A4, 5.410%, 06/15/11	1,187
717	Series 2006-2, Class A3, 5.150%, 02/15/11	721
2,157	Series 2006-2, Class A4, 5.140%, 11/15/11	2,214
2,331	Series 2007-1, Class A3, 5.240%, 07/15/11	2,363
1,850	Series 2007-1, Class A4, 5.240%, 06/15/12	1,913
2,699	Series 2007-2, Class A3, 5.230%, 12/15/11	2,763
1,350	Series 2007-2, Class A4, 5.270%, 11/15/12	1,396
2,472	Series 2007-3, Class A3A, 5.190%, 12/15/11	2,529
454	Series 2008-1, Class A2, VAR, 0.973%, 04/15/11	455
1,909	Series 2008-1, Class A4A, 4.790%, 02/15/13	1,959
7,375	Series 2009-1, Class A2, 3.310%, 11/15/11	7,484
15,385	Series 2009-1, Class A3, 4.120%, 03/15/13	15,931
	Caterpillar Financial Asset Trust,
615	Series 2008-A, Class A2A, 4.090%, 12/27/10	619
1,010	Series 2008-A, Class A3, 4.940%, 04/25/14	1,020
5,288	Centex Home Equity, Series 2002-C, Class AF4, SUB, 4.480%, 06/25/31	4,581
2,860	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.820%, 01/15/16	2,866
	Citibank Credit Card Issuance Trust,
285	Series 2007-A5, Class A5, 5.500%, 06/22/12	296
270	Series 2007-B2, Class B2, 5.000%, 04/02/12	273
700	Series 2007-B6, Class B6, 5.000%, 11/08/12	707
2,500	Series 2008-A5, Class A5, 4.850%, 04/22/15	2,666
	CNH Equipment Trust,
642	Series 2007-B, Class A3A, 5.400%, 10/17/11	651
1,145	Series 2008-B, Class A3A, 4.780%, 07/16/12	1,173
1,095	Series 2009-A, Class A3, 5.280%, 11/15/12	1,150
2,000	Series 2009-B, Class A3, 2.970%, 03/15/13	2,030
670	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/18	672
1,581	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 0.866%, 10/25/34 (i)	470
2,701	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 0.576%, 11/25/35 (i)	1,566
124	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32 (i)	87

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   131

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	Daimler Chrysler Auto Trust,
2,634	Series 2006-A, Class A4, 5.010%, 01/08/11	2,637
2,451	Series 2006-B, Class A4, 5.380%, 03/08/11	2,490
5,800	Series 2006-D, Class A4, 4.940%, 02/08/12	5,975
1,325	Series 2007-A, Class A3A, 5.000%, 02/08/12	1,359
653	Series 2008-A, Class A2B, VAR, 1.126%, 10/08/10	653
4,592	Series 2008-A, Class A4, 4.480%, 08/08/14	4,681
1,255	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	1,354
	Ford Credit Auto Owner Trust,
1,111	Series 2006-B, Class A4, 5.250%, 09/15/11	1,139
2,400	Series 2006-C, Class A4A, 5.150%, 02/15/12	2,477
4,349	Series 2007-A, Class A3A, 5.400%, 08/15/11	4,458
1,630	Series 2007-A, Class A4A, 5.470%, 06/15/12	1,714
8,098	Series 2007-B, Class A3A, 5.150%, 11/15/11	8,291
3,402	Series 2007-B, Class A4A, 5.240%, 07/15/12	3,574
3,180	Series 2008-A, Class A3A, 3.960%, 04/15/12	3,249
250	Series 2008-B, Class A3A, 4.280%, 05/15/12	257
5,465	Series 2009-B, Class A3, 2.790%, 08/15/13	5,564
	Franklin Auto Trust,
1,771	Series 2006-1, Class A4, 5.030%, 07/21/14	1,803
938	Series 2007-1, Class A3, 4.950%, 01/17/12	953
	GE Capital Credit Card Master Note Trust,
9,090	Series 2005-3, Class A, 4.130%, 06/15/13	9,198
3,465	Series 2006-1, Class A, 5.080%, 09/15/12	3,457
115	Series 2007-1, Class B, 4.950%, 03/15/13	116
1,525	Series 2007-3, Class A2, 5.400%, 06/15/13	1,559
120	Series 2007-3, Class B, 5.490%, 06/15/13	121
	GS Auto Loan Trust,
393	Series 2006-1, Class A3, 5.370%, 12/15/10	395
5,269	Series 2006-1, Class A4, 5.380%, 01/15/14	5,411
3,990	Series 2007-1, Class A3, 5.390%, 12/15/11	4,067
	Harley-Davidson Motorcycle Trust,
560	Series 2005-3, Class A2, 4.410%, 06/15/12	571
161	Series 2006-3, Class A3, 5.240%, 01/15/12	162
1,445	Series 2006-3, Class A4, 5.220%, 06/15/13	1,498
3,485	Series 2007-1, Class A4, 5.210%, 06/17/13	3,632
3,707	Series 2007-2, Class A3, 5.100%, 05/15/12	3,764
875	Series 2007-2, Class A4, 5.120%, 08/15/13	914
2,000	Series 2007-3, Class A4, 5.520%, 11/15/13	2,103
	HFC Home Equity Loan Asset Backed Certificates,
13,372	Series 2005-2, Class A1, VAR, 0.542%, 01/20/35	11,277
10,880	Series 2006-1, Class A1, VAR, 0.433%, 01/20/36	9,228
10,020	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	10,106
11,000	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	11,053
	Honda Auto Receivables Owner Trust,
2,618	Series 2006-2, Class A4, 5.280%, 01/23/12	2,668
132	Series 2006-3, Class A3, 5.120%, 10/15/10	133
1,265	Series 2006-3, Class A4, 5.110%, 04/15/12	1,296
635	Series 2007-1, Class A3, 5.100%, 03/18/11	643
5,670	Series 2007-1, Class A4, 5.090%, 07/18/13	5,868
1,750	Series 2007-2, Class A4, 5.570%, 11/21/13	1,836
4,534	Series 2008-1, Class A3, 4.470%, 01/18/12	4,659
3,220	Series 2009-2, Class A3, 2.790%, 01/15/13	3,265
3,025	Series 2009-3, Class A3, 2.310%, 05/15/13	3,037
1,430	Series 2009-3, Class A4, 3.300%, 09/15/15	1,434
	Household Automotive Trust,
2,562	Series 2005-2, Class A4, 4.550%, 07/17/12	2,566
1,389	Series 2005-3, Class A4, 4.940%, 11/19/12	1,428
1,293	Series 2006-1, Class A3, 5.430%, 06/17/11	1,312
445	Series 2006-1, Class A4, 5.520%, 03/18/13	462
1,590	Series 2006-3, Class A4, 5.340%, 09/17/13	1,660
2,189	Series 2007-1, Class A3, 5.300%, 11/17/11	2,231
1,865	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.100%, 06/15/12	1,867
30,000	Huntington Auto Trust, Series 2009-1A, Class A3, 3.940%, 06/17/13 (e)	30,804
	Hyundai Auto Receivables Trust,
141	Series 2006-B, Class A3, 5.110%, 04/15/11	142
1,250	Series 2006-B, Class A4, 5.150%, 05/15/13	1,305
4,501	Series 2007-A, Class A3A, 5.040%, 01/17/12	4,593
300	Series 2007-A, Class A3B, VAR, 0.673%, 01/17/12	300
656	Series 2008-A, Class A2, 4.160%, 05/16/11	663
5,575	Series 2008-A, Class A3, 4.930%, 12/17/12	5,811
	John Deere Owner Trust,
462	Series 2006-A, Class A4, 5.390%, 06/17/13	470
72	Series 2007-A, Class A3, 5.040%, 07/15/11	72
2,970	Series 2009-A, Class A3, 2.590%, 10/15/13	2,997
1,506	Long Beach Auto Receivables Trust, Series 2007-A, Class A3, 4.972%, 10/15/11	1,508
	MBNA Credit Card Master Note Trust,
239	Series 2002-C1, Class C1, 6.800%, 07/15/14	242
1,075	Series 2003-C1, Class C1, VAR, 1.973%, 06/15/12	1,061
	MBNA Master Credit Card Trust,
5,808	Series 1999-J, Class B, 7.400%, 02/15/12	5,819
1,630	Series 2000-E, Class A, 7.800%, 10/15/12	1,706

SEE NOTES TO FINANCIAL STATEMENTS.

132   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
1,566		Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 1.766%, 03/25/33 (i)	642
1,364		MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 0.366%, 12/25/31 (i)	546
		Nissan Auto Receivables Owner Trust,
1,712		Series 2005-C, Class A4, 4.310%, 03/15/11	1,714
3,483		Series 2007-B, Class A3, 5.030%, 05/16/11	3,538
3,625		Series 2007-B, Class A4, 5.160%, 03/17/14	3,803
2,607		Series 2008-A, Class A3, 3.890%, 08/15/11	2,644
7,200		Series 2008-B, Class A3, 4.460%, 04/16/12	7,444
880		Series 2009-1, Class A2, 3.920%, 04/15/11	892
3,335		Series 2009-1, Class A3, 5.000%, 09/15/14	3,490
7,200		Series 2009-A, Class A3, 3.200%, 02/15/13	7,321
13,760		Novastar Home Equity Loan, Series 2005-1, Class M1, VAR, 0.716%, 06/25/35	13,237
64		Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.349%, 03/25/32 (i)	39
33		Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	27
2,505		Triad Auto Receivables Owner Trust, Series 2007-B, Class A2A, 5.300%, 10/12/11	2,511
		USAA Auto Owner Trust,
356		Series 2005-4, Class A4, 4.890%, 08/15/12	360
496		Series 2006-3, Class A4, 5.360%, 06/15/12	508
295		Series 2006-4, Class A3, 5.010%, 06/15/11	298
1,275		Series 2006-4, Class A4, 4.980%, 10/15/12	1,319
2,120		Series 2007-1, Class A3, 5.430%, 10/17/11	2,158
5,000		Series 2007-1, Class A4, 5.550%, 02/15/13	5,255
942		Series 2007-2, Class A3, 4.900%, 02/15/12	959
3,606		Series 2008-1, Class A3, 4.160%, 04/16/12	3,676
6,425		Series 2008-2, Class A3, 4.640%, 10/15/12	6,644
412		Series 2008-3, Class A2, 3.580%, 03/15/11	414
11,060		Series 2008-3, Class A3, 4.280%, 10/15/12	11,412
3,520		Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.500%, 07/20/12	3,621
		Wachovia Auto Owner Trust,
341		Series 2005-B, Class A4, 4.840%, 04/20/11	344
7,253		Series 2005-B, Class A5, 4.930%, 11/20/12	7,335
		World Omni Auto Receivables Trust,
2,271		Series 2006-A, Class A4, 5.030%, 10/17/11	2,303
1,557		Series 2006-B, Class A4, 5.120%, 06/15/12	1,594
6,101		Series 2007-B, Class A3A, 5.280%, 01/17/12	6,229
5,060		Series 2007-B, Class A4, 5.390%, 05/15/13	5,263
5,075		Series 2009-A, Class A3, 3.330%, 05/15/13	5,179
		Total Asset-Backed Securities (Cost $466,388)	467,314
Collateralized Mortgage Obligations — 12.3%
		Agency CMO — 7.6%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,910		Series 31, Class Z, 8.000%, 04/25/24	2,069
262		Series 56, Class Z, 7.500%, 09/20/26	282
		Federal Home Loan Mortgage Corp. REMICS,
29		Series 2, Class Z, 9.300%, 03/15/19	32
13		Series 12, Class A, 9.250%, 11/15/19	14
29		Series 16, Class D, 10.000%, 10/15/19	32
41		Series 17, Class I, 9.900%, 10/15/19	45
70		Series 23, Class F, 9.600%, 04/15/20	77
31		Series 26, Class F, 9.500%, 02/15/20	34
6		Series 81, Class A, 8.125%, 11/15/20	7
33		Series 85, Class C, 8.600%, 01/15/21	36
30		Series 99, Class Z, 9.500%, 01/15/21	33
4		Series 159, Class H, 4.500%, 09/15/21	4
7		Series 189, Class D, 6.500%, 10/15/21	7
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
7		Series 1053, Class G, 7.000%, 03/15/21	7
20		Series 1056, Class KZ, 6.500%, 03/15/21	21
10		Series 1074, Class H, 8.500%, 05/15/21	11
30		Series 1082, Class C, 9.000%, 05/15/21	33
12		Series 1087, Class I, 8.500%, 06/15/21	13
36		Series 1125, Class Z, 8.250%, 08/15/21	39
35		Series 1142, Class IA, 7.000%, 10/15/21	38
5		Series 1169, Class G, 7.000%, 11/15/21	6
10		Series 1173, Class E, 6.500%, 11/15/21	10
73		Series 1343, Class LA, 8.000%, 08/15/22	79
19		Series 1424, Class F, VAR, 2.149%, 11/15/22	19
350		Series 1480, Class LZ, 7.500%, 03/15/23	379
903		Series 1560, Class Z, 7.000%, 08/15/23	976
89		Series 1641, Class FA, VAR, 1.263%, 12/15/13	89
37		Series 1702, Class TJ, 7.000%, 04/15/13	37
223		Series 1754, Class Z, 8.500%, 09/15/24	246
449		Series 1779, Class Z, 8.500%, 04/15/25	488
11		Series 1807, Class G, 9.000%, 10/15/20	12
—	(h)	Series 1838, Class H, 6.500%, 04/15/11	—	(h)
1,600		Series 1888, Class Z, 7.000%, 08/15/26	1,729
6,684		Series 2065, Class PV, 7.000%, 08/17/27	6,858
2,503		Series 2358, Class PD, 6.000%, 09/15/16	2,637
3,443		Series 2363, Class PF, 6.000%, 09/15/16	3,680
2,168		Series 2382, Class DA, 5.500%, 10/15/30	2,231
1,654		Series 2390, Class CH, 5.500%, 12/15/16	1,757
972		Series 2416, Class PR, 6.000%, 12/15/30	978
735		Series 2425, Class JH, 6.000%, 03/15/17	792

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   133

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,200	Series 2450, Class PE, 6.000%, 07/15/21	2,267
2,693	Series 2453, Class BD, 6.000%, 05/15/17	2,897
1,786	Series 2458, Class OE, 6.000%, 06/15/17	1,923
880	Series 2479, Class PE, 6.000%, 05/15/31	883
1,297	Series 2496, Class BK, 5.500%, 09/15/17	1,383
936	Series 2503, Class TG, 5.500%, 09/15/17	998
985	Series 2508, Class AQ, 5.500%, 10/15/17	1,050
4,631	Series 2513, Class DB, 5.000%, 10/15/17	4,915
416	Series 2519, Class HB, 5.000%, 10/15/21	428
267	Series 2526, Class CA, 5.000%, 06/15/16	270
943	Series 2528, Class VA, 5.500%, 12/15/12	976
135	Series 2534, Class HM, 4.500%, 10/15/16	140
688	Series 2575, Class KA, 5.000%, 11/15/17	726
3,342	Series 2578, Class DA, 4.500%, 09/15/16	3,429
678	Series 2579, Class GQ, 4.000%, 01/15/17	695
1,353	Series 2583, Class TD, 4.500%, 12/15/13	1,403
1,500	Series 2587, Class WB, 5.000%, 11/15/16	1,564
373	Series 2617, Class UM, 4.000%, 05/15/15	378
1,850	Series 2617, Class VN, 5.500%, 04/15/14	1,957
3,106	Series 2632, Class NE, 4.000%, 06/15/13	3,189
8,107	Series 2635, Class MS, IF, IO, 7.477%, 02/15/18	893
350	Series 2640, Class VM, 4.500%, 12/15/21	362
4,928	Series 2641, Class KJ, 4.000%, 01/15/18	5,116
1,003	Series 2643, Class ME, 3.500%, 03/15/18	1,030
7,238	Series 2645, Class SP, IF, IO, 6.877%, 07/15/26	220
1,500	Series 2666, Class OC, 5.500%, 01/15/22	1,585
31	Series 2668, Class AD, 4.000%, 01/15/15	31
682	Series 2685, Class MX, 4.000%, 07/15/16	703
46	Series 2686, Class SO, IF, 13.654%, 07/15/26	46
864	Series 2718, Class TC, 5.000%, 04/15/27	891
706	Series 2755, Class PA, PO, 02/15/29	685
3,875	Series 2763, Class PD, 4.500%, 12/15/17	4,077
450	Series 2763, Class TA, 4.000%, 03/15/11	458
4,833	Series 2765, Class CA, 4.000%, 07/15/17	5,011
3,500	Series 2773, Class OB, 5.000%, 02/15/19	3,677
735	Series 2780, Class YP, 7.500%, 08/15/18	792
523	Series 2782, Class HE, 4.000%, 09/15/17	542
839	Series 2786, Class PC, 4.500%, 10/15/16	862
3,239	Series 2812, Class AB, 4.500%, 10/15/18	3,387
741	Series 2825, Class VP, 5.500%, 06/15/15	793
4,000	Series 2836, Class PX, 4.000%, 05/15/18	4,158
364	Series 2851, Class BD, 4.000%, 02/15/20	372
11,078	Series 2859, Class SA, IF, IO, 6.977%, 11/15/18	935
4,830	Series 2875, Class HA, 4.000%, 11/15/18	5,006
3,270	Series 2924, Class DA, 4.500%, 02/15/19	3,418
761	Series 2927, Class YN, 4.500%, 10/15/32	789
635	Series 2955, Class OC, 5.000%, 02/15/24	643
1,652	Series 2956, Class LD, 5.000%, 05/15/18	1,715
1,729	Series 2962, Class WJ, 5.500%, 06/15/24	1,828
22,399	Series 2989, Class MU, IF, 6.727%, 07/15/34	2,587
3,106	Series 2993, Class MN, 5.000%, 06/15/23	3,266
823	Series 3001, Class YN, 4.500%, 06/15/33	847
1,751	Series 3005, Class PV, IF, 12.300%, 10/15/33	1,966
4,810	Series 3036, Class NB, 5.000%, 01/15/29	5,052
815	Series 3047, Class OB, 5.500%, 12/15/33	861
966	Series 3082, Class PE, 5.000%, 12/15/23	982
502	Series 3151, Class PA, 6.000%, 03/15/26	511
1,484	Series 3173, Class PH, 6.000%, 09/15/27	1,528
8,449	Series 3192, Class GA, IF, IO, 6.000%, 03/15/27	8,648
10,522	Series 3197, Class AB, 5.500%, 08/15/13	10,879
5,955	Series 3205, Class PA, 6.000%, 04/15/27	6,090
3,672	Series 3234, Class MA, 4.500%, 03/15/28	3,781
2,987	Series 3242, Class NC, 5.750%, 12/15/28	3,112
4,341	Series 3242, Class PA, 5.750%, 11/15/29	4,550
5,343	Series 3280, Class MA, 5.500%, 05/15/26	5,488
16,575	Series 3305, Class IW, IF, IO, 6.177%, 04/15/37	1,801
1,287	Series 3329, Class JA, 6.000%, 08/15/28	1,337
4,802	Series 3356, Class PA, 6.000%, 11/15/26	4,949
1,512	Series 3363, Class A, 5.000%, 07/15/16	1,585
186,823	Series 3420, Class EI, IO, SUB, 2.031%, 08/15/37	7,167
77,578	Series 3437, Class DI, IO, 1.559%, 02/15/12	1,451
64,284	Series 3523, Class CI, IO, VAR, 2.461%, 02/15/12	2,089
14,018	Series 3546, Class A, VAR, 6.123%, 02/15/39	14,763
2,718	Series R008, Class FK, VAR, 0.673%, 07/15/23	2,672
70	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.990%, 09/25/29	70
	Federal National Mortgage Association REMICS,
24	Series 1988-7, Class Z, 9.250%, 04/25/18	26
29	Series 1988-13, Class C, 9.300%, 05/25/18	31
22	Series 1988-15, Class A, 9.000%, 06/25/18	25
24	Series 1988-16, Class B, 9.500%, 06/25/18	28
18	Series 1989-2, Class D, 8.800%, 01/25/19	19

SEE NOTES TO FINANCIAL STATEMENTS.

134   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
51	Series 1989-27, Class Y, 6.900%, 06/25/19	54
13	Series 1989-54, Class E, 8.400%, 08/25/19	15
13	Series 1989-66, Class J, 7.000%, 09/25/19	14
11	Series 1989-70, Class G, 8.000%, 10/25/19	12
205	Series 1989-72, Class E, 9.350%, 10/25/19	234
28	Series 1989-89, Class H, 9.000%, 11/25/19	31
9	Series 1989-96, Class H, 9.000%, 12/25/19	10
17	Series 1990-7, Class B, 8.500%, 01/25/20	18
14	Series 1990-12, Class G, 4.500%, 02/25/20	14
309	Series 1990-19, Class G, 9.750%, 02/25/20	351
56	Series 1990-58, Class J, 7.000%, 05/25/20	62
57	Series 1990-61, Class H, 7.000%, 06/25/20	63
25	Series 1990-106, Class J, 8.500%, 09/25/20	28
11	Series 1990-109, Class J, 7.000%, 09/25/20	12
30	Series 1990-111, Class Z, 8.750%, 09/25/20	32
15	Series 1990-117, Class E, 8.950%, 10/25/20	17
15	Series 1990-123, Class G, 7.000%, 10/25/20	17
15	Series 1990-132, Class Z, 7.000%, 11/25/20	16
621	Series 1990-137, Class X, 9.000%, 12/25/20	673
5	Series 1991-53, Class J, 7.000%, 05/25/21	6
36	Series 1991-130, Class C, 9.000%, 09/25/21	41
98	Series 1992-81, Class ZB, 8.500%, 04/25/22	107
4	Series 1992-96, Class B, PO, 05/25/22	3
3,083	Series 1992-131, Class KB, 8.000%, 08/25/22	3,373
3,124	Series 1992-185, Class L, 8.000%, 10/25/22	3,434
11	Series 1993-165, Class SN, IF, 11.471%, 09/25/23	12
113	Series 1993-220, Class PJ, 6.000%, 11/25/13	115
1	Series 1993-225, Class MC, PO, 11/25/23	1
85	Series 1993-235, Class G, PO, 09/25/23	77
20	Series 1994-62, Class PH, 6.900%, 11/25/23	20
1	Series 1997-46, Class PN, 6.500%, 07/18/12	1
11	Series 1997-55, Class B, 7.000%, 02/18/27	12
5,707	Series 1999-42, Class SA, IF, IO, 7.934%, 10/25/28	374
2,887	Series 2002-2, Class MG, 6.000%, 02/25/17	3,104
1,567	Series 2002-3, Class OG, 6.000%, 02/25/17	1,683
2,895	Series 2002-28, Class LD, 6.000%, 05/25/17	3,112
1,696	Series 2002-58, Class HC, 5.500%, 09/25/17	1,806
3,299	Series 2002-59, Class UC, 5.500%, 09/25/17	3,512
1,068	Series 2002-63, Class KC, 5.000%, 10/25/17	1,133
3,000	Series 2003-3, Class PD, 5.000%, 08/25/16	3,140
13,427	Series 2003-5, Class SE, IF, IO, 7.384%, 08/25/22	1,141
543	Series 2003-21, Class M, 5.000%, 02/25/17	563
33,883	Series 2003-25, Class CS, IF, IO, 7.384%, 03/25/17	1,936
10,898	Series 2003-25, Class SC, 7.384%, 03/25/17	569
3,522	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	567
672	Series 2003-46, Class VX, 6.000%, 10/25/15	682
5,002	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	826
12,471	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	946
13,322	Series 2003-69, Class GI, IO, 5.000%, 12/25/31	1,095
2,500	Series 2003-86, Class DM, 4.000%, 09/25/10	2,566
5,028	Series 2003-92, Class HP, 4.500%, 09/25/18	5,280
627	Series 2003-108, Class HA, 5.000%, 01/25/27	641
2,861	Series 2003-113, Class PC, 4.000%, 03/25/15	2,906
2,589	Series 2003-120, Class BQ, 4.000%, 09/25/16	2,667
504	Series 2004-101, Class AR, 5.500%, 01/25/35	538
1,750	Series 2005-1, Class HC, 5.000%, 09/25/28	1,821
9,877	Series 2005-19, Class SK, IF, IO, 6.484%, 11/25/22	699
1,091	Series 2005-27, Class TH, 5.500%, 07/25/31	1,129
1,439	Series 2005-40, Class YA, 5.000%, 09/25/20	1,512
1,415	Series 2005-47, Class AN, 5.000%, 12/25/16	1,460
693	Series 2005-48, Class OM, 5.000%, 03/25/30	721
3,362	Series 2005-68, Class JK, 5.250%, 05/25/35	3,399
3,798	Series 2005-83, Class LJ, 5.000%, 10/25/35	3,816
745	Series 2005-84, Class MB, 5.750%, 10/25/35	799
5,556	Series 2005-104, Class YA, 5.500%, 10/25/19	5,668
5,000	Series 2006-39, Class WB, 5.500%, 10/25/30	5,261
19,747	Series 2006-58, Class ST, IF, I0, 6.884%, 07/25/36	1,958
949	Series 2006-81, Class NA, 6.000%, 02/25/27	977
5,841	Series 2006-102, Class MA, 6.000%, 07/25/27	5,995
2,895	Series 2007-16, Class FC, VAR, 1.016%, 03/25/37	2,813
8,401	Series 2007-22, Class SC, IF, IO, 5.814%, 03/25/37	529
23,418	Series 2007-33, Class MS, 6.324%, 04/25/37	2,330
6,246	Series 2007-47, Class PA, 5.000%, 02/25/28	6,457
4,205	Series 2007-79, Class MA, 5.500%, 12/25/28	4,364
31,329	Series 2007-85, Class SH, IF, IO, 6.234%, 09/25/37	3,421
16,047	Series 2008-18, Class SE, IF, IO, 6.004%, 03/25/38	1,353
2,505	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	293

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   135

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
23	Series G-11, Class Z, 8.500%, 05/25/21	25
10	Series G-22, Class ZT, 8.000%, 12/25/16	12
18	Series G-41, Class PT, 7.500%, 10/25/21	19
1,547	Series G92-19, Class M, 8.500%, 04/25/22	1,709
43	Series G92-35, Class E, 7.500%, 07/25/22	47
1,332	Series G92-35, Class EA, 8.000%, 07/25/22	1,464
21	Series G92-40, Class ZC, 7.000%, 07/25/22	23
196	Series G92-44, Class ZQ, 8.000%, 07/25/22	216
47	Series G92-54, Class ZQ, 7.500%, 09/25/22	52
7,045	Series G92-64, Class J, 8.000%, 11/25/22	7,743
2,780	Series G92-66, Class K, 8.000%, 12/25/22	3,055
2,741	Series G94-6, Class PJ, 8.000%, 05/17/24	3,012
	Federal National Mortgage Association STRIPS,
5	Series 25, Class 1, 6.000%, 02/01/13	5
196	Series 108, Class 1, PO, 03/01/20	188
4	Series 268, Class 2, IO, 9.000%, 02/01/23	1
2,798	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	441
2,478	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	407
3,552	Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	325
5,434	Series 334, Class 9, IO, 6.000%, 03/01/33	899
20,747	Series 343, Class 21, IO, 4.000%, 09/01/18	1,834
8,823	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	997
3,588	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	398
2,350	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	327
2,554	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	354
3,625	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	543
2,151	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	378
11,962	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	1,941
15,760	Series 394, Class C3, IO, 6.500%, 09/25/38	2,804
3	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.000%, 04/25/25	3
	Government National Mortgage Association,
143	Series 1997-12, Class D, 7.500%, 09/20/27	152
2,995	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	333
24,647	Series 2008-75, Class SP, IF, IO, 7.198%, 08/20/38	2,744
8,467	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	1,110
30	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	36
		345,529
	Non-Agency CMO — 4.7%
	ABN Amro Mortgage Corp.,
293	Series 2003-7, Class A3, 4.500%, 07/25/18	290
2,442	Series 2003-9, Class A2, 4.500%, 08/25/18	2,388
	Banc of America Mortgage Securities, Inc.,
4,901	Series 2004-4, Class 1A9, 5.000%, 05/25/34	4,830
11,690	Series 2004-4, Class 4A1, 4.750%, 05/25/19	11,592
9,627	Series 2004-5, Class 3A5, 4.750%, 06/25/19	9,552
20,117	Series 2004-5, Class 4A1, 4.750%, 06/25/19	19,677
1,785	Series 2004-E, Class 2A5, VAR, 4.169%, 06/25/34 (i)	1,759
820	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.945%, 10/25/33 (i)	765
2,638	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.504%, 06/25/34	2,570
11,223	Chase Mortgage Finance Corp., Series 2003-S10, Class A1, 4.750%, 11/25/18	11,248
4,610	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A8, 5.250%, 05/25/34	4,601
3,643	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.000%, 09/25/33	3,517
360	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33 (i)	345
4,607	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A5, 5.250%, 11/25/14	4,572
	Countrywide Home Loan Mortgage Pass-Through Trust,
10,929	Series 2003-34, Class A6, 5.250%, 09/25/33	10,990
2,528	Series 2004-8, Class 2A1, 4.500%, 06/25/19	2,473
2,104	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 5A5, VAR, 5.486%, 12/25/14 (i)	2,006
469	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.500%, 10/25/35	456
10,661	First Horizon Asset Securities, Inc., Series 2004-7, Class 2A1, 4.750%, 12/25/19	10,704

SEE NOTES TO FINANCIAL STATEMENTS.

136   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	GMAC Mortgage Corp. Loan Trust,
10	Series 2003-J1, Class A3, 5.250%, 03/25/18	10
829	Series 2003-J4, Class 2A1, 4.750%, 09/25/18	823
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.626%, 02/25/35 (i)	941
16,518	JP Morgan Mortgage Trust, Series 2006-A2, Class 4A1, VAR, 4.061%, 08/25/34	15,730
17	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	18
6,690	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 3.141%, 11/21/34	6,425
432	MASTR Alternative Loans Trust, Series 2004-8, Class 6A1, 5.500%, 09/25/19	411
	MASTR Asset Securitization Trust,
3,191	Series 2002-7, Class 1A1, 5.500%, 11/25/17	3,210
371	Series 2003-4, Class 2A2, 5.000%, 05/25/18	371
4,742	Series 2003-11, Class 10A1, 5.000%, 12/25/18	4,752
2,932	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 0.546%, 08/25/35 (i)	1,941
10	Merrill Lynch Trust, Series 44, Class G, 9.000%, 08/20/20	10
994	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	904
	Nomura Asset Acceptance Corp.,
2,307	Series 2005-AR1, Class 1A1, VAR, 5.056%, 02/25/35 (i)	1,555
1,414	Series 2005-AR2, Class 3A1, VAR, 0.516%, 05/25/35 (i)	1,063
3,271	Series 2005-AR6, Class 4A1, VAR, 0.526%, 12/25/35 (i)	1,210
12	Paine Webber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	14
1,000	Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.000%, 07/25/33 (i)	782
1,439	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.000%, 11/25/31	1,430
13	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.000%, 09/25/30	12
	Structured Asset Securities Corp.,
11,634	Series 2003-8, Class 1A2, 5.000%, 04/25/18	10,876
3,375	Series 2003-31A, Class B1, VAR, 3.934%, 10/25/33 (i)	1,733
3,692	WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1, VAR, 4.211%, 01/25/35	3,474
2,388	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.500%, 05/25/32	2,383
	Wells Fargo Mortgage Backed Securities Trust,
13,822	Series 2003-10, Class A1, 4.500%, 09/25/18	13,657
12,467	Series 2003-12, Class A2, 4.500%, 11/25/18	12,195
1,133	Series 2003-12, Class A3, 5.000%, 11/25/18	1,124
10,239	Series 2003-15, Class 1A1, 4.750%, 12/25/18	10,261
5,509	Series 2003-K, Class 1A1, VAR, 4.475%, 11/25/33 (i)	5,408
152	Series 2003-K, Class 1A2, VAR, 4.475%, 11/25/33 (i)	145
2,279	Series 2006-AR11, Class A4, VAR, 5.508%, 08/25/36	2,080
1,049	Series 2006-AR17, Class A1, VAR, 5.334%, 10/25/36 (i)	795
		210,078
	Total Collateralized Mortgage Obligations (Cost $553,449)	555,607
Commercial Mortgage-Backed Securities — 2.8%
	Banc of America Commercial Mortgage, Inc.,
2,566	Series 2002-2, Class A2, 4.772%, 07/11/43	2,630
3,420	Series 2004-5, Class A3, 4.561%, 11/10/41	3,411
5,918	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2, 6.460%, 10/15/36	6,216
4,590	Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A2, 7.631%, 07/15/32	4,739
691	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.916%, 03/15/49	706
1,330	Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	1,414
19,596	Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A2, 4.630%, 05/10/43	19,731
	CS First Boston Mortgage Securities Corp.,
13,865	Series 2001-CF2, Class A4, 6.505%, 02/15/34	14,380
5,045	Series 2002-CKS4, Class A1, 4.485%, 11/15/36	5,147
5,000	Series 2005-C6, Class A2FX, VAR, 5.207%, 12/15/40	5,096
	GMAC Commercial Mortgage Securities, Inc.,
2,228	Series 2003-C1, Class A1, 3.337%, 05/10/36	2,242
900	Series 2003-C3, Class A3, 4.646%, 04/10/40	915

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   137

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
2,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.449%, 08/05/18 (e)	2,102
702	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A2, 4.201%, 12/15/29	700
1,324	Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.071%, 10/12/41	1,326
	Morgan Stanley Capital I,
141	Series 1999-LIFE, Class B, VAR, 7.208%, 04/15/33	141
10,125	Series 2003-T11, Class A3, 4.850%, 06/13/41	10,302
14,800	Series 2004-HQ3, Class A2, 4.050%, 01/13/41	14,942
1,004	Series 2006-T23, Class A1, 5.682%, 08/12/41	1,028
2,250	Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A2, 6.494%, 02/03/16 (e)	2,407
5,000	Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.690%, 03/15/30	5,347
6,868	Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.669%, 02/11/36	6,923
75	TIAA Retail Commercial Trust, Series 2001-C1A, Class A4, VAR, 6.680%, 06/19/31 (e)	75
13,525	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.070%, 08/15/39	13,997
	Total Commercial Mortgage-Backed Securities (Cost $124,415)	125,917
Corporate Bonds — 12.0%
	Consumer Discretionary — 0.4%
	Auto Components — 0.1%
2,185	Johnson Controls, Inc., 5.250%, 01/15/11 (c)	2,240
	Automobiles — 0.0% (g)
	Daimler Finance North America LLC,
1,000	5.750%, 09/08/11	1,049
465	7.200%, 09/01/09	465
		1,514
	Media — 0.1%
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	358
1,255	Cox Communications, Inc., 7.750%, 11/01/10	1,335
868	Thomson Reuters Corp., (Canada), 6.200%, 01/05/12	941
	Time Warner Cable, Inc.,
670	6.200%, 07/01/13	724
550	7.500%, 04/01/14	631
2,000	Viacom, Inc., 4.375%, 09/15/14 (c)	2,003
585	Walt Disney Co. (The), 4.700%, 12/01/12	632
		6,624
	Multiline Retail — 0.1%
1,256	Kohls Corp., 7.375%, 10/15/11	1,362
	Target Corp.,
1,190	5.125%, 01/15/13	1,282
505	6.350%, 01/15/11	538
		3,182
	Specialty Retail — 0.1%
	Home Depot, Inc.,
1,795	4.625%, 08/15/10	1,850
330	5.200%, 03/01/11	344
680	5.250%, 12/16/13	721
1,215	Lowe’s Cos, Inc., 8.250%, 06/01/10	1,282
1,175	Staples, Inc., 9.750%, 01/15/14	1,379
		5,576
	Total Consumer Discretionary	19,136
	Consumer Staples — 0.6%
	Beverages — 0.2%
4,130	Coca-Cola Co. (The), 3.625%, 03/15/14	4,267
1,020	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	1,160
1,175	Diageo Capital plc, (United Kingdom), 7.375%, 01/15/14	1,357
1,860	PepsiCo, Inc., 3.750%, 03/01/14	1,931
		8,715
	Food & Staples Retailing — 0.1%
485	Kroger Co. (The), 8.050%, 02/01/10	498
	Wal-Mart Stores, Inc.,
1,000	4.000%, 01/15/10	1,014
2,225	7.250%, 06/01/13	2,605
		4,117
	Food Products — 0.3%
3,100	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	3,241
1,450	Cargill, Inc., 5.200%, 01/22/13 (e)	1,518
2,100	General Mills, Inc., 5.250%, 08/15/13	2,282
600	HJ Heinz Finance Co., 6.625%, 07/15/11	649
710	Kellogg Co., 4.250%, 03/06/13	743
	Kraft Foods, Inc.,
2,959	6.250%, 06/01/12	3,254
2,780	6.750%, 02/19/14	3,155
		14,842
	Household Products — 0.0% (g)
905	Kimberly-Clark Corp., 5.625%, 02/15/12	966
	Total Consumer Staples	28,640

SEE NOTES TO FINANCIAL STATEMENTS.

138   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	463
2,000	7.625%, 03/15/14	2,261
	BP Capital Markets plc, (United Kingdom),
1,190	3.125%, 03/10/12	1,228
625	5.250%, 11/07/13	684
800	Chevron Corp., 3.950%, 03/03/14	839
905	Conoco Funding Co., (Canada), 6.350%, 10/15/11	991
	ConocoPhillips,
1,145	4.750%, 02/01/14	1,228
2,930	9.375%, 02/15/11	3,213
2,975	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,209
1,600	Devon Financing Corp. ULC, (Canada), 6.875%, 09/30/11	1,746
1,975	Marathon Oil Canada Corp., (Canada), 8.375%, 05/01/12	2,220
2,260	Shell International Finance BV, (Netherlands), 4.000%, 03/21/14	2,366
2,400	StatoilHydro ASA, (Norway), 5.125%, 04/30/14 (e)	2,605
1,000	XTO Energy, Inc., 4.625%, 06/15/13	1,034
	Total Energy	24,087
	Financials — 6.9%
	Capital Markets — 1.5%
	Bank of New York Mellon Corp. (The),
480	4.300%, 05/15/14	505
1,500	4.500%, 04/01/13	1,585
1,500	4.950%, 11/01/12	1,623
2,220	5.125%, 08/27/13	2,389
2,300	Citicorp, 7.250%, 10/15/11	2,336
	Credit Suisse USA, Inc.,
1,000	5.125%, 01/15/14	1,051
3,205	5.500%, 08/16/11	3,408
1,400	5.500%, 08/15/13	1,499
5,170	6.125%, 11/15/11	5,555
800	6.500%, 01/15/12	867
	Goldman Sachs Group, Inc. (The),
1,435	3.625%, 08/01/12	1,464
2,000	5.000%, 01/15/11	2,078
950	5.250%, 04/01/13 (c)	996
800	5.250%, 10/15/13	844
3,935	5.450%, 11/01/12	4,195
3,000	6.600%, 01/15/12	3,248
2,000	Jefferies Group, Inc., 7.750%, 03/15/12	2,144
	Lehman Brothers Holdings, Inc.,
2,225	3.950%, 11/10/09 (d)	389
500	5.750%, 07/18/11 (d)	88
1,062	6.625%, 01/18/12 (d)	186
	Merrill Lynch & Co., Inc.,
1,000	4.500%, 11/04/10	1,019
4,710	4.790%, 08/04/10	4,831
685	6.150%, 04/25/13	713
	Morgan Stanley,
3,073	4.250%, 05/15/10	3,126
4,900	5.250%, 11/02/12	5,181
500	5.750%, 08/31/12	533
6,200	6.000%, 05/13/14	6,574
3,000	6.600%, 04/01/12	3,260
	Northern Trust Corp.,
2,910	5.300%, 08/29/11	3,111
970	5.500%, 08/15/13	1,058
2,000	State Street Corp., 7.650%, 06/15/10	2,074
		67,930
	Commercial Banks — 1.9%
1,000	American Express Bank FSB, 5.500%, 04/16/13	1,038
3,100	Bank of America Corp., 5.375%, 09/11/12	3,201
	Barclays Bank plc, (United Kingdom),
2,680	5.200%, 07/10/14	2,813
2,000	5.450%, 09/12/12	2,141
	BB&T Corp.,
3,655	4.750%, 10/01/12	3,724
1,232	6.500%, 08/01/11	1,289
2,185	Branch Banking & Trust Co., 4.875%, 01/15/13	2,232
	Credit Suisse, (Switzerland),
1,500	3.450%, 07/02/12	1,530
1,635	5.000%, 05/15/13	1,736
3,600	5.500%, 05/01/14	3,869
	Deutsche Bank AG, (Germany),
2,505	3.875%, 08/18/14	2,518
900	4.875%, 05/20/13	951
1,400	FleetBoston Financial Corp., 7.375%, 12/01/09	1,420
4,000	HSBC Bank USA N.A., 4.625%, 04/01/14	4,092
	KeyBank N.A.,
1,778	5.500%, 09/17/12	1,780
750	5.700%, 08/15/12	736
695	Keycorp, 6.500%, 05/14/13	708

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   139

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
1,525	M&I Marshall & Ilsley Bank, 5.150%, 02/22/12 (c)	1,462
1,213	Mellon Funding Corp., 6.400%, 05/14/11	1,297
500	National City Bank, 4.500%, 03/15/10	507
1,960	PNC Funding Corp., 4.500%, 03/10/10	1,980
	SunTrust Banks, Inc.,
580	4.250%, 10/15/09	581
2,500	5.250%, 11/05/12	2,547
1,000	6.375%, 04/01/11	1,034
	U.S. Bancorp,
1,595	4.200%, 05/15/14	1,661
500	4.500%, 07/29/10	517
3,987	U.S. Bank N.A., 6.375%, 08/01/11	4,315
5,400	Union Planters Corp., 4.375%, 12/01/10	5,310
3,900	Wachovia Bank N.A., 7.800%, 08/18/10	4,114
	Wachovia Corp.,
630	4.875%, 02/15/14	643
1,115	5.500%, 05/01/13	1,185
	Wells Fargo & Co.,
1,000	4.200%, 01/15/10	1,010
5,770	4.625%, 04/15/14	5,840
6,780	5.250%, 10/23/12	7,203
2,240	6.375%, 08/01/11	2,382
4,700	Wells Fargo Bank N.A., 6.450%, 02/01/11	4,917
2,665	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	2,682
		86,965
	Consumer Finance — 0.7%
1,330	American Express Credit Corp., 7.300%, 08/20/13	1,458
700	American General Finance Corp., 4.875%, 05/15/10	657
1,000	American Honda Finance Corp., 5.125%, 12/15/10 (e)	1,030
3,200	Boeing Capital Corp., 6.500%, 02/15/12	3,527
767	Capital One Bank USA N.A., 5.750%, 09/15/10	786
1,310	Capital One Financial Corp., 7.375%, 05/23/14	1,429
	HSBC Finance Corp.,
3,000	4.125%, 11/16/09	3,017
547	5.250%, 01/14/11	561
3,500	5.900%, 06/19/12	3,690
3,120	6.375%, 10/15/11	3,251
1,470	6.375%, 11/27/12	1,579
2,315	7.000%, 05/15/12	2,494
2,995	8.000%, 07/15/10	3,142
	John Deere Capital Corp.,
1,445	5.250%, 10/01/12	1,561
2,044	5.650%, 07/25/11	2,191
500	MBNA Corp., 7.500%, 03/15/12	528
1,000	SLM Corp., 4.000%, 01/15/10	982
500	Toyota Motor Credit Corp., VAR, 0.599%, 04/07/10	500
		32,383
	Diversified Financial Services — 1.7%
3,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	3,087
	Bank of America Corp.,
1,500	4.500%, 08/01/10	1,537
3,505	4.900%, 05/01/13	3,538
388	7.125%, 10/15/11	403
950	7.400%, 01/15/11	1,003
1,000	7.800%, 02/15/10	1,025
1,543	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 12/15/10	1,599
1,870	BP Capital Markets plc, (United Kingdom), 3.625%, 05/08/14	1,920
	Caterpillar Financial Services Corp.,
800	4.850%, 12/07/12	839
1,665	4.900%, 08/15/13	1,728
600	5.125%, 10/12/11	631
1,240	6.125%, 02/17/14	1,365
1,720	6.200%, 09/30/13	1,876
	Citigroup, Inc.,
1,400	4.625%, 08/03/10	1,422
1,550	5.250%, 02/27/12	1,570
2,885	5.300%, 10/17/12	2,915
3,600	5.500%, 04/11/13	3,583
4,000	5.850%, 07/02/13	4,024
1,500	6.000%, 02/21/12	1,544
1,445	6.375%, 08/12/14	1,461
3,090	CME Group, Inc., 5.400%, 08/01/13	3,328
1,000	Diageo Investment Corp., 9.000%, 08/15/11	1,136
	General Electric Capital Corp.,
2,500	2.625%, 12/28/12	2,557
2,845	5.000%, 11/15/11	2,978
2,625	5.200%, 02/01/11	2,736
10,500	5.250%, 10/19/12	10,991
4,100	5.450%, 01/15/13	4,322
1,700	5.500%, 06/04/14	1,786
1,000	5.875%, 02/15/12	1,063
4,435	5.900%, 05/13/14	4,740

SEE NOTES TO FINANCIAL STATEMENTS.

140   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
2,925	6.000%, 06/15/12	3,133
	Textron Financial Corp.,
1,000	5.125%, 11/01/10	976
750	5.125%, 02/03/11	728
175	USAA Capital Corp., 4.640%, 12/15/09 (e)	176
		77,720
	FDIC Guaranteed Securities — 0.3% (˜)
3,530	General Electric Capital Corp., 3.000%, 12/09/11	3,653
4,000	GMAC LLC, 2.200%, 12/19/12	4,031
3,150	Morgan Stanley, 3.250%, 12/01/11	3,279
2,220	Wells Fargo & Co., 3.000%, 12/09/11	2,300
		13,263
	Insurance — 0.6%
500	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	528
	Berkshire Hathaway Finance Corp.,
585	4.000%, 04/15/12 (e)	610
2,495	5.000%, 08/15/13	2,695
890	Genworth Global Funding Trusts, 5.200%, 10/08/10	879
	Jackson National Life Global Funding,
1,000	5.125%, 02/10/11 (e)	1,016
2,100	5.375%, 05/08/13 (e)	2,119
1,050	MassMutual Global Funding II, 3.625%, 07/16/12 (e)	1,057
1,350	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	1,389
1,000	Monumental Global Funding II, 5.650%, 07/14/11 (e)	1,022
2,400	New York Life Global Funding, 4.650%, 05/09/13 (e)	2,486
800	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	807
	Pricoa Global Funding I,
500	4.200%, 01/15/10 (e)	499
1,125	5.400%, 10/18/12 (e)	1,180
3,450	5.450%, 06/11/14 (e)	3,545
1,000	5.625%, 05/24/11 (e)	1,011
	Principal Life Income Funding Trusts,
1,835	5.150%, 06/17/11	1,900
670	5.300%, 12/14/12	703
1,000	5.300%, 04/24/13	1,019
500	Travelers Property Casualty Corp., 5.000%, 03/15/13	513
		24,978
	Real Estate Investment Trusts (REITs) — 0.0% (g)
	Simon Property Group LP,
450	5.375%, 06/01/11	463
1,075	6.750%, 05/15/14 (c)	1,152
		1,615
	Thrifts & Mortgage Finance — 0.2%
2,150	Countrywide Financial Corp., 5.800%, 06/07/12	2,231
3,500	Countrywide Home Loans, Inc., 4.125%, 09/15/09	3,502
1,100	Golden West Financial Corp., 4.750%, 10/01/12	1,135
		6,868
	Total Financials	311,722
	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
255	Baxter International, Inc., 4.000%, 03/01/14	265
585	Hospira, Inc., 5.550%, 03/30/12	621
		886
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
215	6.000%, 02/15/14	230
550	6.375%, 01/15/12	589
		819
	Pharmaceuticals — 0.1%
850	Eli Lilly & Co., 3.550%, 03/06/12	890
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,141
1,180	Pfizer, Inc., 4.450%, 03/15/12	1,250
		4,281
	Total Health Care	5,986
	Industrials — 0.6%
	Aerospace & Defense — 0.1%
	Boeing Co. (The),
760	3.500%, 02/15/15	769
2,125	5.125%, 02/15/13	2,283
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,014
		4,066
	Air Freight & Logistics — 0.0% (g)
1,050	United Parcel Service, Inc., 4.500%, 01/15/13	1,127
	Commercial Services & Supplies — 0.0% (g)
1,100	Waste Management, Inc., 6.375%, 11/15/12	1,204
	Industrial Conglomerates — 0.1%
	Honeywell International, Inc.,
1,705	5.625%, 08/01/12	1,869

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   141

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrial Conglomerates — Continued
1,180	7.500%, 03/01/10	1,223
1,170	Textron, Inc., 4.500%, 08/01/10	1,159
		4,251
	Machinery — 0.1%
1,475	Deere & Co., 6.950%, 04/25/14	1,709
	PACCAR, Inc.,
100	6.375%, 02/15/12	108
1,150	6.875%, 02/15/14	1,294
		3,111
	Road & Rail — 0.3%
3,120	Burlington Northern Santa Fe Corp., 6.750%, 07/15/11	3,372
	Canadian National Railway Co., (Canada),
605	4.950%, 01/15/14	649
539	6.375%, 10/15/11	592
	CSX Corp.,
1,090	6.300%, 03/15/12	1,167
1,100	9.780%, 02/14/11	1,193
	Norfolk Southern Corp.,
2,075	6.750%, 02/15/11	2,201
400	8.625%, 05/15/10	421
	Union Pacific Corp.,
930	5.450%, 01/31/13	991
645	6.500%, 04/15/12	707
		11,293
	Total Industrials	25,052
	Information Technology — 0.5%
	Communications Equipment — 0.0% (g)
900	Cisco Systems, Inc., 5.250%, 02/22/11	952
	Computers & Peripherals — 0.2%
745	Dell, Inc., 3.375%, 06/15/12	767
	Hewlett-Packard Co.,
490	2.950%, 08/15/12	502
350	4.500%, 03/01/13	373
2,500	4.750%, 06/02/14	2,676
1,400	6.500%, 07/01/12	1,567
	International Business Machines Corp.,
1,105	4.750%, 11/29/12	1,196
450	6.500%, 10/15/13	513
650	7.500%, 06/15/13	756
		8,350
	Electronic Equipment, Instruments & Components — 0.0% (g)
1,500	Arrow Electronics, Inc., 6.875%, 07/01/13	1,613
	IT Services — 0.0% (g)
325	Electronic Data Systems Corp., 6.000%, 08/01/13	361
	Office Electronics — 0.1%
2,505	Xerox Corp., 8.250%, 05/15/14	2,821
	Software — 0.2%
1,371	Intuit, Inc., 5.400%, 03/15/12	1,440
3,155	Microsoft Corp., 2.950%, 06/01/14	3,174
	Oracle Corp.,
2,650	3.750%, 07/08/14	2,738
2,515	4.950%, 04/15/13	2,691
		10,043
	Total Information Technology	24,140
	Materials — 0.3%
	Chemicals — 0.2%
845	Air Products & Chemicals, Inc., 4.150%, 02/01/13	882
835	Dow Chemical Co. (The), 4.850%, 08/15/12	855
1,500	Monsanto Co., 7.375%, 08/15/12	1,715
2,925	Potash Corp. of Saskatchewan, Inc., (Canada), 7.750%, 05/31/11	3,210
1,800	PPG Industries, Inc., 5.750%, 03/15/13	1,912
1,920	Praxair, Inc., 3.950%, 06/01/13	1,996
		10,570
	Metals & Mining — 0.1%
900	BHP Billiton Finance USA Ltd., (Australia), 5.125%, 03/29/12	946
625	Nucor Corp., 5.000%, 06/01/13	671
		1,617
	Total Materials	12,187
	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
2,735	AT&T Corp., 7.300%, 11/15/11	3,040
	AT&T, Inc.,
10,095	4.950%, 01/15/13	10,791
1,875	5.875%, 02/01/12	2,022
5,390	6.700%, 11/15/13	6,105
5,395	British Telecommunications plc, (United Kingdom), 9.125%, 12/15/10	5,813
	Deutsche Telekom International Finance BV, (Netherlands),
1,470	4.875%, 07/08/14	1,550

SEE NOTES TO FINANCIAL STATEMENTS.

142   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
2,000	5.375%, 03/23/11	2,097
5,990	France Telecom S.A., (France), 4.375%, 07/08/14	6,260
1,450	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	1,570
2,110	Telefonica Emisiones S.A.U., (Spain), 5.855%, 02/04/13	2,287
1,280	Telefonica Emisiones SAU, (Spain), 4.949%, 01/15/15	1,358
600	Verizon Communications, Inc., 4.350%, 02/15/13	628
2,335	Verizon Florida LLC, 6.125%, 01/15/13	2,488
785	Verizon Global Funding Corp., 7.250%, 12/01/10	836
410	Verizon Maryland, Inc., 6.125%, 03/01/12	437
		47,282
	Wireless Telecommunication Services — 0.2%
	Verizon Wireless Capital LLC,
2,880	3.750%, 05/20/11 (e)	2,974
2,700	5.550%, 02/01/14 (e)	2,919
	Vodafone Group plc, (United Kingdom),
2,000	4.150%, 06/10/14 (c)	2,049
425	VAR, 0.969%, 06/15/11	422
		8,364
	Total Telecommunication Services	55,646
	Utilities — 0.9%
	Electric Utilities — 0.5%
500	American Electric Power Co., Inc., 5.375%, 03/15/10	512
	CenterPoint Energy Houston Electric LLC,
700	5.700%, 03/15/13	741
610	5.750%, 01/15/14	653
200	7.000%, 03/01/14	222
3,085	Consumers Energy Co., 4.000%, 05/15/10	3,135
1,095	Duke Energy Corp., 3.950%, 09/15/14	1,107
1,000	FPL Group Capital, Inc., 5.350%, 06/15/13	1,067
225	MidAmerican Energy Co., 5.125%, 01/15/13	237
1,047	Midamerican Energy Holdings Co., 5.875%, 10/01/12	1,136
2,400	Midamerican Funding LLC, 6.750%, 03/01/11	2,555
5,205	Nisource Finance Corp., 7.875%, 11/15/10	5,474
650	Northern States Power Co., 4.750%, 08/01/10	674
460	Ohio Power Co., 5.750%, 09/01/13	493
295	Progress Energy, Inc., 6.050%, 03/15/14	323
420	Southern California Edison Co., 4.150%, 09/15/14	437
255	Southern Co. (The), 4.150%, 05/15/14	262
	Spectra Energy Capital LLC,
669	6.250%, 02/15/13	714
670	7.500%, 10/01/09	673
	Virginia Electric and Power Co.,
1,000	4.750%, 03/01/13	1,046
760	5.100%, 11/30/12	818
		22,279
	Gas Utilities — 0.1%
1,600	CenterPoint Energy Resources Corp., 7.750%, 02/15/11	1,713
860	Schlumberger Technology Corp., 6.500%, 04/15/12 (e)	920
2,635	TransCanada Pipelines Ltd., (Canada), 4.000%, 06/15/13	2,677
		5,310
	Multi-Utilities — 0.3%
	Dominion Resources, Inc.,
425	4.750%, 12/15/10	438
1,610	5.700%, 09/17/12	1,751
400	PG&E Corp., 5.750%, 04/01/14	436
	Sempra Energy,
1,210	6.000%, 02/01/13	1,281
6,010	8.900%, 11/15/13	7,039
		10,945
	Total Utilities	38,534
	Total Corporate Bonds (Cost $529,799)	545,130
Foreign Government Securities — 0.1%
1,250	Province of Ontario, (Canada), 4.100%, 06/16/14	1,312
3,420	United Mexican States, (Mexico), 6.375%, 01/16/13 (c)	3,728
	Total Foreign Government Securities (Cost $4,974)	5,040
Mortgage Pass-Through Securities — 13.7%
	Federal Home Loan Mortgage Corp.,
186	ARM, 3.772%, 12/01/27	189
133	ARM, 3.968%, 01/01/27	135
486	ARM, 4.618%, 03/01/35	504
8,834	ARM, 5.399%, 10/01/35	9,299
1,419	ARM, 5.580%, 07/01/36	1,496

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   143

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
8,386	ARM, 5.642%, 03/01/35	8,840
8,319	ARM, 5.656%, 03/01/36	8,759
22	ARM, 5.694%, 12/01/17	23
683	ARM, 5.696%, 04/01/37	717
13,175	ARM, 5.757%, 03/01/36	13,911
13,690	ARM, 5.770%, 04/01/38	14,384
3,305	ARM, 5.856%, 03/01/37	3,482
7,004	ARM, 5.957%, 11/01/36	7,386
5,689	ARM, 5.990%, 08/01/36	5,979
1,239	ARM, 5.998%, 08/01/37	1,305
10,811	ARM, 6.006%, 05/01/37	11,429
2,689	ARM, 6.012%, 08/01/36	2,819
9,245	ARM, 6.017%, 02/01/37	9,741
7,876	ARM, 6.039%, 12/01/36	8,330
5,625	ARM, 6.058%, 03/01/37	5,952
6	ARM, 6.066%, 01/01/27	6
7,074	ARM, 6.097%, 03/01/37	7,495
2,958	ARM, 6.120%, 10/01/37	3,142
4,197	ARM, 6.217%, 12/01/36	4,460
2,152	ARM, 6.323%, 06/01/36	2,281
4,397	ARM, 6.446%, 08/01/36	4,688
2,564	ARM, 6.490%, 08/01/37	2,656
10,976	ARM, 6.505%, 01/01/37	11,577
4,287	ARM, 6.508%, 02/01/37	4,526
9,225	ARM, 6.558%, 12/01/36	9,730
5,340	ARM, 6.606%, 11/01/37	5,616
3,000	4.000%, 06/12/13	3,159
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
9,643	4.000%, 07/01/18 – 07/01/19	9,962
4,721	4.500%, 04/01/16 – 10/01/18	4,948
26,934	5.000%, 03/01/18 – 04/01/19	28,442
13,230	5.500%, 11/01/12 – 04/01/22	14,065
18,196	6.000%, 06/01/11 – 12/01/23	19,353
5,402	6.500%, 02/01/11 – 01/01/17	5,757
148	7.000%, 10/01/10 – 03/01/15	155
23	7.500%, 09/01/10 – 11/01/11	24
21	8.000%, 09/01/09 – 01/01/12	21
16	8.500%, 05/01/10	16
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
50	6.000%, 01/01/19	53
142	6.500%, 08/01/18 – 05/01/21	155
81	7.000%, 03/01/14	87
394	7.500%, 10/01/16 – 07/01/18	441
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,275	6.000%, 09/01/17 – 07/01/32	2,424
2	6.500%, 07/01/13	2
6,830	7.000%, 08/01/38	7,394
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
94	8.000%, 12/01/10 – 05/01/19	101
15	8.250%, 08/01/17	15
	Federal National Mortgage Association,
52	ARM, 2.700%, 07/01/27	51
26	ARM, 3.115%, 06/01/27	26
75	ARM, 3.551%, 03/01/19	75
43	ARM, 3.939%, 01/01/19	43
3,243	ARM, 4.697%, 09/01/34	3,330
16	ARM, 4.786%, 08/01/19	16
341	ARM, 4.804%, 01/01/35	348
1,779	ARM, 4.971%, 12/01/35	1,859
37	ARM, 5.000%, 11/01/16	37
23	ARM, 5.124%, 05/01/25	24
1	ARM, 5.220%, 10/01/27	1
1,470	ARM, 5.230%, 01/01/37	1,538
12	ARM, 5.347%, 10/01/25	12
862	ARM, 5.373%, 04/01/36	882
671	ARM, 5.461%, 12/01/36	706
1,255	ARM, 5.500%, 07/01/36	1,321
4,906	ARM, 5.555%, 08/01/36	5,159
7,913	ARM, 5.574%, 10/01/35	8,282
10,582	ARM, 5.614%, 11/01/37	11,074
474	ARM, 5.616%, 06/01/36	498
1,354	ARM, 5.670%, 10/01/36	1,425
7,804	ARM, 5.728%, 12/01/37	8,199
14,979	ARM, 5.743%, 03/01/36	15,833
441	ARM, 5.750%, 07/01/37	463
7,255	ARM, 5.786%, 11/01/37	7,627
3,176	ARM, 5.795%, 04/01/37	3,346
3,497	ARM, 5.831%, 03/01/47	3,686
375	ARM, 5.842%, 08/01/37	395
8,308	ARM, 5.848%, 04/01/37	8,736
29	ARM, 5.855%, 08/01/17	29
8,828	ARM, 5.868%, 11/01/37	9,303
6,380	ARM, 5.885%, 04/01/38	6,702
1,355	ARM, 5.922%, 08/01/36	1,426
2,391	ARM, 5.937%, 12/01/36	2,519
185	ARM, 5.958%, 08/01/36	192
5,435	ARM, 6.023%, 08/01/36	5,729

SEE NOTES TO FINANCIAL STATEMENTS.

144   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
1,883	ARM, 6.037%, 12/01/36	1,988
6,064	ARM, 6.083%, 08/01/36	6,409
2,160	ARM, 6.101%, 10/01/36	2,280
9,699	ARM, 6.166%, 08/01/37	10,272
2,768	ARM, 6.208%, 07/01/37	2,937
8,698	ARM, 6.232%, 02/01/37	9,243
11,576	ARM, 6.327%, 07/01/37	12,316
2,498	ARM, 6.339%, 05/01/36	2,661
13,593	ARM, 6.637%, 01/01/37	14,429
5,000	4.125%, 04/29/13	5,343
6,000	6.260%, 11/26/12	6,810
	Federal National Mortgage Association, 15 Year, Single Family,
10,026	4.000%, 07/01/18 – 01/01/19	10,373
18,414	4.500%, 05/01/18 – 05/01/19	19,308
33,304	5.000%, 12/01/13 – 07/01/20	35,100
13,855	5.500%, 01/01/18 – 06/01/20	14,783
37,349	6.000%, 05/01/11 – 12/01/23	39,946
183	6.500%, 09/01/10 – 09/01/13	193
2,876	7.000%, 06/01/10 – 01/01/18	3,097
155	7.500%, 02/01/10 – 05/01/15	165
1,474	8.000%, 11/01/15 – 10/01/16	1,599
22	8.500%, 11/01/11	22
1	9.000%, 02/01/10	1
	Federal National Mortgage Association, 20 Year, Single Family,
7,596	6.000%, 03/01/18 – 04/01/24	8,148
989	6.500%, 01/01/14 – 08/01/19	1,076
172	7.000%, 08/01/21	190
55	7.500%, 11/01/13 – 06/01/16	60
90	8.000%, 07/01/14 – 11/01/15	101
	Federal National Mortgage Association, 30 Year, FHA/VA,
554	5.500%, 08/01/34	581
76	6.000%, 07/01/17	81
2	8.000%, 02/01/23	2
30	8.500%, 03/01/27	34
	Federal National Mortgage Association, 30 Year, Single Family,
39	6.500%, 03/01/26	42
262	8.000%, 06/01/13 – 12/01/30	289
20	8.500%, 09/01/21	22
211	9.000%, 02/01/31	241
77	9.500%, 07/01/28	87
16	10.000%, 02/01/24	18
	Federal National Mortgage Association, Other,
3,342	4.000%, 07/01/13 – 07/01/17	3,412
5,877	4.500%, 11/01/13 – 12/01/19	6,097
6,012	5.000%, 01/01/14 – 05/01/14	6,234
7,680	5.500%, 06/01/16 – 09/01/17	8,102
5,503	6.000%, 09/01/17	5,858
25	7.000%, 12/01/13	26
	Government National Mortgage Association II,
3	ARM, 4.000%, 03/20/16	3
185	ARM, 4.125%, 11/20/15 – 11/20/25	188
218	ARM, 4.375%, 01/20/16 – 01/20/28	224
193	ARM, 4.625%, 08/20/16 – 09/20/22	199
12	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 11/20/14	13
	Government National Mortgage Association II, 30 Year, Single Family,
29	7.500%, 09/20/28	32
63	8.000%, 09/20/26 – 12/20/27	72
83	8.500%, 03/20/25 – 04/20/25	95
20	Government National Mortgage Association, 15 Year, Single Family, 6.000%, 04/15/14	22
	Government National Mortgage Association, 30 Year, Single Family,
27	8.500%, 04/15/25	31
12	9.000%, 09/15/24 – 10/15/26	15
630	9.500%, 07/15/20 – 12/15/25	710
55	12.000%, 11/15/19	61
	Total Mortgage Pass-Through Securities (Cost $605,286)	619,964
U.S. Government Agency Securities — 19.1%
	Federal Farm Credit Bank,
4,000	2.200%, 04/08/13	3,987
12,400	2.250%, 02/17/12	12,556
8,120	2.250%, 04/24/12	8,228
25,000	2.500%, 03/26/13	25,194
10,000	2.600%, 03/04/13	10,123
8,000	2.625%, 04/17/14 (c)	7,971
2,769	2.700%, 08/19/13	2,799
1,480	3.000%, 02/12/14	1,489
5,000	3.000%, 09/22/14 (c)	5,057
10,000	3.875%, 08/25/11 (c)	10,507
16,493	3.875%, 01/10/13	17,410
1,123	5.050%, 02/01/11	1,190
2,000	5.100%, 09/18/12	2,184
1,390	5.250%, 08/21/13	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   145

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
5,000	5.450%, 12/11/13	5,565
4,000	Federal Home Loan Bank, 5.000%, 12/11/09	4,052
	Federal Home Loan Bank System,
10,000	2.250%, 04/13/12 (c)	10,171
36,400	3.625%, 10/18/13	38,166
	Federal Home Loan Banks,
6,000	1.375%, 05/16/11	6,046
22,500	1.750%, 08/22/12 (c)	22,446
18,800	3.000%, 06/24/13	19,321
10,000	3.050%, 06/28/13	10,294
2,980	3.125%, 03/08/13	3,084
42,655	3.125%, 12/13/13	43,737
5,000	3.375%, 08/13/10	5,138
2,500	3.375%, 06/24/11 (c)	2,599
3,705	3.375%, 03/26/12	3,763
16,000	3.375%, 02/27/13 (c)	16,695
7,000	3.875%, 12/10/10	7,279
18,825	3.875%, 03/08/13	19,960
2,080	4.000%, 02/15/11	2,177
5,000	4.000%, 09/06/13	5,317
1,675	4.375%, 09/09/11	1,784
1,850	4.500%, 06/09/10	1,907
10,000	4.500%, 09/14/12	10,752
750	4.516%, 08/10/10	777
4,600	4.625%, 02/18/11 (c)	4,857
20,200	4.625%, 10/10/12	21,891
6,000	4.875%, 11/18/11 (c)	6,467
10,000	4.875%, 11/27/13	10,984
17,075	5.250%, 09/13/13	18,960
14,325	5.375%, 06/14/13	15,922
6,195	7.000%, 08/15/14	7,416
	Federal Home Loan Mortgage Corp.,
11,000	2.125%, 03/23/12	11,161
40,500	2.500%, 01/07/14 (c)	40,569
62,200	3.250%, 07/16/10	63,700
2,500	4.125%, 09/01/09	2,500
7,000	4.125%, 11/30/09	7,066
12,000	4.125%, 07/12/10	12,383
4,000	4.750%, 09/22/10	4,164
29,000	4.750%, 01/18/11 (c)	30,603
18,917	5.000%, 01/30/14	20,695
6,500	5.250%, 07/18/11	7,014
2,000	5.500%, 09/15/11 (c)	2,176
17,000	5.750%, 01/15/12 (c)	18,758
7,500	6.875%, 09/15/10 (c)	7,991
	Federal National Mortgage Association,
11,000	2.500%, 04/09/10	11,139
8,725	2.750%, 04/11/11	8,994
2,100	2.875%, 12/11/13	2,160
2,000	3.000%, 07/12/10	2,043
9,850	3.250%, 08/12/10	10,105
12,000	3.250%, 04/09/13 (c)	12,587
4,000	3.875%, 02/15/10	4,064
3,245	4.000%, 03/27/13	3,456
6,310	4.000%, 04/15/13	6,749
6,135	4.050%, 04/18/13	6,539
4,991	4.125%, 07/11/13	5,336
25,000	4.375%, 09/13/10	25,993
7,000	4.500%, 02/15/11 (c)	7,391
1,700	4.750%, 03/12/10	1,741
25,000	4.750%, 11/19/12 (c)	27,279
35,100	4.750%, 02/21/13 (c)	38,049
4,000	4.875%, 05/18/12	4,349
7,000	5.000%, 10/15/11	7,575
10,050	6.000%, 05/15/11	10,903
3,500	7.250%, 01/15/10	3,593
	Total U.S. Government Agency Securities (Cost $853,641)	866,579
U.S. Treasury Obligations — 21.9%
	U.S. Treasury Inflation Indexed Bonds,
3,650	2.000%, 04/15/12	3,968
22,000	2.375%, 04/15/11	24,475
850	4.250%, 01/15/10	1,101
	U.S. Treasury Notes,
45,000	0.875%, 12/31/10 (m)	45,174
6,900	0.875%, 01/31/11	6,923
12,000	0.875%, 02/28/11	12,033
7,000	0.875%, 03/31/11	7,016
25,000	0.875%, 04/30/11	25,038
10,000	0.875%, 05/31/11 (c)	10,010
60,000	1.000%, 07/31/11 (c)	60,084
40,000	1.125%, 12/15/11	39,950
55,000	1.125%, 01/15/12	54,875
25,000	1.250%, 11/30/10	25,222
27,000	1.375%, 02/15/12	27,074
6,400	1.375%, 05/15/12	6,402
6,100	1.500%, 10/31/10	6,171
20,000	1.750%, 03/31/10	20,167
17,000	1.750%, 11/15/11	17,233
20,000	1.750%, 08/15/12	20,158

SEE NOTES TO FINANCIAL STATEMENTS.

146   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
10,000	1.750%, 01/31/14	9,827
88,000	2.375%, 08/31/10	89,684
3,700	2.625%, 05/31/10	3,763
5,000	2.875%, 06/30/10	5,103
4,300	3.125%, 08/31/13	4,491
10,000	3.375%, 06/30/13 (c)	10,561
40,000	3.625%, 05/15/13	42,591
45,000	4.000%, 09/30/09 (m)	45,130
9,000	4.000%, 11/15/12 (c)	9,690
23,000	4.125%, 08/15/10	23,805
5,000	4.250%, 01/15/11	5,247
15,000	4.500%, 11/15/10	15,727
35,000	4.500%, 09/30/11 (c)	37,483
33,000	4.625%, 11/15/09 (m)	33,297
50,000	4.625%, 10/31/11	53,777
13,000	4.625%, 07/31/12	14,188
40,000	4.750%, 01/31/12 (c)	43,378
30,000	4.875%, 07/31/11 (c)	32,247
93,000	5.125%, 06/30/11 (c)	100,164
	Total U.S. Treasury Obligations (Cost $989,197)	993,227

SHARES
Short-Term Investment — 6.3%
Investment Company — 6.3%
284,726	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.150% (b) (l) (Cost $284,726)	284,726

PRINCIPAL AMOUNT ($)
Investments of Cash Collateral for Securities on Loan — 6.8%
	Asset-Backed Security — 0.0% (g)
889	GSAA Trust, Series 2006-3, Class A1, VAR, 0.346%, 09/30/09	603
	Certificate of Deposit — 0.0% (g)
1,250	Calyon, New York, VAR, 0.396%, 03/15/10	1,238

	Corporate Notes — 0.5%
6,000	BBVA Senior Finance S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	5,998
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,924
7,300	Monumental Global Funding III, VAR, 0.457%, 05/24/10 (e)	7,086
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,955
		20,963

SHARES
	Investment Company — 6.3%
286,255	JPMorgan Prime Money Market Fund, Capital Shares, 0.270% (b) (l)	286,255
	Total Investments of Cash Collateral for Securities on Loan (Cost $309,694)	309,059
	Total Investments — 105.3% (Cost $4,721,569)	4,772,563
	Liabilities in Excess of Other Assets — (5.3)%	(238,168)
	NET ASSETS — 100.0%	$4,534,395

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   147

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 17.1%
	Federal Farm Credit Bank,
20,000	3.625%, 07/15/11	20,900
24,000	3.875%, 06/04/12	25,333
9,745	4.000%, 05/21/13	10,309
25,000	4.350%, 09/02/14	26,686
360	6.200%, 11/30/09	365
500	6.270%, 01/26/16	579
855	6.900%, 09/01/10	907
	Federal Home Loan Bank System,
5,000	2.250%, 04/13/12	5,085
9,400	5.310%, 12/28/12	10,396
1,000	6.500%, 11/13/09	1,012
690	7.375%, 02/12/10	712
1,344	New Valley Generation I, 7.299%, 03/15/19	1,551
5,127	New Valley Generation II, 5.572%, 05/01/20	5,435
	Total U.S. Government Agency Securities (Cost $103,720)	109,270
U.S. Treasury Obligations — 70.8%
	U.S. Treasury Inflation Indexed Notes,
20,000	2.000%, 04/15/12	21,744
45,000	2.375%, 04/15/11	50,062
	U.S. Treasury Notes,
20,000	0.875%, 04/30/11	20,030
60,000	1.375%, 05/15/12	60,023
10,410	1.750%, 11/15/11	10,552
40,000	1.875%, 06/15/12	40,522
70,000	2.750%, 10/31/13	71,969
1,000	2.875%, 01/31/13	1,041
5,500	4.000%, 04/15/10	5,627
40,000	4.625%, 08/31/11	42,875
81,000	4.625%, 10/31/11	87,119
4,000	4.750%, 02/15/10	4,081
14,860	4.750%, 03/31/11	15,797
20,000	4.750%, 01/31/12	21,689
	Total U.S. Treasury Obligations (Cost $442,762)	453,131

SHARES
Short-Term Investment — 11.6%
	Investment Company — 11.6%
74,462	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $74,462)	74,462
	Total Investments — 99.5% (Cost $620,944)	636,863
	Other Assets in Excess of Liabilities — 0.5%	3,416
	NET ASSETS — 100.0%	$640,279

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

148   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

JPMorgan Income Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2009 (Unaudited)

ARM	—	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2009.
BRL	—	Brazilian Real
CLN	—	Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of August 31, 2009. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.
CMO	—	Collateralized Mortgage Obligation
COP	—	Columbian Peso
DIP	—	Debtor-in-possession
ESOP	—	Employee Stock Ownership Program
FHA	—	Federal Housing Administration
GMAC	—	General Motors Acceptance Corp.
GO	—	General Obligation
HB	—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
HFC	—	Housing Finance Corp.
IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2009. The rate may be subject to a cap and floor.
IO	—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
MXN	—	Mexican Peso
PIK	—	Payment-in-Kind
PO	—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMICS	—	Real Estate Mortgage Investment Conduits
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2009.
UYU	—	Uruguayan Peso
VA	—	Veterans Administration
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2009.
(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(d)	—	Defaulted Security.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Core Plus Bond Fund	$3,030	0.3%
High Yield Fund	28,790	0.7
Limited Duration Bond Fund	5,720	2.0

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	The rate shown is the current yield as of August 31, 2009.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.
(r)	—	Rates shown are per annum and payments are as described.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2009.
(y)	—	Affiliated issuer. Security was purchased prior to its affiliation with JPMorgan Chase & Co.
˜	—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, The FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   149

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Fund
ASSETS:
Investments in non-affiliates, at value	$9,206,936	$945,373	$1,135,790	$3,972,160
Investments in affiliates, at value	1,195,387	171,656	72,808	328,595
Total investment securities, at value	10,402,323	1,117,029	1,208,598	4,300,755
Cash	394	1,025	—	189
Foreign currency, at value	—	1	—	—
Receivables:
Investment securities sold	7,543	2,349	136	52,860
Fund shares sold	248,902	28,131	46,081	28,768
Interest and dividends	57,356	9,591	5,184	77,708
Variation margin on futures contracts	—	2	—	—
Unrealized appreciation on unfunded commitments	—	3	—	—
Due from Advisor (See Note 3)	48	135	—	14
Total Assets	10,716,566	1,158,266	1,259,999	4,460,294

LIABILITIES:
Payables:
Dividends	12,757	2,822	2,336	17,128
Investment securities purchased	229,021	15,240	—	139,384
Collateral for securities lending program	166,462	38,947	—	168,209
Fund shares redeemed	12,687	872	1,975	3,588
Outstanding swap contracts, at value	—	160	—	—
Accrued liabilities:
Investment advisory fees	2,075	241	308	2,208
Administration fees	687	49	57	353
Shareholder servicing fees	1,215	196	51	365
Distribution fees	1,368	68	220	189
Custodian and accounting fees	59	82	21	12
Trustees’ and Chief Compliance Officer’s fees	18	5	8	10
Other	528	415	206	102
Total Liabilities	426,877	59,097	5,182	331,548
Net Assets	$10,289,689	$1,099,169	$1,254,817	$4,128,746

SEE NOTES TO FINANCIAL STATEMENTS.

150   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Fund
NET ASSETS:
Paid in capital	$10,058,080	$1,115,534	$1,185,314	$4,231,815
Accumulated undistributed (distributions in excess of) net investment income	212	(274)	5	1,822
Accumulated net realized gains (losses)	(56,407)	(9,649)	(4,824)	(96,912)
Net unrealized appreciation (depreciation)	287,804	(6,442)	74,322	(7,979)
Total Net Assets	$10,289,689	$1,099,169	$1,254,817	$4,128,746

Net ASSETS:
Class A	$2,394,667	$118,003	$423,153	$494,498
Class B	133,368	8,154	41,939	22,128
Class C	1,409,917	72,762	168,958	118,702
Class R2	6,621	58	1,050	251
Class R5	301,738	—	—	120,486
Institutional Class	—	16,465	—	—
Select Class	5,014,621	827,630	619,717	3,202,590
Ultra	1,028,757	56,097	—	170,091
Total	$10,289,689	$1,099,169	$1,254,817	$4,128,746

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	215,790	15,441	39,724	69,214
Class B	12,027	1,062	3,940	3,091
Class C	126,472	9,485	15,910	16,600
Class R2	597	8	99	35
Class R5	27,229	—	—	16,808
Institutional Class	—	2,154	—	—
Select Class	452,232	108,343	58,211	447,087
Ultra	92,740	7,347	—	23,755

Net Asset Value:
Class A — Redemption price per share	11.10	7.64	10.65	7.14
Class B — Offering price per share(a)	11.09	7.68	10.64	7.16
Class C — Offering price per share(a)	11.15	7.67	10.62	7.15
Class R2 — Offering and redemption price per share	11.09	7.65	10.65	7.14
Class R5 — Offering and redemption price per share	11.08	—	—	7.17
Institutional Class — Offering and redemption price per share	—	7.64	—	—
Select Class — Offering and redemption price per share	11.09	7.64	10.65	7.16
Ultra — Offering and redemption price per share	11.09	7.64	—	7.16
Class A maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.53	$7.94	$11.06	$7.42
Cost of investments in non-affiliates	$8,919,607	$951,792	$1,061,468	$3,980,139
Cost of investments in affiliates	1,194,912	171,520	72,808	328,595
Cost of foreign currency	—	1	—	—
Value of securities on loan	163,817	38,235	—	164,040

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   151

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2009 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Limited Duration Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$228,869	$1,115,272	$4,201,582	$562,401
Investments in affiliates, at value	62,394	43,717	570,981	74,462
Total investment securities, at value	291,263	1,158,989	4,772,563	636,863
Cash	9	99	—	—
Receivables:
Investment securities sold	154	686	2,225	—
Fund shares sold	4,399	5,196	148,275	1,450
Interest and dividends	841	6,385	29,055	4,814
Due from Advisor (See Note 3)	56	—	—	—
Total Assets	296,722	1,171,355	4,952,118	643,127

LIABILITIES:
Payables:
Dividends	374	1,053	8,800	1,324
Investment securities purchased	—	7,462	91,589	—
Collateral for securities lending program	—	—	309,694	—
Fund shares redeemed	654	209	5,688	1,194
Accrued liabilities:
Investment advisory fees	12	144	750	165
Administration fees	7	66	220	54
Shareholder servicing fees	47	15	666	—
Distribution fees	51	5	136	24
Custodian and accounting fees	17	32	46	18
Trustees’ and Chief Compliance Officer’s fees	6	5	13	2
Other	184	70	121	67
Total Liabilities	1,352	9,061	417,723	2,848
Net Assets	$295,370	$1,162,294	$4,534,395	$640,279

SEE NOTES TO FINANCIAL STATEMENTS.

152   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Limited Duration Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund
NET ASSETS:
Paid in capital	$499,971	$1,143,739	$4,490,025	$607,413
Accumulated undistributed (distributions in excess of) net investment income	(2,192)	180	(23)	(1,071)
Accumulated net realized gains (losses)	(113,792)	(16,144)	(6,601)	18,018
Net unrealized appreciation (depreciation)	(88,617)	34,519	50,994	15,919
Total Net Assets	$295,370	$1,162,294	$4,534,395	$640,279

Net Assets:
Class A	$54,617	$26,278	$187,885	$103,924
Class B	2,878	—	3,821	2,021
Class C	61,352	—	170,380	—
Select Class	165,915	95,274	3,045,109	534,334
Ultra	10,608	1,040,742	1,127,200	—
Total	$295,370	$1,162,294	$4,534,395	$640,279

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,483	2,381	17,381	10,168
Class B	344	—	350	198
Class C	7,353	—	15,665	—
Select Class	19,697	8,796	281,435	52,346
Ultra	1,258	96,070	104,146	—

Net Asset Value:
Class A — Redemption price per share	8.42	11.03	10.81	10.22
Class B — Offering price per share (a)	8.36	—	10.91	10.20
Class C — Offering price per share (a)	8.34	—	10.88	—
Select Class — Offering and redemption price per share	8.42	10.83	10.82	10.21
Ultra — Offering and redemption price per share	8.43	10.83	10.82	—
Class A maximum sales charge	2.25%	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$8.61	$11.46	$11.06	$10.46

Cost of investments in non-affiliates	$317,486	$1,080,753	$4,150,588	$546,482
Cost of investments in affiliates	62,394	43,717	570,981	74,462
Value of securities on loan	—	—	304,297	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   153

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2009 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$231,445	$28,996	$29,040	$146,872
Dividend income from non-affiliates	—	16	—	1,975
Interest income from affiliates	180	44	—	—
Dividend income from affiliates (a)	1,999	113	133	481
Income from securities lending (net)	487	123	—	778
Total investment income	234,111	29,292	29,173	150,106
EXPENSES:
Investment advisory fees	10,966	1,305	1,778	10,084
Administration fees	3,833	457	626	1,628
Distribution fees:
Class A	2,229	92	498	419
Class B	396	22	174	72
Class C	2,586	131	575	292
Class R2	6	— (b)	1	— (b)
Shareholder servicing fees:
Class A	2,229	92	498	419
Class B	132	7	58	24
Class C	862	44	192	97
Class R2	3	— (b)	1	— (b)
Class R5	66	—	—	22
Institutional Class	—	3	—	—
Select Class	4,471	901	733	3,075
Custodian and accounting fees	256	55	48	81
Interest expense to affiliates	— (b)	—	—	—
Professional fees	91	37	30	70
Trustees’ and Chief Compliance Officer’s fees	2	4	6	17
Printing and mailing costs	298	26	54	124
Registration and filing fees	383	81	81	84
Transfer agent fees	1,410	210	507	320
Other	232	45	55	104
Total expenses	30,451	3,512	5,915	16,932
Less amounts waived	(5,139)	(431)	(1,517)	(2,169)
Less earnings credits	— (b)	— (b)	— (b)	(2)
Less expense reimbursements	(100)	(20)	(13)	(26)
Net expenses	25,212	3,061	4,385	14,735
Net investment income (loss)	208,899	26,231	24,788	135,371
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,770)	(1,416)	276	(35,878)
Futures	—	(1)	—	—
Payment by Advisor (See Note 3)	48	135	—	14
Foreign currency transactions	—	(11)	—	—
Swaps	—	10	—	—
Net realized gain (loss)	(2,722)	(1,283)	276	(35,864)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	345,622	73,805	9,913	646,163
Investments in affiliates	556	136	—	—
Futures	—	7	—	—
Foreign currency translations	—	— (b)	—	—
Swaps	—	220	—	—
Unfunded commitments	—	410	—	3,257
Change in net unrealized appreciation (depreciation)	346,178	74,578	9,913	649,420
Net realized/unrealized gains (losses)	343,456	73,295	10,189	613,556
Change in net assets resulting from operations	$552,355	$99,526	$34,977	$748,927

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

154   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Limited Duration Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,060	$44,520	$56,705	$11,030
Dividend income from non-affiliates	—	—	—	—
Interest income from affiliates	—	—	13	—
Dividend income from affiliates (b)	178	82	383	61
Income from securities lending (net)	—	—	604	—
Total investment income	7,238	44,602	57,705	11,091

EXPENSES:
Investment advisory fees	444	1,896	4,070	1,000
Administration fees	189	571	1,709	352
Distribution fees:
Class A	66	24	173	136
Class B	15	—	18	10
Class C	230	—	274	—
Shareholder servicing fees:
Class A	66	24	173	136
Class B	5	—	6	3
Class C	77	—	91	—
Select Class	188	117	3,027	695
Custodian and accounting fees	36	101	123	32
Professional fees	42	34	46	42
Trustees’ and Chief Compliance Officer’s fees	— (a)	6	16	4
Printing and mailing costs	20	22	65	26
Registration and filing fees	26	19	68	22
Transfer agent fees	123	16	113	72
Other	28	35	87	31
Total expenses	1,555	2,865	10,059	2,561
Less amounts waived	(524)	(1,390)	(1,385)	(902)
Less earnings credits	— (a)	— (a)	— (a)	— (a)
Less expense reimbursements	(8)	(12)	(27)	(13)
Net expenses	1,023	1,463	8,647	1,646
Net investment income (loss)	6,215	43,139	49,058	9,445

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(37,959)	8	(923)	4,823
Investment in affiliates	—	—	52	—
Payment by Advisor (See Note 3)	56	—	—	—
Net realized gain (loss)	(37,903)	8	(871)	4,823
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	62,156	62,114	61,540	(1,579)
Investments in affiliates	—	—	(17)	—
Change in net unrealized appreciation (depreciation)	62,156	62,114	61,523	(1,579)
Net realized/unrealized gains (losses)	24,253	62,122	60,652	3,244
Change in net assets resulting from operations	$30,468	$105,261	$109,710	$12,689

(a)	Amount rounds to less than $1,000.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   155

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$208,899	$247,924	$26,231	$51,726
Net realized gain (loss)	(2,722)	(4,667)	(1,283)	(5,216)
Change in net unrealized appreciation (depreciation)	346,178	(190,458)	74,578	(99,954)
Change in net assets resulting from operations	552,355	52,799	99,526	(53,444)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(50,806)	(48,405)	(2,252)	(2,546)
Class B
From net investment income	(2,572)	(3,398)	(158)	(241)
Class C
From net investment income	(18,510)	(8,337)	(1,009)	(561)
Class R2 (a)
From net investment income	(63)	(1)	(2)	(1)
Class R5
From net investment income	(7,842)	(11,805)	—	—
Institutional Class
From net investment income	—	—	(156)	—
Select Class
From net investment income	(104,062)	(134,685)	(22,109)	(47,317)
Ultra
From net investment income	(26,235)	(39,871)	(919)	(856)
Total distributions to shareholders	(210,090)	(246,502)	(26,605)	(51,522)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,580,275	1,153,640	276,965	(154,186)

NET ASSETS:
Change in net assets	4,922,540	959,937	349,886	(259,152)
Beginning of period	5,367,149	4,407,212	749,283	1,008,435
End of period	$10,289,689	$5,367,149	$1,099,169	$749,283
Accumulated undistributed (distributions in excess of) net investment income	$212	$1,403	$(274)	$100

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

156   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,788	$43,604	$135,371	$170,933
Net realized gain (loss)	276	751	(35,864)	(59,851)
Change in net unrealized appreciation (depreciation)	9,913	3,987	649,420	(517,674)
Change in net assets resulting from operations	34,977	48,342	748,927	(406,592)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,366)	(11,982)	(14,697)	(6,525)
Class B
From net investment income	(790)	(1,462)	(741)	(1,516)
Class C
From net investment income	(2,718)	(3,270)	(3,150)	(1,984)
Class R2 (a)
From net investment income	(11)	(1)	(5)	(2)
Class R5
From net investment income	—	—	(3,986)	(2,969)
Select Class
From net investment income	(12,971)	(26,825)	(106,873)	(150,316)
Ultra
From net investment income	—	—	(5,420)	(7,239)
Total distributions to shareholders	(24,856)	(43,540)	(134,872)	(170,551)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	81,405	231,208	1,293,188	1,023,445

NET ASSETS:
Change in net assets	91,526	236,010	1,907,243	446,302
Beginning of period	1,163,291	927,281	2,221,503	1,775,201
End of period	$1,254,817	$1,163,291	$4,128,746	$2,221,503
Accumulated undistributed (distributions in excess of) net investment income	$5	$73	$1,822	$1,323

(a)	Commencement of offering of class of shares effective November 3, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   157

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,215	$32,408	$43,139	$61,732
Net realized gain (loss)	(37,903)	(42,566)	8	326
Change in net unrealized appreciation (depreciation)	62,156	(83,725)	62,114	(54,202)
Change in net assets resulting from operations	30,468	(93,883)	105,261	7,856

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(950)	(3,058)	(758)	(903)
Class B
From net investment income	(63)	(446)	—	—
Class C
From net investment income	(963)	(3,750)	—	—
Select Class
From net investment income	(2,890)	(11,781)	(3,693)	(5,501)
Ultra
From net investment income	(1,375)	(13,400)	(39,111)	(54,742)
Total distributions to shareholders	(6,241)	(32,435)	(43,562)	(61,146)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(169,671)	(627,569)	79,974	76,404

NET ASSETS:
Change in net assets	(145,444)	(753,887)	141,673	23,114
Beginning of period	440,814	1,194,701	1,020,621	997,507
End of period	$295,370	$440,814	$1,162,294	$1,020,621
Accumulated undistributed (distributions in excess of) net investment income	$(2,192)	$(2,166)	$180	$603

SEE NOTES TO FINANCIAL STATEMENTS.

158   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,058	$80,440	$9,445	$13,291
Net realized gain (loss)	(871)	2,463	4,823	22,791
Change in net unrealized appreciation (depreciation)	61,523	(39,400)	(1,579)	3,329
Change in net assets resulting from operations	109,710	43,503	12,689	39,411

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,912)	(2,458)	(1,424)	(1,654)
Class B
From net investment income	(50)	(260)	(28)	(74)
Class C
From net investment income	(937)	(583)	—	—
Select Class
From net investment income	(35,782)	(64,962)	(7,981)	(16,270)
Ultra
From net investment income	(10,338)	(12,259)	—	—
Total distributions to shareholders	(49,019)	(80,522)	(9,433)	(17,998)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,000,900	846,387	(33,662)	(55,114)

NET ASSETS:
Change in net assets	2,061,591	809,368	(30,406)	(33,701)
Beginning of period	2,472,804	1,663,436	670,685	704,386
End of period	$4,534,395	$2,472,804	$640,279	$670,685
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(62)	$(1,071)	$(1,083)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   159

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,156,198	$940,733	$60,709	$20,595
Net assets acquired in Fund reorganization (See Note 9)	105,525	—	10,165	—
Dividends and distributions reinvested	44,506	41,772	1,555	1,738
Cost of shares redeemed	(316,698)	(406,328)	(11,249)	(19,315)
Change in net assets from Class A capital transactions	$989,531	$576,177	$61,180	$3,018
Class B
Proceeds from shares issued	$27,301	$26,995	$2,130	$1,556
Net assets acquired in Fund reorganization (See Note 9)	36,304	—	2,437	—
Dividends and distributions reinvested	2,063	2,624	126	186
Cost of shares redeemed	(17,860)	(23,792)	(1,335)	(3,543)
Change in net assets from Class B capital transactions	$47,808	$5,827	$3,358	$(1,801)
Class C
Proceeds from shares issued	$1,133,171	$182,660	$52,700	$15,118
Net assets acquired in Fund reorganization (See Note 9)	41,325	—	5,095	—
Dividends and distributions reinvested	14,371	6,606	729	426
Cost of shares redeemed	(62,526)	(65,256)	(5,180)	(3,611)
Change in net assets from Class C capital transactions	$1,126,341	$124,010	$53,344	$11,933
Class R2 (a)
Proceeds from shares issued	$6,493	$61	$— (b)	$50
Dividends and distributions reinvested	8	1	2	1
Cost of shares redeemed	(59)	—	— (b)	—
Change in net assets from Class R2 capital transactions	$6,442	$62	$2	$51
Class R5
Proceeds from shares issued	$54,497	$149,476	$—	$—
Dividends and distributions reinvested	7,376	11,659	—	—
Cost of shares redeemed	(32,123)	(71,255)	—	—
Change in net assets from Class R5 capital transactions	$29,750	$89,880	$—	$—
Institutional Class
Proceeds from shares issued	$—	$—	$261	$—
Net assets acquired in Fund reorganization (See Note 9)	—	—	15,799	—
Dividends and distributions reinvested	—	—	154	—
Cost of shares redeemed	—	—	(239)	—
Change in net assets from Institutional Class capital transactions	$—	$—	$15,975	$—
Select Class
Proceeds from shares issued	$2,059,239	$1,742,864	$170,307	$125,064
Net assets acquired in Fund reorganization (See Note 9)	576,149	—	30,681	—
Dividends and distributions reinvested	60,832	68,578	3,071	4,216
Cost of shares redeemed	(549,042)	(1,455,185)	(98,946)	(295,891)
Change in net assets from Select Class capital transactions	$2,147,178	$356,257	$105,113	$(166,611)
Ultra
Proceeds from shares issued	$225,660	$294,753	$29,984	$5,024
Subscriptions in-kind (See Note 10)	—	—	2,249	—
Net assets acquired in Fund reorganization (See Note 9)	105,588	—	20,544	—
Dividends and distributions reinvested	15,815	21,699	206	— (b)
Cost of shares redeemed	(113,838)	(315,025)	(14,990)	(5,800)
Change in net assets from Ultra capital transactions	$233,225	$1,427	$37,993	$(776)
Total change in net assets from capital transactions	$4,580,275	$1,153,640	$276,965	$(154,186)

SEE NOTES TO FINANCIAL STATEMENTS.

160   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	106,439	88,385	8,201	2,843
Shares issued in connection with Fund reorganization (See Note 9)	9,693	—	1,371	—
Reinvested	4,088	3,931	210	237
Redeemed	(29,233)	(38,177)	(1,552)	(2,596)
Change in Class A Shares	90,987	54,139	8,230	484
Class B
Issued	2,530	2,531	292	210
Shares issued in connection with Fund reorganization (See Note 9)	3,337	—	327	—
Reinvested	189	247	17	25
Redeemed	(1,649)	(2,235)	(182)	(472)
Change in Class B Shares	4,407	543	454	(237)
Class C
Issued	103,580	16,939	7,066	2,045
Shares issued in connection with Fund reorganization (See Note 9)	3,778	—	685	—
Reinvested	1,309	619	97	58
Redeemed	(5,719)	(6,112)	(701)	(492)
Change in Class C Shares	102,948	11,446	7,147	1,611
Class R2 (a)
Issued	596	6	— (b)	7
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	(5)	—	— (b)	—
Change in Class R2 Shares	591	6	1	7
Class R5
Issued	4,991	14,070	—	—
Reinvested	679	1,101	—	—
Redeemed	(2,977)	(6,693)	—	—
Change in Class R5 Shares	2,693	8,478	—	—
Institutional Class
Issued	—	—	35	—
Shares issued in connection with Fund reorganization (See Note 9)	—	—	2,130	—
Reinvested	—	—	21	—
Redeemed	—	—	(32)	—
Change in Institutional Class Shares	—	—	2,154	—
Select Class
Issued	189,270	163,130	23,054	16,566
Shares issued in connection with Fund reorganization (See Note 9)	52,962	—	4,141	—
Reinvested	5,587	6,461	412	575
Redeemed	(50,665)	(137,167)	(13,572)	(40,734)
Change in Select Class Shares	197,154	32,424	14,035	(23,593)
Ultra
Issued	20,830	27,883	4,081	708
Subscriptions in-kind (See Note 10)	—	—	312	—
Shares issued in connection with Fund reorganization (See Note 9)	9,703	—	2,774	—
Reinvested	1,455	2,043	27	— (b)
Redeemed	(10,489)	(29,574)	(2,076)	(771)
Change in Ultra Shares	21,499	352	5,118	(63)

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   161

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,981	$295,879	$305,034	$156,930
Dividends and distributions reinvested	4,889	6,306	12,625	4,695
Cost of shares redeemed	(98,091)	(152,770)	(72,693)	(35,641)
Redemption fees	—	—	15	6
Change in net assets from Class A capital transactions	$46,779	$149,415	$244,981	$125,990
Class B
Proceeds from shares issued	$4,129	$17,493	$4,007	$2,720
Dividends and distributions reinvested	620	1,138	421	827
Cost of shares redeemed	(11,442)	(13,951)	(2,929)	(7,389)
Redemption fees	—	—	1	1
Change in net assets from Class B capital transactions	$(6,693)	$4,680	$1,500	$(3,841)
Class C
Proceeds from shares issued	$75,328	$133,457	$72,828	$22,748
Dividends and distributions reinvested	2,173	2,626	2,180	1,193
Cost of shares redeemed	(46,420)	(46,902)	(8,140)	(9,758)
Redemption fees	—	—	4	2
Change in net assets from Class C capital transactions	$31,081	$89,181	$66,872	$14,185
Class R2(a)
Proceeds from shares issued	$930	$163	$179	$50
Dividends and distributions reinvested	2	— (b)	5	2
Cost of shares redeemed	(51)	— (b)	(4)	—
Redemption fees	—	—	— (b)	—
Change in net assets from Class R2 capital transactions	$881	$163	$180	$52
Class R5
Proceeds from shares issued	$—	$—	$46,771	$43,287
Dividends and distributions reinvested	—	—	3,890	2,969
Cost of shares redeemed	—	—	(1,004)	(2,847)
Redemption fees	—	—	4	2
Change in net assets from Class R5 capital transactions	$—	$—	$49,661	$43,411
Select Class
Proceeds from shares issued	$176,808	$239,782	$1,171,471	$1,284,422
Subscriptions in-kind (See Note 10)	—	—	4,090	—
Dividends and distributions reinvested	3,814	4,208	21,033	14,629
Cost of shares redeemed	(171,265)	(256,221)	(319,866)	(494,419)
Redemption fees	—	—	122	113
Change in net assets from Select Class capital transactions	$9,357	$(12,231)	$876,850	$804,745
Ultra
Proceeds from shares issued	$—	$—	$85,091	$47,201
Dividends and distributions reinvested	—	—	1,540	191
Cost of shares redeemed	—	—	(33,493)	(8,495)
Redemption fees	—	—	6	6
Change in net assets from Ultra capital transactions	$—	$—	$53,144	$38,903
Total change in net assets from capital transactions	$81,405	$231,208	$1,293,188	$1,023,445

SEE NOTES TO FINANCIAL STATEMENTS.

162   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Government Bond Fund		High Yield Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	13,196	28,317	46,509	25,923
Reinvested	460	608	1,877	727
Redeemed	(9,219)	(14,562)	(11,058)	(5,208)
Change in Class A Shares	4,437	14,363	37,328	21,442
Class B
Issued	387	1,677	608	418
Reinvested	58	110	63	123
Redeemed	(1,082)	(1,337)	(460)	(1,090)
Change in Class B Shares	(637)	450	211	(549)
Class C
Issued	7,121	12,799	11,168	3,731
Reinvested	205	254	323	180
Redeemed	(4,395)	(4,482)	(1,247)	(1,442)
Change in Class C Shares	2,931	8,571	10,244	2,469
Class R2(a)
Issued	88	16	26	9
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	(5)	— (b)	(1)	—
Change in Class R2 Shares	83	16	26	9
Class R5
Issued	—	—	7,180	6,731
Reinvested	—	—	579	464
Redeemed	—	—	(155)	(463)
Change in Class R5 Shares	—	—	7,604	6,732
Select Class
Issued	16,662	23,101	175,502	190,355
Subscriptions in-kind (See Note 10)	—	—	690	—
Reinvested	359	404	3,090	2,170
Redeemed	(16,165)	(24,620)	(48,614)	(79,268)
Change in Select Class Shares	856	(1,115)	130,668	113,257
Ultra
Issued	—	—	12,815	7,003
Reinvested	—	—	229	31
Redeemed	—	—	(5,114)	(1,389)
Change in Ultra Shares	—	—	7,930	5,645

(a)	Commencement of offering of class of shares effective November 3, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   163

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,477	$14,113	$11,256	$4,110
Dividends and distributions reinvested	692	2,271	659	783
Cost of shares redeemed	(12,199)	(55,723)	(2,948)	(5,832)
Change in net assets from Class A capital transactions	$(2,030)	$(39,339)	$8,967	$(939)
Class B
Proceeds from shares issued	$82	$401	$—	$—
Dividends and distributions reinvested	54	384	—	—
Cost of shares redeemed	(3,936)	(11,121)	—	—
Change in net assets from Class B capital transactions	$(3,800)	$(10,336)	$—	$—
Class C
Proceeds from shares issued	$7,033	$8,395	$—	$—
Dividends and distributions reinvested	831	3,261	—	—
Cost of shares redeemed	(16,338)	(73,777)	—	—
Change in net assets from Class C capital transactions	$(8,474)	$(62,121)	$—	$—
Select Class
Proceeds from shares issued	$30,183	$85,608	$6,449	$9,382
Dividends and distributions reinvested	787	2,439	2,593	3,592
Cost of shares redeemed	(55,186)	(216,541)	(7,259)	(16,596)
Change in net assets from Select Class capital transactions	$(24,216)	$(128,494)	$1,783	$(3,622)
Ultra
Proceeds from shares issued	$—	$14,670	$122,578	$102,682
Dividends and distributions reinvested	—	7,190	32,874	40,657
Cost of shares redeemed	(23,728)	(409,139)	(86,228)	(62,374)
Redemptions in-kind	(107,423)	—	—	—
Change in net assets from Ultra capital transactions	$(131,151)	$(387,279)	$69,224	$80,965
Total change in net assets from capital transactions	$(169,671)	$(627,569)	$79,974	$76,404

SEE NOTES TO FINANCIAL STATEMENTS.

164   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Limited Duration Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	1,193	1,630	1,041	389
Reinvested	86	264	61	74
Redeemed	(1,536)	(6,385)	(275)	(551)
Change in Class A Shares	(257)	(4,491)	827	(88)
Class B
Issued	10	46	—	—
Reinvested	7	45	—	—
Redeemed	(503)	(1,295)	—	—
Change in Class B Shares	(486)	(1,204)	—	—
Class C
Issued	875	974	—	—
Reinvested	105	383	—	—
Redeemed	(2,073)	(8,626)	—	—
Change in Class C Shares	(1,093)	(7,269)	—	—
Select Class
Issued	3,676	9,853	614	892
Reinvested	98	285	245	348
Redeemed	(7,048)	(25,022)	(686)	(1,596)
Change in Select Class Shares	(3,274)	(14,884)	173	(356)
Ultra
Issued	—	1,646	11,578	9,832
Reinvested	—	823	3,110	3,935
Redeemed	(3,006)	(46,429)	(8,160)	(6,023)
Redemptions in-kind	(13,361)	—	—	—
Change in Ultra Shares	(16,367)	(43,960)	6,528	7,744

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   165

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$125,878	$64,808	$27,117	$97,141
Dividends and distributions reinvested	1,574	2,005	1,049	1,167
Cost of shares redeemed	(33,028)	(31,271)	(39,401)	(62,526)
Change in net assets from Class A capital transactions	$94,424	$35,542	$(11,235)	$35,782
Class B
Proceeds from shares issued	$876	$1,702	$169	$1,715
Dividends and distributions reinvested	43	215	24	58
Cost of shares redeemed	(3,856)	(6,392)	(1,725)	(4,962)
Change in net assets from Class B capital transactions	$(2,937)	$(4,475)	$(1,532)	$(3,189)
Class C
Proceeds from shares issued	$161,118	$8,205	$—	$—
Dividends and distributions reinvested	826	514	—	—
Cost of shares redeemed	(15,580)	(4,874)	—	—
Change in net assets from Class C capital transactions	$146,364	$3,845	$—	$—
Select Class
Proceeds from shares issued	$1,264,016	$1,484,860	$117,836	$681,878
Dividends and distributions reinvested	2,039	4,831	951	2,412
Cost of shares redeemed	(295,738)	(686,010)	(139,682)	(771,997)
Change in net assets from Select Class capital transactions	$970,317	$803,681	$(20,895)	$(87,707)
Ultra
Proceeds from shares issued	$860,973	$144,254	$—	$—
Dividends and distributions reinvested	1,969	4,582	—	—
Cost of shares redeemed	(70,210)	(141,042)	—	—
Change in net assets from Ultra capital transactions	$792,732	$7,794	$—	$—
Total change in net assets from capital transactions	$2,000,900	$846,387	$(33,662)	$(55,114)

SEE NOTES TO FINANCIAL STATEMENTS.

166   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009	Six Months Ended 8/31/2009 (Unaudited)	Year Ended 2/28/2009
SHARE TRANSACTIONS:
Class A
Issued	11,751	6,097	2,653	9,674
Reinvested	147	189	103	117
Redeemed	(3,084)	(2,951)	(3,856)	(6,216)
Change in Class A Shares	8,814	3,335	(1,100)	3,575
Class B
Issued	81	160	17	171
Reinvested	4	20	2	6
Redeemed	(358)	(598)	(169)	(496)
Change in Class B Shares	(273)	(418)	(150)	(319)
Class C
Issued	14,912	767	—	—
Reinvested	76	48	—	—
Redeemed	(1,441)	(457)	—	—
Change in Class C Shares	13,547	358	—	—
Select Class
Issued	117,663	139,320	11,546	68,605
Reinvested	190	455	93	242
Redeemed	(27,575)	(64,807)	(13,692)	(76,348)
Change in Select Class Shares	90,278	74,968	(2,053)	(7,501)
Ultra
Issued	80,084	13,506	—	—
Reinvested	183	432	—	—
Redeemed	(6,529)	(13,242)	—	—
Change in Ultra Shares	73,738	696	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.59	$0.31	(e)	$0.51 (j)	$0.82	$(0.31)	$11.10
Year Ended February 28, 2009	11.04	0.55	(e)	(0.46)	0.09	(0.54)	10.59
Year Ended February 29, 2008	10.67	0.48	(e)	0.37	0.85	(0.48)	11.04
Year Ended February 28, 2007	10.57	0.46	(e)	0.10	0.56	(0.46)	10.67
July 1, 2005 through February 28, 2006 (g)	10.91	0.34		(0.35)	(0.01)	(0.33)	10.57
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	10.91
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	10.77

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.58	0.27	(e)	0.51 (j)	0.78	(0.27)	11.09
Year Ended February 28, 2009	11.03	0.47	(e)	(0.45)	0.02	(0.47)	10.58
Year Ended February 29, 2008	10.66	0.41	(e)	0.37	0.78	(0.41)	11.03
Year Ended February 28, 2007	10.56	0.39	(e)	0.10	0.49	(0.39)	10.66
July 1, 2005 through February 28, 2006 (g)	10.90	0.27		(0.33)	(0.06)	(0.28)	10.56
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	10.90
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	10.76

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.65	0.27	(e)	0.51 (j)	0.78	(0.28)	11.15
Year Ended February 28, 2009	11.09	0.48	(e)	(0.45)	0.03	(0.47)	10.65
Year Ended February 29, 2008	10.73	0.42	(e)	0.35	0.77	(0.41)	11.09
Year Ended February 28, 2007	10.62	0.39	(e)	0.11	0.50	(0.39)	10.73
July 1, 2005 through February 28, 2006 (g)	10.96	0.28		(0.34)	(0.06)	(0.28)	10.62
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	10.96
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	10.82

Class R2
Six Months Ended August 31, 2009 (Unaudited)	10.59	0.28	(e)	0.52 (j)	0.80	(0.30)	11.09
November 3, 2008 (h) through February 28, 2009	10.26	0.17	(e)	0.34	0.51	(0.18)	10.59

Class R5 (i)
Six Months Ended August 31, 2009 (Unaudited)	10.58	0.33	(e)	0.49 (j)	0.82	(0.32)	11.08
Year Ended February 28, 2009	11.02	0.58	(e)	(0.45)	0.13	(0.57)	10.58
Year Ended February 29, 2008	10.66	0.52	(e)	0.35	0.87	(0.51)	11.02
May 15, 2006 (h) through February 28, 2007	10.35	0.39	(e)	0.33	0.72	(0.41)	10.66

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.58	0.32	(e)	0.50 (j)	0.82	(0.31)	11.09
Year Ended February 28, 2009	11.03	0.56	(e)	(0.46)	0.10	(0.55)	10.58
Year Ended February 29, 2008	10.67	0.50	(e)	0.35	0.85	(0.49)	11.03
Year Ended February 28, 2007	10.56	0.47	(e)	0.11	0.58	(0.47)	10.67
July 1, 2005 through February 28, 2006 (g)	10.90	0.33		(0.33)	—	(0.34)	10.56
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	10.90
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	10.77

Ultra
Six Months Ended August 31, 2009 (Unaudited)	10.59	0.33	(e)	0.49 (j)	0.82	(0.32)	11.09
Year Ended February 28, 2009	11.03	0.58	(e)	(0.45)	0.13	(0.57)	10.59
Year Ended February 29, 2008	10.67	0.52	(e)	0.36	0.88	(0.52)	11.03
Year Ended February 28, 2007	10.56	0.50	(e)	0.10	0.60	(0.49)	10.67
July 1, 2005 through February 28, 2006 (g)	10.90	0.35		(0.34)	0.01	(0.35)	10.56
February 22, 2005 (h) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	10.90

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(j)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share (see Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

168   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

7.79	%(j)	$2,394,667	0.75%	5.66%	0.98%	9%
0.87		1,322,130	0.75	5.12	0.98	18
8.21	(f)	780,006	0.75	4.51	0.99	14
5.42		560,556	0.75	4.36	0.94	8
(0.11)		394,309	0.75	4.54	0.97	13
6.23		373,401	0.82	4.52	1.09	16
0.84		349,290	0.85	4.34	1.16	20

7.43	(j)	133,368	1.40	4.99	1.48	9
0.21		80,648	1.40	4.42	1.48	18
7.49	(f)	78,048	1.40	3.86	1.49	14
4.75		74,963	1.40	3.72	1.44	8
(0.55)		85,667	1.40	3.89	1.47	13
5.57		94,897	1.47	3.87	1.68	16
0.28		98,064	1.50	3.69	1.81	20

7.36	(j)	1,409,917	1.40	4.91	1.48	9
0.33		250,444	1.40	4.46	1.48	18
7.38	(f)	133,975	1.40	3.86	1.49	14
4.83		65,579	1.40	3.72	1.44	8
(0.55)		57,530	1.40	3.89	1.47	13
5.53		64,238	1.47	3.87	1.70	16
0.17		79,323	1.50	3.69	1.81	20

7.64	(j)	6,621	1.00	5.11	1.22	9
5.00		63	1.00	4.96	1.25	18

7.86	(j)	301,738	0.45	6.01	0.53	9
1.26		259,552	0.45	5.43	0.53	18
8.41	(f)	177,019	0.45	4.82	0.54	14
7.03		55,785	0.45	4.64	0.50	8

7.88	(j)	5,014,621	0.59	5.81	0.73	9
1.03		2,699,976	0.60	5.21	0.73	18
8.25	(f)	2,456,097	0.60	4.66	0.73	14
5.69		2,128,674	0.60	4.52	0.69	8
(0.02)		2,742,810	0.60	4.69	0.72	13
6.36		2,754,702	0.60	4.72	0.79	16
1.13		4,902,736	0.60	4.60	0.81	20

7.87	(j)	1,028,757	0.40	6.03	0.48	9
1.30		754,336	0.40	5.41	0.48	18
8.48	(f)	782,067	0.40	4.86	0.48	14
5.88		711,527	0.40	4.72	0.44	8
0.12		703,229	0.40	4.89	0.47	13
2.44		649,060	0.40	5.00	0.43	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$7.03	$0.22	(e)	$0.61 (i)	$0.83	$(0.22)	$7.64
Year Ended February 28, 2009	7.85	0.41	(e)	(0.82)	(0.41)	(0.41)	7.03
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	7.85
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	7.78
July 1, 2005 through February 28, 2006 (g)	7.95	0.24		(0.22)	0.02	(0.24)	7.73
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	7.95
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	7.82

Class B
Six Months Ended August 31, 2009 (Unaudited)	7.06	0.20	(e)	0.62 (i)	0.82	(0.20)	7.68
Year Ended February 28, 2009	7.89	0.37	(e)	(0.83)	(0.46)	(0.37)	7.06
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (g)	7.98	0.22		(0.22)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86

Class C
Six Months Ended August 31, 2009 (Unaudited)	7.05	0.19	(e)	0.63 (i)	0.82	(0.20)	7.67
Year Ended February 28, 2009	7.89	0.37	(e)	(0.84)	(0.47)	(0.37)	7.05
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (g)	7.98	0.21		(0.21)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86

Class R2
Six Months Ended August 31, 2009 (Unaudited)	7.03	0.21	(e)	0.62 (i)	0.83	(0.21)	7.65
November 3, 2008 (h) through February 28, 2009	6.90	0.13	(e)	0.12	0.25	(0.12)	7.03

Institutional Class
June 19, 2009 (h) through August 31, 2009	7.38	0.09	(e)	0.27 (i)	0.36	(0.10)	7.64

Select Class
Six Months Ended August 31, 2009 (Unaudited)	7.02	0.23	(e)	0.62 (i)	0.85	(0.23)	7.64
Year Ended February 28, 2009	7.85	0.42	(e)	(0.82)	(0.40)	(0.43)	7.02
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	7.85
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	7.78
July 1, 2005 through February 28, 2006 (g)	7.95	0.25		(0.22)	0.03	(0.25)	7.73
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	7.95
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	7.82

Ultra
Six Months Ended August 31, 2009 (Unaudited)	7.02	0.23	(e)	0.63 (i)	0.86	(0.24)	7.64
Year Ended February 28, 2009	7.85	0.44	(e)	(0.82)	(0.38)	(0.45)	7.02
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	7.85
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	7.78
July 1, 2005 through February 28, 2006 (g)	7.95	0.27		(0.22)	0.05	(0.27)	7.73
February 22, 2005 (h) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	7.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share (see Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

170   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

11.97	%(i)	$118,003	0.84%	5.81%	1.01%	14%
(5.32)		50,659	0.92	5.51	0.99	17
5.81	(f)	52,808	0.92	4.81	0.97	31
5.49		45,383	0.91	4.64	0.96	26
0.31		50,622	0.90	4.65	0.94	15
6.47		56,320	0.90	4.54	1.09	20
0.98		58,697	0.88	4.50	1.15	24

11.73	(i)	8,154	1.42	5.23	1.51	14
(5.93)		4,295	1.45	4.93	1.49	17
5.26	(f)	6,665	1.45	4.28	1.47	31
4.91		5,464	1.45	4.09	1.46	26
0.05		6,950	1.44	4.10	1.44	15
5.74		9,424	1.51	3.92	1.70	20
0.32		11,745	1.53	3.85	1.80	24

11.80	(i)	72,762	1.42	5.15	1.51	14
(5.99)		16,495	1.45	5.08	1.50	17
5.27	(f)	5,737	1.45	4.27	1.47	31
4.90		3,512	1.45	4.11	1.46	26
0.05		3,119	1.44	4.10	1.44	15
5.74		3,492	1.50	3.94	1.69	20
0.33		3,750	1.53	3.83	1.80	24

11.92	(i)	58	1.16	5.61	1.26	14
3.68		52	1.17	5.83	1.29	17

4.96	(i)	16,465	0.48	5.74	0.59	14

12.22	(i)	827,630	0.66	6.10	0.76	14
(5.21)		662,140	0.67	5.73	0.74	17
6.11	(f)	925,240	0.67	5.05	0.72	31
5.74		875,275	0.66	4.89	0.71	26
0.46		1,216,897	0.65	4.90	0.69	15
6.73		1,252,911	0.65	4.79	0.77	20
1.22		1,306,778	0.63	4.73	0.80	24

12.36	(i)	56,097	0.42	6.08	0.51	14
(4.98)		15,642	0.45	5.95	0.49	17
6.31	(f)	17,985	0.45	5.26	0.47	31
5.97		12,094	0.45	5.10	0.46	26
0.62		12,738	0.44	5.10	0.44	15
2.35		13,894	0.43	5.27	0.43	20

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.56	$0.22	$0.09	$0.31	$(0.22)	$10.65
Year Ended February 28, 2009	10.55	0.42	0.01	0.43	(0.42)	10.56
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)	10.55
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)	10.15
July 1, 2005 through February 28, 2006 (f)	10.48	0.30	(0.33)	(0.03)	(0.30)	10.15
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	10.48
Year Ended June 30, 2004	10.67	0.48	(0.52)	(0.04)	(0.47)	10.16

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.55	0.18	0.09	0.27	(0.18)	10.64
Year Ended February 28, 2009	10.54	0.35	0.01	0.36	(0.35)	10.55
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)	10.54
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)	10.14
July 1, 2005 through February 28, 2006 (f)	10.47	0.25	(0.33)	(0.08)	(0.25)	10.14
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	10.47
Year Ended June 30, 2004	10.66	0.40	(0.50)	(0.10)	(0.40)	10.16

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.53	0.19	0.09	0.28	(0.19)	10.62
Year Ended February 28, 2009	10.53	0.34	0.01	0.35	(0.35)	10.53
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)	10.53
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)	10.13
July 1, 2005 through February 28, 2006 (f)	10.46	0.25	(0.33)	(0.08)	(0.25)	10.13
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	10.46
Year Ended June 30, 2004	10.65	0.40	(0.50)	(0.10)	(0.40)	10.15

Class R2
Six Months Ended August 31, 2009 (Unaudited)	10.56	0.22	0.08	0.30	(0.21)	10.65
November 3, 2008 (g) through February 28, 2009	10.07	0.09	0.51	0.60	(0.11)	10.56

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.56	0.24	0.09	0.33	(0.24)	10.65
Year Ended February 28, 2009	10.55	0.46	— (h)	0.46	(0.45)	10.56
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)	10.55
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)	10.15
July 1, 2005 through February 28, 2006 (f)	10.47	0.31	(0.33)	(0.02)	(0.31)	10.14
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	10.47
Year Ended June 30, 2004	10.66	0.48	(0.50)	(0.02)	(0.49)	10.15

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

172   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

3.00%	$423,153	0.75%	4.17%	1.04%	8%
4.27	372,703	0.75	4.04	1.02	13
8.98 (e)	220,780	0.75	4.70	0.98	2
4.65	157,598	0.75	4.51	0.98	24
(0.30)	146,294	0.75	4.37	0.97	6
7.89	140,496	0.79	4.43	1.02	10
(0.40)	86,614	0.87	4.38	1.04	16

2.60	41,939	1.48	3.44	1.54	8
3.50	48,296	1.48	3.34	1.52	13
8.20 (e)	43,513	1.46	4.02	1.48	2
3.93	52,182	1.46	3.82	1.48	24
(0.78)	78,500	1.45	3.67	1.47	6
7.07	95,143	1.47	3.76	1.62	10
(0.97)	101,634	1.52	3.74	1.69	16

2.64	168,958	1.48	3.44	1.54	8
3.46	136,707	1.48	3.24	1.52	13
8.25 (e)	46,407	1.46	3.99	1.48	2
3.94	22,250	1.46	3.81	1.48	24
(0.77)	23,863	1.45	3.67	1.47	6
7.09	24,922	1.48	3.75	1.64	10
(0.96)	42,666	1.52	3.74	1.69	16

2.88	1,050	1.00	3.91	1.29	8
5.97	164	1.00	2.59	1.30	13

3.12	619,717	0.48	4.44	0.79	8
4.54	605,421	0.48	4.38	0.77	13
9.26 (e)	616,581	0.48	5.01	0.73	2
4.99	891,369	0.50	4.74	0.73	24
(0.16)	805,018	0.54	4.58	0.72	6
8.15	824,646	0.56	4.67	0.71	10
(0.16)	758,403	0.62	4.65	0.69	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$5.79	$0.28	(e)	$1.34 (k)	$1.62	$(0.27)	$—	$(0.27)	$	— (f)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)		— (f)
Year Ended February 29, 2008	8.60	0.62		(0.93)	(0.31)	(0.61)	(0.09)	(0.70)		— (f)
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)		— (f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)		— (f)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)		— (f)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)		—
Class B
Six Months Ended August 31, 2009 (Unaudited)	5.81	0.26	(e)	1.34 (k)	1.60	(0.25)	—	(0.25)		— (f)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)		— (f)
Year Ended February 29, 2008	8.61	0.58		(0.94)	(0.36)	(0.56)	(0.09)	(0.65)		— (f)
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	(0.59)		— (f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38		(0.06)	0.32	(0.38)	—	(0.38)		— (f)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	(0.58)		— (f)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	(0.54)		—
Class C
Six Months Ended August 31, 2009 (Unaudited)	5.80	0.26	(e)	1.34 (k)	1.60	(0.25)	—	(0.25)		— (f)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)		— (f)
Year Ended February 29, 2008	8.61	0.57		(0.94)	(0.37)	(0.56)	(0.09)	(0.65)		— (f)
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)		— (f)
July 1, 2005 through February 28, 2006 (h)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)		— (f)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)		— (f)
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)		—
Class R2
Six Months Ended August 31, 2009 (Unaudited)	5.79	0.28	(e)	1.34 (k)	1.62	(0.27)	—	(0.27)		— (f)
November 3, 2008 (i) through February 28, 2009	5.96	0.16		(0.17)	(0.01)	(0.16)	—	(0.16)		— (f)
Class R5 (j)
Six Months Ended August 31, 2009 (Unaudited)	5.81	0.29	(e)	1.35 (k)	1.64	(0.28)	—	(0.28)		— (f)
Year Ended February 28, 2009	7.61	0.55		(1.79)	(1.24)	(0.56)	—	(0.56)		— (f)
Year Ended February 29, 2008	8.63	0.66		(0.95)	(0.29)	(0.64)	(0.09)	(0.73)		— (f)
May 15, 2006 (i) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)		— (f)
Select Class
Six Months Ended August 31, 2009 (Unaudited)	5.81	0.29	(e)	1.34 (k)	1.63	(0.28)	—	(0.28)		— (f)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)		— (f)
Year Ended February 29, 2008	8.62	0.63		(0.92)	(0.29)	(0.64)	(0.09)	(0.73)		— (f)
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)		— (f)
July 1, 2005 through February 28, 2006 (h)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)		— (f)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)		— (f)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)		—
Ultra
Six Months Ended August 31, 2009 (Unaudited)	5.81	0.29	(e)	1.34 (k)	1.63	(0.28)	—	(0.28)		— (f)
Year Ended February 28, 2009	7.60	0.57		(1.80)	(1.23)	(0.56)	—	(0.56)		— (f)
Year Ended February 29, 2008	8.61	0.65		(0.93)	(0.28)	(0.64)	(0.09)	(0.73)		— (f)
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)		— (f)
July 1, 2005 through February 28, 2006 (h)	8.30	0.45		(0.08)	0.37	(0.43)	—	(0.43)		— (f)
February 22, 2005 (i) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	—	(0.28)		—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Commencement of offering of class of shares.

(j)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(k)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share (see Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

174   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$7.14	28.47	%(k)	$494,498	1.15%	8.46%	1.30%	20%
5.79	(17.28)		184,739	1.15	8.10	1.31	18
7.59	(3.87	)(g)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68
8.17	10.96		75,885	1.12	7.37	1.33	58

7.16	27.99	(k)	22,128	1.79	7.91	1.81	20
5.81	(17.68)		16,720	1.80	7.33	1.81	18
7.60	(4.51	)(g)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68
8.18	10.23		39,488	1.76	6.71	1.98	58

7.15	28.06	(k)	118,702	1.79	7.80	1.80	20
5.80	(17.69)		36,872	1.80	7.37	1.81	18
7.59	(4.61	)(g)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68
8.19	10.35		35,344	1.76	6.70	1.98	58

7.14	28.33	(k)	251	1.40	8.08	1.55	20
5.79	(0.05)		50	1.40	8.84	1.59	18

7.17	28.74	(k)	120,486	0.85	8.79	0.85	20
5.81	(16.99)		53,497	0.85	8.55	0.87	18
7.61	(3.71	)(g)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

7.16	28.52	(k)	3,202,590	0.90	8.77	1.06	20
5.81	(16.93)		1,837,745	0.90	8.36	1.06	18
7.60	(3.73	)(g)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68
8.18	11.22		1,043,708	0.86	7.59	0.98	58

7.16	28.58	(k)	170,091	0.80	8.90	0.81	20
5.81	(16.84)		91,880	0.80	8.44	0.81	18
7.60	(3.58	)(g)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$7.80	$0.13	(e)	$0.64 (i)	$0.77	$(0.15)	$8.42
Year Ended February 28, 2009	9.31	0.36	(e)	(1.50)	(1.14)	(0.37)	7.80
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	9.31
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	9.77
July 1, 2005 through February 28, 2006 (g)	9.83	0.26		(0.08)	0.18	(0.27)	9.74
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	9.83
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	9.89

Class B
Six Months Ended August 31, 2009 (Unaudited)	7.74	0.11	(e)	0.64 (i)	0.75	(0.13)	8.36
Year Ended February 28, 2009	9.24	0.31	(e)	(1.49)	(1.18)	(0.32)	7.74
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	9.24
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	9.70
July 1, 2005 through February 28, 2006 (g)	9.76	0.22		(0.08)	0.14	(0.23)	9.67
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	9.76
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	9.82

Class C
Six Months Ended August 31, 2009 (Unaudited)	7.72	0.11	(e)	0.64 (i)	0.75	(0.13)	8.34
Year Ended February 28, 2009	9.23	0.31	(e)	(1.50)	(1.19)	(0.32)	7.72
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (g)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	9.81

Select Class
Six Months Ended August 31, 2009 (Unaudited)	7.80	0.14	(e)	0.64 (i)	0.78	(0.16)	8.42
Year Ended February 28, 2009	9.31	0.38	(e)	(1.50)	(1.12)	(0.39)	7.80
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	9.31
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	9.77
July 1, 2005 through February 28, 2006 (g)	9.83	0.27		(0.08)	0.19	(0.28)	9.74
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	9.83
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	9.88

Ultra
Six Months Ended August 31, 2009 (Unaudited)	7.80	0.16	(e)	0.63 (i)	0.79	(0.16)	8.43
Year Ended February 28, 2009	9.32	0.40	(e)	(1.51)	(1.11)	(0.41)	7.80
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	9.32
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	9.77
July 1, 2005 through February 28, 2006 (g)	9.83	0.27		(0.06)	0.21	(0.29)	9.75
February 22, 2005 (h) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	9.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

(i)	The Advisor will reimburse the Fund for losses incurred from an operational error. There was no impact to the total return or the net realized and unrealized gains (losses) on investments per share (see Note 3).

SEE NOTES TO FINANCIAL STATEMENTS.

176   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

9.92	%(i)	$54,617	0.70%	3.32%	1.01%	2%
(12.52)		52,560	0.70	4.12	0.95	0
(0.06	)(f)	104,590	0.70	4.70	0.91	15
5.03		121,385	0.70	4.53	0.91	26
1.81		219,258	0.70	3.81	0.91	9
2.36		281,966	0.70	2.67	1.05	26
1.53		362,796	0.70	1.97	1.12	46

9.73	(i)	2,878	1.20	2.89	1.51	2
(12.97)		6,423	1.20	3.62	1.44	0
(0.56	)(f)	18,797	1.20	4.20	1.41	15
4.54		32,930	1.20	4.04	1.41	26
1.46		48,750	1.20	3.31	1.41	9
1.87		62,135	1.20	2.18	1.65	26
1.02		81,758	1.20	1.48	1.77	46

9.75	(i)	61,352	1.20	2.83	1.51	2
(13.09)		65,241	1.20	3.63	1.44	0
(0.47	)(f)	145,000	1.20	4.20	1.41	15
4.45		242,277	1.20	4.04	1.41	26
1.46		338,830	1.20	3.31	1.41	9
1.88		438,955	1.20	2.17	1.66	26
1.03		604,084	1.20	1.48	1.77	46

10.06	(i)	165,915	0.45	3.57	0.76	2
(12.27)		179,116	0.45	4.37	0.70	0
0.18	(f)	352,600	0.45	4.95	0.66	15
5.29		565,561	0.45	4.79	0.66	26
1.96		668,770	0.45	4.07	0.66	9
2.71		764,427	0.45	2.91	0.74	26
1.69		1,144,000	0.45	2.22	0.77	46

10.30	(i)	10,608	0.25	3.97	0.51	2
(12.21)		137,474	0.25	4.56	0.44	0
0.51	(f)	573,714	0.25	5.15	0.41	15
5.37		648,283	0.25	5.01	0.41	26
2.20		474,681	0.25	4.30	0.41	9
1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.42	$0.39	$0.63	$1.02	$(0.41)	$11.03
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)	10.42
Year Ended February 29, 2008	10.65	0.50	0.31	0.81	(0.49)	10.97
Year Ended February 28, 2007	10.54	0.47	0.10	0.57	(0.46)	10.65
July 1, 2005 through February 28, 2006 (f)	10.83	0.33	(0.29)	0.04	(0.33)	10.54
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	10.83
Year Ended June 30, 2004	10.89	0.42	(0.08)	0.34	(0.46)	10.77

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.23	0.42	0.60	1.02	(0.42)	10.83
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)	10.23
Year Ended February 29, 2008	10.48	0.52	0.31	0.83	(0.52)	10.79
Year Ended February 28, 2007	10.38	0.49	0.10	0.59	(0.49)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.34	(0.29)	0.05	(0.34)	10.38
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	10.67
Year Ended June 30, 2004	10.75	0.45	(0.10)	0.35	(0.49)	10.61

Ultra
Six Months Ended August 31, 2009 (Unaudited)	10.23	0.42	0.61	1.03	(0.43)	10.83
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)	10.23
Year Ended February 29, 2008	10.48	0.54	0.31	0.85	(0.54)	10.79
Year Ended February 28, 2007	10.38	0.50	0.10	0.60	(0.50)	10.48
July 1, 2005 through February 28, 2006 (f)	10.67	0.35	(0.29)	0.06	(0.35)	10.38
February 22, 2005 (g) through June 30, 2005	10.66	0.21	0.03	0.24	(0.23)	10.67

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

178   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

9.93%	$26,278	0.65%	7.57%	1.00%	12%
0.41	16,189	0.65	5.69	0.99	15
7.88 (e)	18,011	0.65	4.70	0.98	16
5.60	14,063	0.65	4.46	0.98	18
0.35	13,826	0.65	4.68	0.97	16
5.40	15,077	0.65	4.50	0.92	25
3.07	7,681	0.65	4.23	0.82	12

10.15	95,274	0.40	7.84	0.75	12
0.58	88,231	0.40	5.93	0.74	15
8.18 (e)	96,870	0.40	4.94	0.73	16
5.83	111,656	0.40	4.71	0.73	18
0.54	103,491	0.40	4.92	0.72	16
5.70	123,104	0.40	4.54	0.55	25
3.30	1,530,225	0.40	4.12	0.54	35

10.23	1,040,742	0.25	7.98	0.50	12
0.74	916,201	0.25	6.12	0.50	15
8.33 (e)	882,626	0.25	5.09	0.48	16
5.97	829,330	0.25	4.83	0.48	18
0.62	1,177,895	0.25	5.08	0.47	16
2.30	1,135,323	0.25	5.19	0.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.61	$0.15	(e)	$0.19	$0.34	$(0.14)	$10.81
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	10.61
Year Ended February 29, 2008	10.52	0.44	(e)	0.26	0.70	(0.42)	10.80
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)	10.52
July 1, 2005 through February 28, 2006 (g)	10.51	0.21		(0.08)	0.13	(0.21)	10.43
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	10.51
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	10.62

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.70	0.13	(e)	0.19	0.32	(0.11)	10.91
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	10.70
Year Ended February 29, 2008	10.60	0.39	(e)	0.26	0.65	(0.37)	10.88
Year Ended February 28, 2007	10.50	0.33	(e)	0.11	0.44	(0.34)	10.60
July 1, 2005 through February 28, 2006 (g)	10.59	0.17		(0.09)	0.08	(0.17)	10.50
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	10.59
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	10.69

Class C
Six Months Ended August 31, 2009 (Unaudited)	10.68	0.12	(e)	0.20	0.32	(0.12)	10.88
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	10.68
Year Ended February 29, 2008	10.59	0.39	(e)	0.26	0.65	(0.37)	10.87
Year Ended February 28, 2007	10.49	0.33	(e)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (g)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	10.68

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.62	0.16	(e)	0.20	0.36	(0.16)	10.82
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	10.62
Year Ended February 29, 2008	10.53	0.46	(e)	0.26	0.72	(0.45)	10.80
Year Ended February 28, 2007	10.44	0.41	(e)	0.10	0.51	(0.42)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.23		(0.08)	0.15	(0.23)	10.44
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	10.52
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	10.63

Ultra
Six Months Ended August 31, 2009 (Unaudited)	10.62	0.17	(e)	0.20	0.37	(0.17)	10.82
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	10.62
Year Ended February 29, 2008	10.53	0.49	(e)	0.27	0.76	(0.48)	10.81
Year Ended February 28, 2007	10.44	0.44	(e)	0.10	0.54	(0.45)	10.53
July 1, 2005 through February 28, 2006 (g)	10.52	0.24		(0.07)	0.17	(0.25)	10.44
February 22, 2005 (h) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	10.52

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

180   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Ratios/Supplemental data
			Ratios to average net assets(a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

3.25%		$187,885	0.80%	2.74%	0.89%	15%
1.79		90,891	0.80	3.55	0.89	51
6.84	(f)	56,496	0.80	4.14	0.91	40
4.75		94,199	0.80	3.69	0.91	44
1.22		93,187	0.80	2.97	0.91	22
1.72		97,744	0.80	2.64	1.10	27
0.39		109,252	0.80	2.51	1.16	54

3.03		3,821	1.30	2.29	1.39	15
1.32		6,668	1.30	3.09	1.39	51
6.23	(f)	11,328	1.30	3.65	1.41	40
4.27		17,787	1.30	3.17	1.41	44
0.79		22,899	1.30	2.46	1.41	22
1.31		29,369	1.30	2.13	1.71	27
0.09		42,563	1.30	2.01	1.81	54

3.05		170,380	1.30	2.21	1.38	15
1.27		22,625	1.30	3.06	1.39	51
6.26	(f)	19,135	1.30	3.64	1.41	40
4.26		20,777	1.30	3.15	1.41	44
0.79		38,266	1.30	2.46	1.41	22
1.30		56,296	1.30	2.12	1.71	27
(0.10)		98,576	1.30	2.01	1.81	54

3.37		3,045,109	0.55	3.00	0.64	15
2.12		2,029,713	0.55	3.80	0.64	51
7.03	(f)	1,255,422	0.55	4.31	0.64	40
4.99		277,452	0.55	3.89	0.66	44
1.39		497,708	0.55	3.21	0.66	22
1.94		559,775	0.55	2.85	0.79	27
0.67		1,045,405	0.55	2.75	0.81	54

3.49		1,127,200	0.30	3.22	0.39	15
2.27		322,907	0.30	4.07	0.39	51
7.39	(f)	321,055	0.30	4.64	0.41	40
5.24		299,838	0.30	4.18	0.41	44
1.60		371,212	0.30	3.47	0.41	22
1.05		392,444	0.30	3.45	0.44	27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2009 (Unaudited)	$10.17	$0.14	(e)	$0.05	$0.19	$(0.14)	$—	$(0.14)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (g)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	(0.40)

Class B
Six Months Ended August 31, 2009 (Unaudited)	10.15	0.11	(e)	0.05	0.16	(0.11)	—	(0.11)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (g)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)

Select Class
Six Months Ended August 31, 2009 (Unaudited)	10.16	0.15	(e)	0.05	0.20	(0.15)	—	(0.15)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (g)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

182   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.22	1.84%	$103,924	0.70%	2.63%	0.97%	21%
10.17	3.18	114,609	0.70	0.99	0.94	154
10.04	7.71 (f)	77,234	0.69	4.33	1.01	83
9.72	4.48	69,390	0.70	4.70	1.03	10
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23

10.20	1.56	2,021	1.20	2.17	1.48	21
10.15	2.64	3,538	1.20	1.07	1.43	154
10.03	7.17 (f)	6,691	1.20	3.96	1.52	83
9.71	3.97	10,948	1.20	4.19	1.53	10
9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23

10.21	1.96	534,334	0.45	2.88	0.72	21
10.16	3.52	552,538	0.45	1.54	0.69	154
10.02	8.01 (f)	620,461	0.43	3.98	0.74	83
9.70	4.65	67,699	0.45	4.95	0.78	10
9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   183

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 8 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Class Offered	Diversified/ Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Institutional, Select Class and Ultra	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Select Class and Ultra	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	Diversified
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	Diversified

Effective August 31, 2009, the Ultra Short Duration Bond Fund was renamed Limited Duration Bond Fund with the approval of the Board of Trustees.

Effective September 14, 2009, the High Yield Bond Fund was renamed High Yield Fund with the approval of the Board of Trustees.

Class R2 Shares commenced operations on November 3, 2008 for Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund.

Institutional Class Shares commenced operations on June 19, 2009 for Core Plus Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R5, Class R2, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Effective November, 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and

184   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Utilities	$2	$—	$—	$2
Total Common Stocks	2	—	—	2
Debt Securities
Asset-Backed Securities	—	174,013	—	174,013
Collateralized Mortgage Obligations	—	4,426,726	—	4,426,726
Commercial Mortgage-Backed Securities	—	130,393	—	130,393
Corporate Bonds
Consumer Discretionary	—	76,134	—	76,134
Consumer Staples	—	68,121	—	68,121
Energy	—	83,321	—	83,321
Financials	—	705,078	—	705,078
Health Care	—	27,196	—	27,196
Industrials	—	48,582	—	48,582
Information Technology	—	44,561	—	44,561
Materials	—	34,989	—	34,989
Telecommunication Services	—	138,631	—	138,631
Utilities	—	146,107	—	146,107
Total Corporate Bonds	—	1,372,720	—	1,372,720
Foreign Government Securities	—	16,485	—	16,485
Mortgage Pass-Through Securities	—	1,662,243	—	1,662,243
Municipal Bonds	—	2,125	—	2,125
Supranational	—	814	—	814
U.S. Government Agency Securities	—	32,784	—	32,784
U.S. Treasury Obligations	—	1,340,308	—	1,340,308
Short-Term Investments
Investment Companies	1,078,657	—	—	1,078,657
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	1,206	—	1,206
Corporate Notes	—	52,662	—	52,662
Investment Companies	111,185	—	—	111,185
Total Investments in Securities	$1,189,844	$9,212,210	$—	$10,402,323

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   185

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Core Plus Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$19	$—	$—	$19
Industrials	596	—	530	1,126
Materials	98	—	57	155
Telecommunication Services	157	—	—	157
Utilities	27	—	—	27
Total Common Stocks	897	—	587	1,484
Debt Securities
Asset-Backed Securities	—	15,525	1,464	16,989
Collateralized Mortgage Obligations	—	310,207	—	310,207
Commercial Mortgage-Backed Securities	—	24,942	—	24,942
Corporate Bonds
Consumer Discretionary	—	40,480	—	40,480
Consumer Staples	—	20,764	—	20,764
Energy	—	26,254	—	26,254
Financials	—	124,071	—	124,071
Health Care	—	13,057	—	13,057
Industrials	—	31,336	944	32,280
Information Technology	—	10,489	—	10,489
Materials	—	20,719	—	20,719
Telecommunication Services	—	27,570	—	27,570
Utilities	—	38,223	—	38,223
Total Corporate Bonds	—	352,963	944	353,907
Foreign Government Securities	—	8,344	—	8,344
Mortgage Pass-Through Securities	—	73,113	—	73,113
Municipal Bonds	—	1,773	—	1,773
U.S. Government Agency Securities	—	11,838	—	11,838
U.S. Treasury Obligations	—	115,848	—	115,848
Loan Participations & Assignments
Consumer Discretionary	—	7,140	—	7,140
Consumer Staples	—	2,056	—	2,056
Financials	—	2,086	—	2,086
Health Care	—	473	—	473
Industrials	—	2,952	—	2,952
Information Technology	—	2,038	—	2,038
Materials	—	4,797	—	4,797
Utilities	—	6,793	—	6,793
Total Loan Participations & Assignments	—	28,335	—	28,335
Warrants
Telecommunication Services	—	—	35	35
Short-Term Investments
Investment Companies	131,267	—	—	131,267
Investments of Cash Collateral for Securities on Loan
Investment Companies	38,947	—	—	38,947
Total Investments in Securities	$171,111	$942,888	$3,030	$1,117,029
Appreciation in Other Financial Instruments*
Futures	$6	$—	$—	$6
Depreciation in Other Financial Instruments*
Futures	$(8)	$—	$—	$(8)
Swaps	—	(160)	—	(160)
Total Depreciation in Other Financial Instruments	$(8)	$(160)	$—	$(168)

*	Other financial instruments may include futures, forwards and swap contracts.

186   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Government Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations	$—	$575,424	$—	$575,424
Mortgage Pass-Through Securities	—	133,994	—	133,994
U.S. Government Agency Securities	—	166,730	—	166,730
U.S. Treasury Obligations	—	259,642	—	259,642
Short-Term Investments
Investment Companies	72,808	—	—	72,808
Total Investments in Securities	$72,808	$1,135,790	$—	$1,208,598

High Yield Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,999	$—	$69	$2,068
Industrials	896	—	5,103	5,999
Information Technology	1,467	—	—	1,467
Materials	2,262	—	745	3,007
Telecommunication Services	60	—	—	60
Utilities	115	—	—	115
Total Common Stocks	6,799	—	5,917	12,716
Preferred Stocks
Consumer Discretionary	—	—	233	233
Total Preferred Stocks	—	—	233	233
Debt Securities
Asset-Backed Securities	—	56	6,833	6,889
Corporate Bonds
Consumer Discretionary	—	856,190	1,016	857,206
Consumer Staples	—	227,460	—	227,460
Energy	—	403,142	2,655	405,797
Financials	—	383,600	—	383,600
Health Care	—	254,467	—	254,467
Industrials	—	288,956	10,031	298,987
Information Technology	—	126,249	2,090	128,339
Materials	—	368,837	—	368,837
Telecommunication Services	—	245,213	—	245,213
Utilities	—	203,201	—	203,201
Total Corporate Bonds	—	3,357,315	15,792	3,373,107
Loan Participations & Assignments
Consumer Discretionary	—	223,473	—	223,473
Consumer Staples	—	36,087	—	36,087
Energy	—	7,740	—	7,740
Financials	—	30,899	—	30,899
Health Care	—	942	—	942
Industrials	—	33,206	—	33,206
Information Technology	—	37,238	—	37,238
Materials	—	82,404	—	82,404
Telecommunication Services	—	27,837	—	27,837
Utilities	—	64,677	—	64,677
Total Loan Participations & Assignments	—	544,503	—	544,503

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   187

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

High Yield Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Consumer Discretionary	$—	$—	$—	$—
Warrants
Industrials	—	—	—	—
Telecommunication Services	—	—	15	15
Total Warrants	—	—	15	15
Short-Term Investments
Investment Companies	196,376	—	—	196,376
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	2,271	—	2,271
Corporate Notes	—	32,426	—	32,426
Investment Companies	132,219	—	—	132,219
Total Investments in Securities	$335,394	$3,936,571	$28,790	$4,300,755

Limited Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$37,800	$1,364	$39,164
Collateralized Mortgage Obligations	—	161,187	2,815	164,002
Commercial Mortgage-Backed Securities	—	6,178	1,541	7,719
Corporate Bonds
Financials	—	1,232	—	1,232
Mortgage Pass-Through Securities	—	16,752	—	16,752
Short-Term Investments
Investment Companies	62,394	—	—	62,394
Total Investments in Securities	$62,394	$223,149	$5,720	$291,263

Mortgage-Backed Securities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$8,801	$—	$8,801
Collateralized Mortgage Obligations	—	837,708	—	837,708
Mortgage Pass-Through Securities	—	263,886	—	263,886
U.S. Government Agency Securities	—	3,941	—	3,941
U.S. Treasury Obligations	—	936	—	936
Short-Term Investments
Investment Companies	43,717	—	—	43,717
Total Investments in Securities	$43,717	$1,115,272	$—	$1,158,989

188   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Short Duration Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$467,314	$—	$467,314
Collateralized Mortgage Obligations	—	555,607	—	555,607
Commercial Mortgage-Backed Securities	—	125,917	—	125,917
Corporate Bonds
Consumer Discretionary	—	19,136	—	19,136
Consumer Staples	—	28,640	—	28,640
Energy	—	24,087	—	24,087
Financials	—	311,722	—	311,722
Health Care	—	5,986	—	5,986
Industrials	—	25,052	—	25,052
Information Technology	—	24,140	—	24,140
Materials	—	12,187	—	12,187
Telecommunication Services	—	55,646	—	55,646
Utilities	—	38,534	—	38,534
Total Corporate Bonds	—	545,130	—	545,130
Foreign Government Securities	—	5,040	—	5,040
Mortgage Pass-Through Securities	—	619,964	—	619,964
U.S. Government Agency Securities	—	866,579	—	866,579
U.S. Treasury Obligations	—	993,227	—	993,227
Short-Term Investments
Investment Companies	284,726	—	—	284,726
Investments of Cash Collateral for Securities on Loan
Asset-Backed Securities	—	603	—	603
Certificates of Deposit	—	1,238	—	1,238
Corporate Notes	—	20,963	—	20,963
Investment Companies	286,255	—	—	286,255
Total Investments in Securities	$570,981	$4,201,582	$—	$4,772,563

Treasury & Agency Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
U.S. Government Agency Securities	$—	$109,270	$—	$109,270
U.S. Treasury Obligations	—	453,131	—	453,131
Short-Term Investments
Investment Companies	74,462	—	—	74,462
Total Investments in Securities	$74,462	$562,401	$—	$636,863

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 8/31/09
Investments in Securities
Asset-Backed Securities	$87	$—	$—	$—	$—	$(87)	$—

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   189

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

Core Plus Bond Fund	Balance as of 02/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$1,458	$—	$3	$3	$—	$—	$1,464
Corporate Bonds — Industrials	57	(90)	(771)	59	1,515	174	944
Common Stocks — Industrials	—	—	165	—	422	—	587
Warrants — Telecommunication Services	9	—	26	—	—	—	35
Total	$1,524	$(90)	$(577)	$62	$1,937	$174	$3,030

High Yield Fund	Balance as of 02/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)		Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$6,806	$—	$10	$17	$—		$—	$6,833
Corporate Bonds — Consumer Discretionary	—	—	(1,155)	5	2,166		—	1,016
Corporate Bonds — Energy	2,549	—	106	—	—		—	2,655
Corporate Bonds — Industrials	4,001	—	(1,074)	49	5,379		1,676	10,031
Corporate Bonds — Information Technology	1,879	—	211	—	—		—	2,090
Corporate Bonds — Materials	1,241	—	1,457	—	(2,698)		—	—
Common Stocks — Industrials	—	—	2,725	—	2,378		—	5,103
Common Stocks — Materials	—	—	(1,453)	—	2,198		—	745
Common Stocks — Consumer Discretionary	—	—	—	—	—		69	69
Preferred Stock — Media	233	—	— (a)	—	—	(a)	—	233
Rights — Consumer Discretionary	—	—	—	—	—		—	—	(b)
Warrants — Telecommunication Services	4	—	11	—	—		—	15
Warrants — Industrials	—	—	—	—	—		—	—	(b)
Total	$16,713	$—	$838	$71	$9,423		$1,745	$28,790

(a)	Amount rounds to less than $1,000.
(b)	Securities have zero value.

Limited Duration Bond Fund	Balance as of 2/28/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of 08/31/09
Investments in Securities
Asset-Backed Securities	$3,038	$—	$121	$—	$(608)	$(1,187)	$1,364
Collateralized Mortgage Obligations	2,352	82	38	—	(2,472)	2,815	2,815
Commercial Mortgage-Backed Securities	—	—	—	—	—	1,541	1,541
Total	$5,390	$82	$159	$—	$(3,080)	$3,169	$5,720

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at August 31, 2009, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Core Plus Bond Fund	$(21)
High Yield Fund	(5,107)
Limited Duration Bond Fund	1,275

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

190   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

B. Transactions with Affiliates — An issuer which is under common control with the Funds may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the six months ended August 31, 2009
Affiliate	Value at February 28, 2009	Purchase Cost		Sales Proceeds	Realized Gain/Loss	Dividend*/ Interest Income	Shares/Principal Amount ($) at August 31, 2009	Value at August 31, 2009
Core Bond Fund
Bear Stearns Cos., Inc. (The), 3.250%, 3/25/09**	$5,821	$—		$5,821	$—	$13	—	$—
Bear Stearns Cos., Inc. (The), 5.700%, 11/15/14**	948	—		—	—	29	1,000	1,073
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/17**	2,600	—		—	—	85	2,650	2,876
Bear Stearns Cos., Inc. (The), 7.250%, 02/01/18**	1,193	249	˜	—	—	53	1,400	1,596
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.270%	294,661	2,061,876		1,277,880	—	1,679	1,078,657	1,078,657
JPMorgan Prime Money Market Fund, Capital Shares, 0.270%***	103,755	379,122		371,692	—	—	111,185	111,185
Total	$408,978				$—	$1,859		$1,195,387
Core Plus Bond Fund
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/17**	$922	—		—	—	30	940	1,020
Bear Stearns Cos., Inc. (The), 7.250%, 02/01/18**	384	—		—	—	14	370	422
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.270%	6,740	216,820		92,293	—	91	131,267	131,267
JPMorgan Prime Money Market Fund, Capital Shares, 0.270%***	30,621	92,332		84,006	—	—	38,947	38,947
JPMorgan Prime Money Market Fund, Institutional Class, 0.230%	—	2,663		2,663	—	6	—	—
Total	$38,667				$—	$141		$171,656
Government Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.150%	$62,436	$205,372		$195,000	$—	$97	72,808	$72,808
Total	$62,436				$—	$97		$72,808
High Yield Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.270%	$203,979	$774,360		$781,963	$—	$395	196,376	$196,376
JPMorgan Prime Money Market Fund, Capital Shares, 0.270%***	74,971	399,642		342,394	—	—	132,219	132,219
Total	$278,950				$—	$395		$328,595
Limited Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.270%	$49,500	$119,078		$106,184	$—	$145	62,394	$62,394
Total	$49,500				$—	$145		$62,394
Mortgage-Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class, 0.270%	$27,005	$215,546		$198,834	$—	$68	43,717	$43,717
Total	$27,005				$—	$68		$43,717
Short Duration Bond Fund
Bear Stearns Cos., Inc. (The), 4.500%, 10/28/10**	$992	$—		$1,023	$42	$10	—	$—
Bear Stearns Cos., Inc. (The), 4.550%, 06/23/10**	496	—		501	10	3	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.150%	140,512	1,001,669		857,455	—	267	284,726	284,726
JPMorgan Prime Money Market Fund, Capital Shares, 0.270%***	174,619	1,073,673		962,037	—	—	286,255	286,255
Total	$316,619				$52	$280		$570,981

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   191

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

	For the six months ended August 31, 2009
Affiliate	Value at February 28, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend*/ Interest Income	Shares/Principal Amount ($) at August 31, 2009	Value at August 31, 2009
Treasury & Agency Fund
JPMorgan Federal Money Market Fund, Institutional Class, 0.160%	$29,707	$234,617	$189,862	$—	$36	74,462	$74,462
Total	$29,707			$—	$36		$74,462

*	Does not include the reimbursement of advisory, administration and shareholder servicing fees resulting from investments in money market funds as disclosed in note 2.H. and 3.A.
**	Security was purchased prior to its affiliation with JPMorgan Chase & Co.
***	Represents investment of cash collateral related to securities on loan, as described in note 2.H. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.
˜	Security position increased due to reorganization (See Note 9).

C.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2009 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$9,061	0.09%
Core Plus Bond Fund	8,765	0.80
High Yield Fund	79,303	1.80
Limited Duration Bond Fund	1,096	0.40
Mortgage-Backed Securities Fund	227	0.02
Short Duration Bond Fund	25,562	0.60

D.  Derivatives — Certain Funds use instruments including futures, foreign currency contracts, options, swaps and other derivatives, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest; to hedge portfolio investments or to generate income or gain to the Funds. The Funds may also use derivatives to manage duration; sector and yield curve exposures and credit and spread volatility. The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Derivative notional amounts and values as of August 31, 2009, which are disclosed in the accompanying Schedules of Portfolio Investments, are indicative of the volume of the Funds’ derivatives activities over the reporting period.

Notes D.(1). — D.(3). below describe the various derivatives types used by the Funds.

(1). Futures — Certain Funds use treasury futures to manage and hedge interest rate risk associated with portfolio investments. The Funds also use futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Portfolio Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Receivable and/or payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

192   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Use of long futures contracts subject the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(2). Swaps — Certain Funds may engage in various swap transactions, including interest rate, credit default, index, price lock, spread lock and total return swaps, to manage credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

Credit Default Swaps

Core Plus Bond Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swap have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Funds’ portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Value of Derivative Instruments as of August 31, 2009

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures (a)	Swaps
Interest rate contracts	Receivables, Net Assets—Unrealized Appreciation	$6	$—
Total		$6	$—

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(8)	$—
Credit contracts	Payables	—	(160)
Total		$(8)	$(160)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   193

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2009, by primary underlying risk exposure (amounts in thousands):

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2009

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1)	$—	$—	$(1)
Foreign exchange contracts	—	(11)	—	(11)
Credit contracts	—	—	10	10
Total	$(1)	$(11)	$10	$(2)

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures	Swaps	Total
Interest rate contracts	$7	$—	$7
Credit contracts	—	220	220
Total	$7	$220	$227

The Fund’s derivatives contracts held at August 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

F.  Unfunded Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At August 31, 2009, Core Plus Bond Fund had the following unfunded loan commitment which could be extended at the option of the borrower (amounts in thousands):

				Commitment
Core Plus Bond Fund Security Description	Term	Maturity Date	Rate	Amount	Value
Lyondell Chemical	Term Loan	12/15/09	1.50%	$90	$93

G.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

194   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

H. Securities Lending — Each Fund (except Limited Duration Bond Fund) may lend securities to brokers approved by J.P. Morgan Investment Advisors Inc. (the “Advisor”) in order to generate additional income. JPMorgan Chase Bank N.A. (JPMCB), an affiliate of the Funds, serves as lending agent for the Funds pursuant to a Securities Lending Agreement (“Securities Lending Agreement”). Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations.

For the six months ended August 31, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Core Bond Fund	$289
Core Plus Bond Fund	123
High Yield Fund	470
Short Duration Bond Fund	578

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively; due to market volatility coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement however, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedules of Portfolio Investments. At August 31, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Unrealized (Loss) on Cash Collateral Investments	Total Value of Collateral Investments
Core Bond Fund	$163,817	$166,462	$(1,409)	$165,053
Core Plus Bond Fund	38,235	38,947	—	38,947
High Yield Fund	164,040	168,209	(1,293)	166,916
Short Duration Bond Fund	304,297	309,694	(635)	309,059

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the advisor does not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

The Funds invest cash collateral amounts received from borrowers in JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$33
Core Plus Bond Fund	15
High Yield Fund	58
Short Duration Bond Fund	76

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   195

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

The Funds paid lending agent fees to JPMCB as follows for the six months ended August 31, 2009 (amounts in thousands):

Lending Agent Fees Paid
Core Bond Fund	$22
Core Plus Bond Fund	6
High Yield Fund	28
Short Duration Bond Fund	34

I.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Generally, shares of the High Yield Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30

196   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2009 were as follows (excluding the reimbursement disclosed in Note 2.H. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Core Bond Fund	$320
Core Plus Bond Fund	16
Government Bond Fund	36
High Yield Fund	86
Limited Duration Bond Fund	33
Mortgage-Backed Securities Fund	14
Short Duration Bond Fund	116
Treasury & Agency Fund	25

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2009, the annualized effective rate was 0.11% of Government Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund and Treasury & Agency Fund’s average daily net assets and the annualized effective rate was 0.10% of Core Bond Fund, Core Plus Bond Fund, High Yield Fund and Short Duration Bond Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class R2
0.25%	0.75%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$2,832	$309
Core Plus Bond Fund	119	17
Government Bond Fund	335	69
High Yield Fund	163	29
Limited Duration Bond Fund	3	1
Mortgage-Backed Securities Fund	16	—
Short Duration Bond Fund	36	3
Treasury & Agency Fund	46	22

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   197

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	0.25	0.05%	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Core Bond Fund	0.75%	1.40%	1.40%	1.00%	0.53%	n/a	0.58%	0.40%
Core Plus Bond Fund	0.75	1.40	1.40	1.17	n/a	0.49%	0.65	0.40
Government Bond Fund	0.75	1.48	1.48	1.00	n/a	n/a	0.55	n/a
High Yield Fund	1.15	1.80	1.80	1.40	0.86	n/a	0.90	0.81
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	n/a	0.45	0.44
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	0.45	n/a

Prior to June 29, 2009, the contractual expense limitations for Core Bond Fund were 1.46%, 1.46%, 0.60% and 0.48% for Class B, Class C, Select Class and Ultra Shares, respectively.

Prior to June 29, 2009, the contractual expense limitations for Core Plus Bond Fund were 0.92%, 1.57%, 1.57%, 0.67% and 0.45% for Class A, Class B, Class C, Select Class and Ultra Shares, respectively.

The contractual expense limitation agreements were in effect for the six months ended August 31, 2009. The contractual expense limitation percentages in the table above are in place until at least June 30, 2010.

For the six months ended August 31, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

198   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Core Bond Fund	$1,647	$672	$2,387	$4,706	$100
Core Plus Bond Fund	71	254	99	424	20
Government Bond Fund	—	164	1,148	1,312	13
High Yield Fund	—	64	2,104	2,168	26
Limited Duration Bond Fund	247	128	67	442	8
Mortgage-Backed Securities Fund	1,085	249	56	1,390	12
Short Duration Bond Fund	594	534	—	1,128	27
Treasury & Agency Fund	—	68	834	902	13

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$294	$139	$—	$433
Core Plus Bond Fund	—	7	—	7
Government Bond Fund	—	161	44	205
High Yield Fund	—	1	—	1
Limited Duration Bond Fund	41	41	—	82
Short Duration Bond Fund	132	125	—	257

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The Advisor will make a payment to Core Bond Fund, Core Plus Bond Fund, High Yield Fund and Limited Duration Bond Fund of approximately $48,000, $135,000, $14,000 and $56,000, respectively, relating to operational errors.

4. Investment Transactions

During the six months ended August 31, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$2,891,711	$564,069	$585,755	$20,492
Core Plus Bond Fund	103,050	105,752	68,469	12,540
Government Bond Fund	66,093	70,400	51,953	23,556
High Yield Fund	1,853,290	600,408	—	—
Limited Duration Bond Fund	4,496	189,929	—	—
Mortgage-Backed Securities Fund	183,870	128,379	—	—
Short Duration Bond Fund	1,689,072	325,410	594,889	141,389
Treasury & Agency Fund	5,025	161,320	121,360	41,082

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   199

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2009 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$10,114,519	$448,117	$160,313	$287,804
Core Plus Bond Fund	1,123,312	50,496	56,779	(6,283)
Government Bond Fund	1,134,276	77,240	2,918	74,322
High Yield Fund	4,308,734	235,956	243,935	(7,979)
Limited Duration Bond Fund	379,880	2,185	90,802	(88,617)
Mortgage-Backed Securities Fund	1,124,470	79,838	45,319	34,519
Short Duration Bond Fund	4,721,569	73,046	22,052	50,994
Treasury & Agency Fund	620,944	15,944	25	15,919

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2009, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Short Duration Fund and Treasury & Agency Fund.

In addition, JPMorgan Diversified Fund, JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds and funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Diversified Fund	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Plus Bond Fund	n/a	48.8%	n/a
Government Bond Fund	n/a	14.9	n/a
High Yield Fund	0.4%	7.5	2.5%
Limited Duration Bond Fund	n/a	28.7	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to

200   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period commencing September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval. The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   201

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus the Reduced Rates are no longer in effect. The Reduced Rate Fund contained in this annual report is the Government Bond Fund.

9. Business Combinations

On February 18, 2009, the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Intermediate Bond Fund (“Intermediate Bond Fund” or “JPM II Target Fund”) into JPMorgan Core Bond Fund (“Core Bond Acquiring Fund”). On the same date the Boards of Trustees of JPM II and JPMorgan Trust I (“JPM I”) approved management’s proposal to merge JPMorgan Bond Fund (“Bond Fund” or “JPM I Target Fund”), a fund of JPM I, into JPMorgan Core Plus Bond Fund (“Core Plus Bond Acquiring Fund”). The Agreement and Plan of Reorganization with respect to Intermediate Bond Fund was approved by Intermediate Bond Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to Bond Fund was approved by Bond Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Select Class and Ultra shareholders of Intermediate Bond Fund received a number of shares of the corresponding class in Core Bond Acquiring Fund with a value equal to their holdings in Intermediate Bond Fund as of the close of business on the date of the reorganization. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B, Class C, Institutional Class, Select Class and Ultra shareholders of Bond Fund received a number of shares of the corresponding Class in Core Plus Bond Acquiring Fund with a value equal to their holdings in Bond Fund as of the close of business on the date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ Depreciation
Target Fund
Intermediate Bond Fund
Class A	9,994	$105,525	$10.56	$10,837
Class B	3,496	36,304	10.39
Class C	3,979	41,325	10.39
Select Class	54,611	576,149	10.55
Ultra	10,006	105,588	10.55

Acquiring Fund
Core Bond Fund
Class A	171,321	1,865,195	10.89	99,832
Class B	9,010	98,011	10.88
Class C	73,514	804,101	10.94
Class R2	95	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	322,376	3,506,978	10.88
Ultra	80,311	873,971	10.88

Post Reorganization
Core Bond Fund
Class A	181,014	1,970,720	10.89	110,669
Class B	12,347	134,315	10.88
Class C	77,293	845,426	10.94
Class R2	94	1,026	10.88
Class R5	24,389	265,127	10.87
Select Class	375,337	4,083,127	10.88
Ultra	90,014	979,561	10.88

202   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation/ (Depreciation)
Target Fund
Bond Fund				$(4,422)
Class A	1,532	$10,165	$6.64
Class B	370	2,437	6.59
Class C	770	5,095	6.62
Institutional Class	2,409	15,799	6.56
Select Class	4,674	30,681	6.56
Ultra	3,131	20,544	6.56

Acquiring Fund
Core Plus Bond Fund				(31,503)
Class A	10,030	74,360	7.41
Class B	751	5,593	7.45
Class C	5,031	37,449	7.44
Class R2	8	56	7.42
Institutional Class	5	40	7.42
Select Class	98,313	728,499	7.41
Ultra	3,859	28,582	7.41

Post Reorganization
Core Plus Bond Fund				(35,925)
Class A	11,401	84,525	7.41
Class B	1,078	8,030	7.45
Class C	5,715	42,544	7.44
Class R2	8	56	7.42
Institutional Class	2,134	15,839	7.42
Select Class	102,454	759,180	7.41
Ultra	6,633	49,126	7.41

Expenses related to the reorganization were incurred by the Target Portfolio. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

10. Transfers-In-Kind

During the six months ended August 31, 2009, certain shareholders of Core Plus Bond Fund purchased Ultra shares and the Core Plus Bond Fund received portfolio securities primarily by means of a Subscription in-kind for Ultra shares of the Core Plus Bond Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Value (000’s)	Type
April 28, 2009	$2,249	Subscription in-kind

During the six months ended August 31, 2009, certain shareholders of High Yield Fund purchased Select Class shares and the High Yield Fund received portfolio securities primarily by means of a Subscription in-kind for Select Class shares of the High Yield Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

Date	Value (000’s)	Type
March 30, 2009	$4,090	Subscription in-kind

Pursuant to procedures approved by the Board of Trustees, on June 29, 2009, certain shareholders of the Limited Duration Bond Fund redeemed Ultra Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities (amounts in thousands):

	Value (000’s)	Realized Losses (000’s)	Type
Ultra Shares	$107,423	$(31,903)	Redemption in-kind

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   203

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2009 (Unaudited) (continued)

11. Subsequent Events

At a meeting held on June 15, 2009, shareholders of the High Yield Fund approved the elimination of an investment policy that the Fund invest at least 80% of its assets in bonds (the “80% Bond Policy”). The 80% Bond Policy was eliminated effective September 14, 2009.

On the same date, the Fund changed one of its non-fundamental investment policies to clarify that high yield securities include loan assignments and commitments to purchase loan assignments (“Unfunded Commitments”) in addition to loan participations. In addition, the High Yield Fund’s investment strategies were changed to permit the Fund to invest up to, but not more than, 30% of its net assets in loan assignments and participations (Loans) and Unfunded Commitments and up to 20% of its Assets (as defined in the prospectus) in investment grade securities.

Management has evaluated all subsequent transactions and events after the balance sheet date through October 30, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

204   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2009, and continued to hold your shares at the end of the reporting period, August 31, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Core Bond Fund
Class A
Actual*	$1,000.00	$1,077.90	$3.93	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class B
Actual*	1,000.00	1,074.30	7.32	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class C
Actual*	1,000.00	1,073.60	7.32	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class R2
Actual*	1,000.00	1,076.40	5.23	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class R5
Actual*	1,000.00	1,078.60	2.36	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Select Class
Actual*	1,000.00	1,078.80	3.09	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59
Ultra
Actual*	1,000.00	1,078.70	2.10	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   205

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual*	$1,000.00	$1,119.70	$4.49	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class B
Actual*	1,000.00	1,117.30	7.58	1.42
Hypothetical*	1,000.00	1,018.05	7.22	1.42
Class C
Actual*	1,000.00	1,118.00	7.58	1.42
Hypothetical*	1,000.00	1,018.05	7.22	1.42
Class R2
Actual*	1,000.00	1,119.20	6.30	1.16
Hypothetical*	1,000.00	1,019.36	6.01	1.16
Institutional Class
Actual**	1,000.00	1,049.60	0.96	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48
Select Class
Actual*	1,000.00	1,112.20	3.53	0.66
Hypothetical*	1,000.00	1,021.88	3.36	0.66
Ultra
Actual*	1,000.00	1,123.60	2.25	0.42
Hypothetical*	1,000.00	1,023.09	2.14	0.42

Government Bond Fund
Class A
Actual*	1,000.00	1,030.00	3.84	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class B
Actual*	1,000.00	1,026.00	7.56	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class C
Actual*	1,000.00	1,026.40	7.56	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R2
Actual*	1,000.00	1,028.80	5.11	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Select Class
Actual*	1,000.00	1,031.20	2.46	0.48
Hypothetical*	1,000.00	1,022.79	2.45	0.48

High Yield Fund
Class A
Actual*	1,000.00	1,284.70	6.62	1.15
Hypothetical*	1,000.00	1,019.41	5.85	1.15
Class B
Actual*	1,000.00	1,279.90	10.29	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class C
Actual*	1,000.00	1,280.60	10.29	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79

206   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid March 1, 2009 to August 31, 2009	Annualized Expense Ratio
High Yield Fund (continued)
Class R2
Actual*	$1,000.00	$1,283.30	$8.06	1.40%
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class R5
Actual*	1,000.00	1,287.40	4.90	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,285.20	5.18	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Ultra
Actual*	1,000.00	1,285.80	4.61	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

Limited Duration Bond Fund
Class A
Actual*	1,000.00	1,099.20	3.70	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class B
Actual*	1,000.00	1,097.30	6.34	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,097.50	6.34	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Select Class
Actual*	1,000.00	1,100.60	2.38	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Ultra
Actual*	1,000.00	1,103.00	1.33	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

Mortgage-Backed Securities Fund
Class A
Actual*	1,000.00	1,099.30	3.44	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Select Class
Actual*	1,000.00	1,101.50	2.12	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Ultra
Actual*	1,000.00	1,102.30	1.32	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

Short Duration Bond Fund
Class A
Actual*	1,000.00	1,032.50	4.10	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class B
Actual*	1,000.00	1,030.30	6.65	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   207

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2009	Ending Account Value, August 31, 2009	Expenses Paid March 1, 2009 to August 31, 2009	Annualized Expense Ratio
Short Duration Bond Fund (continued)
Class C
Actual*	$1,000.00	$1,030.50	$6.65	1.30%
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Select Class
Actual*	1,000.00	1,033.70	2.82	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Ultra
Actual*	1,000.00	1,034.90	1.54	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30

Treasury & Agency Fund
Class A
Actual*	1,000.00	1,018.40	3.56	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class B
Actual*	1,000.00	1,015.60	6.10	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Select Class
Actual*	1,000.00	1,019.60	2.29	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 71/365 (to reflect the actual period). The Class commenced operations on June 19, 2009.

208   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2009, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the J.P. Morgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2009.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   209

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for certain of the J.P. Morgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting, securities lending and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Treasury & Agency Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance was in the fifth, fourth and fourth quintiles for Class A shares and in the fifth, fourth and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31,

210   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

2008, respectively. Based on additional information provided by the Advisor, the Trustees further noted that the Fund underperformed certain funds in its Lipper Peer Group due to its relative underweighting to non-Agency Government securities. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Core Plus Bond Fund’s performance was in the third quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Government Bond Fund’s performance was in the first quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the High Yield Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor, including recent changes to the Fund approved by shareholders in June, and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Limited Duration Bond Fund’s performance was in the fourth quintile for Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees also considered and approved changes to the Fund’s name, benchmark and duration strategy. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the Fixed Income subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance was in the second quintile for each period for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Short Duration Bond Fund’s performance was in the fourth, third and third quintiles for Class A shares and in the fourth, third and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively. Based on additional information provided by the Advisor, the Trustees further noted that the Fund underperformed certain funds in its Lipper Peer Group due to its relative underweighting to non-Agency Government securities. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Treasury & Agency Fund’s performance was in the fourth, fourth and third quintiles for Class A shares and in the third, third and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2008, respectively, and that the independent consultant indicated that the overall performance was satisfactory. Based on additional information provided by the Advisor, the Trustees further noted that the Fund underperformed certain funds in its Lipper Peer Group due to it relative underweighting to non-Agency Government securities. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered

AUGUST 31, 2009        J.P. MORGAN INCOME FUNDS   211

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for Class A and Select Shares were in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Shares were in the first and second quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fees and actual total expenses for Class A and Select shares were in the third quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for Class A and Select shares were in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the High Yield Fund’s net advisory fee for both Class A and Select shares were in the fifth quintile and that the actual total expenses for Class A and Select shares were in the third and fourth quintiles, respectively, of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information and the Fund’s long-term, after-tax performance record, concluded that the advisory fees were reasonable.

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for the Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee and actual total expenses for Class A and Select shares were all in the first quintiles of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and the actual total expenses for both Class A shares and Select Class shares were in the second quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for both Class A and Select Class shares were in the second quintile and the actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

212   J.P. MORGAN INCOME FUNDS        AUGUST 31, 2009

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a special meeting of shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including the Funds. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313

John F. Finn
In Favor	93,441,137
Withheld	1,027,624

Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740

Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045

Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363

Peter C. Marshall
In Favor	93,503,565
Withheld	965,196

Marilyn McCoy
In Favor	93,509,493
Withheld	959,268

William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968

Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290

Fergus Reid, III
In Favor	93,503,219
Withheld	965,542

Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928

James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

Proposal 2c: To approve the replacement of the fundamental investment objective for the Government Bond Fund with a new non-fundamental investment objective. The proposal was not approved by shareholders of the Government Bond Fund and, therefore, the Government Bond Fund’s current investment objective did not change. The results of the voting were as follows:

Amounts in thousands
For	29,042
Against	24,103
Abstain	552
Broker Non Votes	38,604

Proposal 4a: To approve the replacement of a fundamental investment objective for the High Yield Fund with a new non-fundamental investment objective. The proposal was not approved by shareholders of the High Yield Fund and, therefore, the High Yield Fund’s current investment objective did not change. The results of the voting were as follows:

Amounts in thousands
For	166,558
Against	163,318
Abstain	681
Broker Non Votes	40,991

Proposal 4b: To approve the elimination of a fundamental investment policy that requires the High Yield Fund to invest at least 80% of its assets in bonds (the “80% Bond Policy”). The proposal was approved by shareholders of the High Yield Fund and the elimination of the 80% Bond Policy took effect on September 14, 2009. The results of the voting were as follows:

Amounts in thousands
For	327,442
Against	2,523
Abstain	592
Broker Non Votes	40,991

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. August 2009.	SAN-INC2-809

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 9, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

November 9, 2009